UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/19

Item 1.	Reports to Stockholders.

Annual Report to Shareholders	October 31, 2019

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ∎ C: CPNCX ∎ R: CPNRX ∎ Y: CPNYX ∎ R5: CPNFX ∎ R6: CPNSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

    At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

    The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco All Cap Market Neutral Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎   Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

      We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

      I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

      On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco All Cap Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.99%
Class C Shares	-10.82
Class R Shares	-10.26
Class Y Shares	-9.85
Class R5 Shares	-9.70
Class R6 Shares	-9.71
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	2.35
Lipper Alternative Equity Market Neutral Funds Index⬛ (Peer Group Index)	-1.48
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. The US Federal Reserve (the Fed) raised interest rates once during the fiscal year in December 2018.2

    Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Portfolio Composition
By sector, based on total net assets

	Equity Securities
	Long [1]	Short [2]	Gross Exposure	[3]	Net Exposure	[4]
Health Care	17.8%	16.9%	34.7%		0.9%
Consumer Discretionary	15.7	14.6	30.3		1.1
Information Technology	13.6	13.0	26.6		0.6
Industrials	10.7	11.4	22.1		-0.7
Financials	10.7	11.3	22.0		-0.6
Energy	4.9	4.3	9.2		0.6
Real Estate	4.3	4.4	8.7		-0.1
Communication Services	4.3	4.2	8.5		0.1
Materials	4.1	4.5	8.6		-0.4
Consumer Staples	1.6	2.3	3.9		-0.7
Utilities	0.2	0.6	0.8		-0.4
Money Market Funds Plus Other Assets Less Liabilities	12.1	-	12.1		12.1
Total	100.0%	87.5%	187.5%		12.5%

1 Represents the value of the equity securities in the portfolio.

2 Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.

3 Represents the cumulative exposure of the Fund’s long and short positions.

4 Represents the net exposure of the Fund’s long and short positions.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.2 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25%

Total Net Assets	$63.1 million

Data presented here are as of October 31, 2019.

4	Invesco All Cap Market Neutral Fund

based on business investment and exports remaining weak.2 Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

    The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain neutral sector and industry exposures. The Fund uses a proprietary multi-factor model that evaluates fundamental and behavioral factors to forecast individual security returns and risks. The multi-factor model is based on three factors: Quality, Value and Momentum (Earnings and Price)3 and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those that are poorly ranked. As such, the goal is to provide absolute risk adjusted returns over a full market cycle, regardless of the direction of the equity markets.

    Quantitative strategies faced challenges over the fiscal year as several sharp reversals in market sentiment, driven largely by macroeconomic events, such as trade policy and central bank policy, increased factor volatility and reduced the historical benefits of factor diversification. Typically, Value, Quality and Momentum strategies are lowly/ negatively correlated. However, in the first part of the fiscal year, all the factors were negative. This is a rare occurrence and we were encouraged to see these historical relationships, especially between Value and Momentum, restored as the fiscal year ended.

    The last period where our multi-factor model’s prognostic ability was this challenged was in 2009 as the markets recovered sharply from the onset of the global financial crisis. During the fiscal year, Value factors, which showed strength in 2009, showed the least efficacy. Higher quality companies were also out of favor on a relative basis, as favorable monetary policies provided relief to companies that were reliant on net external financing. This sentiment also adversely affected our Price Momentum signals and just when it appeared that a trend was developing, it quickly reversed. Earnings Momentum signals also declined, and both momentum measures did not offset Value factors as they had historically done until much later in the fiscal year.

    Pursuant to the Fund’s market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the FTSE US 3-Month Treasury Bill Index. During the fiscal year, this dynamic was challenged, as the least attractive stocks outperformed the most attractive. While major US equity market indexes showed double-digit gains, the Fund’s short holdings only modestly detracted from the Fund’s relative returns. Conversely, the most attractive stocks did not perform as expected and declined in value, which resulted in a reverse performance spread.

    During the fiscal year, the strongest contributors to the Fund’s absolute performance were holdings in the financials, health care, information technology (IT) and real estate sectors. Within the financials and real estate sectors, the Fund’s long positons rose in value while the short positions declined. Within IT, short positions rose in value, but the long positions gained even more. The reverse was true in the health care sector, as the Fund’s long holdings declined slightly and the short holdings declined more. In each case, a positive spread was earned, which contributed to the Fund’s performance.

    The largest detractors from the Fund’s absolute performance during the fiscal year were in the energy, communication services, consumer discretionary and industrials sectors. With the exception of the energy sector, the Fund’s long positons produced negative returns and were compounded by the short positions rising in value. In the energy sector, and specifically in the oil, gas and consumable fuels industry, both long and short positions declined in value, but the long positions declined further, which resulted in a negative return spread and detracted from the Fund’s performance.

    Please note that the Fund may utilize derivative instruments that include equity-related total return swaps and futures contracts. During the fiscal year, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors/industries described above, but did not use futures contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Certain derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco All Cap Market Neutral Fund.

1	Source: Bloomberg

2	Source: US Federal Reserve

3	The Model’s factors – Quality, Value and Momentum (Earnings and Price) are the foundation of the Fund’s stock selection process. Quality factors assess capital efficiency and stewardship while Value factors evaluate cash flow, dividend and earnings yields. Factors considered in Momentum include, but are not limited to, earnings momentum and earnings revisions and measures of stock price momentum.

Portfolio managers:

Michael Abata

Anthony Munchak

Glen Murphy

Francis Orlando

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco All Cap Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	–0.88%
5 Years	–2.36
1 Year	–14.97

Class C Shares
Inception (12/17/13)	–0.69%
5 Years	–2.03
1 Year	–11.62

Class R Shares
Inception (12/17/13)	–0.18%
5 Years	–1.51
1 Year	–10.26

Class Y Shares
Inception (12/17/13)	0.31%
5 Years	–1.02
1 Year	–9.85

Class R5 Shares
Inception (12/17/13)	0.38%
5 Years	–0.94
1 Year	–9.70

Class R6 Shares
Inception (12/17/13)	0.36%
5 Years	–0.97
1 Year	–9.71

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.51%, 2.26%, 1.76%, 1.26%, 1.13% and 1.13%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.52%, 2.27%,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	–1.04%
5 Years	–2.44
1 Year	–13.24

Class C Shares
Inception (12/17/13)	–0.80%
5 Years	–2.07
1 Year	–9.55

Class R Shares
Inception (12/17/13)	–0.30%
5 Years	–1.56
1 Year	–8.23

Class Y Shares
Inception (12/17/13)	0.17%
5 Years	–1.09
1 Year	–7.89

Class R5 Shares
Inception (12/17/13)	0.24%
5 Years	–1.03
1 Year	–7.84

Class R6 Shares
Inception (12/17/13)	0.22%
5 Years	–1.04
1 Year	–7.85

1.77%, 1.27%, 1.14% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective seeks to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio managers’ stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader U.S. equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco All Cap Market Neutral Fund

of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-87.96%
Advertising-0.88%
Fluent, Inc.(b)	40,550	$94,482
Marchex, Inc., Class B(b)	9,200	30,452
National CineMedia, Inc.	51,300	430,663
		555,597

Aerospace & Defense-0.19%
Astronics Corp.(b)	4,150	120,101

Agricultural & Farm Machinery-0.55%
AGCO Corp.	4,500	345,105

Airlines-1.03%
Copa Holdings S.A., Class A (Panama)	3,550	361,177
Delta Air Lines, Inc.	2,150	118,422
United Airlines Holdings, Inc.(b)	1,900	172,596
		652,195

Aluminum-0.08%
Alcoa Corp.(b)	2,300	47,817

Apparel Retail-0.27%
Cato Corp. (The), Class A	4,550	79,580
Tilly’s, Inc., Class A	8,850	90,801
		170,381

Apparel, Accessories & Luxury Goods-0.28%
Kontoor Brands, Inc.	3,100	117,800
Vera Bradley, Inc.(b)	5,500	59,180
		176,980

Application Software-1.18%
Digital Turbine, Inc.(b)	57,000	398,430
Intelligent Systems Corp.(b)	7,250	327,482
Telaria, Inc.(b)	2,900	21,953
		747,865

Asset Management & Custody Banks-0.63%
Ashford Inc.(b)	91	2,186
Brightsphere Investment Group, Inc.	7,050	69,231
Sculptor Capital Management, Inc.	11,950	214,741
Victory Capital Holdings, Inc., Class A	7,250	112,810
		398,968

Auto Parts & Equipment-0.67%
Dana, Inc.	2,900	47,067
Shiloh Industries, Inc.(b)	11,900	43,078
Stoneridge, Inc.(b)	10,750	331,960
		422,105

Automobile Manufacturers-0.43%
Ford Motor Co.	31,600	271,444

	Shares	Value
Biotechnology-6.73%
Alexion Pharmaceuticals, Inc.(b)	2,600	$274,040
AMAG Pharmaceuticals, Inc.(b)	8,700	84,434
Arcturus Therapeutics Holdings, Inc.(b)	6,100	67,466
Arena Pharmaceuticals, Inc.(b)	2,750	133,966
Arrowhead Pharmaceuticals, Inc.(b)	21,650	867,082
BioSpecifics Technologies Corp.(b)	2,300	111,389
CareDx, Inc.(b)	20,050	525,510
CEL-SCI Corp.(b)	10,000	68,600
ChemoCentryx, Inc.(b)	5,250	45,150
Coherus Biosciences, Inc.(b)	14,600	253,602
Eagle Pharmaceuticals, Inc.(b)	4,900	307,230
Enanta Pharmaceuticals, Inc.(b)	9,000	547,920
Incyte Corp.(b)	600	50,352
Ironwood Pharmaceuticals, Inc.(b)	17,200	172,688
KalVista Pharmaceuticals, Inc.(b)	10,350	109,710
Molecular Templates, Inc.(b)	6,400	54,144
Myriad Genetics, Inc.(b)	1,600	53,872
Pfenex, Inc.(b)	26,050	240,181
Vanda Pharmaceuticals, Inc.(b)	7,800	105,378
Veracyte, Inc.(b)	7,550	173,122
		4,245,836

Broadcasting-0.43%
TEGNA, Inc.	18,150	272,795

Building Products-1.27%
Builders FirstSource, Inc.(b)	35,350	799,263

Cable & Satellite-0.50%
Altice USA, Inc., Class A(b)	8,150	252,243
MSG Networks, Inc., Class A(b)	4,100	66,461
		318,704

Casinos & Gaming-0.69%
Everi Holdings, Inc.(b)	43,250	435,095

Coal & Consumable Fuels-1.35%
Arch Coal, Inc., Class A	2,750	216,947
CONSOL Energy, Inc.(b)	6,550	86,657
Hallador Energy Co.	32,200	108,353
NACCO Industries, Inc., Class A	5,850	295,425
Peabody Energy Corp.	13,900	146,367
		853,749

Commercial Printing-0.20%
Ennis, Inc.	6,450	126,356

Commodity Chemicals-0.32%
Methanex Corp. (Canada)	5,300	201,029

Communications Equipment-1.48%
Ciena Corp.(b)	5,900	219,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco All Cap Market Neutral Fund

	Shares	Value
Communications Equipment-(continued)
Comtech Telecommunications Corp.	15,250	$532,987
Digi International, Inc.(b)	5,850	84,357
PC-Tel, Inc.(b)	13,800	98,670
		935,022

Computer & Electronics Retail-1.26%
Rent-A-Center, Inc.	30,750	795,502

Construction & Engineering-1.91%
Great Lakes Dredge & Dock Corp.(b)	55,650	598,237
MasTec, Inc.(b)	9,700	610,518
		1,208,755

Construction Machinery & Heavy Trucks-1.12%
Commercial Vehicle Group, Inc.(b)	21,100	153,819
Meritor, Inc.(b)	25,100	552,953
		706,772

Consumer Electronics-0.47%
GoPro, Inc., Class A(b)	36,250	150,800
Universal Electronics, Inc.(b)	2,750	143,330
		294,130

Consumer Finance-2.08%
Curo Group Holdings Corp.(b)	11,250	157,388
Enova International, Inc.(b)	2,700	63,423
Navient Corp.	59,450	818,626
Nelnet, Inc., Class A	1,600	98,032
OneMain Holdings, Inc.	4,450	178,000
		1,315,469

Data Processing & Outsourced Services-1.82%
Cardtronics PLC, Class A(b)	23,050	789,693
Paysign, Inc.(b)	33,350	359,513
		1,149,206

Department Stores-0.09%
Dillard’s, Inc., Class A	800	55,184

Distributors-0.25%
Funko, Inc., Class A(b)	8,900	160,200

Diversified Banks-0.95%
Citigroup, Inc.	8,350	600,031

Diversified Metals & Mining-0.49%
Teck Resources Ltd., Class B (Canada)	19,650	311,060

Education Services-0.78%
Career Education Corp.(b)	1,850	26,196
K12, Inc.(b)	23,650	468,033
		494,229

Electric Utilities-0.24%
Genie Energy Ltd., Class B	20,200	150,490

	Shares	Value
Electrical Components & Equipment-0.53%
Atkore International Group, Inc.(b)	5,250	$182,175
GrafTech International Ltd.	12,450	150,396
		332,571

Electronic Components-0.13%
Bel Fuse, Inc., Class B	5,450	80,170

Electronic Equipment & Instruments-0.68%
Coda Octopus Group, Inc.(b)	6,850	50,279
Napco Security Technologies, Inc.(b)	3,150	95,634
Zebra Technologies Corp., Class A(b)	1,200	285,444
		431,357

Environmental & Facilities Services-0.16%
CECO Environmental Corp.(b)	14,650	100,499

Fertilizers & Agricultural Chemicals-0.82%
CF Industries Holdings, Inc.	11,450	519,257

Food Retail-0.12%
Natural Grocers by Vitamin Cottage, Inc.(b)	8,400	73,668

Footwear-1.94%
Crocs, Inc.(b)	11,800	412,882
Deckers Outdoor Corp.(b)	3,650	558,085
Rocky Brands, Inc.	5,050	140,440
Skechers U.S.A., Inc., Class A(b)	3,100	115,847
		1,227,254

Gold-0.17%
Coeur Mining, Inc.(b)	14,650	80,868
Kirkland Lake Gold Ltd. (Canada)	600	28,170
		109,038

Health Care Distributors-0.52%
McKesson Corp.	2,450	325,850

Health Care Equipment-2.45%
FONAR Corp.(b)	4,350	88,436
Glaukos Corp.(b)	1,300	82,979
iRadimed Corp.(b)	8,500	214,625
Mesa Laboratories, Inc.	450	102,487
Novocure Ltd.(b)	8,600	616,104
Tandem Diabetes Care, Inc.(b)	5,000	307,900
Zynex, Inc.	14,850	137,214
		1,549,745

Health Care Facilities-1.54%
Community Health Systems, Inc.(b)	93,100	329,574
Joint Corp. (The)(b)	7,700	146,839
Tenet Healthcare Corp.(b)	19,450	492,863
		969,276

Health Care REITs-0.19%
CareTrust REIT, Inc.	5,000	121,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco All Cap Market Neutral Fund

	Shares	Value
Health Care Services-0.71%
Amedisys, Inc.(b)	1,250	$160,650
Cross Country Healthcare, Inc.(b)	8,600	92,966
Fulgent Genetics, Inc.(b)	12,750	122,145
Psychemedics Corp.	7,650	73,670
		449,431

Health Care Supplies-0.77%
BioLife Solutions, Inc.(b)	5,300	90,153
STAAR Surgical Co.(b)	12,050	394,999
		485,152

Health Care Technology-0.47%
Icad, Inc.(b)	13,100	89,866
Simulations Plus, Inc.	5,800	205,378
		295,244

Homebuilding-0.52%
Installed Building Products, Inc.(b)	5,000	326,100

Homefurnishing Retail-0.53%
Aaron’s, Inc.	2,450	183,579
Bed Bath & Beyond, Inc.	7,800	106,860
RH(b)	250	45,425
		335,864

Hotel & Resort REITs-0.28%
Braemar Hotels & Resorts, Inc.	19,450	179,524

Hotels, Resorts & Cruise Lines-0.38%
Red Lion Hotels Corp.(b)	5,300	31,800
Wyndham Destinations, Inc.	4,500	208,845
		240,645

Household Appliances-0.11%
Whirlpool Corp.	450	68,454

Housewares & Specialties-0.12%
Newell Brands, Inc.	4,000	75,880

Human Resource & Employment Services-0.10%
Barrett Business Services, Inc.	750	65,798

Industrial Conglomerates-0.57%
Carlisle Cos., Inc.	650	98,976
General Electric Co.	26,450	263,971
		362,947

Industrial Machinery-0.25%
LB Foster Co., Class A(b)	8,600	156,520

Industrial REITs-1.67%
Industrial Logistics Properties Trust	15,150	321,786
Innovative Industrial Properties, Inc.	8,250	627,000
Plymouth Industrial REIT, Inc.	5,700	107,502
		1,056,288

	Shares	Value
Insurance Brokers-0.56%
eHealth, Inc.(b)	5,100	$352,104

Integrated Telecommunication Services-0.19%
IDT Corp., Class B(b)	17,150	116,792

Interactive Home Entertainment-1.05%
Glu Mobile, Inc.(b)	112,250	665,642

Interactive Media & Services-1.21%
DHI Group, Inc.(b)	36,450	131,949
Meet Group, Inc. (The)(b)	65,300	278,178
Travelzoo(b)	10,550	106,766
TripAdvisor, Inc.(b)	6,100	246,440
		763,333

Internet & Direct Marketing Retail-2.85%
1-800-Flowers.com, Inc., Class A(b)	17,200	245,272
eBay, Inc.	19,700	694,425
Etsy, Inc.(b)	7,350	327,001
Expedia Group, Inc.	1,400	191,324
Rubicon Project, Inc. (The)(b)	39,900	339,150
		1,797,172

IT Consulting & Other Services-0.62%
Unisys Corp.(b)	38,450	394,497

Leisure Facilities-0.59%
SeaWorld Entertainment, Inc.(b)	14,200	375,164

Leisure Products-0.05%
MasterCraft Boat Holdings, Inc.(b)	1,850	29,138

Life & Health Insurance-0.66%
Brighthouse Financial, Inc.(b)	10,950	413,472

Life Sciences Tools & Services-1.22%
Champions Oncology, Inc.(b)	12,950	67,728
Medpace Holdings, Inc.(b)	9,500	699,485
		767,213

Metal & Glass Containers-0.24%
Berry Global Group, Inc.(b)	3,700	153,587

Motorcycle Manufacturers-0.34%
Harley-Davidson, Inc.	5,500	214,005

Office Services & Supplies-0.05%
Pitney Bowes, Inc.	6,850	30,140

Oil & Gas Equipment & Services-0.77%
DMC Global, Inc.	8,900	398,186
ION Geophysical Corp.(b)	5,350	50,451
KLX Energy Services Holdings, Inc.(b)	4,950	39,303
		487,940

Oil & Gas Exploration & Production-1.47%
Bonanza Creek Energy, Inc.(b)	5,050	89,991
California Resources Corp.(b)	21,900	122,421

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco All Cap Market Neutral Fund

	Shares	Value
Oil & Gas Exploration & Production-(continued)
Evolution Petroleum Corp.	30,950	$173,939
W&T Offshore, Inc.(b)	120,400	485,212
Whiting Petroleum Corp.(b)	8,800	55,792
		927,355

Oil & Gas Refining & Marketing-0.45%
Adams Resources & Energy, Inc.	2,800	84,000
World Fuel Services Corp.	4,750	198,408
		282,408

Oil & Gas Storage & Transportation-0.84%
Ardmore Shipping Corp. (Ireland)(b)	5,500	43,945
Dorian LPG Ltd.(b)	22,100	275,145
Nordic American Tankers Ltd.	59,450	212,831
		531,921

Packaged Foods & Meats-0.42%
Freshpet, Inc.(b)	3,200	167,232
TreeHouse Foods, Inc.(b)	1,850	99,937
		267,169

Paper Products-0.64%
Domtar Corp.	5,100	185,589
Resolute Forest Products, Inc.	61,200	221,544
		407,133

Pharmaceuticals-3.44%
Cerecor, Inc.(b)	25,900	89,096
Chiasma, Inc.(b)	28,700	150,388
Corcept Therapeutics, Inc.(b)	22,200	323,898
Harrow Health, Inc.(b)	11,650	58,250
Horizon Therapeutics PLC(b)	8,200	237,062
Innoviva, Inc.(b)	56,350	654,787
Lannett Co., Inc.(b)	27,950	332,325
Pacira BioSciences, Inc.(b)	6,800	275,332
SIGA Technologies, Inc.(b)	9,200	51,060
		2,172,198

Real Estate Development-0.17%
Maui Land & Pineapple Co., Inc.(b)	10,150	104,444

Real Estate Services-0.22%
Altisource Portfolio Solutions S.A.(b)	7,850	139,730

Regional Banks-4.47%
ACNB Corp.	3,100	109,709
Bancorp, Inc. (The)(b)	9,250	100,825
Bank of Commerce Holdings	3,500	39,270
Bank of Marin Bancorp	1,100	48,257
C&F Financial Corp.	1,500	76,290
First Business Financial Services, Inc.	3,300	80,256
First Financial Northwest, Inc.	5,850	82,777
Hawthorn Bancshares, Inc.	1,768	42,432
Hilltop Holdings, Inc.	24,800	579,328
MVB Financial Corp.	1,650	33,248

	Shares	Value
Regional Banks-(continued)
OFG Bancorp (Puerto Rico)	37,950	$770,764
Popular, Inc. (Puerto Rico)	15,200	827,792
Stewardship Financial Corp.	1,950	30,713
		2,821,661

Research & Consulting Services-0.06%
Nielsen Holdings PLC	1,750	35,280

Residential REITs-0.66%
Bluerock Residential Growth REIT, Inc.	10,700	128,614
BRT Apartments Corp.	12,100	202,070
Clipper Realty, Inc.	8,600	82,904
		413,588

Restaurants-1.35%
Brinker International, Inc.	9,950	442,277
Denny’s Corp.(b)	1,450	29,174
Dine Brands Global, Inc.	2,500	182,875
Starbucks Corp.	2,350	198,716
		853,042

Semiconductor Equipment-1.84%
Enphase Energy, Inc.(b)	6,850	133,096
Lam Research Corp.	500	135,520
Teradyne, Inc.	2,000	122,440
Xperi Corp.	38,100	773,620
		1,164,676

Semiconductors-2.50%
Cirrus Logic, Inc.(b)	1,100	74,756
Inphi Corp.(b)	3,700	265,956
Lattice Semiconductor Corp.(b)	40,900	801,231
NXP Semiconductors N.V. (Netherlands)	250	28,420
Pixelworks, Inc.(b)	6,050	23,534
QUALCOMM, Inc.	3,250	261,430
SMART Global Holdings, Inc.(b)	4,100	121,770
		1,577,097

Soft Drinks-0.89%
Coca-Cola Consolidated, Inc.	2,050	562,438

Specialized Consumer Services-0.28%
Collectors Universe, Inc.	6,100	174,826

Specialized REITs-1.08%
CoreCivic, Inc.	15,550	237,293
Lamar Advertising Co., Class A	350	28,003
Outfront Media, Inc.	11,300	297,303
Safehold, Inc.	2,100	72,618
SBA Communications Corp., Class A	200	48,130
		683,347

Specialty Chemicals-0.11%
Livent Corp.(b)	9,900	67,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco All Cap Market Neutral Fund

	Shares	Value
Specialty Stores-1.41%
Barnes & Noble Education, Inc.(b)	41,100	$168,921
Dick’s Sporting Goods, Inc.	11,400	443,802
Hibbett Sports, Inc.(b)	11,500	274,390
		887,113

Steel-1.22%
Ryerson Holding Corp.(b)	9,100	79,079
Warrior Met Coal, Inc.	35,450	690,566
		769,645

Systems Software-0.71%
GlobalSCAPE, Inc.	11,650	113,005
NortonLifeLock, Inc.	14,600	334,048
		447,053

Technology Distributors-0.42%
Tech Data Corp.(b)	2,200	267,300

Technology Hardware, Storage & Peripherals-2.25%
Avid Technology, Inc.(b)	22,200	149,961
Diebold Nixdorf, Inc.(b)	54,050	378,350
Western Digital Corp.	800	41,320
Xerox Holdings Corp.	25,050	849,946
		1,419,577

Thrifts & Mortgage Finance-1.38%
Federal Agricultural Mortgage Corp., Class C	1,900	160,911
FS Bancorp, Inc.	2,050	117,362
New York Community Bancorp, Inc.	42,300	492,795
Severn Bancorp, Inc.	6,200	51,460
Sterling Bancorp	4,950	47,966
		870,494

	Shares	Value
Tobacco-0.18%
Turning Point Brands, Inc.	5,350	$111,655

Trading Companies & Distributors-2.50%
Foundation Building Materials, Inc.(b)	14,150	263,048
General Finance Corp.(b)	13,600	133,008
GMS, Inc.(b)	12,400	371,504
Herc Holdings, Inc.(b)	10,150	449,239
Titan Machinery, Inc.(b)	12,900	214,140
Transcat, Inc.(b)	3,050	95,587
Veritiv Corp.(b)	4,000	54,560
		1,581,086

Trucking-0.25%
Avis Budget Group, Inc.(b)	1,900	56,449
YRC Worldwide, Inc.(b)	29,700	99,495
		155,944
Total Common Stocks & Other Equity Interests (Cost $54,191,874)		55,531,460

Money Market Funds-11.55%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	2,553,087	2,553,087
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	1,823,357	1,824,086
Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	2,917,813	2,917,813
Total Money Market Funds (Cost $7,294,809)		7,294,986
TOTAL INVESTMENTS IN SECURITIES-99.51% (Cost $61,486,683)		62,826,446
OTHER ASSETS LESS LIABILITIES–0.49%		309,434
NET ASSETS-100.00%		$63,135,880

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value(2)(3)	Unrealized Appreciation(2)(3)	Net Value of Reference Entities
Equity Risk
Equity Securities – Short	Morgan Stanley & Co. LLC	04/26/2021	Federal Funds Floating Rate	Monthly	$(55,400,473)	$–	$149,178	$149,178	$(55,232,806)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Fund floating rate.
(2)	Amount includes $(18,489) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements collateralized by $144,736 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Equity Securities - Short
Advertising
Boston Omaha Corp., Class A	(6,100)	$(137,006)	0.22

Aerospace & Defense
AeroVironment, Inc.	(3,250)	(188,435)	0.34
Axon Enterprise, Inc.	(3,100)	(158,503)	0.30
Boeing Co. (The)	(2,480)	(842,977)	1.52
BWX Technologies, Inc.	(2,300)	(133,630)	0.23
Maxar Technologies, Inc.	(39,300)	(333,657)	0.58
		(1,657,202)

Agricultural & Farm Machinery
Lindsay Corp.	(1,350)	(127,454)	0.23

Agricultural Products
Archer-Daniels-Midland Co.	(2,750)	(115,610)	0.20

Airlines
American Airlines Group, Inc.	(19,750)	(593,685)	1.01
Spirit Airlines, Inc.	(3,450)	(129,582)	0.23
		(723,267)

Alternative Carriers
Vonage Holdings Corp.	(6,150)	(60,086)	0.11

Aluminum
Century Aluminum Co.	(60,550)	(353,006)	0.66

Apparel Retail
Guess?, Inc.	(11,600)	(194,300)	0.37
Urban Outfitters, Inc.	(7,100)	(203,770)	0.38
		(398,070)

Apparel, Accessories & Luxury Goods
Canada Goose Holdings, Inc.	(15,950)	(667,188)	1.12

Application Software
2U, Inc.	(12,550)	(224,959)	0.40
Asure Software, Inc.	(8,550)	(77,249)	0.13
Benefitfocus, Inc.	(8,150)	(185,290)	0.33
Digimarc Corp.	(3,100)	(110,360)	0.22
GTY Technology Holdings, Inc.	(10,650)	(55,487)	0.09
Nutanix, Inc., Class A	(29,150)	(851,763)	1.44
Park City Group, Inc.	(10,250)	(55,863)	0.10
Pluralsight, Inc., Class A	(3,150)	(56,952)	0.10
SharpSpring, Inc.	(5,300)	(54,007)	0.08
Veritone, Inc.	(12,050)	(31,330)	0.06
VirnetX Holding Corp.	(45,350)	(265,297)	0.43
		(1,968,557)

Asset Management & Custody Banks
WisdomTree Investments, Inc.	(23,500)	(120,085)	0.21

	Shares	Value	Percentage of Reference Entities
Auto Parts & Equipment
Horizon Global Corp.	(15,000)	$(57,600)	0.11
Motorcar Parts of America, Inc.	(4,300)	(81,958)	0.13
Veoneer, Inc.	(4,250)	(67,660)	0.13
		(207,218)

Automobile Manufacturers
Tesla, Inc.	(2,440)	(768,405)	1.13

Automotive Retail
Camping World Holdings, Inc., Class A	(24,700)	(233,415)	0.42
Carvana Co.	(10,150)	(822,962)	1.39
		(1,056,377)

Biotechnology
ACADIA Pharmaceuticals, Inc.	(550)	(23,326)	0.04
Adamas Pharmaceuticals, Inc.	(17,850)	(73,364)	0.13
ADMA Biologics, Inc.	(26,200)	(128,118)	0.23
Alnylam Pharmaceuticals, Inc.	(3,750)	(325,275)	0.60
Bluebird Bio, Inc.	(1,150)	(93,150)	0.18
Clovis Oncology, Inc.	(7,750)	(24,568)	0.05
Dynavax Technologies Corp.	(44,150)	(224,723)	0.38
Flexion Therapeutics, Inc.	(14,350)	(246,389)	0.38
G1 Therapeutics, Inc.	(3,150)	(66,843)	0.12
Immunomedics, Inc.	(37,850)	(605,600)	1.10
Intrexon Corp.	(22,750)	(115,570)	0.22
Karyopharm Therapeutics, Inc.	(8,200)	(95,940)	0.17
Kindred Biosciences, Inc.	(6,650)	(54,331)	0.10
La Jolla Pharmaceutical Co.	(17,350)	(121,710)	0.26
Medicines Co. (The)	(3,000)	(157,470)	0.31
PolarityTE, Inc.	(13,700)	(37,127)	0.07
Portola Pharmaceuticals, Inc.	(12,750)	(368,602)	0.65
Sage Therapeutics, Inc.	(1,200)	(162,780)	0.30
Sarepta Therapeutics, Inc.	(5,250)	(436,065)	0.81
Sorrento Therapeutics, Inc.	(26,350)	(40,052)	0.07
Tyme Technologies, Inc.	(65,500)	(87,115)	0.17
Ultragenyx Pharmaceutical, Inc.	(4,000)	(160,560)	0.30
		(3,648,678)

Building Products
Armstrong Flooring, Inc.	(4,700)	(28,858)	0.06
Caesarstone Ltd.	(16,600)	(280,374)	0.53
Insteel Industries, Inc.	(2,950)	(56,256)	0.11
		(365,488)

Casinos & Gaming
Century Casinos, Inc.	(9,750)	(72,052)	0.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Casinos & Gaming–(continued)
Golden Entertainment, Inc.	(5,900)	$(85,432)	0.14
Red Rock Resorts, Inc., Class A	(6,100)	(132,858)	0.24
Scientific Games Corp.	(10,700)	(256,693)	0.45
		(547,035)

Coal & Consumable Fuels
Contura Energy, Inc.	(6,250)	(143,375)	0.27

Commodity Chemicals
Trecora Resources	(7,750)	(67,968)	0.12

Communications Equipment
Applied Optoelectronics, Inc.	(12,600)	(117,936)	0.23
EMCORE Corp.	(13,200)	(39,204)	0.07
Infinera Corp.	(107,050)	(598,409)	1.06
Plantronics, Inc.	(1,250)	(49,275)	0.09
ViaSat, Inc.	(2,200)	(151,448)	0.28
		(956,272)

Construction & Engineering
Ameresco, Inc., Class A	(2,650)	(39,061)	0.07
Argan, Inc.	(10,150)	(384,177)	0.71
Granite Construction, Inc.	(9,400)	(221,276)	0.62
		(644,514)

Construction Machinery & Heavy Trucks
FreightCar America, Inc.	(5,650)	(18,871)	0.05
Greenbrier Cos., Inc. (The)	(7,100)	(207,959)	0.41
Trinity Industries, Inc.	(13,150)	(260,107)	0.44
Twin Disc, Inc.	(7,350)	(79,086)	0.13
		(566,023)

Construction Materials
Forterra, Inc.	(32,450)	(266,414)	0.47
US Concrete, Inc.	(5,350)	(279,591)	0.53
		(546,005)

Consumer Electronics
ZAGG, Inc.	(19,100)	(140,767)	0.25

Consumer Finance
Green Dot Corp., Class A	(9,950)	(286,958)	0.45

Data Processing & Outsourced Services
Conduent, Inc.	(7,050)	(43,569)	0.07

Diversified Banks
Bank of NT Butterfield & Son Ltd. (The)	(25,550)	(841,872)	1.42

Diversified Chemicals
LSB Industries, Inc.	(9,550)	(40,397)	0.09

	Shares	Value	Percentage of Reference Entities
Diversified Support Services
Healthcare Services Group, Inc.	(6,600)	$ (160,776)	0.31
Ritchie Bros. Auctioneers, Inc.	(3,500)	(143,920)	0.26
		(304,696)

Electrical Components & Equipment
Sunrun, Inc.	(33,100)	(514,374)	0.91
Vivint Solar, Inc.	(26,400)	(185,064)	0.30
		(699,438)

Electronic Components
Akoustis Technologies, Inc.	(20,650)	(168,710)	0.30
Corning, Inc.	(3,150)	(93,335)	0.17
		(262,045)

Electronic Equipment & Instruments
Coherent, Inc.	(2,000)	(297,840)	0.55
Iteris, Inc.	(19,800)	(106,128)	0.18
PAR Technology Corp.	(10,650)	(266,889)	0.45
Wrap Technologies, Inc.	(14,100)	(55,413)	0.09
		(726,270)

Electronic Manufacturing Services
IPG Photonics Corp.	(5,400)	(725,112)	1.36

Environmental & Facilities Services
Team, Inc.	(18,400)	(334,144)	0.61

Financial Exchanges & Data
CME Group, Inc.	(1,250)	(257,188)	0.46

Food Distributors
Andersons, Inc. (The)	(7,550)	(139,071)	0.25

Food Retail
Kroger Co. (The)	(6,100)	(150,304)	0.27

General Merchandise Stores
Big Lots, Inc.	(7,200)	(156,024)	0.26

Gold
Agnico Eagle Mines Ltd.	(5,350)	(328,864)	0.51

Health Care Equipment
AxoGen, Inc.	(25,500)	(317,092)	0.55
Cantel Medical Corp.	(3,950)	(287,916)	0.50
CryoPort, Inc.	(5,000)	(70,150)	0.13
Inogen, Inc.	(4,350)	(236,792)	0.40
Insulet Corp.	(3,300)	(479,556)	0.90
IntriCon Corp.	(5,800)	(119,944)	0.22
Invacare Corp.	(21,450)	(165,594)	0.23
Nevro Corp.	(6,150)	(530,130)	0.91
NuVasive, Inc.	(2,000)	(141,080)	0.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Health Care Equipment–(continued)
Oxford Immunotec Global PLC	(16,650)	$(258,242)	0.45
Penumbra, Inc.	(2,950)	(460,111)	0.80
Pulse Biosciences, Inc.	(9,550)	(134,464)	0.28
SeaSpine Holdings Corp.	(4,750)	(65,740)	0.10
ViewRay, Inc.	(66,050)	(171,730)	0.29
Wright Medical Group N.V.	(19,800)	(411,840)	0.71
		(3,850,381)

Health Care REITs
Senior Housing Properties Trust	(35,300)	(350,352)	0.63

Health Care Services
Enzo Biochem, Inc.	(31,300)	(98,908)	0.18

Health Care Supplies
Chembio Diagnostics, Inc.	(10,150)	(54,303)	0.10
Merit Medical Systems, Inc.	(1,050)	(21,688)	0.06
OrthoPediatrics Corp.	(5,950)	(230,146)	0.39
Senseonics Holdings, Inc.	(71,100)	(83,187)	0.12
Sientra, Inc.	(21,750)	(139,852)	0.25
		(529,176)

Heavy Electrical Equipment
TPI Composites, Inc.	(9,250)	(189,903)	0.33

Home Furnishings
Mohawk Industries, Inc.	(3,650)	(523,337)	0.83

Home Improvement Retail
Floor & Decor Holdings, Inc., Class A	(8,700)	(398,721)	0.70
Lumber Liquidators Holdings, Inc.	(17,700)	(163,371)	0.31
Tile Shop Holdings, Inc.	(32,150)	(54,012)	0.07
		(616,104)

Homebuilding
LGI Homes, Inc.	(1,300)	(102,024)	0.20
New Home Co., Inc. (The)	(11,100)	(51,837)	0.09
		(153,861)

Homefurnishing Retail
At Home Group, Inc.	(40,750)	(347,190)	0.74

Hotels, Resorts & Cruise Lines
Marriott Vacations Worldwide Corp.	(5,000)	(549,650)	0.98

Hypermarkets & Super Centers
PriceSmart, Inc.	(1,700)	(125,970)	0.21

Industrial Machinery
Briggs & Stratton Corp.	(6,450)	(47,537)	0.09
ExOne Co. (The)	(9,450)	(63,504)	0.12

	Shares	Value	Percentage of Reference Entities
Industrial Machinery–(continued)
NN, Inc.	(28,100)	$(202,882)	0.37
Proto Labs, Inc.	(1,050)	(101,818)	0.20
Welbilt, Inc.	(27,300)	(517,608)	0.90
		(933,349)

Insurance Brokers
Goosehead Insurance, Inc., Class A	(1,950)	(99,801)	0.17

Integrated Oil & Gas
Exxon Mobil Corp.	(2,950)	(199,332)	0.37

Interactive Media & Services
Zillow Group, Inc., Class C	(24,050)	(783,308)	1.43

Internet & Direct Marketing Retail
Duluth Holdings, Inc., Class B	(21,300)	(196,812)	0.35
GrubHub, Inc.	(10,400)	(354,224)	1.05
Liquidity Services, Inc.	(21,550)	(139,859)	0.25
Wayfair, Inc., Class A	(7,100)	(583,833)	1.46
		(1,274,728)

Internet Services & Infrastructure
Switch, Inc., Class A	(18,850)	(278,415)	0.49

Investment Banking & Brokerage
GAIN Capital Holdings, Inc.	(26,900)	(113,518)	0.22
Greenhill & Co., Inc.	(13,600)	(220,320)	0.40
Interactive Brokers Group, Inc., Class A	(11,300)	(537,541)	0.94
		(871,379)

Leisure Products
Brunswick Corp.	(8,400)	(489,216)	0.86
Vista Outdoor, Inc.	(20,950)	(140,365)	0.25
		(629,581)

Life & Health Insurance
CNO Financial Group, Inc.	(5,350)	(83,728)	0.15
Trupanion, Inc.	(4,250)	(100,725)	0.17
		(184,453)

Life Sciences Tools & Services
ChromaDex Corp.	(27,150)	(78,464)	0.17
Illumina, Inc.	(2,560)	(756,531)	1.43
		(834,995)

Marine
Genco Shipping & Trading Ltd.	(5,250)	(51,870)	0.09

Metal & Glass Containers
Owens-Illinois, Inc.	(6,750)	(57,375)	0.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Movies & Entertainment
AMC Entertainment Holdings, Inc., Class A	(67,900)	$(636,223)	1.20
Gaia, Inc.	(12,450)	(86,278)	0.14
Lions Gate Entertainment Corp., Class A	(9,050)	(72,310)	0.14
Netflix, Inc.	(860)	(247,173)	0.41
Roku, Inc.	(1,100)	(161,920)	0.29
Walt Disney Co. (The)	(900)	(116,928)	0.21
World Wrestling Entertainment, Inc., Class A	(6,100)	(341,844)	0.73
		(1,662,676)

Multi-Utilities
Algonquin Power & Utilities Corp.	(5,200)	(71,344)	0.13
Dominion Energy, Inc.	(850)	(70,168)	0.12
		(141,512)

Oil & Gas Drilling
Pacific Drilling S.A.	(25,150)	(62,875)	0.13

Oil & Gas Equipment & Services
Gulf Island Fabrication, Inc.	(5,350)	(28,034)	0.05
McDermott International, Inc.	(36,250)	(59,087)	0.12
Natural Gas Services Group, Inc.	(3,850)	(45,777)	0.09
		(132,898)

Oil & Gas Exploration & Production
Centennial Resource Development, Inc., Class A	(18,650)	(63,410)	0.12
Concho Resources, Inc.	(850)	(57,392)	0.10
Matador Resources Co.	(22,750)	(316,452)	0.53
Ring Energy, Inc.	(40,950)	(67,977)	0.13
		(505,231)

Oil & Gas Refining & Marketing
Green Plains, Inc.	(25,650)	(316,264)	0.53
Marathon Petroleum Corp.	(1,900)	(121,505)	0.24
PBF Energy, Inc., Class A	(1,350)	(43,578)	0.07
Renewable Energy Group, Inc.	(26,350)	(430,559)	0.73
		(911,906)

Oil & Gas Storage & Transportation
Antero Midstream Corp.	(2,650)	(17,066)	0.04
Cheniere Energy, Inc.	(4,200)	(258,510)	0.48
NextDecade Corp.	(5,200)	(30,784)	0.06
ONEOK, Inc.	(1,300)	(90,779)	0.17
Targa Resources Corp.	(9,500)	(369,360)	0.69
		(766,499)

	Shares	Value	Percentage of Reference Entities
Packaged Foods & Meats
Sanderson Farms, Inc.	(2,700)	$(417,987)	0.65

Paper Products
Clearwater Paper Corp.	(11,150)	(206,721)	0.37

Pharmaceuticals
Aclaris Therapeutics, Inc.	(16,200)	(28,350)	0.05
Aerie Pharmaceuticals, Inc.	(9,450)	(209,695)	0.36
Canopy Growth Corp.	(18,650)	(372,254)	0.71
Nektar Therapeutics	(20,550)	(351,919)	0.64
Ocular Therapeutix, Inc.	(28,250)	(91,530)	0.18
Paratek Pharmaceuticals, Inc.	(17,900)	(55,222)	0.11
Pfizer, Inc.	(1,800)	(69,066)	0.13
Revance Therapeutics, Inc.	(4,750)	(74,385)	0.13
TherapeuticsMD, Inc.	(131,250)	(349,125)	0.89
Xeris Pharmaceuticals, Inc.	(16,850)	(137,833)	0.24
		(1,739,379)

Property & Casualty Insurance
Markel Corp.	(265)	(310,315)	0.54
United Insurance Holdings Corp.	(14,900)	(182,674)	0.34
		(492,989)

Real Estate Services
eXp World Holdings, Inc.	(16,500)	(148,005)	0.25

Regional Banks
Allegiance Bancshares, Inc.	(13,150)	(437,369)	0.78
Banc of California, Inc.	(5,050)	(69,539)	0.13
Bank First Corp.	(1,750)	(122,500)	0.22
Cambridge Bancorp	(350)	(27,129)	0.05
Colony Bankcorp, Inc.	(1,900)	(29,526)	0.05
Equity Bancshares, Inc., Class A	(10,200)	(283,152)	0.52
Farmers & Merchants Bancorp, Inc.	(2,950)	(75,520)	0.14
FB Financial Corp.	(2,050)	(77,224)	0.14
Fidelity D&D Bancorp, Inc.	(1,050)	(69,248)	0.12
First Bancshares, Inc. (The)	(2,150)	(70,864)	0.13
First Mid-Illinois Bancshares, Inc.	(1,150)	(40,135)	0.07
First Republic Bank	(3,750)	(398,850)	0.72
FVCBankcorp, Inc.	(2,700)	(46,494)	0.08
Heritage Financial Corp.	(5,950)	(163,803)	0.30
Howard Bancorp, Inc.	(5,750)	(96,485)	0.17
Live Oak Bancshares, Inc.	(27,750)	(503,662)	0.93
Mid Penn Bancorp, Inc.	(1,200)	(30,600)	0.05
Middlefield Banc Corp.	(1,450)	(66,700)	0.12
Origin Bancorp, Inc.	(6,950)	(244,570)	0.42
Republic First Bancorp, Inc.	(40,550)	(164,227)	0.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Regional Banks–(continued)
Spirit of Texas Bancshares, Inc.	(2,550)	$(53,295)	0.10
Triumph Bancorp, Inc.	(16,950)	(550,027)	1.03
Union Bankshares, Inc.	(1,100)	(36,564)	0.07
Webster Financial Corp.	(4,000)	(176,400)	0.31
		(3,833,883)

Reinsurance
Greenlight Capital Re Ltd., Class A	(12,400)	(133,920)	0.23

Research & Consulting Services
InnerWorkings, Inc.	(8,450)	(40,983)	0.08

Residential REITs
UMH Properties, Inc.	(9,050)	(135,117)	0.25

Restaurants
Carrols Restaurant Group, Inc.	(30,600)	(218,178)	0.42
Domino’s Pizza, Inc.	(400)	(108,648)	0.19
Habit Restaurants, Inc. (The), Class A	(8,750)	(91,963)	0.13
Noodles & Co.	(29,350)	(156,435)	0.26
Papa John’s International, Inc.	(5,400)	(316,170)	0.56
Potbelly Corp.	(14,500)	(61,625)	0.11
Shake Shack, Inc., Class A	(1,200)	(98,736)	0.19
		(1,051,755)

Retail REITs
CBL & Associates Properties, Inc.	(116,400)	(167,616)	0.32
Macerich Co. (The)	(6,700)	(184,250)	0.35
Pennsylvania REIT	(50,050)	(276,276)	0.55
Washington Prime Group, Inc.	(120,750)	(509,565)	0.96
		(1,137,707)

Semiconductor Equipment
AXT, Inc.	(26,850)	(83,772)	0.14
PDF Solutions, Inc.	(21,000)	(339,360)	0.58
		(423,132)

Semiconductors
Adesto Technologies Corp.	(18,050)	(165,338)	0.26
Advanced Micro Devices, Inc.	(12,150)	(412,250)	0.69
Alpha & Omega Semiconductor Ltd.	(7,550)	(98,603)	0.17
Everspin Technologies, Inc.	(11,100)	(64,935)	0.12
First Solar, Inc.	(12,250)	(634,427)	1.24
GSI Technology, Inc.	(6,100)	(47,702)	0.08
NVIDIA Corp.	(4,100)	(824,182)	1.45
		(2,247,437)

	Shares	Value	Percentage of Reference Entities
Soft Drinks
Celsius Holdings, Inc.	(14,400)	$(50,688)	0.08
National Beverage Corp.	(9,050)	(397,838)	0.81
		(448,526)

Specialized Consumer Services
WW International, Inc.	(1,650)	(57,536)	0.11

Specialized REITs
CoreSite Realty Corp.	(2,500)	(293,750)	0.55
Digital Realty Trust, Inc.	(1,600)	(203,264)	0.39
PotlatchDeltic Corp.	(6,100)	(259,067)	0.48
Uniti Group, Inc.	(39,500)	(273,340)	0.55
		(1,029,421)

Specialty Chemicals
Advanced Emissions Solutions, Inc.	(10,550)	(145,906)	0.27
Albemarle Corp.	(2,500)	(151,850)	0.30
Amyris, Inc.	(68,400)	(226,746)	0.46
Flotek Industries, Inc.	(35,350)	(67,519)	0.13
Northern Technologies International Corp.	(2,400)	(29,952)	0.05
		(621,973)

Specialty Stores
Big 5 Sporting Goods Corp.	(14,100)	(45,120)	0.06

Steel
Allegheny Technologies, Inc.	(1,950)	(40,970)	0.07
Haynes International, Inc.	(1,650)	(56,859)	0.10
Ramaco Resources, Inc.	(18,150)	(64,432)	0.12
United States Steel Corp.	(34,100)	(392,491)	0.69
Worthington Industries, Inc.	(2,250)	(82,822)	0.15
		(637,574)

Systems Software
Appian Corp.	(2,650)	(118,296)	0.20
FireEye, Inc.	(10,300)	(163,152)	0.29
		(281,448)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(23,550)	(223,490)	0.36
Intevac, Inc.	(7,550)	(43,639)	0.07
		(267,129)

Tobacco
Pyxus International, Inc.	(5,850)	(66,807)	0.13

Trading Companies & Distributors
EVI Industries, Inc.	(3,150)	(108,328)	0.20
SiteOne Landscape Supply, Inc.	(4,100)	(361,046)	0.59
		(469,374)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Trucking
Roadrunner Transportation Systems, Inc.	(7,700)	$(86,548)	0.16

Water Utilities
Cadiz, Inc.	(18,050)	(213,712)	0.38
Total Equity Securities - Short		$(55,232,806)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $54,191,874)	$55,531,460
Investments in affiliated money market funds, at value (Cost $7,294,809)	7,294,986
Other investments:
Swaps receivable – OTC	2,938
Unrealized appreciation on swap agreements – OTC	149,178
Deposits with brokers:
Cash collateral – OTC Derivatives	144,736
Foreign currencies, at value (Cost $393)	395
Receivable for:
Investments sold	366,179
Dividends	30,388
Fund shares sold	2,215
Investment for trustee deferred compensation and retirement plans	15,543
Other assets	4,558
Total assets	63,542,576

Liabilities:
Other investments:
Swaps payable – OTC	4,039
Payable for:
Investments purchased	255,213
Fund shares reacquired	250
Amount due custodian	49,478
Accrued fees to affiliates	14,588
Accrued trustees’ and officers’ fees and benefits	1,339
Accrued other operating expenses	66,246
Trustee deferred compensation and retirement plans	15,543
Total liabilities	406,696
Net assets applicable to shares outstanding	$63,135,880

Net assets consist of:
Shares of beneficial interest	$62,196,869
Distributable earnings	939,011
$63,135,880

Net Assets:
Class A	$7,544,399
Class C	$1,842,447
Class R	$63,925
Class Y	$3,693,066
Class R5	$7,337
Class R6	$49,984,706

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,067,546
Class C	274,403
Class R	9,193
Class Y	514,121
Class R5	1,018
Class R6	6,942,648
Class A:
Net asset value per share	$7.07
Maximum offering price per share (Net asset value of $7.07 ÷ 94.50%)	$7.48
Class C:
Net asset value and offering price per share	$6.71
Class R:
Net asset value and offering price per share	$6.95
Class Y:
Net asset value and offering price per share	$7.18
Class R5:
Net asset value and offering price per share	$7.21
Class R6:
Net asset value and offering price per share	$7.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco All Cap Market Neutral Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $6,668)	$1,118,263
Dividends from affiliated money market funds	181,781
Total investment income	1,300,044

Expenses:
Advisory fees	680,768
Administrative services fees	17,427
Custodian fees	7,827
Distribution fees:
Class A	20,849
Class C	23,223
Class R	436
Transfer agent fees – A, C, R and Y	43,101
Transfer agent fees – R6	464
Trustees’ and officers’ fees and benefits	20,529
Registration and filing fees	76,848
Reports to shareholders	13,686
Professional services fees	67,077
Other	15,509
Total expenses	987,744
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(19,487)
Net expenses	968,257
Net investment income	331,787

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(248,597)
Foreign currencies	(136)
Swap agreements	(2,186,606)
(2,435,339)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,205,519)
Foreign currencies	18
Swap agreements	(2,354,926)
(7,560,427)
Net realized and unrealized gain (loss)	(9,995,766)
Net increase (decrease) in net assets resulting from operations	$(9,663,979)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018
Operations:
Net investment income (loss)	$331,787	$(450,459)
Net realized gain (loss)	(2,435,339)	1,940,048
Change in net unrealized appreciation (depreciation)	(7,560,427)	(4,298,348)
Net increase (decrease) in net assets resulting from operations	(9,663,979)	(2,808,759)

Distributions to shareholders from distributable earnings:
Class A	(912,531)	(1,336,998)
Class C	(285,692)	(538,114)
Class R	(9,315)	(12,967)
Class Y	(2,160,772)	(4,735,077)
Class R5	(845)	(1,189)
Class R6	(5,706,725)	(8,552,565)
Total distributions from distributable earnings	(9,075,880)	(15,176,910)

Share transactions-net:
Class A	49,194	(82,857)
Class C	(251,085)	(1,463,076)
Class R	(3,802)	(6,467)
Class Y	(16,295,464)	(10,331,816)
Class R6	525,442	(988,459)
Net increase (decrease) in net assets resulting from share transactions	(15,975,715)	(12,872,675)
Net increase (decrease) in net assets	(34,715,574)	(30,858,344)

Net assets:
Beginning of year	97,851,454	128,709,798
End of year	$63,135,880	$97,851,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco All Cap Market Neutral Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$8.70	$0.01	(d)	$(0.81)	$(0.80)	$-	$(0.83)	$(0.83)	$7.07	(9.99)%	$7,544	1.49	%(e)	1.54	%(e)	1.49	%(e)	1.54	%(e)	0.13	%(d)(e)	75%
Year ended 10/31/18	10.07	(0.06)		(0.14)	(0.20)	-	(1.17)	(1.17)	8.70	(1.65)	9,364	1.49		1.50		1.49		1.50		(0.68)		125
Year ended 10/31/17	9.80	(0.05)		0.33	0.28	-	(0.01)	(0.01)	10.07	2.81	11,085	1.43		1.48		1.43		1.48		(0.50)		162
Year ended 10/31/16	11.92	(0.03)		(0.76)	(0.79)	(1.33)	-	(1.33)	9.80	(7.42)	42,539	1.61		1.85		1.61		1.85		(0.26)		168
Year ended 10/31/15	10.70	(0.20)		1.42	1.22	-	-	-	11.92	11.40	12,812	3.69	(f)	4.62	(f)	1.60		2.53		(1.85)		175
Class C
Year ended 10/31/19	8.37	(0.04	)(d)	(0.79)	(0.83)	-	(0.83)	(0.83)	6.71	(10.82)	1,842	2.24	(e)	2.29	(e)	2.24	(e)	2.29	(e)	(0.62	)(d)(e)	75
Year ended 10/31/18	9.80	(0.12)		(0.14)	(0.26)	-	(1.17)	(1.17)	8.37	(2.37)	2,683	2.24		2.25		2.24		2.25		(1.43)		125
Year ended 10/31/17	9.60	(0.12)		0.33	0.21	-	(0.01)	(0.01)	9.80	2.14	4,856	2.18		2.23		2.18		2.23		(1.25)		162
Year ended 10/31/16	11.76	(0.10)		(0.76)	(0.86)	(1.30)	-	(1.30)	9.60	(8.19)	10,136	2.36		2.60		2.36		2.60		(1.01)		168
Year ended 10/31/15	10.63	(0.28)		1.41	1.13	-	-	-	11.76	10.63	1,772	4.44	(f)	5.37	(f)	2.35		3.28		(2.60)		175
Class R
Year ended 10/31/19	8.59	(0.01	)(d)	(0.80)	(0.81)	-	(0.83)	(0.83)	6.95	(10.26)	64	1.74	(e)	1.79	(e)	1.74	(e)	1.79	(e)	(0.12	)(d)(e)	75
Year ended 10/31/18	9.98	(0.08)		(0.14)	(0.22)	-	(1.17)	(1.17)	8.59	(1.87)	87	1.74		1.75		1.74		1.75		(0.93)		125
Year ended 10/31/17	9.73	(0.07)		0.33	0.26	-	(0.01)	(0.01)	9.98	2.63	109	1.68		1.73		1.68		1.73		(0.75)		162
Year ended 10/31/16	11.86	(0.05)		(0.76)	(0.81)	(1.32)	-	(1.32)	9.73	(7.66)	104	1.86		2.10		1.86		2.10		(0.51)		168
Year ended 10/31/15	10.68	(0.22)		1.40	1.18	-	-	-	11.86	11.05	23	3.94	(f)	4.87	(f)	1.85		2.78		(2.10)		175
Class Y
Year ended 10/31/19	8.81	0.03	(d)	(0.83)	(0.80)	-	(0.83)	(0.83)	7.18	(9.85)	3,693	1.24	(e)	1.29	(e)	1.24	(e)	1.29	(e)	0.38	(d)(e)	75
Year ended 10/31/18	10.15	(0.04)		(0.13)	(0.17)	-	(1.17)	(1.17)	8.81	(1.30)	24,669	1.24		1.25		1.24		1.25		(0.43)		125
Year ended 10/31/17	9.85	(0.03)		0.34	0.31	-	(0.01)	(0.01)	10.15	3.10	40,875	1.18		1.23		1.18		1.23		(0.25)		162
Year ended 10/31/16	11.97	(0.00)		(0.77)	(0.77)	(1.35)	-	(1.35)	9.85	(7.24)	41,369	1.36		1.60		1.36		1.60		(0.01)		168
Year ended 10/31/15	10.72	(0.17)		1.42	1.25	-	-	-	11.97	11.66	16,907	3.44	(f)	4.37	(f)	1.35		2.28		(1.60)		175
Class R5
Year ended 10/31/19	8.83	0.04	(d)	(0.83)	(0.79)	-	(0.83)	(0.83)	7.21	(9.70)	7	1.11	(e)	1.12	(e)	1.11	(e)	1.12	(e)	0.51	(d)(e)	75
Year ended 10/31/18	10.18	(0.02)		(0.16)	(0.18)	-	(1.17)	(1.17)	8.83	(1.38)	9	1.11		1.12		1.11		1.12		(0.30)		125
Year ended 10/31/17	9.86	(0.02)		0.35	0.33	-	(0.01)	(0.01)	10.18	3.30	10	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)		(0.76)	(0.76)	(1.35)	-	(1.35)	9.86	(7.15)	493	1.36		1.45		1.36		1.45		(0.01)		168
Year ended 10/31/15	10.72	(0.17)		1.42	1.25	-	-	-	11.97	11.66	599	3.44	(f)	4.28	(f)	1.35		2.19		(1.60)		175
Class R6
Year ended 10/31/19	8.82	0.04	(d)	(0.83)	(0.79)	-	(0.83)	(0.83)	7.20	(9.71)	49,985	1.11	(e)	1.12	(e)	1.11	(e)	1.12	(e)	0.51	(d)(e)	75
Year ended 10/31/18	10.16	(0.03)		(0.14)	(0.17)	-	(1.17)	(1.17)	8.82	(1.29)	61,040	1.11		1.12		1.11		1.12		(0.30)		125
Year ended 10/31/17	9.85	(0.02)		0.34	0.32	-	(0.01)	(0.01)	10.16	3.20	71,774	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)		(0.77)	(0.77)	(1.35)	-	(1.35)	9.85	(7.24)	73,442	1.36		1.44		1.36		1.44		(0.01)		168
Year ended 10/31/15	10.72	(0.17)		1.42	1.25	-	-	-	11.97	11.66	745	3.44	(f)	4.28	(f)	1.35		2.19		(1.60)		175

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.02) and (0.29)%, $(0.07) and (1.04)%, $(0.04) and (0.54)%, $(0.00) and (0.04)%, $0.01 and 0.09% and $0.01 and 0.09% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $8,340, $2,322, $87, $14,398, $8 and $54,935 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Ratio of interest expense and dividends on short sales to average net assets for the year ended October 31, 2015 was 2.09%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco All Cap Market Neutral Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

25	Invesco All Cap Market Neutral Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in

26	Invesco All Cap Market Neutral Fund

foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

27	Invesco All Cap Market Neutral Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.850%
Next $250 million	0.820%
Next $500 million	0.800%
Next $1.5 billion	0.770%
Next $2.5 billion	0.750%
Next $2.5 billion	0.720%
Next $2.5 billion	0.700%
Over $10 billion	0.670%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.85%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $9,512 and reimbursed class level expenses of $3,220, $896, $34, $5,558, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $1,083 in front-end sales commissions from the sale of Class A shares and $0 and $30 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

28	Invesco All Cap Market Neutral Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$55,531,460	$ –	$–	$55,531,460
Money Market Funds	7,294,986	–	–	7,294,986
Total Investments in Securities	62,826,446	–	–	62,826,446

Other Investments - Assets*
Swap Agreements	–	149,178	–	149,178
Total Investments	$62,826,446	$149,178	$–	$62,975,624

*    Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements – OTC	$149,178
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$149,178

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Collateral (Received)/Pledged
Counterparty	Swap Agreements	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$152,116	$-	$-	$152,116

29	Invesco All Cap Market Neutral Fund

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(2,186,606)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(2,354,926)
Total	$(4,541,532)

The table below summarizes the average notional value of derivatives held during the period.

Swap Agreements
Average notional value	$70,065,722

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $267.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018
Long-term capital gain	$9,020,212	$15,176,910
Return of capital	55,668	–
Total distributions	$9,075,880	$15,176,910

Tax Components of Net Assets at Period-End:
2019
Net unrealized appreciation – investments	$1,187,540
Temporary book/tax differences	(11,960)
Late-Year ordinary loss deferral	(69,184)
Capital loss carryforward	(167,385)
Shares of beneficial interest	62,196,869
Total net assets	$63,135,880

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

30	Invesco All Cap Market Neutral Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

	Capital Loss Carryforward
Expiration		Short-Term	Long-Term	Total
Not subject to expiration		$167,385	$–	$167,385

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $54,498,243 and $84,856,190, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,779,135
Aggregate unrealized (depreciation) of investments	(6,591,595)
Net unrealized appreciation of investments	$1,187,540

Cost of investments for tax purposes is $61,788,084.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and swap agreements income, on October 31, 2019, undistributed net investment income was increased by $2,113,709, undistributed net realized gain (loss) was increased by $2,250,951 and shares of beneficial interest was decreased by $4,364,660. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

		Summary of Share Activity
		Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	155,720	$1,178,314	524,639	$4,575,171
Class C	88,455	674,121	21,237	175,852
Class R	4,563	33,984	2,743	22,967
Class Y	900,668	6,918,352	971,026	8,552,867
Class R6	1,468,766	10,889,897	1,177,387	10,296,649

Issued as reinvestment of dividends:

Class A	112,270	865,605	158,231	1,335,466
Class C	35,418	261,383	65,856	537,385
Class R	1,116	8,484	1,414	11,798
Class Y	212,696	1,663,279	555,587	4,733,602
Class R6	728,720	5,705,879	1,003,683	8,551,375

Automatic conversion of Class C shares to Class A shares:
Class A	8,993	67,203	-	-
Class C	(9,421)	(67,203)	-	-

31	Invesco All Cap Market Neutral Fund

		Summary of Share Activity
		Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(285,254)	$(2,061,928)	(707,531)	$(5,993,494)
Class C	(160,659)	(1,119,386)	(262,116)	(2,176,313)
Class R	(6,577)	(46,270)	(5,029)	(41,232)
Class Y	(3,400,746)	(24,877,095)	(2,750,700)	(23,618,285)
Class R6	(2,174,684)	(16,070,334)	(2,326,599)	(19,836,483)
Net increase (decrease) in share activity	(2,319,956)	$(15,975,715)	(1,570,172)	$(12,872,675)

(a)	77% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

32	Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco All Cap Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco All Cap Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33	Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,018.70	$7.58	$1,017.69	$7.58	1.49%
Class C	1,000.00	1,013.60	11.37	1,013.91	11.37	2.24
Class R	1,000.00	1,016.10	8.84	1,016.43	8.84	1.74
Class Y	1,000.00	1,019.90	6.31	1,018.95	6.31	1.24
Class R5	1,000.00	1,019.80	5.80	1,019.46	5.80	1.14
Class R6	1,000.00	1,019.80	5.80	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34	Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco All Cap Market Neutral Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods, and below the performance of the Index for the three year

35	Invesco All Cap Market Neutral Fund

period. The Board noted that the valuation component of the Fund’s multi-factor model investment process and stock selection in certain sectors and capitalization sizes detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

36	Invesco All Cap Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,020,212
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37	Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor[2]- 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown -1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel -1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco All Cap Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco All Cap Market Neutral Fund

This Chapter Has an Undefined Publishing Template

8

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	ACMN-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Balanced-Risk Allocation Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Balanced Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced Risk Allocation Style Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.97%
Class C Shares	10.21
Class R Shares	10.78
Class Y Shares	11.38
Class R5 Shares	11.37
Class R6 Shares	11.44
S&P 500 Index▼ (Broad Market Index)	14.33
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	12.48
Lipper Alternative Global Macro Funds Index ◆ (Peer Group Index)	7.09
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the fiscal year, the Fund at NAV reported positive absolute performance as two of the major asset classes in which the Fund invests (stocks and bonds) contributed to Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try to take advantage of short-term market dynamics.

The Fund’s strategic exposure to equities, obtained through the use of swaps and futures, contributed to results for the fiscal year with all six markets in which the Fund invests delivering positive returns. The fiscal year began with steep losses in December 2018, as investors fretted over the effects of US and China trade tensions and central bank tightening. Equities reversed to the upside in January, as central banks turned dovish amid signs of weakening economic data and below-target inflation.

Of the Fund’s equity investments, European equities provided the greatest contribution to Fund results for the fiscal year as stocks rose in response to the pronouncements of the European Central Bank (ECB), which began with pushing out its first rate hike in over eight years to 2020, and ended with restarting quantitative easing amid disappointing growth and inflation readings. In addition, the ECB liberalized the terms of its Targeted Long-Term Refinancing Operations (TLTRO) that had been a source of disappointment earlier in 2019 and shifted deposit rates into negative territory while excluding bank excess reserves from the negative deposit facility rate. UK equities also climbed as the Bank of England announced that it would hold rates at current levels or shift lower amid intensifying worries about the ongoing challenge to leave the European Union (Brexit). Exposure to Hong Kong and Japanese equities contributed to Fund performance despite civil unrest in Hong Kong and a decline in exports for Japan. US large- and small-cap equities also rose as the US Federal Reserve (the Fed) cut rates for the third time in 2019. Further aiding gains for US and international equity markets toward the end of the fiscal year was news of progress in US-China trade negotiations. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from Fund results during the fiscal year as losses from overweight exposures to Hong Kong and US small-cap equities overwhelmed positive results from overweight exposures to European, Japanese and UK equities.

The Fund’s strategic exposure to global government bonds, obtained through the use of swaps and futures, provided the largest contribution to the Fund’s returns from an asset class perspective for the fiscal year. The unanimously dovish tone emanating from central banks served to push yields lower in each of the bond markets in which the Fund was invested. A general weakening of economic data, particularly in global manufacturing, combined with ongoing geopolitical tensions and below target inflation, created a favorable environment for government bonds. Results in the asset class were led by Australia, followed by Canada, the US, the UK and, finally, Germany and Japan. Australian bonds benefited from escalating trade war concerns and increasing fears of an economic slowdown in China. Tactical positioning to government bonds contributed to the Fund’s results during the fiscal year due to persistent overweight positions across markets.

The Fund’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, detracted from Fund performance for the fiscal year as losses in agriculture, energy and industrial metals outweighed

Target Risk Allocation and Notional Asset Weights as of 10/31/19
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	49.93%	46.41%
Fixed Income	20.17	60.25
Commodities	29.90	33.24
Total	100.00%	139.90%
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$3.2 billion

4	Invesco Balanced-Risk Allocation Fund

gains in precious metals. Precious metals were the top contributor within the asset class as gold and silver prices rallied along with bonds on loosening monetary policy and a weaker US dollar, as well as bouts of safe haven flows amid volatility in risky assets.

Strategic exposure to agriculture detracted from Fund performance for the fiscal year due to the ongoing US-China trade conflict and unfavorable demand relative to supply across various markets. Within agriculture, cotton and sugar were the top detractors from the Fund’s performance. Cotton suffered from oversupply and a lower import demand from China, while sugar prices were weighed down by a decline in the Brazilian currency.

Strategic exposure to energy also detracted from the Fund’s performance during the fiscal year as a result of fears that demand would decline with slowing global growth and rising inventories in the US. Industrial metals declined on trade tensions and signs of economic weakness, particularly in global manufacturing. Tactical positioning in commodities contributed to the Fund’s performance during the fiscal year due to an underweight allocation to agriculture and industrial metals and an overweight allocation to precious metals.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund.

Portfolio Managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

S&P 500 Index[1]

Custom Invesco Balanced-Risk Allocation Style  Index[2]

Invesco Balanced-Risk Allocation Fund–Class R5 Shares

Invesco Balanced-Risk Allocation Fund–Class Y Shares

Invesco Balanced-Risk Allocation Fund–Class R Shares

Invesco Balanced-Risk Allocation Fund–Class A Shares

Invesco Balanced-Risk Allocation Fund–Class C Shares

Lipper Alternative Global Macro Funds Index[3]

1	Source: RIMES Technologies Corp.
2	Sources: Invesco, RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	6.24%
10 Years	5.77
5 Years	2.89
1 Year	4.91

Class C Shares
Inception (6/2/09)	6.03%
10 Years	5.56
5 Years	3.30
1 Year	9.21

Class R Shares
Inception (6/2/09)	6.54%
10 Years	6.09
5 Years	3.81
1 Year	10.78

Class Y Shares
Inception (6/2/09)	7.08%
10 Years	6.63
5 Years	4.33
1 Year	11.38

Class R5 Shares
Inception (6/2/09)	7.11%
10 Years	6.66
5 Years	4.37
1 Year	11.37

Class R6 Shares
10 Years	6.64%
5 Years	4.45
1 Year	11.44

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	6.17%
10 Years	5.62
5 Years	2.92
1 Year	–0.71

Class C Shares
Inception (6/2/09)	5.97%
10 Years	5.43
5 Years	3.33
1 Year	3.34

Class R Shares
Inception (6/2/09)	6.48%
10 Years	5.95
5 Years	3.84
1 Year	4.88

Class Y Shares
Inception (6/2/09)	7.02%
10 Years	6.49
5 Years	4.36
1 Year	5.36

Class R5 Shares
Inception (6/2/09)	7.05%
10 Years	6.53
5 Years	4.42
1 Year	5.54

Class R6 Shares
10 Years	6.49%
5 Years	4.48
1 Year	5.53

Class R, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 1.56%, 1.06%, 1.02% and 0.96%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.37%, 2.12%, 1.62%, 1.12%, 1.08% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.10%
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regu-
lations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of an announcement by the Internal Revenue Service (IRS), the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non- payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly be- cause the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sec- tor of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embar- goes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Balanced-Risk Allocation Fund

and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counter- party, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange- traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange- traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited re- course in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange

9	Invesco Balanced-Risk Allocation Fund

rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective Dec. 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Bond Index.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The MSCI World Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non- resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.
∎	The JP Morgan GBI Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–41.10%
U.S. Treasury Bills–12.85%(a)
U.S. Treasury Bills	2.38%	11/07/2019	$122,000	$121,951,698

U.S. Treasury Bills	2.14%	12/12/2019	135,000	134,670,821

U.S. Treasury Bills	2.02%	01/23/2020	161,000	160,438,506

				417,061,025

U.S. Treasury Notes–28.25%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(b)	1.52%	01/31/2020	334,000	333,924,152

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	1.56%	04/30/2020	346,240	346,071,499

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	1.57%	07/31/2020	237,520	237,328,806

				917,324,457

Total U.S. Treasury Securities (Cost $1,334,632,150)				1,334,385,482

		Expiration Date
Commodity-Linked Securities–4.20%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(d)		09/22/2020	47,200	50,734,144

RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index) (Canada)(c)(d)		09/30/2020	76,800	85,526,735

Total Commodity-Linked Securities (Cost $124,000,000)				136,260,879

			Shares
Money Market Funds–49.59%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)			470,844,999	470,844,999

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)			94,408,255	94,446,018

Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 1.91%(e)			188,690,152	188,690,152

Invesco Treasury Obligations Portfolio, Institutional Class, 1.63%(e)			705,000,000	705,000,000

Invesco Treasury Portfolio, Institutional Class, 1.66%(e)			151,050,285	151,050,285

Total Money Market Funds (Cost $1,610,009,812)				1,610,031,454

TOTAL INVESTMENTS IN SECURITIES–94.89% (Cost $3,068,641,962)				3,080,677,815

OTHER ASSETS LESS LIABILITIES–5.11%				165,953,141

NET ASSETS–100.00%				$3,246,630,956

Investment Abbreviations:

EMTN – European Medium-Term Notes

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $136,260,879, which represented 4.20% of the Fund’s Net Assets.

(d)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	1,088	December-2019	$64,094,080	$892,719	$892,719

Gasoline Reformulated Blendstock Oxygenate Blending	1,073	November-2019	71,862,244	(1,658,012)	(1,658,012)

New York Harbor Ultra-Low Sulfur Diesel	431	March-2020	32,929,348	150,408	150,408

Silver	791	December-2019	71,454,985	3,530,712	3,530,712

WTI Crude	640	February-2020	34,508,800	856,880	856,880

Subtotal				3,772,707	3,772,707

Equity Risk

E-Mini Russell 2000 Index	2,500	December-2019	195,425,000	(545,174)	(545,174)

E-Mini S&P 500 Index	1,545	December-2019	234,515,550	2,873,220	2,873,220

EURO STOXX 50 Index	6,830	December-2019	274,915,461	7,891,873	7,891,873

FTSE 100 Index	3,425	December-2019	321,474,186	(2,647,245)	(2,647,245)

Hang Seng Index	1,170	November-2019	201,451,515	1,175,262	1,175,262

Tokyo Stock Price Index	2,480	December-2019	383,172,516	29,004,636	29,004,636

Subtotal				37,752,572	37,752,572

Interest Rate Risk

Australia 10 Year Bonds	9,560	December-2019	960,908,172	(604,532)	(604,532)

Canada 10 Year Bonds	7,220	December-2019	778,626,376	(12,632,495)	(12,632,495)

Long Gilt	860	December-2019	147,983,917	(594,429)	(594,429)

U.S. Treasury Long Bonds	2,005	December-2019	323,556,875	(4,016,497)	(4,016,497)

Subtotal				(17,847,953)	(17,847,953)

Total Futures Contracts				$23,677,326	$23,677,326

(a)	Futures contracts collateralized by $149,320,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30%	Monthly	699,000	April–2020	$50,188,480	$–	$17,335	$17,335

Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	103,700	February–2020	69,720,144	–	0	0

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	19,200	January–2020	19,174,604	–	0	0

JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	403,000	October–2020	46,267,946	–	849,162	849,162

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	321,000	June–2020	58,817,472	–	0	0

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	7,000	September–2020	3,831,610	–	0	0

Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	110,000	November–2019	4,422,737	–	0	0

Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	321,000	October–2020	26,756,217	–	505,713	505,713

Subtotal – Appreciation								–	1,372,210	1,372,210

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Allocation Fund

		Open Over-The-Counter Total Return Swap Agreements(a)(b) –(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	83,500	October–2020	$39,221,578	$–	$(585,644)	$(585,644)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	146,000	April–2020	36,074,994	–	(1,325,826)	(1,325,826)

Subtotal – Depreciation								–	(1,911,470)	(1,911,470)

Total – Total Return Swap Agreements								$–	$(539,260)	$(539,260)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $13,000,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index

	Long Futures Contracts

	Coffee ‘C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

RBC Enhanced Agricultural Basket 07 Excess Return Index

	Long Futures Contracts

	Coffee ‘C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

CIBC Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

Monthly Rebalance Commodity Excess Return Index

	Long Futures Contracts

	Coffee ’C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

Single Commodity Excess Return Index

	Long Futures Contracts

	Gold	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100.00%

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $ 1,458,632,150)	$1,470,646,361

Investments in affiliated money market funds, at value (Cost $ 1,610,009,812)	1,610,031,454

Other investments:
Variation margin receivable – futures contracts	4,537,571

Swaps receivable – OTC	2,898,932

Unrealized appreciation on swap agreements – OTC	1,372,210

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	149,320,000

Cash collateral – OTC Derivatives	13,000,000

Receivable for:
Dividends	2,436,116

Fund shares sold	1,452,732

Interest	303,561

Investment for trustee deferred compensation and retirement plans	630,367

Other assets	49,917

Total assets	3,256,679,221

Liabilities:

Other investments:
Swaps payable – OTC	57,828

Unrealized depreciation on swap agreements–OTC	1,911,470

Payable for:
Fund shares reacquired	5,507,654

Accrued fees to affiliates	1,679,304

Accrued trustees’ and officers’ fees and benefits	3,595

Accrued other operating expenses	186,389

Trustee deferred compensation and retirement plans	702,025

Total liabilities	10,048,265

Net assets applicable to shares outstanding	$3,246,630,956

Net assets consist of:
Shares of beneficial interest	$2,891,975,686

Distributable earnings	354,655,270

$3,246,630,956

Net Assets:

Class A	$968,344,951

Class C	$527,251,442

Class R	$18,342,523

Class Y	$1,431,441,511

Class R5	$45,497,172

Class R6	$255,753,357

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	85,430,407

Class C	49,323,029

Class R	1,652,389

Class Y	123,934,841

Class R5	3,934,112

Class R6	22,063,922

Class A:
Net asset value per share	$11.33

Maximum offering price per share (Net asset value of $11.33 ÷ 94.50%)	$11.99

Class C:
Net asset value and offering price per share	$10.69

Class R:
Net asset value and offering price per share	$11.10

Class Y:
Net asset value and offering price per share	$11.55

Class R5:
Net asset value and offering price per share	$11.56

Class R6:
Net asset value and offering price per share	$11.59

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends from affiliated money market funds	$37,999,409

Interest	37,717,153

Total investment income	75,716,562

Expenses:
Advisory fees	30,401,995

Administrative services fees	496,863

Custodian fees	121,664

Distribution fees:
Class A	2,391,029

Class C	6,347,945

Class R	94,634

Transfer agent fees – A, C, R and Y	3,969,269

Transfer agent fees – R5	22,770

Transfer agent fees – R6	11,180

Trustees’ and officers’ fees and benefits	63,272

Registration and filing fees	153,239

Reports to shareholders	228,587

Professional services fees	101,054

Other	59,444

Total expenses	44,462,945

Less: Fees waived and/or expense offset arrangement(s)	(1,863,413)

Net expenses	42,599,532

Net investment income	33,117,030

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(48,144,126)

Foreign currencies	(26,415)

Futures contracts	211,237,774

Swap agreements	(5,266,519)

157,800,714

Change in net unrealized appreciation of:
Investment securities	17,158,574

Foreign currencies	529,626

Futures contracts	143,492,438

Swap agreements	7,830,183

169,010,821

Net realized and unrealized gain	326,811,535

Net increase in net assets resulting from operations	$359,928,565

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$33,117,030	$14,051,496

Net realized gain	157,800,714	73,929,524

Change in net unrealized appreciation (depreciation)	169,010,821	(231,169,368)

Net increase (decrease) in net assets resulting from operations	359,928,565	(143,188,348)

Distributions to shareholders from distributable earnings:
Class A	–	(80,624,333)

Class B	–	(290,393)

Class C	–	(65,247,506)

Class R	–	(1,429,504)

Class Y	–	(128,170,205)

Class R5	–	(7,249,597)

Class R6	–	(19,300,763)

Total distributions from distributable earnings	–	(302,312,301)

Share transactions–net:
Class A	(147,902,865)	(205,218,146)

Class B	–	(4,780,164)

Class C	(269,857,179)	(218,982,102)

Class R	(3,595,215)	(1,326,655)

Class Y	(446,642,961)	(241,935,544)

Class R5	(9,954,133)	(60,343,625)

Class R6	(174,342,676)	113,427,949

Net increase (decrease) in net assets resulting from share transactions	(1,052,295,029)	(619,158,287)

Net increase (decrease) in net assets	(692,366,464)	(1,064,658,936)

Net assets:
Beginning of year	3,938,997,420	5,003,656,356

End of year	$3,246,630,956	$3,938,997,420

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$10.21	$0.10	$1.02	$1.12	$–	$–	$–	$11.33	10.97%	$968,345	1.24	%(d)	1.29	%(d)	0.95	%(d)	11%
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	–	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21		1.27		0.32		116
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22		1.28		(0.49)		12
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20		1.27		(0.89)		96
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Class C
Year ended 10/31/19	9.70	0.02	0.97	0.99	–	–	–	10.69	10.21	527,251	1.99	(d)	2.04	(d)	0.20	(d)	11
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	–	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96		2.02		(0.43)		116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Class R
Year ended 10/31/19	10.02	0.07	1.01	1.08	–	–	–	11.10	10.78	18,343	1.49	(d)	1.54	(d)	0.70	(d)	11
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	–	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46		1.52		0.07		116
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47		1.53		(0.74)		12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45		1.52		(1.14)		96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Class Y
Year ended 10/31/19	10.37	0.13	1.05	1.18	–	–	–	11.55	11.38	1,431,442	0.99	(d)	1.04	(d)	1.20	(d)	11
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	–	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96		1.02		0.57		116
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97		1.03		(0.24)		12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95		1.02		(0.64)		96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Class R5
Year ended 10/31/19	10.38	0.14	1.04	1.18	–	–	–	11.56	11.37	45,497	0.92	(d)	0.97	(d)	1.27	(d)	11
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	–	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92		0.98		0.61		116
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92		0.98		(0.19)		12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89		0.96		(0.58)		96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Class R6
Year ended 10/31/19	10.40	0.15	1.04	1.19	–	–	–	11.59	11.44	255,753	0.87	(d)	0.92	(d)	1.32	(d)	11
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	–	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86		0.92		0.67		116
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85		0.91		(0.12)		12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82		0.89		(0.51)		96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $956,412, $634,795, $18,927, $1,503,907, $45,296 and $292,370 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

19	Invesco Balanced-Risk Allocation Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The

20	Invesco Balanced-Risk Allocation Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal

21	Invesco Balanced-Risk Allocation Fund

Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.950%
Next $250 million	0.925%
Next $500 million	0.900%
Next $1.5 billion	0.875%
Next $2.5 billion	0.850%
Next $2.5 billion	0.825%
Next $2.5 billion	0.800%
Over $10 billion	0.775%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.88%.

22	Invesco Balanced-Risk Allocation Fund

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $1,848,239.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $108,927 in front-end sales commissions from the sale of Class A shares and $1,763 and $23,314 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

23	Invesco Balanced-Risk Allocation Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$1,334,385,482	$–	$1,334,385,482

Commodity-Linked Securities	–	136,260,879	–	136,260,879

Money Market Funds	1,610,031,454	–	–	1,610,031,454

Total Investments in Securities	1,610,031,454	1,470,646,361	–	3,080,677,815

Other Investments - Assets*

Futures Contracts	46,375,710	–	–	46,375,710

Swap Agreements	–	1,372,210	–	1,372,210

	46,375,710	1,372,210	–	47,747,920

Other Investments - Liabilities*

Futures Contracts	(22,698,384)	–	–	(22,698,384)

Swap Agreements	–	(1,911,470)	–	(1,911,470)

	(22,698,384)	(1,911,470)	–	(24,609,854)

Total Other Investments	23,677,326	(539,260)	–	23,138,066

Total Investments	$1,633,708,780	$1,470,107,101	$–	$3,103,815,881

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$5,430,719	$40,944,991	$-	$46,375,710

Unrealized appreciation on swap agreements – OTC	1,372,210	-	-	1,372,210

Total Derivative Assets	6,802,929	40,944,991	-	47,747,920

Derivatives not subject to master netting agreements	(5,430,719)	(40,944,991)	-	(46,375,710)

Total Derivative Assets subject to master netting agreements	$1,372,210	$-	$-	$1,372,210

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(1,658,012)	$(3,192,419)	$(17,847,953)	$(22,698,384)

Unrealized depreciation on swap agreements – OTC	(1,911,470)	-	-	(1,911,470)

Total Derivative Liabilities	(3,569,482)	(3,192,419)	(17,847,953)	(24,609,854)

Derivatives not subject to master netting agreements	1,658,012	3,192,419	17,847,953	22,698,384

Total Derivative Liabilities subject to master netting agreements	$(1,911,470)	$-	$-	$(1,911,470)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

24	Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Barclays Bank PLC	$-	$(588,775)	$(588,775)	$-	$588,775	$-

Canadian Imperial Bank of Commerce	17,335	(8,513)	8,822	-	-	8,822

Cargill, Inc.	1,104,390	(29,074)	1,075,316	-	-	1,075,316

JPMorgan Chase Bank,N.A.	849,162	(1,329,370)	(480,208)	-	480,208	-

Merrill Lynch International	167,618	(8,628)	158,990	-	-	158,990

Morgan Stanley Capital Services LLC	2,132,637	(4,938)	2,127,699	-	-	2,127,699

Total	$4,271,142	$(1,969,298)	$2,301,844	$-	$1,068,983	$3,370,827

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(38,981,904)	$(17,159,846)	$267,379,524	$211,237,774

Swap agreements	(6,743,343)	1,476,824	-	(5,266,519)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	22,380,789	111,536,208	9,575,441	143,492,438

Swap agreements	7,995,478	(165,295)	-	7,830,183

Total	$(15,348,980)	$95,687,891	$276,954,965	$357,293,876

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$4,227,529,390	$363,011,697

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,174.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

25	Invesco Balanced-Risk Allocation Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$–	$150,506,185

Long-term capital gain	–	151,806,116

Total distributions	$–	$302,312,301

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$ 243,141,976

Undistributed long-term capital gain		83,379,063

Net unrealized appreciation – investments		28,971,243

Net unrealized appreciation (depreciation) – foreign currencies		(232,541)

Temporary book/tax differences		(604,471)

Shares of beneficial interest		2,891,975,686

Total net assets		$3,246,630,956

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $135,700,000 and $120,457,690, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$54,016,641

Aggregate unrealized (depreciation) of investments	(25,045,398)

Net unrealized appreciation of investments	$28,971,243

Cost of investments for tax purposes is $3,074,844,638.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary, net operating losses, futures contracts and swap agreements income, on October 31, 2019, undistributed net investment income was increased by $146,965,717, undistributed net realized gain was decreased by $93,717,819 and shares of beneficial interest was decreased by $53,247,898. This reclassification had no effect on the net assets of the Fund.

26	Invesco Balanced-Risk Allocation Fund

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	6,542,249	$70,479,107	9,872,233	$106,846,923

Class B(b)	-	-	1,847	19,646

Class C	2,368,989	24,050,794	3,832,309	39,477,858

Class R	338,167	3,590,054	562,025	5,940,987

Class Y	23,246,799	252,902,159	43,842,985	480,152,084

Class R5	517,017	5,688,405	1,599,242	17,705,659

Class R6	1,948,378	21,094,666	16,621,185	182,521,790

Issued as reinvestment of dividends:
Class A	-	-	7,313,079	77,957,396

Class B(b)	-	-	28,468	290,375

Class C	-	-	5,839,115	59,558,974

Class R	-	-	118,620	1,244,328

Class Y	-	-	9,951,049	107,570,841

Class R5	-	-	667,562	7,223,017

Class R6	-	-	1,782,157	19,300,763

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	393,583	4,329,415

Class B	-	-	(411,272)	(4,329,415)

Automatic conversion of Class C shares to Class A shares:
Class A	7,625,875	84,007,106	-	-

Class C	(8,067,836)	(84,007,106)	-	-

Reacquired:
Class A	(28,294,281)	(302,389,078)	(36,587,811)	(394,351,880)

Class B(b)	-	-	(71,742)	(760,770)

Class C	(20,799,122)	(209,900,867)	(30,903,065)	(318,018,934)

Class R	(680,615)	(7,185,269)	(801,950)	(8,511,970)

Class Y	(64,961,722)	(699,545,120)	(76,062,071)	(829,658,469)

Class R5	(1,466,700)	(15,642,538)	(7,801,543)	(85,272,301)

Class R6	(18,198,165)	(195,437,342)	(8,064,923)	(88,394,604)

Net increase (decrease) in share activity	(99,880,967)	$(1,052,295,029)	(58,278,918)	$(619,158,287)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

27	Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,028.10	$6.39	$1,018.90	$6.36	1.25%
Class C	1,000.00	1,024.90	10.21	1,015.12	10.16	2.00
Class R	1,000.00	1,027.80	7.67	1,017.64	7.63	1.50
Class Y	1,000.00	1,030.30	5.12	1,020.16	5.09	1.00
Class R5	1,000.00	1,029.40	4.81	1,020.47	4.79	0.94
Class R6	1,000.00	1,030.20	4.45	1,020.82	4.43	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29	Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Global Macro Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the

30	Invesco Balanced-Risk Allocation Fund

worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board noted that the Fund’s asset allocation, including its equity positioning and exposure to certain segments of the fixed income market, detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees were in the fifth quintile of its expense group and the Fund’s total expense ratio was in the fourth quintile of its expense group, and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits that may be realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31	Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	51.19%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32	Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett -1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Balanced-Risk Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq: A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.15%
Class C Shares	-4.66
Class R Shares	-4.25
Class Y Shares	-3.84
Class R5 Shares	-3.79
Class R6 Shares	-3.72
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-2.58

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year ended October 31, 2019, was a turbulent environment for commodities. The commodity complexes experienced big swings as a result of the ongoing US-China trade war and increased market volatility. Broad commodity performance was flat to negative, with only precious metals countering the downtrend with strong gains. Strategically, agriculture experienced the largest losses during the fiscal year, followed by energy and industrial metals. The Fund’s ability to tactically adjust its exposure to assets meaningfully detracted from Fund performance as market volatility resulted in whipsawed performance in the month-over-month positioning. The Fund invests with a long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics. The Fund underperformed the Bloomberg Commodity Index, primarily due to a strategic underweight allocation to nickel.

The Fund’s strategic positioning within precious metals was the sole contributor to the Fund’s performance for the fiscal year as both gold and silver posted gains with gold leading the way. The complex started the fiscal year off strong, benefiting from a flight-to-safety bid as many global stock markets breached bear market levels at the end of 2018. Precious metals continued to rise throughout the fiscal year, as higher risk aversion, stalled dollar strength, geopolitical tension and weaker global growth pushed both nominal and real yields down across the globe, driving demand for the complex. The decline in real bond yields is favorable for precious metals, especially as an increasing amount of sovereign debt is trading with a negative yield. The impact of negative-yielding bonds is an important factor for gold prices as the relative cost to hold gold declines while the metal serves as an inflation hedge. The Fund’s tactical positioning within precious metals, obtained through the use of swaps, futures and commodity-linked notes, was largely flat during the fiscal year as gains from gold were met with losses from silver.

The Fund’s strategic positioning within agriculture was the top detractor from the Fund’s performance as the complex experienced declines in soft commodities, grains and livestock. The complex was weighed down by oversupply, the US-China trade conflict and dollar strength. Soft commodities experienced the largest losses led by cotton. Cotton was impacted by oversupply and a lower import demand from China. Sugar started the fiscal year off strong as the Brazilian currency strengthened going into the Brazilian election. Higher oil prices also diverted more production to ethanol, further boosting sugar prices, but performance retracted as the Brazilian currency declined in the second half of the fiscal year. Grains were mired in uncertainty as crop forecasts were running better than expected in the US. Corn was further pressured, as some US refineries were granted waivers for biofuel production. Livestock was down slightly during the fiscal year, as gains from falling supply due to African swine flu were not enough to outweigh losses from the trade conflict. Tactical positioning within agriculture posted a small gain for the Fund during the fiscal year as positioning in soft commodities outweighed losses from select grains and live cattle.

Strategic positioning in energy was another detractor from the Fund’s performance during the fiscal year, as concerns about slowing global growth resulted in losses in oil and distillates, while signs of rising inventories in the US added to the malaise. Unleaded gas was the sole contributor in the complex as it benefited from higher oil prices and falling supply. Brent crude oil and West Texas Intermediate (WTI) crude oil had the largest declines due to supply concerns. The Organization of the Petroleum Exporting Countries (OPEC) announced that it would cut production in December 2018, resulting in higher prices for the first half of 2019. However, the escalating US-China trade war shifted investor focus from concerns about supply shortages to fears of falling demand causing prices to reverse. There was another

Target Risk Allocation and Notional Asset Weights as of 10/31/19
Asset Class	Target Risk Allocation*	Notional Asset Weights**

Agriculture	24.35%	25.20%
Energy	39.38	23.67
Industrial Metals	19.50	17.62
Precious Metals	16.77	19.79
Total	100.00%	86.28%
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$1.0 million

4	Invesco Balanced-Risk Commodity Strategy Fund

short-term price spike following a September 2019 missile attack on a Saudi processing facility, but the disruption in supply proved minor compared to the growing global supply. Natural gas also delivered a price decline during the fiscal year as supplies continued to build and exceed global demand growth. Tactical positioning within energy detracted from Fund performance for the fiscal year, as gains from positioning in gas oil and heating oil were not enough to overcome the losses from the remaining four assets (natural gas, unleaded gas, Brent crude and WTI crude).

During the fiscal year, the Fund’s strategic positioning in industrial metals also detracted from the Fund’s performance, as trade tensions and slowing economic growth weighed on both aluminum and copper. Aluminum was down on decreased global demand, especially from China, due to slowing growth. Copper outpaced aluminum, but was largely flat as it traded in line with the fluctuating optimism on whether a US-China trade deal would be reached. Tactical positioning was flat for the fiscal year despite gains from nickel and copper. Exposure to nickel is limited to the tactical allocation (it is not used in the strategic allocation) due to its liquidity profile.

Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

Portfolio Managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

Assisted by Invesco’s Global Asset Allocation Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 11/30/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.36%
5 Years	-5.57
1 Year	-9.44

Class C Shares
Inception (11/30/10)	-5.45%
5 Years	-5.18
1 Year	-5.62

Class R Shares
Inception (11/30/10)	-4.95%
5 Years	-4.70
1 Year	-4.25

Class Y Shares
Inception (11/30/10)	-4.48%
5 Years	-4.23
1 Year	-3.84

Class R5 Shares
Inception (11/30/10)	-4.43%
5 Years	-4.16
1 Year	-3.79

Class R6 Shares
Inception	-4.46%
5 Years	-4.07
1 Year	-3.72

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.12%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.60%
5 Years	-5.75
1 Year	-12.69

Class C Shares
Inception (11/30/10)	-5.68%
5 Years	-5.39
1 Year	-9.14

Class R Shares
Inception (11/30/10)	-5.19%
5 Years	-4.93
1 Year	-7.85

Class Y Shares
Inception (11/30/10)	-4.72%
5 Years	-4.45
1 Year	-7.33

Class R5 Shares
Inception (11/30/10)	-4.66%
5 Years	-4.35
1 Year	-7.26

Class R6 Shares
Inception	-4.71%
5 Years	-4.31
1 Year	-7.33

most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.30% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.11%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

3

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of an announcement by the Internal Revenue Service (IRS), the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because the Fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across the four sectors of the commodities market and, within each commodity sector, across different commodities, to the extent either the sectors of the commodities markets or the selected commodities become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Balanced-Risk Commodity Strategy Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange- traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to under-perform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the

9	Invesco Balanced-Risk Commodity Strategy Fund

Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cay-man Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–36.48%
U.S. Treasury Bills–16.77%(a)
U.S. Treasury Bills	2.38%	11/07/2019	$30,950	$ 30,937,746
U.S. Treasury Bills	2.21%	12/05/2019	85,250	85,071,944
U.S. Treasury Bills	2.14%	12/12/2019	55,000	54,865,890
				170,875,580

U.S. Treasury Notes–19.71%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.52%	01/31/2020	62,880	62,865,720
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	1.56%	04/30/2020	64,000	63,968,854
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	1.57%	07/31/2020	74,000	73,940,433
				200,775,007
Total U.S. Treasury Securities (Cost $371,755,580)				371,650,587

		Expiration Date
Commodity-Linked Securities–6.80%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (c)(d)		01/28/2020	23,500	30,604,984
Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (c)(d)		12/31/2019	11,800	13,269,837
International Bank for Reconstruction & Development (Supranational), 3 month USD LIBOR rate minus 0.78% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2)(c)(d)		01/30/2020	30,000	25,449,337
Total Commodity-Linked Securities (Cost $65,300,000)				69,324,158

			Shares
Money Market Funds–49.02%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)			177,507,383	177,507,383
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)			99,898,597	99,938,556
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 1.91%(e)			62,093,827	62,093,827
Invesco Treasury Portfolio, Institutional Class, 1.66%(e)			159,833,580	159,833,580
Total Money Market Funds (Cost $499,346,531)				499,373,346
TOTAL INVESTMENTS IN SECURITIES–92.30% (Cost $936,402,111)				940,348,091
OTHER ASSETS LESS LIABILITIES–7.70%				78,432,279
NET ASSETS–100.00%				$1,018,780,370

Investment Abbreviations:

Barclays Diversified Energy-Metals Total Return Index	– a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded
Gasoline, and WTI Crude Oil.
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $69,324,158, which represented 6.80% of the Fund’s Net Assets.

(d)

Barclays Diversified Energy-Metals Total Return Index - a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Cocoa	37	March-2020	$905,020	$(6,615)	$(6,615)

Coffee “C”	402	December-2019	15,368,963	266,026	266,026

Corn	850	December-2019	16,575,000	(1,238,299)	(1,238,299)

Cotton No. 2	1,398	December-2019	45,043,560	(5,376,324)	(5,376,324)

Gasoline Reformulated Blendstock Oxygenate Blending	722	November-2019	48,354,650	(1,115,328)	(1,115,328)

Gold	240	December-2019	36,355,200	1,595,242	1,595,242

LME Nickel	151	November-2019	15,122,046	340,091	340,091

Soybeans	1,390	July-2020	67,223,875	221,143	221,143

Wheat	714	December-2019	18,162,375	(155,963)	(155,963)

Subtotal-Long Futures Contracts				(5,470,027)	(5,470,027)

Short Futures Contracts

Commodity Risk

LME Nickel	31	November-2019	(3,104,526)	(13,128)	(13,128)

Total Futures Contracts				$(5,483,155)	$(5,483,155)

(a)	Futures contracts collateralized by $35,950,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Wheat Seasonal Excess Return Index	0.33%	Monthly	398,000	February-2020	$7,410,760	$–	$25,591	$ 25,591
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	71,500	March-2020	17,867,078	–	395,009	395,009
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	637,500	April-2020	45,772,755	–	15,810	15,810
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	7,950	January-2020	7,939,485	–	0	0
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	428,000	September-2020	14,837,823	–	784,931	784,931
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.42	Monthly	36,800	June-2020	34,049,516	–	259,234	259,234
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	266,500	October-2020	30,596,545	–	561,542	561,542
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Gas Oil type A Excess Return Index	0.06	Monthly	5,200	September-2020	695,051	–	31,875	31,875
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Heating Oil type A Excess Return Index	0.06	Monthly	36,000	July-2020	3,185,413	–	152,744	152,744
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A Excess Return Index	0.12	Monthly	50,300	January-2020	8,214,498	–	89,609	89,609
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,152,000	December-2019	49,769,395	–	735,091	735,091

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16%	Monthly	281,200	December-2019	$55,262,689	$–	$434,679	$ 434,679
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	Monthly	171,700	January-2020	22,880,502	–	240,844	240,844
Merrill Lynch International	Pay	MLCX2KCE Excess Return Index	0.00	Monthly	2,420,000	January-2020	17,296,950	–	0	0
Merrill Lynch International	Pay	MLCX2LHER Excess Return Index	0.00	Monthly	1,090,000	January-2020	5,125,834	–	0	0
Merrill Lynch International	Pay	MLCX2LHER Excess Return Index	0.00	Monthly	172,000	December-2019	12,642,172	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	170,000	June-2020	31,149,440	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30	Monthly	48,600	June-2020	29,834,835	–	0	0
Merrill Lynch International	Receive	MLCI3LNE Excess Return Index	0.18	Monthly	30,700	January-2020	9,791,452	–	0	0
Merrill Lynch International	Receive	MLCI3LXE Excess Return Index	0.18	Monthly	284,500	May-2020	41,349,429	–	0	0
Merrill Lynch International	Receive	MLCIRXB6 Excess Return Index	0.21	Monthly	80,000	April-2020	6,343,744	–	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	89,600	September-2020	49,044,612	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	107,000	November-2019	4,302,117	–	0	0
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	256,500	January-2020	40,607,541	–	501,611	501,611
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2SM0 Index	0.03	Monthly	27,300	June-2020	10,893,347	–	17,718	17,718
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Excess Return Index	0.30	Monthly	104,000	April-2020	13,479,554	–	148,273	148,273
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	136,300	March-2020	40,622,089	–	0	0
Subtotal - Appreciation								–	4,394,561	4,394,561

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk
Barclays Bank PLC	Receive	Barclays Cocoa Roll Yield Excess Return Index	0.43%	Monthly	231,000	February-2020	$32,318,263	$–	$(1,081,519)	$(1,081,519)

Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37	Monthly	137,400	January-2020	33,101,501	–	(350,727)	(350,727)

Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30	Monthly	31,200	September-2020	7,365,184	–	(67,897)	(67,897)

Canadian Imperial Bank of Commerce	Pay	CIBC Natural Gas Standard Roll Excess Return Index	0.10	Monthly	120,000	August-2020	6,493,608	–	(465,144)	(465,144)

Canadian Imperial Bank of Commerce	Pay	CIBC Soybean Oil Excess Return Index	0.09	Monthly	501,000	January-2020	22,563,587	–	(567,633)	(567,633)

Goldman Sachs International	Receive	S&P GSCI Sugar Excess Return Index	0.37	Monthly	330,500	March-2020	47,985,857	–	(153,286)	(153,286)

JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	39,500	April-2020	9,760,016	–	(358,700)	(358,700)

Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Aluminum type A Excess Return Index	0.14	Monthly	790,000	January-2020	39,961,992	–	(590,288)	(590,288)

Subtotal - Depreciation								–	(3,635,194)	(3,635,194)

Total - Total Return Swap Agreements								$–	$759,367	$ 759,367

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $40,870,344.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Wheat Seasonal Excess Return Index

	Long Futures Contracts

	Wheat	100.00%

Barclays WTI Crude Roll Yield Excess Return Index

	Long Futures Contracts

	WTI Crude	100.00%

CIBC Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

Single Commodity Excess Return Index

	Long Futures Contracts

	Gold	100.00%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index

	Long Futures Contracts

	Cotton	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

S&P GSCI Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

Macquarie Single Commodity Aluminum type A Excess Return Index

	Long Futures Contracts

	Aluminum	100.00%

Macquarie Single Commodity Gas Oil type A Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Single Commodity Heating Oil type A Excess Return Index

	Long Futures Contracts

	Heating Oil	100.00%

Macquarie Single Commodity Silver type A Excess Return Index

	Long Futures Contracts

	Silver	100.00%

Macquarie Single Commodity Zinc type A Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

Modified Macquarie Single Commodity Sugar type A Excess Return Index

	Long Futures Contracts

	Sugar	100.00%

Merrill Lynch Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

MLCIRXB6 Excess Return Index

	Long Futures Contracts

	Unleaded Gasoline	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

MLCI3LNE Excess Return Index

	Long Futures Contracts

	Nickel	100.00%

MLCI3LXE Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

MLCX2KCE Excess Return Index

	Long Futures Contracts

	Coffee	100.00%

MLCX2LHER Excess Return Index

	Long Futures Contracts

	Lean Hogs	100.00%

Morgan Stanley MSCY2KW0 Index

	Long Futures Contracts

	Kansas Wheat	100.00%

Morgan Stanley MSCY2SM0 Index

	Long Futures Contracts

	Soybean Meal	100.00%

MS Soybean Oil Dynamic Roll Excess Return Index

	Long Futures Contracts

	Soybean Oil	100.00%

RBC Enhanced Brent Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Brent Crude	100.00%

Barclays Soybean Seasonal Excess Return Index

	Long Futures Contracts

	Soybean	100.00%

Barclays Cocoa Roll Yield Excess Return Index

	Long Futures Contracts

	Cocoa	100.00%

Barclays Heating Oil Roll Yield Excess Return Index

	Long Futures Contracts

	Heating Oil	100.00%

CIBC Natural Gas Standard Roll Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

CIBC Soybean Oil Excess Return Index

	Long Futures Contracts

	Soybean Oil	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index

	Long Futures Contracts

	Sugar	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Single Commodity Aluminum type A Excess Return Index

	Long Futures Contracts

	Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $437,055,580)	$440,974,745

Investments in affiliated money market funds, at value (Cost $499,346,531)	499,373,346

Other investments:
Unrealized appreciation on LME futures contracts	340,091

Swaps receivable – OTC	5,115,928

Unrealized appreciation on swap agreements – OTC	4,394,561

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	35,950,000

Cash collateral – OTC Derivatives	40,870,344

Receivable for:
Dividends	780,767

Fund shares sold	669,186

Interest	9,280

Investment for trustee deferred compensation and retirement plans	82,380

Other assets	172,600

Total assets	1,028,733,228

Liabilities:
Other investments:
Variation margin payable - futures contracts	687,132

Swaps payable – OTC	1,219,364

Unrealized depreciation on LME futures contracts	13,128

Unrealized depreciation on swap agreements–OTC	3,635,194

Payable for:
Fund shares reacquired	3,859,201

Amount due custodian	260,000

Accrued fees to affiliates	140,334

Accrued trustees’ and officers’ fees and benefits	2,399

Trustee deferred compensation and retirement plans	136,106

Total liabilities	9,952,858

Net assets applicable to shares outstanding	$1,018,780,370

Net assets consist of:
Shares of beneficial interest	$1,043,554,855

Distributable earnings (loss)	(24,774,485)

$1,018,780,370

Net Assets:
Class A	$24,633,494

Class C	$6,082,719

Class R	$1,404,475

Class Y	$726,446,228

Class R5	$140,393,344

Class R6	$119,820,110

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,958,792

Class C	1,036,886

Class R	229,422

Class Y	114,251,221

Class R5	22,000,290

Class R6	18,734,009

Class A:
Net asset value per share	$6.22

Maximum offering price per share (Net asset value of $6.22 ÷ 94.50%)	$6.58

Class C:
Net asset value and offering price per share	$5.87

Class R:
Net asset value and offering price per share	$6.12

Class Y:
Net asset value and offering price per share	$6.36

Class R5:
Net asset value and offering price per share	$6.38

Class R6:
Net asset value and offering price per share	$6.40

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends from affiliated money market funds	$18,307,568

Interest	10,214,325

Total investment income	28,521,893

Expenses:
Advisory fees	13,670,807

Administrative services fees	217,628

Custodian fees	32,225

Distribution fees:
Class A	73,181

Class C	76,599

Class R	7,537

Transfer agent fees – A, C, R and Y	3,029,654

Transfer agent fees – R5	146,600

Transfer agent fees – R6	3,073

Trustees’ and officers’ fees and benefits	37,873

Registration and filing fees	205,439

Reports to shareholders	305,510

Professional services fees	55,561

Other	24,678

Total expenses	17,886,365

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(3,406,226)

Net expenses	14,480,139

Net investment income	14,041,754

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(15,548,950)

Futures contracts	(19,962,569)

Swap agreements	(77,954,673)

(113,466,192)

Change in net unrealized appreciation of:
Investment securities	9,824,611

Futures contracts	6,455,583

Swap agreements	15,741,167

32,021,361

Net realized and unrealized gain (loss)	(81,444,831)

Net increase (decrease) in net assets resulting from operations	$(67,403,077)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$14,041,754	$4,222,687

Net realized gain (loss)	(113,466,192)	(9,000,011)

Change in net unrealized appreciation (depreciation)	32,021,361	(44,459,216)

Net increase (decrease) in net assets resulting from operations	(67,403,077)	(49,236,540)

Distributions to shareholders from distributable earnings:

Class A	(53,472)	–

Class C	(4,110)	–

Class R	(1,974)	–

Class Y	(2,935,782)	(89,361)

Class R5	(420,321)	(66,877)

Class R6	(62,452)	(5,557)

Total distributions from distributable earnings	(3,478,111)	(161,795)

Share transactions–net:

Class A	(8,473,110)	(20,804,780)

Class B	–	(65,998)

Class C	(3,045,567)	2,992,241

Class R	(146,832)	6,455

Class Y	(537,217,082)	793,450,503

Class R5	(20,716,649)	(33,782,869)

Class R6	98,657,293	7,744,011

Net increase (decrease) in net assets resulting from share transactions	(470,941,947)	749,539,563

Net increase (decrease) in net assets	(541,823,135)	700,141,228

Net assets:

Beginning of year	1,560,603,505	860,462,277

End of year	$1,018,780,370	$1,560,603,505

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$6.50	$0.05	$(0.32)	$(0.27)	$(0.01)	$(0.00)	$(0.01)	$6.22	(4.15)%	$24,633	1.31	%(d)(e)	1.58	%(d)(e)	0.79	%(d)(e)	9%
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	–	–	–	6.50	(2.98)	34,543	1.42		1.51		0.14		96
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	–	(0.17)	6.70	0.47	56,532	1.49		1.56		(0.78)		10
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	–	–	–	6.84	4.59	40,844	1.47		1.56		(1.11)		98
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	–	–	–	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Class C
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	(0.00)	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(d)(e)	2.33	(d)(e)	0.04	(d)(e)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	–	–	–	6.16	(3.75)	9,555	2.17		2.26		(0.61)		96
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	–	(0.15)	6.40	(0.34)	7,086	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	–	–	–	6.57	3.79	5,915	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	–	–	–	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Class R
Year ended 10/31/19	6.40	0.03	(0.30)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(d)(e)	1.83	(d)(e)	0.54	(d)(e)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	–	–	–	6.40	(3.32)	1,622	1.67		1.76		(0.11)		96
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	–	(0.16)	6.62	0.35	1,683	1.74		1.81		(1.03)		10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	–	–	–	6.76	4.32	782	1.72		1.81		(1.36)		98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	–	–	–	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Class Y
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(d)(e)	1.33	(d)(e)	1.04	(d)(e)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.63	(2.77)	1,327,952	1.17		1.26		0.39		96
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	–	(0.19)	6.82	0.80	577,236	1.24		1.31		(0.53)		10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	–	–	–	6.95	4.83	574,878	1.22		1.31		(0.86)		98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	–	–	–	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Class R5
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(d)(e)	1.17	(d)(e)	1.04	(d)(e)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.65	(2.74)	167,687	1.11		1.19		0.45		96
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	–	(0.19)	6.84	0.83	205,568	1.16		1.23		(0.45)		10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	–	–	–	6.97	4.97	195,777	1.13		1.22		(0.77)		98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	–	–	–	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Class R6
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(d)(e)	1.08	(d)(e)	1.09	(d)(e)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	–	(0.00)	6.67	(2.72)	19,244	1.01		1.09		0.55		96
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	–	(0.19)	6.86	1.04	12,293	1.08		1.15		(0.37)		10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	–	–	–	6.98	4.96	1,971	1.03		1.12		(0.67)		98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	–	–	–	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $29,273, $7,660, $1,507, $1,130,856, $146,655 and $41,311 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

22	Invesco Balanced-Risk Commodity Strategy Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The

23	Invesco Balanced-Risk Commodity Strategy Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount,

24	Invesco Balanced-Risk Commodity Strategy Fund

recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	1.050%

Next $250 million	1.025%

Next $500 million	1.000%

Next $1.5 billion	0.975%

Next $2.5 billion	0.950%

Next $2.5 billion	0.925%

Next $2.5 billion	0.900%

Over $10 billion	0.875%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 1.01%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $946,434 and reimbursed class level expenses of $59,948, $15,687, $3,087, $2,315,910, $64,331 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration

25	Invesco Balanced-Risk Commodity Strategy Fund

agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $3,043 in front-end sales commissions from the sale of Class A shares and $689 and $4,505 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$371,650,587	$–	$371,650,587

Commodity-Linked Securities	–	69,324,158	–	69,324,158

Money Market Funds	499,373,346	–	–	499,373,346

Total Investments in Securities	499,373,346	440,974,745	–	940,348,091

Other Investments – Assets*

Futures Contracts	2,422,502	–	–	2,422,502

Swap Agreements	–	4,394,561	–	4,394,561

	2,422,502	4,394,561	–	6,817,063

Other Investments – Liabilities*

Futures Contracts	(7,905,657)	–	–	(7,905,657)

Swap Agreements	–	(3,635,194)	–	(3,635,194)

	(7,905,657)	(3,635,194)	–	(11,540,851)

Total Other Investments	(5,483,155)	759,367	–	(4,723,788)

Total Investments	$493,890,191	$441,734,112	$–	$935,624,303

*	Unrealized appreciation (depreciation).

26	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Derivative Assets	Commodity Risk

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$2,422,502

Unrealized appreciation on swap agreements - OTC	4,394,561

Total Derivative Assets	6,817,063

Derivatives not subject to master netting agreements	(2,422,502)

Total Derivative Assets subject to master netting agreements	$4,394,561

Value
Derivative Liabilities	Commodity Risk

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$(7,905,657)

Unrealized depreciation on swap agreements - OTC	(3,635,194)

Total Derivative Liabilities	(11,540,851)

Derivatives not subject to master netting agreements	7,905,657

Total Derivative Liabilities subject to master netting agreements	$(3,635,194)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$420,600	$(1,517,076)	$(1,096,476)	$-	$1,096,476	$-

Canadian Imperial Bank of Commerce	15,810	(1,042,056)	(1,026,246)	-	1,026,246	-

Cargill, Inc.	219,610	(812)	218,798	-	-	218,798

Goldman Sachs International	1,044,165	(179,316)	864,849	-	-	864,849

JPMorgan Chase Bank, N.A.	561,542	(360,096)	201,446	-	-	201,446

Macquarie Bank Ltd.	1,684,842	(597,565)	1,087,277	-	-	1,087,277

Merrill Lynch International	4,324,499	(1,142,801)	3,181,698	-	-	3,181,698

Morgan Stanley Capital Services LLC	667,602	(2,765)	664,837	-	(664,837)	-

Royal Bank of Canada	571,819	(12,071)	559,748	-	-	559,748

Total	$9,510,489	$(4,854,558)	$4,655,931	$-	$1,457,885	$6,113,816

27	Invesco Balanced-Risk Commodity Strategy Fund

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(19,962,569)
Swap agreements	(77,954,673)
Change in Net Unrealized Appreciation:
Futures contracts	6,455,583
Swap agreements	15,741,167
Total	$(75,720,492)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements
Average notional value	$360,876,365	$944,780,486

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $829.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$3,478,111	$161,795

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$8,441,355

Net unrealized appreciation – investments		4,266,965

Temporary book/tax differences		(120,576)

Capital loss carryforward		(37,362,229)

Shares of beneficial interest		1,043,554,855

Total net assets		$1,018,780,370

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts and swap agreements.

28	Invesco Balanced-Risk Commodity Strategy Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$37,362,229	$–	$37,362,229

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $35,300,000 and $24,493,261, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $0, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$58,925,692

Aggregate unrealized (depreciation) of investments	(54,658,727)

Net unrealized appreciation of investments	$4,266,965

Cost of investments for tax purposes is $931,357,338.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, on October 31, 2019, undistributed net investment income was decreased by $18,387,333, undistributed net realized gain (loss) was increased by $92,559,871 and shares of beneficial interest was decreased by $74,172,538. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

		Years ended October 31,

	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	678,597	$4,265,449	3,169,241	$21,780,368

Class C	162,557	959,414	810,035	5,371,717

Class R	72,010	446,924	106,098	722,955

Class Y	59,608,724	383,430,826	158,005,872	1,087,459,862

Class R5	774,297	4,927,483	1,200,171	8,268,870

Class R6	23,222,617	145,568,535	1,550,041	10,982,304

Issued as reinvestment of dividends:
Class A	7,648	48,335	-	-

Class C	644	3,858	-	-

Class R	316	1,965	-	-

Class Y	211,248	1,360,440	8,118	54,310

Class R5	64,628	417,496	9,913	66,518

Class R6	9,615	62,307	825	5,556

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	8,756	62,252

Class B	-	-	(9,155)	(62,252)

29	Invesco Balanced-Risk Commodity Strategy Fund

		Summary of Share Activity

		Years ended October 31,

	2019(a)		2018
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	113,699	$717,474	-	$-

Class C	(120,014)	(717,474)	-	-

Reacquired:
Class A	(2,157,147)	(13,504,368)	(6,299,545)	(42,647,400)

Class B(c)	-	-	(568)	(3,746)

Class C	(556,251)	(3,291,365)	(366,650)	(2,379,476)

Class R	(96,202)	(595,721)	(107,098)	(716,500)

Class Y	(145,962,534)	(922,008,348)	(42,291,714)	(294,063,669)

Class R5	(4,036,280)	(26,061,628)	(6,060,828)	(42,118,257)

Class R6	(7,381,324)	(46,973,549)	(461,003)	(3,243,849)

Net increase (decrease) in share activity	(75,383,152)	$(470,941,947)	109,272,509	$749,539,563

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

30	Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$964.30	$6.49	$1,018.60	$6.67	1.31%
Class C	1,000.00	962.30	10.19	1,014.82	10.46	2.06
Class R	1,000.00	963.80	7.72	1,017.34	7.93	1.56
Class Y	1,000.00	966.60	5.25	1,019.86	5.40	1.06
Class R5	1,000.00	965.20	5.25	1,019.86	5.40	1.06
Class R6	1,000.00	966.80	4.99	1,020.13	5.12	1.01

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

32	Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Commodities General Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile

33	Invesco Balanced-Risk Commodity Strategy Fund

being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, the same as the performance of the Index for the three year period and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and its total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The

Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits that may be realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

34	Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	33.49%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Balanced-Risk Commodity Strategy Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Developing Markets Fund
Nasdaq: A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Developing Markets Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.43%
Class C Shares	21.52
Class Y Shares	22.73
Class R5 Shares	22.83
Class R6 Shares	22.92
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	11.86
Lipper Emerging Market Funds Index∎ (Peer Group Index)	14.29

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and

China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

The Fund’s relative outperformance versus the MSCI Emerging Markets Index during the fiscal year was primarily driven by stock selection and meaningful overweight exposure in the consumer staples sector. Within the sector, China-based spirits producers Wuliangye Yibin

Portfolio Composition
By sector % of total net assets

Financials	27.15%
Consumer Staples	15.64
Information Technology	10.33
Consumer Discretionary	10.14
Communication Services	8.15
Industrials	7.82
Health Care	4.12
Real Estate	3.56
Energy	3.11
Other Sectors, Each Less than 2% of Net Assets	0.63
Money Market Funds Plus Other Assets Less Liabilities	9.35

Top 10 Equity Holdings*

	% of total net assets

1.	Sberbank of Russia PJSC, Preference Shares	4.08%
2.	Taiwan Semiconductor Manufacturing Co., Ltd.	3.44
3.	Samsung Electronics Co., Ltd.	3.44
4.	PT Bank Central Asia Tbk	3.13
5.	Sunny Optical Technology Group Co., Ltd.	3.00
6.	PT Telekomunikasi Indonesia (Persero) Tbk	2.91
7.	PT Bank Mandiri (Persero) Tbk	2.79
8.	B3 S.A.-Brasil, Bolsa, Balcao	2.74
9.	Wuliangye Yibin Co., Ltd., A Shares	2.66
10.	China Mengniu Dairy Co. Ltd.	2.63

Total Net Assets	$2.2 billion

Total Number of Holdings*	54

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco Developing Markets Fund

and Kweichow Moutai contributed favorably to both the Fund’s absolute and relative performance. The companies benefited from the consumption upgrade cycle in China with the popularity of its premium Baiju brands. Strong stock selection in the financials sector also contributed to the Fund’s relative results. Strength was seen in Brazil-based stock exchange operator B3 and Russia-based Sberbank. Meaningful underweight exposure to the materials sector relative to the broad market/style-specific index added to the Fund’s relative return. On a geographic basis, strong stock selection in China was the largest contributor to the Fund’s relative performance. The Fund’s holdings in Brazil and Mexico out-performed those of the broad market/ style-specific index and also contributed to relative results. Overweight exposure to Brazil benefited the Fund’s relative performance, as well.

In contrast, stock selection in the real estate sector detracted from the Fund’s relative performance during the fiscal year. United Arab Emirates real estate development company Emaar Properties was one of the Fund’s largest individual detractors from Fund results. Although the Fund’s holdings in the consumer discretionary sector out performed those of the broad market/style-specific index, underweight exposure to the sector hampered relative results. Geographically, stock selection in Thailand was a key detractor from the Fund’s relative performance. Kasikornbank was a notable detractor within the region. We trimmed our position in the bank during the fiscal year due to concerns about increased structural and cyclical pressures. The Fund’s holdings in Taiwan out-performed those of the broad market/ style-specific index, but an underweight to the stronger performing Taiwanese market was a drag on the Fund’s relative return. In a rising market environment, the Fund’s cash exposure (which averaged around 5.7% during the fiscal year) detracted from the Fund’s performance relative to the broad market/style-specific benchmark. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We added several new holdings, including China-based yeast product company Angel Yeast, online provider of consumer services including food delivery Meituan-Dianping and e-commerce company Alibaba, and Egypt-based tobacco company Eastern Company. We also added to several existing holdings, including China-based companies Yum China and Sunny Optical Technology Group. We sold several holdings, including China Mobile, Want Want China and Lee & Man Paper Manufacturing due to deteriorating fundamentals. We also reduced our existing positions in B3 and Kweichow Moutai due to rising valuation levels during the fiscal year.

As always, regardless of the macro-economic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive returns over the long term.

We thank you for your continued investment in Invesco Developing Markets Fund.

Portfolio managers:

Brent Bates

Shuxin (Steve) Cao - Lead

Borge Endresen - Lead

Mark Jason

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)		5.18%
10	Years	4.54
5	Years	2.02
1	Year	15.68

Class C Shares
Inception (3/1/99)		9.06%
10	Years	4.35
5	Years	2.41
1	Year	20.52

Class Y Shares
Inception (10/3/08)		7.42%
10	Years	5.40
5	Years	3.43
1	Year	22.73

Class R5 Shares
Inception (10/25/05)		8.12%
10	Years	5.54
5	Years	3.55
1	Year	22.83

Class R6 Shares
10	Years	5.45%
5	Years	3.61
1	Year	22.92

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.41%, 2.16%, 1.16%, 1.06% and 1.01%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)		5.05%
10	Years	4.17
5	Years	1.58
1	Year	6.04

Class C Shares
Inception (3/1/99)		8.91%
10	Years	3.98
5	Years	1.97
1	Year	10.36

Class Y Shares
Inception (10/3/08)		7.14%
10	Years	5.02
5	Years	2.99
1	Year	12.51

Class R5 Shares
Inception (10/25/05)		7.90%
10	Years	5.16
5	Years	3.11
1	Year	12.61

Class R6 Shares
10	Years	5.07%
5	Years	3.16
1	Year	12.67

of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 1.17%, 1.07% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Developing Markets Fund

relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small-and mid-capitalization companies risks. Small-and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, some-times significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Developing Markets Fund

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–90.65%

Brazil–14.78%

Ambev S.A., ADR	12,511,790	$ 53,925,815
Arcos Dorados Holdings, Inc., Class A	5,765,945	43,071,609
B3 S.A.-Brasil, Bolsa, Balcao	5,023,020	60,594,367
Banco Bradesco S.A., ADR	6,513,229	57,055,886
Cogna Educacao	3,246,089	7,826,874
Fleury S.A.	8,997,500	57,096,715
Multiplan Empreendimentos Imobiliarios S.A.	3,463,029	25,222,560
Raia Drogasil S.A.	429,000	11,766,613
TOTVS S.A.	633,400	9,836,218
		326,396,657

China–18.94%

Alibaba Group Holding Ltd., ADR(a)	88,720	15,674,162
Angel Yeast Co., Ltd., A Shares	6,108,023	26,171,662
China Mengniu Dairy Co. Ltd.(a)	14,528,000	58,053,165
Henan Shuanghui Investment & Development Co., Ltd., A Shares	8,413,183	35,526,107
Industrial & Commercial Bank of China Ltd., H Shares	22,488,000	16,162,969
Kweichow Moutai Co., Ltd., A Shares	92,556	15,502,919
Meituan Dianping, B Shares(a)	2,332,600	27,869,692
New Oriental Education & Technology Group, Inc., ADR(a)	221,342	27,017,005
Sunny Optical Technology Group Co., Ltd.	4,167,500	66,106,144
Weibo Corp., ADR(a)	309,941	15,245,998
Wuliangye Yibin Co., Ltd., A Shares	3,134,947	58,609,031
Yum China Holdings, Inc.	1,321,368	56,158,140
		418,096,994

Egypt–1.75%

Eastern Co. S.A.E.	16,856,490	16,814,714
Egyptian Financial Group-Hermes Holding Co.	18,652,502	21,807,479
		38,622,193

France–1.58%

Bollore S.A.	8,068,041	34,924,993

Hungary–1.54%

Gedeon Richter Plc	1,830,421	33,954,042

Indonesia–8.83%

PT Bank Central Asia Tbk	30,894,700	69,076,098
PT Bank Mandiri (Persero) Tbk	123,459,800	61,619,071
PT Telekomunikasi Indonesia (Persero) Tbk	221,321,600	64,356,464
		195,051,633

Israel–0.63%

Israel Chemicals Ltd.	3,112,588	13,843,720

	Shares	Value
Macau–2.10%

Galaxy Entertainment Group Ltd.	6,779,000	$46,281,357

Malaysia–1.44%

Public Bank Bhd	6,534,600	31,703,108

Mexico–10.74%

Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	45,166,247
Fomento Economico Mexicano, S.A.B. de C.V., ADR	348,022	30,980,918
GMexico Transportes S.A.B. de C.V.	27,888,930	37,245,165
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	4,871,798	33,777,023
Grupo Aeroportuario del Pacifico, S.A.B. de C.V., Class B	4,969,897	52,105,572
Grupo Financiero BanCrecer S.A. de C.V., Series B(a)(b)	1	0
Kimberly-Clark de Mexico, S.A.B. de C.V., Class A(a)	18,817,001	37,944,089
		237,219,014

Nigeria–1.07%

Zenith Bank PLC	504,865,834	23,692,688

Peru–1.91%

Credicorp Ltd.	197,530	42,279,321

Philippines–1.65%

SM Investments Corp.	726,700	14,715,180
SM Prime Holdings, Inc.	28,374,300	21,781,733
		36,496,913

Russia–10.83%

Gazprom PJSC, ADR	4,284,513	34,348,521
Mobile TeleSystems PJSC, ADR	2,786,494	24,939,121
Sberbank of Russia PJSC	9,159,044	33,541,509
Sberbank of Russia PJSC, Preference Shares	27,163,190	90,024,761
Yandex N.V., Class A(a)	1,683,426	56,209,594
		239,063,506

South Korea–4.32%

NAVER Corp.	137,204	19,313,287
Samsung Electronics Co., Ltd.	1,758,553	76,006,600
		95,319,887

Taiwan–3.44%

Taiwan Semiconductor Manufacturing Co., Ltd.	7,830,000	76,070,642

Thailand–0.70%

Kasikornbank PCL, Foreign Shares	3,348,900	15,470,054

Turkey–2.97%

Haci Omer Sabanci Holding A.S.	21,674,815	31,194,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Developing Markets Fund

	Shares	Value
Turkey–(continued)

Tupras-Turkiye Petrol Rafinerileri A.S.	1,585,482	$34,417,161
		65,611,315

United Arab Emirates–1.43%

Emaar Properties PJSC	27,110,100	31,509,004
Total Common Stocks & Other Equity Interests (Cost $1,524,600,302)		2,001,607,041

Money Market Funds–9.11%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	70,395,619	70,395,619

	Shares	Value
Money Market Funds–(continued)

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	50,276,684	$50,296,795
Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	80,452,136	80,452,136
Total Money Market Funds (Cost $201,137,397)		201,144,550
TOTAL INVESTMENTS IN SECURITIES-99.76% (Cost $1,725,737,699)		2,202,751,591
OTHER ASSETS LESS LIABILITIES-0.24%		5,282,320
NET ASSETS-100.00%		$2,208,033,911

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $1,524,600,302)	$2,001,607,041

Investments in affiliated money market funds, at value (Cost $201,137,397)	201,144,550

Foreign currencies, at value (Cost $5,236,646)	5,101,828

Receivable for:
Dividends	2,020,021

Investments sold	1,561,854

Fund shares sold	1,116,369

Investment for trustee deferred compensation and retirement plans	363,448

Other assets	56,227

Total assets	2,212,971,338

Liabilities:
Payable for:
Fund shares reacquired	2,747,181

Accrued foreign taxes	457,212

Accrued fees to affiliates	859,479

Accrued trustees’ and officers’ fees and benefits	2,753

Accrued other operating expenses	471,340

Trustee deferred compensation and retirement plans	399,462

Total liabilities	4,937,427

Net assets applicable to shares outstanding	$2,208,033,911

Net assets consist of:
Shares of beneficial interest	$1,723,476,569

Distributable earnings	484,557,342

$2,208,033,911

Net Assets:
Class A	$583,345,844

Class C	$22,941,005

Class Y	$968,059,622

Class R5	$250,287,243

Class R6	$383,400,197

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,848,647

Class C	640,226

Class Y	26,270,799

Class R5	6,808,414

Class R6	10,430,867

Class A:
Net asset value per share	$36.81

Maximum offering price per share (Net asset value of $36.81 ÷ 94.50%)	$38.95

Class C:
Net asset value and offering price per share	$35.83

Class Y:
Net asset value and offering price per share	$36.85

Class R5:
Net asset value and offering price per share	$36.76

Class R6:
Net asset value and offering price per share	$36.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Developing Markets Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $7,320,438)	$62,918,440

Dividends from affiliated money market funds	2,456,529

Total investment income	65,374,969

Expenses:
Advisory fees	19,216,323

Administrative services fees	332,980

Custodian fees	835,850

Distribution fees:
Class A	1,436,253

Class C	337,745

Transfer agent fees – A, C and Y	2,633,410

Transfer agent fees – R5	190,459

Transfer agent fees – R6	46,762

Trustees’ and officers’ fees and benefits	46,466

Registration and filing fees	146,414

Reports to shareholders	307,597

Professional services fees	88,971

Other	42,132

Total expenses	25,661,362

Less: Fees waived and/or expense offset arrangement(s)	(131,616)

Net expenses	25,529,746

Net investment income	39,845,223

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,678,320)	15,942,204

Foreign currencies	(1,124,110)

14,818,094

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $4,230,611)	388,821,709

Foreign currencies	143,720

388,965,429

Net realized and unrealized gain	403,783,523

Net increase in net assets resulting from operations	$443,628,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$39,845,223	$44,355,942

Net realized gain	14,818,094	53,404,323

Change in net unrealized appreciation (depreciation)	388,965,429	(580,328,081)

Net increase (decrease) in net assets resulting from operations	443,628,746	(482,567,816)

Distributions to shareholders from distributable earnings:
Class A	(7,969,115)	(5,600,298)

Class B	–	(237)

Class C	(262,493)	(4,392)

Class Y	(16,922,298)	(16,530,978)

Class R5	(5,436,248)	(5,045,947)

Class R6	(7,119,345)	(4,921,857)

Total distributions from distributable earnings	(37,709,499)	(32,103,709)

Share transactions–net:
Class A	(68,304,830)	(217,263,166)

Class B	–	(5,577,356)

Class C	(40,444,768)	(19,884,658)

Class Y	(197,124,112)	(350,973,354)

Class R5	(83,352,208)	(116,212,674)

Class R6	(48,117,996)	18,721,617

Net increase (decrease) in net assets resulting from share transactions	(437,343,914)	(691,189,591)

Net increase (decrease) in net assets	(31,424,667)	(1,205,861,116)

Net assets:
Beginning of year	2,239,458,578	3,445,319,694

End of year	$2,208,033,911	$2,239,458,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Developing Markets Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$30.54	$0.55	$6.18	$6.73	$(0.46)	$–	$(0.46)	$36.81	22.39%	$583,346	1.37	%(d)	1.38	%(d)	1.62	%(d)	7%
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	–	(0.27)	30.54	(16.09)	544,574	1.39		1.40		1.23		20
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	–	(0.25)	36.66	20.55	878,910	1.41		1.43		0.86		16
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	–	(0.24)	30.67	19.88	824,702	1.40		1.41		1.01		3
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Class C
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	–	(0.14)	35.83	21.48	22,941	2.12	(d)	2.13	(d)	0.87	(d)	7
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	–	(0.00)	29.64	(16.71)	55,823	2.14		2.15		0.48		20
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	–	(0.03)	35.59	19.65	88,231	2.16		2.18		0.11		16
Year ended 10/31/16	25.03	0.07	4.68	4.75	–	–	–	29.78	18.98	82,513	2.15		2.16		0.26		3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Class Y
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	–	(0.56)	36.85	22.69	968,060	1.12	(d)	1.13	(d)	1.87	(d)	7
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	–	(0.36)	30.60	(15.89)	986,550	1.14		1.15		1.48		20
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	–	(0.32)	36.74	20.84	1,575,401	1.16		1.18		1.11		16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	–	(0.32)	30.74	20.18	1,055,132	1.15		1.16		1.26		3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Class R5
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	–	(0.61)	36.76	22.79	250,287	1.03	(d)	1.04	(d)	1.96	(d)	7
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	–	(0.40)	30.55	(15.80)	287,511	1.04		1.05		1.58		20
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	–	(0.36)	36.68	20.97	470,436	1.04		1.06		1.23		16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	–	(0.38)	30.69	20.33	331,079	1.03		1.04		1.38		3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Class R6
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	–	(0.63)	36.76	22.88	383,400	0.97	(d)	0.98	(d)	2.02	(d)	7
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	–	(0.42)	30.55	(15.74)	365,000	0.99		1.00		1.63		20
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	–	(0.37)	36.67	21.04	427,243	1.00		1.02		1.27		16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	–	(0.39)	30.68	20.35	160,816	0.98		0.99		1.43		3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $574,501, $33,775, $959,792, $248,103 and $367,414 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Developing Markets Fund

Notes to Financial Statements

October 31, 2019

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on June 8, 2017, the Fund has closed public sales of its shares to new investors.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16	Invesco Developing Markets Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17	Invesco Developing Markets Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $121,653.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

18	Invesco Developing Markets Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $38,633 in front-end sales commissions from the sale of Class A shares and $4,147 and $1,599 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19	Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$326,396,657	$–	$–	$ 326,396,657
China	114,095,305	304,001,689	–	418,096,994
Egypt	38,622,193	–	–	38,622,193
France	–	34,924,993	–	34,924,993
Hungary	–	33,954,042	–	33,954,042
Indonesia	–	195,051,633	–	195,051,633
Israel	–	13,843,720	–	13,843,720
Macau	–	46,281,357	–	46,281,357
Malaysia	–	31,703,108	–	31,703,108
Mexico	237,219,014	–	0	237,219,014
Nigeria	–	23,692,688	–	23,692,688
Peru	42,279,321	–	–	42,279,321
Philippines	–	36,496,913	–	36,496,913
Russia	204,714,985	34,348,521	–	239,063,506
South Korea	–	95,319,887	–	95,319,887
Taiwan	–	76,070,642	–	76,070,642
Thailand	–	15,470,054	–	15,470,054
Turkey	–	65,611,315	–	65,611,315
United Arab Emirates	–	31,509,004	–	31,509,004
Money Market Funds	201,144,550	–	–	201,144,550
Total Investments	$1,164,472,025	$1,038,279,566	$0	$2,202,751,591

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,963.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018
Ordinary income	$37,709,499	$32,103,709

20	Invesco Developing Markets Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$38,599,723

Net unrealized appreciation – investments	475,450,663

Net unrealized appreciation (depreciation) – foreign currencies	(123,271)

Temporary book/tax differences	(340,420)

Capital loss carryforward	(29,029,353)

Shares of beneficial interest	1,723,476,569

Total net assets	$2,208,033,911

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$–	$29,029,353	$29,029,353

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $143,742,834 and $696,257,266, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 600,281,344

Aggregate unrealized (depreciation) of investments	(124,830,681)

Net unrealized appreciation of investments	$ 475,450,663

Cost of investments for tax purposes is $1,727,300,928.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2019, undistributed net investment income was decreased by $1,124,113 and undistributed net realized gain (loss) was increased by $1,124,113. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	1,641,304	$55,770,409	2,110,745	$75,597,388

Class B(b)	-	-	966	35,601

Class C	74,751	2,477,906	74,017	2,594,775

Class Y	5,877,479	196,106,934	13,040,787	464,395,701

Class R5	2,080,870	70,586,854	2,789,818	98,466,621

Class R6	2,685,910	90,896,940	4,463,920	160,267,505

21	Invesco Developing Markets Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	235,461	$7,068,533	140,820	$5,158,251

Class B(b)	-	-	5	189

Class C	7,896	232,233	112	4,025

Class Y	378,032	11,337,175	272,609	9,985,678

Class R5	157,204	4,698,810	114,412	4,179,476

Class R6	202,111	6,037,061	104,419	3,812,321

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	119,310	4,815,368

Class B	-	-	(122,363)	(4,815,368)

Automatic conversion of Class C shares to Class A shares:
Class A	962,532	32,214,769	-	-

Class C	(984,000)	(32,214,769)	-	-

Reacquired:
Class A	(4,823,602)	(163,358,541)	(8,514,057)	(302,834,173)

Class B(b)	-	-	(21,675)	(797,778)

Class C	(341,782)	(10,940,138)	(669,772)	(22,483,458)

Class Y	(12,225,279)	(404,568,221)	(23,957,809)	(825,354,733)

Class R5	(4,841,981)	(158,637,872)	(6,318,851)	(218,858,771)

Class R6	(4,406,663)	(145,051,997)	(4,270,373)	(145,358,209)

Net increase (decrease) in share activity	(13,319,757)	$(437,343,914)	(20,642,960)	$(691,189,591)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22	Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Developing Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Developing Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,059.60	$7.11	$1,018.30	$6.97	1.37%
Class C	1,000.00	1,055.40	10.98	1,014.52	10.76	2.12
Class Y	1,000.00	1,060.70	5.82	1,019.56	5.70	1.12
Class R5	1,000.00	1,061.20	5.30	1,020.06	5.19	1.02
Class R6	1,000.00	1,061.80	4.99	1,020.37	4.89	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board

25	Invesco Developing Markets Fund

noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the valuation component of the Fund’s investment process was the primary headwind to relative performance and that holdings in certain sectors also detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	83.74%
Corporate Dividends Received Deduction*	0.15%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.1220	per share
Foreign Source Income	$1.1646	per share
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2]– 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds	229	None
		Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant	229	Director, Board of Directors of
		Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds		Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation	N/A	N/A
		Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust	N/A	N/A

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

T-6	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers – (continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds	N/A	N/A
		Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Developing Markets Fund

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With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Emerging Markets Select Equity Fund Nasdaq: A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets Select Equity Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Emerging Markets Select Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Emerging Markets Select Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.14%
Class C Shares	24.09
Class R Shares	24.62
Class Y Shares	25.27
Class R5 Shares	25.27
Class R6 Shares	25.31
MSCI EAFE Index▼ (Broad Market Index)	11.04
MSCI Emerging Markets Index▼ (Style-Specific Index)	11.86
Lipper Emerging Market Funds Index¾ (Peer Group Index)	14.29
Source(s): ▼RIMES Technologies Corp.; ¾ Lipper Inc.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth.

Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	22.96%
Consumer Staples	20.45
Communication Services	19.06
Financials	17.50
Information Technology	7.16
Industrials	5.94
Health Care	2.56
Other Sectors, Each Less than 2% of Net Assets	1.05
Money Market Funds Plus Other Assets Less Liabilities	3.32

Top 10 Equity Holdings*
% of total net assets

1. Ping An Insurance (Group) Co. of China Ltd., H Shares	6.19%
2. Alibaba Group Holding Ltd., ADR	6.02
3. Focus Media Information Technology Co., Ltd., A Shares	5.85
4. Gree Electric Appliances, Inc. of Zhuhai, A Shares	5.39
5. Liberty Latin America Ltd., Class C	4.98
6. Tencent Holdings Ltd.	4.51
7. Prosus N.V.	4.36
8. Samsung Electronics Co., Ltd., Preference Shares	4.19
9. Man Wah Holdings Ltd.	3.83
10. Kweichow Moutai Co., Ltd., A Shares	3.55

Total Net Assets	$70.2 million
Total Number of Holdings*	35

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco Emerging Markets Select Equity Fund

for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

During the fiscal year, security selection in the consumer discretionary and consumer staples sectors was beneficial to the Fund’s performance relative to the Fund’s style-specific benchmark.

On a regional basis, the Fund’s holdings in China and Thailand benefited the Fund’s performance versus the style-specific benchmark. The top contributors to the Fund’s relative performance over the fiscal year included Kweichow Moutai and Man Wah Holdings.

Kweichow Moutai is a Chinese company that specializes in the production of Moutai liquor products. The company posted strong third quarter results that were in line with analyst expectations. Moutai’s strong revenue growth was driven by price increases of its flagship liquor products and robust sales in its direct account segments, the company’s highest margin. During the fiscal year, shares of Moutai broke through the 1,000-yuan barrier due to strong reported and expected earnings, as well as supportive growth figures in Chinese consumer-related sectors.

Man Wah Holdings is a leading furniture manufacturer in China. We initiated a position in this holding based on our assessment of its cheap valuation and market share strength. During the fiscal year, the company’s share price appreciated after it announced a share repurchase program.

Conversely, the Fund’s holdings in the information technology sector hurt the Fund’s performance relative to the style-specific benchmark over the fiscal year. Regionally, the Fund’s holdings in Brazil and Nigeria also detracted from relative performance. The top detractors from the Fund’s relative performance included Cielo and Nigerian Breweries.

Cielo is Brazil’s largest debit and credit card payment processor and has a dominant position in processing Visa transactions. The company is one of the leading merchant-acquiring and payment-processing firms in Brazil. Cielo’s stock price fell as its fundamentals structurally deteriorated due to changing regulations that allowed new competition to enter into the marketplace, which reset the economics of the business to much lower levels than we initially anticipated. We subsequently exited our position in Cielo before the close of the fiscal year.

Nigerian Breweries is one the largest breweries serving the Nigerian market and other parts of West Africa. The company produces lager beer, stout and non-alcoholic malt drinks. Shares of Nigerian Breweries fell during the fiscal year once investors became disappointed with its operating results. The company’s fundamentals were negatively impacted by weaker consumer spending due to slower economic recovery, increased competition and higher production posts after excise duties rose.

During the fiscal year, the Fund acquired new holdings, which included Man Wah Holdings, Prosus, United Tractors, Gree Electric Appliances and Haitian International Holdings. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold Cielo, Naspers, Media Nusantara Citra, Midea Group, MercadoLibre, Natura Cosmeticos and Bank Central Asia.

At the close of the fiscal year, relative to the style-specific benchmark, the Fund’s largest overweight positions were in the consumer discretionary and consumer staples sectors. Conversely, the Fund’s largest underweight positions were in the materials and energy sectors.

Please note, the Fund’s country and sector allocations are the result of our bottom-up, fundamental stock selection process, and are not based on the characteristics of the Fund’s style-specific index.

As always, we thank you for your investment in Invesco Emerging Markets Select Equity Fund and for sharing our long-term investment perspective.

Portfolio manager:

Ingrid Baker

Jeff Feng

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Emerging Markets Select Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/31/11

MSCI EAFE Index[1]

Lipper Emerging Market Funds Index[2]

MSCI Emerging Markets Index[1]

Invesco Emerging Markets Select Equity Fund–Class

R5 Shares

Invesco Emerging Markets Select Equity Fund–Class Y Shares

Invesco Emerging Markets Select Equity Fund–Class R Shares

Invesco Emerging Markets Select Equity Fund–Class A Shares

Invesco Emerging Markets Select Equity Fund–Class C Shares

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	–0.70%
5 Years	3.77
1 Year	18.20

Class C Shares
Inception (5/31/11)	–0.78%
5 Years	4.16
1 Year	23.09

Class R Shares
Inception (5/31/11)	–0.31%
5 Years	4.66
1 Year	24.62

Class Y Shares
Inception (5/31/11)	0.20%
5 Years	5.20
1 Year	25.27

Class R5 Shares
Inception (5/31/11)	0.20%
5 Years	5.20
1 Year	25.27

Class R6 Shares
Inception	0.14%
5 Years	5.15
1 Year	25.31

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	–1.22%
5 Years	3.15
1 Year	1.52

Class C Shares
Inception (5/31/11)	–1.29%
5 Years	3.54
1 Year	5.61

Class R Shares
Inception (5/31/11)	–0.82%
5 Years	4.03
1 Year	7.20

Class Y Shares
Inception (5/31/11)	–0.31%
5 Years	4.59
1 Year	7.76

Class R5 Shares
Inception (5/31/11)	–0.31%
5 Years	4.59
1 Year	7.76

Class R6 Shares
Inception	–0.37%
5 Years	4.54
1 Year	7.64

most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.03%, 2.78%, 2.28%, 1.78%, 1.55% and 1.55%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

7	Invesco Emerging Markets Select Equity Fund

Invesco Emerging Markets Select Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The
Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid- capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Emerging Markets Select Equity Fund

∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Emerging Markets Select Equity Fund

Schedule of Investments

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–96.67%

Brazil–0.89%
Itau Unibanco Holding S.A., Preference Shares	68,850	$621,976

Chile–4.98%
Liberty Latin America Ltd., Class C(a)	189,825	3,494,678

China–39.88%
Alibaba Group Holding Ltd., ADR(a)	23,943	4,230,010

China Isotope & Radiation Corp.	697,600	1,797,076

Focus Media Information Technology Co., Ltd., A Shares	4,850,181	4,111,172

Gree Electric Appliances, Inc. of Zhuhai, A Shares	457,399	3,785,066

Haitian International Holdings Ltd.	736,000	1,724,499

Kweichow Moutai Co., Ltd., A Shares	14,890	2,494,041

New Oriental Education & Technology Group, Inc., ADR(a)	9,113	1,112,333

Ping An Insurance (Group) Co. of China Ltd., H Shares	379,000	4,343,496

Tencent Holdings Ltd.	77,600	3,164,342

Vipshop Holdings Ltd., ADR(a)	107,781	1,243,793

		28,005,828

Egypt–3.29%
Eastern Co. S.A.E.	2,312,343	2,306,612

Hong Kong–3.83%
Man Wah Holdings Ltd.	3,981,200	2,692,042

India–1.56%
Housing Development Finance Corp. Ltd.	36,380	1,092,898

Indonesia–1.05%
PT United Tractors Tbk	479,000	736,380

Kenya–1.45%
East African Breweries Ltd.	526,800	1,020,707

Mexico–2.87%
Arca Continental S.A.B. de C.V.	205,400	1,147,524

Fomento Economico Mexicano, S.A.B. de C.V., ADR	9,760	868,835

		2,016,359

Netherlands–4.36%
Prosus N.V.(a)	44,400	3,061,779

Nigeria–1.37%
Nigerian Breweries PLC	6,991,225	964,972

	Shares	Value

Philippines–2.09%
Bank of the Philippine Islands	771,390	$1,470,641

Poland–1.25%
Benefit Systems S.A.(a)	4,807	880,663

Russia–8.89%
Moscow Exchange MICEX-RTS PJSC	1,037,501	1,537,434

Sberbank of Russia PJSC, ADR	102,211	1,503,301

Sberbank of Russia PJSC, ADR	116,785	1,717,032

Yandex N.V., Class A(a)	44,479	1,485,154

		6,242,921

South Korea–9.33%
Amorepacific Corp., Preference Shares	17,591	1,454,320

Muhak Co., Ltd.	132,621	1,028,265

NAVER Corp.	8,021	1,129,062

Samsung Electronics Co., Ltd., Preference Shares	83,888	2,938,515

		6,550,162

Taiwan–5.20%
King Slide Works Co., Ltd.	131,000	1,564,563

Taiwan Semiconductor Manufacturing Co., Ltd.	215,000	2,088,785

		3,653,348

Thailand–2.28%
Thai Beverage PCL	2,387,200	1,601,638

Turkey–2.10%
Ulker Biskuvi Sanayi A.S.	457,835	1,472,387

Total Common Stocks & Other Equity Interests (Cost $65,445,672)		67,885,991

Money Market Funds–3.32%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(b)	814,412	814,412

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(b)	581,508	581,741

Invesco Treasury Portfolio, Institutional Class, 1.66%(b)	930,757	930,757

Total Money Market Funds (Cost $2,326,892)		2,326,910

TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $67,772,564)		70,212,901

OTHER ASSETS LESS LIABILITIES–0.01%		9,427

NET ASSETS–100.00%		$70,222,328

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Select Equity Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $65,445,672)	$67,885,991

Investments in affiliated money market funds, at value (Cost $2,326,892)	2,326,910

Foreign currencies, at value (Cost $126,117)	126,653

Receivable for:
Fund shares sold	211,397

Dividends	40,158

Investment for trustee deferred compensation and retirement plans	25,949

Other assets	24,947

Total assets	70,642,005

Liabilities:
Payable for:
Fund shares reacquired	289,561

Accrued foreign taxes	11,106

Accrued fees to affiliates	57,216

Accrued trustees’ and officers’ fees and benefits	1,378

Accrued other operating expenses	33,653

Trustee deferred compensation and retirement plans	26,763

Total liabilities	419,677
Net assets applicable to shares outstanding	$70,222,328

Net assets consist of:
Shares of beneficial interest	$68,158,706

Distributable earnings	2,063,622

$70,222,328

Net Assets:
Class A	$34,665,358

Class C	$6,549,628

Class R	$2,795,498

Class Y	$23,550,233

Class R5	$2,032,742

Class R6	$628,869

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,811,164

Class C	749,800

Class R	310,807

Class Y	2,579,325

Class R5	222,631

Class R6	68,938

Class A:
Net asset value per share	$9.10

Maximum offering price per share (Net asset value of $9.10 ÷ 94.50%)	$9.63

Class C:
Net asset value and offering price per share	$8.74

Class R:
Net asset value and offering price per share	$8.99

Class Y:
Net asset value and offering price per share	$9.13

Class R5:
Net asset value and offering price per share	$9.13

Class R6:
Net asset value and offering price per share	$9.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Select Equity Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $158,217)	$2,614,129

Dividends from affiliated money market funds	47,830

Total investment income	2,661,959

Expenses:
Advisory fees	601,579

Administrative services fees	16,135

Custodian fees	59,462

Distribution fees:
Class A	81,109

Class C	68,533

Class R	12,613

Transfer agent fees – A, C, R and Y	165,286

Transfer agent fees – R5	302

Transfer agent fees – R6	82

Trustees’ and officers’ fees and benefits	20,435

Registration and filing fees	93,697

Reports to shareholders	24,068

Professional services fees	56,124

Other	11,636

Total expenses	1,211,061

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(356,275)

Net expenses	854,786

Net investment income	1,807,173

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $2,823)	(2,021,667)

Foreign currencies	(23,887)

(2,045,554)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $11,106)	13,687,992

Foreign currencies	1,598

13,689,590

Net realized and unrealized gain	11,644,036

Net increase in net assets resulting from operations	$13,451,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$1,807,173	$410,084

Net realized gain (loss)	(2,045,554)	6,477,127

Change in net unrealized appreciation (depreciation)	13,689,590	(20,187,450)

Net increase (decrease) in net assets resulting from operations	13,451,209	(13,300,239)

Distributions to shareholders from distributable earnings:
Class A	(1,407,507)	(26,509)

Class C	(359,861)	–

Class R	(106,717)	–

Class Y	(925,480)	(20,895)

Class R5	(89,220)	(4,874)

Class R6	(12,749)	(30)

Total distributions from distributable earnings	(2,901,534)	(52,308)

Share transactions–net:
Class A	1,909,997	10,481,220

Class C	(1,863,592)	2,454,337

Class R	309,778	375,244

Class Y	3,431,476	12,898,628

Class R5	88,256	4,821

Class R6	297,215	275,011

Net increase in net assets resulting from share transactions	4,173,130	26,489,261

Net increase in net assets	14,722,805	13,136,714

Net assets:

Beginning of year	55,499,523	42,362,809

End of year	$70,222,328	$55,499,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Select Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$7.67	$0.23	(d)	$1.60	$1.83	$(0.03)	$(0.37)	$(0.40)	$9.10	25.14%	$34,665	1.33	%(e)	1.89	%(e)	2.81	%(d)(e)	45%
Year ended 10/31/18	9.30	0.07		(1.69)	(1.62)	(0.01)	–	(0.01)	7.67	(17.45)	27,580	1.33		2.03		0.73		104
Year ended 10/31/17	7.13	0.03		2.15	2.18	(0.01)	–	(0.01)	9.30	30.57	24,297	1.36		2.45		0.30		57
Year ended 10/31/16	6.53	0.02		0.58	0.60	–	–	–	7.13	9.19	11,855	1.66		2.59		0.33		47
Year ended 10/31/15	7.58	0.02		(1.04)	(1.02)	(0.03)	–	(0.03)	6.53	(13.45)	10,516	1.85		2.58		0.23		97
Class C
Year ended 10/31/19	7.41	0.16	(d)	1.54	1.70	–	(0.37)	(0.37)	8.74	24.09	6,550	2.08	(e)	2.64	(e)	2.06	(d)(e)	45
Year ended 10/31/18	9.04	(0.00)		(1.63)	(1.63)	–	–	–	7.41	(18.03)	7,296	2.08		2.78		(0.02)		104
Year ended 10/31/17	6.97	(0.03)		2.10	2.07	–	–	–	9.04	29.70	6,793	2.11		3.20		(0.45)		57
Year ended 10/31/16	6.43	(0.03)		0.57	0.54	–	–	–	6.97	8.40	3,149	2.41		3.34		(0.42)		47
Year ended 10/31/15	7.49	(0.04)		(1.02)	(1.06)	–	–	–	6.43	(14.15)	2,572	2.60		3.33		(0.52)		97
Class R
Year ended 10/31/19	7.59	0.21	(d)	1.57	1.78	(0.01)	(0.37)	(0.38)	8.99	24.62	2,795	1.58	(e)	2.14	(e)	2.56	(d)(e)	45
Year ended 10/31/18	9.21	0.05		(1.67)	(1.62)	–	–	–	7.59	(17.59)	2,077	1.58		2.28		0.48		104
Year ended 10/31/17	7.07	0.00		2.14	2.14	–	–	–	9.21	30.27	2,190	1.61		2.70		0.05		57
Year ended 10/31/16	6.50	0.01		0.56	0.57	–	–	–	7.07	8.77	1,263	1.91		2.84		0.08		47
Year ended 10/31/15	7.55	(0.00)		(1.03)	(1.03)	(0.02)	–	(0.02)	6.50	(13.71)	1,188	2.10		2.83		(0.02)		97
Class Y
Year ended 10/31/19	7.71	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	23,550	1.08	(e)	1.64	(e)	3.06	(d)(e)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.17)	16,697	1.08		1.78		0.98		104
Year ended 10/31/17	7.15	0.04		2.16	2.20	(0.02)	–	(0.02)	9.33	30.94	7,111	1.11		2.20		0.55		57
Year ended 10/31/16	6.53	0.04		0.58	0.62	–	–	–	7.15	9.49	4,858	1.41		2.34		0.58		47
Year ended 10/31/15	7.59	0.03		(1.04)	(1.01)	(0.05)	–	(0.05)	6.53	(13.28)	3,607	1.60		2.33		0.48		97
Class R5
Year ended 10/31/19	7.71	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	2,033	1.08	(e)	1.39	(e)	3.06	(d)(e)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.16)	1,623	1.08		1.55		0.98		104
Year ended 10/31/17	7.15	0.04		2.16	2.20	(0.02)	–	(0.02)	9.33	30.94	1,960	1.10		1.91		0.56		57
Year ended 10/31/16	6.53	0.04		0.58	0.62	–	–	–	7.15	9.49	1,497	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03		(1.05)	(1.02)	(0.05)	–	(0.05)	6.53	(13.40)	885	1.60		1.98		0.48		97
Class R6
Year ended 10/31/19	7.70	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.12	25.31	629	1.08	(e)	1.39	(e)	3.06	(d)(e)	45
Year ended 10/31/18	9.32	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.70	(17.18)	227	1.08		1.55		0.98		104
Year ended 10/31/17	7.15	0.04		2.15	2.19	(0.02)	–	(0.02)	9.32	30.80	12	1.10		1.91		0.56		57
Year ended 10/31/16	6.54	0.04		0.57	0.61	–	–	–	7.15	9.33	6,604	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03		(1.04)	(1.01)	(0.05)	–	(0.05)	6.54	(13.26)	7,171	1.60		1.98		0.48		97
(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.07 and 0.95%, $0.00 and 0.20%, $0.05 and 0.70%, $0.10 and 1.20%, $0.10 and 1.20% and $0.10 and 1.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $32,443, $6,853, $2,523, $20,171, $1,850 and $500 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16	Invesco Emerging Markets Select Equity Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the . Additionally, in the normal course of business, the Fund enters into contracts, including the servicing agreements, that contain a variety of indemnification clauses. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17	Invesco Emerging Markets Select Equity Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $190,606 and reimbursed class level expenses of $85,588, $18,079, $6,655, $53,212, $302 and $82 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

18	Invesco Emerging Markets Select Equity Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $10,291 in front-end sales commissions from the sale of Class A shares and $333 and $2,025 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19	Invesco Emerging Markets Select Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$621,976	$–	$–	$621,976

Chile	3,494,678	–	–	3,494,678

China	6,586,136	21,419,692	–	28,005,828

Egypt	2,306,612	–	–	2,306,612

Hong Kong	–	2,692,042	–	2,692,042

India	–	1,092,898	–	1,092,898

Indonesia	–	736,380	–	736,380

Kenya	–	1,020,707	–	1,020,707

Mexico	2,016,359	–	–	2,016,359

Netherlands	3,061,779	–	–	3,061,779

Nigeria	964,972	–	–	964,972

Philippines	–	1,470,641	–	1,470,641

Poland	–	880,663	–	880,663

Russia	4,739,620	1,503,301	–	6,242,921

South Korea	–	6,550,162	–	6,550,162

Taiwan	–	3,653,348	–	3,653,348

Thailand	–	1,601,638	–	1,601,638

Turkey	–	1,472,387	–	1,472,387

Money Market Funds	2,326,910	–	–	2,326,910

Total Investments	$26,119,042	$44,093,859	$–	$70,212,901

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,751.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$276,485	$52,308

Long-term capital gain	2,625,049	–

Total distributions	$2,901,534	$52,308

20	Invesco Emerging Markets Select Equity Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,697,490

Net unrealized appreciation – investments	2,166,689

Net unrealized appreciation - foreign currencies	787

Temporary book/tax differences	(20,784)

Capital loss carryforward	(1,780,560)

Shares of beneficial interest	68,158,706

Total net assets	$70,222,328

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$717,259	$1,063,301	$1,780,560

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $28,775,890 and $27,918,853, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,207,638

Aggregate unrealized (depreciation) of investments	(4,040,949)

Net unrealized appreciation of investments	$2,166,689

Cost of investments for tax purposes is $68,046,212.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and foreign currency transactions, on October 31, 2019, undistributed net investment income was decreased by $46,649 and undistributed net realized gain (loss) was increased by $46,649. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	1,185,578	$10,030,565	2,894,364	$28,256,246

Class C	161,578	1,291,872	648,178	6,195,402

Class R	125,003	1,040,959	153,410	1,471,972

Class Y	1,163,908	9,695,686	2,160,435	19,944,351

Class R6	44,030	337,952	32,019	310,085

21	Invesco Emerging Markets Select Equity Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	185,401	$1,353,429	2,661	$25,488

Class C	48,563	342,856	–	–

Class R	14,688	106,339	–	–

Class Y	119,607	875,525	2,036	19,542

Class R5	12,057	88,256	501	4,821

Class R6	1,670	12,209	–	–

Automatic conversion of Class C shares to Class A shares:
Class A	111,844	903,429	–	–

Class C	(115,760)	(903,429)	–	–

Reacquired:
Class A	(1,265,656)	(10,377,426)	(1,916,105)	(17,800,514)

Class C	(329,464)	(2,594,891)	(415,101)	(3,741,065)

Class R	(102,603)	(837,520)	(117,506)	(1,096,728)

Class Y	(870,261)	(7,139,735)	(758,662)	(7,065,265)

Class R6	(6,216)	(52,946)	(3,855)	(35,074)

Net increase in share activity	483,967	$4,173,130	2,682,375	$26,489,261

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco Emerging Markets Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Select Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Select Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,024.80	$6.79	$1,018.50	$6.77	1.33%
Class C	1,000.00	1,021.00	10.60	1,014.72	10.56	2.08
Class R	1,000.00	1,022.80	8.06	1,017.24	8.03	1.58
Class Y	1,000.00	1,025.80	5.51	1,019.76	5.50	1.08
Class R5	1,000.00	1,025.80	5.51	1,019.76	5.50	1.08
Class R6	1,000.00	1,025.90	5.51	1,019.76	5.50	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco Emerging Markets Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Select Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that the Fund’s performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the

25	Invesco Emerging Markets Select Equity Fund

Index for the one, three and five year periods. The Board noted that the Fund’s overweight exposure to and security selection in certain sectors and regions detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Emerging Markets Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,625,049
Qualified Dividend Income*	85.39%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Emerging Markets Select Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris –1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Emerging Markets Select Equity Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ∎ C: ATDCX ∎ R: ATDRX ∎ Y: ATDYX ∎ R5: ATDIX ∎ R6: ATDFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund. 2 Letters to Shareholders 4 Management’s Discussion 4 Performance Summary 6 Long-Term Fund Performance 8 Supplemental Information 10 Schedule of Investments 12 Financial Statements 15 Financial Highlights 16 Notes to Financial Statements 22 Report of Independent Registered Public Accounting Firm 23 Fund Expenses 24 Approval of Investment Advisory and Sub-Advisory Contracts 26 Tax Information T-1 Trustees and Officers

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

    At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

    The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Endeavor Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Endeavor Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.22%
Class C Shares	4.45
Class R Shares	4.98
Class Y Shares	5.48
Class R5 Shares	5.63
Class R6 Shares	5.65
S&P 500 Index▼ (Broad Market Index)	14.33
Russell Midcap Index▼ (Style-Specific Index)	13.72
Lipper Mid-Cap Core Funds Index⬛ (Peer Group Index)	10.75
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. The US Federal Reserve (the Fed) raised interest rates once during the fiscal year in December 2018.2

    Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.2 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    In October 2019, optimism that phase one of a US-China trade deal would be completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.2 Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Our investment approach focuses on individual businesses rather than market

Portfolio Composition
By sector % of total net assets

Industrials	36.06%
Information Technology	15.83
Financials	12.92
Consumer Discretionary	9.68
Health Care	7.77
Real Estate	6.97
Materials	3.54
Energy	2.23
Money Market Funds Plus Other Assets Less Liabilities	5.00

Top 10 Equity Holdings*
% of total net assets

1. Brookfield Property Partners L.P.	6.97%
2. UnitedHealth Group, Inc.	5.13
3. DCC PLC	4.30
4. Encore Capital Group, Inc.	4.18
5. Affiliated Managers Group, Inc.	4.02
6. Cognizant Technology Solutions Corp., Class A	3.94
7. CDK Global, Inc.	3.79
8. Titan Machinery, Inc.	3.77
9. REV Group, Inc.	3.69
10. Ryanair Holdings PLC, ADR	3.65

Total Net Assets	$154.5 million
Total Number of Holdings*	30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4                      Invesco Endeavor Fund

sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, select holdings in the consumer discretionary and industrials sectors were among the largest absolute contributors to the Fund’s performance. Conversely, select holdings in the energy and information technology (IT) sectors were among the largest absolute detractors from the Fund’s performance.

    Relative to the Fund’s style-specific benchmark, security selection in the consumer discretionary sector contributed most to the Fund’s performance during the fiscal year, while security selection in the IT sector hurt the Fund’s performance.

    During the fiscal year, AutoZone was the top contributor to the Fund’s performance on an absolute basis. AutoZone is a leading retailer and distributor of auto replacement parts and accessories in the US. The company has strong economies of scale and the ability to quickly distribute parts at low cost to locations that blanket the national market. Shares in AutoZone benefited from strong sales growth and results from the company’s commercial business segment, which grew at faster-than-industry rates.

    Another top contributor to performance over the fiscal year was CarMax. CarMax is a used car dealer, with more than 195 stores throughout the US. Car-Max has transformed the used car buying process with no haggle pricing, non-commission salespeople and a broad product selection. The company has developed important scale-based competitive advantages, including a superior vehicle pricing database, the ability to run national advertising campaigns and the ability to move cars between nearby stores to meet customer demand. Shares in CarMax rose in response to a bounce-back in recent sales and earnings growth after two years of slowing gains.

    During the fiscal year, Alliance Data Systems was the largest detractor from the Fund’s performance on an absolute basis. Alliance Data Systems manages third-party loyalty programs and branded credit cards. Shares in Alliance Data Systems fell over the fiscal year after it reported operating results that did not meet expectations. Some Wall Street analysts downgraded the stock expectations based on concerns the company is facing headwinds that could impact earnings growth in 2020.

    Affiliated Managers Group detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year. Affiliated Managers Group is a top-tier asset management firm with a unique business model that involves buying stakes in boutique asset management firms. The share price weakened during the year due to general pessimism toward asset managers and active fund management – a view that fundamentals are deteriorating, and fear that the equity market may be near the top of its current cycle.

    During the fiscal year, two new holdings that met our investment criteria were added to the portfolio, Northrop Grumman and Wabtec. We exited our position in Vienna Insurance Group and Oaktree Capital Group was taken out in an acquisition. Generally, holdings are sold if we believe full valuation is reached; if new, relatively more attractive investment opportunities exist; or if new information arises that changes our outlook regarding the future of a business.

    In a market often driven by short-term factors, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.

1 Source: Bloomberg

2 Source: US Federal Reserve

Portfolio managers:

Mark Uptigrove - Lead

Clayton Zacharias

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.24%
10 Years	9.30
5 Years	3.08
1 Year	-0.56

Class C Shares
Inception (11/4/03)	8.12%
10 Years	9.10
5 Years	3.48
1 Year	3.48

Class R Shares
Inception (4/30/04)	8.05%
10 Years	9.65
5 Years	3.99
1 Year	4.98

Class Y Shares
Inception (10/3/08)	10.36%
10 Years	10.19
5 Years	4.51
1 Year	5.48

Class R5 Shares
Inception (4/30/04)	8.80%
10 Years	10.38
5 Years	4.65
1 Year	5.63

Class R6 Shares
10 Years	10.27%
5 Years	4.73
1 Year	5.65

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.16%
10 Years	8.86
5 Years	2.99
1 Year	-11.19

Class C Shares
Inception (11/4/03)	8.05%
10 Years	8.65
5 Years	3.37
1 Year	-7.62

Class R Shares
Inception (4/30/04)	7.97%
10 Years	9.20
5 Years	3.89
1 Year	-6.25

Class Y Shares
Inception (10/3/08)	10.26%
10 Years	9.75
5 Years	4.42
1 Year	-5.77

Class R5 Shares
Inception (4/30/04)	8.72%
10 Years	9.93
5 Years	4.54
1 Year	-5.64

Class R6 Shares
10 Years	9.82%
5 Years	4.63
1 Year	-5.65

Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 1.59%, 1.09%, 0.99% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.36%, 2.11%, 1.61%, 1.11%, 1.01% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7                      Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. The Fund holds a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. The share price of certain underlying money market funds may fluctuate and the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain an underlying money market fund’s $1.00 share price at any time. The credit quality of an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco Endeavor Fund

significant market volatility. An underlying money market fund’s Board may elect to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors.

∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell
Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                      Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–95.00%
Aerospace & Defense–2.88%
Northrop Grumman Corp.	12,635	$4,453,585

Agricultural & Farm Machinery–3.03%
Deere & Co.	26,899	4,684,192

Airlines–6.18%
Ryanair Holdings PLC, ADR (Ireland)(b)	75,502	5,635,470

Spirit Airlines, Inc.(b)	104,338	3,918,935

		9,554,405

Apparel Retail–3.56%
Ross Stores, Inc.	50,088	5,493,151

Application Software–7.16%
CDK Global, Inc.	115,759	5,850,460

Open Text Corp. (Canada)	129,489	5,213,227

		11,063,687

Asset Management & Custody Banks–4.02%
Affiliated Managers Group, Inc.	77,656	6,203,161

Automotive Retail–6.12%
AutoZone, Inc.(b)	3,968	4,540,900

CarMax, Inc.(b)	52,716	4,911,550

		9,452,450

Construction & Engineering–2.59%
Orion Group Holdings, Inc.(b)	815,640	3,996,636

Construction Machinery & Heavy Trucks–6.24%
REV Group, Inc.	457,639	5,693,029

Wabtec Corp.	56,887	3,946,251

		9,639,280

Consumer Finance–4.18%
Encore Capital Group, Inc.(b)	194,606	6,458,973

Data Processing & Outsourced Services–1.54%
Alliance Data Systems Corp.	23,851	2,385,100

Diversified Banks–2.13%
Bank of America Corp.	105,145	3,287,884

Environmental & Facilities Services–3.61%
Stericycle, Inc.(b)	96,747	5,572,627

Health Care Distributors–1.37%
McKesson Corp.	15,947	2,120,951

Health Care Equipment–1.27%
Zimmer Biomet Holdings, Inc.	14,226	1,966,460

	Shares	Value

Industrial Conglomerates–4.30%
DCC PLC (United Kingdom)	70,835	$6,641,007

IT Consulting & Other Services–3.94%
Cognizant Technology Solutions Corp., Class A	99,935	6,090,039

Life & Health Insurance–2.60%
Unum Group	145,657	4,011,394

Managed Health Care–5.13%
UnitedHealth Group, Inc.	31,330	7,917,091

Oil & Gas Exploration & Production–2.23%
Devon Energy Corp.	170,047	3,448,553

Real Estate Operating Companies–6.97%
Brookfield Property Partners L.P.	571,407	10,771,022

Research & Consulting Services–1.69%
Nielsen Holdings PLC	129,233	2,605,337

Specialty Chemicals–3.54%
Axalta Coating Systems Ltd.(b)	185,338	5,465,618

Systems Software–3.18%
Check Point Software Technologies Ltd. (Israel)(b)	43,761	4,919,174

Trading Companies & Distributors–5.54%
Grafton Group PLC (United Kingdom)(c)	270,007	2,732,376

Titan Machinery, Inc.(b)	350,682	5,821,321

		8,553,697

Total Common Stocks & Other Equity Interests (Cost $118,661,077)		146,755,474

Money Market Funds–4.67%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	2,526,896	2,526,896

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	1,804,281	1,805,002

Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	2,887,881	2,887,881

Total Money Market Funds (Cost $7,219,676)		7,219,779

TOTAL INVESTMENTS IN SECURITIES–99.67% (Cost $125,880,753)		153,975,253

OTHER ASSETS LESS LIABILITIES–0.33%		502,977

NET ASSETS–100.00%		$154,478,230

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $118,661,077)	$146,755,474

Investments in affiliated money market funds, at value (Cost $7,219,676)	7,219,779

Foreign currencies, at value (Cost $188)	185

Receivable for:

Investments sold	545,111

Dividends	135,858

Fund shares sold	57,090

Investment for trustee deferred compensation and retirement plans	73,455

Other assets	36,101

Total assets	154,823,053

Liabilities:
Payable for:
Fund shares reacquired	45,092

Accrued fees to affiliates	144,299

Accrued trustees’ and officers’ fees and benefits	1,396

Accrued other operating expenses	72,880

Trustee deferred compensation and retirement plans	81,156

Total liabilities	344,823

Net assets applicable to shares outstanding	$154,478,230

Net assets consist of:
Shares of beneficial interest	$118,956,454

Distributable earnings	35,521,776

$154,478,230

Net Assets:
Class A	$109,031,979

Class C	$12,558,957

Class R	$7,386,126

Class Y	$19,951,763

Class R5	$4,391,184

Class R6	$1,158,221

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,985,552

Class C	817,058

Class R	425,661

Class Y	1,055,381

Class R5	224,521

Class R6	58,809

Class A:
Net asset value per share	$18.22

Maximum offering price per share (Net asset value of $18.22 ÷ 94.50%)	$19.28

Class C:
Net asset value and offering price per share	$15.37

Class R:
Net asset value and offering price per share	$17.35

Class Y:
Net asset value and offering price per share	$18.90

Class R5:
Net asset value and offering price per share	$19.56

Class R6:
Net asset value and offering price per share	$19.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $18,101)	$2,684,128

Dividends from affiliated money market funds	213,789

Total investment income	2,897,917

Expenses:
Advisory fees	1,279,421

Administrative services fees	28,376

Custodian fees	6,985

Distribution fees:
Class A	291,335

Class C	158,285

Class R	45,941

Transfer agent fees – A, C, R and Y	394,143

Transfer agent fees – R5	4,780

Transfer agent fees – R6	1,079

Trustees’ and officers’ fees and benefits	21,809

Registration and filing fees	82,827

Reports to shareholders	37,924

Professional services fees	59,887

Other	13,983

Total expenses	2,426,775

Less: Fees waived and/or expense offset arrangement(s)	(14,866)

Net expenses	2,411,909

Net investment income	486,008

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	8,569,467

Foreign currencies	(5,254)

8,564,213

Change in net unrealized appreciation (depreciation) of:
Investment securities	(988,904)

Foreign currencies	(138)

(989,042)

Net realized and unrealized gain	7,575,171

Net increase in net assets resulting from operations	$8,061,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$486,008	$246,729

Net realized gain	8,564,213	10,210,474

Change in net unrealized appreciation (depreciation)	(989,042)	(17,533,830)

Net increase (decrease) in net assets resulting from operations	8,061,179	(7,076,627)

Distributions to shareholders from distributable earnings:
Class A	(6,472,601)	(3,714,684)

Class B	–	(17,894)

Class C	(1,491,158)	(970,910)

Class R	(580,920)	(405,139)

Class Y	(1,588,510)	(998,009)

Class R5	(288,438)	(569,252)

Class R6	(80,613)	(53,908)

Total distributions from distributable earnings	(10,502,240)	(6,729,796)

Share transactions-net:
Class A	(6,199,374)	(7,883,151)

Class B	–	(662,373)

Class C	(9,955,215)	(5,977,107)

Class R	(2,504,765)	(3,578,420)

Class Y	(10,243,361)	(4,207,378)

Class R5	(2,325,974)	(15,459,641)

Class R6	(383,803)	(420,656)

Net increase (decrease) in net assets resulting from share transactions	(31,612,492)	(38,188,726)

Net increase (decrease) in net assets	(34,053,553)	(51,995,149)

Net assets:
Beginning of year	188,531,783	240,526,932

End of year	$154,478,230	$188,531,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Endeavor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$18.42	$ 0.06	$ 0.78	$0.84	$(1.04)	$18.22	5.28%	$109,032	1.37	%(d)	1.38	%(d)	0.32	%(d)	19%
Year ended 10/31/18	19.81	0.03	(0.88)	(0.85)	(0.54)	18.42	(4.48)	116,080	1.32		1.34		0.14		34
Year ended 10/31/17	17.19	(0.03)	4.57	4.54	(1.92)	19.81	27.44	132,670	1.34		1.36		(0.13)		19
Year ended 10/31/16	19.30	(0.02)	0.21	0.19	(2.30)	17.19	2.08	115,588	1.34		1.36		(0.12)		28
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Class C
Year ended 10/31/19	15.83	(0.07)	0.65	0.58	(1.04)	15.37	4.45	12,559	2.12	(d)	2.13	(d)	(0.43	)(d)	19
Year ended 10/31/18	17.22	(0.11)	(0.74)	(0.85)	(0.54)	15.83	(5.18)	23,490	2.07		2.09		(0.61)		34
Year ended 10/31/17	15.26	(0.15)	4.03	3.88	(1.92)	17.22	26.52	31,548	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	(2.30)	15.26	1.27	30,857	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Class R
Year ended 10/31/19	17.64	0.01	0.74	0.75	(1.04)	17.35	4.98	7,386	1.62	(d)	1.63	(d)	0.07	(d)	19
Year ended 10/31/18	19.04	(0.02)	(0.84)	(0.86)	(0.54)	17.64	(4.72)	10,070	1.57		1.59		(0.11)		34
Year ended 10/31/17	16.62	(0.07)	4.41	4.34	(1.92)	19.04	27.16	14,449	1.59		1.61		(0.38)		19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	(2.30)	16.62	1.83	17,469	1.59		1.61		(0.37)		28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Class Y
Year ended 10/31/19	19.03	0.10	0.81	0.91	(1.04)	18.90	5.48	19,952	1.12	(d)	1.13	(d)	0.57	(d)	19
Year ended 10/31/18	20.40	0.08	(0.91)	(0.83)	(0.54)	19.03	(4.25)	30,604	1.07		1.09		0.39		34
Year ended 10/31/17	17.61	0.02	4.69	4.71	(1.92)	20.40	27.77	37,034	1.09		1.11		0.12		19
Year ended 10/31/16	19.66	0.02	0.23	0.25	(2.30)	17.61	2.37	19,938	1.09		1.11		0.13		28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Class R5
Year ended 10/31/19	19.63	0.13	0.84	0.97	(1.04)	19.56	5.63	4,391	0.98	(d)	0.99	(d)	0.71	(d)	19
Year ended 10/31/18	21.00	0.10	(0.93)	(0.83)	(0.54)	19.63	(4.13)	6,762	0.97		0.99		0.49		34
Year ended 10/31/17	18.06	0.05	4.81	4.86	(1.92)	21.00	27.92	22,158	0.96		0.98		0.25		19
Year ended 10/31/16	20.08	0.05	0.23	0.28	(2.30)	18.06	2.49	21,192	0.94		0.96		0.28		28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Class R6
Year ended 10/31/19	19.75	0.14	0.84	0.98	(1.04)	19.69	5.65	1,158	0.96	(d)	0.97	(d)	0.73	(d)	19
Year ended 10/31/18	21.11	0.12	(0.94)	(0.82)	(0.54)	19.75	(4.06)	1,526	0.89		0.91		0.57		34
Year ended 10/31/17	18.13	0.07	4.83	4.90	(1.92)	21.11	28.04	2,038	0.88		0.90		0.33		19
Year ended 10/31/16	20.13	0.06	0.24	0.30	(2.30)	18.13	2.59	50,645	0.85		0.87		0.37		28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $116,534, $15,829, $9,188, $24,049, $4,783 and $1,352 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Endeavor Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16                      Invesco Endeavor Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the . Additionally, in the normal course of business, the Fund enters into contracts, including the servicing agreements, that contain a variety of indemnification clauses. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17                      Invesco Endeavor Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.745%

Next $250 million	0.730%

Next $500 million	0.715%

Next $1.5 billion	0.700%

Next $2.5 billion	0.685%

Next $2.5 billion	0.670%

Next $2.5 billion	0.655%

Over $10 billion	0.640%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.745%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser reimbursed Fund expenses of $11,541.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

18                      Invesco Endeavor Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $15,241 in front-end sales commissions from the sale of Class A shares and $2,541 and $570 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$137,382,091	$9,373,383	$–	$146,755,474

Money Market Funds	7,219,779	–	–	7,219,779

Total Investments	$144,601,870	$9,373,383	$–	$153,975,253

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,325.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19                      Invesco Endeavor Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$ 2,400,771	$1,152,794

Long-term capital gain	8,101,469	5,577,002

Total distributions	$10,502,240	$6,729,796

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$350,409

Undistributed long-term capital gain	8,688,233

Net unrealized appreciation – investments	26,550,986

Net unrealized appreciation (depreciation) – foreign currencies	(724)

Temporary book/tax differences	(67,128)

Shares of beneficial interest	118,956,454

Total net assets	$154,478,230

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $30,066,080 and $65,062,569, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$35,858,053

Aggregate unrealized (depreciation) of investments	(9,307,067)

Net unrealized appreciation of investments	$26,550,986

Cost of investments for tax purposes is $127,424,267.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and distributions, on October 31, 2019, undistributed net investment income was decreased by $199,023 and undistributed net realized gain was increased by $199,023. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

20                      Invesco Endeavor Fund

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Sold:
Class A	1,450,617	$26,120,061	981,490	$19,603,323

Class B(b)	-	-	225	4,018

Class C	58,134	858,067	105,922	1,841,025

Class R	119,485	2,019,701	118,043	2,267,283

Class Y	129,234	2,367,574	457,325	9,458,463

Class R5	23,014	431,474	140,568	2,995,624

Class R6	10,732	203,699	64,077	1,378,578

Issued as reinvestment of dividends:
Class A	381,674	6,175,483	180,366	3,600,097

Class B(b)	-	-	1,018	17,563

Class C	102,251	1,404,937	53,635	926,282

Class R	37,229	575,183	21,115	404,560

Class Y	86,020	1,441,688	42,480	874,239

Class R5	16,460	284,922	26,729	566,931

Class R6	4,582	79,869	2,510	53,507

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	29,185	617,254

Class B	-	-	(33,929)	(617,254)

Automatic conversion of Class C shares to Class A shares:
Class A	369,285	6,418,604	-	-

Class C	(435,252)	(6,418,604)	-	-

Reacquired:
Class A	(2,516,612)	(44,913,522)	(1,587,752)	(31,703,825)

Class B(b)	-	-	(3,851)	(66,700)

Class C	(391,646)	(5,799,615)	(507,719)	(8,744,414)

Class R	(301,776)	(5,099,649)	(327,321)	(6,250,263)

Class Y	(767,767)	(14,052,623)	(707,471)	(14,540,080)

Class R5	(159,476)	(3,042,370)	(877,735)	(19,022,196)

Class R6	(33,743)	(667,371)	(85,901)	(1,852,741)

Net increase (decrease) in share activity	(1,817,555)	$(31,612,492)	(1,906,991)	$(38,188,726)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21                      Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Endeavor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Endeavor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$976.90	$6.83	$1,018.30	$6.97	1.37%
Class C	1,000.00	973.40	10.54	1,014.52	10.76	2.12
Class R	1,000.00	975.80	8.07	1,017.04	8.24	1.62
Class Y	1,000.00	978.30	5.58	1,019.56	5.70	1.12
Class R5	1,000.00	979.50	4.89	1,020.27	4.99	0.98
Class R6	1,000.00	979.10	4.74	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                      Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Endeavor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably

24                      Invesco Endeavor Fund

comparable to the performance of the Index for the three year period. The Board noted that the Fund’s underweight exposure to and security selection in certain sectors negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,101,469
Qualified Dividend Income*	66.24%
Corporate Dividends Received Deduction*	57.85%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                      Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name,Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

			N/A	N/A
		Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust	N/A	N/A

		Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

T-6                      Invesco Endeavor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                      Invesco Endeavor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	END-AR-1

Annual Report to Shareholders October 31, 2019
Invesco Global Infrastructure Fund

Nasdaq:
A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Global Infrastructure Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), outperformed the Dow Jones Brookfield Global Infrastructure Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV).

Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.55%
Class C Shares	19.60
Class R Shares	20.15
Class Y Shares	20.82
Class R5 Shares	20.82
Class R6 Shares	20.82
MSCI World Index▼ (Broad Market Index)	12.69
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	19.84
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	19.72
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be a volatile time for global equities. Following weak performance at the end of 2018, broad equity markets rallied in 2019 and recaptured these losses. Global economic data generally deteriorated, inflationary pressures were muted and uncertainty around geopolitical outcomes remained a persistent theme due to the imposition of numerous tariffs. In the US, the impact of US-China trade war uncertainty and the deceleration following 2018’s tax cuts contributed to a series of weaker manufacturing reports and falling GDP trends. However, economic stability was maintained by the low unemployment rate and a modest rebound in the US housing market. Europe’s economic environment weakened, leading the European Central Bank to reduce growth and inflation forecasts for the eurozone and to announce a new bank lending program. Most macroeconomic data in Asia was subdued, with limited expectations of significant near-term improvement, although there was some uptick in Chinese manufacturing data during the fiscal year. The geopolitical environment remained volatile, with the increased possibility of a US presidential impeachment, a delay in the Brexit agreement until January 2020 and continued rioting from Hong Kong citizens.

Key central banks typically responded to weaker economic data with more dovish policy and rhetoric, which was largely favorable for equities. Over the fiscal year, the US Federal Reserve guided to a pause in interest rate rises, which ended its path toward monetary policy normalization. This resulted in the US Treasury yield curve inverting for the first time since 2007.1 Government bond yields across numerous key economies fell, with large proportions of the global yield curve showing negative interest rates.

Global infrastructure stocks produced strong returns over the fiscal year, outperforming broad market equities. The Fund outperformed the Dow Jones Brookfield Global Infrastructure Index, its style-specific benchmark.

During the fiscal year, sector allocation was a primary driver of the Fund’s outperformance relative to the style-specific benchmark. Security selection also contributed to the Fund’s relative performance. The Fund maintained a large underweight allocation to the highly-regulated electric utilities infrastructure sector, which contributed significantly to relative returns. Overweight allocation to the rapidly-growing cellphone towers sector and out-of-benchmark exposure to the renewable energy sector also contributed to the Fund’s relative performance. In addition, security selection in the gas distribution, cellphone towers and midstream services sectors benefited relative returns during the fiscal year, although this was partially offset by negative security selection in the electric utilities infrastructure sector.

Top individual contributors for the fiscal year included cell tower real estate investment trust (REIT) companies American Tower and Crown Castle International. Both companies performed strongly over the fiscal year, reporting double-digit growth in revenue and funds from operations, in addition to more recent results that exceeded consensus expectations. American Tower and Crown Castle benefited from fundamental tailwinds from strong data demand, with future demand potential from 5G expansion.

During the fiscal year, top individual detractors from the Fund’s performance were PG&E and Williams Companies. PG&E was impacted by potential liabilities from the California wildfires spreading throughout its service areas. PG&E’s chief executive officer stepped down in January 2019 and the company later filed for

Portfolio Composition
By infrastructure sector	% of total net assets

Midstream Services	24.72%
Gas Distribution	21.53
Towers	18.75
Electric Utilities	8.82
Diversified	6.19
Water	5.92
Satellites	3.79
Tolls	3.48
Infrastructure Sectors each less than 2.0% of net assets	5.42
Money Market Funds Plus Other Assets Less Liabilities	1.38

Top 10 Equity Holdings*
% of total net assets

1. American Tower Corp.	9.10%
2. Enbridge, Inc.	8.13
3. Crown Castle International Corp.	6.10
4. National Grid PLC	5.37
5. Consolidated Edison, Inc.	3.93
6. Vinci S.A.	3.92
7. SES S.A., FDR	3.80
8. TC Energy Corp.	3.46
9. Aqua America, Inc.	2.99
10. Sempra Energy	2.71

Total Net Assets	$21.7 million

Total Number of Holdings*	54

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco Global Infrastructure Fund

bankruptcy. We exited our position in PG&E before the close of the fiscal year based on its uncertain outlook tied to discussions with California legislators.

Williams Companies faced concerns around volume growth in the US northeast, even though natural gas prices declined to multi-year lows that were broadly supportive for the industry’s volumes. From a long-term perspective, we believe the company has a relatively stable cash flow profile, solid project backlog and continued working to reduce its leverage.

At the close of the fiscal year, relative to the style-specific benchmark, the Fund held underweight positions in the more regulated infrastructure sectors, mainly the electric utilities sector. The Fund held overweight positions in the satellite and towers sectors, where, in our view, growth characteristics remain relatively attractive, and in the gas distribution and midstream services sectors, where we believe valuations have become more attractive.

We remain focused on investing in companies with sound balance sheets and strategic infrastructure assets that provide a relatively more stable underlying earnings stream, offering above-average earnings growth characteristics.

We thank you for your investment in Invesco Global Infrastructure Fund.

1 Source: US Department of the Treasury

Portfolio managers:

Mark Blackburn

James Cowen

Paul Curbo

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner - Lead

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/2/14

MSCI World Index[1]

Dow Jones Brookfield Global Infrastructure Index[1]

Invesco Global Infrastructure Fund–Class R5 Shares

Invesco Global Infrastructure Fund–Class R6 Shares

Invesco Global Infrastructure Fund–Class Y Shares

Lipper Global Infrastructure Funds Classification Average[2]

Invesco Global Infrastructure Fund–Class R Shares

Invesco Global Infrastructure Fund–Class C Shares

Invesco Global Infrastructure Class A

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	4.43%
5 Years	3.44
1 Year	13.95

Class C Shares
Inception (5/2/14)	4.70%
5 Years	3.82
1 Year	18.60

Class R Shares
Inception (5/2/14)	5.24%
5 Years	4.34
1 Year	20.15

Class Y Shares
Inception (5/2/14)	5.77%
5 Years	4.88
1 Year	20.82

Class R5 Shares
Inception (5/2/14)	5.77%
5 Years	4.88
1 Year	20.82

Class R6 Shares
Inception (5/2/14)	5.77%
5 Years	4.88
1 Year	20.82

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end ,including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	4.45%
5 Years	3.78
1 Year	10.12

Class C Shares
Inception (5/2/14)	4.73%
5 Years	4.15
1 Year	14.48

Class R Shares
Inception (5/2/14)	5.27%
5 Years	4.68
1 Year	16.13

Class Y Shares
Inception (5/2/14)	5.80%
5 Years	5.23
1 Year	16.80

Class R5 Shares
Inception (5/2/14)	5.80%
5 Years	5.22
1 Year	16.69

Class R6 Shares
Inception (5/2/14)	5.80%
5 Years	5.23
1 Year	16.80

contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.35%, 3.10%,

2.60%, 2.10%, 1.97% and 1.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any

7	Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.
Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Infrastructure-related companies risk. The Fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Global Infrastructure Fund

including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
-	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.

-	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
-	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the

Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of

9	Invesco Global Infrastructure Fund

the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions.
∎	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–98.85%
Australia–3.99%
APA Group	32,951	$264,165

Atlas Arteria Ltd.	12,479	69,010

Spark Infrastructure Group	35,122	48,758

Sydney Airport	14,563	87,931

Transurban Group	38,832	396,600

		866,464

Brazil–0.19%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	3,003	40,661

Canada–15.40%
Enbridge, Inc.	48,538	1,767,799

Fortis, Inc.	4,281	177,858

Inter Pipeline Ltd.	23,355	392,057

Keyera Corp.	11,119	257,735

TC Energy Corp.	14,914	751,758

		3,347,207

China–2.53%
Beijing Enterprises Water Group Ltd.(a)	300,000	155,744

China Tower Corp. Ltd., H Shares(b)	820,000	179,400

COSCO SHIPPING Ports Ltd.	36,000	28,217

ENN Energy Holdings Ltd.	10,300	117,508

Yuexiu Transport Infrastructure Ltd.	76,000	70,140

		551,009

France–5.59%
Aeroports de Paris	593	112,846

Getlink S.E.	14,893	249,365

Vinci S.A.	7,592	852,122

		1,214,333

Germany–0.42%
Hamburger Hafen und Logistik AG	3,573	92,553

Hong Kong–2.97%
China Gas Holdings Ltd.	79,400	338,740

China Water Affairs Group Ltd.	108,000	82,452

Hong Kong & China Gas Co., Ltd. (The)	115,610	224,100

		645,292

Italy–2.19%
Atlantia S.p.A.	8,956	222,017

Infrastrutture Wireless Italiane S.p.A.(b)	24,704	253,716

		475,733

Japan–1.56%
Japan Airport Terminal Co., Ltd.	1,300	64,177

Toho Gas Co. Ltd.	2,300	89,256

	Shares	Value

Japan–(continued)
Tokyo Gas Co., Ltd.	7,600	$185,081

		338,514

Luxembourg–3.80%
SES S.A., FDR	42,609	825,627

Mexico–0.55%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	2,130	118,641

Netherlands–0.97%
Koninklijke Vopak N.V.	3,850	211,444

Spain–6.17%
Atlantica Yield PLC	8,988	215,802

Cellnex Telecom S.A.(a)(b)	5,053	217,921

Ferrovial S.A.	16,784	496,001

Red Electrica Corp. S.A.	20,465	412,300

		1,342,024

United Kingdom–7.02%
National Grid PLC	99,860	1,167,394

Pennon Group PLC	30,815	358,948

		1,526,342

United States–45.50%
American Tower Corp.	9,074	1,978,858

Aqua America, Inc.	14,358	650,848

Atmos Energy Corp.	3,979	447,558

CenterPoint Energy, Inc.	8,912	259,072

Cheniere Energy, Inc.(a)	6,278	386,411

Consolidated Edison, Inc.	9,273	855,156

Crown Castle International Corp.	9,550	1,325,444

Dominion Energy, Inc.	6,363	525,266

Edison International	6,810	428,349

Kinder Morgan, Inc.	26,720	533,866

NiSource, Inc.	15,279	428,423

ONEOK, Inc.	7,771	542,649

SBA Communications Corp., Class A	535	128,748

Sempra Energy	4,075	588,878

Southwest Gas Holdings, Inc.	637	55,610

Targa Resources Corp.	7,288	283,357

Williams Cos., Inc. (The)	21,091	470,540

		9,889,033

Total Common Stocks & Other Equity Interests (Cost $18,249,477)		21,484,877

Money Market Funds–1.92%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	146,192	146,192

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	104,406	104,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Infrastructure Fund

	Shares	Value

Money Market Funds-(continued)
Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	167,077	$167,077

Total Money Market Funds (Cost $417,709)		417,717

TOTAL INVESTMENTS IN SECURITIES–100.77% (Cost $18,667,186)		21,902,594

OTHER ASSETS LESS LIABILITIES-(0.77)%		(166,811)

NET ASSETS-100.00%		$21,735,783

Investment Abbreviations:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $651,037, which represented 3.00% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $18,249,477)	$21,484,877

Investments in affiliated money market funds, at value (Cost $417,709)	417,717

Foreign currencies, at value (Cost $63,046)	63,257

Receivable for:
Investments sold	672,273

Dividends	27,129

Fund shares sold	16,387

Investment for trustee deferred compensation and retirement plans	11,875

Other assets	19,952

Total assets	22,713,467

Liabilities:
Payable for:
Investments purchased	862,467

Fund shares reacquired	15,568

Accrued fees to affiliates	26,500

Accrued trustees’ and officers’ fees and benefits	1,296

Accrued other operating expenses	59,978

Trustee deferred compensation and retirement plans	11,875

Total liabilities	977,684

Net assets applicable to shares outstanding	$21,735,783

Net assets consist of:
Shares of beneficial interest	$18,334,568

Distributable earnings	3,401,215

$21,735,783

Net Assets:
Class A	$8,917,838

Class C	$1,191,005

Class R	$494,921

Class Y	$11,108,217

Class R5	$11,901

Class R6	$11,901

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	750,450

Class C	100,476

Class R	41,684

Class Y	934,449

Class R5	1,001

Class R6	1,001

Class A:
Net asset value per share	$11.88

Maximum offering price per share (Net asset value of $11.88 ÷ 94.50%)	$12.57

Class C:
Net asset value and offering price per share	$11.85

Class R:
Net asset value and offering price per share	$11.87

Class Y:
Net asset value and offering price per share	$11.89

Class R5:
Net asset value and offering price per share	$11.89

Class R6:
Net asset value and offering price per share	$11.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $38,803)	$590,496

Dividends from affiliated money market funds	4,751

Total investment income	595,247

Expenses:
Advisory fees	164,107

Administrative services fees	10,667

Custodian fees	18,542

Distribution fees:
Class A	18,595

Class C	12,496

Class R	2,170

Transfer agent fees – A, C, R and Y	33,658

Transfer agent fees – R5	8

Transfer agent fees – R6	147

Trustees’ and officers’ fees and benefits	19,492

Registration and filing fees	78,517

Reports to shareholders	16,744

Professional services fees	57,387

Other	10,501

Total expenses	443,031

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(208,760)

Net expenses	234,271

Net investment income	360,976

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	579,942

Foreign currencies	(2,972)

576,970

Change in net unrealized appreciation of:
Investment securities	2,565,428

Foreign currencies	553

2,565,981

Net realized and unrealized gain	3,142,951

Net increase in net assets resulting from operations	$3,503,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$360,976	$396,791

Net realized gain	576,970	237,878

Change in net unrealized appreciation (depreciation)	2,565,981	(1,175,484)

Net increase (decrease) in net assets resulting from operations	3,503,927	(540,815)

Distributions to shareholders from distributable earnings:
Class A	(120,224)	(376,949)

Class C	(10,709)	(68,541)

Class R	(5,660)	(12,164)

Class Y	(185,867)	(464,195)

Class R5	(200)	(471)

Class R6	(3,908)	(8,902)

Total distributions from distributable earnings	(326,568)	(931,222)

Return of capital:
Class A	–	(14,744)

Class C	–	(2,979)

Class R	–	(557)

Class Y	–	(16,823)

Class R5	–	(17)

Class R6	–	(345)

Total return of capital	–	(35,465)

Share transactions-net:
Class A	(320,319)	(171,079)

Class C	(593,080)	(301,339)

Class R	68,287	77,381

Class Y	(386,937)	(205,683)

Class R6	(250,670)	48,757

Net increase (decrease) in net assets resulting from share transactions	(1,482,719)	(551,963)

Net increase (decrease) in net assets	1,694,640	(2,059,465)

Net assets:
Beginning of year	20,041,143	22,100,608

End of year	$21,735,783	$20,041,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Global Infrastructure Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/19	$10.01	$0.19		$1.85	$2.04	$(0.17)	$ –	$ –	$(0.17)	$11.88	20.55%	$ 8,918	1.28%(d)	2.35%(d)	1.77%(d)	106%
Year ended 10/31/18	10.74	0.18		(0.45)	(0.27)	(0.19)	(0.25)	(0.02)	(0.46)	10.01	(2.65)	8,098	1.28	2.56	1.76	114
Year ended 10/31/17	9.62	0.25	(e)	1.06	1.31	(0.19)	–	–	(0.19)	10.74	13.74	8,899	1.29	2.87	2.40(e)	99
Year ended 10/31/16	9.50	0.17		0.11	0.28	(0.16)	–	–	(0.16)	9.62	3.01	4,194	1.40	4.29	1.76	85
Year ended 10/31/15	10.66	0.17		(1.11)	(0.94)	(0.21)	(0.01)	–	(0.22)	9.50	(8.85)	3,262	1.40	6.36	1.68	84
Class C
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	–	(0.09)	11.85	19.60	1,191	2.03(d)	3.10(d)	1.02(d)	106
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.25)	(0.01)	(0.39)	9.99	(3.39)	1,579	2.03	3.31	1.01	114
Year ended 10/31/17	9.60	0.17	(e)	1.06	1.23	(0.11)	–	–	(0.11)	10.72	12.92	2,016	2.04	3.62	1.65(e)	99
Year ended 10/31/16	9.48	0.10		0.11	0.21	(0.09)	–	–	(0.09)	9.60	2.24	428	2.15	5.04	1.01	85
Year ended 10/31/15	10.64	0.09		(1.10)	(1.01)	(0.14)	(0.01)	–	(0.15)	9.48	(9.56)	279	2.15	7.11	0.93	84
Class R
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	–	(0.15)	11.87	20.15	495	1.53(d)	2.60(d)	1.52(d)	106
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.25)	(0.01)	(0.44)	10.01	(2.80)	351	1.53	2.81	1.51	114
Year ended 10/31/17	9.61	0.22	(e)	1.06	1.28	(0.16)	–	–	(0.16)	10.73	13.47	296	1.54	3.12	2.15(e)	99
Year ended 10/31/16	9.49	0.14		0.11	0.25	(0.13)	–	–	(0.13)	9.61	2.76	69	1.65	4.54	1.51	85
Year ended 10/31/15	10.66	0.14		(1.11)	(0.97)	(0.19)	(0.01)	–	(0.20)	9.49	(9.18)	27	1.65	6.61	1.43	84
Class Y
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	11,108	1.03(d)	2.10(d)	2.02(d)	106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	9,775	1.03	2.31	2.01	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	10,685	1.04	2.62	2.65(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	5,177	1.15	4.04	2.01	85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	–	(0.25)	9.50	(8.70)	4,223	1.15	6.11	1.93	84
Class R5
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03(d)	2.00(d)	2.02(d)	106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	10	1.03	2.19	2.01	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	11	1.04	2.54	2.65(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	10	1.15	4.02	2.01	85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	–	(0.25)	9.50	(8.70)	10	1.15	6.00	1.93	84
Class R6
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03(d)	2.00(d)	2.02(d)	106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	229	1.03	2.19	2.01	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	194	1.04	2.54	2.65(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	114	1.15	4.02	2.01	85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	–	(0.25)	9.50	(8.70)	69	1.15	6.00	1.93	84

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $7,438, $1,250, $434, $10,205, $11 and $200 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Global Infrastructure Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

17	Invesco Global Infrastructure Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in

18	Invesco Global Infrastructure Fund

foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2.5 billion	0.840%

Next $2 billion	0.800%

Next $3.5 billion	0.785%

Over $8 billion	0.770%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $164,107, reimbursed fund level expenses of $10,839 and reimbursed class level expenses of $12,830, $2,155, $749, $17,602, $8 and $147 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under

19	Invesco Global Infrastructure Fund

the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $5,021 in front-end sales commissions from the sale of Class A shares and $1 and $3 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

20	Invesco Global Infrastructure Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$866,464	$–	$866,464

Brazil	40,661	–	–	40,661

Canada	3,347,207	–	–	3,347,207

China	–	551,009	–	551,009

France	–	1,214,333	–	1,214,333

Germany	–	92,553	–	92,553

Hong Kong	–	645,292	–	645,292

Italy	–	475,733	–	475,733

Japan	–	338,514	–	338,514

Luxembourg	–	825,627	–	825,627

Mexico	118,641	–	–	118,641

Netherlands	–	211,444	–	211,444

Spain	215,802	1,126,222	–	1,342,024

United Kingdom	–	1,526,342	–	1,526,342

United States	9,889,033	–	–	9,889,033

Money Market Funds	417,717	–	–	417,717

Total Investments	$14,029,061	$7,873,533	$–	$21,902,594

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $323.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$326,568	$580,607

Long-term capital gain	–	350,615

Return of capital	–	35,465

Total distributions	$326,568	$966,687

21	Invesco Global Infrastructure Fund

Tax Components of Net Assets at Period-End:
2019

Undistributed ordinary income	$236,441

Undistributed long-term capital gain	278,702

Net unrealized appreciation – investments	2,895,116

Net unrealized appreciation – foreign currencies	93

Temporary book/tax differences	(9,137)

Shares of beneficial interest	18,334,568

Total net assets	$21,735,783

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $20,511,032 and $21,789,288, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,098,619

Aggregate unrealized (depreciation) of investments	(203,503)

Net unrealized appreciation of investments	$2,895,116

Cost of investments for tax purposes is $19,007,478.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and real estate investment trust, on October 31, 2019, undistributed net investment income was increased by $9,871, undistributed net realized gain was increased by $11,852 and shares of beneficial interest was decreased by $21,723. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	283,350	$3,214,219	266,393	$2,810,371

Class C	16,870	190,813	30,397	316,866

Class R	10,400	110,922	12,223	126,337

Class Y	140,970	1,578,918	145,210	1,492,854

Class R6	7,503	81,060	7,840	80,995

Issued as reinvestment of dividends:

Class A	7,683	84,669	29,484	308,374

Class C	913	9,939	6,559	68,810

Class R	497	5,515	1,175	12,285

Class Y	12,100	135,337	29,951	313,342

Class R6	337	3,708	839	8,759

22	Invesco Global Infrastructure Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	19,909	$204,185	-	$-

Class C	(19,948)	(204,185)	-	-

Reacquired:
Class A	(369,342)	(3,823,392)	(315,829)	(3,289,824)

Class C	(55,397)	(589,647)	(67,022)	(687,015)

Class R	(4,252)	(48,150)	(5,921)	(61,241)

Class Y	(194,643)	(2,101,192)	(193,987)	(2,011,879)

Class R6	(29,664)	(335,438)	(3,925)	(40,997)

Net increase (decrease) in share activity	(172,714)	$(1,482,719)	(56,613)	$(551,963)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 17% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Global Infrastructure Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

23	Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,073.80	$6.69	$1,018.75	$6.51	1.28%
Class C	1,000.00	1,069.10	10.59	1,014.97	10.31	2.03
Class R	1,000.00	1,072.60	7.99	1,017.49	7.78	1.53
Class Y	1,000.00	1,075.00	5.39	1,020.01	5.24	1.03
Class R5	1,000.00	1,075.00	5.39	1,020.01	5.24	1.03
Class R6	1,000.00	1,075.00	5.39	1,020.01	5.24	1.03

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25	Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Global Infrastructure Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Trustees also

26	Invesco Global Infrastructure Fund

reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the

Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27	Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	37.85%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28	Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Global Infrastructure Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ∎ C: MKNCX ∎ R: MKNRX ∎ Y: MKNYX ∎ R5: MKNFX ∎ R6: MKNSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Global Market Neutral Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Global Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Global Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV).
Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	-16.32%
Class C Shares	-16.95
Class R Shares	-16.43
Class Y Shares	-16.14
Class R5 Shares	-16.14
Class R6 Shares	-16.00
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	2.35
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	-1.48

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally

Portfolio Composition
By sector, based on total net assets as of October 31, 2019
	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Industrials	22.0%	21.2%	43.2%	0.8%
Information Technology	16.3	14.1	30.4	2.2
Consumer Discretionary	15.6	15.5	31.1	0.1
Health Care	12.2	10.8	23.0	1.4
Materials	9.2	8.7	17.9	0.5
Financials	6.3	6.3	12.6	0
Real Estate	4.9	8.1	13.0	-3.2
Energy	4.6	4.2	8.8	0.4
Communication Services	3.7	4.4	8.1	-0.7
Consumer Staples	2.5	3.6	6.1	-1.1
Utilities	0.8	1.7	2.5	-0.9
Money Market Funds Plus Other Assets Less Liabilities	1.9	-	1.9	1.9
Total	100.0%	98.6%	198.6%	1.4%

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

outperforming emerging markets. China was an exception, declining during the second quarter.

    Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

    Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a

Total Net Assets	$8.4 million

Data presented here are as of October 31, 2019.

4                      Invesco Global Market Neutral Fund

flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

  The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general global stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain neutral country, sector and industry exposures. The Fund uses a systematic model that evaluates fundamental and behavioral factors to forecast individual security returns and risks. The multi-factor model is based on three factors: Quality, Value and Momentum (Earnings and Price)1 and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those that are poorly ranked. As such, the goal is to provide absolute risk adjusted returns over a full market cycle, regardless of the direction of the equity markets.

  Quantitative strategies faced challenges over the fiscal year as several sharp reversals in market sentiment, driven largely by macroeconomic events, such as trade policy and central bank policy, increased factor volatility and reduced the historical benefits of factor diversification. Typically, Value, Quality and Momentum strategies are lowly/negatively correlated. However, in the first part of the fiscal year, all the factors were negative. This is a rare occurrence and we were encouraged to see these historical relationships, especially between Value and Momentum, restored as the fiscal year ended.

  The last period where our multi-factor model’s prognostic ability was this challenged was in 2009, as the markets recovered sharply from the onset of the global financial crisis. During the fiscal year, Value factors, which showed strength in 2009, showed the least efficacy. Higher quality companies were not rewarded, as favorable monetary policies across the globe provided relief to companies that were reliant on net external financing. As referenced earlier, Price and Earnings Momentum signals also declined and did not offset Value factors as they had historically done until much later in the fiscal year.

  During the fiscal year, the Fund was most adversely affected by holdings in the health care sector. While the Fund’s gross exposure to the sector was relatively moderate, the Fund’s long positions declined in value while the short positions gained, resulting in a negative return spread, which detracted from the Fund’s performance. This was most pronounced in the biotechnology and equipment and services industries. Other areas of weakness included stock selection in the energy sector, as well as the information technology (IT) services and software industry and computers/electronics within the IT sector.

  From a country perspective, holdings in the US and Japan detracted from the Fund’s performance during the fiscal year. In the US, holdings did not perform as expected as long positions declined in price while short positions rose. In Japan, long positions rallied, but were outperformed by the short positions. The Fund’s holdings in Canada and the UK provided some offset.

  Please note that the Fund may utilize derivative instruments, including equity-related total return swaps and futures contracts. During the fiscal year, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors and industries described above, but did not use futures contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

  Thank you for your investment in Invesco Global Market Neutral Fund.

1

The Model’s factors – Quality, Value and Momentum (Earnings and Price) are the foundation of the Fund’s stock selection process. Quality factors assess capital efficiency and stewardship while Value factors evaluate cash flow, dividend and earnings yields. Factors considered in Momentum include, but are not limited to, earnings momentum and earnings revisions and measures of stock price momentum.

Portfolio managers:

Michael Abata

Nils Huter

Robert Nakouzi

The views and opinions expressed in management’s discussion of Fund performance are those of

Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Global Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

*Includes the effect of the Adviser pay-in for an economic loss of $0.52 per share

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-3.60%*
5 Years	-5.12*
1 Year	-20.92

Class C Shares
Inception (12/19/13)	-3.37%*
5 Years	-4.71*
1 Year	-17.57

Class R Shares
Inception (12/19/13)	-2.89%*
5 Years	-4.24*
1 Year	-16.43

Class Y Shares
Inception (12/19/13)	-2.43%*
5 years	-3.80*
1 Year	-16.14

Class R5 Shares
Inception (12/19/13)	-2.43%*
5 Years	-3.81*
1 Year	-16.14

Class R6 Shares
Inception (12/19/13)	-2.40%*
5 Years	-3.77*
1 Year	-16.00

*Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns for five-years and since inception were estimated at -5.49% and -5.12%, respectively for Class A; -5.09% and -4.96%, respectively for Class C; -4.61% and -4.44%, respectively for Class R; -4.17% and -3.95%, respectively for Class Y; -4.17% and -3.95% respectively for Class R5; and -4.13% and -3.92%, respectively for Class R6.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-3.51%**
5 Years	-5.00**
1 Year	-18.67

Class C Shares
Inception (12/19/13)	-3.30%**
5 Years	-4.63**
1 Year	-15.38

Class R Shares
Inception (12/19/13)	-2.81%**
5 Years	-4.17**
1 Year	-14.26

Class Y Shares
Inception (12/19/13)	-2.35%**
5 Years	-3.71**
1 Year	-13.92

Class R5 Shares
Inception (12/19/13)	-2.32%**
5 Years	-3.68**
1 Year	-13.78

Class R6 Shares
Inception (12/19/13)	-2.32%**
5 Years	-3.68**
1 Year	-13.78

**Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns for five-years and since inception were estimated at -6.74% and -5.04%, respectively for Class A; -6.46% and -4.90%, respectively for Class C; -5.95% and -4.38%, respectively for Class R; -5.46% and -3.89%, respectively for Class Y; -5.43% and -3.86% respectively for Class R5; and -5.43% and -3.86%, respectively for Class R6.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.05%, 3.80%, 3.30%, 2.80%, 2.74% and 2.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7                      Invesco Global Market Neutral Fund

Invesco Global Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counter-party, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎

Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness,

8                      Invesco Global Market Neutral Fund

relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio managers’ stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

∎

Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎

Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎

Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs)

calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                      Invesco Global Market Neutral Fund

Schedule of Investments

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests-98.06%

Australia-3.87%

Altium Ltd.	648	$14,320

Beach Energy Ltd.	20,675	32,277

BHP Group Ltd.	466	11,395

BHP Group PLC	3,155	66,842

Fortescue Metals Group Ltd.	13,120	79,462

Magellan Financial Group Ltd.	401	13,279

Rio Tinto Ltd.	1,175	72,953

Rio Tinto plc	115	5,975

Telstra Corp. Ltd.	6,114	14,679

Woolworths Group Ltd.	520	13,350

		324,532

Austria-0.79%

ams AG(a)	255	11,416

Wienerberger AG	2,035	55,037

		66,453

Belgium-1.03%

Anheuser-Busch InBev S.A./N.V.	64	5,169

Barco N.V.	206	44,779

Solvay S.A., Class A	214	23,286

Telenet Group Holding N.V.	263	12,909

		86,143

Canada-6.41%

B2Gold Corp.(a)	7,728	27,166

BRP, Inc.	1,921	86,183

Canada Goose Holdings, Inc.(a)	241	10,082

Canadian Pacific Railway Ltd.	35	7,959

Centerra Gold, Inc.(a)	1,550	13,216

CGI, Inc.(a)	820	63,740

Crescent Point Energy Corp.	13,679	49,955

Detour Gold Corp.(a)	1,570	26,069

Enerplus Corp.	616	3,718

Gildan Activewear, Inc.	797	20,362

Kinross Gold Corp.(a)	4,051	19,685

Kirkland Lake Gold Ltd.	757	35,548

Seven Generations Energy Ltd., Class A(a)	2,711	15,190

Teck Resources Ltd., Class B	2,960	46,790

TFI International, Inc.	2,007	63,954

Thomson Reuters Corp.	710	47,713

		537,330

Colombia-0.35%

Parex Resources, Inc.(a)	2,161	29,287

Denmark-2.08%

Carlsberg A/S, Class B	503	70,760

GN Store Nord A/S	474	20,831

	Shares	Value

Denmark-(continued)
Novo Nordisk A/S, Class B	76	$4,184

Pandora A/S	592	29,110

Vestas Wind Systems A/S	609	49,707

		174,592

Finland-0.53%

Metso Oyj	342	12,928

Valmet Oyj	1,406	31,430

		44,358

France-2.42%

Air France-KLM(a)	420	5,003

Dassault Aviation S.A.	35	48,759

Faurecia S.E.	803	37,460

Kering S.A.	22	12,530

L’Oreal S.A.	67	19,570

Peugeot S.A.	3,156	79,961

		203,283

Germany-2.33%

adidas AG	149	45,957

CANCOM S.E.	343	18,351

HeidelbergCement AG	143	10,626

Hella GmbH & Co. KGaA	371	18,046

HOCHTIEF AG	221	27,557

Porsche Automobil Holding S.E., Preference Shares	649	47,746

Puma S.E.	218	16,394

RWE AG	361	11,005

		195,682

Hong Kong-0.59%

HKT Trust & HKT Ltd.	2,000	3,102

Kerry Properties Ltd.	2,500	8,083

Melco International Development Ltd.	5,000	13,201

NWS Holdings Ltd.	5,000	7,398

WH Group Ltd.	17,000	17,828

		49,612

Ireland-0.49%

AerCap Holdings N.V.(a)	711	41,153

Israel-0.35%

Teva Pharmaceutical Industries Ltd.(a)	3,587	29,208

Italy-0.45%

Azimut Holding S.p.A.	567	11,693

Buzzi Unicem S.p.A.	1,086	26,312

		38,005

Japan-19.16%

Advantest Corp.	100	4,563

Aeon Mall Co. Ltd.	2,300	36,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Global Market Neutral Fund

	Shares	Value

Japan-(continued)

AGC, Inc.	2,100	$73,618

Amada Holdings Co. Ltd.	3,500	39,770

Astellas Pharma, Inc.	600	10,302

Brother Industries Ltd.	3,000	56,300

Citizen Watch Co. Ltd.	9,300	49,407

Dai Nippon Printing Co., Ltd.	3,100	82,610

Daicel Corp.	2,300	20,548

Daiwa House Industry Co., Ltd.	2,400	82,332

DeNA Co. Ltd.	800	13,665

Denka Co., Ltd.	500	14,434

Electric Power Development Co. Ltd.	1,400	33,880

Haseko Corp.	1,000	12,883

Hitachi, Ltd.	300	11,186

Ibiden Co. Ltd.	1,000	23,131

ITOCHU Corp.	2,600	54,268

Japan Post Insurance Co. Ltd.	2,200	34,662

JTEKT Corp.	6,200	79,003

Kao Corp.	200	16,088

Konica Minolta, Inc.	6,900	50,401

K’s Holdings Corp.	3,100	35,498

Marubeni Corp.	8,700	61,172

Medipal Holdings Corp.	500	11,404

Mitsubishi Corp.	900	22,880

Mitsubishi Gas Chemical Co., Inc.	300	4,232

Mitsubishi Heavy Industries Ltd.	1,200	48,507

Mitsui & Co., Ltd.	4,400	75,519

Morinaga Milk Industry Co. Ltd.	200	7,775

Nihon Unisys Ltd.	200	6,625

Nippon Electric Glass Co. Ltd.	800	17,992

Nippon Express Co., Ltd.	900	51,174

Nippon Telegraph & Telephone Corp.	200	9,910

Nomura Real Estate Holdings, Inc.	1,400	33,130

Ricoh Co. Ltd.	3,800	33,817

Seino Holdings Co., Ltd.	5,400	69,317

Sojitz Corp.	24,300	76,230

SUMCO Corp.	900	14,915

Sumitomo Chemical Co., Ltd.	11,000	50,269

Suzuken Co., Ltd.	900	47,861

Toppan Printing Co., Ltd.	4,400	81,095

Z Holdings Corp.	15,600	47,790

		1,606,907

Jordan-0.71%

Hikma Pharmaceuticals PLC	2,295	59,834

Netherlands-2.00%

Altice Europe N.V.(a)	3,552	20,290

ASM International N.V.	526	52,874

Intertrust N.V.(b)	2,198	41,779

NXP Semiconductors N.V.	259	29,443

SBM Offshore N.V.	221	3,802

Signify N.V.	670	19,649

		167,837

	Shares	Value

Puerto Rico-0.95%

Popular, Inc.	1,457	$79,348

Russia-0.30%

Evraz PLC	5,312	25,277

Spain-1.01%

ACS Actividades de Construccion y Servicios S.A.	969	39,351

Applus Services S.A.	1,547	18,658

CIE Automotive S.A.	1,052	26,261

		84,270

Sweden-4.25%

Atlas Copco AB, Class A	2,540	89,782

Boliden AB	1,022	27,496

Bravida Holding AB(b)	2,127	19,599

Evolution Gaming Group AB(b)	846	20,211

Hemfosa Fastigheter AB	552	5,688

Hennes & Mauritz AB, Class B	2,191	45,796

ICA Gruppen AB	321	14,198

Loomis AB, Class B	935	36,182

Sandvik AB	835	14,740

Volvo AB, Class B	5,529	82,962

		356,654

Switzerland-1.21%

Galenica AG(a)(b)	66	3,945

Novartis AG	167	14,589

Roche Holding AG	274	82,641

		101,175

United Kingdom-5.76%

Auto Trader Group PLC(b)	6,407	46,718

Avast PLC(b)	5,522	29,678

Dialog Semiconductor PLC(a)	1,639	73,544

Drax Group PLC	5,049	19,425

Fiat Chrysler Automobiles N.V.	5,235	81,633

Firstgroup PLC(a)	5,238	8,761

GlaxoSmithKline PLC	851	19,504

Greggs PLC	2,456	56,542

Marshalls PLC	1,258	11,632

Moneysupermarket.com Group PLC	8,440	37,526

Next PLC	62	5,306

PageGroup PLC	5,511	31,832

Pearson PLC	4,849	42,963

Ultra Electronics Holdings PLC	551	13,922

Vodafone Group PLC	1,934	3,956

		482,942

United States-41.02%

Aaron’s, Inc.	1,155	86,544

AbbVie, Inc.	257	20,444

Acuity Brands, Inc.	33	4,118

AGCO Corp.	387	29,679

Akamai Technologies, Inc.(a)	859	74,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Global Market Neutral Fund

	Shares	Value

United States-(continued)

Alexion Pharmaceuticals, Inc.(a)	722	$76,099

Allison Transmission Holdings, Inc.	1,588	69,253

Ally Financial, Inc.	1,184	36,266

Altice USA, Inc., Class A(a)	122	3,776

AMC Networks, Inc., Class A(a)	417	18,160

American Equity Investment Life Holding Co.	169	4,171

AmerisourceBergen Corp.	161	13,746

Amgen, Inc.	371	79,116

Athene Holding Ltd., Class A(a)	867	37,584

AutoNation, Inc.(a)	337	17,136

AutoZone, Inc.(a)	41	46,920

Avis Budget Group, Inc.(a)	111	3,298

Bed Bath & Beyond, Inc.	1,129	15,467

Biogen, Inc.(a)	329	98,276

Brighthouse Financial, Inc.(a)	298	11,252

Brinker International, Inc.	1,332	59,207

Cabot Oil & Gas Corp.	860	16,030

Cadence Design Systems, Inc.(a)	330	21,565

Carlisle Cos., Inc.	298	45,376

CF Industries Holdings, Inc.	1,491	67,617

Chesapeake Energy Corp.(a)	16,556	22,185

Ciena Corp.(a)	100	3,712

Cirrus Logic, Inc.(a)	334	22,699

Cisco Systems, Inc.	1,464	69,555

Citigroup, Inc.	1,129	81,130

ConocoPhillips	966	53,323

CoreCivic, Inc.	1,001	15,275

Cummins, Inc.	189	32,599

CyberArk Software Ltd.(a)	669	67,957

Deckers Outdoor Corp.(a)	159	24,311

DENTSPLY SIRONA, Inc.	926	50,726

Devon Energy Corp.	1,161	23,545

DISH Network Corp., Class A(a)	310	10,658

Dover Corp.	267	27,739

eBay, Inc.	2,071	73,003

EchoStar Corp., Class A(a)	234	9,126

Equity LifeStyle Properties, Inc.	590	41,265

Essex Property Trust, Inc.	241	78,838

Exelixis, Inc.(a)	943	14,569

First Horizon National Corp.	1,441	23,013

FleetCor Technologies, Inc.(a)	31	9,121

Foot Locker, Inc.	264	11,487

Ford Motor Co.	4,082	35,064

Fortinet, Inc.(a)	596	48,610

General Mills, Inc.	110	5,595

General Motors Co.	606	22,519

Genpact Ltd.	264	10,341

Gentex Corp.	171	4,797

Gilead Sciences, Inc.	1,080	68,807

HCA Healthcare, Inc.	235	31,382

Helmerich & Payne, Inc.	141	5,288

Herman Miller, Inc.	145	6,743

	Shares	Value

United States-(continued)

Hewlett Packard Enterprise Co.	2,332	$38,268

HollyFrontier Corp.	976	53,621

HP, Inc.	988	17,162

Huntsman Corp.	1,178	26,069

Incyte Corp.(a)	970	81,402

Ionis Pharmaceuticals, Inc.(a)	242	13,484

Jabil, Inc.	804	29,603

Johnson Controls International PLC	94	4,073

L Brands, Inc.	344	5,862

Life Storage, Inc.	343	37,360

Manhattan Associates, Inc.(a)	47	3,523

MasTec, Inc.(a)	670	42,170

McKesson Corp.	458	60,914

Mid-America Apartment Communities, Inc.	184	25,574

Navient Corp.	5,195	71,535

New York Community Bancorp, Inc.	1,194	13,910

NortonLifeLock, Inc.	661	15,124

NVR, Inc.(a)	3	10,910

OneMain Holdings, Inc.	1,418	56,720

Oracle Corp.	437	23,812

Patterson-UTI Energy, Inc.	1,996	16,607

Peabody Energy Corp.	1,853	19,512

Procter & Gamble Co. (The)	166	20,669

PulteGroup, Inc.	101	3,963

Regeneron Pharmaceuticals, Inc.(a)	107	32,772

Retail Properties of America, Inc., Class A	2,385	32,818

Santander Consumer USA Holdings, Inc.	1,601	40,153

SBA Communications Corp., Class A	80	19,252

Scotts Miracle-Gro Co. (The)	100	10,039

Seagate Technology PLC	800	46,424

Sinclair Broadcast Group, Inc., Class A	1,121	44,661

Starbucks Corp.	834	70,523

Synopsys, Inc.(a)	225	30,544

Target Corp.	251	26,834

Tech Data Corp.(a)	623	75,694

TEGNA, Inc.	2,068	31,082

Tenet Healthcare Corp.(a)	818	20,728

Teradyne, Inc.	117	7,163

TreeHouse Foods, Inc.(a)	354	19,123

Vertex Pharmaceuticals, Inc.(a)	275	53,757

Washington Federal, Inc.	343	12,506

World Fuel Services Corp.	1,086	45,362

Wyndham Destinations, Inc.	79	3,666

Xerox Holdings Corp.	2,640	89,575

Zebra Technologies Corp., Class A(a)	186	44,244

Zillow Group, Inc., Class A(a)	973	31,515

		3,440,667

Total Common Stocks & Other Equity Interests (Cost $7,594,240)		8,224,549

Money Market Funds-2.97%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	87,107	87,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Global Market Neutral Fund

	Shares	Value

Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	62,201	$62,226

Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	99,551	99,551

Total Money Market Funds (Cost $248,878)		248,884

TOTAL INVESTMENTS IN SECURITIES-101.03% (Cost $7,843,118)		8,473,433

OTHER ASSETS LESS LIABILITIES-(1.03)%		(86,315)

NET ASSETS–100.00%		$8,387,118

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $161,930, which represented 1.93% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Open Over-The-Counter Total Return Swap Agreements

Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities

Equity Risk

Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	08/16/2021	Federal Funds floating rate	Monthly	$(33,325)	$-	$239	$239	$(32,159)

Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(82,549)	-	1,042	1,042	(81,541)

Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(162,645)	-	1,330	1,330	(161,368)

Subtotal - Appreciation						-	2,611	2,611	(275,068)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Global Market Neutral Fund

Open Over-The-Counter Total Return Swap Agreements–(continued)
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities

Equity Risk

Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	$(178,008)	$-	$(4)	$(4)	$(178,085)

Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(537,548)	-	(7,512)	(7,512)	(543,843)

Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(117,363)	-	(2,343)	(2,343)	(119,754)

Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(954,350)	-	(228)	(228)	(954,970)

Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(1,642,887)	-	(91,195)	(91,195)	(1,727,650)

Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(26,460)	-	(664)	(664)	(27,135)

Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/22/2021	Federal Funds floating rate	Monthly	(105,827)	-	(2,444)	(2,444)	(108,315)

Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(269,758)	-	(4,103)	(4,103)	(273,960)

United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(509,936)	-	(11,004)	(11,004)	(518,981)

United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(3,532,295)	-	(12,605)	(12,605)	(3,544,148)

Subtotal - Depreciation						-	(132,102)	(132,102)	(7,996,841)

Total - Total Return Swap Agreements						$-	$(129,491)	$(129,491)	$(8,271,909)

(1)

The Fund receives or pays the total return on the short positions underlying the total return swap and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.

(2)	Amount includes $(10,533) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements collateralized by $50,000 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2019.

	Shares	Value	Percentage of Reference Entities
Equity Securities - Short

Australia

Computershare Ltd.	(320)	$(3,494)	0.04
CSL Ltd.	(329)	(58,067)	0.69
Link Administration Holdings Ltd.	(10,432)	(40,271)	0.51
Star Entertainment Group Ltd. (The)	(1,348)	(4,368)	0.05
Tabcorp Holdings Ltd.	(21,725)	(71,885)	0.89
		(178,085)

Austria

ANDRITZ AG	(690)	(30,998)	0.36

Belgium

argenx S.E.	(632)	(76,690)	0.90
Umicore S.A.	(1,264)	(52,118)	0.63
		(128,808)

	Shares	Value	Percentage of Reference Entities
Canada

BlackBerry Ltd.	(2,089)	$(10,976)	0.13
Bombardier, Inc., Class B	(23,055)	(29,057)	0.35
Canadian Imperial Bank of Commerce	(655)	(55,852)	0.68
Canadian Utilities Ltd., Class A	(1,250)	(36,453)	0.45
CCL Industries, Inc., Class B	(123)	(5,063)	0.06
IAMGOLD Corp.	(7,340)	(27,586)	0.30
Novagold Resources, Inc.	(3,527)	(25,654)	0.27
PrairieSky Royalty Ltd.	(3,411)	(33,305)	0.48
Premium Brands Holdings Corp.	(529)	(34,898)	0.46
Saputo, Inc.	(878)	(25,465)	0.32
Shaw Communications, Inc., Class B	(711)	(14,510)	0.17
SNC-Lavalin Group, Inc.	(5,831)	(105,410)	1.10
Stantec, Inc.	(800)	(17,068)	0.21
Vermilion Energy, Inc.	(3,354)	(44,309)	0.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Canada–(continued)

Waste Connections, Inc.	(847)	$(78,237)	0.97
		(543,843)

Denmark

Chr Hansen Holding A/S	(418)	(32,086)	0.40
Demant A/S	(1,181)	(31,170)	0.38
Genmab A/S	(178)	(38,795)	0.47
Novozymes A/S, Class B	(376)	(17,703)	0.20
		(119,754)

Finland

Nokia Oyj	(4,945)	(18,164)	0.32
Wartsila Oyj Abp	(2,145)	(22,636)	0.31
		(40,800)

France

Accor S.A.	(148)	(6,358)	0.08
ALD S.A.	(1,098)	(15,552)	0.20
Getlink S.E.	(4,663)	(78,062)	0.95
Renault S.A.	(872)	(44,504)	0.58
Rubis SCA	(1,370)	(79,378)	0.95
TechnipFMC PLC	(851)	(16,837)	0.24
		(240,691)

Germany

Aroundtown S.A.	(7,676)	(64,773)	0.78
BASF S.E.	(50)	(3,805)	0.05
Daimler AG	(1,280)	(74,820)	0.87
Delivery Hero S.E.	(1,442)	(67,595)	0.87
Fuchs Petrolub S.E., Preference Shares	(1,047)	(44,700)	0.50
Grand City Properties S.A.	(1,175)	(27,467)	0.33
MorphoSys AG	(145)	(15,792)	0.21
QIAGEN N.V.	(142)	(4,262)	0.05
Siemens AG	(403)	(46,466)	0.57
United Internet AG	(560)	(16,869)	0.28
		(366,549)

Hong Kong

CLP Holdings Ltd.	(500)	(5,191)	0.06
Sino Land Co. Ltd.	(18,000)	(26,968)	0.35
		(32,159)

Italy

Amplifon S.p.A.	(695)	(17,456)	0.20
Tenaris S.A.	(1,234)	(12,461)	0.16
		(29,917)

Japan

Ain Holdings, Inc.	(300)	(17,224)	0.21
Asahi Intecc Co. Ltd.	(200)	(5,538)	0.06
Daifuku Co. Ltd.	(1,200)	(64,562)	0.79
Daikin Industries, Ltd.	(100)	(14,103)	0.17

	Shares	Value	Percentage of Reference Entities
Japan–(continued)

FP Corp.	(400)	$(25,002)	0.30
GMO Payment Gateway, Inc.	(200)	(14,798)	0.17
Hitachi Metals Ltd.	(900)	(11,401)	0.13
Hoshizaki Corp.	(300)	(25,669)	0.30
Idemitsu Kosan Co. Ltd.	(900)	(26,711)	0.32
Kansai Paint Co. Ltd.	(3,300)	(80,216)	0.98
Keihan Holdings Co. Ltd.	(800)	(37,929)	0.45
Keyence Corp.	(100)	(63,728)	0.76
Koito Manufacturing Co. Ltd.	(1,000)	(52,968)	0.63
M3, Inc.	(3,200)	(77,163)	0.97
Makita Corp.	(1,500)	(51,185)	0.58
Maruichi Steel Tube Ltd.	(2,200)	(60,709)	0.72
MISUMI Group, Inc.	(3,400)	(86,393)	0.96
MonotaRO Co. Ltd.	(2,600)	(79,572)	0.87
Murata Manufacturing Co., Ltd.	(300)	(16,288)	0.20
Nidec Corp.	(500)	(74,475)	0.86
Nifco, Inc.	(2,400)	(64,006)	0.71
Nihon M&A Center, Inc.	(2,200)	(67,432)	0.75
Nippon Paint Holdings Co. Ltd.	(200)	(11,020)	0.14
Nippon Shinyaku Co., Ltd.	(900)	(81,674)	0.94
Nissan Chemical Corp.	(500)	(20,743)	0.25
Nitori Holdings Co. Ltd.	(500)	(76,442)	0.91
Recruit Holdings Co., Ltd.	(300)	(10,032)	0.12
Relo Group, Inc.	(2,800)	(69,099)	0.79
Ryohin Keikaku Co. Ltd.	(2,600)	(58,385)	0.68
SCREEN Holdings Co. Ltd.	(100)	(7,028)	0.09
Sharp Corp.	(3,900)	(45,468)	0.55
Shimadzu Corp.	(400)	(10,808)	0.12
Shimano, Inc.	(300)	(50,282)	0.53
SMC Corp.	(100)	(43,699)	0.52
SoftBank Group Corp.	(200)	(7,760)	0.10
Sumitomo Metal Mining Co., Ltd.	(800)	(27,084)	0.30
Suzuki Motor Corp.	(1,200)	(57,083)	0.67
TechnoPro Holdings, Inc.	(100)	(6,223)	0.08
TOTO Ltd.	(800)	(33,003)	0.38
Toyo Tire Corp.	(1,600)	(22,535)	0.25
Trend Micro, Inc.	(200)	(10,186)	0.12
Yamaha Motor Co., Ltd.	(200)	(3,963)	0.05
Yaskawa Electric Corp.	(1,500)	(58,061)	0.68
		(1,727,650)

Netherlands

Boskalis Westminster	(176)	(3,863)	0.05
Galapagos N.V.	(265)	(48,707)	0.51
Takeaway.com N.V.	(527)	(42,907)	0.52
		(95,477)

Norway

Mowi ASA	(1,545)	(37,667)	0.48
Norsk Hydro ASA	(7,907)	(27,901)	0.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Norway–(continued)

Schibsted ASA, Class B	(572)	$(15,973)	0.19
		(81,541)

Portugal

Jeronimo Martins SGPS S.A.	(1,295)	(21,730)	0.26

Singapore
Dairy Farm International Holdings Ltd.	(4,500)	(27,135)	0.32

Spain
Cellnex Telecom S.A.	(1,238)	(53,380)	0.66
Cellnex Telecom S.A., Rts., expiring 12/31/2019	(1,238)	(4,048)	0.05
Ferrovial, S.A.	(1,124)	(33,170)	0.40
Viscofan S.A.	(327)	(17,717)	0.19
		(108,315)

Sweden

Beijer Ref AB	(149)	(4,018)	0.05
BillerudKorsnas AB	(793)	(9,518)	0.11
Hexagon AB, Class B	(1,638)	(83,616)	0.99
Husqvarna AB, Class B	(7,459)	(57,057)	0.70
NCC AB, Class B	(619)	(9,943)	0.13
Saab AB, Class B	(2,629)	(81,056)	0.95
Tele2 AB, Class B	(2,011)	(28,752)	0.37
		(273,960)

Switzerland

Cie Financiere Richemont S.A.	(346)	(27,217)	0.32
Idorsia Ltd.	(3,059)	(69,521)	0.88
Kuehne + Nagel International AG	(32)	(5,169)	0.06
Mobimo Holding AG	(211)	(59,461)	0.74
		(161,368)

United Kingdom

Abcam PLC	(300)	(4,523)	0.06
Antofagasta PLC	(3,256)	(36,575)	0.44
ASOS PLC	(751)	(34,340)	0.41
BBA Aviation PLC	(13,500)	(53,091)	0.64
Capital & Counties Properties PLC	(13,240)	(43,734)	0.57
Coats Group PLC	(25,572)	(23,618)	0.29
Croda International PLC	(183)	(11,416)	0.14
Dechra Pharmaceuticals PLC	(1,017)	(34,647)	0.41
Fevertree Drinks PLC	(244)	(5,879)	0.08
Fresnillo PLC	(6,420)	(59,045)	0.66
Glencore PLC	(19,261)	(58,046)	0.71
KAZ Minerals PLC	(4,165)	(25,325)	0.29
Melrose Industries PLC	(7,437)	(20,529)	0.25
Ocado Group PLC	(1,520)	(26,167)	0.31
Renishaw PLC	(257)	(12,610)	0.13

	Shares	Value	Percentage of Reference Entities
United Kingdom–(continued)
Weir Group PLC (The)	(3,981)	$(69,436)	0.85
		(518,981)

United States

Agios Pharmaceuticals, Inc.	(475)	(14,288)	0.19
Alnylam Pharmaceuticals, Inc.	(288)	(24,981)	0.31
American Airlines Group, Inc.	(1,486)	(44,669)	0.52
Aqua America, Inc.	(76)	(3,445)	0.04
Archer-Daniels-Midland Co.	(1,976)	(83,071)	0.98
Avanos Medical, Inc.	(471)	(20,743)	0.24
Avista Corp.	(127)	(6,100)	0.07
Bank of New York Mellon Corp. (The)	(444)	(20,757)	0.25
Bluebird Bio, Inc.	(213)	(17,253)	0.23
Blueprint Medicines Corp.	(145)	(9,982)	0.14
Boeing Co. (The)	(76)	(25,833)	0.31
Brunswick Corp.	(1,337)	(77,867)	0.93
BWX Technologies, Inc.	(1,124)	(65,304)	0.78
Cabot Microelectronics Corp.	(75)	(11,334)	0.14
Cantel Medical Corp.	(571)	(41,620)	0.49
Capri Holdings Ltd.	(367)	(11,403)	0.14
Carvana Co.	(242)	(19,621)	0.22
Catalent, Inc.	(113)	(5,497)	0.07
Cheniere Energy, Inc.	(547)	(33,668)	0.43
Cognex Corp.	(1,132)	(58,287)	0.73
CommScope Holding Co., Inc.	(1,452)	(16,262)	0.23
Compass Minerals International, Inc.	(640)	(36,147)	0.45
Concho Resources, Inc.	(159)	(10,736)	0.13
CoreSite Realty Corp.	(231)	(27,143)	0.35
Corning, Inc.	(1,288)	(38,163)	0.47
Cousins Properties, Inc.	(1,465)	(58,790)	0.67
Cullen/Frost Bankers, Inc.	(575)	(51,796)	0.66
Diamondback Energy, Inc.	(767)	(65,778)	0.81
Digital Realty Trust, Inc.	(381)	(48,402)	0.63
Dolby Laboratories, Inc., Class B	(59)	(3,795)	0.05
Dominion Energy, Inc.	(135)	(11,144)	0.14
Dorman Products, Inc.	(107)	(7,699)	0.11
Exact Sciences Corp.	(169)	(14,703)	0.18
FedEx Corp.	(231)	(35,264)	0.44
FireEye, Inc.	(3,835)	(60,746)	0.73
First Interstate BancSystem, Inc., Class A	(386)	(16,197)	0.20
First Republic Bank	(248)	(26,377)	0.32
First Solar, Inc.	(981)	(50,806)	0.68
Flex Ltd.	(1,744)	(20,492)	0.22
Floor & Decor Holdings, Inc., Class A	(85)	(3,896)	0.05
Fortive Corp.	(120)	(8,280)	0.11
Gartner, Inc.	(400)	(61,632)	0.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
United States–(continued)

Globus Medical, Inc., Class A	(304)	$(15,920)	0.19
Granite Construction, Inc.	(1,265)	(29,778)	0.57
Green Dot Corp., Class A	(472)	(13,612)	0.14
Guidewire Software, Inc.	(405)	(45,660)	0.54
Healthcare Services Group, Inc.	(2,159)	(52,593)	0.68
Healthcare Trust of America, Inc., Class A	(1,218)	(37,758)	0.45
Howard Hughes Corp. (The)	(478)	(53,450)	0.63
ICU Medical, Inc.	(257)	(41,534)	0.49
Illumina, Inc.	(120)	(35,462)	0.45
Independent Bank Corp.	(312)	(25,609)	0.32
Insulet Corp.	(145)	(21,071)	0.27
International Flavors & Fragrances, Inc.	(85)	(10,371)	0.12
InterXion Holding N.V.	(931)	(82,133)	0.95
IPG Photonics Corp.	(611)	(82,045)	1.05
Iron Mountain, Inc.	(1,003)	(32,898)	0.42
J.B. Hunt Transport Services, Inc.	(163)	(19,162)	0.23
Jack Henry & Associates, Inc.	(152)	(21,517)	0.26
Knight-Swift Transportation Holdings, Inc.	(1,207)	(44,007)	0.56
Liberty Broadband Corp., Class A	(655)	(77,283)	0.88
Littelfuse, Inc.	(130)	(22,824)	0.30
LivaNova PLC	(267)	(18,885)	0.24
LiveRamp Holdings, Inc.	(230)	(8,991)	0.11
Lumentum Holdings, Inc.	(56)	(3,509)	0.04
Macerich Co. (The)	(593)	(16,308)	0.21
Markel Corp.	(68)	(79,628)	0.95
Marriott Vacations Worldwide Corp.	(520)	(57,164)	0.69
Marsh & McLennan Cos., Inc.	(52)	(5,388)	0.06
Matador Resources Co.	(1,239)	(17,235)	0.20
Merit Medical Systems, Inc.	(329)	(6,796)	0.12
Mohawk Industries, Inc.	(329)	(47,172)	0.51
Moody’s Corp.	(152)	(33,545)	0.40
Mosaic Co. (The)	(162)	(3,221)	0.04
Nektar Therapeutics	(745)	(12,758)	0.16
Netflix, Inc.	(13)	(3,736)	0.04
New Relic, Inc.	(66)	(4,228)	0.05
Novanta, Inc.	(53)	(4,720)	0.06
Nutanix, Inc., Class A	(847)	(24,749)	0.28
NVIDIA Corp.	(327)	(65,734)	0.78

	Shares	Value	Percentage of Reference Entities
United States–(continued)

Ollie’s Bargain Outlet Holdings, Inc.	(194)	$(12,393)	0.15
ONEOK, Inc.	(421)	(29,398)	0.36
Palo Alto Networks, Inc.	(65)	(14,780)	0.17
Park Hotels & Resorts, Inc.	(228)	(5,301)	0.07
Pebblebrook Hotel Trust	(2,581)	(66,358)	0.85
PNC Financial Services Group, Inc. (The)	(381)	(55,893)	0.68
Pool Corp.	(26)	(5,392)	0.07
PriceSmart, Inc.	(399)	(29,566)	0.33
Proto Labs, Inc.	(34)	(3,297)	0.04
Pure Storage, Inc., Class A	(2,951)	(57,426)	0.69
Quidel Corp.	(51)	(2,902)	0.04
Rollins, Inc.	(993)	(37,843)	0.44
Sage Therapeutics, Inc.	(163)	(22,111)	0.28
Sarepta Therapeutics, Inc.	(225)	(18,689)	0.24
Senior Housing Properties Trust	(457)	(4,536)	0.05
Simon Property Group, Inc.	(28)	(4,219)	0.05
Sirius XM Holdings, Inc.	(7,187)	(48,297)	0.56
STAG Industrial, Inc.	(144)	(4,470)	0.05
State Street Corp.	(1,168)	(77,170)	0.95
Targa Resources Corp.	(1,538)	(59,797)	0.76
Tesla, Inc.	(95)	(29,917)	0.30
Thor Industries, Inc.	(108)	(6,832)	0.08
Tiffany & Co.	(452)	(56,279)	0.50
Trinity Industries, Inc.	(552)	(10,919)	0.13
United Bankshares, Inc.	(947)	(37,444)	0.46
Urban Outfitters, Inc.	(252)	(7,232)	0.09
ViaSat, Inc.	(645)	(44,402)	0.56
VICI Properties, Inc.	(1,102)	(25,952)	0.32
Vulcan Materials Co.	(28)	(4,000)	0.05
Wabtec Corp.	(662)	(45,923)	0.57
Walt Disney Co. (The)	(175)	(22,736)	0.28
Wayfair, Inc., Class A	(430)	(35,359)	0.60
Webster Financial Corp.	(738)	(32,546)	0.39
Welbilt, Inc.	(3,107)	(58,909)	0.70
Wix.com Ltd.	(228)	(27,832)	0.32
Wolverine World Wide, Inc.	(420)	(12,466)	0.15
World Wrestling Entertainment, Inc., Class A	(346)	(19,390)	0.28
Zillow Group, Inc., Class A	(1,773)	(57,747)	0.72
		(3,544,148)
Total Equity Securities - Short		$(8,271,909)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $7,594,240)	$8,224,549

Investments in affiliated money market funds, at value (Cost $248,878)	248,884

Other investments:
Swaps receivable - OTC	2,597

Unrealized appreciation on swap agreements - OTC	2,611

Deposits with brokers:
Cash collateral - OTC Derivatives	50,000

Cash	23,623
Foreign currencies, at value (Cost $29,250)	29,436

Receivable for:
Dividends	26,006

Fund expenses absorbed	6,393

Fund shares sold	4

Investment for trustee deferred compensation and retirement plans	14,832

Other assets	4,329

Total assets	8,633,264

Liabilities:
Other investments:
Swaps payable - OTC	6,514

Unrealized depreciation on swap agreements - OTC	132,102

Payable for:
Accrued fees to affiliates	2,537

Accrued trustees’ and officers’ fees and benefits	1,335

Accrued other operating expenses	88,826

Trustee deferred compensation and retirement plans	14,832

Total liabilities	246,146

Net assets applicable to shares outstanding	$8,387,118

Net assets consist of:

Shares of beneficial interest	$8,842,260

Distributable earnings (loss)	(455,142)

$8,387,118

Net Assets:

Class A	$2,846,361

Class C	$63,274

Class R	$29,129

Class Y	$4,857,779

Class R5	$295,121

Class R6	$295,454

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	488,046

Class C	11,282

Class R	5,061

Class Y	823,464

Class R5	50,001

Class R6	50,001

Class A:
Net asset value per share	$5.83

Maximum offering price per share (Net asset value of $5.83 ÷ 94.50%)	$6.17

Class C:
Net asset value and offering price per share	$5.61

Class R:
Net asset value and offering price per share	$5.76

Class Y:
Net asset value and offering price per share	$5.90

Class R5:
Net asset value and offering price per share	$5.90

Class R6:
Net asset value and offering price per share	$5.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco Global Market Neutral Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $14,942)	$223,127

Dividends from affiliated money market funds	16,538

Total investment income	239,665

Expenses:

Advisory fees	83,825

Administrative services fees	9,339

Custodian fees	12,058

Distribution fees:
Class A	8,069

Class C	865

Class R	159

Transfer agent fees – A, C, R and Y	4,675

Transfer agent fees – R5	42

Transfer agent fees – R6	96

Trustees’ and officers’ fees and benefits	19,761

Registration and filing fees	74,195

Reports to shareholders	13,296

Professional services fees	91,210

Other	13,411

Total expenses	331,001

Less: Fees waived and/or expenses reimbursed	(212,361)

Net expenses	118,640

Net investment income	121,025

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(967,344)

Foreign currencies	167,945

Swap agreements	(1,376,544)

(2,175,943)

Change in net unrealized appreciation (depreciation) of:
Investment securities	453,304

Foreign currencies	368

Swap agreements	(11,254)

442,418

Net realized and unrealized gain (loss)	(1,733,525)

Net increase (decrease) in net assets resulting from operations	$(1,612,500)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                      Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$121,025	$112,370

Net realized gain (loss)	(2,175,943)	2,986,942

Change in net unrealized appreciation (depreciation)	442,418	(3,269,219)

Net increase (decrease) in net assets resulting from operations	(1,612,500)	(169,907)

Distributions to shareholders from distributable earnings:

Class A	(1,070,633)	(523,417)

Class C	(28,405)	(25,478)

Class R	(9,148)	(2,226)

Class Y	(1,507,049)	(505,288)

Class R5	(109,933)	(34,326)

Class R6	(222,304)	(65,827)

Total distributions from distributable earnings	(2,947,472)	(1,156,562)

Return of capital:

Class A	(23,082)	–

Class C	(637)	–

Class R	(231)	–

Class Y	(31,023)	–

Class R5	(2,339)	–

Class R6	(5,397)	–

Total return of capital	(62,709)	–

Total distributions	(3,010,181)	(1,156,562)

Share transactions-net:

Class A	(36,550)	(2,453,283)

Class C	(14,354)	(224,102)

Class R	5,136	9,943

Class Y	2,468,675	(2,205,488)

Class R6	(255,305)	24,608

Net increase (decrease) in net assets resulting from share transactions	2,167,602	(4,848,322)

Net increase (decrease) in net assets	(2,455,079)	(6,174,791)

Net assets:

Beginning of year	10,842,197	17,016,988

End of year	$8,387,118	$10,842,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                      Invesco Global Market Neutral Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$9.29	$0.08	$(1.33)	$(1.25)	$(0.23)	$(1.97)	$(0.01)	$(2.21)	$5.83	(16.32)%		$2,846	1.49	%(d)	3.90	%(d)	1.23	%(d)	144%
Year ended 10/31/18	10.06	0.06	(0.14)	(0.08)	-	(0.69)	-	(0.69)	9.29	(0.79)		4,592	1.49		3.38		0.68		64
Year ended 10/31/17	9.91	0.05	0.10	0.15	-	-	-	-	10.06	1.51		7,654	1.52		2.93		0.51		35
Year ended 10/31/16	10.31	0.10	(0.47)	(0.37)	-	(0.03)	-	(0.03)	9.91	(3.64)		7,729	1.61		2.89		1.00		79
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	-	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Class C
Year ended 10/31/19	8.97	0.04	(1.29)	(1.25)	(0.14)	(1.97)	(0.00)	(2.11)	5.61	(16.95)		63	2.24	(d)	4.65	(d)	0.48	(d)	144
Year ended 10/31/18	9.81	(0.01)	(0.14)	(0.15)	-	(0.69)	-	(0.69)	8.97	(1.56)		123	2.24		4.13		(0.07)		64
Year ended 10/31/17	9.74	(0.02)	0.09	0.07	-	-	-	-	9.81	0.72		381	2.27		3.68		(0.24)		35
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	-	(0.03)	-	(0.03)	9.74	(4.27)		634	2.36		3.64		0.25		79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	-	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Class R
Year ended 10/31/19	9.19	0.07	(1.32)	(1.25)	(0.21)	(1.97)	(0.00)	(2.18)	5.76	(16.52)		29	1.74	(d)	4.15	(d)	0.98	(d)	144
Year ended 10/31/18	9.98	0.04	(0.14)	(0.10)	-	(0.69)	-	(0.69)	9.19	(1.00)		39	1.74		3.63		0.43		64
Year ended 10/31/17	9.86	0.03	0.09	0.12	-	-	-	-	9.98	1.22		32	1.77		3.18		0.26		35
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	-	(0.03)	-	(0.03)	9.86	(3.75)		23	1.86		3.14		0.75		79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	-	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Class Y
Year ended 10/31/19	9.39	0.10	(1.35)	(1.25)	(0.13)	(1.97)	(0.14)	(2.24)	5.90	(16.14)		4,858	1.24	(d)	3.65	(d)	1.48	(d)	144
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	-	(0.69)	-	(0.69)	9.39	(0.56)		4,698	1.24		3.13		0.93		64
Year ended 10/31/17	9.96	0.08	0.10	0.18	-	-	-	-	10.14	1.81		7,476	1.27		2.68		0.76		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	-	(0.03)	-	(0.03)	9.96	(3.43)		12,261	1.36		2.64		1.25		79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	-	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Class R5
Year ended 10/31/19	9.39	0.10	(1.35)	(1.25)	(0.26)	(1.97)	(0.01)	(2.24)	5.90	(16.14)		295	1.24	(d)	3.60	(d)	1.48	(d)	144
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	-	(0.69)	-	(0.69)	9.39	(0.57)		470	1.24		3.07		0.93		64
Year ended 10/31/17	9.96	0.08	0.10	0.18	-	-	-	-	10.14	1.81		507	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	-	(0.03)	-	(0.03)	9.96	(3.43)		498	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	-	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Class R6
Year ended 10/31/19	9.39	0.10	(1.34)	(1.24)	(0.26)	(1.97)	(0.01)	(2.24)	5.91	(16.00)		295	1.24	(d)	3.60	(d)	1.48	(d)	144
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	-	(0.69)	-	(0.69)	9.39	(0.57)		919	1.24		3.07		0.93		64
Year ended 10/31/17	9.97	0.08	0.09	0.17	-	-	-	-	10.14	1.71		966	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	-	(0.03)	-	(0.03)	9.97	(3.33)		786	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	-	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,228, $86, $32, $4,388, $330 and $759 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                      Invesco Global Market Neutral Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

22                      Invesco Global Market Neutral Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

23                      Invesco Global Market Neutral Fund

changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

24                      Invesco Global Market Neutral Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.950%
Next $250 million	0.930%
Next $500 million	0.910%
Next $1.5 billion	0.890%
Next $2.5 billion	0.870%
Next $2.5 billion	0.850%
Next $2.5 billion	0.830%
Over $10 billion	0.810%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.95%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $83,825, reimbursed fund level expenses of $123,724 and reimbursed class level expenses of $1,951, $52, $19, $2,652, $42 and $96 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $134 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

25                      Invesco Global Market Neutral Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Australia	$–	$324,532	$–	$324,532

Austria	–	66,453	–	66,453

Belgium	–	86,143	–	86,143

Canada	537,330	–	–	537,330

Colombia	29,287	–	–	29,287

Denmark	–	174,592	–	174,592

Finland	–	44,358	–	44,358

France	–	203,283	–	203,283

Germany	–	195,682	–	195,682

Hong Kong	–	49,612	–	49,612

Ireland	41,153	–	–	41,153

Israel	–	29,208	–	29,208

Italy	–	38,005	–	38,005

Japan	–	1,606,907	–	1,606,907

Jordan	–	59,834	–	59,834

Netherlands	29,443	138,394	–	167,837

Puerto Rico	79,348	–	–	79,348

Russia	–	25,277	–	25,277

Spain	–	84,270	–	84,270

Sweden	–	356,654	–	356,654

Switzerland	–	101,175	–	101,175

United Kingdom	–	482,942	–	482,942

United States	3,440,667	–	–	3,440,667

Money Market Funds	248,884	–	–	248,884

Total Investments in Securities	4,406,112	4,067,321	–	8,473,433

Other Investments - Assets*

Swap Agreements	–	2,611	–	2,611

Other Investments - Liabilities*

Swap Agreements	–	(132,102)	–	(132,102)

Total Other Investments	–	(129,491)	–	(129,491)

Total Investments	$4,406,112	$3,937,830	$–	$8,343,942

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment

26                      Invesco Global Market Neutral Fund

netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Derivative Assets	Equity Risk

Unrealized appreciation on swap agreements - OTC	$2,611

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$2,611

Value
Derivative Liabilities	Equity Risk

Unrealized depreciation on swap agreements - OTC	$(132,102)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(132,102)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Morgan Stanley & Co. LLC	$5,208	$(138,616)	$(133,408)	$-	$50,000	$(83,408)

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain (Loss):
Swap agreements	$(1,376,544)

Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(11,254)

Total	$(1,387,798)

The table below summarizes the average notional value of derivatives held during the period.

Swap Agreements

Average notional value	$8,120,094

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

27                      Invesco Global Market Neutral Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$337,804	$-

Long-term capital gain	2,609,668	1,156,562

Return of capital	62,709	-

Total distributions	$3,010,181	$1,156,562

Tax Components of Net Assets at Period-End:

2019

Net unrealized appreciation - investments	$344,584

Net unrealized appreciation - foreign currencies	148

Temporary book/tax differences	(11,414)

Capital loss carryforward	(788,460)

Shares of beneficial interest	8,842,260

Total net assets	$8,387,118

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, swap agreements and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$788,460	$–	$788,460

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $12,250,806 and $13,340,782, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$705,017

Aggregate unrealized (depreciation) of investments	(360,433)

Net unrealized appreciation of investments	$344,584

Cost of investments for tax purposes is $7,999,358.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, net operating loss and foreign currencies, on October 31, 2019, undistributed net investment income was decreased by $74,407, undistributed net realized gain (loss) was increased by $1,205,265 and shares of beneficial interest was decreased by $1,130,858. This reclassification had no effect on the net assets of the Fund.

28                      Invesco Global Market Neutral Fund

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	6,040	$39,634	37,928	$351,211

Class C	3,512	22,457	568	5,059

Class R	670	3,971	1,601	14,805

Class Y	975,265	6,671,199	5,880	54,351

Class R6	24,393	168,058	17,152	159,607

Issued as reinvestment of dividends:

Class A	14,626	97,116	23,313	215,178

Class C	4,188	26,931	1,398	12,539

Class R	1,095	7,197	168	1,539

Class Y	78,642	527,688	21,188	197,049

Class R6	17,203	115,429	3,384	31,502

Automatic conversion of Class C shares to Class A shares:

Class A	104	647	-	-

Class C	(108)	(647)	-	-

Reacquired:

Class A	(26,886)	(173,947)	(327,811)	(3,019,672)

Class C	(10,082)	(63,095)	(27,069)	(241,700)

Class R	(992)	(6,032)	(712)	(6,401)

Class Y	(730,788)	(4,730,212)	(264,209)	(2,456,888)

Class R6	(89,453)	(538,792)	(17,887)	(166,501)

Net increase (decrease) in share activity	267,429	$2,167,602	(525,108)	$(4,848,322)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

  In addition, 76% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

29                      Invesco Global Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                      Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$937.30	$7.28	$1,017.69	$7.58	1.49%
Class C	1,000.00	935.00	10.93	1,013.91	11.37	2.24
Class R	1,000.00	936.60	8.49	1,016.43	8.84	1.74
Class Y	1,000.00	938.00	6.06	1,018.95	6.31	1.24
Class R5	1,000.00	938.00	6.06	1,018.95	6.31	1.24
Class R6	1,000.00	939.60	6.06	1,018.95	6.31	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31                      Invesco Global Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Market Neutral Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the

32                      Invesco Global Market Neutral Fund

performance of the Index for the one, three and five year periods. The Board noted that the valuation component of the Fund’s multi-factor model investment process and the Fund’s holdings in and overweight and underweight exposure to certain sectors detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33                      Invesco Global Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,609,668
Qualified Dividend Income*	87.11%
Corporate Dividends Received Deduction*	25.26%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                      Invesco Global Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                      Invesco Global Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Global Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. –1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3                      Invesco Global Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Global Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Global Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                      Invesco Global Market Neutral Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                      Invesco Global Market Neutral Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GMN-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund. 2 Letters to Shareholders 4 Management’s Discussion 4 Performance Summary 6 Long-Term Fund Performance 8 Supplemental Information 12 Consolidated Schedule of Investments 53 Consolidated Financial Statements 56 Consolidated Financial Highlights 57 Notes to Consolidated Financial Statements 69 Report of Independent Registered Public Accounting Firm 70 Fund Expenses 71 Approval of Investment Advisory and Sub-Advisory Contracts 73 Tax Information T-1 Trustees and Officers

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), outperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.14%
Class C Shares	2.38
Class R Shares	2.82
Class Y Shares	3.48
Class R5 Shares	3.37
Class R6 Shares	3.37
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	2.35

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The Fund’s investment objective is to seek a positive return over the long term in all market environments. The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World 100% Hedged to USD Index), over a rolling three-year period. The Fund seeks to achieve these targets by investing in long-term investment ideas (typically 20–30 ideas) that are combined through a risk-managed process into a single portfolio. There is no guarantee that the Fund will achieve either a positive return or its target return, and an investor may lose money by investing in the Fund. Each idea reflects a fundamental macroeconomic view with regard to asset classes, geographies, currencies or sectors globally that have the potential to deliver a positive return over a two- to three-year time horizon. This can include investments in a wide range of asset types, including derivative instruments and physical securities.

Portfolio Composition
By asset type
	Risk Allocation[1]	Notional Value as % of Total Net Assets[2]	Value as% of Total Net Assets[3]
Commodity	5.98%	34.96%	-0.08%
Credit	3.66	18.47	15.54
Currency	34.08	338.75	-0.59
Equity	21.78	473.10	31.13
Inflation	4.30	23.62	0.94
Interest Rate	26.19	347.37	20.17
Volatility[4]	4.01	0.80	-1.96
Money Market Funds Plus Other Assets Less Liabilities	-	-	34.85

(1)

The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.

(2)

The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2019.

(3)

The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2019.

(4)

Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

Total Net Assets	$67.4 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of October 31, 2019.

4                      Invesco Global Targeted Returns Fund

The fiscal year began with a mix of factors causing a sharp sell-off that ultimately led to the worst calendar year (2018) for global equities since the global financial crisis. Trade concerns, US politics, poor results from some ‘big tech’ names, a budget dispute between the Italian government and the European Union, Brexit indecision in the UK and the US Federal Reserve (the Fed) hiking interest rates all had a bearing on markets during the final months of 2018. Equities were not the only markets that felt pressure in 2018, as most major asset classes posted a negative return for the 2018 calendar year, as well.

Markets began 2019 confidently with global equities erasing much of their 2018 losses and continuing to climb throughout the fiscal year. Many central banks across the globe continued their path of loosening monetary policy, as a result of low inflation, geopolitical concerns and slowing global growth. Markets were busy pricing in an era of ‘lower for longer’ ahead of the Fed’s first interest rate cut in more than a decade. In addition, the European Central Bank (ECB) all but confirmed further policy changes that would inject more liquidity into markets. From a political standpoint, focus remained on Brexit negotiations and US-China trade tensions, as various threats and new policies occurred throughout the fiscal year. In fixed income markets, sovereign bond yields hit record lows (bond prices rallied). This was primarily driven by global central bank easing, ongoing trade concerns and renewed fears of economic slowdowns. Credit spreads moved roughly in line with equity markets over the fiscal year, benefiting from the mostly “risk-on” environment. The US dollar continued to strengthen and the Japanese yen lived true to its perceived safe haven status during periods of volatility. Lastly, oil prices experienced several shocks over the fiscal year from a myriad of geopolitical factors and growing concerns over the demand outlook.

Over the fiscal year, several of the Fund’s interest rate ideas were top contributors to the Fund’s performance, as yields in various developed regions fell. Specifically, the Interest Rates – Leveraged DM idea benefited from tumbling interest rate expectations in Europe and Australia and the Interest Rates – Yield Compression idea added to Fund results as the sharp drop in US interest rate expectations exceeded the decline in the UK. The selective emerging markets debt idea also performed well over the fiscal year, as allocations to Mexico, Poland and South Africa all benefited the Fund. Currency ideas were largely additive as well. In the Currency – Indian Rupee vs Chinese Renminbi idea, the fall in oil prices, which supported the rupee, drove this to be our top currency idea over the fiscal year. Our preference for the Japanese yen and US dollar in a number of ideas was also positive. The generally risk-on environment in 2019 supported exposures to credit in the selective credit and US high yield ideas.

Another top contributor to the Fund’s performance during the fiscal year was the Equities – US Large Cap vs Small Cap idea, which benefited from a preference for large cap companies, US homebuilders and housing-related companies over small cap companies. Within equities, we also saw positive contributions from the Equity – Japan and Equity – Selective Asia ideas, both of which were detractors for the prior fiscal year.

Among the most significant detractors from the Fund’s performance for the fiscal year was the Equity – European Divergence idea, mainly due to underlying security selection and a regional preference for Spain versus Germany and France within the idea. The global equity idea also performed poorly due to security selection and the idea’s exposure to global energy stocks. The Fund’s commodity carry idea detracted over the fiscal year, mainly due to the shape of the relevant energy curves, which made the amount of carry weaken. Despite choppy markets in December 2018 and periodically in 2019, the general upward trend in equities, supported by accommodative monetary policy, drove negative performance in the Fund’s volatility ideas. Modestly detracting from the Fund’s performance were preferences for the Swedish krona and Norwegian krone versus the euro, in currency ideas.

Over the next two to three years, we see growth prospects remaining muted, with growth slowing across corporate profits, capital expenditures and the property sector. We believe there are heightened risks from anti-globalization rhetoric, and re-shoring and bilateral trade agreements look to change the shape of economic growth. Our expectation is that inflation will remain low, at least in part due to a lack of pricing power and the ongoing debt overhang. Additionally, we believe the way the market is pricing in inflation suggests there is a limit to policy effectiveness in creating inflation, even after the recent shift in monetary policy. In our opinion, the Fed has left room for domestic conditions to drive policy growth. Monetary policy levers appear limited and a focus on fiscal policy seems to be gaining ground. We see bond markets becoming more volatile but believe that yields are ultimately capped. We believe symptoms of a stronger dollar are also starting to emerge. We believe risk assets appear vulnerable and require a selective approach. This includes relative value opportunities which exist in emerging markets and a focus on thematic and idiosyncratic drivers such as politics, trade and balance sheets. We believe volatility is likely to reset at higher average levels. While investor behavior (such as the search for yield) has suppressed volatility, we believe political uncertainty and financial system stresses are likely to drive volatility higher.

Our investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund, both positive and negative, can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your investment in Invesco Global Targeted Returns Fund.

Portfolio Managers:

Richard Batty

David Jubb

David Millar - Lead

Gwilym Satchell

Danielle Singer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.30%
5 Years	–0.51
1 Year	–2.52

Class C Shares
Inception (12/19/13)	0.52%
5 Years	–0.12
1 Year	1.38

Class R Shares
Inception (12/19/13)	1.01%
5 Years	0.35
1 Year	2.82

Class Y Shares
Inception (12/19/13)	1.53%
5 Years	0.88
1 Year	3.48

Class R5 Shares
Inception (12/19/13)	1.53%
5 Years	0.88
1 Year	3.37

Class R6 Shares
Inception (12/19/13)	1.51%
5 Years	0.86
1 Year	3.37

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1, 2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.73%, 3.48%,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.36%
5 Years	–0.29
1 Year	–4.01

Class C Shares
Inception (12/19/13)	0.58%
5 Years	0.08
1 Year	–0.33

Class R Shares
Inception (12/19/13)	1.08%
5 Years	0.57
1 Year	1.23

Class Y Shares
Inception (12/19/13)	1.60%
5 Years	1.10
1 Year	1.80

Class R5 Shares
Inception (12/19/13)	1.60%
5 Years	1.10
1 Year	1.79

Class R6 Shares
Inception (12/19/13)	1.59%
5 Years	1.10
1 Year	1.69

2.98%, 2.48%, 2.39% and 2.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any
contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7                      Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of an announcement by the Internal Revenue Service (IRS), the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                      Invesco Global Targeted Returns Fund

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.

9                      Invesco Global Targeted Returns Fund

∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

10                      Invesco Global Targeted Returns Fund

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The MSCI World 100% Hedged to USDSM Index is an unmanaged index considered representative of stocks of developed countries. The index is 100% hedged to the US dollar.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

11                      Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–28.18%

Australia–0.83%

Alumina Ltd.	24,011	$37,490

AMP Ltd.	40,349	50,867

BHP Group PLC	2,288	48,474

Metcash Ltd.	26,379	51,182

Newcrest Mining Ltd.	2,101	45,887

Nine Entertainment Co. Holdings Ltd.	26,786	33,873

Origin Energy Ltd.	11,106	60,007

QBE Insurance Group Ltd.	11,077	96,031

Rio Tinto plc	831	43,174

Woodside Petroleum Ltd.	4,259	93,913

		560,898

Austria–0.03%

BAWAG Group AG(a)(b)	184	7,605

Wienerberger AG	447	12,089

		19,694

Belgium–0.18%

Barco N.V.	117	25,433

Proximus SADP	1,627	49,940

UCB S.A.	588	47,397

		122,770

Brazil–0.05%

Itau Unibanco Holding S.A., Preference Shares	3,400	30,715

Canada–0.34%

Agnico Eagle Mines Ltd.	1,092	67,125

Barrick Gold Corp.	4,001	69,504

Canadian Natural Resources Ltd.	1,525	38,452

Methanex Corp.	309	11,721

Wheaton Precious Metals Corp.	1,619	45,446

		232,248

China–1.74%

Baidu, Inc., ADR(b)	703	71,601

Beijing Capital International Airport Co. Ltd., H Shares	34,000	32,082

Bitauto Holdings Ltd., ADR(b)	2,519	38,113

China Mobile Ltd.	5,000	40,582

China Oilfield Services Ltd., H Shares	38,000	52,896

China Pacific Insurance (Group) Co., Ltd., H Shares	15,000	54,066

CNOOC Ltd.	61,000	90,530

Dongfeng Motor Group Co. Ltd., H Shares	76,000	75,745

FIH Mobile Ltd.(b)	6,000	854

Huayu Automotive Systems Co. Ltd., A Shares	13,599	48,453

	Shares	Value
China–(continued)

JD.com, Inc., ADR(b)	4,542	$141,483

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	3,900	55,772

Minth Group Ltd.	10,000	35,301

NetEase, Inc., ADR	808	230,975

Qingdao Port International Co., Ltd., H Shares(a)	70,000	40,024

Sohu.com Ltd., ADR(b)	742	7,606

Suofeiya Home Collection Co., Ltd., A Shares	9,400	22,985

Tencent Holdings Ltd.	3,200	130,488

		1,169,556

Denmark–0.34%

AP Moller - Maersk A/S, Class B	28	35,684

Carlsberg A/S, Class B	330	46,423

Novo Nordisk A/S, Class B	1,891	104,115

Vestas Wind Systems A/S	547	44,647

		230,869

Finland–0.28%

Nokia Oyj	10,466	38,540

Stora Enso Oyj, Class R	3,806	49,369

UPM-Kymmene Oyj	3,104	100,932

		188,841

France–2.10%

Altran Technologies S.A.	1,132	17,970

AXA S.A.	2,351	62,133

BNP Paribas S.A.	1,369	71,522

Capgemini S.E.	799	90,010

Carrefour S.A.	6,026	102,600

Cie Generale des Etablissements Michelin SCA	729	88,758

Edenred	138	7,266

ENGIE S.A.	3,051	51,040

L’Oreal S.A.	152	44,399

Orange S.A.	7,911	127,523

Peugeot S.A.	1,981	50,191

Publicis Groupe S.A.	499	21,452

Safran S.A.	203	32,138

Sanofi S.A.	2,526	232,854

Sodexo S.A.	417	45,874

TOTAL S.A.	6,971	367,434

		1,413,164

Germany–1.01%

Allianz S.E.	110	26,846

BASF S.E.	267	20,322

Bayer AG	1,667	129,333

CompuGroup Medical S.E.	187	11,974

Deutsche Post AG	3,587	127,013

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

	Shares	Value
Germany–(continued)

Deutsche Telekom AG	5,613	$98,713

Fielmann AG	390	30,152

Merck KGaA	474	56,530

RWE AG	1,513	46,124

SAP S.E.	500	66,230

TAG Immobilien AG(b)	1,087	26,428

Volkswagen AG, Preference Shares	221	42,075

		681,740

Hong Kong–0.45%

AIA Group Ltd.	9,000	89,302

CK Asset Holdings Ltd.	5,500	38,270

CK Hutchison Holdings Ltd.	14,000	129,281

Pacific Basin Shipping Ltd.	24,000	5,564

Standard Chartered PLC	4,350	39,642

		302,059

India–0.70%

Bharat Heavy Electricals Ltd.	42,836	34,093

Housing Development Finance Corp. Ltd.	3,079	92,497

ICICI Bank Ltd., ADR	11,122	144,920

Infosys Ltd., ADR	4,246	40,719

Mahindra & Mahindra Ltd.	5,395	46,137

Shriram Transport Finance Co. Ltd.	3,986	63,971

UPL Ltd.	6,168	51,866

		474,203

Indonesia–0.05%

PT Bank Negara Indonesia (Persero) Tbk	59,800	32,604

Ireland–0.18%

AerCap Holdings N.V.(b)	141	8,161

CRH PLC	571	20,824

Kingspan Group PLC	1,032	53,542

Ryanair Holdings PLC, ADR(b)	528	39,410

		121,937

Israel–0.05%

Plus500 Ltd.	3,127	32,413

Italy–0.57%

Banco BPM S.p.A.(b)	17,338	39,598

Enel S.p.A.	6,927	53,640

Eni S.p.A.	3,195	48,424

Hera S.p.A.	13,162	56,393

Intesa Sanpaolo S.p.A.	41,344	103,971

Saipem S.p.A.(b)	6,738	30,538

Telecom Italia S.p.A.(b)	91,741	53,910

		386,474

Japan–0.29%

Mitsubishi Estate Co., Ltd.	1,100	21,314

Nintendo Co., Ltd., ADR	932	43,357

Sony Corp.	400	24,373

	Shares	Value
Japan–(continued)

Sumitomo Mitsui Financial Group, Inc.	1,100	$39,175

Toyota Motor Corp.	1,000	69,283

		197,502

Jordan–0.08%

Hikma Pharmaceuticals PLC	2,075	54,100

Luxembourg–0.06%

ArcelorMittal	2,681	39,604

Malaysia–0.01%

British American Tobacco Malaysia Bhd	2,100	9,454

Mexico–0.07%

Fibra Uno Administracion S.A. de C.V.	29,200	44,354

Netherlands–0.70%

ASM International N.V.	529	53,175

Heineken Holding N.V.	489	46,673

ING Groep N.V.	8,547	96,570

Intertrust N.V.(a)	748	14,218

Koninklijke Ahold Delhaize N.V.	3,519	87,646

Prosus N.V.(b)	535	36,893

SBM Offshore N.V.	2,901	49,905

Signify N.V.	1,136	33,315

Wolters Kluwer N.V.	711	52,364

		470,759

Norway–0.26%

Equinor ASA	4,845	90,051

Orkla ASA	1,513	14,544

Telenor ASA	2,369	44,347

Yara International ASA	628	24,484

		173,426

Portugal–0.06%

EDP - Energias de Portugal S.A., Class R	6,375	26,242

NOS, SGPS S.A.	2,414	14,341

		40,583

Russia–0.06%

Evraz PLC	895	4,259

Sberbank of Russia PJSC, ADR	2,368	34,828

Sberbank of Russia PJSC, ADR	9	132

		39,219

Singapore–0.26%

Jardine Cycle & Carriage Ltd.	1,800	43,030

United Overseas Bank Ltd.	6,700	131,900

		174,930

South Africa–0.13%

Naspers Ltd., Class N	535	76,025

Old Mutual Ltd.	8,974	11,678

		87,703

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

	Shares	Value

South Korea–1.32%

E-MART, Inc.	295	$28,248

Hyundai Motor Co.	536	56,131

Hyundai Motor Co., Second Pfd.	733	49,942

Hyundai Steel Co.	1,277	34,866

KB Financial Group, Inc.	1,898	68,117

Korea Electric Power Corp.(b)	2,392	52,337

LG Corp.	1,241	73,826

Samsung Electronics Co., Ltd.	6,085	263,000

Samsung Electronics Co., Ltd., Preference Shares	3,245	113,669

Samsung Fire & Marine Insurance Co., Ltd.	416	77,093

Shinhan Financial Group Co., Ltd.	1,895	68,944

		886,173

Spain–0.52%

ACS Actividades de Construccion y Servicios S.A.	1,200	48,732

Aena SME S.A.(a)	255	46,802

Applus Services S.A.	1,657	19,985

Banco Bilbao Vizcaya Argentaria S.A.	6,850	35,916

Bankia S.A.	14,550	27,734

CaixaBank S.A.	26,711	76,464

Endesa S.A.	1,906	51,875

Industria de Diseno Textil, S.A.	875	27,354

Merlin Properties SOCIMI, S.A.	1,162	17,112

		351,974

Sweden–0.60%

Atlas Copco AB, Class A	1,506	53,233

Autoliv, Inc.	295	22,963

Axfood AB	887	19,097

Boliden AB(b)	2,080	55,961

Bravida Holding AB(a)	741	6,828

Getinge AB, Class B	1,962	33,478

Hemfosa Fastigheter AB	1,818	18,734

Hennes & Mauritz AB, Class B	2,559	53,488

ICA Gruppen AB	742	32,818

Loomis AB, Class B	735	28,443

SSAB AB, Class A	3,454	9,675

SSAB AB, Class B	9,844	24,813

Swedish Match AB	732	34,378

Volvo AB, Class B	756	11,344

		405,253

Switzerland–1.41%

Adecco Group AG	362	21,464

Barry Callebaut AG	24	50,704

Flughafen Zurich AG	81	14,593

Forbo Holding AG	9	14,369

Galenica AG(a)(b)	250	14,942

Glencore PLC	34,865	105,193

Landis+Gyr Group AG(b)	201	18,636

Nestle S.A.	196	20,928

	Shares	Value

Switzerland–(continued)

Novartis AG	2,249	$196,467

PSP Swiss Property AG	398	52,663

Roche Holding AG	1,091	329,057

Swisscom AG	95	48,613

Zurich Insurance Group AG	164	64,108

		951,737

Taiwan–1.05%

Asustek Computer, Inc.	13,000	88,155

Delta Electronics, Inc.	15,000	65,849

Gigabyte Technology Co., Ltd.	27,000	45,061

Hon Hai Precision Industry Co., Ltd.	19,400	51,053

MediaTek, Inc.	11,000	147,048

Taiwan Semiconductor Manufacturing Co., Ltd.	17,000	165,160

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,802	144,667

		706,993

Thailand–0.22%

Bangkok Bank PCL, Foreign Shares	3,200	18,473

Bangkok Bank PCL, NVDR	10,300	59,281

Kasikornbank PCL, NVDR	15,000	69,042

		146,796

United Arab Emirates–0.02%

Borr Drilling Ltd.(b)	2,075	14,087

United Kingdom–9.51%

Aggreko PLC	1,161	11,923

Auto Trader Group PLC(a)	7,305	53,266

Aviva PLC	38,988	209,801

Babcock International Group PLC	11,181	80,259

BAE Systems PLC	46,371	346,154

Balfour Beatty PLC	8,330	24,409

Barclays PLC	72,228	156,882

Beazley PLC	12,849	97,694

BP PLC	94,934	603,229

British American Tobacco PLC	8,551	298,871

British Land Co. PLC (The)	10,185	82,261

Britvic PLC	1,741	22,266

BT Group PLC	54,676	145,029

Capita PLC(b)	38,904	78,708

Coca-Cola European Partners PLC	855	45,751

Countryside Properties PLC(a)	4,496	20,582

Derwent London PLC	2,357	108,394

Dialog Semiconductor PLC(b)	1,002	44,961

Drax Group PLC	11,623	44,718

easyJet PLC	14,072	225,690

Essentra PLC	3,775	18,661

G4S PLC	58,389	156,501

GlaxoSmithKline PLC	9,961	228,299

Greggs PLC	1,425	32,807

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                      Invesco Global Targeted Returns Fund

	Shares	Value

United Kingdom–(continued)

Hiscox Ltd.	3,166	$61,081

HSBC Holdings PLC	4,800	36,393

Imperial Brands PLC	1,471	32,313

Inchcape PLC	1,618	13,520

International Consolidated Airlines Group S.A.	5,499	37,780

International Consolidated Airlines Group S.A.	5,666	38,995

International Consolidated Airlines Group S.A., ADR	5,990	82,183

J Sainsbury PLC	48,120	126,881

Lancashire Holdings Ltd.	5,988	55,249

Legal & General Group PLC	52,061	178,266

Marks & Spencer Group PLC	33,517	78,829

Melrose Industries PLC	15,471	42,729

Moneysupermarket.com Group PLC	2,287	10,169

N Brown Group PLC	4,573	7,434

National Grid PLC	6,737	78,758

NewRiver REIT PLC	24,494	63,808

Next PLC	2,637	225,663

Pearson PLC	10,211	90,471

Provident Financial PLC	7,740	44,238

Rightmove PLC	3,849	29,888

Rolls-Royce Holdings PLC(b)	18,295	168,075

Rolls-Royce Holdings PLC, Class C(b)	825,654	1,069

Royal Bank of Scotland Group PLC (The)	89,182	245,869

Royal Dutch Shell PLC, Class A	14,801	429,161

Royal Dutch Shell PLC, Class A	4,887	141,687

Royal Dutch Shell PLC, Class B	2,308	66,471

RSA Insurance Group PLC	20,244	137,101

Smith & Nephew plc	1,991	42,668

SSE PLC	4,247	70,628

Stagecoach Group PLC	7,887	14,055

Standard Chartered PLC	1,845	16,772

TalkTalk Telecom Group PLC	19,017	27,502

Tate & Lyle PLC	5,172	45,099

Tesco PLC	55,059	168,051

Unilever N.V.	877	51,854

Vectura Group PLC	11,815	13,498

Vodafone Group PLC	99,835	204,239

WH Smith PLC	209	5,927

Whitbread PLC	1,720	90,582

		6,412,072

United States–2.65%

A.O. Smith Corp.	522	25,933

Agilent Technologies, Inc.	380	28,785

Allergan PLC	40	7,044

Altria Group, Inc.	2,273	101,808

Amcor PLC, CDI	2,693	25,641

American Express Co.	482	56,529

Anthem, Inc.	106	28,522

	Shares		Value

United States–(continued)

Aon PLC		184	$35,541

Baker Hughes Co.		2,437	52,152

Berkshire Hathaway, Inc., Class B(b)		204	43,366

Biogen, Inc.(b)		56	16,728

Booking Holdings, Inc.(b)		32	65,561

Bristol-Myers Squibb Co.		2,180	125,067

Broadcom, Inc.		179	52,420

Chevron Corp.		663	77,001

Citigroup, Inc.		1,534	110,233

Concho Resources, Inc.		166	11,208

First Republic Bank		626	66,581

Fiserv, Inc.(b)		192	20,379

Gilead Sciences, Inc.		760	48,420

JPMorgan Chase & Co.		655	81,823

Las Vegas Sands Corp.		1,551	95,914

Markel Corp.(b)		26	30,446

Microsoft Corp.		192	27,527

Nasdaq, Inc.		684	68,243

National Oilwell Varco, Inc.		1,368	30,944

Newmont Goldcorp Corp.		934	37,108

Old Dominion Freight Line, Inc.		165	30,043

TE Connectivity Ltd.		573	51,283

Texas Instruments, Inc.		902	106,427

United Rentals, Inc.(b)		158	21,104

United Technologies Corp.		455	65,329

Verizon Communications, Inc.		1,097	66,336

Wells Fargo & Co.		927	47,861

Williams-Sonoma, Inc.		359	23,978

			1,783,285

Total Common Stocks & Other Equity Interests (Cost $18,214,805)			18,990,189

	Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes–22.35%(c)

Australia–0.22%

BHP Billiton Finance Ltd., 6.50% (5 yr. GBP Swap Rate + 4.82%), 10/22/2077(d)	GBP	100,000	146,455

Belgium–0.19%

Solvay Finance S.A., 5.87% (e)	EUR	100,000	131,934

Egypt–0.05%

Egypt Treasury Bills, 17.48%, 11/12/2019	EGP	500,000	30,915

France–8.34%

Burger King France SAS, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(a)(d)	EUR	100,000	112,620

Electricite de France S.A., 5.88% (15 yr. GBP Swap Rate + 3.05%) (d)(e)	GBP	100,000	140,384

French Republic Government Bond OAT, 1.50%, 05/25/2050(a)	EUR	3,701,498	5,032,802

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

	Principal Amount		Value

France–(continued)

La Financiere Atalian S.A.S.U., 6.63%, 05/15/2025(a)	GBP	100,000	$86,076

Orange S.A., 5.88% (e)	GBP	100,000	140,661

Picard Groupe SAS, 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023(a)(d)	EUR	100,000	109,820

			5,622,363

Germany–0.21%

Deutsche Telekom AG, 3.13%, 02/06/2034	GBP	100,000	143,083

Israel–0.17%

Teva Pharmaceutical Finance Netherlands II B.V., 4.50%, 03/01/2025(a)	EUR	100,000	113,047

Italy–0.09%

Pro-Gest S.p.A., 3.25%, 12/15/2024(a)	EUR	100,000	59,395

Mexico–5.14%

Mexican Bonos,
Series M 20, 10.00%, 12/05/2024	MXN	55,500,000	3,307,496

Series M 20, 7.50%, 06/03/2027	MXN	1,500,000	81,559

Petroleos Mexicanos, 8.25%, 06/02/2022	GBP	50,000	73,281

			3,462,336

Netherlands–0.12%

HEMA Bondco I B.V., 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022(a)(d)	EUR	100,000	81,710

Portugal–0.12%

Portugal Obrigacoes do Tesouro OT, 2.88%, 10/15/2025(a)	EUR	60,000	78,781

South Africa–4.20%

Republic of South Africa Government Bond,
Series 2048, 8.75%, 02/28/2048	ZAR	1,150,000	66,303

Series R186, 10.50%, 12/21/2026	ZAR	38,018,000	2,762,567

			2,828,870

Spain–0.83%

CaixaBank, S.A., 6.75% (e)	EUR	200,000	246,535

Codere Finance 2 (Luxembourg) S.A., 6.75%, 11/01/2021	EUR	100,000	97,218

Naviera Armas, S.A., 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023(a)(d)	EUR	100,000	90,339

Spain Government Bond, 1.95%, 04/30/2026(a)	EUR	55,000	69,271

Spain Government Inflation Linked Bond, 0.55%, 11/30/2019(a)	EUR	52,362	58,533

			561,896

United Kingdom–2.34%

Barclays PLC, 7.88% (5 yr. GBP Swap Rate + 6.10%) (d)(e)	GBP	200,000	280,036

Boparan Finance PLC, 5.50%, 07/15/2021	GBP	100,000	74,610

	Principal Amount		Value

United Kingdom–(continued)

Fidelity International Ltd., 6.75%, 10/19/2020	GBP	50,000	$67,906

InterContinental Hotels Group PLC, 2.13%, 08/24/2026	GBP	100,000	130,902

Nationwide Building Society, 10.25% (e)	GBP	38,000	80,726

NatWest Markets PLC, Series 352, 6.20% (5 yr. UK Gilt Rate + 2.05%) (d)(e)	GBP	13,000	17,121

Next Group PLC, 3.63%, 05/18/2028	GBP	100,000	137,759

RAC Bond Co. PLC, 4.87%, 05/06/2026	GBP	100,000	127,949

RL Finance Bonds No. 3 PLC, 6.13%, 11/13/2028	GBP	100,000	153,194

Tesco Property Finance 2 PLC, 6.05%, 10/13/2039	GBP	41,992	71,384

Travis Perkins PLC, 4.50%, 09/07/2023	GBP	100,000	135,510

United Kingdom Gilt Inflation-Linked, 0.13%, 03/22/2026	GBP	22,586	34,764

Virgin Money UK PLC, 5.00% (5 yr. GBP Swap Rate + 3.52%), 02/09/2026(d)	GBP	100,000	130,707

Vodafone Group PLC, 3.38%, 08/08/2049	GBP	100,000	136,440

			1,579,008

United States–0.33%

Netflix, Inc., 3.88%, 11/15/2029(a)	EUR	100,000	114,438

PepsiCo, Inc., 0.88%, 10/16/2039	EUR	100,000	110,380

			224,818

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,326,744)			15,064,611

U.S. Dollar Denominated Bonds & Notes–10.36%

Argentina–0.06%

Argentine Republic Government International Bond, 6.88%, 01/11/2048		$ 100,000	39,126

Australia–0.03%

Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75%, 04/30/2026(a)		18,000	18,180

Brazil–0.38%

MARB BondCo PLC, 7.00%, 03/15/2024(a)		200,000	208,500

Petrobras Global Finance B.V., 5.75%, 02/01/2029		41,000	45,699

			254,199

Canada–0.35%

1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/2025(a)		14,000	14,455

Air Canada, 7.75%, 04/15/2021(a)		25,000	26,906

Bombardier, Inc.,
8.75%, 12/01/2021(a)		16,000	17,000

5.75%, 03/15/2022(a)		20,000	19,700

6.13%, 01/15/2023(a)		27,000	26,460

7.50%, 03/15/2025(a)		20,000	19,200

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

	Principal Amount	Value

Canada–(continued)

Calfrac Holdings L.P., 8.50%, 06/15/2026(a)	$11,000	$4,775

Ensign Drilling, Inc., 9.25%, 04/15/2024(a)	13,000	11,082

GFL Environmental, Inc., 7.00%, 06/01/2026(a)	5,000	5,313

GW B-CR Security Corp., 9.50%, 11/01/2027(a)	9,000	9,270

Norbord, Inc., 5.75%, 07/15/2027(a)	15,000	15,562

Parkland Fuel Corp., 6.00%, 04/01/2026(a)	25,000	26,524

Precision Drilling Corp.,
6.50%, 12/15/2021	5,194	5,181

5.25%, 11/15/2024	12,000	10,170

Taseko Mines Ltd., 8.75%, 06/15/2022(a)	27,000	23,895

		235,493

Germany–0.34%

Allianz S.E., 3.88% (e)	200,000	192,140

Mercer International, Inc.,
6.50%, 02/01/2024	24,000	24,810

5.50%, 01/15/2026	12,000	11,558

		228,508

Italy–0.36%

Telecom Italia Capital S.A.,
6.38%, 11/15/2033	7,000	7,750

7.20%, 07/18/2036	18,000	21,060

Telecom Italia S.p.A., 5.30%, 05/30/2024(a)	200,000	214,750

		243,560

Luxembourg–0.69%

Altice Financing S.A., 7.50%, 05/15/2026(a)	200,000	213,000

FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.63%, 08/15/2026(a)	200,000	180,760

Intelsat (Luxembourg) S.A., 7.75%, 06/01/2021	13,000	12,383

Intelsat Connect Finance S.A., 9.50%, 02/15/2023(a)	5,000	4,663

Intelsat Jackson Holdings S.A.,
5.50%, 08/01/2023	28,000	26,320

8.50%, 10/15/2024(a)	25,000	25,242

9.75%, 07/15/2025(a)	5,000	5,217

		467,585

Mexico–0.02%

Petroleos Mexicanos, 6.49%, 01/23/2027(a)	10,000	10,688

Spain–0.25%

Telefonica Emisiones S.A., 4.90%, 03/06/2048	150,000	168,032

	Principal Amount	Value

United Kingdom–0.59%

Barclays Bank PLC, 2.31% (e)	$20,000	$15,345

National Westminster Bank PLC, Series B, 2.39% (e)	100,000	84,375

Royal Bank of Scotland Group PLC (The),	200,000	204,250
7.50% (5 yr. U.S. Swap Rate + 5.80%) (d)(e)

4.42% (3 mo. USD LIBOR + 2.32%) (d)(e)	100,000	97,484

		401,454

United States–7.29%

Adient US LLC, 7.00%, 05/15/2026(a)	10,000	10,563

Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(a)	2,000	2,050

AES Corp. (The), 5.50%, 04/15/2025	15,000	15,614

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	33,000	34,774

7.50%, 03/15/2026(a)	7,000	7,814

5.88%, 02/15/2028(a)	7,000	7,534

Ally Financial, Inc., 8.00%, 03/15/2020	30,000	30,625

AMC Entertainment Holdings, Inc., 6.13%, 05/15/2027	30,000	27,281

AMC Networks, Inc., 5.00%, 04/01/2024	30,000	30,632

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	13,000	14,463

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 09/15/2024	32,000	26,080

5.75%, 01/15/2028(a)	30,000	22,425

Apple, Inc., 3.45%, 02/09/2045	50,000	53,072

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(a)	30,000	28,539

Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(a)	14,000	15,680

B&G Foods, Inc., 5.25%, 04/01/2025	14,000	14,350

Bausch Health Americas, Inc., 9.25%, 04/01/2026(a)	16,000	18,140

Bausch Health Cos., Inc.,
6.13%, 04/15/2025(a)	57,000	59,316

5.75%, 08/15/2027(a)	5,000	5,442

BMC East, LLC, 5.50%, 10/01/2024(a)	40,000	41,750

Booking Holdings, Inc., 3.60%, 06/01/2026	100,000	108,007

Boyd Gaming Corp.,
6.38%, 04/01/2026	20,000	21,325

6.00%, 08/15/2026	13,000	13,829

Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	10,000	7,900

Brink’s Co. (The), 4.63%, 10/15/2027(a)	24,000	24,360

California Resources Corp., 8.00%, 12/15/2022(a)	12,000	3,540

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)

Callon Petroleum Co.,
6.13%, 10/01/2024	$35,000	$33,425
6.38%, 07/01/2026	6,000	5,625
Camelot Finance S.A., 4.50%, 11/01/2026(a)	5,000	5,065
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(a)	23,000	23,747
Cardtronics Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(a)	17,000	17,638
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	20,000	20,450
5.75%, 02/15/2026(a)	56,000	59,276
5.13%, 05/01/2027(a)	100,000	105,625
Centene Corp., 5.38%, 06/01/2026(a)	18,000	19,098
Centennial Resource Production, LLC, 6.88%, 04/01/2027(a)	18,000	17,730
CenturyLink, Inc., Series S,
6.45%, 06/15/2021	20,000	21,100
7.50%, 04/01/2024	32,000	36,400
Chemours Co. (The), 7.00%, 05/15/2025	22,000	21,285
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(a)	24,000	21,780
8.00%, 10/15/2025(a)	6,000	5,385
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(a)	32,000	35,260
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(a)	48,000	45,480
Colony Capital, Inc., Conv.,
3.88%, 01/15/2021	1,000	985
5.00%, 04/15/2023	8,000	7,831
CommScope, Inc.,
6.00%, 03/01/2026(a)	15,000	15,488
8.25%, 03/01/2027(a)	25,000	23,774
Community Health Systems, Inc.,
6.25%, 03/31/2023	18,000	17,606
8.00%, 03/15/2026(a)	17,000	16,660
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, , 09/15/2024(a)(f)	34,000	33,957
Coty, Inc., 6.50%, 04/15/2026(a)	70,000	71,896
CSC Holdings, LLC,
6.75%, 11/15/2021	69,000	74,520
5.25%, 06/01/2024	27,000	29,160
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(a)	16,000	17,000
Dana, Inc., 5.50%, 12/15/2024	12,000	12,375
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(a)	29,000	30,783
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	12,000	6,165
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(a)	21,000	21,971
6.63%, 08/15/2027(a)	21,000	21,683
DISH DBS Corp., 5.88%, 11/15/2024	81,000	81,506

	Principal Amount	Value
United States–(continued)

DPL, Inc., 4.35%, 04/15/2029(a)	$7,000	$6,998
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(a)(f)	41,000	41,461
Element Solutions, Inc., 5.88%, 12/01/2025(a)	19,000	19,929
Energizer Holdings, Inc.,
6.38%, 07/15/2026(a)	2,000	2,138
7.75%, 01/15/2027(a)	11,000	12,210
Energy Transfer Operating, L.P., Series A, 6.25% (e)	13,000	12,110
EnerSys, 5.00%, 04/30/2023(a)	27,000	27,979
EnPro Industries, Inc., 5.75%, 10/15/2026	24,000	25,440
Envision Healthcare Corp., 8.75%, 10/15/2026(a)	7,000	3,973
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(a)(g)	35,000	14,525
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(a)	30,000	28,275
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(a)	21,000	20,055
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	51,000	50,044
Frontier Communications Corp.,
10.50%, 09/15/2022	43,000	20,318
11.00%, 09/15/2025	29,000	13,703
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(a)	25,000	25,750
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	24,000	22,320
Gray Television, Inc., 7.00%, 05/15/2027(a)	15,000	16,470
Gulfport Energy Corp.,
6.63%, 05/01/2023	4,000	3,010
6.00%, 10/15/2024	37,000	23,957
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(a)	39,000	38,464
HCA, Inc.,
5.88%, 02/15/2026	37,000	41,717
5.38%, 09/01/2026	12,000	13,110
5.50%, 06/15/2047	28,000	31,923
Herc Holdings, Inc., 5.50%, 07/15/2027(a)	18,000	18,720
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	50,000	55,950
Hillman Group, Inc. (The), 6.38%, 07/15/2022(a)	39,000	36,075
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(a)	21,000	21,971
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	40,000	43,200
iHeartCommunications, Inc.,
8.38%, 05/01/2027	16,000	17,240
5.25%, 08/15/2027(a)	12,000	12,410

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)

IRB Holding Corp., 6.75%, 02/15/2026(a)	$33,000	$33,660
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(a)	37,000	38,572
Iron Mountain, Inc., 5.25%, 03/15/2028(a)	8,000	8,440
iStar, Inc., 4.75%, 10/01/2024	28,000	28,945
Itron, Inc., 5.00%, 01/15/2026(a)	29,000	30,087
J. C. Penney Corp., Inc.,
8.63%, 03/15/2025(a)	50,000	32,125
6.38%, 10/15/2036	50,000	17,500
7.40%, 04/01/2037	50,000	18,250
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(a)	50,000	52,375
JBS USA LUX S.A./JBS USA Finance Inc, 5.75%, 06/15/2025	47,000	48,997
KB Home, 8.00%, 03/15/2020	11,000	11,251
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(a)	50,000	45,437
Koppers, Inc., 6.00%, 02/15/2025(a)	21,000	21,041
L Brands, Inc., 6.88%, 11/01/2035	32,000	27,360
Lennar Corp.,
4.75%, 11/15/2022	25,000	26,406
5.25%, 06/01/2026	12,000	13,245
Level 3 Financing, Inc., 5.25%, 03/15/2026	31,000	32,434
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(a)	18,000	17,340
Lithia Motors, Inc., 5.25%, 08/01/2025(a)	17,000	17,871
LPL Holdings, Inc., 5.75%, 09/15/2025(a)	20,000	20,800
Mattel, Inc., 6.75%, 12/31/2025(a)	17,000	17,829
Meredith Corp., 6.88%, 02/01/2026	40,000	41,429
Meritage Homes Corp., 6.00%, 06/01/2025	23,000	25,817
MGM Resorts International, 4.63%, 09/01/2026	37,000	38,942
Michaels Stores, Inc., 8.00%, 07/15/2027(a)	21,000	20,810
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(a)	36,000	33,750
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	42,000	44,415
Mueller Industries, Inc., 6.00%, 03/01/2027	35,000	35,612
Murphy Oil USA, Inc.,
5.63%, 05/01/2027	30,000	32,347
4.75%, 09/15/2029	7,000	7,324
Navient Corp.,
8.00%, 03/25/2020	25,000	25,594
7.25%, 01/25/2022	27,000	29,388
7.25%, 09/25/2023	14,000	15,347
Netflix, Inc.,
5.75%, 03/01/2024	14,000	15,464
5.88%, 11/15/2028	24,000	26,490

	Principal Amount	Value
United States–(continued)

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(a)	$19,000	$18,234
Noble Holding International Ltd., 7.75%, 01/15/2024	23,000	13,915
Novelis Corp., 6.25%, 08/15/2024(a)	10,000	10,500
NRG Energy, Inc.,
6.63%, 01/15/2027	17,000	18,488
5.25%, 06/15/2029(a)	13,000	13,991
NuStar Logistics L.P., 6.00%, 06/01/2026	17,000	18,253
Oasis Petroleum, Inc., 6.88%, 01/15/2023	23,000	20,010
OI European Group B.V., 4.00%, 03/15/2023(a)	11,000	11,028
Olin Corp., 5.63%, 08/01/2029	18,000	18,734
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(a)	12,000	11,430
Penske Automotive Group, Inc., 5.50%, 05/15/2026	43,000	45,096
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(a)	13,000	13,979
Plains All American Pipeline, L.P., Series B, 6.13% (e)	25,000	23,350
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(a)(f)	21,000	17,745
Post Holdings, Inc.,
5.75%, 03/01/2027(a)	13,000	13,905
5.63%, 01/15/2028(a)	13,000	13,959
Prime Security Services Borrower, LLC/Prime Finance, Inc.,
9.25%, 05/15/2023(a)	18,000	18,970
5.75%, 04/15/2026(a)	6,000	6,169
QEP Resources, Inc., 5.63%, 03/01/2026	27,000	24,435
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(a)	20,000	13,950
Reynolds Group Issuer, Inc./LLC, 7.00%, 07/15/2024(a)	40,000	41,475
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(a)	32,000	34,240
Scientific Games International, Inc., 10.00% 12/01/2022	18,000	18,563
ServiceMaster Co., LLC (The), 5.13%, 11/15/2024(a)	40,000	41,550
Simmons Foods, Inc., 5.75%, 11/01/2024(a)	14,000	13,755
Southwestern Energy Co.,
7.50%, 04/01/2026	8,000	7,061
7.75%, 10/01/2027	17,000	14,705
Spectrum Brands, Inc., 5.75%, 07/15/2025	37,000	38,757

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)

Sprint Corp.,
11.50%, 11/15/2021	$42,000	$48,772
7.88%, 09/15/2023	41,000	45,356
7.63%, 02/15/2025	6,000	6,608
7.63%, 03/01/2026	14,000	15,523
Standard Industries, Inc., 6.00%, 10/15/2025(a)	24,000	25,320
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	29,000	29,789
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(a)	40,000	34,200
Surgery Center Holdings, Inc., 10.00%, 04/15/2027(a)	12,000	12,180
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	16,000	16,480
5.88%, 04/15/2026	17,000	17,809
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(a)	13,000	14,414
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(a)	26,000	26,877
Tenet Healthcare Corp., 6.75%, 06/15/2023	53,000	56,379
Titan International, Inc., 6.50%, 11/30/2023	49,000	40,302
T-Mobile USA, Inc., 6.50%, 01/15/2026	54,000	57,920
Transocean, Inc., 7.50%, 04/15/2031	24,000	16,200
TreeHouse Foods, Inc., 6.00%, 02/15/2024(a)	14,000	14,560
Triumph Group, Inc., 7.75%, 08/15/2025	44,000	44,110
TWDC Enterprises 18 Corp., 3.00%, 02/13/2026	150,000	158,745
United Rentals North America, Inc.,
5.50%, 07/15/2025	37,000	38,571
6.50%, 12/15/2026	11,000	11,949
5.25%, 01/15/2030	6,000	6,330
US Foods, Inc., 5.88%, 06/15/2024(a)	20,000	20,675
Valaris PLC, 7.75%, 02/01/2026	18,000	9,540
Walmart, Inc., 2.65%, 12/15/2024	100,000	103,461
Waste Pro USA, Inc., 5.50%, 02/15/2026(a)	19,000	19,713

	Principal Amount		Value
United States–(continued)

WellCare Health Plans, Inc.,
5.25%, 04/01/2025	$25,000		$26,258
5.38%, 08/15/2026(a)	17,000		18,126
Whiting Petroleum Corp., 6.25%, 04/01/2023	27,000		19,710
William Carter Co. (The), 5.63%, 03/15/2027(a)	12,000		12,840
William Lyon Homes, Inc., 6.63%, 07/15/2027(a)	19,000		20,093
WPX Energy, Inc., 5.25%, 09/15/2024	42,000		42,630
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027	27,000		28,181
			4,912,841
Total U.S. Dollar Denominated Bonds & Notes (Cost $6,984,204)			6,979,666

U.S. Treasury Securities–1.12%

U.S. Treasury Inflation – Indexed Bonds–0.14%

0.75%, 07/15/2028	90,926	(h)	96,761

U.S. Treasury Inflation – Indexed Notes–0.15%

0.13%, 04/15/2021	101,254	(h)	100,774

U.S. Treasury Notes–0.83%

2.25%, 02/29/2020	560,164		561,138
Total U.S. Treasury Securities (Cost $752,344)			758,673

	Shares

Money Market Funds–29.54%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(i)	4,244,358		4,244,358
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(i)	3,032,061		3,033,274
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class, 1.91%(i)	7,777,988		7,777,988
Invesco Treasury Portfolio, Institutional Class, 1.66%(i)	4,850,694		4,850,694
Total Money Market Funds (Cost $19,905,497)			19,906,314

Options Purchased – 4.71% (Cost $2,581,697)			3,174,814
TOTAL INVESTMENTS IN SECURITIES–96.26%
(Cost $63,765,291)			64,874,267
OTHER ASSETS LESS LIABILITIES-3.74%			2,521,624
NET ASSETS-100.00%			$67,395,891

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
Conv.	– Convertible
EGP	– Egypt Pound
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
TBK	– Terbatas (Indonesian Corporation)
USD	– U.S. Dollar
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $9,420,108, which represented 14.38% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2019 represented less than 1% of the Fund’s Net Assets.

(h)	Principal amount of security and interest payments are adjusted for inflation.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

		Open Over-The-Counter Index Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
Equity Risk
Euro Stoxx 50 Index	Call	Barclays Bank PLC	01/17/2020	382	EUR	3,700.00	EUR	14,134,000	$176,596
Hang Seng Index	Call	UBS AG	12/30/2019	10	HKD	11,600.00	HKD	5,800,000	1,332
Hang Seng Index	Call	UBS AG	12/30/2019	9	HKD	11,700.00	HKD	5,265,000	940
Hang Seng Index	Call	UBS AG	12/30/2019	18	HKD	11,800.00	HKD	10,620,000	1,482
S&P 500 Index	Call	Goldman Sachs International	03/20/2020	16	USD	3,300.00	USD	5,280,000	16,513
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	01/17/2020	6	USD	3,090.00	USD	1,854,000	25,233
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	01/17/2020	46	USD	3,090.00	USD	14,214,000	193,457
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	2,825.00	USD	282,500	22,448
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	2,925.00	USD	292,500	13,632
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	2,950.00	USD	295,000	11,560
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,075.00	USD	307,500	3,182
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,200.00	USD	320,000	242
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,250.00	USD	325,000	78
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,300.00	USD	330,000	32
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,400.00	USD	340,000	6
S&P 500 Index	Call	Societe Generale	12/20/2019	3	USD	3,400.00	USD	1,020,000	19
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,500.00	USD	350,000	1
S&P 500 Index	Call	Societe Generale	12/20/2019	4	USD	3,500.00	USD	1,400,000	5
S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	3,600.00	USD	720,000	–
S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	3,700.00	USD	740,000	–
S&P 500 Index	Call	UBS AG	12/20/2019	4	USD	2,700.00	USD	1,080,000	136,789
S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	2,700.00	USD	1,350,000	170,987
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825.00	USD	282,500	22,448

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825.00	USD	282,500	$22,448

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,925.00	USD	292,500	13,633

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,925.00	USD	585,000	27,266

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,950.00	USD	590,000	23,120

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,950.00	USD	590,000	23,120

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,075.00	USD	307,500	3,182

S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	3,200.00	USD	960,000	725

S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	3,200.00	USD	1,600,000	1,208

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,250.00	USD	325,000	78

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,250.00	USD	650,000	157

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,300.00	USD	330,000	32

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,300.00	USD	660,000	64

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	USD	340,000	6

S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	3,500.00	USD	1,050,000	3

S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	3,500.00	USD	1,750,000	6

S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	3,600.00	USD	1,080,000	1

S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	3,600.00	USD	1,800,000	1

S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	3,700.00	USD	1,850,000	–

S&P 500 Index	Call	UBS AG	12/20/2019	7	USD	3,700.00	USD	2,590,000	–

Subtotal – Index Call Options Purchased				569					912,032

Equity Risk

Hang Seng Index	Put	J.P. Morgan Chase Bank, N.A.	12/30/2019	14	HKD	7,900.00	HKD	5,530,000	260

Hang Seng Index	Put	J.P. Morgan Chase Bank, N.A.	12/30/2019	12	HKD	8,500.00	HKD	5,100,000	446

Hang Seng Index	Put	J.P. Morgan Chase Bank, N.A.	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	823

Hang Seng Index	Put	Societe Generale	12/30/2019	14	HKD	7,900.00	HKD	5,530,000	260

Hang Seng Index	Put	Societe Generale	12/30/2019	13	HKD	8,500.00	HKD	5,525,000	484

Hang Seng Index	Put	Societe Generale	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	823

Hang Seng Index	Put	UBS AG	12/30/2019	13	HKD	7,900.00	HKD	5,135,000	241

Hang Seng Index	Put	UBS AG	12/30/2019	14	HKD	7,900.00	HKD	5,530,000	260

Hang Seng Index	Put	UBS AG	12/30/2019	13	HKD	8,500.00	HKD	5,525,000	484

Hang Seng Index	Put	UBS AG	12/30/2019	13	HKD	8,500.00	HKD	5,525,000	484

Hang Seng Index	Put	UBS AG	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	823

Hang Seng Index	Put	UBS AG	12/30/2019	12	HKD	9,000.00	HKD	5,400,000	823

Nikkei 225 Index	Put	BNP Paribas S.A.	04/10/2020	12	JPY	20,500.00	JPY	246,000,000	31,167

Nikkei 225 Index	Put	BNP Paribas S.A.	04/10/2020	10	JPY	22,750.00	JPY	227,500,000	83,017

S&P 500 Index	Put	Goldman Sachs International	03/20/2020	16	USD	3,000.00	USD	4,800,000	149,428

S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	1,300.00	USD	520,000	–

S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	1,400.00	USD	560,000	–

S&P 500 Index	Put	Societe Generale	12/20/2019	8	USD	1,500.00	USD	1,200,000	–

S&P 500 Index	Put	Societe Generale	12/20/2019	7	USD	1,600.00	USD	1,120,000	1

S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	1,700.00	USD	680,000	1

S&P 500 Index	Put	Societe Generale	12/20/2019	7	USD	1,700.00	USD	1,190,000	2

S&P 500 Index	Put	Societe Generale	12/20/2019	6	USD	1,800.00	USD	1,080,000	5

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,900.00	USD	570,000	6

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,000.00	USD	600,000	14

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,000.00	USD	600,000	14

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,100.00	USD	630,000	32

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,250.00	USD	675,000	104

S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	2,400.00	USD	960,000	409

S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	2,400.00	USD	960,000	409

S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	2,550.00	USD	1,020,000	1,090

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,700.00	USD	540,000	$1,310

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,825.00	USD	282,500	1,376

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,300.00	USD	130,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,300.00	USD	130,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,400.00	USD	140,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,400.00	USD	420,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,500.00	USD	150,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,500.00	USD	150,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	8	USD	1,500.00	USD	1,200,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,600.00	USD	160,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,600.00	USD	160,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,600.00	USD	800,000	1

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,700.00	USD	170,000	–

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,700.00	USD	340,000	1

S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,700.00	USD	510,000	1

S&P 500 Index	Put	UBS AG	12/20/2019	7	USD	1,700.00	USD	1,190,000	2

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	USD	180,000	1

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	USD	360,000	2

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	USD	360,000	2

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,800.00	USD	900,000	4

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,900.00	USD	950,000	10

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,900.00	USD	950,000	10

S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,900.00	USD	1,140,000	12

S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,900.00	USD	1,140,000	12

S&P 500 Index	Put	UBS AG	12/20/2019	8	USD	1,900.00	USD	1,520,000	15

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	USD	200,000	5

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,000.00	USD	400,000	9

S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,000.00	USD	600,000	14

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	2,000.00	USD	800,000	19

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,000.00	USD	1,000,000	23

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,100.00	USD	210,000	11

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	USD	420,000	21

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	USD	420,000	21

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	2,100.00	USD	840,000	43

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,100.00	USD	1,050,000	53

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,250.00	USD	450,000	69

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,250.00	USD	450,000	69

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,250.00	USD	450,000	69

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	2,400.00	USD	960,000	409

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	2,400.00	USD	960,000	409

S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	2,400.00	USD	1,440,000	614

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,550.00	USD	510,000	545

S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,550.00	USD	765,000	817

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,550.00	USD	1,275,000	1,362

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,700.00	USD	540,000	1,310

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	2,700.00	USD	1,080,000	2,619

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,825.00	USD	282,500	1,376

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,825.00	USD	565,000	2,753

Subtotal – Index Put Options Purchased				406					287,309

Total Index Options Purchased				975					$1,199,341

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                      Invesco Global Targeted Returns Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD	1.18	EUR	2,301,892	$25,809

EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD	1.18	EUR	2,308,468	25,883

EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD	1.12	EUR	702,647	24,779

EUR versus USD	Call	Societe Generale	10/16/2020	USD	1.18	EUR	1,966,473	22,048

USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	USD	620,885	489

USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	USD	693,800	547

USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	USD	559,600	441

USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	USD	559,600	441

USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	USD	1,034,900	816

USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD	7.90	USD	174,884	499

USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD	7.90	USD	172,272	491

USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD	7.90	USD	174,883	499

USD versus HKD	Call	HSBC Bank USA, N.A.	09/14/2020	HKD	7.90	USD	3,486,746	10,181

USD versus HKD	Call	HSBC Bank USA, N.A.	09/14/2020	HKD	7.90	USD	174,013	508

Subtotal – Foreign Currency Call Options Purchased								113,431

Currency Risk

EUR versus USD	Put	Barclays Bank PLC	10/16/2020	USD	1.11	EUR	2,301,892	31,003

EUR versus USD	Put	Barclays Bank PLC	10/16/2020	USD	1.11	EUR	2,308,468	31,091

EUR versus USD	Put	Societe Generale	10/16/2020	USD	1.11	EUR	1,966,473	26,485

EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	10/09/2020	SEK	10.30	EUR	7,575,201	47,650

Subtotal – Foreign Currency Put Options Purchased								136,229

Total Foreign Currency Options Purchased								$249,660

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value

Interest Rate Risk

10 Year Interest Rate Swaption	Call	Bank of America, N.A.	3.10%	Receive	3 Month USD LIBOR	Quarterly	03/01/2029	$3,480,522	$419,445

10 Year Interest Rate Swaption	Call	Bank of America, N.A.	2.43	Receive	3 Month USD LIBOR	Quarterly	07/24/2029	1,450,639	121,197

10 Year Interest Rate Swaption	Call	Citibank, N.A.	3.03	Receive	3 Month USD LIBOR	Quarterly	02/21/2029	1,564,079	181,577

10 Year Interest Rate Swaption	Call	Citibank, N.A.	2.00	Receive	3 Month USD LIBOR	Quarterly	09/17/2029	1,002,390	64,147

10 Year Interest Rate Swaption	Call	Citibank, N.A.	1.94	Receive	3 Month USD LIBOR	Quarterly	09/18/2029	1,002,389	61,668

10 Year Interest Rate Swaption	Call	Morgan Stanley and Co. International PLC	2.97	Receive	3 Month USD LIBOR	Quarterly	02/20/2029	1,551,650	174,820

10 Year Interest Rate Swaption	Call	Morgan Stanley and Co. International PLC	2.05	Receive	3 Month USD LIBOR	Quarterly	09/17/2029	1,002,390	66,268

10 Year Interest Rate Swaption	Call	Morgan Stanley and Co. International PLC	1.92	Receive	3 Month USD LIBOR	Quarterly	09/19/2029	997,831	60,583

10 Year Interest Rate Swaption	Call	Societe Generale	2.99	Receive	3 Month USD LIBOR	Quarterly	02/20/2029	4,730,100	540,562

Subtotal – Interest Rate Call Swaptions Purchased									1,690,267

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
Interest Rate Risk

1 Year Interest Rate Swaption	Put	Citibank, N.A.	1.46%	Pay	3 Month USD LIBOR	Quarterly	03/03/2020	$2,375,000	$17,626

1 Year Interest Rate Swaption	Put	Citibank, N.A.	1.41	Pay	3 Month USD LIBOR	Quarterly	03/03/2020	2,033,903	17,920

Subtotal – Interest Rate Put Swaptions Purchased									35,546

Total Interest Rate Swaptions Purchased									1,725,813

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

Open Over-The-Counter Index Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts		Exercise Price	Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)

Equity Risk

Hang Seng Index	Call	J.P. Morgan Chase Bank, N.A.	12/30/2019	9	HKD	11,800.00	$(36,247)	HKD	5,310,000	$(741)	$ 35,506

Hang Seng Index	Call	Societe Generale	12/30/2019	9	HKD	11,800.00	(37,445)	HKD	5,310,000	(741)	36,704

Hang Seng Index	Call	UBS AG	12/30/2019	10	HKD	11,600.00	(38,434)	HKD	5,800,000	(1,332)	37,102

Hang Seng Index	Call	UBS AG	12/30/2019	9	HKD	11,700.00	(35,489)	HKD	5,265,000	(941)	34,548

Nikkei 225 Index	Call	BNP Paribas S.A.	04/10/2020	5	JPY	24,000.00	(15,479)	JPY	120,000,000	(17,904)	(2,425)

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	2,825.00	(18,901)	USD	282,500	(22,449)	(3,548)

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,075.00	(7,015)	USD	307,500	(3,182)	3,833

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,200.00	(5,751)	USD	320,000	(241)	5,510

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,250.00	(2,550)	USD	325,000	(78)	2,472

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,250.00	(4,302)	USD	325,000	(78)	4,224

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,300.00	(3,143)	USD	330,000	(32)	3,111

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,400.00	(884)	USD	340,000	(6)	878

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,400.00	(1,602)	USD	340,000	(7)	1,595

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,500.00	(824)	USD	350,000	(1)	823

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,600.00	(459)	USD	360,000	(0)	459

S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,700.00	(286)	USD	370,000	(1)	285

S&P 500 Index	Call	Goldman Sachs International	03/20/2020	16	USD	3,150.00	(59,824)	USD	5,040,000	(75,867)	(16,043)

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,925.00	(19,206)	USD	292,500	(13,633)	5,573

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	2,950.00	(37,641)	USD	885,000	(34,680)	2,961

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,200.00	(5,787)	USD	320,000	(242)	5,545

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	3,300.00	(4,360)	USD	660,000	(64)	4,296

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,500.00	(864)	USD	350,000	(1)	863

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts		Exercise Price	Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,600.00	$(700)	USD	360,000	$(0)	$ 700

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	01/17/2020	3	USD	3,000.00	(25,125)	USD	900,000	(28,990)	(3,865)

S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	01/17/2020	23	USD	3,000.00	(192,625)	USD	6,900,000	(222,252)	(29,627)

S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	2,700.00	(32,050)	USD	540,000	(68,395)	(36,345)

S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	2,925.00	(12,368)	USD	292,500	(13,633)	(1,265)

S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	3,250.00	(2,000)	USD	650,000	(157)	1,843

S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,500.00	(737)	USD	350,000	(1)	736

S&P 500 Index	Call	Societe Generale	12/20/2019	2	USD	3,500.00	(270)	USD	700,000	(2)	268

S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,600.00	(351)	USD	360,000	(0)	351

S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,600.00	(77)	USD	360,000	(0)	77

S&P 500 Index	Call	Societe Generale	12/20/2019	4	USD	3,700.00	(400)	USD	1,480,000	(0)	400

S&P 500 Index	Call	Societe Generale	12/18/2020	1	USD	3,600.00	(1,283)	USD	360,000	(1,564)	(281)

S&P 500 Index	Call	Societe Generale	12/18/2020	5	USD	3,700.00	(3,995)	USD	1,850,000	(4,660)	(665)

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,700.00	(22,293)	USD	270,000	(34,197)	(11,904)

S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	2,700.00	(69,591)	USD	810,000	(102,592)	(33,001)

S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	2,700.00	(50,960)	USD	810,000	(102,592)	(51,632)

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825.00	(19,437)	USD	282,500	(22,448)	(3,011)

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825.00	(15,200)	USD	282,500	(22,448)	(7,248)

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,925.00	(20,880)	USD	585,000	(27,266)	(6,386)

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	2,950.00	(18,000)	USD	590,000	(23,120)	(5,120)

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,075.00	(7,657)	USD	307,500	(3,182)	4,475

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,200.00	(6,600)	USD	320,000	(242)	6,358

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,200.00	(6,252)	USD	640,000	(483)	5,769

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,200.00	(10,660)	USD	640,000	(483)	10,177

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,200.00	(4,800)	USD	640,000	(483)	4,317

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,300.00	(2,775)	USD	330,000	(32)	2,743

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	(1,034)	USD	340,000	(6)	1,028

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	(1,170)	USD	340,000	(6)	1,164

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,400.00	(2,000)	USD	340,000	(6)	1,994

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(432)	USD	350,000	(1)	431

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(440)	USD	350,000	(1)	439

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(1,100)	USD	350,000	(1)	1,099

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,500.00	(10)	USD	350,000	(1)	9

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,500.00	(678)	USD	700,000	(2)	676

S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,500.00	(79)	USD	700,000	(2)	77

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,600.00	(155)	USD	360,000	(0)	155

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,600.00	(130)	USD	360,000	(0)	130

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,600.00	(11)	USD	360,000	(1)	10

S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	3,600.00	(30)	USD	1,080,000	(1)	29

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,700.00	(41)	USD	370,000	(0)	41

S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,700.00	(25)	USD	370,000	(0)	25

S&P 500 Index	Call	UBS AG	12/20/2019	7	USD	3,700.00	(70)	USD	2,590,000	(0)	70

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,700.00	(34,824)	USD	270,000	(44,161)	(9,337)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,700.00	(38,443)	USD	270,000	(44,161)	(5,718)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,825.00	(26,618)	USD	282,500	(34,834)	(8,216)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,825.00	(34,059)	USD	282,500	(34,834)	(775)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,825.00	(29,896)	USD	282,500	(34,834)	(4,938)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,925.00	(21,550)	USD	292,500	(27,885)	(6,335)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

			Open Over-The-Counter Index Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts		Exercise Price	Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,925.00	$(27,257)	USD	292,500	$(27,885)	$ (628)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,925.00	(22,810)	USD	292,500	(27,885)	(5,075)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,950.00	(20,170)	USD	295,000	(26,204)	(6,034)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	2,950.00	(21,321)	USD	295,000	(26,204)	(4,883)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,075.00	(13,930)	USD	307,500	(18,374)	(4,444)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,075.00	(18,100)	USD	307,500	(18,374)	(274)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,075.00	(14,555)	USD	307,500	(18,374)	(3,819)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,200.00	(9,000)	USD	320,000	(11,754)	(2,754)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,200.00	(9,101)	USD	320,000	(11,754)	(2,653)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,250.00	(7,400)	USD	325,000	(9,532)	(2,132)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,250.00	(7,323)	USD	325,000	(9,531)	(2,208)

S&P 500 Index	Call	UBS AG	12/18/2020	2	USD	3,250.00	(19,000)	USD	650,000	(19,063)	(63)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,300.00	(6,000)	USD	330,000	(7,598)	(1,598)

S&P 500 Index	Call	UBS AG	12/18/2020	2	USD	3,300.00	(15,200)	USD	660,000	(15,197)	3

S&P 500 Index	Call	UBS AG	12/18/2020	2	USD	3,300.00	(11,562)	USD	660,000	(15,196)	(3,634)

S&P 500 Index	Call	UBS AG	12/18/2020	1	USD	3,600.00	(848)	USD	360,000	(1,565)	(717)

S&P 500 Index	Call	UBS AG	12/18/2020	2	USD	3,700.00	(580)	USD	740,000	(1,864)	(1,284)

Subtotal– Index Call Options Written				199			(1,280,531)			(1,338,534)	(58,003)

Equity Risk

Euro Stoxx 50 Index	Put	Barclays Bank PLC	12/20/2019	191	EUR	3,300.00	(123,171)	EUR	6,303,000	(24,902)	98,269

Nikkei 225 Index	Put	BNP Paribas S.A.	04/10/2020	22	JPY	21,500.00	(106,726)	JPY	473,000,000	(96,165)	10,561

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,400.00	(984)	USD	280,000	(0)	984

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,600.00	(3,341)	USD	480,000	(1)	3,340

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,700.00	(2,998)	USD	510,000	–	2,998

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,800.00	(3,823)	USD	360,000	(1)	3,822

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,800.00	(2,623)	USD	360,000	(2)	2,621

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,900.00	(8,442)	USD	950,000	(9)	8,433

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,000.00	(9,408)	USD	600,000	(14)	9,394

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,000.00	(6,600)	USD	600,000	(14)	6,586

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,100.00	(5,441)	USD	420,000	(21)	5,420

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	1	USD	2,250.00	(3,840)	USD	225,000	(35)	3,805

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,250.00	(11,167)	USD	450,000	(69)	11,098

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	4	USD	2,400.00	(21,418)	USD	960,000	(409)	21,009

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	1	USD	2,550.00	(10,588)	USD	255,000	(273)	10,315

S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,550.00	(14,813)	USD	510,000	(545)	14,268

S&P 500 Index	Put	Goldman Sachs International	03/20/2020	16	USD	2,875.00	(129,744)	USD	4,600,000	(100,058)	29,686

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,300.00	(412)	USD	260,000	(0)	412

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	1,400.00	$(335)	USD	140,000	$(0)	$ 335

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,600.00	(1,494)	USD	320,000	(0)	1,494

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,700.00	(2,092)	USD	340,000	(1)	2,091

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	1,800.00	(1,420)	USD	180,000	(1)	1,419

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	1,900.00	(5,631)	USD	570,000	(6)	5,625

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	7	USD	1,900.00	(21,000)	USD	1,330,000	(13)	20,987

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,000.00	(2,431)	USD	200,000	(5)	2,426

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,100.00	(3,097)	USD	210,000	(11)	3,086

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	2,400.00	(7,572)	USD	480,000	(204)	7,368

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	4	USD	2,400.00	(31,660)	USD	960,000	(409)	31,251

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,550.00	(8,172)	USD	255,000	(272)	7,900

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	01/17/2020	2	USD	2,700.00	(4,389)	USD	540,000	(2,901)	1,488

S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	01/17/2020	11	USD	2,700.00	(24,137)	USD	2,970,000	(15,952)	8,185

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,400.00	(730)	USD	280,000	(0)	730

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,500.00	(968)	USD	300,000	(0)	968

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,500.00	(1,485)	USD	450,000	(0)	1,485

S&P 500 Index	Put	Societe Generale	12/20/2019	5	USD	1,500.00	(2,365)	USD	750,000	(0)	2,365

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,600.00	(1,326)	USD	320,000	(0)	1,326

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,700.00	(1,926)	USD	340,000	(1)	1,925

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,700.00	(2,631)	USD	510,000	(1)	2,630

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,800.00	(1,145)	USD	180,000	(1)	1,144

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,800.00	(1,148)	USD	180,000	(1)	1,147

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,800.00	(1,342)	USD	180,000	(1)	1,341

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,900.00	(1,494)	USD	190,000	(2)	1,492

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	1,900.00	(1,844)	USD	190,000	(2)	1,842

S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,900.00	(4,467)	USD	570,000	(6)	4,461

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,000.00	(1,931)	USD	200,000	(5)	1,926

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,000.00	(2,497)	USD	200,000	(5)	2,492

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,000.00	(3,826)	USD	400,000	(9)	3,817

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,100.00	(2,437)	USD	210,000	(11)	2,426

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,100.00	(6,658)	USD	420,000	(21)	6,637

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,250.00	(3,454)	USD	225,000	(35)	3,419

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,400.00	(4,978)	USD	240,000	(102)	4,876

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,400.00	(7,377)	USD	240,000	(102)	7,275

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,400.00	(9,640)	USD	480,000	(205)	9,435

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,550.00	(6,962)	USD	255,000	(272)	6,690

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,550.00	(6,675)	USD	255,000	(272)	6,403

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,550.00	(10,842)	USD	255,000	(272)	10,570

S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,700.00	(15,839)	USD	270,000	(655)	15,184

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,700.00	(13,200)	USD	540,000	(1,310)	11,890

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,825.00	$(18,600)	USD	565,000	$(2,753)	$ 15,847

S&P 500 Index	Put	Societe Generale	12/18/2020	15	USD	1,900.00	(28,905)	USD	2,850,000	(26,025)	2,880

S&P 500 Index	Put	Societe Generale	12/18/2020	8	USD	2,100.00	(27,184)	USD	1,680,000	(23,813)	3,371

S&P 500 Index	Put	Societe Generale	12/18/2020	4	USD	2,300.00	(22,220)	USD	920,000	(19,357)	2,863

S&P 500 Index	Put	Societe Generale	12/18/2020	1	USD	2,350.00	(6,234)	USD	235,000	(5,423)	811

S&P 500 Index	Put	Societe Generale	12/18/2020	2	USD	2,600.00	(21,208)	USD	520,000	(18,559)	2,649

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,300.00	(600)	USD	260,000	(0)	600

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,300.00	(172)	USD	260,000	(0)	172

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,400.00	(263)	USD	140,000	(0)	263

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,400.00	(924)	USD	280,000	(0)	924

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,500.00	(966)	USD	300,000	(0)	966

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,500.00	(1,200)	USD	300,000	(0)	1,200

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,500.00	(1,202)	USD	600,000	(0)	1,202

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,600.00	(2,028)	USD	320,000	(0)	2,028

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,600.00	(1,219)	USD	320,000	(0)	1,219

S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	1,600.00	(2,190)	USD	480,000	(0)	2,190

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,700.00	(1,100)	USD	170,000	(0)	1,100

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,700.00	(791)	USD	170,000	(0)	791

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,700.00	(1,741)	USD	340,000	(1)	1,740

S&P 500 Index	Put	UBS AG	12/20/2019	4	USD	1,700.00	(4,000)	USD	680,000	(1)	3,999

S&P 500 Index	Put	UBS AG	12/20/2019	6	USD	1,700.00	(13,080)	USD	1,020,000	(2)	13,078

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(1,913)	USD	180,000	(1)	1,912

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(1,201)	USD	180,000	(1)	1,200

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(1,400)	USD	180,000	(1)	1,399

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	1,800.00	(792)	USD	180,000	(1)	791

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	(2,460)	USD	360,000	(1)	2,459

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,800.00	(2,373)	USD	360,000	(1)	2,372

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(3,218)	USD	380,000	(4)	3,214

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(3,600)	USD	380,000	(4)	3,596

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(3,410)	USD	380,000	(3)	3,407

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	1,900.00	(2,288)	USD	380,000	(4)	2,284

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,900.00	(8,150)	USD	950,000	(10)	8,140

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	(2,105)	USD	200,000	(4)	2,101

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	(2,300)	USD	200,000	(5)	2,295

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,000.00	(1,601)	USD	200,000	(5)	1,596

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,000.00	(6,482)	USD	400,000	(9)	6,473

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,000.00	(4,730)	USD	400,000	(9)	4,721

S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,000.00	(6,420)	USD	600,000	(14)	6,406

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,100.00	(2,900)	USD	210,000	(11)	2,889

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,100.00	(2,184)	USD	210,000	(10)	2,174

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	(5,520)	USD	420,000	(21)	5,499

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,100.00	(6,371)	USD	420,000	(21)	6,350

S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,100.00	(28,403)	USD	1,050,000	(53)	28,350

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,250.00	(5,695)	USD	225,000	(35)	5,660

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,250.00	(3,990)	USD	225,000	(35)	3,955

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,250.00	(3,813)	USD	225,000	(35)	3,778

S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,250.00	(6,728)	USD	450,000	(70)	6,658

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,400.00	(5,090)	USD	240,000	(103)	4,987

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,400.00	(5,600)	USD	240,000	(102)	5,498

S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,400.00	(5,049)	USD	240,000	(102)	4,947

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a)–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,400.00	$(13,970)	USD	480,000	$(205)	$ 13,765
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,400.00	(15,840)	USD	720,000	(307)	15,533
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,550.00	(7,700)	USD	255,000	(272)	7,428
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,550.00	(10,133)	USD	255,000	(272)	9,861
S&P 500 Index	Put	UBS AG	12/20/2019	1	USD	2,550.00	(7,506)	USD	255,000	(273)	7,233
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,550.00	(21,058)	USD	510,000	(545)	20,513
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,550.00	(14,360)	USD	510,000	(545)	13,815
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,700.00	(29,583)	USD	540,000	(1,310)	28,273
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,700.00	(35,579)	USD	810,000	(1,965)	33,614
S&P 500 Index	Put	UBS AG	12/20/2019	2	USD	2,825.00	(32,828)	USD	565,000	(2,752)	30,076
S&P 500 Index	Put	UBS AG	12/18/2020	5	USD	1,900.00	(11,102)	USD	950,000	(8,674)	2,428
S&P 500 Index	Put	UBS AG	12/18/2020	3	USD	2,100.00	(11,955)	USD	630,000	(8,929)	3,026
S&P 500 Index	Put	UBS AG	12/18/2020	2	USD	2,300.00	(12,995)	USD	460,000	(9,679)	3,316
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,350.00	(7,260)	USD	235,000	(5,423)	1,837
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,550.00	(10,816)	USD	255,000	(8,364)	2,452
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,550.00	(10,958)	USD	255,000	(8,363)	2,595
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,600.00	(12,070)	USD	260,000	(9,280)	2,790
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,700.00	(14,455)	USD	270,000	(11,314)	3,141
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,700.00	(10,828)	USD	270,000	(11,314)	(486)
S&P 500 Index	Put	UBS AG	12/18/2020	1	USD	2,700.00	(14,560)	USD	270,000	(11,314)	3,246
Subtotal – Index Put Options Written				503			(1,295,325)			(443,293)	852,032
Total – Index Options Written				702			$(2,575,856)			$(1,781,827)	$794,029

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
Currency Risk
EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD	1.12	$(80,754)	EUR	2,308,468	$(81,407)	$ (653)
EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD	1.18	(7,381)	EUR	702,647	(7,878)	(497)
EUR versus USD	Call	Societe Generale	10/16/2020	USD	1.12	(72,970)	EUR	1,966,473	(69,347)	3,623
EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	10/09/2020	SEK	11.20	(62,201)	EUR	3,787,600	(48,123)	14,078
EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD	1.12	(75,959)	EUR	2,301,892	(81,176)	(5,217)
USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	(156)	USD	84,637	(67)	89
USD versus HKD	Call	HSBC Bank USA, N.A.	04/08/2020	HKD	7.90	(10,914)	USD	3,384,148	(2,667)	8,247
Subtotal – Foreign Currency Call Options Written						(310,335)			(290,665)	19,670
Currency Risk
EUR versus USD	Put	Barclays Bank PLC	10/16/2020	USD	1.11	(10,029)	EUR	702,647	(9,464)	565
Total – Foreign Currency Options Written						$(320,364)			$(300,129)	$20,235

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
10 Year Interest Rate Swaption	Call	Morgan Stanley and Co. International PLC	2.06%	Receive	3 Month USD LIBOR	Quarterly	08/06/2029	$(172,895)	$2,761,905	$(183,929)	$(11,034)
10 Year Interest Rate Swaption	Call	Societe Generale	1.70	Receive	3 Month USD LIBOR	Quarterly	08/15/2029	(127,573)	1,928,776	(100,280)	27,293
Total Open Over-The-Counter Interest Rate Swaptions Written								$(300,468)		$(284,209)	$ 16,259

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	57	December-2019	$8,652,030	$196,694	$ 196,694
EURO STOXX 600 Index	189	December-2019	4,182,106	95,019	95,019
IBEX 35 Index	16	November-2019	1,655,569	6,728	6,728
Nikkei 225 Index	20	December-2019	2,126,123	170,118	170,118
Subtotal				468,559	468,559
Interest Rate Risk
Euro-Buxl 30 Year Bonds	3	December-2019	702,505	(44,277)	(44,277)
Euro Bobl	1	December-2019	150,141	(2,387)	(2,387)
Euro Bund	2	December-2019	383,128	(10,421)	(10,421)
U.S. Treasury Ultra Bonds	73	December-2019	13,851,750	(122,578)	(122,578)
Subtotal				(179,663)	(179,663)
Subtotal-Long Futures Contracts				288,896	288,896

Short Futures Contracts
Equity Risk
Bovespa Index	20	December-2019	(538,013)	(15,078)	(15,078)
DAX Index	12	December-2019	(862,807)	(38,136)	(38,136)
E-Mini Russell 2000 Index	80	December-2019	(6,253,600)	72,110	72,110
EURO STOXX 50 Index	168	December-2019	(6,762,196)	(179,930)	(179,930)
EURO STOXX 600 Index	62	December-2019	(1,068,691)	(43,189)	(43,189)
FTSE 100 Index	46	December-2019	(4,317,609)	28,113	28,113
FTSE UK Mid Cap Tradable Plus Index	25	December-2019	(1,369,137)	(26,349)	(26,349)
MSCI AC Asia ex Japan Index	51	December-2019	(2,434,944)	(41,985)	(41,985)
MSCI World Index	61	December-2019	(3,980,250)	(31,110)	(31,110)
Swiss Market Index	7	December-2019	(724,409)	(17,065)	(17,065)
Subtotal				(292,619)	(292,619)
Interest Rate Risk
U.S. Treasury 5 Year Notes	2	December-2019	(238,406)	1,437	1,437
Euro-OAT	159	December-2019	(29,859,272)	414,768	414,768
Long Gilt	3	December-2019	(516,223)	3,039	3,039
U.S. Treasury 2 Year Notes	4	December-2019	(862,406)	2,000	2,000
U.S. Treasury 10 Year Notes	4	December-2019	(521,188)	5,491	5,491
U.S. Treasury Long Bonds	1	December-2019	(161,375)	3,844	3,844
Subtotal				430,579	430,579
Subtotal-Short Futures Contracts				137,960	137,960
Total Futures Contracts				$426,856	$ 426,856

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Crossover Index, Series 32, Version 1	Buy	(5.00)%	Quarterly	12/20/2024	2.400%	EUR	100,000	$ (14,759)	$ (13,759)	$ 1,000
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00	Quarterly	06/20/2024	3.158	USD	241,560	17,867	18,197	330
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00	Quarterly	06/20/2024	3.158	USD	241,560	18,098	18,197	99
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00	Quarterly	06/20/2024	3.158	USD	241,560	17,692	18,197	505
Markit CDX North America High Yield Index, Series 32, Version 1	Sell	5.00	Quarterly	06/20/2024	3.158	USD	241,560	17,660	18,197	537
Markit iTraxx Europe Index, Series 32, Version 1	Sell	1.00	Quarterly	12/20/2024	0.517	EUR	2,548,500	71,014	74,941	3,927
Subtotal -Appreciation								127,572	133,970	6,398
Credit Risk
Markit iTraxx Europe Index, Series 32, Version 1	Buy	(1.00)	Quarterly	12/20/2024	0.517	EUR	5,097,000	(125,168)	(141,157)	(15,989)
Markit iTraxx Europe Index, Series 32, Version 1	Sell	1.00	Quarterly	12/20/2024	0.517	EUR	2,548,500	71,316	70,578	(738)
Subtotal - Depreciation								(53,852)	(70,579)	(16,727)
Total Credit Default Swap Agreements								$ 73,720	$ 63,391	$(10,329)

(a)

Implied credit spreads represent the current level, as of October 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	3 Month STIBOR	Quarterly	0.202%	Quarterly	12/18/2029	SEK	3,462,650	$–	$–	$–
Pay	3 Month STIBOR	Quarterly	0.202	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	3 Month STIBOR	Quarterly	0.206	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	3 Month STIBOR	Quarterly	0.252	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	3 Month STIBOR	Quarterly	0.255	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	3 Month STIBOR	Quarterly	0.267	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	3 Month STIBOR	Quarterly	0.267	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	3 Month STIBOR	Quarterly	0.272	Quarterly	12/18/2029	SEK	3,462,650	–	–	–
Pay	6 Month EUR LIBOR	Semi-Annually	0.534	Semi-Annually	09/18/2024	EUR	189,000	–	–	–
Receive	6 Month EUR LIBOR	Semi-Annually	(0.472)	Semi-Annually	09/18/2024	EUR	384,000	–	1	1
Receive	6 Month EUR LIBOR	Semi-Annually	(0.089)	Semi-Annually	12/18/2029	EUR	156,600	–	1	1
Receive	6 Month EUR LIBOR	Semi-Annually	(0.083)	Semi-Annually	12/18/2029	EUR	156,600	–	1	1
Receive	6 Month EUR LIBOR	Semi-Annually	(0.058)	Semi-Annually	12/18/2029	EUR	156,600	–	1	1
Pay	3 Month STIBOR	Quarterly	0.218	Quarterly	12/18/2029	SEK	1,731,325	–	2	2
Receive	6 Month EUR LIBOR	Semi-Annually	(0.119)	Semi-Annually	12/18/2029	EUR	156,600	–	2	2
Receive	6 Month EUR LIBOR	Semi-Annually	(0.071)	Semi-Annually	12/18/2029	EUR	313,200	–	2	2
Receive	6 Month EUR LIBOR	Semi-Annually	(0.131)	Semi-Annually	12/18/2029	EUR	313,200	–	4	4
Receive	6 Month EUR LIBOR	Semi-Annually	(0.127)	Semi-Annually	12/18/2029	EUR	313,200	–	4	4
Pay	3 Month STIBOR	Quarterly	0.208	Quarterly	12/18/2029	SEK	3,462,650	–	5	5
Pay	3 Month STIBOR	Quarterly	0.212	Quarterly	12/18/2029	SEK	3,462,650	–	5	5

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.160)%	Semi-Annually	12/18/2029	EUR	313,200	$–	$5	$ 5
Receive	6 Month EUR LIBOR	Semi-Annually	(0.150)	Semi-Annually	12/18/2029	EUR	313,200	–	5	5
Receive	6 Month EUR LIBOR	Semi-Annually	(0.310)	Semi-Annually	09/18/2024	EUR	6,031,000	–	15	15
Pay	3 Month STIBOR	Quarterly	0.183	Quarterly	12/18/2029	SEK	3,462,650	–	17	17
Pay	3 Month STIBOR	Quarterly	0.188	Quarterly	12/18/2029	SEK	3,462,650	–	17	17
Pay	3 Month STIBOR	Quarterly	0.197	Quarterly	12/18/2029	SEK	3,462,650	–	17	17
Pay	3 Month CDOR	Quarterly	1.768	Semi-Annually	09/18/2024	CAD	953,845	–	79	79
Receive	6 Month GBP LIBOR	Semi-Annually	(0.863)	Semi-Annually	09/21/2069	GBP	131,145	–	104	104
Receive	3 Month USD LIBOR	Quarterly	(1.596)	Quarterly	09/18/2029	USD	372,900	–	119	119
Receive	3 Month USD LIBOR	Quarterly	(1.940)	Quarterly	09/20/2039	USD	482,479	–	157	157
Receive	3 Month USD LIBOR	Quarterly	(1.589)	Quarterly	09/18/2029	USD	372,901	–	292	292
Pay	3 Month USD LIBOR	Quarterly	1.955	Quarterly	09/19/2039	USD	482,479	–	402	402
Pay	6 Month GBP LIBOR	Semi-Annually	0.775	Semi-Annually	09/15/2026	GBP	697,000	–	407	407
Pay	3 Month CDOR	Quarterly	1.778	Semi-Annually	09/18/2024	CAD	953,844	–	452	452
Pay	28 Day MXN TIIE	28 Day	6.925	28 Day	06/16/2021	MXN	1,500,000	–	468	468
Receive	6 Month AUD BBSW	Semi-Annually	(1.010)	Semi-Annually	12/18/2024	AUD	1,641,220	–	476	476
Receive	3 Month USD LIBOR	Quarterly	(1.581)	Quarterly	09/18/2029	USD	372,900	–	551	551
Pay	3 Month CDOR	Quarterly	1.783	Semi-Annually	09/18/2024	CAD	953,844	–	627	627
Receive	3 Month USD LIBOR	Quarterly	(1.579)	Quarterly	09/18/2029	USD	372,900	–	637	637
Receive	3 Month USD LIBOR	Quarterly	(1.576)	Quarterly	09/18/2029	USD	372,900	–	723	723
Receive	6 Month GBP LIBOR	Semi-Annually	(0.848)	Semi-Annually	09/21/2069	GBP	131,145	–	737	737
Pay	6 Month GBP LIBOR	Semi-Annually	0.870	Semi-Annually	12/18/2029	GBP	117,000	–	740	740
Receive	3 Month USD LIBOR	Quarterly	(1.573)	Quarterly	09/18/2029	USD	372,901	–	827	827
Receive	3 Month USD LIBOR	Quarterly	(1.572)	Quarterly	09/18/2029	USD	372,900	–	879	879
Receive	6 Month GBP LIBOR	Semi-Annually	(0.844)	Semi-Annually	09/21/2069	GBP	131,145	–	880	880
Pay	3 Month CDOR	Quarterly	1.790	Semi-Annually	09/18/2024	CAD	953,844	–	882	882
Receive	3 Month USD LIBOR	Quarterly	(1.571)	Quarterly	09/18/2029	USD	372,901	–	913	913
Receive	3 Month USD LIBOR	Quarterly	(1.920)	Quarterly	09/21/2039	USD	482,562	–	929	929
Receive	3 Month USD LIBOR	Quarterly	(1.568)	Quarterly	09/18/2029	USD	372,900	–	1,016	1,016
Pay	3 Month CDOR	Quarterly	1.795	Semi-Annually	09/18/2024	CAD	953,844	–	1,053	1,053
Pay	3 Month CDOR	Quarterly	1.795	Semi-Annually	09/18/2024	CAD	953,845	–	1,053	1,053
Receive	3 Month USD LIBOR	Quarterly	(1.564)	Quarterly	09/18/2029	USD	372,901	–	1,137	1,137
Receive	6 Month GBP LIBOR	Semi-Annually	(0.782)	Semi-Annually	09/18/2029	GBP	290,300	–	1,169	1,169
Pay	3 Month CDOR	Quarterly	1.800	Semi-Annually	09/18/2024	CAD	953,845	–	1,223	1,223
Pay	3 Month USD LIBOR	Quarterly	1.680	Quarterly	12/18/2029	USD	165,145	–	1,256	1,256
Pay	3 Month CDOR	Quarterly	1.824	Semi-Annually	12/18/2024	CAD	518,698	–	1,271	1,271
Pay	3 Month CDOR	Quarterly	1.803	Semi-Annually	09/18/2024	CAD	953,844	–	1,308	1,308
Receive	6 Month AUD BBSW	Semi-Annually	(0.975)	Semi-Annually	12/18/2024	AUD	892,581	–	1,311	1,311
Receive	6 Month GBP LIBOR	Semi-Annually	(0.839)	Semi-Annually	09/21/2069	GBP	173,750	–	1,463	1,463
Receive	6 Month EUR LIBOR	Semi-Annually	(0.058)	Semi-Annually	12/18/2029	EUR	156,600	–	1,586	1,586
Receive	6 Month GBP LIBOR	Semi-Annually	(0.831)	Semi-Annually	09/21/2069	GBP	173,750	–	1,896	1,896
Receive	6 Month GBP LIBOR	Semi-Annually	(0.890)	Semi-Annually	12/21/2069	GBP	97,630	–	1,909	1,909
Receive	3 Month USD LIBOR	Quarterly	(1.540)	Quarterly	09/18/2029	USD	372,901	–	1,982	1,982
Pay	6 Month GBP LIBOR	Semi-Annually	0.822	Semi-Annually	09/15/2026	GBP	560,500	–	1,995	1,995
Receive	6 Month EUR LIBOR	Semi-Annually	(0.083)	Semi-Annually	12/18/2029	EUR	156,600	–	2,022	2,022
Pay	3 Month CDOR	Quarterly	1.896	Semi-Annually	12/18/2024	CAD	411,797	–	2,091	2,091
Receive	6 Month EUR LIBOR	Semi-Annually	(0.089)	Semi-Annually	12/18/2029	EUR	156,600	–	2,128	2,128
Receive	6 Month AUD BBSW	Semi-Annually	(1.041)	Semi-Annually	12/18/2024	AUD	992,837	–	2,130	2,130
Pay	3 Month USD LIBOR	Quarterly	1.709	Quarterly	12/18/2029	USD	208,699	–	2,161	2,161
Receive	3 Month USD LIBOR	Quarterly	(1.719)	Quarterly	09/19/2039	USD	124,000	–	2,231	2,231

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.667)%	Semi-Annually	12/18/2029	GBP	120,000	$–	$2,311	$2,311
Receive	3 Month USD LIBOR	Quarterly	(1.529)	Quarterly	09/18/2029	USD	372,900	–	2,361	2,361
Receive	3 Month USD LIBOR	Quarterly	(1.523)	Quarterly	09/18/2029	USD	372,900	–	2,550	2,550
Pay	3 Month USD LIBOR	Quarterly	1.755	Quarterly	12/18/2029	USD	180,054	–	2,637	2,637
Receive	6 Month EUR LIBOR	Semi-Annually	(0.119)	Semi-Annually	12/18/2029	EUR	156,600	–	2,662	2,662
Pay	6 Month GBP LIBOR	Semi-Annually	0.842	Semi-Annually	09/15/2026	GBP	560,500	–	2,704	2,704
Pay	3 Month USD LIBOR	Quarterly	2.020	Quarterly	09/19/2039	USD	482,480	–	2,909	2,909
Pay	3 Month CDOR	Quarterly	1.942	Semi-Annually	12/18/2024	CAD	445,756	–	3,012	3,012
Pay	3 Month CDOR	Quarterly	1.870	Semi-Annually	12/18/2024	CAD	742,746	–	3,067	3,067
Pay	6 Month GBP LIBOR	Semi-Annually	0.853	Semi-Annually	09/15/2026	GBP	560,500	–	3,094	3,094
Receive	3 Month USD LIBOR	Quarterly	(1.506)	Quarterly	09/18/2029	USD	372,901	–	3,154	3,154
Pay	3 Month CDOR	Quarterly	1.880	Semi-Annually	12/18/2024	CAD	734,254	–	3,300	3,300
Receive	3 Month USD LIBOR	Quarterly	(1.493)	Quarterly	09/18/2029	USD	373,891	–	3,594	3,594
Receive	6 Month EUR LIBOR	Semi-Annually	(0.071)	Semi-Annually	12/18/2029	EUR	313,200	–	3,617	3,617
Pay	6 Month GBP LIBOR	Semi-Annually	0.877	Semi-Annually	09/15/2026	GBP	560,500	–	3,945	3,945
Receive	6 Month GBP LIBOR	Semi-Annually	(0.792)	Semi-Annually	09/21/2069	GBP	173,750	–	3,979	3,979
Pay	6 Month GBP LIBOR	Semi-Annually	0.857	Semi-Annually	09/15/2026	GBP	697,000	–	4,002	4,002
Receive	6 Month EUR LIBOR	Semi-Annually	(0.472)	Semi-Annually	09/18/2024	EUR	384,000	–	4,200	4,200
Pay	3 Month USD LIBOR	Quarterly	1.750	Quarterly	12/18/2029	USD	305,436	–	4,317	4,317
Pay	6 Month GBP LIBOR	Semi-Annually	0.893	Semi-Annually	09/15/2026	GBP	560,500	–	4,513	4,513
Receive	6 Month GBP LIBOR	Semi-Annually	(0.878)	Semi-Annually	12/21/2069	GBP	195,230	–	4,524	4,524
Receive	6 Month AUD BBSW	Semi-Annually	(1.048)	Semi-Annually	12/18/2024	AUD	2,350,390	–	4,530	4,530
Pay	3 Month USD LIBOR	Quarterly	2.062	Quarterly	09/19/2039	USD	482,479	–	4,548	4,548
Pay	3 Month USD LIBOR	Quarterly	1.763	Quarterly	12/18/2029	USD	305,436	–	4,688	4,688
Receive	6 Month EUR LIBOR	Semi-Annually	(0.104)	Semi-Annually	12/18/2029	EUR	313,200	–	4,790	4,790
Receive	6 Month EUR LIBOR	Semi-Annually	(0.110)	Semi-Annually	12/18/2029	EUR	313,200	–	5,004	5,004
Receive	6 Month EUR LIBOR	Semi-Annually	(0.112)	Semi-Annually	12/18/2029	EUR	313,200	–	5,093	5,093
Receive	6 Month EUR LIBOR	Semi-Annually	(0.117)	Semi-Annually	12/18/2029	EUR	313,200	–	5,253	5,253
Receive	6 Month EUR LIBOR	Semi-Annually	(0.118)	Semi-Annually	12/18/2029	EUR	313,200	–	5,288	5,288
Pay	3 Month CDOR	Quarterly	1.955	Semi-Annually	12/18/2024	CAD	761,837	–	5,509	5,509
Receive	6 Month EUR LIBOR	Semi-Annually	(0.127)	Semi-Annually	12/18/2029	EUR	313,200	–	5,626	5,626
Pay	6 Month GBP LIBOR	Semi-Annually	0.855	Semi-Annually	12/15/2026	GBP	1,102,500	–	5,636	5,636
Pay	3 Month CDOR	Quarterly	1.960	Semi-Annually	12/18/2024	CAD	761,838	–	5,648	5,648
Receive	6 Month EUR LIBOR	Semi-Annually	(0.131)	Semi-Annually	12/18/2029	EUR	313,200	–	5,750	5,750
Pay	3 Month USD LIBOR	Quarterly	1.744	Quarterly	12/18/2029	USD	425,581	–	5,797	5,797
Receive	3 Month USD LIBOR	Quarterly	(1.737)	Quarterly	11/15/2044	USD	624,028	–	5,833	5,833
Receive	6 Month EUR LIBOR	Semi-Annually	(0.138)	Semi-Annually	12/18/2029	EUR	313,200	–	5,999	5,999
Receive	6 Month EUR LIBOR	Semi-Annually	(0.140)	Semi-Annually	12/18/2029	EUR	313,200	–	6,070	6,070
Receive	6 Month EUR LIBOR	Semi-Annually	(0.400)	Semi-Annually	12/18/2024	EUR	755,000	–	6,076	6,076
Receive	6 Month EUR LIBOR	Semi-Annually	(0.141)	Semi-Annually	12/18/2029	EUR	313,200	–	6,106	6,106
Receive	6 Month EUR LIBOR	Semi-Annually	(0.144)	Semi-Annually	12/18/2029	EUR	313,200	–	6,213	6,213
Receive	3 Month USD LIBOR	Quarterly	(1.708)	Quarterly	11/15/2044	USD	406,625	–	6,237	6,237
Pay	6 Month GBP LIBOR	Semi-Annually	2.038	Semi-Annually	12/19/2039	GBP	858,667	–	6,338	6,338
Receive	3 Month USD LIBOR	Quarterly	(1.655)	Quarterly	11/15/2044	USD	239,800	–	6,358	6,358
Receive	6 Month EUR LIBOR	Semi-Annually	(0.150)	Semi-Annually	12/18/2029	EUR	313,200	–	6,444	6,444
Receive	6 Month EUR LIBOR	Semi-Annually	(0.151)	Semi-Annually	12/18/2029	EUR	313,200	–	6,462	6,462
Receive	6 Month EUR LIBOR	Semi-Annually	(0.152)	Semi-Annually	12/18/2029	EUR	313,200	–	6,515	6,515
Receive	3 Month USD LIBOR	Quarterly	(1.651)	Quarterly	11/15/2044	USD	239,800	–	6,562	6,562
Pay	6 Month EUR LIBOR	Semi-Annually	1.024	Semi-Annually	06/20/2040	EUR	50,000	–	6,660	6,660
Receive	6 Month EUR LIBOR	Semi-Annually	(0.160)	Semi-Annually	12/18/2029	EUR	313,200	–	6,782	6,782

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.161)%	Semi-Annually	12/18/2029	EUR	313,200	$–	$6,817	$6,817
Receive	6 Month EUR LIBOR	Semi-Annually	(0.166)	Semi-Annually	12/18/2029	EUR	313,200	–	6,995	6,995
Pay	3 Month CDOR	Quarterly	1.953	Semi-Annually	12/18/2024	CAD	1,069,814	–	7,658	7,658
Receive	3 Month USD LIBOR	Quarterly	(1.511)	Quarterly	05/15/2045	USD	136,859	–	7,746	7,746
Pay	3 Month USD LIBOR	Quarterly	2.060	Quarterly	12/19/2039	USD	858,667	–	7,875	7,875
Pay	3 Month USD LIBOR	Quarterly	2.068	Quarterly	12/19/2039	USD	858,667	–	8,388	8,388
Receive	3 Month USD LIBOR	Quarterly	(1.704)	Quarterly	11/15/2044	USD	551,561	–	8,928	8,928
Receive	3 Month USD LIBOR	Quarterly	(1.630)	Quarterly	11/15/2044	USD	338,183	–	10,721	10,721
Receive	6 Month EUR LIBOR	Semi-Annually	(0.310)	Semi-Annually	09/18/2024	EUR	6,031,000	–	12,019	12,019
Receive	6 Month EUR LIBOR	Semi-Annually	(0.400)	Semi-Annually	12/18/2024	EUR	755,000	–	12,293	12,293
Receive	3 Month USD LIBOR	Quarterly	(1.817)	Quarterly	05/15/2045	USD	945,680	–	14,270	14,270
Pay	6 Month EUR LIBOR	Semi-Annually	0.900	Semi-Annually	03/20/2030	EUR	150,000	–	14,393	14,393
Receive	3 Month USD LIBOR	Quarterly	(1.586)	Quarterly	05/15/2045	USD	354,384	–	14,461	14,461
Receive	3 Month USD LIBOR	Quarterly	(1.603)	Quarterly	05/15/2045	USD	472,968	–	17,613	17,613
Receive	3 Month USD LIBOR	Quarterly	(1.726)	Quarterly	08/17/2039	USD	1,183,034	–	20,637	20,637
Receive	3 Month USD LIBOR	Quarterly	(1.782)	Quarterly	05/15/2045	USD	945,680	–	21,039	21,039
Receive	3 Month USD LIBOR	Quarterly	(1.543)	Quarterly	05/15/2045	USD	436,740	–	21,772	21,772
Receive	3 Month USD LIBOR	Quarterly	(1.554)	Quarterly	05/15/2045	USD	472,968	–	22,508	22,508
Receive	3 Month USD LIBOR	Quarterly	(1.771)	Quarterly	05/15/2045	USD	945,600	–	23,255	23,255
Receive	3 Month USD LIBOR	Quarterly	(1.527)	Quarterly	05/15/2045	USD	491,081	–	26,133	26,133
Receive	3 Month USD LIBOR	Quarterly	(1.247)	Quarterly	03/06/2025	USD	3,057,937	–	30,148	30,148
Pay	3 Month USD LIBOR	Quarterly	2.842	Quarterly	02/23/2039	USD	802,510	–	58,302	58,302
Pay	3 Month USD LIBOR	Quarterly	2.855	Quarterly	02/23/2039	USD	1,933,981	–	142,531	142,531
Subtotal – Appreciation								–	802,545	802,545
Interest Rate Risk
Receive	3 Month USD LIBOR	Quarterly	(2.430)	Quarterly	09/19/2039	USD	921,000	–	(35,770)	(35,770)
Receive	3 Month USD LIBOR	Quarterly	(1.904)	Quarterly	05/15/2045	USD	945,680	–	(24,556)	(24,556)
Receive	3 Month USD LIBOR	Quarterly	(1.899)	Quarterly	05/15/2045	USD	945,680	–	(23,641)	(23,641)
Pay	3 Month USD LIBOR	Quarterly	1.696	Quarterly	08/17/2039	USD	1,183,034	–	(23,504)	(23,504)
Pay	3 Month USD LIBOR	Quarterly	1.180	Quarterly	03/06/2025	USD	1,528,969	–	(20,038)	(20,038)
Receive	3 Month USD LIBOR	Quarterly	(1.880)	Quarterly	05/15/2045	USD	945,680	–	(19,823)	(19,823)
Pay	3 Month USD LIBOR	Quarterly	1.250	Quarterly	03/06/2025	USD	1,528,968	–	(14,890)	(14,890)
Receive	3 Month USD LIBOR	Quarterly	(2.714)	Quarterly	06/20/2039	USD	220,000	–	(13,609)	(13,609)
Pay	6 Month GBP LIBOR	Semi-Annually	0.630	Semi-Annually	09/15/2026	GBP	1,345,200	–	(11,556)	(11,556)
Receive	3 Month USD LIBOR	Quarterly	(1.920)	Quarterly	05/15/2045	USD	368,636	–	(10,859)	(10,859)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.126)	Semi-Annually	09/21/2069	GBP	124,900	–	(10,130)	(10,130)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.120)	Semi-Annually	09/21/2069	GBP	124,900	–	(9,896)	(9,896)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.119)	Semi-Annually	09/21/2069	GBP	124,900	–	(9,858)	(9,858)
Pay	3 Month STIBOR	Quarterly	0.182	Quarterly	12/18/2029	SEK	3,462,650	–	(9,554)	(9,554)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.111)	Semi-Annually	09/21/2069	GBP	124,900	–	(9,546)	(9,546)
Pay	3 Month STIBOR	Quarterly	0.183	Quarterly	12/18/2029	SEK	3,462,650	–	(9,501)	(9,501)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.107)	Semi-Annually	09/21/2069	GBP	124,900	–	(9,391)	(9,391)
Pay	3 Month STIBOR	Quarterly	0.188	Quarterly	12/18/2029	SEK	3,462,650	–	(9,322)	(9,322)
Pay	3 Month STIBOR	Quarterly	0.188	Quarterly	12/18/2029	SEK	3,462,650	–	(9,322)	(9,322)
Pay	3 Month STIBOR	Quarterly	0.191	Quarterly	12/18/2029	SEK	3,462,650	–	(9,215)	(9,215)
Pay	3 Month STIBOR	Quarterly	0.192	Quarterly	12/18/2029	SEK	3,462,650	–	(9,179)	(9,179)
Pay	3 Month STIBOR	Quarterly	0.197	Quarterly	12/18/2029	SEK	3,462,650	–	(9,018)	(9,018)
Pay	6 Month GBP LIBOR	Semi-Annually	0.627	Semi-Annually	09/21/2069	GBP	121,200	–	(9,003)	(9,003)
Pay	3 Month STIBOR	Quarterly	0.202	Quarterly	12/18/2029	SEK	3,462,650	–	(8,822)	(8,822)
Pay	3 Month STIBOR	Quarterly	0.202	Quarterly	12/18/2029	SEK	3,462,650	–	(8,822)	(8,822)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month STIBOR	Quarterly	0.206%	Quarterly	12/18/2029	SEK	3,462,650	$–	$(8,679)	$(8,679)
Pay	3 Month USD LIBOR	Quarterly	1.928	Quarterly	12/19/2039	USD	858,666	–	(8,646)	(8,646)
Pay	3 Month STIBOR	Quarterly	0.208	Quarterly	12/18/2029	SEK	3,462,650	–	(8,607)	(8,607)
Pay	3 Month STIBOR	Quarterly	0.212	Quarterly	12/18/2029	SEK	3,462,650	–	(8,482)	(8,482)
Pay	3 Month USD LIBOR	Quarterly	1.523	Quarterly	05/15/2045	USD	154,000	–	(8,321)	(8,321)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.007)	Semi-Annually	12/21/2069	GBP	184,000	–	(8,170)	(8,170)
Pay	3 Month USD LIBOR	Quarterly	1.938	Quarterly	12/19/2039	USD	858,667	–	(8,008)	(8,008)
Pay	6 Month GBP LIBOR	Semi-Annually	0.554	Semi-Annually	09/15/2026	GBP	588,525	–	(7,886)	(7,886)
Pay	6 Month GBP LIBOR	Semi-Annually	0.557	Semi-Annually	09/15/2026	GBP	588,525	–	(7,793)	(7,793)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.056)	Semi-Annually	09/21/2069	GBP	131,145	–	(7,774)	(7,774)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.047)	Semi-Annually	09/21/2069	GBP	131,145	–	(7,390)	(7,390)
Pay	3 Month STIBOR	Quarterly	0.252	Quarterly	12/18/2029	SEK	3,462,650	–	(7,035)	(7,035)
Pay	6 Month GBP LIBOR	Semi-Annually	0.577	Semi-Annually	09/15/2026	GBP	588,525	–	(7,029)	(7,029)
Pay	3 Month STIBOR	Quarterly	0.255	Quarterly	12/18/2029	SEK	3,462,650	–	(6,927)	(6,927)
Pay	6 Month GBP LIBOR	Semi-Annually	0.580	Semi-Annually	09/15/2026	GBP	588,525	–	(6,918)	(6,918)
Receive	3 Month USD LIBOR	Quarterly	(1.867)	Quarterly	05/15/2045	USD	368,637	–	(6,702)	(6,702)
Pay	3 Month STIBOR	Quarterly	0.267	Quarterly	12/18/2029	SEK	3,462,650	–	(6,499)	(6,499)
Pay	3 Month STIBOR	Quarterly	0.267	Quarterly	12/18/2029	SEK	3,462,650	–	(6,499)	(6,499)
Pay	3 Month STIBOR	Quarterly	0.272	Quarterly	12/18/2029	SEK	3,462,650	–	(6,320)	(6,320)
Pay	6 Month GBP LIBOR	Semi-Annually	0.644	Semi-Annually	09/21/2069	GBP	90,900	–	(6,271)	(6,271)
Pay	6 Month GBP LIBOR	Semi-Annually	0.647	Semi-Annually	09/21/2069	GBP	90,900	–	(6,186)	(6,186)
Pay	3 Month STIBOR	Quarterly	0.279	Quarterly	12/18/2029	SEK	3,462,650	–	(6,070)	(6,070)
Pay	6 Month GBP LIBOR	Semi-Annually	0.605	Semi-Annually	09/15/2026	GBP	588,525	–	(5,987)	(5,987)
Receive	3 Month USD LIBOR	Quarterly	(1.772)	Quarterly	09/18/2029	USD	372,900	–	(5,966)	(5,966)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.960)	Semi-Annually	12/21/2069	GBP	195,250	–	(5,835)	(5,835)
Pay	6 Month GBP LIBOR	Semi-Annually	0.610	Semi-Annually	09/15/2026	GBP	588,525	–	(5,801)	(5,801)
Pay	6 Month GBP LIBOR	Semi-Annually	0.777	Semi-Annually	12/15/2026	GBP	1,102,390	–	(5,789)	(5,789)
Pay	3 Month USD LIBOR	Quarterly	1.971	Quarterly	12/19/2039	USD	858,666	–	(5,740)	(5,740)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.005)	Semi-Annually	09/21/2069	GBP	131,145	–	(5,695)	(5,695)
Pay	6 Month GBP LIBOR	Semi-Annually	0.621	Semi-Annually	09/15/2026	GBP	588,525	–	(5,391)	(5,391)
Receive	3 Month USD LIBOR	Quarterly	(1.744)	Quarterly	09/18/2029	USD	372,900	–	(4,983)	(4,983)
Pay	3 Month CDOR	Quarterly	1.745	Semi-Annually	12/18/2024	CAD	1,069,814	–	(4,975)	(4,975)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.051)	Semi-Annually	12/21/2069	GBP	85,000	–	(4,932)	(4,932)
Pay	6 Month GBP LIBOR	Semi-Annually	0.640	Semi-Annually	09/15/2026	GBP	588,525	–	(4,683)	(4,683)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.979)	Semi-Annually	09/21/2069	GBP	131,145	–	(4,633)	(4,633)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.030)	Semi-Annually	12/21/2069	GBP	85,000	–	(4,377)	(4,377)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.022)	Semi-Annually	12/21/2069	GBP	85,000	–	(4,165)	(4,165)
Pay	3 Month STIBOR	Quarterly	0.218	Quarterly	12/18/2029	SEK	1,731,325	–	(4,125)	(4,125)
Pay	6 Month GBP LIBOR	Semi-Annually	0.663	Semi-Annually	09/21/2069	GBP	65,500	–	(4,125)	(4,125)
Receive	3 Month USD LIBOR	Quarterly	(1.718)	Quarterly	09/18/2029	USD	372,900	–	(4,087)	(4,087)
Receive	3 Month USD LIBOR	Quarterly	(2.050)	Quarterly	09/19/2039	USD	482,479	–	(4,085)	(4,085)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.909)	Semi-Annually	09/21/2069	GBP	299,760	–	(4,056)	(4,056)
Receive	3 Month USD LIBOR	Quarterly	(1.716)	Quarterly	09/18/2029	USD	372,900	–	(4,018)	(4,018)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.862)	Semi-Annually	12/15/2026	GBP	706,000	–	(3,908)	(3,908)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.938)	Semi-Annually	09/21/2069	GBP	173,750	–	(3,893)	(3,893)
Receive	3 Month USD LIBOR	Quarterly	(1.712)	Quarterly	09/19/2029	USD	372,900	–	(3,851)	(3,851)
Pay	6 Month GBP LIBOR	Semi-Annually	0.683	Semi-Annually	09/21/2069	GBP	65,500	–	(3,727)	(3,727)
Pay	3 Month CDOR	Quarterly	1.658	Semi-Annually	09/18/2024	CAD	953,844	–	(3,671)	(3,671)
Pay	3 Month CDOR	Quarterly	1.658	Semi-Annually	09/18/2024	CAD	953,514	–	(3,670)	(3,670)
Pay	3 Month STIBOR	Quarterly	0.261	Quarterly	12/18/2029	SEK	1,731,325	–	(3,357)	(3,357)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month STIBOR	Quarterly	0.265%	Quarterly	12/18/2029	SEK	1,731,325	$–	$(3,285)	$(3,285)
Receive	3 Month USD LIBOR	Quarterly	(1.688)	Quarterly	09/19/2029	USD	372,900	–	(3,023)	(3,023)
Pay	6 Month GBP LIBOR	Semi-Annually	0.685	Semi-Annually	09/15/2026	GBP	588,525	–	(3,008)	(3,008)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.939)	Semi-Annually	09/21/2069	GBP	131,145	–	(3,000)	(3,000)
Pay	3 Month CDOR	Quarterly	1.683	Semi-Annually	09/18/2024	CAD	953,844	–	(2,819)	(2,819)
Pay	3 Month STIBOR	Quarterly	0.292	Quarterly	12/18/2029	SEK	1,731,325	–	(2,811)	(2,811)
Receive	3 Month USD LIBOR	Quarterly	(1.883)	Quarterly	05/15/2045	USD	128,000	–	(2,773)	(2,773)
Pay	3 Month CDOR	Quarterly	1.685	Semi-Annually	09/18/2024	CAD	953,844	–	(2,734)	(2,734)
Receive	6 Month AUD BBSW	Semi-Annually	(1.068)	Semi-Annually	12/18/2024	AUD	1,641,220	–	(2,730)	(2,730)
Pay	6 Month GBP LIBOR	Semi-Annually	0.534	Semi-Annually	09/18/2024	GBP	189,000	–	(2,711)	(2,711)
Pay	3 Month USD LIBOR	Quarterly	1.643	Quarterly	12/18/2029	USD	429,673	–	(2,672)	(2,672)
Pay	3 Month CDOR	Quarterly	1.690	Semi-Annually	09/18/2024	CAD	953,845	–	(2,563)	(2,563)
Pay	3 Month CDOR	Quarterly	1.693	Semi-Annually	09/18/2024	CAD	953,845	–	(2,478)	(2,478)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.957)	Semi-Annually	12/21/2069	GBP	85,000	–	(2,466)	(2,466)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.882)	Semi-Annually	09/18/2029	GBP	290,300	–	(2,450)	(2,450)
Pay	3 Month CDOR	Quarterly	1.695	Semi-Annually	09/18/2024	CAD	953,844	–	(2,393)	(2,393)
Receive	3 Month USD LIBOR	Quarterly	(1.669)	Quarterly	09/20/2029	USD	372,900	–	(2,384)	(2,384)
Pay	6 Month GBP LIBOR	Semi-Annually	0.706	Semi-Annually	09/21/2069	GBP	47,750	–	(2,372)	(2,372)
Pay	6 Month GBP LIBOR	Semi-Annually	0.708	Semi-Annually	09/21/2069	GBP	47,750	–	(2,350)	(2,350)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.879)	Semi-Annually	09/18/2029	GBP	290,300	–	(2,341)	(2,341)
Pay	3 Month CDOR	Quarterly	1.698	Semi-Annually	09/18/2024	CAD	953,844	–	(2,308)	(2,308)
Pay	6 Month GBP LIBOR	Semi-Annually	0.711	Semi-Annually	09/21/2069	GBP	47,750	–	(2,298)	(2,298)
Pay	6 Month GBP LIBOR	Semi-Annually	0.711	Semi-Annually	09/21/2069	GBP	47,750	–	(2,298)	(2,298)
Receive	3 Month USD LIBOR	Quarterly	(1.810)	Quarterly	05/15/2045	USD	368,636	–	(2,292)	(2,292)
Pay	6 Month GBP LIBOR	Semi-Annually	0.712	Semi-Annually	09/21/2069	GBP	47,750	–	(2,283)	(2,283)
Pay	6 Month GBP LIBOR	Semi-Annually	0.795	Semi-Annually	12/15/2026	GBP	551,277	–	(2,270)	(2,270)
Pay	6 Month GBP LIBOR	Semi-Annually	0.705	Semi-Annually	09/15/2026	GBP	588,525	–	(2,263)	(2,263)
Pay	6 Month GBP LIBOR	Semi-Annually	0.714	Semi-Annually	09/21/2069	GBP	47,750	–	(2,256)	(2,256)
Pay	6 Month GBP LIBOR	Semi-Annually	0.718	Semi-Annually	09/21/2069	GBP	47,750	–	(2,201)	(2,201)
Receive	3 Month USD LIBOR	Quarterly	(2.000)	Quarterly	09/19/2039	USD	482,480	–	(2,157)	(2,157)
Receive	3 Month USD LIBOR	Quarterly	(1.662)	Quarterly	09/18/2029	USD	372,900	–	(2,157)	(2,157)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.872)	Semi-Annually	09/18/2029	GBP	290,300	–	(2,088)	(2,088)
Pay	3 Month CDOR	Quarterly	1.705	Semi-Annually	09/18/2024	CAD	953,845	–	(2,052)	(2,052)
Pay	3 Month CDOR	Quarterly	1.705	Semi-Annually	09/18/2024	CAD	953,845	–	(2,052)	(2,052)
Receive	3 Month USD LIBOR	Quarterly	(1.658)	Quarterly	09/20/2029	USD	372,900	–	(1,988)	(1,988)
Receive	3 Month USD LIBOR	Quarterly	(1.654)	Quarterly	09/18/2029	USD	372,901	–	(1,948)	(1,948)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.868)	Semi-Annually	09/18/2029	GBP	290,300	–	(1,943)	(1,943)
Receive	6 Month AUD BBSW	Semi-Annually	(1.076)	Semi-Annually	12/18/2024	AUD	992,837	–	(1,919)	(1,919)
Pay	3 Month CDOR	Quarterly	1.710	Semi-Annually	09/18/2024	CAD	953,844	–	(1,881)	(1,881)
Receive	6 Month AUD BBSW	Semi-Annually	(1.042)	Semi-Annually	12/18/2024	AUD	2,309,865	–	(1,819)	(1,819)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.910)	Semi-Annually	09/21/2069	GBP	131,145	–	(1,815)	(1,815)
Receive	3 Month USD LIBOR	Quarterly	(1.650)	Quarterly	09/18/2029	USD	372,900	–	(1,810)	(1,810)
Pay	6 Month GBP LIBOR	Semi-Annually	0.746	Semi-Annually	09/21/2069	GBP	47,750	–	(1,778)	(1,778)
Receive	3 Month USD LIBOR	Quarterly	(1.649)	Quarterly	09/18/2029	USD	372,901	–	(1,759)	(1,759)
Pay	3 Month CDOR	Quarterly	1.765	Semi-Annually	12/18/2024	CAD	445,756	–	(1,748)	(1,748)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.862)	Semi-Annually	09/18/2029	GBP	290,300	–	(1,726)	(1,726)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.907)	Semi-Annually	09/21/2069	GBP	131,145	–	(1,693)	(1,693)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.861)	Semi-Annually	09/18/2029	GBP	290,300	–	(1,672)	(1,672)
Receive	3 Month USD LIBOR	Quarterly	(1.647)	Quarterly	09/23/2029	USD	372,901	–	(1,590)	(1,590)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.904)	Semi-Annually	09/21/2069	GBP	131,145	–	(1,570)	(1,570)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                      Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	1.904%	Quarterly	09/19/2039	USD	482,562	$–	$(1,565)	$(1,565)
Pay	3 Month USD LIBOR	Quarterly	1.617	Quarterly	12/18/2029	USD	180,054	–	(1,554)	(1,554)
Pay	3 Month CDOR	Quarterly	1.720	Semi-Annually	09/18/2024	CAD	953,844	–	(1,541)	(1,541)
Pay	3 Month CDOR	Quarterly	1.720	Semi-Annually	09/18/2024	CAD	953,844	–	(1,541)	(1,541)
Pay	3 Month CDOR	Quarterly	1.720	Semi-Annually	09/18/2024	CAD	953,844	–	(1,541)	(1,541)
Receive	3 Month USD LIBOR	Quarterly	(2.059)	Quarterly	09/19/2039	USD	167,000	–	(1,541)	(1,541)
Pay	3 Month CDOR	Quarterly	1.730	Semi-Annually	09/18/2024	CAD	953,844	–	(1,200)	(1,200)
Receive	3 Month USD LIBOR	Quarterly	(1.635)	Quarterly	09/23/2029	USD	372,900	–	(1,193)	(1,193)
Receive	3 Month USD LIBOR	Quarterly	(1.795)	Quarterly	05/15/2045	USD	369,091	–	(1,160)	(1,160)
Pay	3 Month CDOR	Quarterly	1.733	Semi-Annually	09/18/2024	CAD	953,844	–	(1,114)	(1,114)
Receive	3 Month USD LIBOR	Quarterly	(1.676)	Quarterly	12/18/2029	USD	138,794	–	(1,003)	(1,003)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.842)	Semi-Annually	09/18/2029	GBP	290,300	–	(1,002)	(1,002)
Pay	6 Month GBP LIBOR	Semi-Annually	0.744	Semi-Annually	09/15/2026	GBP	697,000	–	(960)	(960)
Receive	3 Month USD LIBOR	Quarterly	(1.665)	Quarterly	12/18/2029	USD	139,206	–	(870)	(870)
Pay	3 Month CDOR	Quarterly	1.740	Semi-Annually	09/18/2024	CAD	953,845	–	(831)	(831)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.835)	Semi-Annually	09/18/2029	GBP	290,300	–	(749)	(749)
Pay	6 Month GBP LIBOR	Semi-Annually	0.750	Semi-Annually	09/15/2026	GBP	588,525	–	(587)	(587)
Pay	3 Month CDOR	Quarterly	1.750	Semi-Annually	09/18/2024	CAD	953,845	–	(518)	(518)
Pay	3 Month CDOR	Quarterly	1.750	Semi-Annually	09/18/2024	CAD	953,844	–	(481)	(481)
Receive	6 Month AUD BBSW	Semi-Annually	(1.029)	Semi-Annually	12/18/2024	AUD	1,114,409	–	(390)	(390)
Pay	6 Month GBP LIBOR	Semi-Annually	0.758	Semi-Annually	09/15/2026	GBP	697,000	–	(342)	(342)
Pay	6 Month GBP LIBOR	Semi-Annually	0.757	Semi-Annually	09/15/2026	GBP	588,525	–	(329)	(329)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.822)	Semi-Annually	09/18/2029	GBP	290,300	–	(279)	(279)
Pay	3 Month CDOR	Quarterly	1.760	Semi-Annually	09/18/2024	CAD	953,844	–	(148)	(148)
Pay	3 Month CDOR	Quarterly	1.760	Semi-Annually	09/18/2024	CAD	953,845	–	(140)	(140)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.117)	Semi-Annually	12/18/2029	EUR	313,200	–	(74)	(74)
Pay	3 Month CDOR	Quarterly	1.763	Semi-Annually	09/18/2024	CAD	953,844	–	(55)	(55)
Receive	6 Month GBP LIBOR	Semi-Annually	(0.866)	Semi-Annually	09/21/2069	GBP	131,145	–	(19)	(19)
Receive	3 Month USD LIBOR	Quarterly	(1.598)	Quarterly	09/18/2029	USD	372,900	–	(18)	(18)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.118)	Semi-Annually	12/18/2029	EUR	313,200	–	(12)	(12)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.112)	Semi-Annually	12/18/2029	EUR	313,200	–	(12)	(12)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.110)	Semi-Annually	12/18/2029	EUR	313,200	–	(12)	(12)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.104)	Semi-Annually	12/18/2029	EUR	313,200	–	(12)	(12)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.152)	Semi-Annually	12/18/2029	EUR	313,200	–	(11)	(11)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.141)	Semi-Annually	12/18/2029	EUR	313,200	–	(11)	(11)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.140)	Semi-Annually	12/18/2029	EUR	313,200	–	(11)	(11)
Pay	3 Month STIBOR	Quarterly	0.182	Quarterly	12/18/2029	SEK	3,462,650	–	(7)	(7)
Pay	3 Month STIBOR	Quarterly	0.191	Quarterly	12/18/2029	SEK	3,462,650	–	(7)	(7)
Pay	3 Month STIBOR	Quarterly	0.192	Quarterly	12/18/2029	SEK	3,462,650	–	(7)	(7)
Pay	3 Month STIBOR	Quarterly	0.279	Quarterly	12/18/2029	SEK	3,462,650	–	(2)	(2)
Pay	3 Month STIBOR	Quarterly	0.188	Quarterly	12/18/2029	SEK	3,462,650	–	(1)	(1)
Pay	3 Month STIBOR	Quarterly	0.261	Quarterly	12/18/2029	SEK	1,731,325	–	(1)	(1)
Pay	3 Month STIBOR	Quarterly	0.265	Quarterly	12/18/2029	SEK	1,731,325	–	(1)	(1)
Pay	3 Month STIBOR	Quarterly	0.292	Quarterly	12/18/2029	SEK	1,731,325	–	(1)	(1)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.151)	Semi-Annually	12/18/2029	EUR	313,200	–	(1)	(1)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.138)	Semi-Annually	12/18/2029	EUR	313,200	–	(1)	(1)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.166)	Semi-Annually	12/18/2029	EUR	313,200	–	(0)	(0)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                      Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.161)%	Semi-Annually	12/18/2029	EUR	313,200	$–	$(0)	$(0)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.144)	Semi-Annually	12/18/2029	EUR	313,200	–	(0)	(0)
Subtotal – Depreciation								–	(766,414)	(766,414)
Total Centrally Cleared Interest Rate Swap Agreements								$–	$36,131	$36,131

Open Over-The-Counter Inflation Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.06%	At Maturity	12/29/2025	GBP	3,450,000	$–	$(144,929)	$(144,929)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

Open Centrally Cleared Inflation Rate Swap Agreements
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	United Kingdom RPI	At Maturity	3.63%	At Maturity	01/15/2027	GBP	885,159	$–	$27,718	$27,718
Pay	United Kingdom RPI	At Maturity	3.64	At Maturity	01/15/2027	GBP	644,420	–	20,401	20,401
Pay	United Kingdom RPI	At Maturity	3.63	At Maturity	01/15/2027	GBP	644,421	–	19,847	19,847
Pay	United Kingdom RPI	At Maturity	3.62	At Maturity	07/15/2029	GBP	238,400	–	5,943	5,943
Pay	United Kingdom RPI	At Maturity	3.59	At Maturity	07/15/2029	GBP	204,000	–	4,080	4,080
Pay	United Kingdom RPI	At Maturity	3.76	At Maturity	09/15/2029	GBP	71,000	–	3,210	3,210
Pay	United Kingdom RPI	At Maturity	3.76	At Maturity	09/15/2029	GBP	71,000	–	3,185	3,185
Pay	United Kingdom RPI	At Maturity	3.76	At Maturity	09/15/2029	GBP	71,000	–	3,185	3,185
Pay	United Kingdom RPI	At Maturity	3.75	At Maturity	09/15/2029	GBP	71,000	–	3,107	3,107
Pay	United Kingdom RPI	At Maturity	3.25	At Maturity	07/15/2025	GBP	681,299	–	3,088	3,088
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	2,913	2,913
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	2,858	2,858
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	2,822	2,822
Pay	United Kingdom RPI	At Maturity	3.73	At Maturity	09/15/2029	GBP	71,000	–	2,798	2,798
Pay	United Kingdom RPI	At Maturity	3.71	At Maturity	09/15/2029	GBP	71,000	–	2,653	2,653
Pay	United Kingdom RPI	At Maturity	3.71	At Maturity	09/15/2029	GBP	71,000	–	2,641	2,641
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	02/15/2029	GBP	256,750	–	2,349	2,349
Pay	United Kingdom RPI	At Maturity	3.51	At Maturity	02/15/2029	GBP	256,750	–	2,209	2,209
Pay	United Kingdom RPI	At Maturity	3.50	At Maturity	02/15/2029	GBP	256,750	–	1,746	1,746
Pay	United Kingdom RPI	At Maturity	3.49	At Maturity	02/15/2029	GBP	256,750	–	1,509	1,509
Subtotal – Appreciation								–	118,262	118,262
Interest Rate Risk
Pay	United Kingdom RPI	At Maturity	3.41	At Maturity	05/15/2027	GBP	1,022,000	–	(950)	(950)
Pay	United Kingdom RPI	At Maturity	3.11	At Maturity	06/15/2026	GBP	1,196,950	–	(65,430)	(65,430)
Receive	United Kingdom RPI	At Maturity	(3.48)	At Maturity	01/15/2029	GBP	200,000	–	(1,408)	(1,408)
Receive	United Kingdom RPI	At Maturity	(3.47)	At Maturity	02/15/2029	GBP	524,000	–	(1,456)	(1,456)
Receive	United Kingdom RPI	At Maturity	(3.56)	At Maturity	03/15/2029	GBP	327,000	–	(3,684)	(3,684)
Receive	United Kingdom RPI	At Maturity	(3.71)	At Maturity	12/15/2028	GBP	537,000	–	(25,906)	(25,906)
Subtotal – Depreciation								–	(98,834)	(98,834)
Total – Centrally Cleared Inflation Swap Agreements								$–	$19,428	$19,428

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                      Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

Equity Risk

Barclays Bank PLC	S&P 500 Index	Receive	20.80%	At Maturity	12/18/2020	USD	1,645	$ 2,470

BNP Paribas S.A.	Nikkei 225 Index	Receive	23.21	At Maturity	12/11/2020	JPY	269,435	5,891

BNP Paribas S.A.	Nikkei 225 Index	Receive	22.94	At Maturity	12/11/2020	JPY	205,944	4,037

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	22.20	At Maturity	12/30/2019	HKD	44,962	33,757

J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	19.36	At Maturity	12/12/2019	KRW	772,083	3,234

J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	16.92	At Maturity	12/19/2019	AUD	2,026	6,396

Societe Generale	Hang Seng China Enterprise Index	Receive	22.40	At Maturity	12/30/2019	HKD	44,962	34,753

Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	At Maturity	12/30/2019	HKD	8,496	7,734

Societe Generale	Hang Seng China Enterprise Index	Receive	16.60	At Maturity	12/30/2019	HKD	48,844	3,319

Societe Generale	Hang Seng China Enterprise Index	Receive	22.20	At Maturity	12/30/2020	HKD	48,844	359

Societe Generale	S&P 500 Index	Receive	21.25	At Maturity	12/18/2020	USD	1,645	3,162

UBS AG	Hang Seng China Enterprise Index	Receive	22.45	At Maturity	12/30/2019	HKD	44,962	34,788

UBS AG	Hang Seng China Enterprise Index	Receive	22.00	At Maturity	12/30/2019	HKD	44,961	32,751

UBS AG	Hang Seng China Enterprise Index	Receive	26.45	At Maturity	12/30/2019	HKD	22,099	23,337

UBS AG	Hang Seng China Enterprise Index	Receive	22.15	At Maturity	12/30/2019	HKD	16,467	12,238

UBS AG	Hang Seng Index	Receive	24.95	At Maturity	12/30/2019	HKD	7,441	6,917

UBS AG	Hang Seng Index	Receive	19.50	At Maturity	12/30/2019	HKD	3,968	1,695

UBS AG	Hang Seng Index	Receive	20.80	At Maturity	12/30/2020	HKD	14,412	3

UBS AG	KOSPI 200 Index	Receive	19.50	At Maturity	12/12/2019	KRW	1,033,969	4,501

UBS AG	KOSPI 200 Index	Receive	16.15	At Maturity	12/12/2019	KRW	557,297	1,166

UBS AG	S&P/ASX 200 Index	Receive	16.60	At Maturity	12/19/2019	AUD	4,391	12,538

UBS AG	S&P/ASX 200 Index	Receive	14.40	At Maturity	12/19/2019	AUD	2,334	4,099

UBS AG	S&P/ASX 200 Index	Receive	12.10	At Maturity	12/19/2019	AUD	7,158	447

Subtotal – Appreciation								239,592

Equity Risk

Barclays Bank PLC	Russell 2000 Index	Receive	23.30	At Maturity	12/18/2020	USD	1,645	(2,549)

BNP Paribas S.A.	Nikkei 225 Index	Receive	23.95	At Maturity	12/10/2021	JPY	140,826	(2,698)

BNP Paribas S.A.	Nikkei 225 Index	Receive	23.99	At Maturity	12/10/2021	JPY	148,665	(2,899)

Goldman Sachs International	Hang Seng China Enterprise Index	Receive	24.53	At Maturity	12/30/2019	HKD	19,923	(18,661)

Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	36,236	(29,997)

Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/30/2019	HKD	33,729	(28,082)

Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/30/2019	HKD	51,400	(42,795)

Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.20	At Maturity	12/30/2019	HKD	6,292	(5,274)

Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.20	At Maturity	12/30/2019	HKD	25,999	(21,792)

Goldman Sachs International	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	10,300	(5,975)

Goldman Sachs International	S&P/ASX 200 Index	Receive	15.90	At Maturity	12/19/2019	AUD	4,212	(9,604)

Goldman Sachs International	S&P/ASX 200 Index	Receive	16.00	At Maturity	12/19/2019	AUD	2,968	(7,596)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.39	At Maturity	12/30/2019	HKD	19,923	(18,412)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.44	At Maturity	12/30/2019	HKD	34,322	(32,096)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.94	At Maturity	12/30/2019	HKD	25,942	(21,382)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	25,349	(20,405)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	48,859	(39,953)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	22,970	(19,686)

J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	26.89	At Maturity	12/30/2019	HKD	35,657	(39,656)

J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.80	At Maturity	12/30/2019	HKD	52,590	(26,910)

J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.64	At Maturity	12/30/2019	HKD	8,943	(5,335)

J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	20.73	At Maturity	12/30/2020	HKD	43,803	(1,726)

J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.40	At Maturity	12/19/2019	AUD	2,337	(4,837)

J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.73	At Maturity	12/19/2019	AUD	5,896	(12,981)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)–(continued)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.84%	At Maturity	12/19/2019	AUD	1,412	$ (3,440)

Societe Generale	Hang Seng China Enterprise Index	Receive	23.79	At Maturity	12/30/2019	HKD	10,050	(8,800)

Societe Generale	Hang Seng China Enterprise Index	Receive	24.20	At Maturity	12/30/2019	HKD	35,793	(32,470)

Societe Generale	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	36,236	(29,294)

Societe Generale	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	20,410	(16,881)

Societe Generale	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	32,612	(26,942)

Societe Generale	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	20,410	(17,030)

Societe Generale	Hang Seng China Enterprise Index	Receive	25.33	At Maturity	12/30/2019	HKD	35,247	(30,668)

Societe Generale	Hang Seng China Enterprise Index	Receive	25.39	At Maturity	12/30/2019	HKD	31,377	(26,853)

Societe Generale	Hang Seng China Enterprise Index	Receive	23.15	At Maturity	12/30/2020	HKD	31,975	(6,390)

Societe Generale	Hang Seng Index	Receive	22.79	At Maturity	12/30/2019	HKD	9,599	(5,935)

Societe Generale	Hang Seng Index	Receive	22.80	At Maturity	12/30/2019	HKD	6,291	(4,984)

Societe Generale	Hang Seng Index	Receive	22.10	At Maturity	12/30/2020	HKD	12,980	(2,009)

Societe Generale	KOSPI 200 Index	Receive	17.60	At Maturity	12/12/2019	KRW	8,425,923	(19,215)

Societe Generale	KOSPI 200 Index	Receive	18.25	At Maturity	12/12/2019	KRW	2,001,759	(5,451)

Societe Generale	KOSPI 200 Index	Receive	19.00	At Maturity	12/12/2019	KRW	734,507	(3,049)

Societe Generale	KOSPI 200 Index	Receive	17.40	At Maturity	12/10/2020	KRW	4,524,610	(1,779)

Societe Generale	Nikkei 225 Index	Receive	23.65	At Maturity	12/11/2020	JPY	810,968	(20,680)

Societe Generale	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,781	(13,129)

Societe Generale	Nikkei 225 Index	Receive	24.25	At Maturity	12/11/2020	JPY	808,475	(24,550)

Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	282,170	(5,286)

Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	358,910	(6,724)

Societe Generale	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	348,375	(6,822)

Societe Generale	Russell 2000 Index	Receive	23.75	At Maturity	12/18/2020	USD	1,645	(3,300)

Societe Generale	S&P/ASX 200 Index	Receive	15.60	At Maturity	12/19/2019	AUD	5,901	(12,614)

Societe Generale	S&P/ASX 200 Index	Receive	15.99	At Maturity	12/19/2019	AUD	3,468	(9,056)

Societe Generale	S&P/ASX 200 Index	Receive	16.15	At Maturity	12/19/2019	AUD	5,114	(15,200)

Societe Generale	S&P/ASX 200 Index	Receive	16.25	At Maturity	12/19/2019	AUD	4,925	(11,846)

Societe Generale	S&P/ASX 200 Index	Receive	15.50	At Maturity	12/17/2020	AUD	4,612	(1,667)

UBS AG	Hang Seng China Enterprise Index	Receive	23.60	At Maturity	12/30/2019	HKD	12,776	(10,934)

UBS AG	Hang Seng China Enterprise Index	Receive	24.40	At Maturity	12/30/2019	HKD	35,793	(33,016)

UBS AG	Hang Seng China Enterprise Index	Receive	24.70	At Maturity	12/30/2019	HKD	36,236	(28,891)

UBS AG	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	91,010	(73,545)

UBS AG	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/30/2019	HKD	6,292	(5,344)

UBS AG	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/30/2019	HKD	26,000	(22,083)

UBS AG	Hang Seng China Enterprise Index	Receive	25.70	At Maturity	12/30/2019	HKD	44,329	(38,445)

UBS AG	Hang Seng China Enterprise Index	Receive	23.20	At Maturity	12/30/2020	HKD	23,516	(3,555)

UBS AG	Hang Seng China Enterprise Index	Receive	24.45	At Maturity	12/30/2020	HKD	56,839	(27,326)

UBS AG	Hang Seng Index	Receive	21.30	At Maturity	12/30/2019	HKD	6,476	(4,008)

UBS AG	Hang Seng Index	Receive	22.40	At Maturity	12/30/2019	HKD	10,300	(5,895)

UBS AG	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	152	(89)

UBS AG	Hang Seng Index	Receive	22.77	At Maturity	12/30/2019	HKD	29,979	(18,446)

UBS AG	Hang Seng Index	Receive	23.00	At Maturity	12/30/2019	HKD	6,291	(5,082)

UBS AG	Hang Seng Index	Receive	21.70	At Maturity	12/30/2020	HKD	23,514	(5,073)

UBS AG	Hang Seng Index	Receive	22.95	At Maturity	12/30/2020	HKD	6,311	(1,319)

UBS AG	KOSPI 200 Index	Receive	17.70	At Maturity	12/12/2019	KRW	747,249	(2,432)

UBS AG	KOSPI 200 Index	Receive	17.70	At Maturity	12/12/2019	KRW	5,376,546	(12,942)

UBS AG	KOSPI 200 Index	Receive	19.00	At Maturity	12/12/2019	KRW	734,506	(3,035)

UBS AG	KOSPI 200 Index	Receive	17.45	At Maturity	12/10/2020	KRW	7,120,554	(4,153)

UBS AG	KOSPI 200 Index	Receive	17.80	At Maturity	12/10/2020	KRW	1,143,155	(672)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)–(continued)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

UBS AG	KOSPI 200 Index	Receive	17.90%	At Maturity	12/10/2020	KRW	3,687,422	$ (5,138)

UBS AG	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,782	(13,128)

UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	148,989	(4,224)

UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	422,672	(11,983)

UBS AG	Nikkei 225 Index	Receive	24.10	At Maturity	12/11/2020	JPY	806,694	(23,522)

UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	229,328	(4,491)

UBS AG	S&P/ASX 200 Index	Receive	15.10	At Maturity	12/19/2019	AUD	3,959	(9,252)

UBS AG	S&P/ASX 200 Index	Receive	15.60	At Maturity	12/19/2019	AUD	5,607	(11,762)

UBS AG	S&P/ASX 200 Index	Receive	15.75	At Maturity	12/19/2019	AUD	5,902	(15,307)

UBS AG	S&P/ASX 200 Index	Receive	15.80	At Maturity	12/19/2019	AUD	2,969	(7,268)

UBS AG	S&P/ASX 200 Index	Receive	15.84	At Maturity	12/19/2019	AUD	8,330	(21,238)

UBS AG	S&P/ASX 200 Index	Receive	15.85	At Maturity	12/19/2019	AUD	6,798	(15,520)

UBS AG	S&P/ASX 200 Index	Receive	16.30	At Maturity	12/19/2019	AUD	5,115	(15,531)

UBS AG	S&P/ASX 200 Index	Receive	15.30	At Maturity	12/17/2020	AUD	2,886	(578)

UBS AG	S&P/ASX 200 Index	Receive	15.50	At Maturity	12/17/2020	AUD	7,158	(872)

UBS AG	S&P/ASX 200 Index	Receive	16.10	At Maturity	12/17/2020	AUD	3,539	(2,179)

Subtotal – Depreciation								(1,261,643)

Total – Variance Swap Agreements								$(1,022,051)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

Open Over-The-Counter Volatility Swap Agreements(a)

Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)

Currency Risk

Barclays Bank PLC	AUD/USD	Receive	9.70%	At Maturity	12/09/2019	USD	902	$(2,897)

Barclays Bank PLC	USD/CAD	Receive	7.40	At Maturity	12/09/2019	USD	3,607	(10,595)

Barclays Bank PLC	USD/CAD	Receive	6.15	At Maturity	04/07/2020	USD	3,631	(4,681)

Barclays Bank PLC	USD/CAD	Receive	6.35	At Maturity	04/07/2020	USD	3,025	(4,837)

BNP Paribas S.A.	AUD/USD	Receive	8.05	At Maturity	04/15/2020	USD	2,955	(3,089)

BNP Paribas S.A.	AUD/USD	Receive	8.05	At Maturity	04/15/2020	USD	5,820	(5,963)

BNP Paribas S.A.	AUD/USD	Receive	8.45	At Maturity	04/15/2020	USD	3,496	(5,867)

BNP Paribas S.A.	AUD/USD	Receive	8.75	At Maturity	04/15/2020	USD	2,226	(4,387)

Citibank, N.A.	AUD/USD	Receive	9.02	At Maturity	12/09/2019	USD	2,930	(8,628)

Citibank, N.A.	AUD/USD	Receive	9.08	At Maturity	12/09/2019	USD	1,954	(5,832)

Citibank, N.A.	AUD/USD	Receive	8.13	At Maturity	04/15/2020	USD	3,015	(4,515)

Citibank, N.A.	AUD/USD	Receive	8.26	At Maturity	04/15/2020	USD	3,269	(5,296)

Citibank, N.A.	AUD/USD	Receive	8.50	At Maturity	04/15/2020	USD	3,332	(6,362)

Citibank, N.A.	AUD/USD	Receive	8.56	At Maturity	04/15/2020	USD	4,325	(8,407)

Citibank, N.A.	AUD/USD	Receive	8.60	At Maturity	04/15/2020	USD	5,062	(10,262)

Citibank, N.A.	AUD/USD	Receive	8.60	At Maturity	04/15/2020	USD	6,030	(12,166)

Goldman Sachs International	AUD/USD	Receive	10.18	At Maturity	12/09/2019	USD	2,316	(8,731)

Goldman Sachs International	AUD/USD	Receive	7.08	At Maturity	04/15/2020	USD	4,271	(262)

Goldman Sachs International	AUD/USD	Receive	8.48	At Maturity	04/15/2020	USD	2,350	(3,964)

Goldman Sachs International	USD/CAD	Receive	6.80	At Maturity	12/09/2019	USD	3,663	(9,231)

Goldman Sachs International	USD/CAD	Receive	6.85	At Maturity	12/09/2019	USD	3,663	(9,418)

Goldman Sachs International	USD/CAD	Receive	7.63	At Maturity	12/09/2019	USD	987	(2,865)

Goldman Sachs International	USD/CAD	Receive	6.09	At Maturity	04/07/2020	USD	2,576	(3,212)

J.P. Morgan Chase Bank, N.A.	AUD/USD	Receive	9.53	At Maturity	12/09/2019	USD	1,565	(5,278)

J.P. Morgan Chase Bank, N.A.	AUD/USD	Receive	9.55	At Maturity	12/09/2019	USD	4,280	(13,984)

J.P. Morgan Chase Bank, N.A.	AUD/USD	Receive	9.62	At Maturity	12/09/2019	USD	4,280	(14,351)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements(a)–(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	AUD/USD	Receive	8.14%	At Maturity	04/15/2020	USD	3,015	$(4,530)
J.P. Morgan Chase Bank, N.A.	AUD/USD	Receive	8.50	At Maturity	04/15/2020	USD	2,634	(4,987)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	6.57	At Maturity	12/09/2019	USD	1,295	(2,985)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	7.18	At Maturity	12/09/2019	USD	1,304	(3,648)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	7.29	At Maturity	12/09/2019	USD	3,607	(10,221)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	7.50	At Maturity	12/09/2019	USD	1,128	(3,366)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	5.85	At Maturity	04/07/2020	USD	5,856	(5,242)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	5.92	At Maturity	04/07/2020	USD	1,826	(2,064)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	5.94	At Maturity	04/07/2020	USD	5,856	(5,589)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	5.95	At Maturity	04/07/2020	USD	5,856	(5,735)
J.P. Morgan Chase Bank, N.A.	USD/CAD	Receive	5.98	At Maturity	04/07/2020	USD	5,857	(5,730)
Merrill Lynch International	USD/CAD	Receive	6.35	At Maturity	04/07/2020	USD	5,224	(8,569)
Morgan Stanley and Co. International PLC	AUD/USD	Receive	8.06	At Maturity	04/15/2020	USD	8,864	(9,017)
Morgan Stanley and Co. International PLC	USD/CAD	Receive	6.20	At Maturity	04/07/2020	USD	159	(236)
Morgan Stanley and Co. International PLC	USD/CAD	Receive	6.20	At Maturity	04/07/2020	USD	5,224	(7,762)
Morgan Stanley and Co. International PLC	USD/CAD	Receive	6.25	At Maturity	04/07/2020	USD	900	(1,371)
Morgan Stanley and Co. International PLC	USD/CAD	Receive	6.30	At Maturity	04/07/2020	USD	18,701	(29,646)
UBS AG	AUD/USD	Receive	7.90	At Maturity	04/15/2020	USD	5,879	(5,362)
UBS AG	AUD/USD	Receive	8.65	At Maturity	04/15/2020	USD	2,574	(5,195)
Subtotal – Depreciation								(296,335)
Total – Volatility Swap Agreements								$(296,335)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.

		Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Macquarie Bank Ltd.	Pay	Macquarie MQCP625E Index	0.24%	Monthly	4,235	February–2020	$653,368	$–	$1,934	$1,934
Macquarie Bank Ltd.	Pay	Macquarie MQCP625E Index	0.24	Monthly	3,959	February–2020	610,787	–	1,808	1,808
Macquarie Bank Ltd.	Pay	Macquarie MQCP625E Index	0.24	Monthly	1,920	February–2020	296,214	–	877	877
Macquarie Bank Ltd.	Pay	Macquarie MQCP625E Index	0.24	Monthly	9,892	February–2020	1,520,681	–	0	0
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	2,123	February–2020	431,768	–	5,489	5,489
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	2,123	February–2020	426,279	–	0	0
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	837	February–2020	166,585	–	1,477	1,477
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	669	February–2020	133,149	–	1,180	1,180
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	515	February–2020	102,499	–	909	909
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.12	Monthly	493	February–2020	98,120	–	870	870
Subtotal – Appreciation								–	14,544	14,544
Equity Risk
Goldman Sachs International	Pay	Bovespa Index	–	Monthly	6	December–2019	618,320	–	(7,229)	(7,229)
Goldman Sachs International	Pay	Bovespa Index	–	Monthly	17	December–2019	1,778,045	–	(13,963)	(13,963)
Goldman Sachs International	Receive	Bovespa Index	–	Monthly	6	December–2019	625,610	–	(5,411)	(5,411)
Goldman Sachs International	Receive	Mexican Bolsa Index	–	Monthly	190	December–2019	428,543	–	(678)	(678)
Goldman Sachs International	Receive	Mexican Bolsa Index	–	Monthly	410	December–2019	927,883	–	(3,773)	(3,773)
Subtotal								–	(31,054)	(31,054)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

43                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15%	Monthly	1,013	June–2020	$253,188	$–	$(304)	$(304)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,013	June–2020	253,188	–	(304)	(304)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,013	June–2020	253,188	–	(304)	(304)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,013	June–2020	253,188	–	(304)	(304)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,815	June–2020	453,639	–	(545)	(545)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,816	June–2020	453,889	–	(545)	(545)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	1,821	June–2020	455,139	–	(547)	(547)
Macquarie Bank Ltd.	Pay	Macquarie MQCP625E Index	0.24	Monthly	9,891	February–2020	1,519,336	–	(2,113)	(2,113)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	304	February–2020	60,504	–	(535)	(535)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	499	February–2020	99,314	–	(880)	(880)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	499	February–2020	99,314	–	(880)	(880)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	499	February–2020	99,314	–	(881)	(881)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	500	February–2020	99,513	–	(882)	(882)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	855	February–2020	170,168	–	(1,509)	(1,509)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.12	Monthly	11,853	February–2020	2,359,062	–	(20,912)	(20,912)
Macquarie Bank Ltd.	Receive	Macquarie MQCP625E Index	0.24	Monthly	690	February–2020	106,452	–	(315)	(315)
Macquarie Bank Ltd.	Receive	Macquarie MQCP625E Index	0.24	Monthly	78,665	February–2020	12,136,295	–	(35,926)	(35,926)
Subtotal								–	(67,686)	(67,686)
Subtotal – Depreciation								–	(98,740)	(98,740)
Total – Total Return Swap Agreements								$–	$(84,196)	$(84,196)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

		Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	201	June–2020	$767,063	$–	$11,104	$11,104
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	200	June–2020	763,075	–	11,057	11,057
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	200	June–2020	762,749	–	11,031	11,031

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

44                         Invesco Global Targeted Returns Fund

		Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	149	June–2020	$568,482	$–	$8,240	$8,240
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	121	June–2020	461,344	–	6,673	6,673
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	48	June–2020	181,428	–	2,637	2,637
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	44	June–2020	167,100	–	2,420	2,420
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	44	June–2020	166,645	–	2,416	2,416
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	44	June–2020	166,137	–	2,396	2,396
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	44	June–2020	166,204	–	2,387	2,387
Morgan Stanley and Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	38	June–2020	145,089	–	2,101	2,101
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	286	June–2020	774,586	–	2,729	2,729
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	285	June–2020	771,943	–	2,713	2,713
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	286	June–2020	773,062	–	2,707	2,707
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	175	June–2020	472,337	–	1,658	1,658
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	174	June–2020	469,480	–	1,637	1,637
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	72	June–2020	195,636	–	688	688
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	54	June–2020	145,346	–	519	519
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.250%	Monthly	72	June–2020	194,463	–	694	694
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.250%	Monthly	72	June–2020	194,387	–	688	688
Morgan Stanley and Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.250%	Monthly	72	June–2020	194,539	–	672	672
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	746	October–2020	701,520	–	38,927	38,927

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

45                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	732	October- 2020	$701,520	$–	$ 25,138	$ 25,138
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	727	October- 2020	701,520	–	20,700	20,700
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	727	October- 2020	701,521	–	19,886	19,886
Subtotal – Appreciation								–	181,818	181,818
Equity Risk
Goldman Sachs International	Pay	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.4115%	Quarterly	6,590	August- 2020	902,499	–	(98,927)	(98,927)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.540%	Quarterly	1,302	September- 2020	397,487	–	(7,388)	(7,388)
Merrill Lynch International	Pay	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.405%	Quarterly	6,478	August- 2020	892,355	–	(92,203)	(92,203)
UBS AG	Pay	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.395%	Quarterly	6,591	August- 2020	905,320	–	(98,059)	(98,059)
UBS AG	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.400%	Quarterly	5,578	September- 2020	1,703,242	–	(31,662)	(31,662)
UBS AG	Receive	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	370	October- 2020	2,068,683	–	(1,372)	(1,372)
Subtotal – Depreciation								–	(329,611)	(329,611)
Total – Total Return Swap Agreements								$–	$(147,793)	$(147,793)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,746,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP625E Index

	Long Futures Contracts

	Aluminum	13.76%

	Heating Oil	8.57

	High Grade Copper	19.16

	Natural Gas	19.02

	Nickel	6.75

	Unleaded Gasoline	8.73

	WTI Crude	16.18

	Zinc	7.83

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

46                         Invesco Global Targeted Returns Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

	Short Futures Contracts

	Aluminum	(13.76)%

	Heating Oil	(8.57)

	High Grade Copper	(19.16)

	Natural Gas	(19.02)

	Nickel	(6.75)

	Unleaded Gasoline	(8.73)

	WTI Crude	(16.18)

	Zinc	(7.83)

Macquarie MQCP641E Index

	Long Futures Contracts

	Aluminum	13.76%

	Heating Oil	8.57

	High Grade Copper	19.16

	Natural Gas	19.02

	Nickel	6.75

	Unleaded Gasoline	8.73

	WTI Crude	16.18

	Zinc	7.83

	Short Futures Contracts

	Aluminum	(13.76)%

	Heating Oil	(8.57)

	High Grade Copper	(19.16)

	Natural Gas	(19.02)

	Nickel	(6.75)

	Unleaded Gasoline	(8.73)

	WTI Crude	(16.18)

	Zinc	(7.83)

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
11/13/2019	Barclays Bank PLC	EUR	807,265	PLN	3,502,300	$ 15,847
11/13/2019	Barclays Bank PLC	EUR	2,302,333	USD	2,596,321	27,030
11/13/2019	Barclays Bank PLC	USD	1,812,655	EUR	1,633,318	10,049
11/13/2019	Barclays Bank PLC	USD	3,330,951	INR	239,066,007	36,634
11/13/2019	Barclays Bank PLC	USD	1,036,271	MXN	20,672,050	36,873
11/13/2019	Barclays Bank PLC	USD	42,837	RUB	2,771,533	339
12/13/2019	Barclays Bank PLC	NOK	1,426,594	EUR	139,138	424
12/13/2019	Barclays Bank PLC	USD	1,800,949	EUR	1,613,157	2,979
12/13/2019	Barclays Bank PLC	USD	14,366	MXN	293,000	774
01/15/2020	Barclays Bank PLC	CLP	509,740,101	USD	712,226	23,628
01/15/2020	Barclays Bank PLC	EUR	1,382,820	SEK	15,039,000	14,070
01/15/2020	Barclays Bank PLC	NOK	4,055,958	EUR	395,629	2,230
01/15/2020	Barclays Bank PLC	USD	639,889	RUB	42,079,133	10,218
11/13/2019	BNP Paribas S.A.	USD	1,120,608	EUR	1,005,682	1,685
12/13/2019	BNP Paribas S.A.	USD	583,890	EUR	522,343	226
11/13/2019	Citibank, N.A.	CHF	383,565	JPY	42,060,633	598
11/13/2019	Citibank, N.A.	CLP	320,496,467	USD	447,944	15,688

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

47                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
11/13/2019	Citibank, N.A.	USD	303,880	NZD	476,944	$ 1,952
11/13/2019	Citibank, N.A.	USD	184,896	RUB	12,076,600	3,238
11/13/2019	Citibank, N.A.	USD	464,972	TWD	14,173,428	817
12/13/2019	Citibank, N.A.	CHF	383,412	JPY	42,060,633	583
12/13/2019	Citibank, N.A.	EUR	88,420	PLN	387,859	2,666
12/13/2019	Citibank, N.A.	USD	67,467	INR	4,849,267	649
12/13/2019	Citibank, N.A.	USD	78,473	NZD	122,876	366
12/13/2019	Citibank, N.A.	USD	141,461	RUB	9,305,067	2,908
01/15/2020	Citibank, N.A.	CHF	383,326	JPY	42,060,634	561
01/15/2020	Citibank, N.A.	USD	882,178	NZD	1,390,556	10,530
04/14/2020	Citibank, N.A.	HKD	27,545,934	USD	3,536,277	21,048
11/13/2019	Deutsche Bank AG	USD	77,495	TWD	2,366,709	283
11/13/2019	Goldman Sachs International	BRL	3,624,000	USD	911,905	8,753
11/13/2019	Goldman Sachs International	NZD	1,695,800	USD	1,112,243	24,839
11/13/2019	Goldman Sachs International	USD	87,542	MXN	1,716,667	1,575
11/13/2019	Goldman Sachs International	USD	459,096	RUB	30,263,600	12,362
11/13/2019	Goldman Sachs International	USD	500,612	TWD	15,253,660	677
11/22/2019	Goldman Sachs International	USD	10,064	CHF	10,000	87
11/22/2019	Goldman Sachs International	USD	133,076	EUR	120,000	916
11/22/2019	Goldman Sachs International	USD	14,522	ZAR	223,584	239
11/22/2019	Goldman Sachs International	ZAR	470,000	USD	31,577	547
12/13/2019	Goldman Sachs International	EUR	1,520,530	SEK	16,444,000	6,481
12/13/2019	Goldman Sachs International	NOK	2,010,982	EUR	196,238	715
12/13/2019	Goldman Sachs International	USD	67,659	GBP	56,000	4,974
12/13/2019	Goldman Sachs International	USD	363,721	INR	26,580,000	9,638
12/13/2019	Goldman Sachs International	USD	35,065	JPY	3,800,000	208
12/13/2019	Goldman Sachs International	USD	21,809	MXN	429,167	368
12/13/2019	Goldman Sachs International	USD	158,016	NZD	246,316	23
12/13/2019	Goldman Sachs International	USD	85,278	RUB	5,543,067	723
01/15/2020	Goldman Sachs International	EUR	803,953	PLN	3,502,300	15,927
01/15/2020	Goldman Sachs International	USD	247,206	EUR	223,667	3,530
01/15/2020	Goldman Sachs International	USD	354,215	MXN	7,025,175	7,075
01/15/2020	Goldman Sachs International	USD	195,033	NZD	305,244	928
04/15/2020	Goldman Sachs International	CNY	405,500	USD	58,726	1,260
11/13/2019	J.P. Morgan Chase Bank, N.A.	CLP	110,850,533	USD	151,952	2,447
11/13/2019	J.P. Morgan Chase Bank, N.A.	NOK	11,094,334	EUR	1,088,028	7,693
11/13/2019	J.P. Morgan Chase Bank, N.A.	USD	68,389	GBP	56,000	4,171
11/22/2019	J.P. Morgan Chase Bank, N.A.	ZAR	294,389	USD	19,735	299
12/13/2019	J.P. Morgan Chase Bank, N.A.	CLP	787,086,650	USD	1,078,156	15,798
12/13/2019	J.P. Morgan Chase Bank, N.A.	EUR	2,250,415	PLN	9,849,242	62,015
12/13/2019	J.P. Morgan Chase Bank, N.A.	NOK	15,366,258	EUR	1,498,261	4,090
12/13/2019	J.P. Morgan Chase Bank, N.A.	USD	246,440	EUR	223,667	3,678
12/13/2019	J.P. Morgan Chase Bank, N.A.	USD	65,503	MXN	1,287,500	1,027
01/15/2020	J.P. Morgan Chase Bank, N.A.	USD	69,131	GBP	56,000	3,588
11/13/2019	Morgan Stanley and Co. International PLC	CLP	78,393,100	USD	109,804	4,074
11/13/2019	Morgan Stanley and Co. International PLC	USD	573,211	NZD	900,894	4,472
12/13/2019	Morgan Stanley and Co. International PLC	CLP	78,393,100	USD	109,602	3,793
12/13/2019	Morgan Stanley and Co. International PLC	MXN	890,000	USD	46,130	141
12/13/2019	Morgan Stanley and Co. International PLC	USD	517,996	NZD	810,479	2,015
12/13/2019	Morgan Stanley and Co. International PLC	USD	57,983	RUB	3,844,500	1,665

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

48                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
01/15/2020	Morgan Stanley and Co. International PLC	CLP	118,579,883	USD	161,059	$ 872
11/13/2019	Royal Bank of Canada	USD	526,386	CAD	698,599	4,035
12/13/2019	Royal Bank of Canada	EUR	218,977	PLN	954,134	4,922
12/13/2019	Royal Bank of Canada	NZD	249,700	USD	160,908	697
12/13/2019	Royal Bank of Canada	USD	59,046	MXN	1,173,000	1,567
12/13/2019	Royal Bank of Canada	USD	121,057	NZD	189,565	570
11/13/2019	Royal Bank of Scotland Securities Inc.	USD	201,871	NZD	317,963	2,017
12/13/2019	Royal Bank of Scotland Securities Inc.	USD	107,625	NZD	168,503	488
01/15/2020	Royal Bank of Scotland Securities Inc.	NOK	12,167,875	EUR	1,183,931	3,377
11/13/2019	Standard Chartered Bank PLC	USD	895,755	KRW	1,057,182,000	13,073
12/13/2019	Standard Chartered Bank PLC	USD	133,729	NZD	208,863	280
12/13/2019	Standard Chartered Bank PLC	USD	456,442	RUB	30,740,300	20,495
02/13/2020	Standard Chartered Bank PLC	CNY	17,716,062	USD	2,541,825	29,087
04/14/2020	Standard Chartered Bank PLC	HKD	26,910,066	USD	3,454,900	20,818
04/15/2020	Standard Chartered Bank PLC	HKD	1,586,000	USD	202,766	371
11/22/2019	State Street Bank & Trust Co.	CAD	381,000	USD	290,340	1,056
11/22/2019	State Street Bank & Trust Co.	EUR	369,000	USD	412,331	307
11/22/2019	State Street Bank & Trust Co.	GBP	39,000	USD	50,659	112
11/22/2019	State Street Bank & Trust Co.	NOK	1,583,071	USD	172,566	404
11/22/2019	State Street Bank & Trust Co.	SEK	154,000	USD	16,005	41
11/22/2019	State Street Bank & Trust Co.	TWD	222,000	USD	7,315	17
11/22/2019	State Street Bank & Trust Co.	USD	80,135	AUD	118,354	1,493
11/22/2019	State Street Bank & Trust Co.	USD	23,260	CHF	23,000	85
11/22/2019	State Street Bank & Trust Co.	USD	23,112	DKK	155,000	56
11/22/2019	State Street Bank & Trust Co.	USD	12,264	EUR	11,000	18
11/22/2019	State Street Bank & Trust Co.	USD	550,093	GBP	427,000	3,331
11/22/2019	State Street Bank & Trust Co.	USD	447,509	HKD	3,509,000	246
11/22/2019	State Street Bank & Trust Co.	USD	10,082	JPY	1,094,000	58
11/22/2019	State Street Bank & Trust Co.	USD	64,336	KRW	76,069,295	1,071
11/22/2019	State Street Bank & Trust Co.	USD	12,748	SEK	123,000	3
11/22/2019	State Street Bank & Trust Co.	USD	8,212	TWD	250,000	6
11/22/2019	State Street Bank & Trust Co.	ZAR	47,584,737	USD	3,161,238	19,719
12/13/2019	State Street Bank & Trust Co.	USD	40,609	EUR	37,000	766
Subtotal–Appreciation						599,162
Currency Risk
11/13/2019	Barclays Bank PLC	KRW	2,115,365,621	USD	1,745,294	(73,223)
11/22/2019	Barclays Bank PLC	DKK	34,000	USD	5,051	(31)
12/13/2019	Barclays Bank PLC	EUR	285,255	JPY	33,170,300	(11,093)
12/13/2019	Barclays Bank PLC	KRW	1,881,405,871	USD	1,565,520	(53,001)
12/13/2019	Barclays Bank PLC	TWD	63,067,138	USD	2,021,707	(53,612)
12/13/2019	Barclays Bank PLC	USD	1,831,796	JPY	193,496,104	(35,709)
01/15/2020	Barclays Bank PLC	CAD	671,633	USD	505,637	(4,513)
01/15/2020	Barclays Bank PLC	EUR	1,609,486	NOK	16,223,833	(39,155)
01/15/2020	Barclays Bank PLC	NZD	1,695,800	USD	1,069,575	(19,094)
01/15/2020	Barclays Bank PLC	SEK	1,993,622	EUR	182,481	(2,797)
11/13/2019	BNP Paribas S.A.	CAD	1,397,200	USD	1,059,488	(1,352)
11/13/2019	BNP Paribas S.A.	CHF	53,355	JPY	5,806,851	(324)
11/13/2019	BNP Paribas S.A.	EUR	615,078	PLN	2,621,854	(135)
11/13/2019	BNP Paribas S.A.	EUR	252,500	USD	279,698	(2,080)
11/13/2019	BNP Paribas S.A.	SEK	3,700,373	EUR	339,932	(4,068)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

49                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement	Counterparty	Contract to				Unrealized Appreciation
Date		Deliver		Receive		(Depreciation)
12/13/2019	BNP Paribas S.A.	EUR	306,917	PLN	1,310,928	$ (8)
12/13/2019	BNP Paribas S.A.	USD	158,057	NZD	246,316	(17)
11/13/2019	Citibank, N.A.	BRL	754,667	USD	181,622	(6,451)
11/13/2019	Citibank, N.A.	CHF	17,764	JPY	1,935,616	(87)
11/13/2019	Citibank, N.A.	INR	51,550,578	USD	719,921	(6,242)
11/13/2019	Citibank, N.A.	KRW	269,854,251	USD	226,773	(5,213)
11/13/2019	Citibank, N.A.	SEK	3,756,439	EUR	343,997	(5,341)
11/13/2019	Citibank, N.A.	USD	215,394	JPY	23,217,000	(302)
11/22/2019	Citibank, N.A.	MXN	1,400,000	USD	71,016	(1,558)
12/13/2019	Citibank, N.A.	BRL	411,667	USD	98,876	(3,532)
12/13/2019	Citibank, N.A.	CHF	17,757	JPY	1,935,616	(88)
12/13/2019	Citibank, N.A.	EUR	252,500	USD	280,721	(1,639)
12/13/2019	Citibank, N.A.	NZD	191,400	USD	119,601	(3,204)
12/13/2019	Citibank, N.A.	USD	471,036	RUB	30,261,250	(1,531)
12/13/2019	Citibank, N.A.	USD	351,110	TWD	10,650,922	(625)
01/15/2020	Citibank, N.A.	EUR	306,821	PLN	1,310,928	(650)
01/15/2020	Citibank, N.A.	USD	354,856	TWD	10,703,657	(2,077)
04/14/2020	Citibank, N.A.	USD	626,536	HKD	4,900,199	(1,205)
11/13/2019	Goldman Sachs International	CAD	33,833	USD	25,539	(149)
11/13/2019	Goldman Sachs International	CNY	1,018,000	USD	142,054	(2,610)
11/13/2019	Goldman Sachs International	EUR	374,432	JPY	44,635,767	(4,325)
11/13/2019	Goldman Sachs International	EUR	1,390,623	SEK	14,951,001	(2,713)
11/13/2019	Goldman Sachs International	EUR	84,167	USD	93,442	(484)
11/13/2019	Goldman Sachs International	INR	110,137,461	USD	1,541,378	(10,065)
11/13/2019	Goldman Sachs International	USD	1,825,817	JPY	192,965,770	(38,107)
11/15/2019	Goldman Sachs International	EUR	110,000	USD	121,532	(1,238)
11/22/2019	Goldman Sachs International	EUR	625,000	USD	693,681	(4,193)
11/22/2019	Goldman Sachs International	GBP	262,000	USD	324,787	(14,784)
11/22/2019	Goldman Sachs International	USD	100,312	CAD	131,000	(847)
12/13/2019	Goldman Sachs International	CAD	599,933	USD	449,745	(5,832)
12/13/2019	Goldman Sachs International	CHF	308,514	JPY	33,170,300	(5,786)
12/13/2019	Goldman Sachs International	EUR	64,730	JPY	7,742,467	(517)
12/13/2019	Goldman Sachs International	EUR	78,397	NOK	786,000	(2,177)
12/13/2019	Goldman Sachs International	EUR	84,167	USD	93,637	(484)
12/13/2019	Goldman Sachs International	GBP	640,000	USD	786,326	(43,767)
12/13/2019	Goldman Sachs International	NZD	1,805,600	USD	1,139,308	(19,185)
12/13/2019	Goldman Sachs International	USD	72,245	JPY	7,739,000	(410)
12/13/2019	Goldman Sachs International	USD	696,753	TWD	21,142,875	(1,014)
01/15/2020	Goldman Sachs International	BRL	1,862,167	USD	455,688	(6,788)
01/15/2020	Goldman Sachs International	CHF	414,807	JPY	44,635,767	(7,574)
01/15/2020	Goldman Sachs International	EUR	1,238,301	USD	1,368,620	(19,544)
01/15/2020	Goldman Sachs International	USD	1,176,816	JPY	124,862,104	(14,845)
04/15/2020	Goldman Sachs International	CNY	2,284,050	USD	321,836	(1,851)
11/13/2019	J.P. Morgan Chase Bank, N.A.	CHF	337,401	JPY	36,893,300	(447)
11/13/2019	J.P. Morgan Chase Bank, N.A.	EUR	1,106,854	NOK	11,094,333	(28,702)
11/13/2019	J.P. Morgan Chase Bank, N.A.	JPY	44,635,767	EUR	369,144	(1,577)
11/13/2019	J.P. Morgan Chase Bank, N.A.	SEK	7,494,190	EUR	687,784	(8,981)
11/13/2019	J.P. Morgan Chase Bank, N.A.	USD	249,800	EUR	223,667	(198)
11/13/2019	J.P. Morgan Chase Bank, N.A.	USD	101,906	JPY	10,771,333	(2,116)
11/15/2019	J.P. Morgan Chase Bank, N.A.	EUR	60,000	USD	66,536	(430)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

50                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement	Counterparty	Contract to				Unrealized Appreciation
Date		Deliver		Receive		(Depreciation)
11/15/2019	J.P. Morgan Chase Bank, N.A.	GBP	240,000	USD	297,445	$ (13,545)
11/22/2019	J.P. Morgan Chase Bank, N.A.	EUR	625,000	USD	693,387	(4,486)
11/22/2019	J.P. Morgan Chase Bank, N.A.	GBP	355,000	USD	443,530	(16,577)
12/13/2019	J.P. Morgan Chase Bank, N.A.	BRL	177,500	USD	42,331	(1,825)
12/13/2019	J.P. Morgan Chase Bank, N.A.	EUR	1,579,276	NOK	15,905,833	(35,997)
12/13/2019	J.P. Morgan Chase Bank, N.A.	EUR	1,583,833	USD	1,745,094	(26,043)
12/13/2019	J.P. Morgan Chase Bank, N.A.	INR	31,429,267	USD	438,970	(2,505)
12/13/2019	J.P. Morgan Chase Bank, N.A.	JPY	46,071,267	EUR	380,946	(1,651)
12/13/2019	J.P. Morgan Chase Bank, N.A.	SEK	18,631,000	EUR	1,711,464	(19,969)
01/15/2020	J.P. Morgan Chase Bank, N.A.	EUR	380,910	JPY	44,635,767	(11,626)
01/15/2020	J.P. Morgan Chase Bank, N.A.	EUR	306,484	PLN	1,310,928	(272)
01/15/2020	J.P. Morgan Chase Bank, N.A.	JPY	44,635,767	EUR	369,137	(1,571)
01/15/2020	J.P. Morgan Chase Bank, N.A.	SEK	9,511,213	EUR	873,318	(10,275)
01/15/2020	J.P. Morgan Chase Bank, N.A.	USD	154,991	TWD	4,682,272	(669)
04/15/2020	J.P. Morgan Chase Bank, N.A.	USD	203,490	HKD	1,586,000	(1,095)
12/13/2019	Morgan Stanley and Co. International PLC	PLN	956,774	EUR	222,963	(1,156)
11/13/2019	Royal Bank of Canada	CAD	101,500	USD	76,582	(483)
11/29/2019	Royal Bank of Canada	CAD	38,866	USD	29,230	(280)
12/13/2019	Royal Bank of Canada	CAD	101,500	USD	76,620	(457)
12/13/2019	Royal Bank of Canada	CHF	47,662	JPY	5,158,500	(578)
12/13/2019	Royal Bank of Canada	EUR	43,548	JPY	5,158,500	(815)
12/13/2019	Royal Bank of Canada	EUR	213,037	NOK	2,112,000	(8,512)
12/13/2019	Royal Bank of Canada	EUR	204,805	SEK	2,187,000	(2,023)
12/13/2019	Royal Bank of Canada	EUR	215,000	USD	239,382	(1,044)
12/13/2019	Royal Bank of Canada	USD	193,945	JPY	20,634,000	(2,414)
01/15/2020	Royal Bank of Canada	SEK	3,534,166	EUR	323,284	(5,188)
11/22/2019	Royal Bank of Scotland Securities Inc.	EUR	50,000	USD	55,191	(639)
11/22/2019	Royal Bank of Scotland Securities Inc.	GBP	355,000	USD	443,443	(16,664)
12/13/2019	Royal Bank of Scotland Securities Inc.	USD	162,872	NZD	253,781	(44)
01/15/2020	Royal Bank of Scotland Securities Inc.	USD	156,014	RUB	10,087,083	(172)
01/15/2020	Societe Generale	USD	1,389,745	EUR	1,238,301	(1,582)
11/13/2019	Standard Chartered Bank PLC	CNY	19,112,931	USD	2,697,909	(18,148)
11/13/2019	Standard Chartered Bank PLC	INR	77,377,967	USD	1,070,495	(19,483)
11/13/2019	Standard Chartered Bank PLC	JPY	92,222,000	USD	848,696	(5,685)
11/13/2019	Standard Chartered Bank PLC	KRW	89,951,416	USD	76,158	(1,171)
11/13/2019	Standard Chartered Bank PLC	TWD	80,027,564	USD	2,553,121	(76,870)
11/25/2019	Standard Chartered Bank PLC	USD	542,468	TWD	16,407,868	(1,684)
12/13/2019	Standard Chartered Bank PLC	CHF	53,344	JPY	5,806,851	(337)
12/13/2019	Standard Chartered Bank PLC	KRW	89,951,416	USD	76,222	(1,160)
01/15/2020	Standard Chartered Bank PLC	KRW	1,531,140,287	USD	1,280,999	(37,522)
01/15/2020	Standard Chartered Bank PLC	TWD	57,493,513	USD	1,875,502	(19,414)
04/14/2020	Standard Chartered Bank PLC	USD	6,333,776	HKD	49,555,802	(9,797)
04/15/2020	Standard Chartered Bank PLC	CNY	6,852,150	USD	961,233	(9,828)
11/22/2019	State Street Bank & Trust Co.	AUD	728,000	USD	491,273	(10,826)
11/22/2019	State Street Bank & Trust Co.	BRL	75,000	USD	17,902	(778)
11/22/2019	State Street Bank & Trust Co.	CAD	170,000	USD	128,649	(427)
11/22/2019	State Street Bank & Trust Co.	CHF	972,878	USD	977,817	(9,673)
11/22/2019	State Street Bank & Trust Co.	CNY	2,261,811	USD	317,879	(3,470)
11/22/2019	State Street Bank & Trust Co.	DKK	1,345,671	USD	199,288	(1,854)
11/22/2019	State Street Bank & Trust Co.	EUR	8,259,672	USD	9,135,800	(86,928)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

51                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

11/22/2019	State Street Bank & Trust Co.	GBP	5,532,046	USD	7,040,541	$(129,402)

11/22/2019	State Street Bank & Trust Co.	HKD	7,206,076	USD	918,942	(571)

11/22/2019	State Street Bank & Trust Co.	IDR	459,415,000	USD	32,258	(412)

11/22/2019	State Street Bank & Trust Co.	INR	20,888,000	USD	291,127	(2,864)

11/22/2019	State Street Bank & Trust Co.	JPY	41,257,161	USD	380,387	(2,031)

11/22/2019	State Street Bank & Trust Co.	KRW	1,155,904,643	USD	972,643	(21,233)

11/22/2019	State Street Bank & Trust Co.	MXN	731,000	USD	37,721	(173)

11/22/2019	State Street Bank & Trust Co.	SEK	3,580,647	USD	365,998	(5,192)

11/22/2019	State Street Bank & Trust Co.	SGD	239,518	USD	174,594	(1,494)

11/22/2019	State Street Bank & Trust Co.	THB	4,557,000	USD	149,649	(1,291)

11/22/2019	State Street Bank & Trust Co.	TWD	18,585,602	USD	608,787	(2,228)

11/22/2019	State Street Bank & Trust Co.	USD	31,378	CAD	41,000	(247)

11/22/2019	State Street Bank & Trust Co.	USD	36,308	GBP	28,000	(18)

11/22/2019	State Street Bank & Trust Co.	USD	1,409	MXN	27,000	(9)

11/22/2019	State Street Bank & Trust Co.	USD	2,854	NOK	26,000	(27)

11/22/2019	State Street Bank & Trust Co.	USD	7,397	THB	223,000	(11)

11/22/2019	State Street Bank & Trust Co.	USD	162,476	ZAR	2,386,000	(4,954)

12/13/2019	State Street Bank & Trust Co.	EUR	25,000	USD	27,887	(70)

12/13/2019	State Street Bank & Trust Co.	GBP	8,000	USD	10,317	(59)

12/13/2019	State Street Bank & Trust Co.	USD	17,451	JPY	1,869,000	(102)

Subtotal–Depreciation						(1,269,297)

Total Forward Foreign Currency Contracts						$(670,135)

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RPI	–Retail Price Index
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
STIBOR	–Stockholm Interbank Offered Rate
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TWD	–Taiwan New Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

52                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $43,859,794)	$44,967,953

Investments in affiliated money market funds, at value (Cost $19,905,497)	19,906,314

Other investments:
Variation margin receivable – futures contracts	2,582,377

Variation margin receivable–centrally cleared swap agreements	1,460,377

Unrealized appreciation on swap agreements – OTC	435,954

Unrealized appreciation on forward foreign currency contracts outstanding	599,162

Deposits with brokers:
Cash collateral – OTC Derivatives	2,746,000

Foreign currencies, at value (Cost $1,743,290)	1,743,409

Receivable for:
Interest	409,199

Investments sold	178,980

Dividends	104,771

Fund shares sold	29,814

Swap receivables - OTC	22,270

Investment for trustee deferred compensation and retirement plans	15,719

Other assets	4,551

Total assets	75,206,850

Liabilities:

Other investments:
Options written, at value (premiums received $3,196,688)	2,366,165

Unrealized depreciation on forward foreign currency contracts outstanding	1,269,297

Unrealized depreciation on swap agreements–OTC	2,131,258

Payable for:
Investments purchased	1,145,741

Fund shares reacquired	64,616

Amount due custodian	325,210

Accrued foreign taxes	3,809

Accrued fees to affiliates	87,796

Accrued trustees’ and officers’ fees and benefits	1,380

Accrued other operating expenses	399,968

Trustee deferred compensation and retirement plans	15,719

Total liabilities	7,810,959

Net assets applicable to shares outstanding	$67,395,891

Net assets consist of:
Shares of beneficial interest	$74,032,150

Distributable earnings (loss)	(6,636,259)

$67,395,891

Net Assets:

Class A	$11,565,985

Class C	$4,388,038

Class R	$35,049

Class Y	$39,570,873

Class R5	$9,828

Class R6	$11,826,118

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	1,184,539

Class C	460,724

Class R	3,618

Class Y	4,028,285

Class R5	1,000

Class R6	1,204,267

Class A:
Net asset value per share	$9.76

Maximum offering price per share (Net asset value of $9.76 ÷ 94.50%)	$10.33

Class C:
Net asset value and offering price per share	$9.52

Class R:
Net asset value and offering price per share	$9.69

Class Y:
Net asset value and offering price per share	$9.82

Class R5:
Net asset value and offering price per share	$9.83

Class R6:
Net asset value and offering price per share	$9.82

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

53                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the year ended October 31, 2019

Investment income:

Interest	$986,262

Dividends (net of foreign withholding taxes of $61,134)	845,204

Dividends from affiliated money market funds	511,597

Total investment income	2,343,063

Expenses:

Advisory fees	814,998

Administrative services fees	16,699

Custodian fees	193,111

Distribution fees:
Class A	26,537

Class C	57,546

Class R	109

Transfer agent fees – A, C, R and Y	61,514

Transfer agent fees – R6	502

Trustees’ and officers’ fees and benefits	20,621

Registration and filing fees	76,203

Licensing fees	100,854

Reports to shareholders	28,114

Professional services fees	121,991

Pricing fees	192,307

Other	41,834

Total expenses	1,752,940

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(827,393)

Net expenses	925,547

Net investment income	1,417,516

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (net of foreign taxes of $4,936)	(12,344,507)

Foreign currencies	(695,542)

Forward foreign currency contracts	3,995,748

Futures contracts	(1,439,500)

Option contracts written	9,798,542

Swap agreements	(530,697)

(1,215,956)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $3,809)	6,172,016

Foreign currencies	66,308

Forward foreign currency contracts	(1,669,935)

Futures contracts	(1,502,320)

Option contracts written	(457,578)

Swap agreements	(506,926)

2,101,565

Net realized and unrealized gain	885,609

Net increase in net assets resulting from operations	$2,303,125

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

54                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$1,417,516	$1,877,806

Net realized gain (loss)	(1,215,956)	(5,888,031)

Change in net unrealized appreciation (depreciation)	2,101,565	(105,703)

Net increase (decrease) in net assets resulting from operations	2,303,125	(4,115,928)

Distributions to shareholders from distributable earnings:

Class A	(209,288)	–

Class C	(61,092)	–

Class R	(310)	–

Class Y	(1,197,534)	–

Class R5	(207)	–

Class R6	(232,723)	–

Total distributions from distributable earnings	(1,701,154)	–

Share transactions–net:

Class A	30,867	(7,472,627)

Class C	(3,043,531)	(4,529,099)

Class R	14,380	(4,720)

Class Y	(31,171,087)	(34,676,616)

Class R6	839,701	2,569,725

Net increase (decrease) in net assets resulting from share transactions	(33,329,670)	(44,113,337)

Net increase (decrease) in net assets	(32,727,699)	(48,229,265)

Net assets:

Beginning of year	100,123,590	148,352,855

End of year	$67,395,891	$100,123,590

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

55                         Invesco Global Targeted Returns Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$ 9.64	$ 0.17	$ 0.13	$ 0.30	$(0.18)	$ –	$ –	$(0.18)	$ 9.76	3.14%	$ 11,566	1.39	%(d)	2.52	%(d)	1.77	%(d)	77%
Year ended 10/31/18	10.00	0.13	(0.49)	(0.36)	–	–	–	–	9.64	(3.60)	11,416	1.40		2.69		1.26		67
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.31)	(0.01)	(0.44)	10.00	1.32	19,360	1.29		2.16		1.24		121
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	(0.14)	–	(0.20)	10.32	1.90	29,309	1.31	(e)	2.35		0.51		23
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	(0.10)	–	(0.16)	10.33	0.49	23,688	1.33	(e)	2.38		0.05		79
Class C
Year ended 10/31/19	9.38	0.10	0.12	0.22	(0.08)	–	–	(0.08)	9.52	2.38	4,388	2.14	(d)	3.27	(d)	1.02	(d)	77
Year ended 10/31/18	9.80	0.05	(0.47)	(0.42)	–	–	–	–	9.38	(4.29)	7,351	2.15		3.44		0.51		67
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.31)	(0.00)	(0.37)	9.80	0.52	12,263	2.04		2.91		0.49		121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	(0.14)	–	(0.18)	10.13	1.17	16,428	2.06	(e)	3.10		(0.24)		23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	(0.10)	–	(0.15)	10.19	(0.27)	11,524	2.08	(e)	3.13		(0.70)		79
Class R
Year ended 10/31/19	9.56	0.15	0.12	0.27	(0.14)	–	–	(0.14)	9.69	2.92	35	1.64	(d)	2.77	(d)	1.52	(d)	77
Year ended 10/31/18	9.94	0.10	(0.48)	(0.38)	–	–	–	–	9.56	(3.82)	20	1.65		2.94		1.01		67
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.31)	(0.01)	(0.42)	9.94	0.99	26	1.54		2.41		0.99		121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	(0.14)	–	(0.19)	10.27	1.65	17	1.56	(e)	2.60		0.26		23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	(0.10)	–	(0.15)	10.29	0.27	10	1.58	(e)	2.63		(0.20)		79
Class Y
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.82	3.48	39,571	1.14	(d)	2.27	(d)	2.02	(d)	77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	–	–	–	–	9.70	(3.39)	70,488	1.15		2.44		1.51		67
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.48	108,068	1.04		1.91		1.49		121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	(0.14)	–	(0.23)	10.37	2.24	175,284	1.06	(e)	2.10		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	–	(0.16)	10.37	0.72	97,703	1.08	(e)	2.13		0.30		79
Class R5
Year ended 10/31/19	9.71	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.83	3.47	10	1.13	(d)	2.17	(d)	2.03	(d)	77
Year ended 10/31/18	10.05	0.15	(0.49)	(0.34)	–	–	–	–	9.71	(3.38)	10	1.15		2.35		1.51		67
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.05	1.58	10	1.04		1.87		1.49		121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	(0.14)	–	(0.23)	10.37	2.15	63	1.06	(e)	2.09		0.76		23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	(0.10)	–	(0.16)	10.38	0.82	62	1.08	(e)	2.07		0.30		79
Class R6
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	–	–	(0.21)	9.82	3.48	11,826	1.13	(d)	2.17	(d)	2.03	(d)	77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	–	–	–	–	9.70	(3.39)	10,839	1.15		2.35		1.51		67
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.59	8,626	1.04		1.81		1.49		121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	(0.14)	–	(0.23)	10.36	2.14	10	1.06	(e)	2.00		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	–	(0.16)	10.37	0.73	8,063	1.08	(e)	2.07		0.30		79

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10,615, $5,755, $22, $46,301, $10 and $11,388 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44% and 0.44% for the years ended October 31, 2016 and 2015, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

56                         Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

57                      Invesco Global Targeted Returns Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The

58                      Invesco Global Targeted Returns Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and

59                      Invesco Global Targeted Returns Fund

the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

60                      Invesco Global Targeted Returns Fund

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in

61                      Invesco Global Targeted Returns Fund

commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $765,377 and reimbursed class level expenses of $10,390, $5,632, $21, $45,319, $0 and $502 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average

62                      Invesco Global Targeted Returns Fund

daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $184 in front-end sales commissions from the sale of Class A shares and $0 and $35 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$ 3,208,242	$15,781,947	$–	$18,990,189

Non–U.S. Dollar Denominated Bonds & Notes	–	15,064,611	–	15,064,611

U.S. Dollar Denominated Bonds & Notes	–	6,979,666	–	6,979,666

U.S. Treasury Securities	–	758,673	–	758,673

Money Market Funds	19,906,314	–	–	19,906,314

Options Purchased	–	3,174,814	–	3,174,814

Total Investments in Securities	23,114,556	41,759,711	–	64,874,267

Other Investments – Assets*

Futures Contracts	999,361	–	–	999,361

Forward Foreign Currency Contracts	–	599,162	–	599,162

Swap Agreements	–	1,363,159	–	1,363,159

	999,361	1,962,321	–	2,961,682

Other Investments – Liabilities*

Futures Contracts	(572,505)	–	–	(572,505)

Forward Foreign Currency Contracts	–	(1,269,297)	–	(1,269,297)

Options Written	–	(2,366,165)	–	(2,366,165)

Swap Agreements	–	(3,013,233)	–	(3,013,233)

	(572,505)	(6,648,695)	–	(7,221,200)

Total Other Investments	426,856	(4,686,374)	–	(4,259,518)

Total Investments	$23,541,412	$37,073,337	$–	$60,614,749

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

63                      Invesco Global Targeted Returns Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$ -	$-	$-	$568,782	$430,579	$999,361

Unrealized appreciation on swap agreements –Centrally Cleared(a)	-	6,398	-	-	920,807	927,205

Unrealized appreciation on forward foreign currency contracts outstanding	-	-	599,162	-	-	599,162

Unrealized appreciation on swap agreements – OTC	14,544	-	-	421,410	-	435,954

Options purchased, at value – OTC(b)	-	-	249,660	1,199,341	1,725,813	3,174,814

Total Derivative Assets	14,544	6,398	848,822	2,189,533	3,077,199	6,136,496

Derivatives not subject to master netting agreements	-	(6,398)	-	(568,782)	(1,351,386)	(1,926,566)

Total Derivative Assets subject to master netting agreements	$ 14,544	$-	$848,822	$1,620,751	$1,725,813	$4,209,930

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$-	$-	$(392,842)	$(179,663)	$(572,505)

Unrealized depreciation on swap agreements – OTC	(67,686)	-	(296,335)	(1,622,308)	(144,929)	(2,131,258)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	-	(16,727)	-	-	(865,248)	(881,975)

Unrealized depreciation on forward foreign currency contracts outstanding	-	-	(1,269,297)	-	-	(1,269,297)

Options written, at value – OTC	-	-	(300,129)	(1,781,827)	(284,209)	(2,366,165)

Total Derivative Liabilities	(67,686)	(16,727)	(1,865,761)	(3,796,977)	(1,474,049)	(7,221,200)

Derivatives not subject to master netting agreements	-	16,727	-	392,842	1,044,911	1,454,480

Total Derivative Liabilities subject to master netting agreements	$(67,686)	$-	$(1,865,761)	$(3,404,135)	$(429,138)	$(5,766,720)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

64                      Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of Derivatives			Net Amount(a)
	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities		Collateral (Received)/Pledged
Counterparty										Non-Cash	Cash

Fund
Bank of America, N.A.	$-	$540,642	$-	$540,642	$-	$-	$-	$-	$540,642	$-	$(540,642)	$-

Barclays Bank PLC	181,095	315,161	2,470	498,726	(292,228)	(204,827)	(25,559)	(522,614)	(23,888)	-	-	(23,888)

BNP Paribas S.A.	1,911	114,184	9,928	126,023	(7,984)	(114,069)	(24,903)	(146,956)	(20,933)	-	-	(20,933)

Citibank, N.A.	61,604	342,938	-	404,542	(39,745)	-	(61,468)	(101,213)	303,329	-	(303,329)	-

Deutsche Bank AG	283	-	-	283	-	-	-	-	283	-	-	283

Goldman Sachs International	101,845	165,941	-	267,786	(209,289)	(203,393)	(337,440)	(750,122)	(482,336)	-	482,336	-

HSBC Bank USA, N.A.	-	14,912	-	14,912	-	(2,734)	-	(2,734)	12,178	-	-	12,178

J.P. Morgan Chase Bank, N.A.	104,806	267,869	43,387	416,062	(190,557)	(368,501)	(341,917)	(900,975)	(484,913)	-	430,000	(54,913)

Merrill Lynch International	-	-	-	-	-	-	(100,772)	(100,772)	(100,772)	-	-	(100,772)

Morgan Stanley and Co. International PLC	17,032	301,671	77,167	395,870	(1,156)	(183,929)	(48,032)	(233,117)	162,753	-	(150,000)	12,753

Royal Bank of Canada	11,791	-	-	11,791	(21,794)	-	-	(21,794)	(10,003)	-	-	(10,003)

Royal Bank of Scotland Securities, Inc.	5,882	-	-	5,882	(17,519)	-	-	(17,519)	(11,637)	-	-	(11,637)

Societe Generale	-	646,640	153,978	800,618	(1,582)	(358,001)	(368,624)	(728,207)	72,411	-	-	72,411

Standard Charted Bank PLC	84,124	-	-	84,124	(201,099)	-	-	(201,099)	(116,975)	-	-	(116,975)

State Street Bank & Trust Co.	28,789	-	-	28,789	(286,344)	-	-	(286,344)	(257,555)	-	-	(257,555)

UBS AG	-	464,856	156,750	621,606	-	(930,711)	(609,928)	(1,540,639)	(919,033)	-	860,000	(59,033)

Subtotal - Fund	599,162	3,174,814	443,680	4,217,656	(1,269,297)	(2,366,165)	(1,918,643)	(5,554,105)	(1,336,449)	-	778,365	(558,084)

Subsidiary
BNP Paribas S.A.	-	-	-	-	-	-	(2,853)	(2,853)	(2,853)	-	-	(2,853)

Goldman Sachs International	-	-	-	-	-	-	(144,929)	(144,929)	(144,929)	-	144,929	-

Macquarie Bank Ltd.	-	-	14,544	14,544	-	-	(64,833)	(64,833)	(50,289)	-	50,289	-

Subtotal - Subsidiary	-	-	14,544	14,544	-	-	(212,615)	(212,615)	(198,071)	-	195,218	(2,853)

Total	$599,162	$3,174,814	$458,224	$4,232,200	$(1,269,297)	$(2,366,165)	$(2,131,258)	$(5,766,720)	$(1,534,520)	$-	$973,583	$(560,937)

(a) The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$3,995,748	$-	$-	$3,995,748

Futures contracts	-	-	-	(954,999)	(484,501)	(1,439,500)

Options purchased(a)	-	-	(1,223,166)	(10,658,118)	259,269	(11,622,015)

Options written	-	-	770,884	9,417,956	(390,298)	9,798,542

Swap agreements	(504,603)	(80,224)	-	(843,770)	897,900	(530,697)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	(1,669,935)	-	-	(1,669,935)

Futures contracts	-	-	-	(1,751,371)	249,051	(1,502,320)

Options purchased(a)	-	-	138,475	2,198,345	1,369,792	3,706,612

Options written	-	-	(130,912)	(267,180)	(59,487)	(457,579)

Swap agreements	(251,263)	(70,574)	(296,335)	(56,619)	167,865	(506,926)

Total	$(755,866)	$(150,798)	$1,584,759	$(2,915,756)	$2,009,591	$(228,070)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

65                      Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$144,333,952	$51,227,114	$107,327,937	$47,527,850	$21,544,340	$121,226,133	$15,437,202	$3,348,670	$360,286,593

Average Contracts	–	–	2,606	–	–	1,490	–	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $152.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018
	2019	2018

Ordinary income	$1,701,154	$–

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$2,563,390

Net unrealized appreciation (depreciation) – investments		(351,398)

Net unrealized appreciation – foreign currencies		11,442

Temporary book/tax differences		(12,096)

Capital loss carryforward		(8,847,597)

Shares of beneficial interest		74,032,150

Total net assets	$67,395,891

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative investments, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

66                      Invesco Global Targeted Returns Fund

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$3,843,326	$5,004,271	$8,847,597

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $30,594,356 and $47,394,783, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $4,235,357 and $4,856,434, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$7,175,470

Aggregate unrealized (depreciation) of investments	(7,526,868)

Net unrealized appreciation (depreciation) of investments	$(351,398)

Cost of investments for tax purposes is $61,039,867.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from swap agreements, on October 31, 2019, undistributed net investment income was increased by $3,037,857, undistributed net realized gain (loss) was decreased by $2,997,748 and shares of beneficial interest was decreased by $40,109. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	365,843	$3,540,317	242,971	$2,411,704

Class C	5,243	49,072	20,964	203,906

Class R	2,175	20,960	168	1,650

Class Y	931,970	9,028,781	2,738,953	27,496,036

Class R6	176,070	1,721,431	347,964	3,462,293

Issued as reinvestment of dividends:
Class A	15,830	148,007	-	-

Class C	4,992	45,826	-	-

Class R	18	166	-	-

Class Y	114,033	1,069,629	-	-

Class R6	24,788	232,515	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	31,486	304,591	-	-

Class C	(32,197)	(304,591)	-	-

67                      Invesco Global Targeted Returns Fund

	Summary of Share Activity
	Years ended October 31,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Reacquired:

Class A	(413,224)	$(3,962,048)	(994,972)	$(9,884,331)

Class C	(301,183)	(2,833,838)	(488,145)	(4,733,005)

Class R	(701)	(6,746)	(661)	(6,370)

Class Y	(4,282,329)	(41,269,497)	(6,237,453)	(62,172,652)

Class R6	(114,009)	(1,114,245)	(89,972)	(892,568)

Net increase (decrease) in share activity	(3,471,195)	$(33,329,670)	(4,460,183)	$(44,113,337)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 17% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

68                      Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Targeted Returns Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Targeted Returns Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

69                      Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,007.20	$6.98	$1,018.25	$7.02	1.38%
Class C	1,000.00	1,004.20	10.76	1,014.47	10.82	2.13
Class R	1,000.00	1,005.20	8.24	1,016.99	8.29	1.63
Class Y	1,000.00	1,009.30	5.72	1,019.51	5.75	1.13
Class R5	1,000.00	1,008.20	5.72	1,019.51	5.75	1.13
Class R6	1,000.00	1,008.20	5.72	1,019.51	5.75	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

70                      Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Targeted Return Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one

71                      Invesco Global Targeted Returns Fund

and five year periods and below the performance of the Index for the three year period. The Board noted that certain of the Fund’s ideas in the currency, commodity and equity markets detracted from Fund performance. The Board further noted that the Fund’s Lipper classification is highly diverse and therefore relative rankings may provide limited insight into the portfolio manager’s investment skill. The Board also noted that the Fund had transitioned from investing primarily in underlying funds in a fund-of-funds structure to investing primarily in direct investments in a sleeved structure. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

72                      Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	7.09%
Corporate Dividends Received Deduction*	0.55%
U.S. Treasury Obligations*	2.13%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

73                      Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management-Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                      Invesco Global Targeted Returns Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Global Targeted Returns Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Greater China Fund
Nasdaq:
A: AACFX ∎ C: CACFX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Greater China Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Greater China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), underperformed the MSCI China All Shares Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.33%
Class C Shares	8.51
Class Y Shares	9.56
Class R5 Shares	9.79
Class R6 Shares	9.79
MSCI China Index▼ (Broad Market Index)*	12.90
MSCI Golden Dragon Index▼ (Former Broad Market/Style-Specific Index)*	15.41
MSCI China All Shares Index∎ (Style-Specific Index)*	16.99
Lipper China Region Funds Index◆ (Peer Group Index)	19.47
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg; ◆Lipper Inc.

*The Fund has elected to use the MSCI China Index to represent its broad market benchmark and the MSCI China All Shares Index to represent its style-specific index rather than the MSCI Golden Dragon Index because the MSCI China Index and MSCI China All Shares Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

    Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

    Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased

Portfolio Composition By sector % of total net assets
Consumer Discretionary	30.52%
Communication Services	19.31
Consumer Staples	11.95
Health Care	10.85
Industrials	9.24
Materials	5.48
Information Technology	2.09
Other Sectors, Each Less than 2% of Net Assets	2.09
Money Market Funds Plus Other Assets Less Liabilities	8.47

Top 10 Equity Holdings*
% of total net assets
1. Alibaba Group Holding Ltd., ADR	10.05%
2. Tencent Holdings Ltd.	6.20
3. China Mobile Ltd.	5.41
4. Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	4.86
5. Shanghai International Airport Co., Ltd., Series A	4.13
6. Sun Art Retail Group Ltd.	3.75
7. Sino Biopharmaceutical Ltd.	3.61
8. Baoshan Iron & Steel Co., Ltd., A Shares	3.40
9. Uni-President China Holdings Ltd.	3.27
10. Dali Foods Group Co. Ltd.	3.14

Total Net Assets	$78.1 million
Total Number of Holdings*	37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco Greater China Fund

market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

For the fiscal year, stock selection had a negative impact on the Fund’s performance relative to the style-specific index. Specifically, stock selection in the consumer staples sector detracted from the Fund’s relative performance. The top detractor from the Fund’s relative performance was Taiwanese convenience store operator President Chain Store. As such, we sold our position in this company prior to the fiscal year end.

Stock selection in the information technology (IT) sector also detracted from the Fund’s performance relative to the style-specific index during the fiscal year. Within the sector, Hon Hai Precision Industry (better known as Foxconn), a Taiwanese multinational electronics contract manufacturing company that is a key Apple (not a Fund holding) supplier, was a notable detractor from the Fund’s relative performance. Foxconn shares were under pressure due to ongoing concerns over the trade tension between the US and China. We sold our Foxconn holdings during the fiscal year.

Fund holdings in the consumer discretionary sector underperformed those of the style-specific index during the fiscal year and detracted from the Fund’s relative results. Goodbaby International Holdings was a key detractor in this sector. We sold the Fund’s holdings in this company given they were no longer as compelling as when we first initiated positions in them.

In contrast, the Fund’s lack of exposure to the energy sector contributed to the Fund’s performance relative to the style-specific benchmark during the fiscal year. Also, an underweight allocation to the financials sector helped the Fund’s relative performance.

Stock selection in and overweight exposure to the health care sector contributed to the Fund’s relative performance versus the style-specific index during the fiscal year. This was mainly due to the Fund’s positions in Sino Biopharmaceutical and Shandong Weigao Group Medical Polymer.

Our investment strategy remains purely focused on bottom-up stock opportunities that we believe add the most value to the Fund. We adopt a selective approach, favoring companies with sustainable leadership and competitive advantages. This has led to the Fund having meaningful exposure in consumer-related sectors. We believe the Fund’s holdings are well-positioned to gain from structural opportunities in China’s consumer sector.

At the close of the fiscal year, we believed China’s domestic consumption is becoming an increasingly important economic growth driver, with steady expansion thanks to rising income and accumulated wealth. We believe stronger consumption growth in China’s lower-tier cities could become a notable theme. In our view, these trends could spur further innovation in the consumer-related and IT sectors and help build up a dynamic ecosystem that promotes creativity. In Taiwan, we believe the economy will experience stable growth in the coming fiscal year on the back of rising domestic production and investments due to manufacturing reshoring and resilient household demand. In Hong Kong, recent social tension has added risks to economic growth, driven by both external and internal pressures.

Thank you for your continued investment in Invesco Greater China Fund.

Portfolio manager:

Mike Shiao

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

3   Source: Bloomberg

Past performance cannot guarantee comparable future results.

The Fund has elected to use the MSCI China Index to represent its broad market benchmark and the MSCI China All Shares Index to represent its style-specific index rather than the MSCI Golden Dragon Index because the MSCI China Index and MSCI China All Shares Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	8.21%
10 Years	4.40
5 Years	6.36
1 Year	3.30

Class C Shares
Inception (3/31/06)	8.06%
10 Years	4.21
5 Years	6.77
1 Year	7.60

Class Y Shares
Inception (10/3/08)	8.79%
10 Years	5.26
5 Years	7.84
1 Year	9.56

Class R5 Shares
Inception (3/31/06)	9.16%
10 Years	5.47
5 Years	8.04
1 Year	9.79

Class R6 Shares
10 Years	5.10%
5 Years	7.80
1 Year	9.79
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	8.07%
10 Years	4.72
5 Years	6.94
1 Year	–10.98

Class C Shares
Inception (3/31/06)	7.92%
10 Years	4.53
5 Years	7.34
1 Year	–7.30

Class Y Shares
Inception (10/3/08)	8.62%
10 Years	5.58
5 Years	8.43
1 Year	–5.58

Class R5 Shares
Inception (3/31/06)	9.02%
10 Years	5.79
5 Years	8.63
1 Year	–5.45

Class R6 Shares
10 Years	5.42%
5 Years	8.37
1 Year	–5.42
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.79%, 2.54%, 1.54%, 1.40 and

1.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Greater China Fund

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the

Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited re-course in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Greater China Fund

amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Participation Notes Risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate, and, in addition, subject the Fund to the creditworthiness of the bank or broker-dealer that issued the participation notes.
∎	Participation notes risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate, and, in addition, subject the Fund to the creditworthiness of the bank or broker-dealer that issued the participation notes.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Unique economic and political risks of investing in Greater China. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

About indexes used in this report

∎	The MSCI China Index is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI China All Shares Index is composed of large- and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–91.53%(b)
Airport Services–4.13%
Shanghai International Airport Co., Ltd., Series A	299,315	$ 3,227,108

Apparel Retail–2.93%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	6,054,000	2,284,542

Apparel, Accessories & Luxury Goods–2.90%
Zhejiang Semir Garment Co., Ltd., A Shares	1,439,596	2,263,817

Auto Parts & Equipment–3.09%
Minth Group Ltd.	684,000	2,414,613

Automobile Manufacturers–0.33%
Jiangling Motors Corp., Ltd., B Shares	311,100	257,202

Construction Materials–2.08%
Asia Cement China Holdings Corp.	1,343,500	1,622,243

Electronic Components–0.56%
Largan Precision Co., Ltd. (Taiwan)	3,000	438,730

Electronic Manufacturing Services–0.16%
FIH Mobile Ltd. (c)	877,000	124,878

Footwear–1.90%
Stella International Holdings Ltd.	886,000	1,481,826

Gas Utilities–1.05%
Towngas China Co., Ltd. (c)	1,059,000	816,768

Health Care Equipment–1.94%
MicroPort Scientific Corp.	1,476,000	1,515,272

Health Care Supplies–4.86%
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	3,308,000	3,793,371

Hotels, Resorts & Cruise Lines–0.90%
Shanghai Jinjiang International Hotels Co., Ltd., B Shares	381,578	699,163

Hypermarkets & Super Centers–3.75%
Sun Art Retail Group Ltd. (Hong Kong)	2,871,000	2,930,913

Industrial Conglomerates–3.13%
CK Hutchison Holdings Ltd. (Hong Kong)	265,000	2,447,104

Industrial Machinery–0.83%
CIMC Enric Holdings Ltd.	1,190,000	644,764

Interactive Home Entertainment–3.73%
Changyou.com Ltd., ADR	56,260	537,846

	Shares	Value
Interactive Home Entertainment–(continued)
NetEase, Inc., ADR	8,300	$ 2,372,638
		2,910,484

Interactive Media & Services–10.18%
Tencent Holdings Ltd.	118,700	4,840,301
Weibo Corp., ADR (c)	39,514	1,943,694
YY, Inc., ADR (c)	20,418	1,160,559
		7,944,554

Internet & Direct Marketing Retail–11.35%
Alibaba Group Holding Ltd., ADR (c)	44,398	7,843,795
Trip.com Group, Ltd., ADR (c)	30,886	1,018,929
		8,862,724

Life & Health Insurance–1.04%
AIA Group Ltd. (Hong Kong)	82,200	815,626

Marine Ports & Services–1.14%
Qingdao Port International Co., Ltd., H Shares (d)	1,562,000	893,110

Packaged Foods & Meats–8.20%
Dali Foods Group Co. Ltd. (d)	3,581,000	2,449,304
Toly Bread Co., Ltd., A Shares	222,349	1,398,186
Uni-President China Holdings Ltd.	2,470,000	2,551,570
		6,399,060

Pharmaceuticals–4.05%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., H Shares	477,000	341,975
Sino Biopharmaceutical Ltd.	1,908,000	2,822,494
		3,164,469

Restaurants–6.14%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	910,769
Cafe de Coral Holdings Ltd. (Hong Kong)	574,000	1,564,002
Xiabuxiabu Catering Management China Holdings Co., Ltd. (c)(d)	1,737,000	2,318,857
		4,793,628

Specialty Stores–0.99%
Sa Sa International Holdings Ltd. (Hong Kong)	3,238,000	771,572

Steel–3.40%
Baoshan Iron & Steel Co., Ltd., A Shares	3,235,806	2,655,356

Technology Hardware, Storage & Peripherals–1.36%
Asustek Computer, Inc. (Taiwan)	157,000	1,064,648

Wireless Telecommunication Services–5.41%
China Mobile Ltd.	520,500	4,224,588
Total Common Stocks & Other Equity Interests (Cost $67,460,289)		71,462,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Greater China Fund

	Shares	Value
Money Market Funds–8.67%

Invesco Government & Agency Portfolio,Institutional Class, 1.71%(e)	2,367,915	$ 2,367,915
Invesco Liquid Assets Portfolio,Institutional Class, 1.90%(e)	1,691,235	1,691,911
Invesco Treasury Portfolio,Institutional Class, 1.66%(e)	2,706,189	2,706,189
Total Money Market Funds (Cost $6,765,884)		6,766,015
TOTAL INVESTMENTS IN SECURITIES–100.20% (Cost $74,226,173)		78,228,148
OTHER ASSETS LESS LIABILITIES–(0.20)%		(155,369)
NET ASSETS–100.00%		$78,072,779

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $5,661,271, which represented 7.25% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $67,460,289)	$71,462,133
Investments in affiliated money market funds, at value (Cost $6,765,884)	6,766,015
Foreign currencies, at value (Cost $297)	297
Receivable for:
Fund shares sold	24,088
Dividends	17,881
Investment for trustee deferred compensation and retirement plans	57,462
Other assets	16,956
Total assets	78,344,832

Liabilities:
Payable for:
Fund shares reacquired	57,095
Accrued fees to affiliates	72,289
Accrued trustees’ and officers’ fees and benefits	1,338
Accrued other operating expenses	78,123
Trustee deferred compensation and retirement plans	63,208
Total liabilities	272,053
Net assets applicable to shares outstanding	$78,072,779

Net assets consist of:
Shares of beneficial interest	$77,190,955
Distributable earnings	881,824
$78,072,779

Net Assets:
Class A	$62,869,402
Class C	$ 5,198,415
Class Y	$ 9,339,391
Class R5	$ 23,368
Class R6	$ 642,203

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,705,335
Class C	232,638
Class Y	401,460
Class R5	1,004
Class R6	27,612
Class A:
Net asset value per share	$ 23.24
Maximum offering price per share (Net asset value of $23.24 ÷ 94.50%)	$ 24.59
Class C:
Net asset value and offering price per share	$ 22.35
Class Y:
Net asset value and offering price per share	$ 23.26
Class R5:
Net asset value and offering price per share	$ 23.27
Class R6:
Net asset value and offering price per share	$ 23.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $118,317)	$2,062,778

Dividends from affiliated money market funds	47,296

Total investment income	2,110,074

Expenses:
Advisory fees	753,899

Administrative services fees	17,917

Custodian fees	29,420

Distribution fees:
Class A	157,880

Class C	73,680

Transfer agent fees – A, C and Y	225,290

Transfer agent fees – R5	23

Transfer agent fees – R6	715

Trustees’ and officers’ fees and benefits	20,607

Registration and filing fees	69,977

Reports to shareholders	29,315

Professional services fees	64,587

Other	9,422

Total expenses	1,452,732

Less: Fees waived and/or expense offset arrangement(s)	(4,631)

Net expenses	1,448,101

Net investment income	661,973

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,663,128)

Foreign currencies	(9,783)

(3,672,911)

Change in net unrealized appreciation (depreciation) of:
Investment securities	9,911,298

Foreign currencies	(144)

9,911,154

Net realized and unrealized gain	6,238,243

Net increase in net assets resulting from operations	$6,900,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$661,973	$1,047,014

Net realized gain (loss)	(3,672,911)	12,341,296

Change in net unrealized appreciation (depreciation)	9,911,154	(25,170,440)

Net increase (decrease) in net assets resulting from operations	6,900,216	(11,782,130)

Distributions to shareholders from distributable earnings:
Class A	(9,832,851)	(385,286)

Class C	(1,650,955)	–

Class Y	(1,260,617)	(84,412)

Class R5	(4,188)	(635)

Class R6	(112,199)	(996)

Total distributions from distributable earnings	(12,860,810)	(471,329)

Share transactions–net:
Class A	7,652,688	(688,606)

Class B	–	(834,194)

Class C	(3,908,555)	(1,704,943)

Class Y	2,010,543	(2,576,711)

Class R5	983	(43,420)

Class R6	53,858	673,801

Net increase (decrease) in net assets resulting from share transactions	5,809,517	(5,174,073)

Net increase (decrease) in net assets	(151,077)	(17,427,532)

Net assets:
Beginning of year	78,223,856	95,651,388

End of year	$78,072,779	$78,223,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Greater China Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$25.52	$0.20	(d)	$1.77		$1.97	$(0.21)	$(4.04)	$(4.25)	$23.24	9.33%		$62,869	1.76	%(e)	1.76	%(e)	0.86	%(d)(e)	59%
Year ended 10/31/18	29.40	0.34	(d)	(4.06	)(f)	(3.72)	(0.16)	–	(0.16)	25.52	(12.71	)(f)	59,615	1.79		1.80		1.15	(d)	45
Year ended 10/31/17	22.23	0.05		7.27		7.32	(0.15)	–	(0.15)	29.40	33.19		69,843	1.93		1.93		0.22		56
Year ended 10/31/16	21.10	0.15		1.20		1.35	(0.22)	–	(0.22)	22.23	6.51		52,479	1.93		1.93		0.74		52
Year ended 10/31/15	19.93	0.18		1.08		1.26	(0.09)	–	(0.09)	21.10	6.36		53,087	1.88		1.88		0.85		130
Class C
Year ended 10/31/19	24.65	0.02	(d)	1.72		1.74	–	(4.04)	(4.04)	22.35	8.51		5,198	2.51	(e)	2.51	(e)	0.11	(d)(e)	59
Year ended 10/31/18	28.45	0.11	(d)	(3.91	)(f)	(3.80)	–	–	–	24.65	(13.36	)(f)	10,155	2.54		2.55		0.40	(d)	45
Year ended 10/31/17	21.52	(0.13)		7.06		6.93	–	–	–	28.45	32.20		13,422	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.39	(0.00)		1.16		1.16	(0.03)	–	(0.03)	21.52	5.73		11,879	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.32	0.02		1.05		1.07	–	–	–	20.39	5.54		13,922	2.63		2.63		0.10		130
Class Y
Year ended 10/31/19	25.57	0.26	(d)	1.76		2.02	(0.29)	(4.04)	(4.33)	23.26	9.56		9,339	1.51	(e)	1.51	(e)	1.11	(d)(e)	59
Year ended 10/31/18	29.44	0.42	(d)	(4.07	)(f)	(3.65)	(0.22)	–	(0.22)	25.57	(12.48	)(f)	7,801	1.54		1.55		1.40	(d)	45
Year ended 10/31/17	22.26	0.12		7.27		7.39	(0.21)	–	(0.21)	29.44	33.53		11,444	1.68		1.68		0.47		56
Year ended 10/31/16	21.14	0.21		1.19		1.40	(0.28)	–	(0.28)	22.26	6.77		5,216	1.68		1.68		0.99		52
Year ended 10/31/15	19.98	0.23		1.08		1.31	(0.15)	–	(0.15)	21.14	6.62		3,449	1.63		1.63		1.10		130
Class R5
Year ended 10/31/19	25.58	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.27	9.79		23	1.33	(e)	1.33	(e)	1.29	(d)(e)	59
Year ended 10/31/18	29.46	0.46	(d)	(4.08	)(f)	(3.62)	(0.26)	–	(0.26)	25.58	(12.38	)(f)	25	1.40		1.40		1.54	(d)	45
Year ended 10/31/17	22.28	0.16		7.28		7.44	(0.26)	–	(0.26)	29.46	33.80		72	1.50		1.50		0.65		56
Year ended 10/31/16	21.17	0.25		1.19		1.44	(0.33)	–	(0.33)	22.28	7.00		54	1.45		1.45		1.22		52
Year ended 10/31/15	20.01	0.28		1.08		1.36	(0.20)	–	(0.20)	21.17	6.88		75	1.41		1.41		1.32		130
Class R6
Year ended 10/31/19	25.57	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.26	9.79		642	1.33	(e)	1.33	(e)	1.29	(d)(e)	59
Year ended 10/31/18	29.45	0.46	(d)	(4.07	)(f)	(3.61)	(0.27)	–	(0.27)	25.57	(12.36	)(f)	629	1.40		1.40		1.54	(d)	45
Year ended 10/31/17(g)	23.28	0.25		5.92		6.17	–	–	–	29.45	26.50		107	1.47	(h)	1.47	(h)	0.68	(h)	56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, 0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $63,152, $7,368, $9,378, $23 and $710 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Greater China Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16	Invesco Greater China Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17	Invesco Greater China Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $2,070.

18	Invesco Greater China Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $13,737 in front-end sales commissions from the sale of Class A shares and $9 and $2,579 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$14,877,461	$56,584,672	$–	$71,462,133
Money Market Funds	6,766,015	–	–	6,766,015
Total Investments	$21,643,476	$56,584,672	$–	$78,228,148

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,561.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former

19	Invesco Greater China Fund

Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$4,193,841	$471,329

Long-term capital gain	8,666,969	–

Total distributions	$12,860,810	$471,329

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$594,949

Net unrealized appreciation – investments	3,929,696

Net unrealized appreciation - foreign currencies	3

Temporary book/tax differences	(51,924)

Capital loss carryforward	(3,590,900)

Shares of beneficial interest	77,190,955

Total net assets	$78,072,779

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,757,293	$1,833,607	$3,590,900

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $46,213,225 and $58,344,044, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$11,986,231

Aggregate unrealized (depreciation) of investments	(8,056,535)

Net unrealized appreciation of investments	$3,929,696

Cost of investments for tax purposes is $74,298,452.

20	Invesco Greater China Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on October 31, 2019, undistributed net investment income was decreased by $49,584 and undistributed net realized gain (loss) was increased by $49,584. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	311,654	$7,298,558	537,510	$16,196,961

Class C	58,820	1,306,818	52,637	1,540,837

Class Y	250,488	5,728,727	157,028	4,532,706

Class R5	8	192	-	-

Class R6	13,440	300,415	35,950	1,119,985

Issued as reinvestment of dividends:
Class A	440,672	9,337,827	12,961	372,496

Class C	75,847	1,555,617	-	-

Class Y	55,199	1,168,565	2,244	64,471

Class R5	46	984	15	444

Class R6	5,123	108,248	31	881

Conversion of Class B shares to Class A shares:(b)
Class A	-	-	22,686	734,786

Class B	-	-	(23,444)	(734,786)

Automatic conversion of Class C shares to Class A shares:
Class A	215,385	4,785,457	-	-

Class C	(222,977)	(4,785,457)	-	-

Reacquired:
Class A	(598,165)	(13,769,154)	(613,067)	(17,992,849)

Class B(c)	-	-	(3,360)	(99,408)

Class C	(91,029)	(1,985,533)	(112,428)	(3,245,780)

Class Y	(209,325)	(4,886,749)	(242,905)	(7,173,888)

Class R5	(8)	(193)	(1,492)	(43,864)

Class R6	(15,531)	(354,805)	(15,034)	(447,065)

Net increase (decrease) in share activity	289,647	$5,809,517	(190,668)	$(5,174,073)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(c)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

21	Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Greater China Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]
Class A	$1,000.00	$953.60	$8.67	$1,016.33	$8.94	1.76%
Class C	1,000.00	949.90	12.34	1,012.55	12.73	2.51
Class Y	1,000.00	954.50	7.44	1,017.59	7.68	1.51
Class R5	1,000.00	955.30	6.55	1,018.50	6.77	1.33
Class R6	1,000.00	955.60	6.56	1,018.50	6.77	1.33

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries.

The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board noted that the Fund was renamed reflecting broader China region exposure on June 15, 2015. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The

24	Invesco Greater China Fund

Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised

Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,666,968
Qualified Dividend Income*	14.93%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0351	per share
Foreign Source Income	$0.6475	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Greater China Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Health Care Fund
Nasdaq:
A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

    At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

    The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Health Care Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Health Care Fund (the Fund), at net asset value (NAV), outperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/18 to 10/31/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.46%
Class C Shares	9.62
Class Y Shares	10.70
Investor Class Shares	10.45
Class R6 Shares	10.77
MSCI World Index▼ (Broad Market Index)	12.69
MSCI World Health Care Index▼ (Style-Specific Index)	10.33
Lipper Global Health/Biotechnology Funds Index⬛ (Peer Group Index)	10.88
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve signaling a possible recession and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US-China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the

European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

    Weakening global economic data and the ongoing US-China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing opti-

mism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

    Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

    In this environment, the MSCI World Index, the Fund’s broad market index, returned 12.69% and health care stocks, as represented by the MSCI World Health Care Index, the Fund’s style-specific index, returned 10.33% for the fiscal year.

    Relative to the style-specific index, stock selection in the pharmaceuticals industry was the largest contributor to the Fund’s return for the fiscal year. The Fund’s stock selection in and overweight allocation to the life sciences tools and services industry, as well as underweight allocation to health care distributors and overweight allocation to drug retail, also added to relative performance.

    Array BioPharma was the Fund’s top contributor to returns over the fiscal year. Array BioPharma is a discovery research company that provides drug discovery products and services to create, evaluate and optimize potential drug

Portfolio Composition
By sector % of total net assets

Health Care	97.89%
Consumer Staples	0.67
Money Market Funds Plus Other Assets Less Liabilities	1.44

Top 10 Equity Holdings*
% of total net assets

1. Thermo Fisher Scientific, Inc.	4.52%
2. Medtronic PLC	4.45
3. Novartis AG, ADR	4.43
4. UnitedHealth Group, Inc.	4.38
5. AstraZeneca PLC, ADR	4.09
6. Johnson & Johnson	4.08
7. Merck & Co., Inc.	3.40
8. Sanofi, ADR	2.67
9. Abbott Laboratories	2.60
10. Zimmer Biomet Holdings, Inc.	2.50

Total Net Assets	$

Total Number of Holdings*	0

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any. Data presented here are as of October 31, 2019.

4                      Invesco Health Care Fund

candidates in collaboration with pharmaceutical and biotechnology companies. The company’s stock soared after announcing positive clinical trial results in early spring 2019 and then was bought by Pfizer in June.

Thermo Fisher Scientific, a life sciences tools and services company, was another large contributor to Fund performance during the fiscal year. The firm has been on a torrid pace of acquisitions, most recently Affymetrix, FEI and Patheon, with the goal of becoming the ultimate provider of life science instruments and consumables. The acquisition approach has allowed the firm to broaden its product offering and increase market share.

Stock selection in and underweight allocation to the health care equipment industry was the primary driver of the Fund’s underperformance versus the style-specific index during the fiscal year. Stock selection in and underweight allocation to health care supplies also detracted from the Fund’s relative performance.

During the fiscal year, the largest detractor from the Fund’s performance was DBV Technologies. DBV Technologies is a biopharma company focused on effective food allergy treatments. The company’s stock was hit hard in the beginning of 2019, following an announcement of an unexpected FDA approval hurdle, along with questions about its manufacturing processes.

BioMarin Pharmaceutical, a biotech company focused on rare-disease therapies, was also a significant detractor from the Fund’s performance during the fiscal year. The company’s share price fell in May on mixed data from studies of its hemophilia A drug, Valrox, and the company reported a second quarter revenue miss. However, the company did report strong third quarter 2019 results and started to bounce back a bit.

We believe health care should benefit from several secular trends, including improved innovation, increasing intersections with technology and consumer sectors, the evolution of health care to address cost concerns and aging populations worldwide. Given this backdrop, we continue to emphasize investments in companies that are driving these themes. From a market cap perspective, the Fund maintained an overweight exposure to mid-cap and small-cap companies that we believe represent these sector developments at the close of the fiscal year. The Fund’s largest industry exposures relative to the style-

specific benchmark at the close of the fiscal year were in biotechnology, managed care and life science tools.

As always, thank you for your continued investment in Invesco Health Care Fund.

Portfolio Manager:

Henry Wu

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Health Care Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.36%
10 Years	11.24
5 Years	3.48
1 Year	4.37

Class C Shares
Inception (3/1/99)	8.35%
10 Years	11.04
5 Years	3.88
1 Year	8.65

Class Y Shares
Inception (10/3/08)	10.72%
10 Years	12.15
5 Years	4.92
1 Year	10.70

Investor Class Shares
Inception (7/15/05)	8.40%
10 Years	11.87
5 Years	4.66
1 Year	10.45

Class R6 Shares
10 Years	11.96%
5 Years	4.83
1 Year	10.77

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.17%
10 Years	10.21
5 Years	2.93
1 Year	–9.23

Class C Shares
Inception (3/1/99)	8.07%
10 Years	10.01
5 Years	3.32
1 Year	–5.52

Class Y Shares
Inception (10/3/08)	10.21%
10 Years	11.12
5 Years	4.36
1 Year	–3.71

Investor Class Shares
Inception (7/15/05)	7.99%
10 Years	10.84
5 Years	4.10
1 Year	–3.95

Class R6 Shares
10 Years	10.93%
5 Years	4.26
1 Year	–3.65

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class and Class R6 shares was 1.10%, 1.85%, 0.85%, 1.10% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco Health Care Fund

Invesco Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎

Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

∎

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counter-party, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎

Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco Health Care Fund

in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎

Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.

∎

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎

Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎

Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎ The Lipper Global Health/

Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                      Invesco Health Care Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-98.56%

Biotechnology-16.45%

ACADIA Pharmaceuticals, Inc.(b)	227,070	$9,630,039

Alexion Pharmaceuticals, Inc.(b)	180, 638	19,039,245

Amarin Corp. PLC, ADR (Ireland)(b)	403,082	6,618,606

ArQule, Inc.(b)	324,870	3,284,436

Ascendis Pharma A/S, ADR (Denmark)(b)	64,385	7,119,693

Avrobio, Inc.(b)	103,816	1,507,408

Biogen, Inc.(b)	102,820	30,713,362

Biohaven Pharmaceutical Holding Co., Ltd.(b)	150,367	6,904,853

BioMarin Pharmaceutical, Inc.(b)	332,992	24,378,344

Bluebird Bio, Inc.(b)	38,837	3,145,797

DBV Technologies S.A., ADR (France)(b)	233,573	1,670,047

Exact Sciences Corp.(b)	213,885	18,607,995

Global Blood Therapeutics, Inc.(b)	145,162	6,960,518

Heron Therapeutics, Inc.(b)	209,431	4,450,409

Immunomedics, Inc.(b)	392,159	6,274,544

Incyte Corp.(b)	150,718	12,648,255

Kadmon Holdings, Inc.(b)	1,290,512	3,729,580

Neurocrine Biosciences, Inc.(b)	101,800	10,128,082

REGENXBIO, Inc.(b)	100,622	3,591,199

Rocket Pharmaceuticals, Inc.(b)	427,394	6,214,309

Rubius Therapeutics, Inc.(b)	275,076	2,431,672

Sarepta Therapeutics, Inc.(b)	76,875	6,385,237

Vertex Pharmaceuticals, Inc.(b)	145,436	28,429,829

		223,863,459

Drug Retail-0.67%

Raia Drogasil S.A. (Brazil)	331,578	9,094,522

Health Care Equipment-18.70%

Abbott Laboratories	423,941	35,445,707

Baxter International, Inc.	216,603	16,613,450

Becton, Dickinson and Co.	55,034	14,088,704

Boston Scientific Corp.(b)	789,489	32,921,691

Edwards Lifesciences Corp.(b)	85,964	20,492,098

Koninklijke Philips N.V. (Netherlands)	549,002	24,054,852

Medtronic PLC	555,690	60,514,641

Wright Medical Group N.V.(b)	787,696	16,384,077

Zimmer Biomet Holdings, Inc.	246,206	34,033,056

		254,548,276

Health Care Facilities-1.62%

HCA Healthcare, Inc.	164,633	21,985,091

Health Care Services-2.81%

Cigna Corp.	113,530	20,260,564

CVS Health Corp.	270,389	17,951,125

		38,211,689

	Shares	Value

Health Care Supplies-2.01%

Alcon, Inc. (Switzerland)(b)	137,760	$8,165,035

Align Technology, Inc.(b)	45,256	11,417,636

Silk Road Medical, Inc.(b)	232,889	7,713,284

		27,295,955

Health Care Technology-1.29%

HMS Holdings Corp.(b)	215,816	7,055,025

Inspire Medical Systems, Inc.(b)	172,063	10,492,402

		17,547,427

Life Sciences Tools & Services-8.47%

10X Genomics, Inc., Class A(b)	64,204	3,723,832

Agilent Technologies, Inc.	110,427	8,364,845

Bio-Rad Laboratories, Inc., Class A(b)	41,326	13,704,528

Eurofins Scientific S.E. (Luxembourg)	25,957	13,154,038

Illumina, Inc.(b)	50,010	14,778,955

Thermo Fisher Scientific, Inc.	203,944	61,587,009

		115,313,207

Managed Health Care-12.72%

Anthem, Inc.	105,025	28,260,127

Centene Corp.(b)	406,696	21,587,424

Hapvida Participacoes e Investimentos S.A. (Brazil)(c)	1,026,700	14,412,969

HealthEquity, Inc.(b)	77,279	4,388,674

Humana, Inc.	100,281	29,502,670

Notre Dame Intermedica Participacoes S.A. (Brazil)	1,026,461	15,356,604

UnitedHealth Group, Inc.	235,879	59,606,623

		173,115,091

Pharmaceuticals-33.82%

Allergan PLC	73,566	12,955,708

AstraZeneca PLC, ADR (United Kingdom)	1,136,291	55,712,348

Axsome Therapeutics, Inc.(b)	477,441	11,496,779

Bristol-Myers Squibb Co.	535,806	30,739,190

Elanco Animal Health, Inc.(b)	392,352	10,601,351

Eli Lilly and Co.	269,707	30,733,113

Johnson & Johnson	420,518	55,525,197

Merck & Co., Inc.	533,195	46,206,679

Milestone Pharmaceuticals, Inc. (Canada)(b)	232,652	4,350,592

Nippon Shinyaku Co., Ltd. (Japan)	199,000	17,919,248

Novartis AG, ADR (Switzerland)	688,804	60,229,022

Novo Nordisk A/S, Class B (Denmark)	483,201	26,604,186

Odonate Therapeutics, Inc.(b)	186,495	5,923,081

Pfizer, Inc.	616,358	23,649,657

Roche Holding AG (Switzerland)	86,253	26,014,782

Sanofi, ADR (France)	787,572	36,291,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Health Care Fund

	Shares	Value

Pharmaceuticals-(continued)

Zogenix, Inc.(b)	120,254	$5,369,341

		460,321,592

Total Common Stocks & Other Equity Interests (Cost $867,666,855)		1,341,296,309

Preferred Stocks-0.00%

Health Care Equipment-0.00%

Intact Medical Corp., 0.00%, Series C, Pfd., (Acquired 03/26/2001) (Cost $2,000,001)(d)(e)	2,439,026	3

Money Market Funds-1.38%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(f)	6,583,523	6,583,523

	Shares	Value

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(f)	4,703,062	$4,704,943

Invesco Treasury Portfolio, Institutional Class, 1.66%(f)	7,524,027	7,524,027

Total Money Market Funds (Cost $18,811,133)		18,812,493

TOTAL INVESTMENTS IN SECURITIES-99.94% (Cost $888,477,989)		1,360,108,805

OTHER ASSETS LESS LIABILITIES-0.06%		815,449

NET ASSETS-100.00%		$1,360,924,254

Investment Abbreviations:

ADR - American Depositary Receipt

Pfd. - Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2019 represented 1.06% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Security is considered venture capital. See Note 1K.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Health Care Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:

Investments in securities, at value (Cost $869,666,856)	$1,341,296,312

Investments in affiliated money market funds, at value (Cost $18,811,133)	18,812,493

Foreign currencies, at value (Cost $3,421)	3,444

Receivable for:
Dividends	2,235,773

Fund shares sold	90,870

Investment for trustee deferred compensation and retirement plans	269,393

Other assets	123,902

Total assets	1,362,832,187

Liabilities:
Payable for:
Fund shares reacquired	672,609

Accrued fees to affiliates	780,266

Accrued trustees’ and officers’ fees and benefits	2,205

Accrued other operating expenses	112,207

Trustee deferred compensation and retirement plans	340,646

Total liabilities	1,907,933

Net assets applicable to shares outstanding	$1,360,924,254

Net assets consist of:

Shares of beneficial interest	$838,717,302

Distributable earnings	522,206,952

$1,360,924,254

Net Assets:

Class A	$700,482,729

Class C	$24,570,306

Class Y	$38,518,797

Investor Class	$597,300,887

Class R6	$51,535

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,152,541

Class C	964,422

Class Y	974,124

Investor Class	15,475,831

Class R6	1,301

Class A:
Net asset value per share	$38.59

Maximum offering price per share (Net asset value of $38.59 ÷ 94.50%)	$40.84

Class C:
Net asset value and offering price per share	$25.48

Class Y:
Net asset value and offering price per share	$39.54

Investor Class:
Net asset value and offering price per share	$38.60

Class R6:
Net asset value and offering price per share	$39.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Health Care Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $816,872)	$16,641,500

Dividends from affiliated money market funds	708,704

Total investment income	17,350,204

Expenses:
Advisory fees	8,398,173

Administrative services fees	211,969

Custodian fees	50,918

Distribution fees:
Class A	1,718,910

Class C	302,801

Investor Class	1,452,904

Transfer agent fees - A, C, Y and Investor	2,166,483

Transfer agent fees - R6	45

Trustees’ and officers’ fees and benefits	36,853

Registration and filing fees	93,944

Reports to shareholders	101,663

Professional services fees	66,141

Other	24,440

Total expenses	14,625,244

Less: Fees waived and/or expense offset arrangement(s)	(63,773)

Net expenses	14,561,471

Net investment income	2,788,733

Realized and unrealized gain from:

Net realized gain from:
Investment securities	48,438,462

Foreign currencies	15,406

48,453,868

Change in net unrealized appreciation of:
Investment securities	80,585,178

Foreign currencies	10,455

80,595,633

Net realized and unrealized gain	129,049,501

Net increase in net assets resulting from operations	$131,838,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:

Net investment income (loss)	$2,788,733	$(1,131,580)

Net realized gain	48,453,868	107,880,549

Change in net unrealized appreciation (depreciation)	80,595,633	(13,816,537)

Net increase in net assets resulting from operations	131,838,234	92,932,432

Distributions to shareholders from distributable earnings:

Class A	(52,354,831)	(45,906,721)

Class B	–	(174,565)

Class C	(5,049,774)	(4,951,203)

Class Y	(2,626,962)	(2,282,309)

Investor Class	(44,427,867)	(38,238,241)

Class R6	(3,125)	(872)

Total distributions from distributable earnings	(104,462,559)	(91,553,911)

Share transactions-net:

Class A	(2,750,883)	(36,463,447)

Class B	–	(2,032,988)

Class C	(18,515,860)	(8,958,431)

Class Y	575,153	1,002,253

Investor Class	782,507	(14,702,435)

Class R6	8,617	25,083

Net increase (decrease) in net assets resulting from share transactions	(19,900,466)	(61,129,965)

Net increase (decrease) in net assets	7,475,209	(59,751,444)

Net assets:
Beginning of year	1,353,449,045	1,413,200,489

End of year	$1,360,924,254	$1,353,449,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$37.89	$0.08	$3.52	$3.60	$–	$(2.90)	$(2.90)	$38.59	10.46%	$700,483	1.08	%(d)	1.08	%(d)	0.22	%(d)	11%
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.89	7.03	687,513	1.09		1.09		(0.06)		36
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	–	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09		1.09		0.23		21
Year ended 10/31/15	47.08	0.02	1.53	1.55	–	(4.93)	(4.93)	43.70	3.56	981,963	1.04		1.05		0.04		47
Class C
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	–	(2.90)	(2.90)	25.48	9.62	24,570	1.83	(d)	1.83	(d)	(0.53	)(d)	11
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	–	(2.45)	(2.45)	26.20	6.24	45,895	1.84		1.84		(0.81)		36
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	–	(0.74)	(0.74)	27.10	16.84	56,741	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	–	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	–	(4.93)	(4.93)	33.56	2.78	107,976	1.79		1.80		(0.71)		47
Class Y
Year ended 10/31/19	38.67	0.18	3.59	3.77	–	(2.90)	(2.90)	39.54	10.70	38,519	0.83	(d)	0.83	(d)	0.47	(d)	11
Year ended 10/31/18	38.47	0.07	2.58	2.65	–	(2.45)	(2.45)	38.67	7.32	36,930	0.84		0.84		0.19		36
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87		0.87		0.13		36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	–	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84		0.84		0.48		21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79		0.80		0.29		47
Investor Class
Year ended 10/31/19	37.90	0.08	3.52	3.60	–	(2.90)	(2.90)	38.60	10.45	597,301	1.08	(d)	1.08	(d)	0.22	(d)	11
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.90	7.03	583,069	1.09		1.09		(0.06)		36
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	–	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09		1.09		0.23		21
Year ended 10/31/15	47.09	0.02	1.53	1.55	–	(4.93)	(4.93)	43.71	3.57	714,351	1.04		1.05		0.04		47
Class R6
Year ended 10/31/19	38.71	0.20	3.60	3.80	–	(2.90)	(2.90)	39.61	10.77	52	0.77	(d)	0.77	(d)	0.53	(d)	11
Year ended 10/31/18	38.49	0.09	2.58	2.67	–	(2.45)	(2.45)	38.71	7.37	41	0.79		0.79		0.24		36
Year ended 10/31/17(e)	36.35	0.05	2.09	2.14	–	–	–	38.49	5.89	14	0.78	(f)	0.78	(f)	0.22	(f)	36

(a)	Calculated using average of Units outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $687,564, $30,280, $36,981, $581,162 and $45 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Health Care Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16                      Invesco Health Care Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the . Additionally, in the normal course of business, the Fund enters into contracts, including the servicing agreements, that contain a variety of indemnification clauses. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

17                      Invesco Health Care Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $40,246.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

18                      Invesco Health Care Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $53,675 in front-end sales commissions from the sale of Class A shares and $1,565 and $749 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2019, the Fund incurred $3,748 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,233,549,203	$107,747,106	$–	$1,341,296,309
Preferred Stocks	–	–	3	3
Money Market Funds	18,812,493	–	–	18,812,493
Total Investments	$1,252,361,696	$107,747,106	$3	$1,360,108,805

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,527.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19                      Invesco Health Care Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$4,052,897	$–

Long-term capital gain	100,409,662	91,553,911

Total distributions	$104,462,559	$91,553,911

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$3,593,734

Undistributed long-term capital gain	48,155,227

Net unrealized appreciation – investments	470,761,319

Net unrealized appreciation (depreciation) – foreign currencies	(6,954)

Temporary book/tax differences	(296,374)

Shares of beneficial interest	838,717,302

Total net assets	$1,360,924,254

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $137,828,994 and $219,801,858, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$495,911,712

Aggregate unrealized (depreciation) of investments	(25,150,393)

Net unrealized appreciation of investments	$470,761,319

Cost of investments for tax purposes is $889,347,486.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2019, undistributed net investment income was decreased by $39,344 and undistributed net realized gain was increased by $39,344. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

20                      Invesco Health Care Fund

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	820,361	$29,930,079	761,451	$28,428,914

Class B(b)	-	-	494	13,144

Class C	172,952	4,192,240	169,045	4,411,958

Class Y	444,200	16,528,640	378,223	14,462,686

Investor Class	163,824	5,980,611	186,846	6,906,616

Class R6	213	7,971	828	29,709

Issued as reinvestment of dividends:

Class A	1,402,255	48,153,428	1,203,273	42,764,338

Class B(b)	-	-	6,763	166,983

Class C	209,277	4,775,696	191,734	4,743,503

Class Y	64,599	2,268,073	52,405	1,896,535

Investor Class	1,226,589	42,121,076	1,022,012	36,332,522

Class R6	66	2,326	5	199

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	49,944	1,906,378

Class B	-	-	(72,114)	(1,906,378)

Automatic conversion of Class C shares to Class A shares:

Class A	545,028	19,038,952	-	-

Class C	(821,208)	(19,038,952)	-	-

Reacquired:

Class A	(2,757,964)	(99,873,342)	(2,971,042)	(109,563,077)

Class B(b)	-	-	(11,915)	(306,737)

Class C	(348,416)	(8,444,844)	(702,791)	(18,113,892)

Class Y	(489,739)	(18,221,560)	(409,319)	(15,356,968)

Investor Class	(1,298,537)	(47,319,180)	(1,566,799)	(57,941,573)

Class R6	(45)	(1,680)	(123)	(4,825)

Net increase (decrease) in share activity	(666,545)	$(19,900,466)	(1,711,080)	$(61,129,965)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21                      Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,080.60	$5.66	$1,019.76	$5.50	1.08%
Class C	1,000.00	1,076.50	9.58	1,015.98	9.30	1.83
Class Y	1,000.00	1,081.80	4.36	1,021.02	4.23	0.83
Investor Class	1,000.00	1,080.60	5.66	1,019.76	5.50	1.08
Class R6	1,000.00	1,082.20	4.04	1,021.32	3.92	0.77

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                      Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Global Health/ Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the

24                      Invesco Health Care Fund

Index for the one, three and five year periods. The Board noted that the Fund’s underweight and overweight exposure to and security selection in certain health care industries negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group. The Board noted that the Fund’s total expense ratio ranked fourth in its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$100,409,662
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                      Invesco Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor2 - 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                      Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille -1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Health Care Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1

Annual Report to Shareholders October 31, 2019
Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ∎ C: LSQCX ∎ R: LSQRX ∎ Y: LSQYX ∎ R5: LSQFX ∎ R6: LSQSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Long/Short Equity Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Long/Short Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Long/Short Equity Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index and the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market and style-specific benchmarks, respectively.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.51%
Class C Shares	-17.20
Class R Shares	-16.68
Class Y Shares	-16.27
Class R5 Shares	-16.25
Class R6 Shares	-16.14
S&P 500 Index▼ (Broad Market Index)	14.33
FTSE US 3-Month Treasury Bill Index▼ (Style-Specific Index)	2.35
Lipper Alternative Long/Short Equity Funds Index∎ (Peer Group Index)	3.82
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

The fiscal year began with noticeable market volatility in the final few months of 2018, which continued through year-end, as US equity markets suffered a sharp sell-off due to ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Oil prices plummeted from near $64 per barrel in early November 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to more defensive areas of the markets, such as health care, utilities and US Treasuries. The US Federal Reserve (the Fed) raised interest rates once during the fiscal year in December 2018.2

    Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.2 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    In October 2019, optimism that phase one of a US-China trade deal would be

Portfolio Composition
By sector, based on total net assets as of October 31, 2019

	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Information Technology	34.2%	22.7%	56.9%	11.5%
Health Care	29.3	11.3	40.6	18.0
Consumer Discretionary	26.7	7.5	34.3	19.2
Industrials	22.0	14.0	36.0	8.0
Financials	21.7	13.9	35.6	7.9
Real Estate	16.6	7.1	23.7	9.5
Communication Services	11.0	6.9	17.9	4.1
Consumer Staples	10.5	1.5	12.0	9.0
Energy	8.5	4.3	12.9	4.2
Materials	7.9	6.7	14.6	1.1
Utilities	3.2	-	3.2	3.2
Money Market Funds Plus Other
Assets Less Liabilities	6.8	-	6.8	6.8
Total	198.4%	96.0%	294.4%	102.4%

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$52.5 million

Data presented here are as of October 31, 2019.

4	Invesco Long/Short Equity Fund

completed, a delay in the Brexit agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.2 Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

The Fund uses a systematic, proprietary multi-factor model that evaluates fundamental and behavioral factors to forecast individual security returns and risks. The multi-factor model is based on three factors: Quality, Value and Momentum (Earnings and Price).3 The Fund generally maintains a net long bias and implements its strategy by purchasing what we consider to be highly-ranked stocks as long positions, and selling short what we consider to be poorly-ranked stocks within their respective industries. The Fund seeks to add value primarily from stock selection and, secondarily, by dynamically changing the level of its beta, or market exposure based upon predicted levels of risk in the equity markets. Additionally, the Fund’s net long market position may result in net long/ net short exposure in sectors where there is an imbalance between highly-ranked and poorly-ranked stocks. In a long/short construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio), plus a return from market/ sector exposure, is intended to result in the Fund achieving attractive riskadjusted performance relative to the S&P 500 Index over a full market cycle.

Quantitative strategies faced challenges over the fiscal year as several sharp reversals in market sentiment, driven largely by macroeconomic events, such as trade policy and central bank policy, increased factor volatility and reduced the historical benefits of factor diversification. Typically, Value, Quality and Momentum strategies are lowly/ negatively correlated. However, in the first part of the fiscal year, all the factors were negative. This is a rare occurrence and we were encouraged to see these historical relationships, especially between Value and Momentum, restored as the fiscal year ended. The performance of our factor signals more than offset any benefit that the Fund achieved by having beta exposure to the markets.

The last period where our multi-factor model’s prognostic ability was this challenged was in 2009 as the markets recovered sharply from the onset of the global financial crisis. During the fiscal year, Value factors, which showed strength in 2009, showed the least efficacy. Higher quality companies were also out of favor on a relative basis, as favorable monetary policies provided relief to companies that were reliant on net external financing. This sentiment also adversely affected our Price Momentum signals as just when it appeared that a trend was developing, it quickly reversed. Earnings Momentum signals also declined, and both momentum measures did not offset Value factors as they had historically done until much later in the fiscal year.

During the fiscal year, stock selection in the utilities, real estate and information technology (IT) sectors contributed to the Fund’s performance on an absolute basis. Holdings in both the utilities and real estate sectors benefited from the most attractive stocks performing as expected, as well as the Fund’s net long positioning. Within IT, the Fund’s short positions outperformed the long positions, but the Fund’s net long position contributed to overall results. Conversely, stock selection in the industrials, energy and communication services sectors detracted from the Fund’s performance. A negative performance spread in which the Fund’s short positions outperformed the long positions adversely affected all three sectors. The Fund’s net long position within the energy sector was also a detractor from performance.

The top-contributing sector to the Fund’s performance for the fiscal year was the real estate sector. While both the long and the short holdings rose in value, the long positions significantly outperformed the short positions. In addition, the Fund held a meaningful net long position, which aided Fund performance. The utilities sector also benefited from strong stock selection, as holdings rose in value during the fiscal year and there were no short positions. Within IT, strong stock selection in the semiconductor and IT services and software industries was offset by positions in the internet software and services and computers and electronics industries. As cited earlier, the Fund’s net long position mitigated these detractors and was additive to Fund performance.

During the fiscal year, stock selection and a negative net long position in the industrials sector were large detractors from the Fund’s performance on an absolute basis. The long positions rose in value, but were outperformed by the short positons. Long holdings in the energy sector did not perform as expected and detracted from the Fund’s performance, particularly in the oil and gas exploration and production industry, as energy prices declined for the fiscal year. Media stocks were the primary detractor within the communication services sector. Long positons rose modestly while short positions rallied strongly.

At the end of the fiscal year, the Fund’s largest net long sector allocations were in the health care, consumer discretionary, IT and real estate sectors. The Fund did not have any sectors with net short positions.

Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the fiscal year, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use futures contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco Long/Short Equity Fund.

1	Source: Bloomberg

2	Source: US Federal Reserve

3

The Model’s factors – Quality, Value and Momentum (Earnings and Price) are the foundation of the Fund’s stock selection process. Quality factors assess capital efficiency and stewardship while Value factors evaluate cash flow, dividend and earnings yields. Factors considered in Momentum include, but are not limited to, earnings momentum and earnings revisions and measures of stock price momentum.

Portfolio managers:

Michael Abata

Anthony Munchak

Glen Murphy

Francis Orlando

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results,

5	Invesco Long/Short Equity Fund

these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

6	Invesco Long/Short Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

7	Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges
Class A Shares

Inception (12/19/13)	1.25%

5 Years	–0.45

1 Year	–21.08

Class C Shares

Inception (12/19/13)	1.46%

5 Years	–0.08

1 Year	–17.95

Class R Shares

Inception (12/19/13)	1.98%

5 Years	0.43

1 Year	–16.68

Class Y Shares

Inception (12/19/13)	2.49%

5 Years	0.93

1 Year	–16.27

Class R5 Shares

Inception (12/19/13)	2.53%

5 Years	0.97

1 Year	–16.25

Class R6 Shares

Inception (12/19/13)	2.57%

5 Years	1.02

1 Year	–16.14

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.57%, 2.32%,1.82%, 1.32%, 1.24% and 1.17%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.58%, 2.33%,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares

Inception (12/19/13)	1.54%

5 Years	–0.70

1 Year	–25.94

Class C Shares

Inception (12/19/13)	1.76%

5 Years	–0.32

1 Year	–22.93

Class R Shares

Inception (12/19/13)	2.26%

5 Years	0.16

1 Year	–21.89

Class Y Shares

Inception (12/19/13)	2.78%

5 Years	0.67

1 Year	–21.50

Class R5 Shares

Inception (12/19/13)	2.84%

5 Years	0.74

1 Year	–21.38

Class R6 Shares

Inception (12/19/13)	2.85%

5 Years	0.76

1 Year	–21.37

1.83%, 1.33%, 1.25% and 1.18%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

8	Invesco Long/Short Equity Fund

Invesco Long/Short Equity Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/ short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

9	Invesco Long/Short Equity Fund

positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid- capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, some-times significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco Long/Short Equity Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–93.24%
Advertising–0.55%
Omnicom Group, Inc.	3,750	$ 289,463

Apparel, Accessories & Luxury Goods–0.25%
Kontoor Brands, Inc.	3,500	133,000

Application Software–2.95%
Cadence Design Systems, Inc.(b)	8,050	526,068
Synopsys, Inc.(b)	7,550	1,024,912
		1,550,980

Biotechnology–4.00%
Incyte Corp.(b)	12,700	1,065,784
Vertex Pharmaceuticals, Inc.(b)	5,300	1,036,044
		2,101,828

Broadcasting–1.65%
Discovery, Inc., Class C(b)	34,400	868,256

Building Products–1.45%
Owens Corning	12,400	759,872

Cable & Satellite–2.44%
Altice USA, Inc., Class A(b)	34,600	1,070,870
Liberty Global PLC, Class C (United Kingdom)(b)	8,750	208,862
		1,279,732

Construction Machinery & Heavy Trucks–1.92%
Allison Transmission Holdings, Inc.	22,100	963,781
Cummins, Inc.	250	43,120
		1,006,901

Consumer Finance–5.51%
Ally Financial, Inc.	32,100	983,223
Santander Consumer USA Holdings, Inc.	39,850	999,438
Synchrony Financial	25,750	910,777
		2,893,438

Data Processing & Outsourced Services–1.49%
Western Union Co. (The)	31,250	783,125

Distributors–0.95%
LKQ Corp.(b)	14,650	497,954

Diversified Metals & Mining–1.61%
Teck Resources Ltd., Class B (Canada)	53,500	846,905

Electric Utilities–1.46%
Entergy Corp.	6,300	765,324

Fertilizers & Agricultural Chemicals–1.93%
CF Industries Holdings, Inc.	22,350	1,013,572

	Shares	Value
Food Distributors–1.27%
US Foods Holding Corp.(b)	16,800	$ 666,456

Health Care Distributors–3.96%
AmerisourceBergen Corp.	11,050	943,449
Cardinal Health, Inc.	20,150	996,417
McKesson Corp.	1,050	139,650
		2,079,516

Health Care Equipment–3.16%
Hologic, Inc.(b)	16,100	777,791
STERIS PLC	6,250	884,812
		1,662,603

Health Care Facilities–1.90%
Universal Health Services, Inc., Class B	7,250	996,585

Health Care Supplies–1.73%
DENTSPLY SIRONA, Inc.	16,600	909,348

Homebuilding–3.79%
NVR, Inc.(b)	265	963,696
PulteGroup, Inc.	26,250	1,030,050
		1,993,746

Hotels, Resorts & Cruise Lines–1.59%
Norwegian Cruise Line Holdings Ltd.(b)	16,450	835,002

Household Appliances–1.77%
Whirlpool Corp.	6,100	927,932

Human Resource & Employment Services–1.69%
ManpowerGroup, Inc.	9,750	886,470

Industrial Conglomerates–1.91%
Carlisle Cos., Inc.	6,600	1,004,982

Industrial Machinery–1.96%
Dover Corp.	9,900	1,028,511

Integrated Oil & Gas–1.34%
Cenovus Energy, Inc. (Canada)	83,050	705,095

Internet Services & Infrastructure–1.23%
Akamai Technologies, Inc.(b)	7,500	648,750

IT Consulting & Other Services–3.54%
Booz Allen Hamilton Holding Corp.	12,150	854,996
Leidos Holdings, Inc.	11,650	1,004,579
		1,859,575

Life & Health Insurance–3.89%
Athene Holding Ltd., Class A(b)	23,350	1,012,222
MetLife, Inc.	22,100	1,034,059
		2,046,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Long/Short Equity Fund

	Shares	Value
Oil & Gas Drilling–1.31%
Helmerich & Payne, Inc.	18,350	$ 688,125

Oil & Gas Exploration & Production–3.09%
Devon Energy Corp.	38,650	783,822
Marathon Oil Corp.	72,850	839,960
		1,623,782

Oil & Gas Storage & Transportation–0.77%
Plains GP Holdings L.P., Class A	21,850	405,536

Packaged Foods & Meats–1.30%
Hershey Co. (The)	3,350	492,015
JM Smucker Co. (The)	1,800	190,224
		682,239

Paper Packaging–1.21%
Sealed Air Corp.	15,250	636,993

Railroads–1.45%
Kansas City Southern	5,400	760,212

Regional Banks–1.47%
CIT Group, Inc.	18,000	772,020

Research & Consulting Services–1.04%
Nielsen Holdings PLC	1,250	25,200
Thomson Reuters Corp. (Canada)	7,750	521,265
		546,465

Residential REITs–4.16%
Equity LifeStyle Properties, Inc.	15,050	1,052,597
Mid-America Apartment Communities, Inc.	1,850	257,131
Sun Communities, Inc.	5,400	878,310
		2,188,038

Restaurants–1.23%
Yum! Brands, Inc.	6,350	645,859

Retail REITs–0.70%
Kimco Realty Corp.	17,150	369,754

	Shares	Value

Semiconductor Equipment–1.88%
Teradyne, Inc.	16,150	$988,703

Specialized Consumer Services–0.28%
ServiceMaster Global Holdings, Inc.(b)	3,600	145,368

Specialized REITs–1.58%
Extra Space Storage, Inc.	6,950	780,277

SBA Communications Corp., Class A	200	48,130

		828,407

Specialty Chemicals–1.16%
Axalta Coating Systems Ltd.(b)	20,600	607,494

Systems Software–1.95%
NortonLifeLock, Inc.	44,750	1,023,880

Technology Distributors–1.85%
Avnet, Inc.	24,600	973,176

Technology Hardware, Storage & Peripherals–3.92%
HP, Inc.	52,750	916,268

Xerox Holdings Corp.	33,650	1,141,744

		2,058,012

Total Common Stocks & Other Equity Interests (Cost $45,317,224)		48,985,265

Money Market Funds–7.07%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(c)	1,299,613	1,299,613

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(c)	928,138	928,510

Invesco Treasury Portfolio, Institutional Class, 1.66%(c)	1,485,273	1,485,273

Total Money Market Funds (Cost $3,713,348)		3,713,396

TOTAL INVESTMENTS IN SECURITIES-100.31% (Cost $49,030,572)		52,698,661

OTHER ASSETS LESS LIABILITIES-(0.31)%		(161,935)

NET ASSETS–100.00%		$52,536,726

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Long/Short Equity Fund

Open Over-The-Counter Total Return Swap Agreements

Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value		Unrealized Appreciation		Net Value of Reference Entities

Equity Risk
Equity Securities - Long	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$51,367,768	$-	$346,799	(2)	$346,799	(2)	$51,681,284

Equity Securities - Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(50,494,396)	-	35,339	(3)	35,339	(3)	(50,445,502)

Total - Total Return Swap Agreements						$-	$382,138		$382,138		$1,235,782

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $33,283 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(13,555) of dividends payable and financing fees related to the reference entities.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2019.

	Shares	Value	Percentage of Reference Entities
Equity Securities - Long
Advertising
Omnicom Group, Inc.	9,700	$748,743	1.44

Aerospace & Defense
Lockheed Martin Corp.	2,100	791,028	1.52
Northrop Grumman Corp.	2,240	789,555	1.51
		1,580,583

Application Software
Cadence Design Systems, Inc.	7,050	460,718	0.86

Asset Management & Custody Banks
Ameriprise Financial, Inc.	5,250	792,173	1.46

Auto Parts & Equipment
Magna International, Inc.	19,000	1,021,630	2.00

Automobile Manufacturers
Ford Motor Co.	91,450	785,555	1.61
General Motors Co.	28,050	1,042,338	1.98
		1,827,893

Automotive Retail
AutoZone, Inc.	900	1,029,942	1.93

Biotechnology
Alexion Pharmaceuticals, Inc.	9,300	980,220	1.80
Amgen, Inc.	5,050	1,076,912	2.01
Biogen, Inc.	3,500	1,045,485	1.92
Gilead Sciences, Inc.	16,250	1,035,288	2.08
Regeneron Pharmaceuticals, Inc.	3,120	955,594	1.83
		5,093,499

	Shares	Value	Percentage of Reference Entities
Building Products
Johnson Controls International PLC	21,450	$929,429	1.78

Cable & Satellite
Comcast Corp.,	22,100	990,522	1.97
Liberty Global PLC,	34,200	816,354	1.53
		1,806,876

Construction Machinery & Heavy Trucks
Cummins, Inc.	5,350	922,768	1.82

Consumer Finance
Discover Financial Services	12,700	1,019,302	2.01
Synchrony Financial	1,300	45,981	0.09
		1,065,283

Data Processing & Outsourced Services
FleetCor Technologies, Inc.	2,800	823,816	1.56

Diversified Banks
Bank of Montreal	13,750	1,017,363	2.00
Canadian Imperial Bank of Commerce	3,350	285,621	0.55
Citigroup, Inc.	13,700	984,482	1.92
U.S. Bancorp	13,700	781,174	1.53
		3,068,640

Electric Utilities
Southern Co. (The)	14,250	892,905	1.70

Electrical Components & Equipment
Eaton Corp. PLC	11,700	1,019,187	1.93

General Merchandise Stores
Target Corp.	9,400	1,004,954	2.07

Health Care Distributors
McKesson Corp.	5,800	771,400	1.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Long/Short Equity Fund

			Percentage
			of
			Reference
	Shares	Value	Entities
Health Care Equipment
Medtronic PLC	9,750	$1,061,775	1.98

Household Products
Kimberly-Clark Corp.	5,950	790,636	1.50
Procter & Gamble Co. (The)	8,350	1,039,658	1.99
		1,830,294

Industrial REITs
Prologis, Inc.	5,700	500,232	0.96

Integrated Oil & Gas
Imperial Oil Ltd.	6,200	154,194	0.31
Suncor Energy, Inc.	30,100	893,669	1.80
		1,047,863

Integrated Telecommunication Services
AT&T, Inc.	20,300	781,347	1.51

Internet & Direct Marketing Retail
Booking Holdings, Inc.	410	839,996	1.61
eBay, Inc.	24,800	874,200	1.88
Expedia Group, Inc.	7,500	1,024,950	2.00
		2,739,146

Internet Services & Infrastructure
Akamai Technologies, Inc.	1,250	108,125	0.21

IT Consulting & Other Services
Booz Allen Hamilton Holding Corp.	150	10,556	0.02

Multi-line Insurance
Hartford Financial Services Group, Inc. (The)	13,800	787,704	1.53

Packaged Foods & Meats
General Mills, Inc.	16,350	831,561	1.63
Hershey Co. (The)	3,500	514,045	1.02
Mondelez International, Inc.,	19,350	1,014,907	2.00
		2,360,513

Pharmaceuticals
Merck & Co., Inc.	8,200	710,612	1.30

Research & Consulting Services
Thomson Reuters Corp.	7,800	524,628	1.01

Residential REITs
Camden Property Trust	6,200	709,094	1.38
Equity Residential	9,850	873,301	1.70
Essex Property Trust, Inc.	3,200	1,046,816	2.06
Mid-America Apartment Communities, Inc.	4,650	646,303	1.23
		3,275,514

			Percentage
			of
			Reference
	Shares	Value	Entities
Restaurants
Starbucks Corp.	11,350	$959,756	1.84
Yum! Brands, Inc.	2,800	284,788	0.60
		1,244,544

Semiconductor Equipment
Applied Materials, Inc.	13,700	743,362	1.45
Lam Research Corp.	3,650	989,296	1.67
		1,732,658

Semiconductors
QUALCOMM, Inc.	12,450	1,001,478	1.90

Specialized REITs
American Tower Corp.,	350	76,328	0.15
Public Storage	3,300	735,438	1.55
SBA Communications Corp.	3,100	746,015	1.48
		1,557,781

Specialty Chemicals
PPG Industries, Inc.	8,250	1,032,240	2.01

Systems Software
Oracle Corp.	18,950	1,032,585	2.00

Technology Distributors
CDW Corp.	8,200	1,048,862	1.95

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	63,050	1,034,650	1.96
HP, Inc.	1,450	25,187	0.05
Seagate Technology PLC	13,500	783,405	1.52
		1,843,242

Trading Companies & Distributors
HD Supply Holdings, Inc.	14,900	589,146	1.17
Total Equity Securities - Long		$51,681,284

Equity Securities - Short
Aerospace & Defense
Boeing Co. (The)	(2,280)	(774,995)	1.53
BWX Technologies, Inc.	(13,450)	(781,445)	1.50
		(1,556,440)

Agricultural Products
Archer-Daniels-Midland Co.	(18,800)	(790,352)	1.51

Air Freight & Logistics
FedEx Corp.	(4,900)	(748,034)	1.50
Airlines
American Airlines Group, Inc.	(24,750)	(743,985)	1.39

Apparel, Accessories & Luxury Goods
Capri Holdings Ltd.	(23,950)	(744,127)	1.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Apparel, Accessories & Luxury Goods–(continued)
Tapestry, Inc.	(26,750)	$(691,755)	1.40
		(1,435,882)

Application Software
DocuSign Inc.	(6,900)	(456,711)	0.86
Guidewire Software, Inc.	(6,850)	(772,269)	1.48
Nutanix, Inc.,	(26,700)	(780,174)	1.44
Splunk, Inc.	(6,450)	(773,742)	1.41
		(2,782,896)

Asset Management & Custody Banks
Affiliated Managers Group, Inc.	(9,500)	(758,860)	1.42
State Street Corp.	(11,550)	(763,108)	1.51
		(1,521,968)

Auto Parts & Equipment
Autoliv, Inc.	(9,500)	(739,480)	1.54

Automobile Manufacturers
Tesla, Inc.	(2,360)	(743,211)	1.19

Biotechnology
Alnylam Pharmaceuticals, Inc.	(8,600)	(745,964)	1.52
Bluebird Bio, Inc.	(9,050)	(733,050)	1.56
Sarepta Therapeutics, Inc.	(8,850)	(735,081)	1.50
		(2,214,095)

Building Products
A.O. Smith Corp.	(15,100)	(750,168)	1.55
Lennox International, Inc.	(3,100)	(766,816)	1.52
		(1,516,984)

Communications Equipment
Arista Networks, Inc.	(3,100)	(758,167)	1.48

Data Processing & Outsourced Services
Jack Henry & Associates, Inc.	(5,450)	(771,502)	1.50
Square, Inc.,	(12,350)	(758,660)	1.44
		(1,530,162)

Diversified Chemicals
Chemours Co. (The)	(31,300)	(513,633)	1.00

Electronic Components
Corning, Inc.	(25,400)	(752,602)	1.51

Electronic Equipment & Instruments
Cognex Corp.	(14,400)	(741,456)	1.50

Electronic Manufacturing Services
IPG Photonics Corp.	(5,400)	(725,112)	1.49

Environmental & Facilities Services
Rollins, Inc.	(20,450)	(779,350)	1.46

	Shares	Value	Percentage of Reference Entities
Fertilizers & Agricultural Chemicals
Mosaic Co. (The)	(37,750)	$(750,470)	1.47
Nutrien Ltd.	(15,900)	(759,861)	1.53
		(1,510,331)

Financial Exchanges & Data
CME Group, Inc.,	(3,750)	(771,562)	1.50
FactSet Research Systems, Inc.	(3,000)	(760,560)	1.52
		(1,532,122)

Health Care Equipment
ABIOMED, Inc.	(4,200)	(871,836)	1.42
Intuitive Surgical, Inc.	(1,380)	(763,071)	1.46
		(1,634,907)

Health Care Supplies
Align Technology, Inc.	(3,100)	(782,099)	1.31

Industrial Machinery
Xylem, Inc.	(9,250)	(709,383)	1.49

Interactive Media & Services
Zillow Group, Inc.,	(22,200)	(723,054)	1.45

Internet & Direct Marketing Retail
GrubHub, Inc.	(13,300)	(452,998)	1.48
Wayfair, Inc.,	(7,100)	(583,833)	1.60
		(1,036,831)

Internet Services & Infrastructure
MongoDB, Inc.	(6,050)	(773,009)	1.38
Twilio, Inc.	(7,200)	(695,232)	1.44
		(1,468,241)

Investment Banking & Brokerage
Charles Schwab Corp. (The)	(18,700)	(761,277)	1.52

IT Consulting & Other Services
DXC Technology Co.	(3,900)	(107,913)	0.21

Life Sciences Tools & Services
Illumina, Inc.	(2,540)	(750,621)	1.55

Movies & Entertainment
Liberty Media Corp.-Liberty Formula One,	(13,350)	(567,375)	1.10
Netflix, Inc.	(2,740)	(787,503)	1.45
Roku, Inc.	(5,250)	(772,800)	1.54
Walt Disney Co. (The)	(5,950)	(773,024)	1.56
		(2,900,702)

Oil & Gas Exploration & Production
Concho Resources, Inc.	(11,600)	(783,232)	1.49

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(12,400)	(763,220)	1.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Long/Short Equity Fund

			Percentage
			of
			Reference
	Shares	Value	Entities
Oil & Gas Storage & Transportation–(continued)
Targa Resources Corp.	(18,900)	$(734,832)	1.50
		(1,498,052)

Pharmaceuticals
Nektar Therapeutics	(33,500)	(573,688)	1.14

Property & Casualty Insurance
Markel Corp.	(690)	(807,990)	1.55

Real Estate Development
Howard Hughes Corp. (The)	(6,250)	(698,875)	1.34

Regional Banks
Comerica, Inc.	(11,700)	(765,414)	1.53
Cullen/Frost Bankers, Inc.	(8,250)	(743,160)	1.52
East West Bancorp, Inc.	(9,350)	(401,302)	0.80
First Republic Bank	(7,200)	(765,792)	1.51
		(2,675,668)

Retail REITs
Macerich Co. (The)	(27,050)	(743,875)	1.56

Semiconductors
Advanced Micro Devices, Inc.	(23,050)	(782,086)	1.44
NVIDIA Corp.	(3,750)	(753,825)	1.45
Xilinx, Inc.	(8,200)	(744,068)	1.51
		(2,279,979)

			Percentage
			of
			Reference
	Shares	Value	Entities
Specialized REITs
Digital Realty Trust, Inc.	(5,850)	$(743,184)	1.56
Iron Mountain, Inc.	(23,050)	(756,040)	1.55
VICI Properties, Inc.	(32,700)	(770,085)	1.53
		(2,269,309)

Specialty Chemicals
Albemarle Corp.	(11,900)	(722,806)	1.57
International Flavors & Fragrances, Inc.	(6,450)	(786,964)	1.56
		(1,509,770)

Systems Software
Palo Alto Networks, Inc.	(3,400)	(773,126)	1.44

Trading Companies & Distributors
Fastenal Co.	(2,950)	(106,023)	0.22
Watsco, Inc.	(2,650)	(467,195)	0.93
		(573,218)

Trucking
Knight-Swift Transportation Holdings, Inc.	(20,500)	(747,430)	1.53
Total Equity Securities - Short		$(50,445,502)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $45,317,224)	$48,985,265
Investments in affiliated money market funds, at value (Cost $3,713,348)	3,713,396
Other investments:
Unrealized appreciation on swap agreements – OTC	382,138
Deposits with brokers:
Cash collateral – OTC Derivatives	551,921
Foreign currencies, at value (Cost $916)	922
Receivable for:
Swap receivables – OTC	66,050
Investments sold	7,867
Dividends	4,023
Fund shares sold	2,492
Investment for trustee deferred compensation and retirement plans	15,140
Other assets	4,820
Total assets	53,734,034

Liabilities:
Other investments:
Swaps payable – OTC	541,899
Payable for:
Fund shares reacquired	77,666
Amount due custodian	466,266
Accrued fees to affiliates	14,372
Accrued trustees’ and officers’ fees and benefits	1,324
Accrued other operating expenses	80,641
Trustee deferred compensation and retirement plans	15,140
Total liabilities	1,197,308
Net assets applicable to shares outstanding	$52,536,726

Net assets consist of:
Shares of beneficial interest	$47,439,309
Distributable earnings	5,097,417
$52,536,726

Net Assets:
Class A	$4,658,687
Class C	$897,849
Class R	$209,911
Class Y	$4,507,345
Class R5	$6,803
Class R6	$42,256,131

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	555,171
Class C	111,065
Class R	25,322
Class Y	530,885
Class R5	800
Class R6	4,960,778
Class A:
Net asset value per share	$8.39
Maximum offering price per share (Net asset value of $8.39 ÷ 94.50%)	$8.88
Class C:
Net asset value and offering price per share	$8.08
Class R:
Net asset value and offering price per share	$8.29
Class Y:
Net asset value and offering price per share	$8.49
Class R5:
Net asset value and offering price per share	$8.50
Class R6:
Net asset value and offering price per share	$8.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Long/Short Equity Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $4,006)	$1,219,830

Dividends from affiliated money market funds	83,398

Total investment income	1,303,228

Expenses:

Advisory fees	511,214

Administrative services fees	15,586

Custodian fees	5,099

Distribution fees:
Class A	22,329

Class C	19,517

Class R	1,043

Transfer agent fees - A, C, R and Y	50,339

Transfer agent fees - R5	14

Transfer agent fees - R6	865

Trustees’ and officers’ fees and benefits	20,464

Registration and filing fees	81,826

Reports to shareholders	17,341

Professional services fees	84,998

Other	10,479

Total expenses	841,114

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(16,809)

Net expenses	824,305

Net investment income	478,923

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	1,505,387

Foreign currencies	(278)

Swap agreements	(12,997,813)

(11,492,704)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,229,422)

Foreign currencies	50

Swap agreements	968,064

(1,261,308)

Net realized and unrealized gain (loss)	(12,754,012)

Net increase (decrease) in net assets resulting from operations	$(12,275,089)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$478,923	$182,279

Net realized gain (loss)	(11,492,704)	1,726,221

Change in net unrealized appreciation (depreciation)	(1,261,308)	(4,316,450)

Net increase (decrease) in net assets resulting from operations	(12,275,089)	(2,407,950)

Distributions to shareholders from distributable earnings:
Class A	(1,261,039)	(1,746,032)

Class C	(309,188)	(397,942)

Class R	(18,673)	(19,077)

Class Y	(1,424,351)	(1,815,559)

Class R5	(3,505)	(6,829)

Class R6	(3,584,007)	(6,658,511)

Total distributions from distributable earnings	(6,600,763)	(10,643,950)

Share transactions–net:
Class A	(7,599,124)	6,565,406

Class C	(1,999,042)	1,533,990

Class R	55,290	109,260

Class Y	(10,905,948)	9,860,608

Class R5	(27,707)	3,429

Class R6	10,735,539	2,307,755

Net increase (decrease) in net assets resulting from share transactions	(9,740,992)	20,380,448

Net increase (decrease) in net assets	(28,616,844)	7,328,548

Net assets:
Beginning of year	81,153,570	73,825,022

End of year	$52,536,726	$81,153,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Long/Short Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$11.05	$0.04		$(1.78)	$(1.74)	$-	$(0.92)	$(0.92)	$8.39	(16.51)%	$4,659	1.58	%(d)	1.65	%(d)	0.46	%(d)	92%
Year ended 10/31/18	13.15	(0.00)		(0.22)	(0.22)	(0.93)	(0.95)	(1.88)	11.05	(2.49)	15,528	1.56		1.57		(0.01)		92
Year ended 10/31/17	10.45	0.03		2.74	2.77	-	(0.07)	(0.07)	13.15	26.62	11,457	1.57		1.62		0.27		95
Year ended 10/31/16	11.50	0.06	(e)	(0.50)	(0.44)	(0.55)	(0.06)	(0.61)	10.45	(4.03)	11,562	1.85		2.08		0.58	(e)	102
Year ended 10/31/15	11.00	0.01		0.49	0.50	-	(0.00)	(0.00)	11.50	4.57	12,854	1.85		2.76		0.11		89
Class C
Year ended 10/31/19	10.76	(0.03)		(1.73)	(1.76)	-	(0.92)	(0.92)	8.08	(17.20)	898	2.33	(d)	2.40	(d)	(0.29	)(d)	92
Year ended 10/31/18	12.86	(0.09)		(0.22)	(0.31)	(0.84)	(0.95)	(1.79)	10.76	(3.24)	3,696	2.31		2.32		(0.76)		92
Year ended 10/31/17	10.30	(0.06)		2.69	2.63	-	(0.07)	(0.07)	12.86	25.65	2,812	2.32		2.37		(0.48)		95
Year ended 10/31/16	11.34	(0.02	)(e)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60		2.83		(0.17	)(e)	102
Year ended 10/31/15	10.92	(0.07)		0.49	0.42	-	(0.00)	(0.00)	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Class R
Year ended 10/31/19	10.95	0.02		(1.76)	(1.74)	-	(0.92)	(0.92)	8.29	(16.68)	210	1.83	(d)	1.90	(d)	0.21	(d)	92
Year ended 10/31/18	13.06	(0.03)		(0.23)	(0.26)	(0.90)	(0.95)	(1.85)	10.95	(2.81)	211	1.81		1.82		(0.26)		92
Year ended 10/31/17	10.40	0.00		2.73	2.73	-	(0.07)	(0.07)	13.06	26.37	132	1.82		1.87		0.02		95
Year ended 10/31/16	11.45	0.04	(e)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10		2.33		0.33	(e)	102
Year ended 10/31/15	10.98	(0.02)		0.49	0.47	-	(0.00)	(0.00)	11.45	4.31	40	2.10		3.01		(0.14)		89
Class Y
Year ended 10/31/19	11.14	0.07		(1.80)	(1.73)	-	(0.92)	(0.92)	8.49	(16.27)	4,507	1.33	(d)	1.40	(d)	0.71	(d)	92
Year ended 10/31/18	13.25	0.03		(0.23)	(0.20)	(0.96)	(0.95)	(1.91)	11.14	(2.28)	19,286	1.31		1.32		0.24		92
Year ended 10/31/17	10.51	0.06		2.75	2.81	-	(0.07)	(0.07)	13.25	26.85	12,145	1.32		1.37		0.52		95
Year ended 10/31/16	11.56	0.09	(e)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60		1.83		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	-	(0.00)	(0.00)	11.56	4.93	7,709	1.60		2.51		0.36		89
Class R5
Year ended 10/31/19	11.15	0.08		(1.81)	(1.73)	-	(0.92)	(0.92)	8.50	(16.25)	7	1.24	(d)	1.25	(d)	0.80	(d)	92
Year ended 10/31/18	13.26	0.04		(0.23)	(0.19)	(0.97)	(0.95)	(1.92)	11.15	(2.17)	42	1.23		1.24		0.32		92
Year ended 10/31/17	10.50	0.07		2.76	2.83	-	(0.07)	(0.07)	13.26	27.07	47	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	-	(0.00)	(0.00)	11.56	4.93	578	1.60		2.38		0.36		89
Class R6
Year ended 10/31/19	11.16	0.08		(1.80)	(1.72)	-	(0.92)	(0.92)	8.52	(16.14)	42,256	1.16	(d)	1.17	(d)	0.88	(d)	92
Year ended 10/31/18	13.26	0.05		(0.23)	(0.18)	(0.97)	(0.95)	(1.92)	11.16	(2.09)	42,390	1.16		1.17		0.39		92
Year ended 10/31/17	10.50	0.07		2.76	2.83	-	(0.07)	(0.07)	13.26	27.07	47,232	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	-	(0.00)	(0.00)	11.56	4.93	609	1.60		2.38		0.36		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,932, $1,952, $209, $10,902, $17 and $41,891 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and $0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Long/Short Equity Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

21	Invesco Long/Short Equity Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

22	Invesco Long/Short Equity Fund

changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1.5 billion	0.720%
Next $2.5 billion	0.700%
Next $2.5 billion	0.670%
Next $2.5 billion	0.650%
Over $10 billion	0.620%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.80%.

23	Invesco Long/Short Equity Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $4,367 and reimbursed class level expenses of $4,933, $1,078, $115, $6,020, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $3 in front-end sales commissions from the sale of Class A shares and $0 and $1,421 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

24	Invesco Long/Short Equity Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$48,985,265	$–	$–	$48,985,265

Money Market Funds	3,713,396	–	–	3,713,396

Total Investments in Securities	52,698,661	–	–	52,698,661

Other Investments - Assets*

Swap Agreements	–	382,138	–	382,138

Total Investments	$52,698,661	$382,138	$–	$53,080,799

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on swap agreements – OTC	$382,138

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$382,138

Offsetting Assets and Liabilities

The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
			Net Value of			Net
Counterparty	Swap Agreements	Swap Agreements	Derivatives	Non-Cash	Cash	Amount

Morgan Stanley & Co. LLC	$448,188	$(541,899)	$(93,711)	$-	$93,711	$-

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk

Realized Gain (Loss):
Swap agreements	$(12,997,813)

Change in Net Unrealized Appreciation:
Swap agreements	968,064

Total	$(12,029,749)

25	Invesco Long/Short Equity Fund

The table below summarizes the average notional value of derivatives held during the period.

Swap
Agreements

Average notional value	$125,009,477

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $296.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$–	$6,913,626

Long-term capital gain	6,600,763	3,730,324

Total distributions	$6,600,763	$10,643,950

Tax Components of Net Assets at Period-End:
		2019

Undistributed long-term capital gain		$1,448,552

Net unrealized appreciation – investments		3,660,510

Net unrealized appreciation – foreign currencies		6

Temporary book/tax differences		(11,651)

Shares of beneficial interest		47,439,309

Total net assets		$52,536,726

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $55,223,046 and $80,350,052, respectively. Cost of investments,

26	Invesco Long/Short Equity Fund

including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,288,759

Aggregate unrealized (depreciation) of investments	(1,628,249)

Net unrealized appreciation of investments	$3,660,510

Cost of investments for tax purposes is $49,412,773.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and income on swap agreements, on October 31, 2019, undistributed net investment income was decreased by $1,449,771, undistributed net realized gain was increased by $12,991,426 and shares of beneficial interest was decreased by $11,541,655. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	99,427	$924,161	863,426	$10,478,814

Class C	12,492	112,654	225,972	2,674,620

Class R	4,999	45,243	10,110	120,120

Class Y	396,704	3,784,587	1,705,351	20,464,440

Class R5	44	429	194	2,364

Class R6	806,209	7,394,849	343,585	3,990,803

Issued as reinvestment of dividends:
Class A	114,693	1,059,760	145,295	1,699,951

Class C	32,792	293,818	32,792	375,798

Class R	1,940	17,752	1,483	17,226

Class Y	135,852	1,267,502	66,645	784,426

Class R5	297	2,768	450	5,291

Class R6	383,648	3,583,271	565,588	6,656,972

Automatic conversion of Class C shares to Class A shares:
Class A	49,489	453,417	-	-

Class C	(51,063)	(453,417)	-	-

Reacquired:
Class A	(1,113,857)	(10,036,462)	(474,277)	(5,613,359)

Class C	(226,796)	(1,952,097)	(133,865)	(1,516,428)

Class R	(875)	(7,705)	(2,410)	(28,086)

Class Y	(1,733,039)	(15,958,037)	(957,042)	(11,388,258)

Class R5	(3,345)	(30,904)	(366)	(4,226)

Class R6	(28,048)	(242,581)	(670,861)	(8,340,020)

Net increase (decrease) in share activity	(1,118,437)	$(9,740,992)	1,722,070	$20,380,448

(a)	78% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

27	Invesco Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Long/Short Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Long/Short Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$941.60	$7.73	$1,017.24	$8.03	1.58%
Class C	1,000.00	937.40	11.38	1,013.46	11.82	2.33
Class R	1,000.00	941.00	8.95	1,015.98	9.30	1.83
Class Y	1,000.00	943.30	6.51	1,018.50	6.77	1.33
Class R5	1,000.00	943.40	5.88	1,019.16	6.11	1.20
Class R6	1,000.00	943.50	5.88	1,019.16	6.11	1.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29	Invesco Long/Short Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Long/Short Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Long/Short Equity Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period, and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the

30	Invesco Long/Short Equity Fund

worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and above the performance of the Index for the five year period. The Board noted that the valuation component of the Fund’s multi-factor model investment process and its exposure to certain sectors detracted from the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The

Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

31	Invesco Long/Short Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,600,763
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32	Invesco Long/Short Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Long/Short Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Long/Short Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Long/Short Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. -1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Long/Short Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg -1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Long/Short Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Long/Short Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers - (continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Long/Short Equity Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LSE-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ∎ C: LVLCX ∎ R: LVLRX ∎ Y: LVLYX ∎ R5: LVLFX ∎ R6: LVLSX

Annual Report to Shareholders October 31, 2019Invesco Low Volatility Emerging MarketsFundNasdaq:A: LVLAX _ C: LVLCX _ R: LVLRX _ Y: LVLYX _ R5: LVLFX _ R6: LVLSXBeginning on January 1, 2021, as permitted by regulationsadopted by the Securities and Exchange Commission, papercopies of the Fund’s shareholder reports will no longer besent by mail, unless you specifically request paper copies ofthe reports from the Fund or from your financial intermediary,such as a broker-dealer or bank. Instead, the reportswill be made available on the Fund’s website, and you will benotified by mail each time a report is posted and providedwith a website link to access the report.If you already elected to receive shareholder reports electronically,you will not be affected by this change and youneed not take any action. You may elect to receive shareholderreports and other communications from the Fundelectronically by contacting your financial intermediary(such as a broker-dealer or bank) or, if you are a directinvestor, by enrolling at invesco.com/edelivery.You may elect to receive all future reports in paper free ofcharge. If you invest through a financial intermediary, youcan contact your financial intermediary to request that youcontinue to receive paper copies of your shareholderreports. If you invest directly with the Fund, you cancall (800) 959-4246 to let the Fund know you wish to continuereceiving paper copies of your shareholder reports.Your election to receive reports in paper will apply to allfunds held with your financial intermediary or all funds heldwith the fund complex if you invest directly with the Fund.2 Letters to Shareholders4 Management’s Discussion4 Performance Summary6 Long-Term Fund Performance8 Supplemental Information10 Schedule of Investments12 Financial Statements15 Financial Highlights16 Notes to Financial Statements24 Report of Independent RegisteredPublic Accounting Firm25 Fund Expenses26 Approval of Investment Advisoryand Sub-Advisory Contracts28 Tax InformationT-1 Trustees and Officers

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

    At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

    The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Low Volatility Emerging Markets Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

     On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Low Volatility Emerging Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Low Volatility Emerging Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.81%
Class C Shares	1.93
Class R Shares	2.44
Class Y Shares	3.03
Class R5 Shares	3.03
Class R6 Shares	3.04
MSCI All Country World Index▼ (Broad Market Index)	12.59
MSCI Emerging Markets Index▼ (Style-Specific Index)	11.86
Lipper Emerging Market Funds Index⬛ (Peer Group Index)	14.29
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

    Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

    Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

    The Fund seeks to provide long-term growth of capital while achieving a lower volatility level than its style-specific benchmark over a full market cycle. The Fund seeks long-term capital growth

Portfolio Composition
By sector	% of total net assets

Consumer Staples	17.21%
Industrials	16.04
Communication Services	12.41
Materials	12.11
Consumer Discretionary	9.41
Health Care	8.63
Information Technology	6.69
Energy	5.49
Utilities	5.06
Financials	2.46
Real Estate	0.40
Other Assets Less Liabilities	4.09

Top 10 Equity Holdings*
% of total net assets
1. Colgate-Palmolive (India) Ltd.	1.64%
2. TOTVS S.A.	1.63
3. YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares	1.62
4. Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	1.61
5. MMC Norilsk Nickel PJSC, ADR	1.52
6. Kia Motors Corp.	1.52
7. Fujian Sunner Development Co., Ltd.	1.51
8. Wal-Mart de Mexico S.A.B. de C.V.	1.50
9. Sany Heavy Industry Co. Ltd., A Shares	1.49
10. Bajaj Auto Ltd.	1.49

Total Net Assets	$31.8 million
Total Number of Holdings*	101

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4                      Invesco Low Volatility Emerging Markets Fund

through stock selection using a proprietary multifactor model based on fundamental and behavioral factors to forecast individual security returns and risk and rank companies relative to peers within their respective countries and sectors. The multi-factor model forecasts a return for each stock in the investable universe and is based on three factors: Quality, Value and Momentum (Earnings and Price).1 For the fiscal year, the Fund had a lower volatility level than its style-specific benchmark, the MSCI Emerging Markets Index.

    Quantitative strategies faced challenges for the fiscal year as several sharp reversals in market sentiment, driven largely by macroeconomic events, such as trade policy and central bank policy, increased factor volatility and reduced the historical benefits of factor diversification. Value factors showed the least efficacy. Higher quality companies were not rewarded, as favorable monetary policies across the globe provided relief to companies reliant on net external financing. Price and Earnings Momentum provided some offset, but other risk factors, specifically an underweight allocation to growth and an overweight allocation to liquidity detracted from the Fund’s returns relative to the style-specific benachmark. Perhaps counterintuitively, given the market environment, the Fund’s lower volatility also detracted from relative performance.

    During the fiscal year, stock selection in the health care, utilities and materials sectors contributed to the Fund’s performance relative to its style-specific benchmark. In addition, the Fund’s underweight allocation to the financials sector benefited the Fund’s relative performance. However, these contributions were offset by adverse stock selection in the information technology (IT), communications services and energy sectors, which detracted from the Fund’s relative performance. In addition, underweight exposure to the IT sector and overweight exposure to the materials sector detracted from the Fund’s relative returns.

    From a geographic perspective, stock selection in and overweight exposure to India was the largest detractor from the Fund’s performance relative to the style-specific benchmark for the fiscal year. Stock selection in Korea and Indonesia also hampered the Fund’s relative returns. The largest contributor to the Fund’s relative performance was stock selection in and overweight exposure to Brazil. In addition, the Fund’s lack of exposure to both Argentina and Saudi Arabia aided the Fund’s relative performance.

    The top individual contributor to the Fund’s performance versus its style-specific benchmark for the fiscal year was Brazilian meatpacker JBS. The company, which is the world’s largest producer of meat, chicken and pork, benefited from increased demand for protein in combination with supply disruptions by competitors. The company has also grown through acquisitions and has proved to be a good steward of capital. Also contributing to the Fund’s performance was Chinese equipment manufacturer Sany Heavy Industry, which benefited from rising demand for construction cranes and concrete machinery in both domestic and export markets.

    During the fiscal year, underweight positions in Taiwan Semiconductor and Chinese communications services company Tencent Holdings were the top detractors from the Fund’s performance relative to the style-specific benchmark. Both companies rebounded strongly at the beginning of the fiscal year but had less than ideal exposures to our Model’s Value and Momentum factors. As such, we exited our positions in Taiwan Semiconductor and Tencent before the close of the fiscal year. Also detracting from the Fund’s relative performance was an underweight position to Chinese internet and e-commerce company Alibaba. Similar to Tencent and Taiwan Semiconductor, Alibaba scored poorly on both Earnings and Price Momentum for much of the fiscal year. We exited pur position in the company before the close of the fiscal year.

    At the close of the fiscal year, relative to the Fund’s style-specific benchmark, the Fund held overweight positions in the consumer staples, industrials, health care, materials and utilities sectors, and underweight positions in the consumer discretionary, energy, financials, IT and communication services sectors. Geographically, the Fund held overweight positions in Mexico, South Africa and India, and underweight positions in China and Taiwan.

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use futures contracts, a derivative instrument, to gain exposure to the equity market. During the fiscal year, the Fund invested in MSCI Emerging Markets Index futures contracts, which generated a negative return. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Low Volatility Emerging Markets Fund.

1

The Model’s factors – Quality, Value and Momentum (Earnings and Price) are the foundation of the Fund’s stock selection process. Quality factors assess capital efficiency and stewardship while Value factors evaluate cash flow, dividend and earnings yields. Factors considered in Momentum include, but are not limited to, earnings momentum and earnings revisions and measures of stock price momentum.

Portfolio managers:

Michael Abata

Su-Jin Fabian

Nils Huter

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Low Volatility Emerging Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-1.81%
5 Years	-2.74
1 Year	-2.82

Class C Shares
Inception (12/17/13)	-1.64%
5 Years	-2.42
1 Year	1.05

Class R Shares
Inception (12/17/13)	-1.13%
5 Years	-1.91
1 Year	2.44

Class Y Shares
Inception (12/17/13)	-0.64%
5 Years	-1.43
1 Year	3.03

Class R5 Shares
Inception (12/17/13)	-0.64%
5 Years	-1.43
1 Year	3.03

Class R6 Shares
Inception (12/17/13)	-0.66%
5 Years	-1.45
1 Year	3.04

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.25%, 3.00%,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-2.28%
5 Years	-3.32
1 Year	-12.47

Class C Shares
Inception (12/17/13)	-2.08%
5 Years	-2.98
1 Year	-8.82

Class R Shares
Inception (12/17/13)	-1.57%
5 Years	-2.47
1 Year	-7.52

Class Y Shares
Inception (12/17/13)	-1.07%
5 Years	-1.97
1 Year	-6.96

Class R5 Shares
Inception (12/17/13)	-1.07%
5 Years	-1.97
1 Year	-6.96

Class R6 Shares
Inception (12/17/13)	-1.09%
5 Years	-1.99
1 Year	-6.97

2.50%, 2.00%, 1.77% and 1.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any
contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

7                      Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Emerging Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco Low Volatility Emerging Markets Fund

There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility over a full market cycle may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                      Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–95.91%
Brazil–7.18%

Cia Hering	50,600	$397,053

Cia Siderurgica Nacional S.A.	120,400	354,250

Mahle-Metal Leve S.A.	14,200	86,924

Qualicorp Consultoria e Corretora de Seguros S.A.	52,100	414,410

Sao Martinho S.A.	41,400	181,270

TOTVS S.A.	33,300	517,124

Tupy S.A.	69,100	329,606

		2,280,637

Chile–0.64%
Aguas Andinas S.A., Class A	217,894	99,939

CAP S.A.	14,010	101,993

		201,932

China–19.05%
Anhui Conch Cement Co. Ltd., A Shares	68,300	406,267

China Mobile Ltd.	41,500	336,831

China Overseas Grand Oceans Group Ltd.	249,000	128,730

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares	104,800	436,425

China Telecom Corp. Ltd., H Shares	804,000	342,471

Chlitina Holding Ltd.	20,000	159,322

Daqin Railway Co. Ltd., A Shares	359,200	389,173

Fujian Sunner Development Co., Ltd.	117,282	478,295

Henan Shuanghui Investment & Development Co., Ltd., A Shares	109,300	461,538

Maanshan Iron & Steel Co. Ltd., A Shares(a)	769,600	290,638

NetEase, Inc., ADR	1,608	459,663

Sany Heavy Industry Co. Ltd., A Shares	249,500	474,450

Vipshop Holdings Ltd., ADR(a)	15,433	178,097

Weichai Power Co., Ltd., A Shares	260,500	423,604

Yantai Changyu Pioneer Wine Co. Ltd., B Shares	64,900	126,546

YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(b)	84,400	515,195

Zoomlion Heavy Industry Science and Technology Co., Ltd.	533,200	442,497

		6,049,742

India–13.44%

Bajaj Auto Ltd.	10,336	473,204

Bharat Electronics Ltd.	276,468	460,168

Bharti Infratel Ltd.	103,942	277,811

Colgate-Palmolive (India) Ltd.	23,884	521,963

Hero MotoCorp Ltd.	10,660	406,188

InterGlobe Aviation Ltd.(b)	20,470	420,183

ITC Ltd.	104,343	379,156

NHPC Ltd.	660,346	218,882

	Shares	Value

India–(continued)
NMDC Ltd.	284,594	$451,781

Power Finance Corp. Ltd.(a)	265,111	407,736

Sun TV Network Ltd.	33,520	249,542

		4,266,614

Indonesia–1.90%

PT Bukit Asam Tbk	1,638,800	261,311

PT United Tractors Tbk	221,900	341,133

		602,444

Malaysia–1.77%

British American Tobacco Malaysia Bhd	15,400	69,330

Carlsberg Brewery Malaysia Bhd, Class B	19,600	130,070

MISC Bhd	79,600	158,536

PPB Group Bhd	14,200	61,495

Supermax Corp. Bhd	409,200	143,431

		562,862

Mexico–7.18%
ALFA S.A.B. de C.V., Class A	199,600	173,073

Coca-Cola Femsa, S.A.B. de C.V., Series L	60,300	331,366

Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	73,900	512,362

Kimberly-Clark de Mexico, S.A.B. de C.V., Class A(a)	187,500	378,090

Megacable Holdings S.A.B. de C.V., Series CPO(c)	99,700	409,601

Wal-Mart de Mexico S.A.B. de C.V.	158,900	476,869

		2,281,361

Pakistan–0.80%
Engro Fertilizers Ltd.	379,000	173,652

Fauji Fertilizer Co. Ltd.	133,500	80,804

		254,456

Poland–1.93%
Play Communications S.A.(b)	30,068	238,492

Powszechny Zaklad Ubezpieczen S.A.	38,657	374,016

		612,508

Russia–4.36%
LUKOIL PJSC, ADR	5,021	462,432

MMC Norilsk Nickel PJSC, ADR	17,432	483,476

Rosseti PJSC	23,598,000	439,371

		1,385,279

South Africa–7.04%

Anglo American Platinum Ltd.	4,530	338,071

Astral Foods Ltd.	31,170	332,983

Impala Platinum Holdings Ltd.(a)	65,529	450,366

Kumba Iron Ore Ltd.	15,268	371,821

Reunert Ltd.	54,452	257,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Africa–(continued)
Tsogo Sun Gaming Ltd.	98,915	$81,353

Woolworths Holdings Ltd.	105,724	402,515

		2,234,570

South Korea–16.48%
Binggrae Co. Ltd.	2,987	140,577

Boryung Pharmaceutical Co., Ltd.	10,912	125,915

Cheil Worldwide, Inc.	13,677	290,817

Chong Kun Dang Pharmaceutical Corp.	4,665	383,242

Daelim Industrial Co. Ltd.	4,512	351,129

Daesang Corp.	7,293	134,278

Daewon Pharmaceutical Co., Ltd.	8,627	115,891

Dong-A ST Co., Ltd.	1,679	146,322

GS Holdings Corp.	6,091	258,712

Hyosung Corp.	5,436	385,721

Kia Motors Corp.	13,236	481,490

Korea United Pharm., Inc.	8,850	146,999

KT&G Corp.	4,566	391,548

Kwang Dong Pharmaceutical Co., Ltd.	14,396	84,610

LG Uplus Corp.	37,081	428,402

Lotte Food Co., Ltd.	203	75,219

Orion Holdings Corp.	4,451	60,080

Partron Co. Ltd.	30,696	309,912

Samjin Pharmaceutical Co., Ltd.	10,328	227,449

SFA Engineering Corp.	8,354	299,524

SK Telecom Co., Ltd.	1,935	396,143

		5,233,980

Taiwan–4.23%
Asia Cement Corp.	243,000	342,861

	Shares	Value

Taiwan–(continued)
Chipbond Technology Corp.	209,000	$412,401

Lite-On Technology Corp.	59,000	97,129

Radiant Opto-Electronics Corp.	103,000	408,296

Syncmold Enterprise Corp.	31,500	80,950

		1,341,637

Thailand–6.60%
Advanced Info Service PCL, Foreign Shares	58,700	444,515

Electricity Generating PCL, Foreign Shares	36,600	420,211

GFPT PCL, Foreign Shares	165,482	75,550

Major Cineplex Group PCL, Foreign Shares	81,100	66,065

PTT Exploration & Production PCL, Foreign Shares	104,800	418,975

Ratch Group PCL, Foreign Shares	175,600	427,411

Sri Trang Agro-Industry PCL, Foreign Shares	438,800	151,082

Thai Vegetable Oil PCL, Foreign Shares	108,500	92,464

		2,096,273

Turkey–0.92%
Tekfen Holding A.S.	98,591	292,417

United Arab Emirates–1.11%
Air Arabia PJSC(a)	956,648	353,668

United States–1.28%
JBS S.A.	57,700	407,015

TOTAL INVESTMENTS IN SECURITIES–95.91% (Cost $31,511,392)		30,457,395

OTHER ASSETS LESS LIABILITIES–4.09%		1,298,953

NET ASSETS–100.00%		$31,756,348

Investment Abbreviations:

ADR – American Depositary Receipt

CPO – Certificates of Ordinary Participation

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,173,870, which represented 3.70% of the Fund’s Net Assets.

(c)	Each CPO represents two Series A shares.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

MSCI Emerging Markets Mini Index	14	December-2019	$728,980	$15,260	$15,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $31,511,392)	$30,457,395

Other investments:
Variation margin receivable – futures contracts	33,858

Foreign currencies, at value (Cost $2,907,537)	2,909,237

Receivable for:
Dividends	93,563

Fund shares sold	301

Investment for trustee deferred compensation and retirement plans	14,989

Other assets	4,429

Total assets	33,513,772

Liabilities:
Payable for:
Fund shares reacquired	83,422

Amount due custodian	1,551,151

Accrued foreign taxes	26,023

Accrued fees to affiliates	14,347

Accrued trustees’ and officers’ fees and benefits	1,304

Accrued other operating expenses	66,188

Trustee deferred compensation and retirement plans	14,989

Total liabilities	1,757,424

Net assets applicable to shares outstanding	$31,756,348

Net assets consist of:
Shares of beneficial interest	$35,173,007

Distributable earnings (loss)	(3,416,659)

$31,756,348

Net Assets:
Class A	$1,366,441

Class C	$86,387

Class R	$219,468

Class Y	$1,470,253

Class R5	$6,267

Class R6	$28,607,532

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	221,556

Class C	14,038

Class R	35,605

Class Y	239,019

Class R5	1,019

Class R6	4,657,158

Class A:
Net asset value per share	$6.17

Maximum offering price per share (Net asset value of $6.17 ÷ 94.50%)	$6.53

Class C:
Net asset value and offering price per share	$6.15

Class R:
Net asset value and offering price per share	$6.16

Class Y:
Net asset value and offering price per share	$6.15

Class R5:
Net asset value and offering price per share	$6.15

Class R6:
Net asset value and offering price per share	$6.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $159,888)	$1,420,639

Dividends from affiliated money market funds	76

Total investment income	1,420,715

Expenses:
Advisory fees	309,749

Administrative services fees	12,215

Custodian fees	71,612

Distribution fees:
Class A	4,345

Class C	1,014

Class R	169

Transfer agent fees – A, C, R and Y	10,949

Transfer agent fees – R6	99

Trustees’ and officers’ fees and benefits	20,005

Registration and filing fees	74,863

Reports to shareholders	16,694

Professional services fees	64,936

Other	13,532

Total expenses	600,182

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(237,075)

Net expenses	363,107

Net investment income	1,057,608

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $23,406)	(2,906,644)

Foreign currencies	(111,068)

Futures contracts	(63,037)

(3,080,749)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $9,093)	2,977,445

Foreign currencies	41,358

Futures contracts	71,555

3,090,358

Net realized and unrealized gain	9,609

Net increase in net assets resulting from operations	$1,067,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$1,057,608	$1,036,986

Net realized gain (loss)	(3,080,749)	4,163,617

Change in net unrealized appreciation (depreciation)	3,090,358	(10,809,855)

Net increase (decrease) in net assets resulting from operations	1,067,217	(5,609,252)

Distributions to shareholders from distributable earnings:
Class A	(285,380)	(1,058,236)

Class C	(16,379)	(47,838)

Class R	(4,240)	(3,419)

Class Y	(267,769)	(287,090)

Class R5	(1,150)	(1,463)

Class R6	(4,826,089)	(5,381,200)

Total distributions from distributable earnings	(5,401,007)	(6,779,246)

Share transactions–net:
Class A	(478,756)	(3,943,333)

Class C	(104,521)	(31,555)

Class R	194,869	14,391

Class Y	(20,305)	486,772

Class R6	1,913,116	4,260,549

Net increase in net assets resulting from share transactions	1,504,403	786,824

Net increase (decrease) in net assets	(2,829,387)	(11,601,674)

Net assets:
Beginning of year	34,585,735	46,187,409

End of year	$31,756,348	$34,585,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Low Volatility Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/19	$ 7.08	$ 0.19	$ (0.01)	$ 0.18	$(0.17)	$(0.92)	$(1.09)	$6.17	2.81%	$ 1,366	1.33	%(d)	2.32	%(d)	2.96	%(d)	77%
Year ended 10/31/18	9.72	0.19	(1.42)	(1.23)	(0.19)	(1.22)	(1.41)	7.08	(14.82)	2,063	1.33		2.25		2.22		61
Year ended 10/31/17	8.64	0.17	1.32	1.49	(0.10)	(0.31)	(0.41)	9.72	18.29	7,471	1.39		2.09		1.89		54
Year ended 10/31/16	8.08	0.17	0.46	0.63	(0.07)	–	(0.07)	8.64	7.98	3,617	1.72		2.27		2.08		63
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Class C
Year ended 10/31/19	7.01	0.14	(0.02)	0.12	(0.06)	(0.92)	(0.98)	6.15	1.93	86	2.08	(d)	3.07	(d)	2.21	(d)	77
Year ended 10/31/18	9.65	0.12	(1.40)	(1.28)	(0.14)	(1.22)	(1.36)	7.01	(15.49)	203	2.08		3.00		1.47		61
Year ended 10/31/17	8.55	0.10	1.32	1.42	(0.01)	(0.31)	(0.32)	9.65	17.38	323	2.14		2.84		1.14		54
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	–	(0.01)	8.55	7.08	250	2.47		3.02		1.33		63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Class R
Year ended 10/31/19	7.06	0.17	(0.01)	0.16	(0.14)	(0.92)	(1.06)	6.16	2.44	219	1.58	(d)	2.57	(d)	2.71	(d)	77
Year ended 10/31/18	9.70	0.16	(1.41)	(1.25)	(0.17)	(1.22)	(1.39)	7.06	(15.05)	28	1.58		2.50		1.97		61
Year ended 10/31/17	8.62	0.14	1.32	1.46	(0.07)	(0.31)	(0.38)	9.70	17.91	23	1.64		2.34		1.64		54
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	–	(0.05)	8.62	7.68	26	1.97		2.52		1.83		63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Class Y
Year ended 10/31/19	7.09	0.20	(0.01)	0.19	(0.21)	(0.92)	(1.13)	6.15	3.03	1,470	1.08	(d)	2.07	(d)	3.21	(d)	77
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	1,705	1.08		2.00		2.47		61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	1,823	1.14		1.84		2.14		54
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	–	(0.09)	8.66	8.25	1,987	1.47		2.02		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Class R5
Year ended 10/31/19	7.09	0.20	(0.01)	0.19	(0.21)	(0.92)	(1.13)	6.15	3.03	6	1.08	(d)	1.76	(d)	3.21	(d)	77
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	7	1.08		1.77		2.47		61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	10	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	–	(0.09)	8.66	8.25	130	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Class R6
Year ended 10/31/19	7.08	0.20	(0.01)	0.19	(0.21)	(0.92)	(1.13)	6.14	3.04	28,608	1.08	(d)	1.76	(d)	3.21	(d)	77
Year ended 10/31/18	9.74	0.21	(1.43)	(1.22)	(0.22)	(1.22)	(1.44)	7.08	(14.76)	30,578	1.08		1.77		2.47		61
Year ended 10/31/17	8.65	0.19	1.33	1.52	(0.12)	(0.31)	(0.43)	9.74	18.65	36,536	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	–	(0.09)	8.65	8.12	36,970	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,738, $101, $34, $1,636, $6 and $29,613 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco Low Volatility Emerging Markets Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16                      Invesco Low Volatility Emerging Markets Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex- dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17                      Invesco Low Volatility Emerging Markets Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

    For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.935%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the

18                      Invesco Low Volatility Emerging Markets Fund

following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2019, the Adviser waived advisory fees of $226,027 and reimbursed class level expenses of $5,354, $312, $104, $5,039, $0 and $99 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $204 in front-end sales commissions from the sale of Class A shares and $11 and $13 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19                      Invesco Low Volatility Emerging Markets Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$2,280,637	$–	$–	$2,280,637

Chile	–	201,932	–	201,932

China	637,760	5,411,982	–	6,049,742

India	–	4,266,614	–	4,266,614

Indonesia	–	602,444	–	602,444

Malaysia	–	562,862	–	562,862

Mexico	2,281,361	–	–	2,281,361

Pakistan	–	254,456	–	254,456

Poland	–	612,508	–	612,508

Russia	922,847	462,432	–	1,385,279

South Africa	–	2,234,570	–	2,234,570

South Korea	–	5,233,980	–	5,233,980

Taiwan	–	1,341,637	–	1,341,637

Thailand	2,096,273	–	–	2,096,273

Turkey	–	292,417	–	292,417

United Arab Emirates	–	353,668	–	353,668

United States	407,015	–	–	407,015
Total Investments in Securities	8,625,893	21,831,502	–	30,457,395
Other Investments - Assets*
Futures Contracts	15,260	–	–	15,260
Total Investments	$8,641,153	$21,831,502	$–	$30,472,655

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$15,260
Derivatives not subject to master netting agreements	(15,260)
Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(63,037)

20                      Invesco Low Volatility Emerging Markets Fund

Location of Gain (Loss) on Statement of Operations
Equity Risk
Change in Net Unrealized Appreciation:
Futures contracts	$71,555
Total	$ 8,518

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$646,415

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $140.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018
Ordinary income	$1,089,591	$3,593,067
Long-term capital gain	4,311,416	3,186,179
Total distributions	$5,401,007	$6,779,246

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$805,736

Net unrealized appreciation (depreciation) – investments	(1,240,365)

Net unrealized appreciation – foreign currencies	2,674

Temporary book/tax differences	(11,534)

Capital loss carryforward	(2,973,170)

Shares of beneficial interest	35,173,007

Total net assets	$31,756,348

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies, wash sales and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

21                      Invesco Low Volatility Emerging Markets Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,239,103	$734,067	$2,973,170

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $24,680,909 and $26,736,392, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 2,652,800

Aggregate unrealized (depreciation) of investments	(3,893,165)
Net unrealized appreciation (depreciation) of investments	$(1,240,365)

Cost of investments for tax purposes is $31,713,020.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, distributions, passive foreign investment companies and foreign capital gain tax, on October 31, 2019, undistributed net investment income was decreased by $149,555 and undistributed net realized gain (loss) was increased by $149,555. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Sold:
Class A	74,512	$471,547	381,199	$3,446,533

Class C	2,180	13,793	8,334	74,056

Class R	31,343	193,448	2,403	21,202

Class Y	51,885	332,295	89,593	785,974

Class R6	102,888	652,695	528,440	4,239,883

Issued as reinvestment of dividends:
Class A	46,405	280,288	124,439	1,036,572

Class C	2,541	15,397	5,593	46,480

Class R	526	3,186	243	2,025

Class Y	44,017	264,544	33,652	280,324

Class R6	804,156	4,824,939	646,603	5,379,736

Automatic conversion of Class C shares to Class A shares:
Class A	4,367	27,389	-	-

Class C	(4,353)	(27,389)	-	-

22                      Invesco Low Volatility Emerging Markets Fund

	Summary of Share Activity

	Years ended October 31,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(195,289)	$(1,257,980)	(982,782)	$(8,426,438)

Class C	(15,334)	(106,322)	(18,419)	(152,091)

Class R	(280)	(1,765)	(1,052)	(8,836)

Class Y	(97,454)	(617,144)	(69,785)	(579,526)

Class R6	(567,930)	(3,564,518)	(610,020)	(5,359,070)
Net increase in share activity	284,180	$1,504,403	138,441	$786,824

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 90% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                      Invesco Low Volatility Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Low Volatility Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Low Volatility Emerging Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24                      Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$967.10	$6.59	$1,018.50	$6.77	1.33%
Class C	1,000.00	962.40	10.29	1,014.72	10.56	2.08
Class R	1,000.00	964.00	7.82	1,017.24	8.03	1.58
Class Y	1,000.00	967.00	5.35	1,019.76	5.50	1.08
Class R5	1,000.00	967.00	5.35	1,019.76	5.50	1.08
Class R6	1,000.00	966.90	5.35	1,019.76	5.50	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                      Invesco Low Volatility Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Low Volatility Emerging Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the

26                      Invesco Low Volatility Emerging Markets Fund

Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the valuation component of the Fund’s multi-factor model investment process and its underweight and overweight exposure to certain sectors detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                      Invesco Low Volatility Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,311,416
Qualified Dividend Income*	87.20%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0309	per share
Foreign Income	$0.3037	per share
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                      Invesco Low Volatility Emerging Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Low Volatility Emerging Markets Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LVEM-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Macro Allocation Strategy Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Macro Allocation Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV).

Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.67%
Class C Shares	6.82
Class R Shares	7.41
Class Y Shares	7.88
Class R5 Shares	7.87
Class R6 Shares	7.89
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	2.43
Lipper Absolute Return Funds Index∎ (Peer Group Index)	4.27
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the fiscal year, the Fund at NAV reported positive absolute performance as strategic equity and bond exposures overcame losses from strategic exposure to commodities. Within the larger tactical allocation, bonds contributed to Fund performance, overcoming losses from positioning across equities and commodities. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

The results from the Fund’s smaller strategic allocation were positive for the fiscal year, as the risk-balanced exposure to each asset class proved favorable in aggregate.

Results from the larger tactical allocation were also positive for the fiscal year, as overweight positions across bonds offset losses from positioning across equities and commodities.

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve that signaled a possible recession and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

While the Fund’s largely long exposure to equities worked in favor of Fund performance for most of the fiscal year, short exposure in January proved ill-timed as equities rebounded from steep losses in December 2018. Long exposure to equities in May 2019 also detracted from Fund results, as equities sold off due to a breakdown in US-China trade negotiations, along with a late-period announcement of planned tariffs on imports from Mexico. Compounding the US-China trade tensions were additional signs of a global slowdown in manufacturing activity. Increasing investor uncertainty and weakening economic data led to most global central banks loosening monetary policy during the fiscal year, which helped to restore investor confidence and send global equity markets higher. Although the average long exposure to equities ultimately delivered positive Fund returns for the fiscal year – driven primarily by strong results in Europe, Canada, Japan and the UK – long allocations to Hong Kong and US small-cap equities detracted from Fund results.

  The Fund’s average long exposure to sovereign debt provided the largest contribution to the Fund’s performance during the fiscal year. The unanimously dovish tone emanating from central banks served to push yields lower in each of the bond markets in which the Fund was invested. A general weakening of economic data, particularly in global manufacturing, combined with ongoing geopolitical tensions and below target inflation, created a favorable environment for government bonds. Results in the asset class were led by Australia, followed by Germany, the UK and, finally, Canada and Japan. Australian bonds benefited from escalating US-China trade war concerns and increasing fears of an economic slowdown in China. Tactical positioning to US Treasuries delivered muted results during the fiscal year, but were ultimately a contributor due to the Fund’s smaller strategic allocation.

  The Fund’s allocation to commodities detracted from Fund results for the fiscal year. Overall, the Fund’s exposure to the precious metals complex was largely long, while the other three complexes –

Target Risk Allocation and Notional Asset Weights as of October 31, 2019
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	77.83%	52.47%
Fixed Income	-0.94	17.17
Commodities	23.11	18.33
Total	100.00%	87.97%
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$26.5 million

4	Invesco U.S. Managed Volatility Fund

agriculture, energy and industrial – experienced varied exposures during the fiscal year. Our mostly long exposure to precious metals benefited Fund performance, along with bond performance, as a result of loosened monetary policy, a weaker US dollar and investors flocking to safe haven flows amid volatility in riskier assets. Exposure to industrial metals also contributed to the Fund’s performance, mainly due to a short bias to aluminum during the fiscal year. The Fund’s allocation to agriculture and energy detracted from the Fund’s results, as our short exposure in agricultural commodities resulted in mixed performance across assets within the sub-complex, while our varied exposures in energy commodities led to mostly negative performance across assets.

Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your investment in Invesco Macro Allocation Strategy Fund.

Portfolio Managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

Assisted by the Invesco Global Asset Allocation Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/26/12

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares

Inception	2.67%

5 Years	2.44

1 Year	1.78

Class C Shares

Inception	2.73%

5 Years	2.83

1 Year	5.82

Class R Shares

Inception	3.27%

5 Years	3.38

1 Year	7.41

Class Y Shares

Inception (9/26/12)	3.76%

5 Years	3.88

1 Year	7.88

Class R5 Shares

Inception	3.77%

5 Years	3.88

1 Year	7.87

Class R6 Shares

Inception	3.75%

5 Years	3.86

1 Year	7.89

On August 28, 2013, Class H1 shares converted to Class Y shares.

Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares

Inception	2.56%

5 Years	2.34

1 Year	–5.95

Class C Shares

Inception	2.65%

5 Years	2.75

1 Year	–2.12

Class R Shares

Inception	3.17%

5 Years	3.24

1 Year	–0.72

Class Y Shares

Inception (9/26/12)	3.68%

5 Years	3.78

1 Year	–0.12

Class R5 Shares

Inception	3.68%

5 Years	3.76

1 Year	–0.22

Class R6 Shares

Inception	3.67%

5 Years	3.77

1 Year	–0.12

higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.47%, 2.22%, 1.72%, 1.22%, 1.22% and 1.22%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.23%, 2.98%, 2.48%, 1.98%, 1.93% and 1.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.11%.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

3

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco Macro Allocation Strategy Fund

Invesco Macro Allocation Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.

∎	Unless otherwise noted, all data provided by Invesco.

∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors.

Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows.

Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities.

In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of an announcement by the Internal Revenue Service (IRS), the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as nonpayment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds.

Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Macro Allocation Strategy Fund

and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an un-levered instrument and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets.

The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.

∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government.

Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely

9	Invesco Macro Allocation Strategy Fund

affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting.

If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.

∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.

∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2019

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
U.S. Treasury Securities–40.76%
U.S. Treasury Bills–13.94%(a)(b)
U.S. Treasury Bills	2.38%	11/07/2019	$1,845	$ 1,844,269
U.S. Treasury Bills	2.21%	12/05/2019	1,850	1,846,136
				3,690,405

U.S. Treasury Notes–26.82%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.52%	01/31/2020	2,360	2,359,464
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	1.56%	04/30/2020	2,380	2,378,842
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	1.57%	07/31/2020	2,360	2,358,100
				7,096,406
Total U.S. Treasury Securities (Cost $10,790,406)				10,786,811

	Shares
Money Market Funds–47.11%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	5,908,864	5,908,864
Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	2,086,478	2,087,313
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 1.91%(d)	1,131,100	1,131,100
Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	3,338,130	3,338,130
Total Money Market Funds (Cost $12,464,773)		12,465,407
TOTAL INVESTMENTS IN SECURITIES–87.87% (Cost $23,255,179)		23,252,218
OTHER ASSETS LESS LIABILITIES–12.13%		3,208,391
NET ASSETS–100.00%		$26,460,609

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Open Exchange-Traded Index Options Written(a)
	Type of	Expiration	Number of	Exercise	Premiums	Notional		Unrealized Appreciation
Description	Contract	Date	Contracts	Price	Received	Value(b)	Value	(Depreciation)
Equity Risk
MSCI EAFE Index	Call	11/15/2019	6	$1,930.00	$(5,646)	$1,158,000	$(19,380)	$(13,734)
MSCI Emerging Index	Call	11/15/2019	11	1,040.00	(6,952)	1,144,000	(12,980)	(6,028)
S&P 500 Index	Call	11/15/2019	39	306.00	(6,043)	1,193,400	(5,129)	914
Total Exchange-Traded Equity Options Written					(18,641)		$(37,489)	$(18,848)

Abbreviations:

USD –U.S. Dollar

(a)	Open Exchange-Traded Options Written collateralized by $715,000 cash held with Morgan Stanley & Co.
(b)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	3	December-2019	$176,730	$3,213	$ 3,213
Cocoa	34	March-2020	831,640	(11,684)	(11,684)
Gasoline Reformulated Blendstock Oxygenate Blending	7	November-2019	468,812	(10,452)	(10,452)
LME Nickel	3	November-2019	300,438	40,536	40,536
Silver	6	December-2019	542,010	26,951	26,951
Soybeans	7	July-2020	338,538	5,045	5,045
Wheat	5	December-2019	127,188	4,305	4,305
WTI Crude	1	February-2020	53,920	1,299	1,299
Subtotal				59,213	59,213
Equity Risk
E-Mini Russell 2000 Index	17	December-2019	1,328,890	22,844	22,844
E-Mini S&P 500 Index	11	December-2019	1,669,690	33,907	33,907
EURO STOXX 50 Index	83	December-2019	3,340,847	97,553	97,553
FTSE 100 Index	36	December-2019	3,378,999	(28,968)	(28,968)
Hang Seng Index	7	November-2019	1,205,265	6,668	6,668
S&P/TSX 60 Index	25	December-2019	3,738,896	(45,228)	(45,228)
Tokyo Stock Price Index	28	December-2019	4,326,141	268,945	268,945
Subtotal				355,721	355,721
Interest Rate Risk
Australia 10 Year Bonds	74	December-2019	7,437,992	(5,547)	(5,547)
Canada 10 Year Bonds	25	December-2019	2,696,075	(72,255)	(72,255)
Long Gilt	10	December-2019	1,720,743	(25,738)	(25,738)
U.S. Treasury Long Bonds	7	December-2019	1,129,625	(35,162)	(35,162)
Subtotal				(138,702)	(138,702)
Subtotal–Long Futures Contracts				276,232	276,232

Short Futures Contracts
Commodity Risk
Coffee “C”	14	December-2019	(535,238)	(5,830)	(5,830)
Corn	3	December-2019	(58,500)	(3,923)	(3,923)
Cotton No. 2	6	December-2019	(193,320)	(2,463)	(2,463)
Lean Hogs	10	December-2019	(264,000)	29,529	29,529
LME Nickel	1	November-2019	(100,146)	(6,159)	(6,159)
Low Su Gasoil G	1	December-2019	(56,350)	(1,865)	(1,865)
Natural Gas	31	November-2019	(816,230)	(46,792)	(46,792)
New York Harbor Ultra-Low Sulfur Diesel	1	March-2020	(76,402)	233	233
Soybean oil	38	December-2019	(701,100)	(39,265)	(39,265)
Subtotal				(76,535)	(76,535)
Equity Risk
MSCI EAFE Index Future	12	December-2019	(1,174,320)	(30,221)	(30,221)
MSCI Emerging Markets Mini Index	7	December-2019	(364,490)	(7,224)	(7,224)
Subtotal				(37,445)	(37,445)
Interest Rate Risk
Euro-Bund	3	December-2019	(574,692)	7,999	7,999
Subtotal–Short Futures Contracts				(105,981)	(105,981)
Total Futures Contracts				$170,251	$ 170,251

(a)	Futures contracts collateralized by $2,620,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Pay	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30%	Monthly	270	August–2020	$230,498	$–	$2,546	$ 2,546
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	5,410	October–2020	621,116	–	11,400	11,400
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	770	June–2020	141,089	–	0	0
Merrill Lynch International	Receive	MLCX Nickel Annual Excess Return Index	0.25	Monthly	480	February–2020	372,155	–	0	0
Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	3,280	February–2020	742,768	–	0	0
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	7,110	January–2020	1,125,613	–	13,904	13,904
Subtotal – Appreciation								–	27,850	27,850
Commodity Risk
Barclays Bank PLC	Pay	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	3,840	May–2020	443,754	–	(8,160)	(8,160)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	1,000	October–2020	469,719	–	(7,014)	(7,014)
Goldman Sachs International	Receive	S&P GSCI Sugar Excess Return Index	0.37	Monthly	2,090	March–2020	303,451	–	(969)	(969)
Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminium Dynamic Roll Index Excess Return	0.38	Monthly	18,870	March–2020	1,581,555	–	(21,038)	(21,038)
Subtotal – Depreciation								–	(37,181)	(37,181)
Total –Total Return Swap Agreements								$–	$(9,331)	$(9,331)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $20,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts

	Soybean Meal	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

MLCX Nickel Annual Excess Return Index

	Long Futures Contracts

	Nickel	100.00%

MLCXLXAE Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage
Morgan Stanley MSCY2KW0 Index

	Long Futures Contracts

	Wheat	100.00%

Barclays Live Cattle Roll Yield Excess Return Index

	Long Futures Contracts

	Live Cattle	100.00%

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

S&P GSCI Sugar Excess Return Index

	Long Futures Contracts

	Sugar	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return Index

	Long Futures Contracts

	Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $10,790,406)	$10,786,811
Investments in affiliated money market funds, at value (Cost $12,464,773)	12,465,407
Other investments:
Variation margin receivable – futures contracts	5,883
Unrealized appreciation on LME futures contracts	40,536
Swaps receivable – OTC	60,966
Unrealized appreciation on swap agreements – OTC	27,850
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	2,620,000
Cash collateral – OTC Derivatives	735,000
Receivable for:
Dividends	19,886
Fund expenses absorbed	10,634
Fund shares sold	6,150
Interest	328
Investment for trustee deferred compensation and retirement plans	22,656
Other assets	35,907
Total assets	26,838,014

Liabilities:
Other investments:
Options written, at value (premiums received $18,641)	37,489
Swaps payable – OTC	8,178
Unrealized depreciation on LME futures contracts	6,159
Unrealized depreciation on swap agreements–OTC	37,181
Payable for:
Fund shares reacquired	177,027
Accrued fees to affiliates	11,935
Accrued trustees’ and officers’ fees and benefits	1,306
Accrued other operating expenses	74,455
Trustee deferred compensation and retirement plans	23,675
Total liabilities	377,405
Net assets applicable to shares outstanding	$26,460,609

Net assets consist of:

Shares of beneficial interest	$25,832,007
Distributable earnings	628,602
$26,460,609

Net Assets:

Class A	$ 4,982,424
Class C	$ 3,329,053
Class R	$ 128,343
Class Y	$17,768,109
Class R5	$9,078
Class R6	$ 243,602

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	526,241
Class C	357,811
Class R	13,602
Class Y	1,861,779
Class R5	952
Class R6	25,564
Class A:
Net asset value per share	$ 9.47
Maximum offering price per share (Net asset value of $9.47 ÷ 94.50%)	$ 10.02
Class C:
Net asset value and offering price per share	$ 9.30
Class R:
Net asset value and offering price per share	$ 9.44
Class Y:
Net asset value and offering price per share	$ 9.54
Class R5:
Net asset value and offering price per share	$ 9.54
Class R6:
Net asset value and offering price per share	$ 9.53

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2019

Investment income:

Dividends from affiliated money market funds	$521,190

Interest	310,614

Total investment income	831,804

Expenses:
Advisory fees	408,695

Administrative services fees	12,626

Custodian fees	21,806

Distribution fees:
Class A	12,181

Class C	54,467

Class R	565

Transfer agent fees – A, C, R and Y	43,214

Transfer agent fees – R5	7

Transfer agent fees – R6	402

Trustees’ and officers’ fees and benefits	20,092

Registration and filing fees	83,476

Reports to shareholders	15,499

Professional services fees	72,674

Other	15,602

Total expenses	761,306

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(278,259)

Net expenses	483,047

Net investment income	348,757

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(33,804)

Foreign currencies	3,971

Futures contracts	86,712

Option contracts written	129,786

Swap agreements	377,803

564,468

Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,000)

Futures contracts	2,160,869

Option contracts written	(18,848)

Swap agreements	2,674

2,139,695

Net realized and unrealized gain	2,704,163

Net increase in net assets resulting from operations	$3,052,920

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$348,757	$149,595

Net realized gain	564,468	1,273,192

Change in net unrealized appreciation (depreciation)	2,139,695	(3,340,172)

Net increase (decrease) in net assets resulting from operations	3,052,920	(1,917,385)

Distributions to shareholders from distributable earnings:

Class A	(8,941)	(212,490)

Class C	(2,712)	(323,365)

Class R	(132)	(2,400)

Class Y	(90,851)	(1,337,441)

Class R5	(26)	(404)

Class R6	(1,402)	(15,400)

Total distributions from distributable earnings	(104,064)	(1,891,500)

Share transactions–net:

Class A	140,945	250,653

Class C	(3,216,646)	(598,785)

Class R	20,547	54,645

Class Y	(14,993,601)	2,652,842

Class R6	(226,782)	128,645

Net increase (decrease) in net assets resulting from share transactions	(18,275,537)	2,488,000

Net increase (decrease) in net assets	(15,326,681)	(1,320,885)

Net assets:

Beginning of year	41,787,290	43,108,175

End of year	$26,460,609	$41,787,290

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
			(losses)								net assets		assets without		investment
	Net asset	Net	on securities		Dividends	Distributions					with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Year ended 10/31/19	$8.81	$0.08	$0.60	$0.68	$(0.02)	$-	$(0.02)	$9.47	7.67%	$4,982	1.37	%(d)(e)	2.12	%(d)(e)	0.87	%(d)(e)	0%
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	-	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36		2.12		0.29		94
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	-	(1.28)	9.60	6.55	4,645	1.41		2.30		(0.66)		25
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	-	(0.22)	10.26	8.21	5,865	1.63		2.19		(1.31)		75
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03	(e)	(1.64	)(e)	0
Class C
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	-	(0.00)	9.30	6.82	3,329	2.12	(d)(e)	2.87	(d)(e)	0.12	(d)(e)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	-	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11		2.87		(0.46)		94
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	-	(1.19)	9.57	5.90	7,398	2.16		3.05		(1.41)		25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	-	(0.12)	10.20	7.41	7,540	2.38		2.94		(2.06)		75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78	(e)	(2.39	)(e)	0
Class R
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	-	(0.01)	9.44	7.41	128	1.62	(d)(e)	2.37	(d)(e)	0.62	(d)(e)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	-	(0.42)	(0.42)	8.80	(4.24)	100	1.61		2.37		0.04		94
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	-	(1.25)	9.61	6.42	54	1.66		2.55		(0.91)		25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	-	(0.19)	10.25	7.86	42	1.88		2.44		(1.56)		75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28	(e)	(1.89	)(e)	0
Class Y
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	-	(0.03)	9.54	7.88	17,768	1.12	(d)(e)	1.87	(d)(e)	1.12	(d)(e)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	-	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11		1.87		0.54		94
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	-	(1.31)	9.64	6.93	30,657	1.16		2.05		(0.41)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	-	(0.25)	10.29	8.51	38,019	1.38		1.94		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78	(e)	(1.39	)(e)	0
Class R5
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	-	(0.03)	9.54	7.76	9	1.12	(d)(e)	1.83	(d)(e)	1.12	(d)(e)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	-	(0.42)	(0.42)	8.88	(3.79)	8	1.11		1.82		0.54		94
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	-	(1.31)	9.65	6.93	9	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	-	(0.25)	10.30	8.50	10	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Class R6
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	-	(0.03)	9.53	7.89	244	1.12	(d)(e)	1.83	(d)(e)	1.12	(d)(e)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	-	(0.42)	(0.42)	8.86	(3.80)	440	1.11		1.82		0.54		94
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	-	(1.31)	9.63	6.83	345	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	-	(0.25)	10.29	8.51	234	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65	(e)	(1.39	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,872, $5,447, $113, $26,225, $9 and $488 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% for the years ended October 31, 2019 and October 31, 2015.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

19	Invesco Macro Allocation Strategy Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The

20	Invesco Macro Allocation Strategy Fund

accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into

21	Invesco Macro Allocation Strategy Fund

an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

22	Invesco Macro Allocation Strategy Fund

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $234,635 and reimbursed class level expenses of $5,724, $6,398, $133, $30,806, $7 and $402 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

23	Invesco Macro Allocation Strategy Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $694 in front-end sales commissions from the sale of Class A shares and $0 and $193 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$10,786,811	$–	$10,786,811

Money Market Funds	12,465,407	–	–	12,465,407

Total Investments in Securities	12,465,407	10,786,811	–	23,252,218

Other Investments - Assets*

Futures Contracts	549,027	–	–	549,027

Swap Agreements	–	27,850	–	27,850

	549,027	27,850	–	576,877

Other Investments - Liabilities*

Futures Contracts	(378,776)	–	–	(378,776)

Options Written	–	(37,489)	–	(37,489)

Swap Agreements	–	(37,181)	–	(37,181)

	(378,776)	(74,670)	–	(453,446)

Total Other Investments	170,251	(46,820)	–	123,431

Total Investments	$12,635,658	$10,739,991	$–	$23,375,649

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

24	Invesco Macro Allocation Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$111,111	$429,917	$7,999	$549,027

Unrealized appreciation on swap agreements – OTC	27,850	-	-	27,850

Total Derivative Assets	138,961	429,917	7,999	576,877

Derivatives not subject to master netting agreements	(111,111)	(429,917)	(7,999)	(549,027)

Total Derivative Assets subject to master netting agreements	$27,850	$-	$-	$27,850

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(128,433)	$(111,641)	$(138,702)	$(378,776)

Unrealized depreciation on swap agreements – OTC	(37,181)	-	-	(37,181)

Options written, at value – Exchange-Traded	-	(37,489)	-	(37,489)

Total Derivative Liabilities	(165,614)	(149,130)	(138,702)	(453,446)

Derivatives not subject to master netting agreements	128,433	149,130	138,702	416,265

Total Derivative Liabilities subject to master netting agreements	$(37,181)	$-	$-	$(37,181)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
			Net Value of			Net
Counterparty	Swap Agreements	Swap Agreements	Derivatives	Non-Cash	Cash	Amount(a)

Barclays Bank PLC	$ 2,546	$(15,338)	$ (12,792)	$–	$–	$(12,792)

Goldman Sachs International	–	(1,044)	(1,044)	–	–	(1,044)

JPMorgan Chase Bank, N.A.	11,400	(15)	11,385	–	–	11,385

Merrill Lynch International	60,966	(7,640)	53,326	–	–	53,326

Morgan Stanley Capital Services LLC	13,904	(21,322)	(7,418)	–	–	(7,418)

Total	$88,816	$(45,359)	$ 43,457	$–	$–	$43,457

(a) The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(826,516)	$(1,724,579)	$2,637,807	$86,712

Options purchased(a)	-	(50,698)	-	(50,698)

Options written	-	129,786	-	129,786

Swap agreements	377,803	-	-	377,803

25	Invesco Macro Allocation Strategy Fund

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$ 417,793	$ 1,805,278	$ (62,202)	$2,160,869

Options written	-	(18,848)	-	(18,848)

Swap agreements	2,674	-	-	2,674

Total	$ (28,246)	$ 140,939	$2,575,605	$2,688,298

(a)  Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

		Index	Index
	Futures	Options	Options	Swap
	Contracts	Purchased	Written	Agreements

Average notional value	$52,482,621	$3,418,500	$7,249,725	$6,232,539

Average Contracts	–	20	72	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $154.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$104,064	$800,780

Long-term capital gain	–	1,090,720

Total distributions	$104,064	$1,891,500

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$1,824,984

Net unrealized appreciation – investments		179,038

Temporary book/tax differences		(18,671)

Capital loss carryforward		(1,356,749)

Shares of beneficial interest		25,832,007

Total net assets		$26,460,609

26	Invesco Macro Allocation Strategy Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts, swap agreements and options contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,251,861	$104,888	$1,356,749

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $0 and $1,379,679, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$618,351

Aggregate unrealized (depreciation) of investments	(439,313)

Net unrealized appreciation of investments	$179,038

Cost of investments for tax purposes is $23,215,252.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2019, undistributed net investment income was increased by $1,533,366, undistributed net realized gain (loss) was decreased by $1,532,883 and shares of beneficial interest was decreased by $483. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	160,245	$1,447,381	137,213	$1,303,714

Class C	31,584	283,409	132,510	1,242,058

Class R	2,178	20,426	5,576	52,649

Class Y	1,133,962	10,444,941	1,572,203	14,966,087

Class R6	29,770	277,704	23,579	221,955

Issued as reinvestment of dividends:
Class A	738	6,626	20,650	191,636

Class C	275	2,441	31,175	287,742

Class R	13	121	215	1,996

Class Y	6,331	57,167	103,763	967,067

Class R6	153	1,376	1,610	14,997

Automatic conversion of Class C shares to Class A shares:
Class A	131,466	1,235,964	-	-

Class C	(133,522)	(1,235,964)	-	-

27	Invesco Macro Allocation Strategy Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(275,862)	$(2,549,026)	(131,930)	$(1,244,697)

Class C	(248,288)	(2,266,532)	(229,173)	(2,128,585)

Class Y	(2,725,709)	(25,495,709)	(1,408,612)	(13,280,312)

Class R6	(54,011)	(505,862)	(11,341)	(108,307)

Net increase (decrease) in share activity	(1,940,677)	$(18,275,537)	247,438	$2,488,000

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$977.30	$6.83	$1,018.30	$6.97	1.37%
Class C	1,000.00	972.80	10.54	1,014.52	10.76	2.12
Class R	1,000.00	976.20	8.07	1,017.04	8.24	1.62
Class Y	1,000.00	977.50	5.58	1,019.56	5.70	1.12
Class R5	1,000.00	978.50	5.59	1,019.56	5.70	1.12
Class R6	1,000.00	977.40	5.58	1,019.56	5.70	1.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30	Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board

31	Invesco Macro Allocation Strategy Fund

noted that performance of Class Y shares of the Fund was reasonably comparable to the performance of the Index for the one year period, and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	42.68%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President,
Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds;
Vice Chair, Investment Company Institute; and Member of
Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief
Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and
President, Invesco Holding Company (US), Inc. (formerly IVZ
Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President,
Invesco Holding Company Limited (parent of Invesco and a
global investment management firm); Director, Invesco Ltd.;
Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating
Officer and Chief Financial Officer, Franklin Resources, Inc.
(global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as
Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered
investment adviser and registered transfer agent); Head of the
Americas and Senior Managing Director, Invesco Ltd.; Director,
Invesco Advisers, Inc. (formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc.
(corporate mutual fund company); Chairman and Chief
Executive Officer, Invesco Canada Ltd. (formerly known as
Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered
investment adviser and registered transfer agent); Senior Vice
President, The Invesco Funds; Director, Invesco Investment
Advisers LLC (formerly known as Van Kampen Asset
Management); Director, Chairman, Chief Executive Officer and
President, Invesco Management Group, Inc. (formerly known as
Invesco AIM Management Group, Inc.) (financial services
holding company); Co-Chairman, Co-President and Co-Chief
Executive Officer, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered investment adviser);
Director, Chief Executive Officer and President, Van Kampen
Exchange Corp; President and Principal Executive Officer, The
Invesco Funds (other than AIM Treasurer’s Series Trust
(Invesco Treasurer’s Series Trust), Short-Term Investments
Trust and Invesco Management Trust); Executive Vice
President, The Invesco Funds (AIM Treasurer’s Series Trust
(Invesco Treasurer’s Series Trust), Short-Term Investments
Trust and Invesco Management Trust only); Director and
President, INVESCO Funds Group, Inc. (registered investment
adviser and registered transfer agent); Director and Chairman,
IVZ Distributors, Inc. (formerly known as INVESCO Distributors,
Inc.) (registered broker dealer); Director, President and
Chairman, Invesco Inc. (holding company), Invesco Canada
Holdings Inc. (holding company), Trimark Investments Ltd./
Placements Trimark Ltèe and Invesco Financial Services Ltd/
Services Financiers Invesco Ltèe; Chief Executive Officer,
Invesco Canada Fund Inc. (corporate mutual fund company);
Director and Chairman, Van Kampen Investor Services Inc.;
Director, Chief Executive Officer and President, 1371 Preferred
Inc. (holding company) and Van Kampen Investments Inc.;
Director and President, AIM GP Canada Inc. (general partner
for limited partnerships) and Van Kampen Advisors, Inc.;
Director and Chief Executive Officer, Invesco Trimark Dealer
Inc. (registered broker dealer); Director, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.)
(registered broker dealer); Manager, Invesco Capital
Management LLC; Director, Chief Executive Officer and
President, Invesco Advisers, Inc.; Director, Chairman, Chief
Executive Officer and President, Invesco AIM Capital
Management, Inc.; President, Invesco Trimark Dealer Inc. and
Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and
President, AIM Trimark Corporate Class Inc. and AIM Trimark
Canada Fund Inc.; Senior Managing Director, Invesco Holding
Company Limited; Director and Chairman, Fund Management
Company (former registered broker dealer); President and
Principal Executive Officer, The Invesco Funds (AIM Treasurer’s
Series Trust (Invesco Treasurer’s Series Trust), and Short-Term
Investments Trust only); President, AIM Trimark Global Fund
Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman
of the Audit Committee,
ALPS (Attorneys
Liability Protection
Society) (insurance
company); Director and
Member of the Audit
Committee and
Compensation
Committee, Ferroglobe
PLC (metallurgical
				company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials
Company (construction
materials company);
Trilinc Global Impact
Fund; Genesee &
Wyoming, Inc.
(railroads); Artio Global
Investment LLC (mutual
fund complex); Edgen
Group, Inc. (specialized
energy and
infrastructure products
distributor); Investment
Company Institute
(professional
organization);
Independent Directors
Council (professional
				organization)

T-2	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset
Management Services and U.S. Mutual Fund Leader of
Deloitte & Touche LLP; General Counsel of the Investment
Company Institute (trade association); National Director of the
Investment Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of Deloitte & Touche
LLP; Assistant Director of the Division of Investment
Management - Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange Commission
and various positions with the Division of Investment
Management - Office of Regulatory Policy of the U.S. Securities
and Exchange Commission; Associate at Ropes & Gray LLP;
Advisory Board Member of the Securities and Exchange
Commission Historical Society; and Trustee of certain
Oppenheimer Funds	229	Trustee of the University
of Florida National
Board Foundation and
Audit Committee
Member; Member of the
Cartica Funds Board of
Directors (private
investment funds);
Member of the
University of Florida Law
Center Association, Inc.
Board of Trustees and
Audit Committee
				Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member
of the Vestry of Trinity Wall Street; Managing Director of
Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign
Relations, Member of the Investment Committee and Board of
Human Rights Watch and Member of the Investment Committee
and Board of Historic Hudson Valley (non-profit cultural
organization)

Formerly: Managing Director of Public Capital Advisors, LLC
(privately held financial advisor); Managing Director of Carmona
Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity
Financial Corp. (privately held financial advisor)

229	Director of Greenwall
Foundation (bioethics
research foundation);
Member of Board and
Investment Committee
of The Greenwall
Foundation; Director of
Southern Africa Legal
Services Foundation;
Board Member and
Investment Committee
Member of Pulizer
Center for Crisis
Reporting (non-profit
				journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and
Chairman ofAudit
Committeeof AMG
National Trust Bank;
Trustee and Investment
Committee member,
University of South
Dakota Foundation;
Board member, Audit
Committee Member and
past Board Chair, Junior
				Achievement (non-profit)
Christopher L. WIlson – 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President,
Principal Executive Officer and Treasurer, The Invesco
Funds; Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded Commodity
Fund Trust and Invesco Exchange-Traded Self-Indexed
Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer,
The Invesco Funds; Vice President, Invesco AIM
Advisers, Inc., Invesco AIM Capital Management, Inc. and
Invesco AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The Invesco
Funds and Assistant Vice President, Invesco Advisers,
Inc., Invesco AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded FundTrust, Invesco Exchange-
Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust and Invesco Actively Managed Exchange-
Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice
President and Secretary, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President and Secretary,
Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) Senior Vice President, Chief
Legal Officer and Secretary, The Invesco Funds;
Secretary and General Counsel, Invesco Investment
Advisers LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel, Invesco
Capital Markets, Inc. (formerly known as Van Kampen
Funds Inc.) and Chief Legal Officer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded Fund Trust
II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-Indexed Fund
Trust; Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.;
Head of Legal, Worldwide Institutional, Invesco Ltd.;
Secretary and General Counsel, INVESCO Private
Capital Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco Management
Group, Inc. (formerly known as Invesco AIM Management
Group, Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and General
Counsel, Invesco Private Capital, Inc.; Assistant
Secretary and General Counsel, INVESCO Realty, Inc.;
Secretary and General Counsel, Invesco Senior Secured
Management, Inc.; and Secretary, Sovereign G./P.
Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director,
Invesco Ltd.; Director and Senior Vice President, Invesco
Advisers, Inc. (formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly
known as Invesco AIM Investment Services, Inc.)
(registered transfer agent); Senior Vice President, The
Invesco Funds; Director, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and
Chief Executive, Invesco Asset Management Limited and
Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser);
Director and Chief Executive, Invesco Administration
Services Limited and Invesco Global Investment Funds
Limited; Director, Invesco Distributors, Inc.; Head of
EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II and Invesco India Exchange-Traded Fund
Trust; Managing Director and Principal Executive Officer,
Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Macro Allocation Strategy Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Multi-Asset Income Fund Nasdaq: A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

    At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

    The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and timetested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco Multi-Asset Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Multi-Asset Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV).

Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.18%
Class C Shares	12.35
Class R Shares	12.90
Class Y Shares	13.47
Class R5 Shares	13.46
Class R6 Shares	13.47
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	11.51
Custom Invesco Multi-Asset Income Index⬛ (Style-Specific Index)	13.23
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	8.95

Source(s): ▼RIMES Technologies Corp.; ⬛ Invesco, RIMES Technologies Corp.; ◆ Lipper Inc.

Market conditions and your Fund

The fiscal year ended October 31, 2019, provided a strong environment for Invesco Multi-Asset Income Fund as it reported positive absolute performance with all seven strategic asset classes in which the Fund invests posting positive returns. The fiscal year began with a general deterioration in US and international economic sentiment, inciting the US Federal Reserve (the Fed) to take a more accommodative monetary stance in the first quarter of 2019. This resulted in a decline in US Treasury yields and fueled the largest quarterly equity market rally since 2009.1 The decrease in interest rates was the primary driver of performance for each of the Fund’s strategic asset classes for the fiscal year. Results were led by US preferred equity securities, emerging market debt, US high yield debt and US Treasuries. There were no detractors from the Fund’s performance for the fiscal year, as the tactical overlay also contributed to performance.

Exposure to US preferred equity securities was the top contributor to the Fund’s performance for the fiscal year. The asset class started the fiscal year off strong, rebounding from losses in the previous months that had resulted from increases in the federal funds rate. The Fed raised interest rates in December 2018, then held steady before changing course and issuing a rate cut in July 2019.2 Two more rate cuts followed in September and October2, benefiting asset classes that are sensitive to interest rate changes. US Treasuries also contributed to the Fund’s performance for the fiscal year, having been positively impacted by lower rates.

During the fiscal year, emerging market debt exposure also contributed to the Fund’s performance. The asset class recovered from losses in the previous fiscal year as low to negative yields across developed markets drove investors into riskier assets. Asset class performance is correlated to the strength of the US dollar, as a strengthening US dollar makes it more expensive for foreign governments to service US dollar-denominated debt. The lowering of interest rates helped cap further strengthening of the dollar. The asset class was challenged in the middle of the fiscal year, as results from the Argentinian elections suggested a return to a populist government, spooking investors. However, the gains outweighed the losses during the fiscal year.

    Exposure to high yield securities also contributed to the Fund’s results for the fiscal year, largely due to yield spreads between high yield and US Treasuries widening from the Fed lowering interest rates. The asset class started the fiscal year on weak footing following a period of tightening financial conditions and global growth fears. It then bounced back at the beginning of 2019, following reports of strong corporate earnings, a rebound of the equity markets and oil prices, and easing China and US trade tensions. Positive performance in the asset class continued through the fiscal year as the Fed pivoted toward easier monetary policy.

    Exposure to interest rate-sensitive US real estate investment trusts (REITs) – both mortgage and equity REITs – contributed to the Fund’s performance after beginning the fiscal year significantly lower. The fiscal year was plagued by trade uncertainty, slowing economic growth and geopolitical volatility coupled with a shift to an accommodative monetary policy. These conditions supported the performance of many income-oriented US REIT sectors over recent months and generally led US REITs to

Portfolio Composition
By security type, based on Net Assets as of October 31, 2019

U.S. Dollar Denominated Bonds & Notes	56.25%
Preferred Stocks	20.58
Common Stocks & Other Equity Interests	7.23
U.S. Treasury Securities	6.31
Exchange-Traded Notes	1.79
Exchange-Traded Funds	1.74
Security Types Each Less Than 1% of Portfolio	0.50
Money Market Funds Plus Other Assets Less Liabilities	5.60

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	6.3%

2. GS Finance Corp.	4.0

3. Royal Bank of Canada	3.8

4. JPMorgan Chase Bank NA	2.4

5. UBS AG	2.0

Total Net Assets	$769.5 million

Total Number of Holdings*	753

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4 Invesco Multi-Asset Income Fund

positive returns, broadly reflecting investor appetite for adding exposure to more defensive income-focused investments. Master Limited Partnerships (MLPs) also contributed to the Fund’s performance for the fiscal year due to rising energy prices and increased production coming out of the Permian basin.

    The Fund’s tactical overlay, obtained through the use of futures, also contributed to results for the fiscal year. Overweight exposure to equities proved timely and outweighed gains from tactical bond exposure in aggregate during the fiscal year. The tactical overlay is designed to allow the Fund to adapt to short-term market dynamics by shifting the Fund’s sensitivity to equity (beta) or fixed income (duration) markets. The tactical process is implemented by buying or selling futures on six global equity markets (Europe, Hong Kong, UK, US large-cap and US small-cap) and three global government bond markets (UK, Germany and the US), which serve as proxies for equity and fixed income risk metrics, beta and duration. The benefit of a tactical overlay is that the Fund can adjust the beta and duration of the portfolio without adjusting the seven strategic assets and disrupting the income stream.

    The landscape at the close of the fiscal year placed the upcoming Brexit deadline, geopolitical tensions in the Middle East, turmoil in Hong Kong and the lack of resolution to the US and China trade dispute at the forefront of catalysts for potential market volatility. Meanwhile, it is our view that shift in monetary policy during the fiscal year could lead to an expansion in total size of assets by central banks. The question that arises is whether these actions are going to achieve the intended effect of stimulating inflation, and if not, will fiscal stimulus be deployed.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

1 Source: US Department of the Treasury

2 Source: US Federal Reserve

Portfolio Managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Peter Hubbard

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5 Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/14/11

1 Source: RIMES Technologies Corp.

2 Sources: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	5.63%
5 Years	4.88
1 Year	6.92

Class C Shares
Inception (12/14/11)	5.59%
5 Years	5.27
1 Year	11.35

Class R Shares
Inception (12/14/11)	6.13%
5 Years	5.82
1 Year	12.90

Class Y Shares
Inception (12/14/11)	6.65%
5 Years	6.33
1 Year	13.47

Class R5 Shares
Inception (12/14/11)	6.66%
5 Years	6.35
1 Year	13.46

Class R6 Shares
Inception	6.63%
5 Years	6.33
1 Year	13.47

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	5.67%
5 Years	5.11
1 Year	1.87

Class C Shares
Inception (12/14/11)	5.63%
5 Years	5.51
1 Year	6.03

Class R Shares
Inception (12/14/11)	6.17%
5 Years	6.06
1 Year	7.56

Class Y Shares
Inception (12/14/11)	6.69%
5 Years	6.58
1 Year	8.10

Class R5 Shares
Inception (12/14/11)	6.70%
5 Years	6.60
1 Year	8.10

Class R6 Shares
Inception	6.67%
5 Years	6.58
1 Year	8.00

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.26%, 0.76%, 0.70% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

7 Invesco Multi-Asset Income Fund

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of an announcement by the Internal Revenue Service (IRS), the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b)

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other

8 Invesco Multi-Asset Income Fund

investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.
∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of such companies and the capital resources available for such companies’ dividend payments may affect the Fund.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Equity linked notes risk. ELNs may not perform as anticipated and could cause the Fund to realize significant losses including its entire principal investment. Other risks include those of underlying securities, as well as counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an un-levered instrument and potentially resulting in greater volatility.
∎

Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded

9 Invesco Multi-Asset Income Fund

notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. Certain portions of the Fund’s assets are actively managed and depend heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
-

Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance

10 Invesco Multi-Asset Income Fund

structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.
-

Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.

-	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-

General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgaged-backed securities and asset-backed securities can become illiquid during periods of market stress. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Non-correlation risk. The return of the Fund’s assets managed pursuant to an indexing approach (Indexed Assets) may not match the return of the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Indexed Assets and the Underlying Index may vary due to asset valuation differences and differences between the Indexed Assets and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎

Sampling risk. The Fund’s use of a sampling methodology with respect to assets managed pursuant to an indexing approach (Indexed Assets) may result in the Indexed Assets including a smaller number of securities than are in the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), and in the Indexed Assets including securities that are not included in the Underlying Index. As a result, an adverse development to an issuer of securities

11 Invesco Multi-Asset Income Fund

included in the Indexed Assets could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were included in the Indexed Assets. The Fund’s use of a sampling methodology may also include the risk that the Indexed Assets may not track the return of the Underlying Index as well as they would have if the Indexed Assets included all of the securities in the Underlying Index. To the extent the assets in the Indexed Assets are smaller, these risks will be greater.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Custom Invesco Multi-Asset Income Index is composed of the following indexes: S&P 500 Index and Bloomberg Barclays U.S. Universal Index.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Bloomberg Barclays U.S. Universal Index is composed of US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

12 Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-56.25%

Aerospace & Defense-0.68%

Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$138,000	$146,625
5.75%, 03/15/2022(b)	173,000	170,405
6.13%, 01/15/2023(b)	516,000	505,680
7.50%, 03/15/2025(b)	862,000	827,520
7.88%, 04/15/2027(b)	253,000	239,717
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	801,000	857,070
TransDigm, Inc.,
6.50%, 07/15/2024	245,000	253,881
6.50%, 05/15/2025	150,000	156,188
6.25%, 03/15/2026(b)	833,000	894,434
Triumph Group, Inc.,
5.25%, 06/01/2022	350,000	345,625
7.75%, 08/15/2025	800,000	802,000
		5,199,145

Agricultural & Farm Machinery-0.12%

Titan International, Inc., 6.50%, 11/30/2023	1,100,000	904,750

Airlines-0.06%

Air Canada (Canada), 7.75%, 04/15/2021(b)	425,000	457,406

Alternative Carriers-0.28%

CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	535,000	564,425
Series Y, 7.50%, 04/01/2024	677,000	770,088
Level 3 Financing, Inc., 5.38%, 05/01/2025	496,000	513,980
5.25%, 03/15/2026	277,000	289,811
		2,138,304

Aluminum-0.04%

Novelis Corp., 6.25%, 08/15/2024(b)	284,000	298,200

Apparel Retail-0.17%

L Brands, Inc.,

5.63%, 02/15/2022	396,000	418,275
6.88%, 11/01/2035	270,000	230,850
6.75%, 07/01/2036	30,000	25,050
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	627,000	621,326
		1,295,501

Apparel, Accessories & Luxury Goods-0.09%

William Carter Co. (The), 5.63%, 03/15/2027(b)	614,000	656,980

	Principal Amount	Value
Asset Management & Custody Banks-0.12%

Prime Security Services Borrower, LLC/Prime Finance, Inc.,
9.25%, 05/15/2023(b)	$414,000	$436,304
5.75%, 04/15/2026(b)	198,000	203,569
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/2023(b)	300,000	320,437
		960,310

Auto Parts & Equipment-0.10%

Dana, Inc., 5.50%, 12/15/2024	520,000	536,250
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	281,000	268,355
		804,605

Automobile Manufacturers-0.27%

Ford Motor Credit Co., LLC,
5.60%, 01/07/2022	461,000	486,076
5.11%, 05/03/2029	479,000	485,458
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	1,072,000	1,122,920
		2,094,454

Automotive Retail-0.40%

Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	726,000	749,595
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	177,000	186,071
Murphy Oil USA, Inc.,
5.63%, 05/01/2027	590,000	636,148
4.75%, 09/15/2029	237,000	247,961
Penske Automotive Group, Inc., 5.50%, 05/15/2026	1,168,000	1,224,940
		3,044,715

Broadcasting-0.46%

AMC Networks, Inc.,
5.00%, 04/01/2024	404,000	412,508
4.75%, 08/01/2025	286,000	289,933
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	1,013,000	1,116,199
Gray Television, Inc., 7.00%, 05/15/2027(b)	449,000	493,011
iHeartCommunications, Inc.,
8.38%, 05/01/2027	515,000	554,912
5.25%, 08/15/2027(b)	336,000	347,491
TV Azteca, S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(b)	350,000	329,879
		3,543,933

Building Products-0.06%

Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(b)	84,000	86,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Building Products-(continued)

Standard Industries, Inc., 6.00%, 10/15/2025(b)	$384,000	$405,120
		491,220

Cable & Satellite-1.91%

Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	400,000	411,880
7.50%, 05/15/2026(b)	600,000	639,000
Altice Luxembourg S.A. (Luxembourg), 10.50%, 05/15/2027(b)	410,000	464,838
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	510,000	521,475
5.75%, 02/15/2026(b)	2,155,000	2,281,067
CSC Holdings, LLC,
7.75%, 07/15/2025(b)	340,000	365,500
10.88%, 10/15/2025(b)	700,000	791,235
5.50%, 05/15/2026(b)	415,000	438,344
6.50%, 02/01/2029(b)	927,000	1,039,978
DISH DBS Corp.,
5.88%, 11/15/2024	2,145,000	2,158,406
7.75%, 07/01/2026	164,000	165,861
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	357,000	385,560
5.25%, 08/01/2026	686,000	737,450
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	1,077,000	1,012,380
8.00%, 02/15/2024(b)	175,000	180,950
8.50%, 10/15/2024(b)	404,000	407,915
9.75%, 07/15/2025(b)	235,000	245,208
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	200,000	213,700
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	200,000	204,500
UPCB Finance IV Ltd. (Netherlands), 5.38%, 01/15/2025(b)	400,000	414,500
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	400,000	414,000
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	200,000	210,750
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	539,000	553,823
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	400,000	422,492
		14,680,812

Casinos & Gaming-0.60%

Boyd Gaming Corp.,
6.38%, 04/01/2026	278,000	296,417
6.00%, 08/15/2026	180,000	191,475
Cirsa Finance International S.a.r.l (Spain), 7.88%, 12/20/2023(b)	200,000	212,154
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	200,000	172,887

	Principal Amount	Value
Casinos & Gaming-(continued)

Melco Resorts Finance Ltd. (Hong Kong), 5.63%, 07/17/2027(b)	$256,000	$267,640
MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(b)	206,000	218,360
MGM Resorts International,
6.63%, 12/15/2021	45,000	48,881
7.75%, 03/15/2022	150,000	168,375
4.63%, 09/01/2026	1,242,000	1,307,205
Scientific Games International, Inc., 10.00%, 12/01/2022	383,000	394,969
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	447,000	476,055
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.50%, 03/01/2025(b)	684,000	728,460
5.25%, 05/15/2027(b)	150,000	156,563
		4,639,441

Coal & Consumable Fuels-0.12%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	1,101,000	941,355

Commodity Chemicals-0.17%

Koppers, Inc., 6.00%, 02/15/2025(b)	506,000	506,992
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	247,000	249,470
Olin Corp., 5.63%, 08/01/2029	521,000	542,241
		1,298,703

Communications Equipment-0.06%

CommScope Technologies LLC, 6.00%, 06/15/2025(b)	503,000	452,826

Construction & Engineering-0.09%

William Lyon Homes, Inc.,
6.00%, 09/01/2023	116,000	120,640
6.63%, 07/15/2027(b)	533,000	563,647
		684,287

Consumer Finance-0.47%

Ally Financial, Inc.,
8.00%, 03/15/2020	280,000	285,830
5.13%, 09/30/2024	1,100,000	1,211,331
Navient Corp.,
8.00%, 03/25/2020	705,000	721,744
7.25%, 01/25/2022	230,000	250,343
7.25%, 09/25/2023	1,015,000	1,112,673
		3,581,921

Copper-0.32%

First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	833,000	838,206
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,010,000	991,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Copper-(continued)
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	$746,000	$660,210
		2,489,479

Data Processing & Outsourced Services-0.07%

Cardtronics Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	515,000	534,313

Distributors-0.14%

Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(c)	1,081,000	1,079,649

Diversified Banks-14.31%

Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	200,000	223,843
BNP Paribas Issuance B.V. (France), 6.64%, 11/22/2019(b)	14,900,000	14,974,236
Citigroup Global Markets Holdings, Inc., 17.87%, 12/06/2019(b)	15,300,000	15,157,326
Credit Agricole S.A. (France), 8.13%(b)(d)	447,000	536,429
JPMorgan Chase Bank, N.A., Series EMV3, 0.00%, 11/08/2019(e)	19,000,000	18,261,677
Royal Bank of Canada (Canada),
7.58%, 11/15/2019	14,800,000	14,873,738
1.73%, 11/20/2019(b)	14,900,000	14,741,366
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.13%, 12/15/2022	285,000	311,019
Societe Generale S.A. (France), 7.38%(b)(d)	246,000	259,530
Standard Chartered PLC (United Kingdom), 7.50%(b)(d)	207,000	220,196
Toronto-Dominion Bank (The) (Canada), 6.08%, 12/02/2019	15,300,000	15,235,620
UBS AG (Switzerland), 16.70%, 12/09/2019(b)	15,300,000	15,300,000
		110,094,980

Diversified Capital Markets-1.90%

Credit Suisse AG (Switzerland), 9.00%, 11/12/2019	14,550,000	14,641,436

Diversified Chemicals-0.17%

Braskem Netherlands Finance B.V. (Brazil),
4.50%, 01/31/2030(b)	355,000	352,337
5.88%, 01/31/2050(b)	410,000	408,155
Chemours Co. (The), 7.00%, 05/15/2025	220,000	212,850
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	354,000	343,380
		1,316,722

Diversified Metals & Mining-0.18%

Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	587,000	600,574

	Principal Amount	Value
Diversified Metals & Mining-(continued)

Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	$390,000	$439,102
Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	350,000	347,375
		1,387,051

Diversified REITs-0.16%

Colony Capital, Inc., Conv.,
3.88%, 01/15/2021	31,000	30,535
5.00%, 04/15/2023	258,000	252,546
iStar, Inc., 4.75%, 10/01/2024	926,000	957,253
		1,240,334

Diversified Support Services-0.06%

IAA, Inc., 5.50%, 06/15/2027(b)	431,000	462,851

Electric Utilities-0.18%

DPL, Inc., 4.35%, 04/15/2029(b)	339,000	338,915
NextEra Energy Capital Holdings, Inc., Series K, Investment Units, 5.25%, 06/01/2076	38,200	1,038,276
		1,377,191

Electrical Components & Equipment-0.09%

EnerSys, 5.00%, 04/30/2023(b)	693,000	718,121

Electronic Equipment & Instruments-0.10%

Itron, Inc., 5.00%, 01/15/2026(b)	443,000	459,612
MTS Systems Corp., 5.75%, 08/15/2027(b)	290,000	304,500
		764,112

Environmental & Facilities Services-0.07%

GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	156,000	165,750
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	381,000	395,287
		561,037

Fertilizers & Agricultural Chemicals-0.06%

OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	460,000	481,735

Financial Exchanges & Data-0.03%

MSCI, Inc., 5.25%, 11/15/2024(b)	185,000	191,013

Food Distributors-0.08%

US Foods, Inc., 5.88%, 06/15/2024(b)	568,000	587,170

Food Retail-0.25%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	737,000	776,614
7.50%, 03/15/2026(b)	306,000	341,573
5.88%, 02/15/2028(b)	341,000	367,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Food Retail-(continued)

Simmons Foods, Inc., 5.75%, 11/01/2024(b)	$419,000	$411,667
		1,896,855

Forest Products-0.06%

Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	425,000	440,938

Gas Utilities-0.22%

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	360,000	400,500
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	1,222,000	1,255,238
		1,655,738

Health Care Equipment-0.01%

Teleflex, Inc., 4.88%, 06/01/2026	56,000	58,993

Health Care Facilities-0.87%

Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	575,000	598,000
Community Health Systems, Inc.,
6.25%, 03/31/2023	738,000	721,856
8.00%, 03/15/2026(b)	373,000	365,540
HCA, Inc.,
7.50%, 02/15/2022	116,000	128,992
5.38%, 02/01/2025	270,000	297,338
5.25%, 04/15/2025	749,000	836,454
5.88%, 02/15/2026	790,000	890,725
5.38%, 09/01/2026	169,000	184,633
5.50%, 06/15/2047	878,000	1,001,018
Tenet Healthcare Corp.,
8.13%, 04/01/2022	350,000	380,187
6.75%, 06/15/2023	1,235,000	1,313,731
		6,718,474

Health Care REITs-0.07%

MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	477,000	504,428

Health Care Services-0.47%

Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(c)	612,000	618,885
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	223,000	126,553
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	581,000	573,011
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	1,084,000	1,016,250
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(b)(c)	697,000	588,965
Surgery Center Holdings, Inc., 10.00%, 04/15/2027(b)	365,000	370,475

	Principal Amount	Value
Health Care Services-(continued)

Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	$465,000	$302,250
		3,596,389

Home Improvement Retail-0.10%

Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	808,000	747,400

Homebuilding-0.46%

Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	472,000	528,640
Beazer Homes USA, Inc., 5.88%, 10/15/2027	72,000	70,920
KB Home, 8.00%, 03/15/2020	199,000	203,537
Lennar Corp.,
8.38%, 01/15/2021	50,000	53,500
5.38%, 10/01/2022	702,000	753,772
5.25%, 06/01/2026	255,000	281,456
Meritage Homes Corp.,
7.15%, 04/15/2020	65,000	66,463
6.00%, 06/01/2025	216,000	242,460
5.13%, 06/06/2027	250,000	270,000
PulteGroup, Inc., 6.38%, 05/15/2033	13,000	14,853
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	358,000	396,932
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	569,000	617,365
		3,499,898

Household Products-0.36%

Energizer Holdings, Inc.,
6.38%, 07/15/2026(b)	85,000	90,848
7.75%, 01/15/2027(b)	308,000	341,880
Reynolds Group Issuer, Inc./LLC,
5.13%, 07/15/2023(b)	41,000	42,166
7.00%, 07/15/2024(b)	1,288,000	1,335,495
Spectrum Brands, Inc., 5.75%, 07/15/2025	935,000	979,413
		2,789,802

Independent Power Producers & Energy Traders-0.28%

AES Corp. (The), 5.50%, 04/15/2025	279,000	290,425
Calpine Corp.,
5.38%, 01/15/2023	384,000	391,181
5.50%, 02/01/2024	400,000	402,500
NRG Energy, Inc.,
7.25%, 05/15/2026	200,000	219,756
6.63%, 01/15/2027	463,000	503,512
5.25%, 06/15/2029(b)	340,000	365,925
		2,173,299

Industrial Machinery-0.32%

Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	963,000	912,442
EnPro Industries, Inc., 5.75%, 10/15/2026	737,000	781,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Industrial Machinery-(continued)

Mueller Industries, Inc., 6.00%, 03/01/2027	$780,000	$793,650
		2,487,312

Integrated Oil & Gas-0.11%

Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	591,000	658,728
Petroleos Mexicanos (Mexico), 6.49%, 01/23/2027(b)	197,000	210,544
		869,272

Integrated Telecommunication Services-0.43%

Altice France S.A. (France), 7.38%, 05/01/2026(b)	600,000	644,007
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	502,000	455,565
8.00%, 10/15/2025(b)	72,000	64,620
CommScope, Inc.,
6.00%, 03/01/2026(b)	300,000	309,750
8.25%, 03/01/2027(b)	443,000	421,284
Frontier Communications Corp.,
10.50%, 09/15/2022	1,653,000	781,043
11.00%, 09/15/2025	378,000	178,605
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	47,000	52,039
7.20%, 07/18/2036	355,000	415,350
		3,322,263

Interactive Media & Services-0.28%

Cable Onda S.A. (Panama), 4.50%, 01/30/2030(b)	230,000	233,512
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	481,000	511,063
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	646,000	675,878
6.63%, 08/15/2027(b)	687,000	709,327
		2,129,780

Investment Banking & Brokerage-3.91%

GS Finance Corp.,
21.69%, 11/25/2019(b)	15,100,000	14,995,381
7.77%, 11/26/2019(b)	15,150,000	15,117,194
		30,112,575

Leisure Products-0.04%

Mattel, Inc., 6.75%, 12/31/2025(b)	286,000	299,943

Managed Health Care-0.18%

Centene Corp., 5.38%, 06/01/2026(b)	276,000	292,836
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	392,000	399,840
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	420,000	441,131
5.38%, 08/15/2026(b)	238,000	253,768
		1,387,575

	Principal Amount	Value
Metal & Glass Containers-0.19%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	$600,000	$631,500
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	405,000	381,712
Trivium Packaging Finance B.V. (Netherlands),
5.50%, 08/15/2026(b)	206,000	216,558
8.50%, 08/15/2027(b)	204,000	217,260
		1,447,030

Movies & Entertainment-0.32%

AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	935,000	891,850
6.13%, 05/15/2027	311,000	282,816
Netflix, Inc.,
5.75%, 03/01/2024	423,000	467,219
5.88%, 11/15/2028	722,000	796,907
		2,438,792

Multi-Utilities-0.30%

Dominion Energy, Inc., Series A, Investment Units, 5.25%, 07/30/2076	38,200	992,436
DTE Energy Co.,
Series B, Investment Units, 5.38%, 06/01/2076	20,300	529,018
Series F, Investment Units, 6.00%, 12/15/2076	15,100	410,720
Series E, Investment Units, 5.25%, 12/01/2077	14,100	379,149
		2,311,323

Oil & Gas Drilling-0.30%

Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	192,000	98,640
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	351,000	299,228
Noble Holding International Ltd., 7.75%, 01/15/2024	656,000	396,880
Plains All American Pipeline, L.P., Series B, 6.13%(d)	351,000	327,841
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	43,441	43,333
7.75%, 12/15/2023	25,000	23,750
5.25%, 11/15/2024	453,000	383,917
Transocean, Inc., 7.50%, 04/15/2031	647,000	436,725
Valaris PLC, 7.75%, 02/01/2026	608,000	322,240
		2,332,554

Oil & Gas Equipment & Services-0.07%

Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	312,000	135,424
SESI, L.L.C., 7.13%, 12/15/2021	487,000	371,337
		506,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-1.24%

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	$614,000	$584,098
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	336,000	265,440
California Resources Corp., 8.00%, 12/15/2022(b)	601,000	177,295
Callon Petroleum Co.,
6.13%, 10/01/2024	849,000	810,795
6.38%, 07/01/2026	189,000	177,187
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	557,000	548,645
Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	300,000	264,000
5.50%, 05/01/2022	198,000	101,475
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	611,000	253,565
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	728,000	677,040
Gulfport Energy Corp.,
6.63%, 05/01/2023	690,000	519,225
6.00%, 10/15/2024	616,000	398,860
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(b)	563,000	540,317
Oasis Petroleum, Inc., 6.88%, 01/15/2023	723,000	629,010
QEP Resources, Inc., 5.63%, 03/01/2026	1,072,000	970,160
SM Energy Co., 6.63%, 01/15/2027	324,000	273,780
Southwestern Energy Co.,
7.50%, 04/01/2026	463,000	408,639
7.75%, 10/01/2027	327,000	282,855
Whiting Petroleum Corp.,
6.25%, 04/01/2023	710,000	518,300
6.63%, 01/15/2026	150,000	93,750
WPX Energy, Inc.,
5.25%, 09/15/2024	869,000	882,035
5.75%, 06/01/2026	150,000	151,313
		9,527,784

Oil & Gas Refining & Marketing-0.33%

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	613,000	600,740
NuStar Logistics L.P., 6.00%, 06/01/2026	648,000	695,758
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	595,000	631,265
Sunoco L.P./Sunoco Finance Corp.,
4.88%, 01/15/2023	385,000	396,069
6.00%, 04/15/2027	200,000	210,500
		2,534,332

	Principal Amount	Value
Oil & Gas Storage & Transportation-0.36%

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 09/15/2024	$350,000	$285,250
5.75%, 01/15/2028(b)	893,000	667,517
Energy Transfer Operating, L.P., Series A, 6.25%(d)	242,000	225,428
SemGroup Corp., 6.38%, 03/15/2025	535,000	557,069
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	642,000	661,273
5.88%, 04/15/2026	377,000	394,945
		2,791,482

Other Diversified Financial Services-0.29%

eG Global Finance PLC (United Kingdom),
6.75%, 02/07/2025(b)	406,000	407,522
8.50%, 10/30/2025(b)	233,000	245,233
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	540,000	520,209
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	390,000	405,600
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	632,000	653,330
		2,231,894

Packaged Foods & Meats-0.37%

B&G Foods, Inc., 5.25%, 04/01/2025	486,000	498,150
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	689,000	744,120
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	383,000	411,828
Post Holdings, Inc.,
5.75%, 03/01/2027(b)	397,000	424,643
5.63%, 01/15/2028(b)	397,000	426,279
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	357,000	371,280
		2,876,300

Paper Products-0.20%

Mercer International, Inc. (Germany),
6.50%, 02/01/2024	476,000	492,065
5.50%, 01/15/2026	163,000	156,998
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	840,000	898,800
		1,547,863

Pharmaceuticals-0.58%

Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	301,000	341,265
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	500,000	520,312
5.50%, 11/01/2025(b)	307,000	321,969
9.00%, 12/15/2025(b)	1,329,000	1,501,504
5.75%, 08/15/2027(b)	126,000	137,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Pharmaceuticals-(continued)

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	$750,000	$499,688
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	825,000	863,156
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	325,000	309,563
		4,494,600

Publishing-0.07%

Meredith Corp., 6.88%, 02/01/2026	546,000	565,509

Railroads-0.14%

Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	1,157,000	1,051,424

Research & Consulting Services-0.08%

Equinix, Inc., 5.88%, 01/15/2026	595,000	633,496

Restaurants-0.20%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	1,023,000	1,056,247
IRB Holding Corp., 6.75%, 02/15/2026(b)	482,000	491,640
		1,547,887

Security & Alarm Services-0.11%

Brink’s Co. (The), 4.63%, 10/15/2027(b)	572,000	580,580
GW B-CR Security Corp. (Canada), 9.50%, 11/01/2027(b)	294,000	302,820
		883,400

Sovereign Debt-16.39%

Abu Dhabi Government International Bond (United Arab Emirates),
3.13%, 10/11/2027(b)	1,100,000	1,150,297
4.13%, 10/11/2047(b)	1,100,000	1,267,615
Angolan Government International Bond (Angola),
9.50%, 11/12/2025(b)	1,000,000	1,129,370
8.25%, 05/09/2028(b)	900,000	942,332
9.38%, 05/08/2048(b)	900,000	954,090
Argentine Republic Government International Bond (Argentina),
4.63%, 01/11/2023	1,100,000	446,600
7.50%, 04/22/2026	1,100,000	470,261
6.88%, 01/26/2027	1,100,000	437,261
Bahrain Government International Bond (Bahrain),
6.75%, 09/20/2029(b)	900,000	1,028,232
6.00%, 09/19/2044(b)	1,200,000	1,211,040
7.50%, 09/20/2047(b)	1,000,000	1,173,750

	Principal Amount	Value
Sovereign Debt-(continued)

Brazilian Government International Bond (Brazil),
8.25%, 01/20/2034	$825,000	$1,143,664
5.63%, 01/07/2041	1,000,000	1,123,760
5.63%, 02/21/2047	1,100,000	1,240,398
Chile Government International Bond (Chile),
3.13%, 01/21/2026	1,650,000	1,738,069
3.86%, 06/21/2047	1,600,000	1,837,616
China Government International Bond (China),
2.63%, 11/02/2027(b)	1,000,000	1,033,110
3.50%, 10/19/2028(b)	900,000	993,707
4.00%, 10/19/2048(b)	1,000,000	1,200,892
Colombia Government International Bond (Colombia),
7.38%, 09/18/2037	800,000	1,136,008
6.13%, 01/18/2041	900,000	1,168,875
5.63%, 02/26/2044	1,000,000	1,245,260
Costa Rica Government International Bond (Costa Rica),
5.63%, 04/30/2043(b)	1,100,000	955,911
7.00%, 04/04/2044(b)	1,000,000	990,010
7.16%, 03/12/2045(b)	1,000,000	998,760
Croatia Government International Bond (Croatia),
5.50%, 04/04/2023(b)	1,400,000	1,549,187
6.00%, 01/26/2024(b)	1,300,000	1,496,863
Dominican Republic International Bond (Dominican Republic),
7.45%, 04/30/2044(b)	875,000	1,051,102
6.85%, 01/27/2045(b)	950,000	1,074,697
6.50%, 02/15/2048(b)	950,000	1,039,072
Ecuador Government International Bond (Ecuador),
9.65%, 12/13/2026(b)	1,000,000	987,760
9.63%, 06/02/2027(b)	1,000,000	975,635
8.88%, 10/23/2027(b)	1,000,000	934,625
Egypt Government International Bond (Egypt),
8.50%, 01/31/2047(b)	1,000,000	1,055,376
7.90%, 02/21/2048(b)	1,000,000	1,004,974
8.70%, 03/01/2049(b)	900,000	967,036
El Salvador Government International Bond (El Salvador),
8.25%, 04/10/2032(b)	897,000	1,036,294
7.65%, 06/15/2035(b)	1,030,000	1,124,373
7.63%, 02/01/2041(b)	950,000	1,034,322
Emirate of Dubai Government International Bonds (United Arab Emirates), 5.25%, 01/30/2043(b)	1,000,000	1,149,371
Hungary Government International Bond (Hungary),
5.75%, 11/22/2023	950,000	1,075,121
5.38%, 03/25/2024	910,000	1,025,482
7.63%, 03/29/2041	710,000	1,169,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt-(continued)

Indonesia Government International Bond (Indonesia),
8.50%, 10/12/2035(b)	$750,000	$1,173,811
6.63%, 02/17/2037(b)	900,000	1,210,717
7.75%, 01/17/2038(b)	750,000	1,119,439
Jordan Government International Bond (Jordan),
6.13%, 01/29/2026(b)	1,000,000	1,058,098
5.75%, 01/31/2027(b)	1,000,000	1,036,565
7.38%, 10/10/2047(b)	1,000,000	1,057,850
Kazakhstan Government International Bond (Kazakhstan),
5.13%, 07/21/2025(b)	950,000	1,078,944
4.88%, 10/14/2044(b)	1,050,000	1,278,191
6.50%, 07/21/2045(b)	900,000	1,309,396
Kenya Government International Bond (Kenya),
6.88%, 06/24/2024(b)	900,000	958,147
7.25%, 02/28/2028(b)	1,100,000	1,164,032
8.25%, 02/28/2048(b)	1,100,000	1,156,702
Lebanon Government International Bond (Lebanon),
6.10%, 10/04/2022(b)	1,000,000	598,930
6.40%, 05/26/2023	1,100,000	651,530
6.65%, 04/22/2024(b)	1,200,000	687,300
Mexico Government International Bond (Mexico), Series A,
6.05%, 01/11/2040	912,000	1,166,229
4.60%, 01/23/2046	1,050,000	1,122,723
5.75%, 10/12/2110	1,050,000	1,223,785
Mongolia Government International Bond (Mongolia),
5.13%, 12/05/2022(b)	1,100,000	1,117,008
5.63%, 05/01/2023(b)	928,000	950,709
8.75%, 03/09/2024(b)	800,000	904,767
Nigeria Government International Bond (Nigeria),
7.70%, 02/23/2038(b)	1,000,000	1,003,400
7.63%, 11/28/2047(b)	1,000,000	978,760
9.25%, 01/21/2049(b)	900,000	999,000
Oman Government International Bond (Oman),
5.63%, 01/17/2028(b)	1,000,000	991,975
6.50%, 03/08/2047(b)	1,200,000	1,114,500
6.75%, 01/17/2048(b)	1,200,000	1,129,380
Pakistan Government International Bond (Pakistan),
8.25%, 04/15/2024(b)	1,000,000	1,092,020
8.25%, 09/30/2025(b)	1,010,000	1,105,095
6.88%, 12/05/2027(b)	1,000,000	1,002,692
Panama Government International Bond (Panama),
7.13%, 01/29/2026	850,000	1,069,946
8.88%, 09/30/2027	769,000	1,103,523
3.88%, 03/17/2028	1,000,000	1,089,385

	Principal Amount	Value
Sovereign Debt-(continued)

Paraguay Government International Bond (Paraguay),
5.00%, 04/15/2026(b)	$1,000,000	$1,103,760
6.10%, 08/11/2044(b)	1,000,000	1,220,010
5.60%, 03/13/2048(b)	900,000	1,039,509
Peruvian Government International Bond (Peru),
2.84%, 06/20/2030	1,000,000	1,034,500
8.75%, 11/21/2033	721,000	1,191,460
5.63%, 11/18/2050	802,000	1,176,943
Philippine Government International Bond (Philippines),
7.75%, 01/14/2031	700,000	1,039,346
6.38%, 01/15/2032	840,000	1,142,211
6.38%, 10/23/2034	750,000	1,061,036
Qatar Government International Bond (Qatar),
6.40%, 01/20/2040(b)	800,000	1,170,698
5.10%, 04/23/2048(b)	900,000	1,149,552
4.82%, 03/14/2049(b)	900,000	1,109,259
Republic of Poland Government International Bond (Poland),
3.00%, 03/17/2023	1,024,000	1,057,654
4.00%, 01/22/2024	995,000	1,077,343
3.25%, 04/06/2026	1,004,000	1,072,117
Republic of South Africa Government International Bond (South Africa),
6.25%, 03/08/2041	1,000,000	1,078,475
5.38%, 07/24/2044	1,050,000	1,010,331
6.30%, 06/22/2048	900,000	955,913
Romanian Government International Bond (Romania),
4.88%, 01/22/2024(b)	952,000	1,047,805
6.13%, 01/22/2044(b)	930,000	1,211,994
5.13%, 06/15/2048(b)	1,050,000	1,213,854
Russian Foreign Bond (Russia),
5.63%, 04/04/2042(b)	1,000,000	1,237,575
5.88%, 09/16/2043(b)	800,000	1,022,588
Russian Foreign Bond - Eurobond (Russia), 5.25%, 06/23/2047(b)	1,000,000	1,195,540
Saudi Government International Bond (Saudi Arabia),
4.50%, 10/26/2046(b)	1,100,000	1,212,717
4.63%, 10/04/2047(b)	1,000,000	1,122,445
5.00%, 04/17/2049(b)	1,000,000	1,187,095
Slovenia Government International Bond (Slovenia), 5.25%, 02/18/2024(b)	1,400,000	1,589,316
Sri Lanka Government International Bond (Sri Lanka),
6.83%, 07/18/2026(b)	1,050,000	1,058,853
7.85%, 03/14/2029(b)	1,050,000	1,089,241
7.55%, 03/28/2030(b)	950,000	961,278
Trinidad & Tobago Government International Bond (Trinidad),
4.38%, 01/16/2024(b)	1,400,000	1,468,264
4.50%, 08/04/2026(b)	1,750,000	1,822,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt-(continued)

Turkey Government International Bond (Turkey),
8.00%, 02/14/2034	$910,000	$1,005,226
6.88%, 03/17/2036	1,048,000	1,034,988
7.25%, 03/05/2038	1,000,000	1,029,375
Ukraine Government International Bond (Ukraine),
7.75%, 09/01/2026(b)	1,100,000	1,184,688
7.75%, 09/01/2027(b)	1,100,000	1,185,882
9.75%, 11/01/2028(b)	900,000	1,072,930
		126,116,234

Specialized Consumer Services-0.16%

ServiceMaster Co., LLC (The),
5.13%, 11/15/2024(b)	942,000	978,502
7.45%, 08/15/2027	254,000	286,068
		1,264,570

Specialized REITs-0.27%

Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	653,000	680,752
Iron Mountain, Inc.,
6.00%, 08/15/2023	203,000	207,821
5.75%, 08/15/2024	115,000	116,294
5.25%, 03/15/2028(b)	173,000	182,515
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	611,000	426,173
SBA Communications Corp.,
4.88%, 07/15/2022	79,000	80,037
4.88%, 09/01/2024	400,000	417,000
		2,110,592

Specialty Chemicals-0.12%

Element Solutions, Inc., 5.88%, 12/01/2025(b)	444,000	465,715
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	458,000	471,740
		937,455

Steel-0.03%

AK Steel Corp., 7.63%, 10/01/2021	250,000	245,830

Systems Software-0.03%

Camelot Finance S.A., 4.50%, 11/01/2026(b)	190,000	192,451

Technology Hardware, Storage & Peripherals-0.09%

Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	620,000	658,130

Textiles-0.08%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	739,000	647,549

	Principal Amount	Value
Trading Companies & Distributors-0.36%

AerCap Global Aviation Trust (Ireland), 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(f)	$400,000	$440,500
BMC East, LLC, 5.50%, 10/01/2024(b)	576,000	601,200
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	554,000	576,160
United Rentals North America, Inc.,
5.88%, 09/15/2026	400,000	426,000
6.50%, 12/15/2026	325,000	353,031
5.50%, 05/15/2027	85,000	89,941
5.25%, 01/15/2030	231,000	243,705
		2,730,537

Trucking-0.07%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
6.38%, 04/01/2024(b)	200,000	209,250
5.25%, 03/15/2025(b)	330,000	337,837
		547,087

Wireless Telecommunication Services-0.89%

Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	207,000	123,424
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	196,000	51,940
Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021	387,000	368,618
Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)	267,000	249,004
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	382,000	399,929
Sprint Corp.,
7.25%, 09/15/2021	1,104,000	1,180,794
11.50%, 11/15/2021	235,000	272,894
7.88%, 09/15/2023	1,808,000	2,000,100
7.63%, 02/15/2025	84,000	92,505
7.63%, 03/01/2026	211,000	233,946
T-Mobile USA, Inc.,
6.38%, 03/01/2025	350,000	364,074
6.50%, 01/15/2026	1,409,000	1,511,293
		6,848,521
Total U.S. Dollar Denominated Bonds & Notes (Cost $429,706,219)		432,808,383

	Shares
Preferred Stocks-20.58%

Alternative Carriers-0.57%

Qwest Corp., 6.50%, Pfd.	47,700	1,215,873
Qwest Corp., 6.75%, Pfd.	47,700	1,255,941
Qwest Corp., 6.13%, Pfd.	26,800	661,960
Qwest Corp., 6.88%, Pfd.	19,100	497,364
Qwest Corp., 6.63%, Pfd.	28,600	740,740
		4,371,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Multi-Asset Income Fund

	Shares	Value
Asset Management & Custody Banks-1.07%

Affiliated Managers Group, Inc., 5.88%, Pfd.	13,100	$349,246
Apollo Global Management, Inc., 6.38%, Series A, Pfd.	12,000	316,440
Apollo Global Management, Inc., 6.38%, Series B, Pfd.	13,100	352,783
Ares Management Corp., 7.00%, Series A, Pfd.	13,600	364,072
Bank of New York Mellon Corp. (The), 5.20%, Pfd.	27,800	710,846
Brightsphere Investment Group, Inc., 5.13%, Pfd.	5,400	134,406
KKR & Co., Inc., 6.75%, Series A, Pfd.	13,300	358,701
KKR & Co., Inc., 6.50%, Series B, Pfd.	10,300	277,997
Legg Mason, Inc., 6.38%, Pfd.	10,900	298,006
Legg Mason, Inc., 5.45%, Pfd.	23,900	624,507
Northern Trust Corp., 5.85%, Series C, Pfd.	18,200	459,732
Oaktree Capital Group, LLC, 6.63%, Series A, Pfd.	8,000	215,760
Oaktree Capital Group, LLC, 6.55%, Series B, Pfd.	10,300	276,967
Prospect Capital Corp., 6.25%, Pfd.	9,500	241,300
State Street Corp., 5.35%, Series G, Pfd.	31,000	859,630
State Street Corp., 5.25%, Series C, Pfd.	13,200	335,676
State Street Corp., 5.90%, Series D, Pfd.	29,900	825,240
State Street Corp., 6.00%, Series E, Pfd.	47,700	1,211,580
		8,212,889

Automobile Manufacturers-0.12%

Ford Motor Co., 6.20%, Pfd.	35,800	952,280

Consumer Finance-0.82%

Capital One Financial Corp., 5.20%, Series G, Pfd.	47,700	1,221,597
Capital One Financial Corp., 6.00%, Series H, Pfd.	47,700	1,295,055
Capital One Financial Corp., 6.00%, Series B, Pfd.	12,300	315,003
Capital One Financial Corp., 6.25%, Series C, Pfd.	8,200	207,706
Capital One Financial Corp., 6.70%, Series D, Pfd.	19,400	491,984
Capital One Financial Corp., 6.20%, Series F, Pfd.	22,100	577,694
Capital One Financial Corp., 5.00%, Series I, Pfd.	77,000	1,935,010
Navient Corp., 6.00%, Pfd.	12,500	296,125
		6,340,174

Diversified Banks-5.29%

Bank of America Corp., 6.20%, Series CC, Pfd.	58,500	1,525,095
Bank of America Corp., 6.00%, Series EE, Pfd.	47,700	1,251,648
Bank of America Corp., 6.00%, Series GG, Pfd.	62,100	1,692,225

	Shares	Value
Diversified Banks-(continued)

Bank of America Corp., 5.88%, Series HH, Pfd.	53,700	$1,457,418
Bank of America Corp., 6.50%, Series Y, Pfd.	54,300	1,387,908
Bank of America Corp., 5.38%, Series KK, Pfd.	83,500	2,221,935
Bank of America Corp., 5.00%, Series LL, Pfd.	68,000	1,764,600
Citigroup, Inc., 6.30%, Series S, Pfd.	45,200	1,186,048
Citigroup, Inc., 7.13%, Series J, Pfd.	48,900	1,410,765
Citigroup, Inc., 6.88%, Series K, Pfd.	69,200	1,958,360
JPMorgan Chase & Co., 5.45%, Series P, Pfd.	4,100	102,664
JPMorgan Chase & Co., 6.13%, Series Y, Pfd.	57,200	1,447,732
JPMorgan Chase & Co., 6.10%, Series AA, Pfd.	76,400	1,960,424
JPMorgan Chase & Co., 6.15%, Series BB, Pfd.	90,700	2,331,897
JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	94,300	2,564,960
JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	77,800	2,216,522
U.S. Bancorp, 5.50%, Series K, Pfd.	27,900	757,206
U.S. Bancorp, 6.50%, Series F, Pfd.	76,400	2,090,304
Wells Fargo & Co., 5.70%, Series W, Pfd.	31,600	819,072
Wells Fargo & Co., 5.50%, Series X, Pfd.	85,900	2,232,541
Wells Fargo & Co., 5.63%, Series Y, Pfd.	45,300	1,194,561
Wells Fargo & Co., 5.20%, Pfd.	60,600	1,533,786
Wells Fargo & Co., 5.13%, Series O, Pfd.	53,000	1,339,840
Wells Fargo & Co., 5.25%, Series P, Pfd.	16,400	415,412
Wells Fargo & Co., 5.85%, Series Q, Pfd.	48,700	1,311,491
Wells Fargo & Co., 6.63%, Series R, Pfd.	27,700	799,699
Wells Fargo & Co., 6.00%, Series T, Pfd.	40,600	1,033,270
Wells Fargo & Co., 6.00%, Series V, Pfd.	26,300	685,378
		40,692,761

Diversified Capital Markets-0.35%

Deutsche Bank Contingent Capital Trust II, 6.55%, Pfd.	21,500	547,175
Deutsche Bank Contingent Capital Trust V, 8.05%, Pfd.	83,600	2,149,356
		2,696,531

Diversified REITs-0.30%

PS Business Parks, Inc., 5.20%, Series W, Pfd.	11,100	284,049
PS Business Parks, Inc., 5.25%, Series X, Pfd.	10,100	261,590
PS Business Parks, Inc., 5.20%, Series Y, Pfd.	11,700	303,615
PS Business Parks, Inc., 5.75%, Series U, Pfd.	9,900	250,470
VEREIT, Inc., 6.70%, Series F, Pfd.	46,388	1,178,255
		2,277,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Multi-Asset Income Fund

	Shares	Value
Electric Utilities-1.64%

Alabama Power Co., 5.00%, Series A, Pfd.	14,300	$375,232
Duke Energy Corp., 5.13%, Pfd.	21,800	552,630
Duke Energy Corp., 5.63%, Pfd.	21,800	592,960
Duke Energy Corp., 5.75%, Series A, Pfd.	50,100	1,397,790
Entergy Arkansas LLC, 4.88%, Pfd.	19,100	506,341
Entergy Arkansas LLC, 4.90%, Pfd.	8,800	235,840
Entergy Louisiana, LLC, 4.88%, Pfd.	20,300	537,544
Entergy Louisiana, LLC, 5.25%, Pfd.	10,500	272,370
Entergy Mississippi, Inc., 4.90%, Pfd.	15,100	410,418
Entergy Texas, Inc., 5.63%, Pfd.	7,000	197,750
Georgia Power Co., 5.00%, Series 2017A, Pfd.	14,300	383,669
Interstate Power & Light Co., 5.10%, Series D, Pfd.	9,000	234,540
NextEra Energy Capital Holdings, Inc., 5.00%, Pfd.	25,900	649,572
NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	37,500	1,041,375
PPL Capital Funding, Inc., 5.90%, Series B, Pfd.	21,500	546,745
SCE Trust III, 5.75%, Series H, Pfd.	13,500	322,245
SCE Trust IV, 5.38%, Series J, Pfd.	20,300	472,584
SCE Trust V, 5.45%, Series K, Pfd.	17,500	418,600
SCE Trust VI, 5.00%, Pfd.	32,300	722,228
Southern Co. (The), 5.25%, Pfd.	43,000	1,131,330
Southern Co. (The), 5.25%, Pfd.	23,900	635,262
Southern Co. (The), 6.25%, Pfd.	36,600	965,874
		12,602,899

Gas Utilities-0.07%

South Jersey Industries, Inc., 5.63%, Pfd.	8,800	230,648
Spire, Inc., 5.90%, Series A, Pfd.	10,900	294,954
		525,602

Health Care REITs-0.09%

Senior Housing Properties Trust, 5.63%, Pfd.	28,600	697,840

Industrial Machinery-0.12%

Stanley Black & Decker, Inc., 5.75%, Investment Units	35,800	926,146

Integrated Telecommunication Services-0.36%

AT&T, Inc., 5.35%, Pfd.	63,100	1,702,438
AT&T, Inc., 5.63%, Pfd.	39,400	1,084,288
		2,786,726

Internet & Direct Marketing Retail-0.12%

eBay, Inc., 6.00%, Pfd.	35,800	952,638

Investment Banking & Brokerage-1.44%

Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	39,400	1,052,374
Charles Schwab Corp. (The), 6.00%, Series C, Pfd.	23,300	627,702

	Shares	Value
Investment Banking & Brokerage-(continued)

Goldman Sachs Group, Inc. (The), 6.30%, Series N, Pfd.	23,900	$629,287
Goldman Sachs Group, Inc. (The), 5.50%, Series J, Pfd.	43,900	1,191,446
Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.	45,300	1,274,289
Morgan Stanley, 5.85%, Series K, Pfd.	62,100	1,717,686
Morgan Stanley, 7.13%, Series E, Pfd.	19,000	552,330
Morgan Stanley, 6.88%, Series F, Pfd.	32,700	930,642
Morgan Stanley, 6.63%, Series G, Pfd.	15,900	404,973
Morgan Stanley, 6.38%, Series I, Pfd.	71,600	2,015,540
Stifel Financial Corp., 6.25%, Series A, Pfd.	6,500	173,680
Stifel Financial Corp., 5.20%, Pfd.	9,300	239,382
Stifel Financial Corp., 6.25%, Series B, Pfd.	8,700	237,771
		11,047,102

Leisure Products-0.08%

Brunswick Corp., 6.50%, Pfd.	8,000	213,920
Brunswick Corp., 6.63%, Pfd.	5,513	151,938
Brunswick Corp., 6.38%, Pfd.	9,800	267,344
		633,202

Life & Health Insurance-1.06%

Aegon N.V., 6.38%, Pfd.	31,600	800,112
Athene Holding Ltd., 6.35%, Series A, Pfd.	41,200	1,158,132
Athene Holding Ltd., 5.63%, Series B, Pfd.	16,000	424,160
Brighthouse Financial, Inc., 6.25%, Pfd.	16,400	440,668
Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	20,300	566,167
Globe Life, Inc., 6.13%, Pfd.	13,100	357,237
MetLife, Inc., 5.63%, Series E, Pfd.	38,400	1,036,800
Prudential Financial, Inc., 5.63%, Pfd.	29,300	795,202
Prudential Financial, Inc., 5.75%, Pfd.	23,900	619,966
Prudential Financial, Inc., 5.70%, Pfd.	33,900	879,366
Prudential PLC, 6.75%, Pfd.	21,500	575,770
Prudential PLC, 6.50%, Pfd.	6,300	169,659
Unum Group, 6.25%, Pfd.	13,100	359,464
		8,182,703

Mortgage REITs-0.05%

Wells Fargo Real Estate Investment Corp., 6.38%, Series A, Pfd.	14,300	365,508

Multi-line Insurance-0.31%

American Financial Group, Inc., 6.00%, Pfd.	12,900	335,658
American Financial Group, Inc., 5.88%, Pfd.	6,000	162,480
American International Group, Inc., 5.85%, Series A, Pfd.	23,900	649,363
Hartford Financial Services Group, Inc. (The), 7.88%, Pfd.	29,800	847,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Multi-Asset Income Fund

	Shares	Value
Multi-line Insurance-(continued)

Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	15,100	$411,777
		2,406,492

Multi-Sector Holdings-0.10%

PartnerRe Ltd., 7.25%, Series H, Pfd.	27,300	735,735

Multi-Utilities-0.58%

Algonquin Power & Utilities Corp., 6.88%, Pfd.	12,600	352,170
Algonquin Power & Utilities Corp., 6.20%, Series 19-A, Pfd.	15,000	416,550
CMS Energy Corp., 5.63%, Pfd.	8,600	232,716
CMS Energy Corp., 5.88%, Pfd.	12,200	335,012
CMS Energy Corp., 5.88%, Pfd.	30,500	852,780
DTE Energy Co., 5.25%, Pfd.	5,000	127,200
Integrys Holding, Inc., 6.00%, Pfd.	17,750	492,563
NiSource, Inc., 6.50%, Series B, Pfd.	23,900	662,269
Sempra Energy, 5.75%, Pfd.	36,130	957,445
		4,428,705

Office REITs-0.25%

Boston Properties, Inc., 5.25%, Series B, Pfd.	9,000	226,620
Office Properties Income Trust, 5.88%, Pfd.	13,600	354,688
SL Green Realty Corp., 6.50%, Series I, Pfd.	9,900	257,598
Vornado Realty Trust, 5.40%, Series L, Pfd.	43,900	1,110,670
		1,949,576

Office Services & Supplies-0.05%

Pitney Bowes, Inc., 6.70%, Pfd.	20,300	421,428

Oil & Gas Refining & Marketing-0.11%

NuStar Energy L.P., 8.50%, Series A, Pfd.	21,800	529,958
NuStar Energy L.P., 9.00%, Series C, Pfd.	7,700	191,961
NuStar Energy L.P., 7.63%, Series B, Pfd.	5,000	113,050
		834,969

Oil & Gas Storage & Transportation-0.41%

DCP Midstream, L.P., 7.88%, Series B, Pfd.	7,100	174,447
DCP Midstream, L.P., 7.95%, Series C, Pfd.	4,800	120,144
Enbridge, Inc., 6.38%, Series B, Pfd.	28,600	785,356
Energy Transfer Operating, L.P., 7.38%, Series C, Pfd.	19,700	477,134
Energy Transfer Operating, L.P., 7.63%, Series D, Pfd.	19,400	478,792
Energy Transfer Operating, L.P., 7.60%, Series E, Pfd.	38,200	965,696
Targa Resources Partners L.P., 9.00%, Series A, Pfd.	6,200	170,066
		3,171,635

	Shares	Value
Other Diversified Financial Services-0.09%

National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	10,900	$300,840
Voya Financial, Inc., 5.35%, Series B, Pfd.	13,100	355,141
		655,981

Property & Casualty Insurance-1.05%

Allstate Corp. (The), 5.63%, Series G, Pfd.	33,400	903,804
Allstate Corp. (The), 5.10%, Pfd.	21,800	575,956
Allstate Corp. (The), 5.63%, Series A, Pfd.	12,600	332,766
Allstate Corp. (The), 5.10%, Series H, Pfd.	53,700	1,408,551
Arch Capital Group Ltd., 5.25%, Series E, Pfd.	19,700	502,350
Arch Capital Group Ltd., 5.45%, Series F, Pfd.	17,900	464,505
Argo Group U.S., Inc., 6.50%, Pfd.	6,800	176,256
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	14,000	364,560
Aspen Insurance Holdings Ltd., 5.95%, Pfd.	12,000	323,520
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	10,900	285,798
Assured Guaranty Municipal Holdings, Inc., 6.25%, Pfd.	17,300	453,260
AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	37,000	955,710
Hanover Insurance Group, Inc. (The), 6.35%, Pfd.	7,300	187,975
W. R. Berkley Corp., 5.75%, Pfd.	21,500	556,850
W. R. Berkley Corp., 5.70%, Pfd.	8,000	211,360
W. R. Berkley Corp., 5.63%, Pfd.	13,600	341,496
		8,044,717

Real Estate Operating Companies-0.07%

Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	8,100	216,351
Brookfield Property Partners L.P., 6.38%, Series A2, Pfd.	11,000	301,730
		518,081

Regional Banks-1.91%

Associated Banc-Corp., 5.88%, Series E, Pfd.	4,300	116,272
BB&T Corp., 5.63%, Series H, Pfd.	59,300	1,577,973
BB&T Corp., 5.20%, Series G, Pfd.	11,300	288,489
BOK Financial Corp., 5.38%, Pfd.	7,100	184,174
Citizens Financial Group, Inc., 6.35%, Series D, Pfd.	13,400	375,870
Commerce Bancshares, Inc., 6.00%, Series B, Pfd.	6,900	181,470
Cullen/Frost Bankers, Inc., 5.38%, Pfd.	7,100	184,529
Fifth Third Bancorp, 6.63%, Series I, Pfd.	19,700	561,844
Fifth Third Bancorp, 6.00%, Series A, Pfd.	8,800	241,648
Fifth Third Bancorp, 4.95%, Series K, Pfd.	11,900	310,471
First Horizon National Corp., 6.20%, Series A, Pfd.	4,500	115,425
First Republic Bank, 5.50%, Series G, Pfd.	6,600	171,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Multi-Asset Income Fund

	Shares	Value
Regional Banks-(continued)

First Republic Bank, 5.13%, Series H, Pfd.	8,800	$229,240
First Republic Bank, 5.50%, Series I, Pfd.	13,100	348,460
First Republic Bank, 5.70%, Series F, Pfd.	4,200	108,570
FNB Corp., 7.25%, Pfd.	5,600	166,880
Hancock Whitney Corp., 5.95%, Pfd.	6,200	160,890
Huntington Bancshares, Inc., 6.25%, Series D, Pfd.	22,400	587,104
Huntington Bancshares, Inc., 5.88%, Series C, Pfd.	8,200	218,940
IBERIABANK Corp., 6.10%, Series D, Pfd.	4,400	116,996
KeyCorp, 6.13%, Series E, Pfd.	23,800	713,524
KeyCorp, 5.65%, Series F, Pfd.	20,300	541,401
KeyCorp, 5.63%, Series G, Pfd.	19,700	527,960
People’s United Financial, Inc., 5.63%, Series A, Pfd.	10,500	282,765
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.	78,800	2,142,572
PNC Financial Services Group, Inc. (The), 5.38%, Series Q, Pfd.	14,600	377,702
Regions Financial Corp., 6.38%, Series A, Pfd.	18,300	471,957
Regions Financial Corp., 6.38%, Series B, Pfd.	28,600	816,530
Regions Financial Corp., 5.70%, Series C, Pfd.	23,900	654,860
Synovus Financial Corp., 6.30%, Series D, Pfd.	8,600	228,072
Synovus Financial Corp., 5.88%, Series E, Pfd.	15,300	404,532
TCF Financial Corp., 5.70%, Series C, Pfd.	7,900	211,325
Texas Capital Bancshares, Inc., 6.50%, Series A, Pfd.	12,500	328,625
Valley National Bancorp, 5.50%, Series B, Pfd.	4,400	114,312
Valley National Bancorp, 6.25%, Series A, Pfd.	5,050	148,571
Webster Financial Corp., 5.25%, Series F, Pfd.	6,300	163,800
Wintrust Financial Corp., 6.50%, Series D, Pfd.	5,400	157,842
Zions Bancorp. N.A., 6.30%, Series G, Pfd.	5,800	161,124
		14,694,715

Reinsurance-0.32%

Enstar Group Ltd., 7.00%, Series D, Pfd.	17,500	478,800
Enstar Group Ltd., 7.00%, Series E, Pfd.	4,800	129,600
Reinsurance Group of America, Inc., 5.75%, Pfd.	23,900	674,458
Reinsurance Group of America, Inc., 6.20%, Pfd.	15,600	425,256
RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	11,800	318,718
RenaissanceRe Holdings Ltd., 5.38%, Series E, Pfd.	17,100	432,288
		2,459,120

	Shares	Value
Residential REITs-0.14%

American Homes 4 Rent, 5.88%, Series F, Pfd.	8,300	$216,962
American Homes 4 Rent, 5.88%, Series G, Pfd.	4,500	119,475
American Homes 4 Rent, 6.50%, Series D, Pfd.	12,100	324,159
American Homes 4 Rent, 6.35%, Series E, Pfd.	10,600	281,748
American Homes 4 Rent, 6.25%, Series H, Pfd.	4,000	107,720
		1,050,064

Retail REITs-0.34%

Federal Realty Investment Trust, 5.00%, Series C, Pfd.	6,600	169,620
Kimco Realty Corp., 5.13%, Series L, Pfd.	13,800	350,520
Kimco Realty Corp., 5.25%, Class M, Pfd.	13,800	357,972
Kimco Realty Corp., 5.50%, Series J, Pfd.	9,900	251,064
National Retail Properties, Inc., 5.20%, Series F, Pfd.	19,100	494,690
SITE Centers Corp., 6.50%, Series J, Pfd.	8,800	221,144
SITE Centers Corp., 6.38%, Series A, Pfd.	11,600	313,200
SITE Centers Corp., 6.25%, Series K, Pfd.	7,200	184,824
Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	7,800	203,814
Washington Prime Group, Inc., 7.50%, Series H, Pfd.	4,400	100,320
		2,647,168

Specialized REITs-0.81%

Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	15,600	407,316
Digital Realty Trust, Inc., 6.63%, Series C, Pfd.	10,900	290,267
Digital Realty Trust, Inc., 5.88%, Series G, Pfd.	10,600	268,922
Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	10,900	297,897
Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	14,300	371,800
EPR Properties, 5.75%, Series G, Pfd.	6,300	165,375
Public Storage, 5.40%, Series B, Pfd.	24,900	644,910
Public Storage, 5.13%, Series C, Pfd.	22,600	581,046
Public Storage, 4.95%, Series D, Pfd.	29,500	753,725
Public Storage, 4.90%, Series E, Pfd.	35,800	909,320
Public Storage, 5.15%, Series F, Pfd.	9,700	254,528
Public Storage, 5.05%, Series G, Pfd.	11,600	299,976
Public Storage, 5.88%, Series A, Pfd.	8,400	212,268
Public Storage, 5.20%, Series W, Pfd.	7,700	195,426
Public Storage, 5.60%, Series H, Pfd.	10,900	301,603
Public Storage, 4.88%, Series I, Pfd.	12,000	314,160
		6,268,539

Specialty Stores-0.03%

QVC, Inc., 6.38%, Pfd.	10,000	265,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Multi-Asset Income Fund

	Shares	Value
Thrifts & Mortgage Finance-0.09%

New York Community Bancorp, Inc., 6.38%, Series A, Pfd.	24,600	$686,832

Trading Companies & Distributors-0.08%

Air Lease Corp., 6.15%, Series A, Pfd.	10,900	295,717
GATX Corp., 5.63%, Pfd.	6,800	182,920
Triton International Ltd., 8.00%, Pfd.	6,300	166,950
		645,587

Wireless Telecommunication Services-0.29%

Telephone & Data Systems, Inc., 7.00%, Pfd.	19,100	485,904
Telephone & Data Systems, Inc., 5.88%, Pfd.	13,100	327,893
Telephone & Data Systems, Inc., 6.88%, Pfd.	10,300	261,620
United States Cellular Corp., 7.25%, Pfd.	19,100	520,857
United States Cellular Corp., 6.95%, Pfd.	9,300	236,964
United States Cellular Corp., 7.25%, Pfd.	15,500	405,325
		2,238,563
Total Preferred Stocks (Cost $153,391,681)		158,387,765

Common Stocks & Other Equity Interests-7.23%

Industrial REITs-0.43%

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	112,370	3,355,368

Mortgage REITs-6.80%

AG Mortgage Investment Trust, Inc.	58,672	917,630
AGNC Investment Corp.	163,289	2,784,077
Annaly Capital Management, Inc.	423,119	3,799,609
Anworth Mortgage Asset Corp.	117,748	402,698
Apollo Commercial Real Estate Finance, Inc.	146,691	2,684,445
Arbor Realty Trust, Inc.	215,114	2,938,457
Ares Commercial Real Estate Corp.	35,650	552,575
Blackstone Mortgage Trust, Inc., Class A	88,842	3,224,965
Capstead Mortgage Corp.	137,110	1,059,860
Cherry Hill Mortgage Investment Corp.	28,078	379,615
Chimera Investment Corp.	174,543	3,536,241
Dynex Capital, Inc.	28,527	460,996
Ellington Residential Mortgage REIT	47,818	519,782
Granite Point Mortgage Trust, Inc.	55,020	1,023,372
KKR Real Estate Finance Trust, Inc.	50,877	1,020,084
Ladder Capital Corp.	168,274	2,906,092
MFA Financial, Inc.	381,762	2,897,574
New Residential Investment Corp.	213,944	3,388,873
New York Mortgage Trust, Inc.	164,358	1,028,881
Orchid Island Capital, Inc.	155,462	865,923
PennyMac Mortgage Investment Trust	126,032	2,884,873
Ready Capital Corp.	34,597	547,671
Redwood Trust, Inc.	157,113	2,567,226
Starwood Property Trust, Inc.	144,310	3,550,026
TPG RE Finance Trust, Inc.	140,199	2,836,226
Two Harbors Investment Corp.	217,547	3,017,377

		Shares	Value

Mortgage REITs-(continued)
Western Asset Mortgage Capital Corp.		50,627	$508,295
			52,303,443
Total Common Stocks & Other Equity Interests (Cost $51,473,425)			55,658,811

		Principal
		Amount

U.S. Treasury Securities-6.31%

U.S. Treasury Bills-0.05%

1.92% - 2.08%, 12/19/2019(g)		$390,000	388,971

U.S. Treasury Bonds-6.26%

4.25%, 11/15/2040		35,100,000	48,158,982
Total U.S. Treasury Securities (Cost $46,702,299)			48,547,953

Exchange-Traded Notes-1.79%

ETRACS Alerian MLP Index ETN (linked to the Alerian MLP Index - 0.14%) , 8.60%, 11/01/2019 (Cost $ 14,550,000)		14,550,000	13,740,429

		Shares

Exchange-Traded Funds-1.74%

Vanguard Real Estate ETF		91,000	8,581,300
Alerian MLP ETF		560,000	4,782,400
Total Exchange-Traded Funds (Cost $13,019,280)			13,363,700

		Principal
		Amount

Asset-Backed Securities-0.37%

Apidos CLO XV, Series 2013-15A, Class CRR, 3.82% (3 mo. USD LIBOR + 1.85%), 04/20/2031(b)(f)		$522,000	494,479
Bain Capital Credit CLO, Ltd. (Cayman Islands),
Series 2019-1A, Class C, 4.75% (3 mo. USD LIBOR + 2.75%), 04/18/2032(b)(f)		485,000	485,281
Series 2019-3A, Class C, 1.00% (3 mo. USD LIBOR + 2.85%), 10/21/2032(b)(f)		344,000	344,170
Magnetite XXIII Ltd., Series 2019-23A, Class C, 1.00% (3 mo. USD LIBOR + 2.40%), 10/25/2032(b)(f)		524,000	525,965
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class C1, 1.00% (3 mo. USD LIBOR + 2.60%), 01/20/2033(b)(f)		525,000	525,262
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class CR2, 3.64% (3 mo. USD LIBOR + 1.70%), 01/25/2031(b)(f)		514,558	482,101
Total Asset-Backed Securities (Cost $2,873,186)			2,857,258

Non-U.S. Dollar Denominated Bonds & Notes-0.10%(h)

Diversified Banks-0.03%
Erste Group Bank AG (Austria), 6.50%(b)(d)	EUR	200,000	257,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Multi-Asset Income Fund

		Principal Amount	Value
Food Retail-0.04%

Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	250,000	$267,166

Other Diversified Financial Services–0.02%

eG Global Finance PLC (United Kingdom), 6.25%, 10/30/2025(b)	EUR	100,000	115,487

Textiles-0.01%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	100,000	94,800
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $816,593)			734,492

U.S. Government Sponsored Agency Mortgage-Backed Securities-0.01%

Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 5.05% (1 mo. USD LIBOR + 3.25%), 10/15/2049(b)(f) (Cost $107,000)		$107,000	107,000

	Shares	Value

Money Market Funds-7.77%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%(i)	20,918,386	$20,918,386

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(i)	14,943,818	14,949,795

Invesco Treasury Portfolio, Institutional Class, 1.66%(i)	23,906,727	23,906,727

Total Money Market Funds (Cost $59,773,514)		59,774,908

Options Purchased-0.02%
(Cost $142,800)(j)		155,459

TOTAL INVESTMENTS IN SECURITIES-102.17% (Cost $772,555,997)		786,136,158

OTHER ASSETS LESS LIABILITIES-(2.17)%		(16,683,817)

NET ASSETS-100.00%		$769,452,341

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Conv.	- Convertible
ETF	- Exchange-Traded Fund
ETN	- Exchange Traded Notes
EUR	- Euro
GBP	- British Pound Sterling
LIBOR - London Interbank Offered Rate
MLP	- Master Limited Partnership
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $260,374,731, which represented 33.84% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.
(j)	The table below details options purchased.

Open Over-The-Counter Credit Default Swaptions Purchased
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(a)	Notional Value	Value
Credit Risk
Citibank N.A.	Put	106.00%	Markit CDX North American High Yield Index, Series 33	5.00%	Quarterly	01/15/2020	1.072%	$17,000,000	$155,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Multi-Asset Income Fund

(a)

Implied credit spreads represent the current level, as of October 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written
(Pay)/
				Receive			Implied				Unrealized
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Premiums	Notional		Appreciation
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(a)	Received	Value	Value	(Depreciation)
Credit Risk
Citibank N.A.	Put	103.50%	Markit CDX North American High Yield Index, Series 33	5.00%	Quarterly	01/15/2020	1.072%	$(56,525)	$(17,000,000)	$(64,398)	$(7,873)
(a)

Implied credit spreads represent the current level, as of October 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Equity Risk

E-Mini Russell 2000 Index	132	December-2019	$10,318,440	$206,530	$206,530

E-Mini S&P 500 Index	219	December-2019	33,242,010	349,408	349,408

EURO STOXX 50 Index	877	December-2019	35,300,272	1,052,860	1,052,860

FTSE 100 Index	439	December-2019	41,205,012	(409,635)	(409,635)

Hang Seng Index	64	November-2019	11,019,570	64,307	64,307

Tokyo Stock Price Index	267	December-2019	41,252,848	2,961,217	2,961,217

Subtotal				4,224,687	4,224,687

Interest Rate Risk

Long Gilt	111	December-2019	19,100,250	(253,234)	(253,234)

Subtotal-Long Futures Contracts				3,971,453	3,971,453

Short Futures Contracts

Interest Rate Risk

Euro-Bund	48	December-2019	(9,195,066)	91,874	91,874

U.S. Treasury Long Bonds	30	December-2019	(4,841,250)	(19,671)	(19,671)

Subtotal-Short Futures Contracts				72,203	72,203

Total Futures Contracts				$4,043,656	$4,043,656

(a)	Futures contracts collateralized by $9,700,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
11/29/2019	Goldman Sachs International	EUR	1,115,981	USD	1,247,799	$1,136

Currency Risk
11/29/2019	Goldman Sachs International	GBP	164,512	USD	201,777	(11,489)
Total Forward Foreign Currency Contracts						$(10,353)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Multi-Asset Income Fund

Open Over-The-Counter Total Return Swap Agreements(a)
								Upfront
								Payments
	Pay/		Fixed	Payment	Number of			Paid		Unrealized
Counterparty	Receive	Reference Entity	Rate	Frequency	Contracts	Maturity Date	Notional Value	(Received)	Value	Appreciation
Equity Risk
Morgan Stanley & Co. International PLC	Receive	Markit iBoxx USD Liquid Leveraged Loan Index	1.00%	Quarterly	8,958	December-2019	$1,560,000	$-	$660	$660

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:

Investments in securities, at value (Cost $712,782,483)	$726,361,250
Investments in affiliated money market funds, at value (Cost $59,773,514)	59,774,908
Other investments:
Unrealized appreciation on swap agreements - OTC	660
Unrealized appreciation on forward foreign currency contracts outstanding	1,136
Deposits with brokers:
Cash collateral - exchange-traded futures contracts	9,700,000
Cash	9,504
Foreign currencies, at value (Cost $948,616)	963,351
Receivable for:
Interest	5,065,694
Fund shares sold	1,624,040
Dividends	576,202
Investments sold	378,553
Fund expenses absorbed	10,154
Investment for trustee deferred compensation and retirement plans	35,028
Other assets	25,237
Total assets	804,525,717

Liabilities:

Other investments:
Options written, at value (premiums received $56,525)	64,398
Variation margin payable - futures contracts	299,028
Unrealized depreciation on forward foreign currency contracts outstanding	11,489
Swaps payable - OTC	3,620
Payable for:
Investments purchased	33,487,507
Fund shares reacquired	435,924
Accrued fees to affiliates	387,733
Accrued trustees’ and officers’ fees and benefits	1,724
Accrued other operating expenses	342,376
Trustee deferred compensation and retirement plans	39,577
Total liabilities	35,073,376
Net assets applicable to shares outstanding	$769,452,341

Net assets consist of:

Shares of beneficial interest	$776,564,385

Distributable earnings (loss)	(7,112,044)

$769,452,341

Net Assets:

Class A	$188,655,220

Class C	$118,618,573

Class R	$5,202,258

Class Y	$397,302,834

Class R5	$104,392

Class R6	$59,569,064

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	17,490,635

Class C	11,007,293

Class R	482,426

Class Y	36,828,690

Class R5	9,672

Class R6	5,521,621

Class A:
Net asset value per share	$10.79

Maximum offering price per share (Net asset value of $10.79 ÷ 94.50%)	$11.42

Class C:

Net asset value and offering price per share	$10.78

Class R:
Net asset value and offering price per share	$10.78

Class Y:
Net asset value and offering price per share	$10.79

Class R5:
Net asset value and offering price per share	$10.79

Class R6:
Net asset value and offering price per share	$10.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:

Interest	$22,358,611

Dividends	14,723,153

Dividends from affiliated money market funds	702,307

Total investment income	37,784,071

Expenses:
Advisory fees	3,058,241

Administrative services fees	100,487

Custodian fees	23,675

Distribution fees:
Class A	373,104

Class C	940,265

Class R	15,491

Transfer agent fees – A, C, R and Y	708,193

Transfer agent fees – R5	103

Transfer agent fees – R6	2,022

Trustees’ and officers’ fees and benefits	26,441

Registration and filing fees	105,444

Licensing fees	244,983

Reports to shareholders	61,801

Professional services fees	66,716

Other	34,374

Total expenses	5,761,340

Less: Fees waived and/or expense offset arrangement(s)	(724,258)

Net expenses	5,037,082

Net investment income	32,746,989

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(4,060,440)

Foreign currencies	(3,342)

Forward foreign currency contracts	135,771

Futures contracts	(4,419,407)

Option contracts written	43,591

Swap agreements	73,029

(8,230,798)

Change in net unrealized appreciation (depreciation) of:
Investment securities	38,913,373

Foreign currencies	35,436

Forward foreign currency contracts	(84,786)

Futures contracts	10,989,783

Option contracts written	(7,873)

Swap agreements	78,940

49,924,873

Net realized and unrealized gain	41,694,075

Net increase in net assets resulting from operations	$74,441,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$32,746,989	$30,272,833

Net realized gain (loss)	(8,230,798)	(9,527,766)

Change in net unrealized appreciation (depreciation)	49,924,873	(40,573,906)

Net increase (decrease) in net assets resulting from operations	74,441,064	(19,828,839)

Distributions to shareholders from distributable earnings:
Class A	(8,046,699)	(9,472,855)

Class C	(4,404,348)	(4,242,332)

Class R	(158,155)	(111,408)

Class Y	(18,244,593)	(19,669,652)

Class R5	(7,039)	(4,901)

Class R6	(3,184,274)	(3,632,822)

Total distributions from distributable earnings	(34,045,108)	(37,133,970)

Share transactions–net:
Class A	47,016,424	(44,754,951)

Class C	27,173,051	18,810,856

Class R	2,790,424	801,652

Class Y	88,523,815	(11,409,554)

Class R5	(52,932)	126,787

Class R6	1,874,966	(2,001,854)

Net increase (decrease) in net assets resulting from share transactions	167,325,748	(38,427,064)

Net increase (decrease) in net assets	207,721,704	(95,389,873)

Net assets:
Beginning of year	561,730,637	657,120,510

End of year	$769,452,341	$561,730,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Multi-Asset Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/19	$10.07	$0.55	$0.74	$1.29	$(0.57)	$-	$(0.57)	$10.79	13.18%	$188,655	0.84	%(d)	0.97	%(d)	5.21	%(d)	76%
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)	131,971	0.85		1.00		4.76		59
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	-	(0.49)	11.01	9.64	191,395	0.86		1.06		4.53		40
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	-	(0.50)	10.51	9.44	91,585	1.04		1.28		4.60		101
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	-	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Class C
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	-	(0.49)	10.78	12.35	118,619	1.59	(d)	1.72	(d)	4.46	(d)	76
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)	85,370	1.60		1.75		4.01		59
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	-	(0.41)	11.00	8.83	74,211	1.61		1.81		3.78		40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	-	(0.42)	10.50	8.62	24,238	1.79		2.03		3.85		101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	-	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Class R
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	-	(0.55)	10.78	12.80	5,202	1.09	(d)	1.22	(d)	4.96	(d)	76
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)	2,220	1.10		1.25		4.51		59
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	-	(0.46)	11.01	9.37	1,608	1.11		1.31		4.28		40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	-	(0.47)	10.51	9.28	538	1.29		1.53		4.35		101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	-	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Class Y
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	-	(0.60)	10.79	13.47	397,303	0.59	(d)	0.72	(d)	5.46	(d)	76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	288,116	0.60		0.75		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	-	(0.52)	11.01	9.91	328,798	0.61		0.81		4.78		40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	-	(0.52)	10.51	9.71	31,049	0.79		1.03		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	-	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Class R5
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	-	(0.60)	10.79	13.35	104	0.59	(d)	0.68	(d)	5.46	(d)	76
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)	150	0.60		0.69		5.01		59
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	-	(0.52)	11.01	9.81	30	0.61		0.72		4.78		40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	-	(0.52)	10.52	9.82	19	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	-	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Class R6
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	-	(0.60)	10.79	13.47	59,569	0.59	(d)	0.60	(d)	5.46	(d)	76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	53,904	0.60		0.63		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	-	(0.52)	11.01	9.91	61,077	0.61		0.69		4.78		40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	-	(0.52)	10.51	9.71	49,388	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	-	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $149,242, $94,027, $3,098, $321,814, $119 and $55,754 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Multi-Asset Income Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to provide current income.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

34                         Invesco Multi-Asset Income Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

35                         Invesco Multi-Asset Income Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Exchange-traded Notes – The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates, and economic legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are subject to credit risk, including the credit risk of the issuer, and counterparty risk.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement

36                         Invesco Multi-Asset Income Fund

of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

37                         Invesco Multi-Asset Income Fund

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

38                         Invesco Multi-Asset Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.500%
Next $500 million	0.450%
Next $500 million	0.400%
Over $1.5 billion	0.390%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $32,487 and reimbursed class level expenses of $181,017, $114,046, $3,758, $390,333, $100 and $1,042 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $126,007 in front-end sales commissions from the sale of Class A shares and $4,095 and $15,786 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

39                         Invesco Multi-Asset Income Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$3,349,599	$429,458,784	$–	$432,808,383
Preferred Stocks	158,387,765	–	–	158,387,765
Common Stocks & Other Equity Interests	55,658,811	–	–	55,658,811
U.S. Treasury Securities	–	48,547,953	–	48,547,953
Exchange-Traded Notes	–	13,740,429	–	13,740,429
Exchange-Traded Funds	13,363,700	–	–	13,363,700
Asset-Backed Securities	–	2,857,258	–	2,857,258
Non-U.S. Dollar Denominated Bonds & Notes	–	734,492	–	734,492
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	107,000	–	107,000
Money Market Funds	59,774,908	–	–	59,774,908
Options Purchased	–	155,459	–	155,459
Total Investments in Securities	290,534,783	495,601,375	–	786,136,158

Other Investments - Assets*
Futures Contracts	4,726,196	–	–	4,726,196
Forward Foreign Currency Contracts	–	1,136	–	1,136
Swap Agreements	–	660	–	660
	4,726,196	1,796	–	4,727,992

Other Investments - Liabilities*
Futures Contracts	(682,540)	–	–	(682,540)
Forward Foreign Currency Contracts	–	(11,489)	–	(11,489)
Options Written	–	(64,398)	–	(64,398)
	(682,540)	(75,887)	–	(758,427)
Total Other Investments	4,043,656	(74,091)	–	3,969,565
Total Investments	$294,578,439	$495,527,284	$–	$790,105,723

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

40                         Invesco Multi-Asset Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded	$-	$4,634,322	$91,874	$4,726,196
Unrealized appreciation on forward foreign currency contracts outstanding	1,136	-	-	1,136
Unrealized appreciation on swap agreements – OTC	-	660	-	660
Options purchased, at value – OTC	-	-	155,459	155,459
Total Derivative Assets	1,136	4,634,982	247,333	4,883,451
Derivatives not subject to master netting agreements	-	(4,634,322)	(91,874)	(4,726,196)
Total Derivative Assets subject to master netting agreements	$1,136	$660	$155,459	$157,255

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded	$-	$(409,635)	$(272,905)	$(682,540)
Unrealized depreciation on forward foreign currency contracts outstanding	(11,489)	-	-	(11,489)
Options written, at value – OTC	-	-	(64,398)	(64,398)
Total Derivative Liabilities	(11,489)	(409,635)	(337,303)	(758,427)
Derivatives not subject to master netting agreements	-	409,635	272,905	682,540
Total Derivative Liabilities subject to master netting agreements	$(11,489)	$-	$(64,398)	$(75,887)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets				Financial Derivative Liabilities
	Forward				Forward
	Foreign				Foreign
	Currency	Options	Swap	Total	Currency	Options	Swap	Total	Net Value of	Collateral		Net
Counterparty	Contracts	Purchased	Agreements	Assets	Contracts	Written	Agreements	Liabilities	Derivatives	(Received/Pledged)		Amount
										Non-Cash	Cash

Citibank N.A.	$–	$155,459	$–	$155,459	$–	$(64,398)	$–	$(64,398)	$91,061	$–	$–	$91,061
Goldman Sachs International	1,136	–	–	1,136	(11,489)	–	–	(11,489)	(10,353)	–	–	(10,353)
Morgan Stanley & Co. International PLC	–	–	660	660	–	–	–	–	660	–	–	660
Total	$1,136	$155,459	$660	$157,255	$(11,489)	$(64,398)	$–	$(75,887)	$81,368	$–	$–	$81,368

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Commodity	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$135,771	$-	$-	$135,771
Futures contracts	-	-	-	(9,905,953)	5,486,546	(4,419,407)
Options purchased(a)	-	-	(14,950)	-	(8,642)	(23,592)
Options written	-	-	-	-	43,591	43,591
Swap agreements	9,580	64,360	-	-	(911)	73,029

41                         Invesco Multi-Asset Income Fund

	Location of Gain (Loss) on Statement of Operations
	Commodity	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Risk	Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$-	$(84,786)	$-	$-	$(84,786)

Futures contracts	-	-	-	10,900,329	89,454	10,989,783

Options purchased(a)	-	12,659	-	-	-	12,659

Options written	-	(7,873)	-	-	-	(7,873)

Swap agreements	-	78,280	-	660	-	78,940

Total	$9,580	$147,426	$36,035	$995,036	$5,610,038	$6,798,115

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swaptions	Options	Swaptions	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Agreements

Average notional value	$1,708,969	$207,474,180	$13,483,333	$3,326,900	$11,775,000	$5,005,833

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,475.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$34,045,108	$32,572,785

Long-term capital gain	–	4,561,185

Total distributions	$34,045,108	$37,133,970

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$2,646,200

Net unrealized appreciation – investments	10,457,020

Net unrealized appreciation – foreign currencies	44,679

Temporary book/tax differences	(32,362)

Capital loss carryforward	(20,227,581)

Shares of beneficial interest	776,564,385

Total net assets	$769,452,341

42                         Invesco Multi-Asset Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, futures contracts and bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,551,292	$15,676,289	$20,227,581

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $361,522,805 and $390,524,390, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $50,244,734 and $4,276,289, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$24,544,587

Aggregate unrealized (depreciation) of investments	(14,087,567)

Net unrealized appreciation of investments	$10,457,020

Cost of investments for tax purposes is $779,648,703.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, futures contracts and swap agreement income, on October 31, 2019, undistributed net investment income was increased by $1,238,190, undistributed net realized gain (loss) was decreased by $1,232,495 and shares of beneficial interest was decreased by $5,695. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	8,223,833	$87,125,025	6,711,689	$72,173,241

Class C	4,641,964	49,080,633	3,387,904	36,193,139

Class R	296,704	3,159,273	106,045	1,135,961

Class Y	20,007,093	210,574,513	17,453,638	186,994,732

Class R5	-	-	12,597	131,905

Class R6	313,437	3,304,813	901,885	9,518,938

Issued as reinvestment of dividends:

Class A	595,188	6,219,236	800,753	8,552,192

Class C	280,127	2,924,043	289,651	3,084,082

Class R	15,040	157,523	10,392	110,374

Class Y	1,272,079	13,304,500	1,427,830	15,212,966

Class R5	620	6,439	382	4,023

Class R6	304,898	3,182,818	341,361	3,632,071

43                         Invesco Multi-Asset Income Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	326,563	$3,379,001	-	$-

Class C	(326,877)	(3,379,001)	-	-

Reacquired:

Class A	(4,758,793)	(49,706,838)	(11,796,159)	(125,480,384)

Class C	(2,072,188)	(21,452,624)	(1,940,964)	(20,466,365)

Class R	(49,757)	(526,372)	(42,138)	(444,683)

Class Y	(13,054,343)	(135,355,198)	(20,140,304)	(213,617,252)

Class R5	(5,794)	(59,371)	(867)	(9,141)

Class R6	(447,891)	(4,612,665)	(1,439,258)	(15,152,863)

Net increase (decrease) in share activity	15,561,903	$167,325,748	(3,915,563)	$(38,427,064)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganizations (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Global Multi-Asset Income Fund and Invesco Oppenheimer Capital Income Fund (the “Target Funds”) in exchange for shares of the Fund.

The reorganization is expected to be consummated in or around April or May 2020. Upon closing of the reorganization, shareholders of each Target Fund will receive shares of the Fund in exchange for their shares of the corresponding Target Fund, and the Target Funds will liquidate and cease operations.

44                         Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45                         Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/19)	(10/31/19)[1]	Period[2]	(10/31/19)	Period[2]	Ratio
Class A	$1,000.00	$1,040.20	$4.32	$1,020.97	$4.28	0.84%
Class C	1,000.00	1,035.40	8.16	1,017.19	8.08	1.59
Class R	1,000.00	1,038.90	5.60	1,019.71	5.55	1.09
Class Y	1,000.00	1,040.50	3.03	1,022.23	3.01	0.59
Class R5	1,000.00	1,041.50	3.04	1,022.23	3.01	0.59
Class R6	1,000.00	1,040.50	3.03	1,022.23	3.01	0.59

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

46                         Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

47                         Invesco Multi-Asset Income Fund

below the performance of the Index for the one year period, and above the performance of the Index for the three and five year periods. The Board noted that the Fund’s asset allocation, including its overweight equity exposure and exposure to certain segments of the fixed income market, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

48                         Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	13.48%
Corporate Dividends Received Deduction*	12.99%
Qualified Business Income (199A)*	11.41%
U.S. Treasury Obligations*	3.98%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49                         Invesco Multi-Asset Income Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in October 2019. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

			Gain from
		Net Income	Sale of Securities	Return of Principal	Total Distribution
10/17/19	Class A	$0.0403	$0.000	$0.0034	$0.0437
10/17/19	Class C	$0.0335	$0.000	$0.0034	$0.0369
10/17/19	Class R	$0.0380	$0.000	$0.0034	$0.0414
10/17/19	Class Y	$0.0425	$0.000	$0.0034	$0.0459
10/17/19	Class R5	$0.0426	$0.000	$0.0034	$0.0460
10/17/19	Class R6	$0.0426	$0.000	$0.0034	$0.0460

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

50                         Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] - 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

			Number of	Other Directorship(s)
	Trustee		Funds in
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc. Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust	N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Other Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                          Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Other Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                          Invesco Multi-Asset Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ∎ C: TGRCX ∎ R: TGRRX ∎ Y: TGRDX ∎ R5: TGRSX ∎ R6: TGRUX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Pacific Growth Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Pacific Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country Asia ex Japan Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.20%
Class C Shares	7.42
Class R Shares	7.95
Class Y Shares	8.42
Class R5 Shares	8.52
Class R6 Shares	8.48
MSCI All Country Asia ex Japan Index▼ (Broad Market/ Style-Specific Index)*	13.24
MSCI EAFE Index▼ (Former Broad Market Index)*	11.04
MSCI All Country Asia Pacific Index▼ (Former Style-Specific Index)*	12.02
Lipper Pacific Ex Japan Funds Index∎ (Peer Group Index)*	16.71
Lipper Pacific Region Funds Index∎ (Former Peer Group Index)*	10.25
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

*The Fund has elected to use the MSCI All Country Asia ex Japan Index to represent its broad market and style-specific benchmarks rather than the MSCI EAFE Index and the MSCI All Country Asia Pacific Index because the MSCI All Country Asia ex Japan Index more closely reflects the performance of the types of securities in which the Fund invests. In addition, the Fund has also elected to use the Lipper Pacific Ex Japan Funds Index to represent its peer group benchmark rather than the Lipper Pacific Region Funds Index because the Lipper Pacific Ex Japan Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month

Portfolio Composition
By sector % of total net assets
Consumer Discretionary	23.52%
Information Technology	17.03
Communication Services	14.65
Financials	11.18
Industrials	11.06
Consumer Staples	7.70
Health Care	6.66
Materials	4.77
Other Sectors, Each Less than 2% of Net Assets	1.69
Money Market Funds Plus Other Assets Less Liabilities	1.74

Top 10 Equity Holdings*
% of total net assets
1. Alibaba Group Holding Ltd., ADR	9.75%
2. Samsung Electronics Co., Ltd.	8.69
3. Infosys Ltd.	3.48
4. China Mobile Ltd.	3.48
5. AIA Group Ltd.	3.47
6. Sun Art Retail Group Ltd.	3.44
7. CK Hutchison Holdings Ltd.	3.43
8. Shanghai International Airport Co., Ltd., Series A	3.21
9. Taiwan Semiconductor Manufacturing Co., Ltd.	2.88
10. Tencent Holdings Ltd.	2.81

Total Net Assets	$74.3 million

Total Number of Holdings*	52

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco Pacific Growth Fund

for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

Effective June 15, 2019, the Fund repositioned as an Asia ex Japan portfolio and now excludes Japan, Australia and New Zealand from its investment universe. Portfolio management responsibilities transitioned to Mike Shiao, who has adopted a unified investment process under Invesco’s equity investment team in Asia. The Fund also transitioned to a new broad-market/style-specific index (MSCI All Country Asia ex Japan Index) that more closely reflects the performance of the types of securities in which the Fund invests.

On a geographic basis, the Fund’s exposure to Japan was the leading detractor from the Fund’s performance relative to the broad-market/style-specific index effected during the fiscal year. Stock selection in China also detracted from the Fund’s relative performance. Underweight exposure to Malaysia and underweight exposure to and stock selection in Thailand contributed to the Fund’s relative returns.

At the sector level, stock selection in the information technology sector detracted from the Fund’s performance relative to the broad-market/style-specific index during the fiscal year. Stock selection in the consumer discretionary sector was also a top detractor from the Fund’s relative return. Additionally, overweight exposure to and stock selection in the industrials sector was a top detractor from the Fund’s relative performance. Within this sector, BGF was a notable detractor. We sold our holdings in BGF prior to the fiscal year end.

South Korean beauty and cosmetic company AmorePacific was a notable detractor for the Fund during the fiscal year due to limited visibility of new policies introduced, such as minimum wages and limitations on operating hours. Additionally, the company’s share price was negatively affected by weaker-than-expected sales in China. We believed that there were better investment opportunities and, as such, sold AmorePacific before the close of the fiscal year.

During the fiscal year, lack of exposure to the energy sector and underweight exposure to the materials sector contributed to the Fund’s performance relative to the broad-market/style-specific index.

As of the close of the fiscal year, the Fund was overweight in China, and un-

derweight in the ASEAN markets and Taiwan. On a sector level, the Fund favored consumer discretionary, industrials and healthcare, where we saw more opportunities.

We thank you for your continued investment in Invesco Pacific Growth Fund.

Portfolio manager:

Mike Shiao

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

Lipper Pacific Region Funds Index[2]

Lipper Pacific Ex-Japan Fund Index[2]

MSCI All Country Asia ex Japan Index[1]

MSCI All Country Asia Pacific Index[1]

Invesco Pacific Growth Fund–Class Y Shares

MSCI EAFE Index[1]

Invesco Pacific Growth Fund–Class A Shares

Invesco Pacific Growth Fund–Class C Shares

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The Fund has elected to use the MSCI All Country Asia ex Japan Index to represent its broad market and style-specific benchmarks rather than the MSCI EAFE Index and the MSCI All Country Asia Pacific Index because the MSCI All Country Asia ex Japan Index more closely reflects the performance of the types of securities in which the Fund invests. In addition, the Fund has also elected to use the Lipper Pacific Ex Japan Funds Index to represent its peer group benchmark rather than the Lipper Pacific Region Funds Index because the Lipper Pacific Ex Japan Funds Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Pacific Growth Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.50%
10 Years	4.93
5 Years	4.13
1 Year	2.25

Class C Shares
Inception (7/28/97)	2.43%
10 Years	4.75
5 Years	4.55
1 Year	6.43

Class R Shares
Inception (3/31/08)	2.88%
10 Years	5.25
5 Years	5.06
1 Year	7.95

Class Y Shares
Inception (7/28/97)	3.01%
10 Years	5.79
5 Years	5.58
1 Year	8.42

Class R5 Shares
10 Years	5.85%
5 Years	5.68
1 Year	8.52

Class R6 Shares
10 Years	5.60%
5 Years	5.48
1 Year	8.48

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.38%
10 Years	4.25
5 Years	4.01
1 Year	-10.69

Class C Shares
Inception (7/28/97)	2.31%
10 Years	4.08
5 Years	4.42
1 Year	-7.00

Class R Shares
Inception (3/31/08)	2.66%
10 Years	4.57
5 Years	4.93
1 Year	-5.69

Class Y Shares
Inception (7/28/97)	2.90%
10 Years	5.11
5 Years	5.45
1 Year	-5.27

Class R5 Shares
10 Years	5.16%
5 Years	5.56
1 Year	-5.16

Class R6 Shares
10 Years	4.92%
5 Years	5.36
1 Year	-5.19

includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.54%, 2.30%, 1.80%, 1.30%, 1.22% and 1.22%, respectively. The expense ratios pre-

sented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Pacific Growth Fund

Invesco Pacific Growth’s Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Asia Pacific region risk (ex-Japan). The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Pacific Growth Fund

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small-and mid-capitalization companies risks. Small-and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country Asia ex Japan Index is an unmanaged index considered representative of Asia region stock markets, excluding Japan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Asia Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Pacific ex Japan Index is an unmanaged index considered representative of Pacific region ex Japan funds tracked by Lipper.
∎	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests-98.26%
China-47.31%
Alibaba Group Holding Ltd., ADR(a)	40,978	$7,239,583

Asia Cement China Holdings Corp.	747,000	901,984

Baoshan Iron & Steel Co., Ltd., A Shares	1,814,286	1,488,833

Changyou.com Ltd., ADR	7,650	73,134

China Animal Healthcare Ltd.(a)(b)	349,000	0

China Mobile Ltd.	318,500	2,585,075

CIMC Enric Holdings Ltd.	1,260,000	682,691

MicroPort Scientific Corp.	409,000	419,882

Minth Group Ltd.	432,000	1,525,019

NetEase, Inc., ADR	6,500	1,858,090

Qingdao Port International Co., Ltd., H Shares(c)	1,770,000	1,012,039

Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	1,732,000	1,986,130

Shanghai International Airport Co., Ltd., Series A	220,925	2,381,935

Sino Biopharmaceutical Ltd.	1,305,000	1,930,479

Stella International Holdings Ltd.	157,000	262,581

Tencent Holdings Ltd.	51,100	2,083,736

Toly Bread Co., Ltd., A Shares	70,370	442,504

Towngas China Co., Ltd.(a)	1,632,000	1,258,702

Trip.com Group, Ltd., ADR(a)	29,890	986,071

Uni-President China Holdings Ltd.	1,682,000	1,737,547

Weibo Corp., ADR(a)	29,784	1,465,075

Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(c)	654,500	873,743

YY, Inc., ADR(a)	22,343	1,269,976

Zhejiang Semir Garment Co., Ltd., A Shares	431,300	678,235

		35,143,044

Hong Kong-13.11%
AIA Group Ltd.	260,000	2,579,839

Ajisen (China) Holdings Ltd.	734,000	209,234

Cafe de Coral Holdings Ltd.	212,000	577,646

CK Hutchison Holdings Ltd.	276,000	2,548,681

Pou Sheng International (Holdings) Ltd.	1,524,000	575,098

Sa Sa International Holdings Ltd.	1,176,000	280,225

SmarTone Telecommunications Holdings Ltd.	474,000	410,755

Sun Art Retail Group Ltd.	2,502,500	2,554,723

		9,736,201

	Shares	Value

India-10.85%
Bajaj Finance Ltd.	16,070	$912,013

HDFC Bank Ltd.	96,332	1,670,636

ICICI Bank Ltd.	246,445	1,613,288

Infosys Ltd.	268,383	2,586,132

Maruti Suzuki India Ltd.	8,012	853,827

Tata Consultancy Services Ltd.	13,100	419,315

		8,055,211

Singapore-1.04%
ComfortDelGro Corp. Ltd.	458,300	773,679

South Korea-15.73%
Hyundai Mobis Co., Ltd.	4,721	959,962

LG Chem Ltd.	1,477	389,970

LG Electronics, Inc.	21,179	1,216,915

NCSoft Corp.	2,556	1,133,290

Samsung Electronics Co., Ltd.	149,312	6,453,429

Shinhan Financial Group Co., Ltd.	41,968	1,526,871

		11,680,437

Taiwan-10.22%
Asustek Computer, Inc.	155,000	1,051,085

Formosa Plastics Corp.	239,000	764,853

PChome Online, Inc.(a)	284,000	1,228,626

President Chain Store Corp.	99,000	986,320

St. Shine Optical Co., Ltd.	39,000	608,621

Taiwan Semiconductor Manufacturing Co., Ltd.	220,143	2,138,751

Voltronic Power Technology Corp.	36,750	814,502

		7,592,758

Total Common Stocks & Other Equity Interests (Cost $67,270,790)		72,981,330

Money Market Funds-0.27%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	71,168	71,168

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	50,850	50,870

Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	81,335	81,335

Total Money Market Funds (Cost $203,368)		203,373

TOTAL INVESTMENTS IN SECURITIES–98.53% (Cost $67,474,158)		73,184,703

OTHER ASSETS LESS LIABILITIES-1.47%		1,089,677

NET ASSETS-100.00%		$74,274,380

Investment Abbreviations:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Pacific Growth Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,885,782, which represented 2.54% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $67,270,790)	$72,981,330

Investments in affiliated money market funds, at value (Cost $203,368)	203,373

Foreign currencies, at value (Cost $1,147,164)	1,148,084

Receivable for:
Dividends	30,386

Fund shares sold	13,465

Investment for trustee deferred compensation and retirement plans	46,907

Other assets	135,984

Total assets	74,559,529

Liabilities:
Payable for:
Investments purchased	67

Fund shares reacquired	40,933

Accrued foreign taxes	40,384

Accrued fees to affiliates	44,296

Accrued trustees’ and officers’ fees and benefits	1,338

Accrued other operating expenses	64,538

Trustee deferred compensation and retirement plans	93,593

Total liabilities	285,149

Net assets applicable to shares outstanding	$74,274,380

Net assets consist of:
Shares of beneficial interest	$62,998,560

Distributable earnings	11,275,820

$74,274,380

Net Assets:
Class A	$61,483,905

Class C	$2,948,522

Class R	$424,316

Class Y	$8,228,355

Class R5	$15,659

Class R6	$1,173,623

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,101,568

Class C	110,458

Class R	14,719

Class Y	275,390

Class R5	523

Class R6	39,211

Class A:
Net asset value per share	$29.26

Maximum offering price per share (Net asset value of $29.26 ÷ 94.50%)	$30.96

Class C:
Net asset value and offering price per share	$26.69

Class R:
Net asset value and offering price per share	$28.83

Class Y:
Net asset value and offering price per share	$29.88

Class R5:
Net asset value and offering price per share	$29.94

Class R6:
Net asset value and offering price per share	$29.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $147,573)	$1,401,667

Dividends from affiliated money market funds (includes securities lending income of $1,988)	23,675

Total investment income	1,425,342

Expenses:
Advisory fees	719,295

Administrative services fees	17,979

Custodian fees	34,577

Distribution fees:
Class A	159,584

Class C	39,042

Class R	2,235

Transfer agent fees – A, C, R and Y	113,553

Transfer agent fees – R5	12

Transfer agent fees – R6	2,411

Trustees’ and officers’ fees and benefits	21,145

Registration and filing fees	81,745

Reports to shareholders	36,367

Professional services fees	62,002

Other	14,141

Total expenses	1,304,088

Less: Fees waived and/or expense offset arrangement(s)	(1,812)

Net expenses	1,302,276

Net investment income	123,066

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $38,614)	6,302,025

Foreign currencies	(72,339)

6,229,686

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $40,384)	221,117

Foreign currencies	(6,482)

214,635

Net realized and unrealized gain	6,444,321

Net increase in net assets resulting from operations	$6,567,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$123,066	$961,010

Net realized gain	6,229,686	4,894,927

Change in net unrealized appreciation (depreciation)	214,635	(20,948,288)

Net increase (decrease) in net assets resulting from operations	6,567,387	(15,092,351)

Distributions to shareholders from distributable earnings:
Class A	(4,776,595)	–

Class C	(411,734)	–

Class R	(30,987)	–

Class Y	(739,335)	–

Class R5	(1,203)	–

Class R6	(344,323)	–

Total distributions from distributable earnings	(6,304,177)	–

Share transactions–net:
Class A	(3,881,974)	(5,091,409)

Class B	–	(127,047)

Class C	(3,091,702)	1,691,625

Class R	10,864	194,398

Class Y	(5,732,123)	(2,389,945)

Class R6	(3,858,659)	6,592,803

Net increase (decrease) in net assets resulting from share transactions	(16,553,594)	870,425

Net increase (decrease) in net assets	(16,290,384)	(14,221,926)

Net assets:
Beginning of year	90,564,764	104,786,690

End of year	$74,274,380	$90,564,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Pacific Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of	Ratio of
												expenses	expenses
			Net gains									to average	to average net	Ratio of net
			(losses)									net assets	assets without	investment
	Net asset	Net	on securities		Dividends	Distributions						with fee waivers	fee waivers	income
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	and/or	and/or	(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	expenses	expenses	to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return (b)		(000’s omitted)	absorbed	absorbed	net assets	turnover (c)

Class A
Year ended 10/31/19	$29.27	$0.04	$2.13	$2.17	$(0.22)	$(1.96)	$(2.18)	$29.26	8.20%		$61,484	1.58%(d)	1.58%(d)	0.14%(d)	116%
Year ended 10/31/18	33.63	0.28(e)	(4.64)	(4.36)	–	–	–	29.27	(12.97	)(f)	65,057	1.54(f)	1.54(f)	0.82(e)(f)	54
Year ended 10/31/17	26.31	(0.09)	7.46	7.37	(0.05)	–	(0.05)	33.63	28.09		80,319	1.75	1.75	(0.32)	59
Year ended 10/31/16	24.03	0.04	2.24	2.28	–	–	–	26.31	9.49		65,107	1.64	1.64	0.17	31
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	–	(0.03)	24.03	(1.84)		66,599	1.78	1.78	0.21	137

Class C
Year ended 10/31/19	26.86	(0.16)	1.95	1.79	–	(1.96)	(1.96)	26.69	7.38	(g)	2,949	2.28(d)(g)	2.28(d)(g)	(0.56)(d)(g)	116
Year ended 10/31/18	31.09	0.02(e)	(4.25)	(4.23)	–	–	–	26.86	(13.60)		6,080	2.30	2.30	0.06(e)	54
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	–	–	–	31.09	27.11	(g)	5,535	2.49(g)	2.49(g)	(1.06)(g)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	–	–	–	24.46	8.71	(g)	4,477	2.37(g)	2.37(g)	(0.56)(g)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	–	–	–	22.50	(2.55)		4,880	2.53	2.53	(0.54)	137

Class R
Year ended 10/31/19	28.86	(0.03)	2.10	2.07	(0.14)	(1.96)	(2.10)	28.83	7.95		424	1.84(d)	1.84(d)	(0.12)(d)	116
Year ended 10/31/18	33.24	0.19(e)	(4.57)	(4.38)	–	–	–	28.86	(13.18)		409	1.80	1.80	0.56(e)	54
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	–	–	–	33.24	27.75		283	2.00	2.00	(0.57)	59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	–	–	–	26.02	9.24		242	1.89	1.89	(0.08)	31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	–	–	–	23.82	(2.10)		245	2.03	2.03	(0.04)	137

Class Y
Year ended 10/31/19	29.88	0.11	2.16	2.27	(0.31)	(1.96)	(2.27)	29.88	8.42		8,228	1.34(d)	1.34(d)	0.38(d)	116
Year ended 10/31/18	34.24	0.37(e)	(4.73)	(4.36)	–	–	–	29.88	(12.73)		13,911	1.30	1.30	1.06(e)	54
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	–	(0.12)	34.24	28.43		18,505	1.50	1.50	(0.07)	59
Year ended 10/31/16	24.41	0.11	2.27	2.38	–	–	–	26.79	9.75		10,501	1.39	1.39	0.42	31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	–	(0.09)	24.41	(1.59)		3,587	1.53	1.53	0.46	137

Class R5
Year ended 10/31/19	29.94	0.13	2.17	2.30	(0.34)	(1.96)	(2.30)	29.94	8.52		16	1.27(d)	1.27(d)	0.45(d)	116
Year ended 10/31/18	34.29	0.40(e)	(4.75)	(4.35)	–	–	–	29.94	(12.69)		16	1.22	1.22	1.14(e)	54
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	–	(0.15)	34.29	28.53		18	1.42	1.42	0.01	59
Year ended 10/31/16	24.42	0.13	2.29	2.42	–	–	–	26.84	9.91		14	1.28	1.28	0.53	31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	–	(0.13)	24.42	(1.47)		13	1.39	1.39	0.60	137

Class R6
Year ended 10/31/19	29.94	0.13	2.16	2.29	(0.34)	(1.96)	(2.30)	29.93	8.48		1,174	1.27(d)	1.27(d)	0.45(d)	116
Year ended 10/31/18	34.29	0.39(e)	(4.74)	(4.35)	–	–	–	29.94	(12.69)		5,091	1.22	1.22	1.14(e)	54
Year ended 10/31/17(h)	27.48	0.00	6.81	6.81	–	–	–	34.29	24.78		12	1.39(i)	1.39(i)	0.04(i)	59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $65,012, $4,125, $447, $9,978, $15 and $3,101 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.04 and 0.11%, $(0.22) and (0.65)%, $(0.05) and (0.15)%, $0.13 and 0.35%, $0.16 and 0.43%, and $0.15 and 0.43% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2018.
(g)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95%, 0.99% and 0.98% for the years ended October 31, 2019, 2017 and 2016, respectively.

(h)	Commencement date of April 04, 2017.
(i)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Pacific Growth Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16	Invesco Pacific Growth Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the

17	Invesco Pacific Growth Fund

borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.870%

Next $1 billion	0.820%

Over $2 billion	0.770%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be

18	Invesco Pacific Growth Fund

terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $1,081.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares; and (3) Class R – up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

For the year ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $1,867 in front-end sales commissions from the sale of Class A shares and $228 and $4,230 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

China	$12,891,929	$22,251,115	$0	$35,143,044

Hong Kong	–	9,736,201	–	9,736,201

India	–	8,055,211	–	8,055,211

Singapore	–	773,679	–	773,679

South Korea	–	11,680,437	–	11,680,437

Taiwan	–	7,592,758	–	7,592,758

Money Market Funds	203,373	–	–	203,373

Total Investments	$13,095,302	$60,089,401	$0	$73,184,703

19	Invesco Pacific Growth Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $731.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$ 589,057	$–

Long-term capital gain	5,715,120	–

Total distributions	$6,304,177	$–

Tax Components of Net Assets at Period-End:

2019

Undistributed long-term capital gain	$5,969,050

Net unrealized appreciation – investments	5,450,636

Net unrealized appreciation (depreciation) - foreign currencies	(60,332)

Temporary book/tax differences	(83,534)

Shares of beneficial interest	62,998,560

Total net assets	$74,274,380

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $94,516,459 and $117,746,911, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 8,740,860

Aggregate unrealized (depreciation) of investments	(3,290,224)

Net unrealized appreciation of investments	$ 5,450,636

Cost of investments for tax purposes is $67,734,067.

20	Invesco Pacific Growth Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on October 31, 2019, undistributed net investment income was decreased by $17,029 and undistributed net realized gain was increased by $17,029. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	130,793	$3,764,307	393,005	$13,799,458

Class B(b)	-	-	61	2,081

Class C	67,561	1,697,905	119,211	3,897,312

Class R	3,199	89,045	9,845	335,050

Class Y	93,539	2,681,708	426,480	15,401,637

Class R6	15,270	435,401	222,544	8,326,947

Issued as reinvestment of dividends:
Class A	152,715	4,045,416	-	-

Class C	15,418	375,127	-	-

Class R	1,126	29,440	-	-

Class Y	25,103	677,779	-	-

Class R6	12,560	339,498	-	-

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	3,073	116,562

Class B	-	-	(3,339)	(116,562)

Automatic conversion of Class C shares to Class A shares:
Class A	97,966	2,718,635	-	-

Class C	(106,776)	(2,718,635)	-	-

Reacquired:
Class A	(502,272)	(14,410,332)	(562,139)	(19,007,429)

Class B(b)	-	-	(381)	(12,566)

Class C	(92,098)	(2,446,099)	(70,877)	(2,205,687)

Class R	(3,781)	(107,621)	(4,192)	(140,652)

Class Y	(308,859)	(9,091,610)	(501,340)	(17,791,582)

Class R6	(158,668)	(4,633,558)	(52,858)	(1,734,144)

Net increase (decrease) in share activity	(557,204)	$(16,553,594)	(20,907)	$870,425

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21	Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Pacific Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pacific Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$970.80	$7.75	$1,017.34	$7.93	1.56%
Class C	1,000.00	967.70	10.81	1,014.22	11.07	2.18
Class R	1,000.00	969.40	8.98	1,016.08	9.20	1.81
Class Y	1,000.00	972.00	6.51	1,018.60	6.67	1.31
Class R5	1,000.00	972.10	6.36	1,018.75	6.51	1.28
Class R6	1,000.00	971.80	6.36	1,018.75	6.51	1.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Pacific Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund. The Board noted that Invesco Asset Management (Japan) Limited had managed assets of the Fund during the renewal period but no longer manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Pacific Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

24	Invesco Pacific Growth Fund

below the performance of the Index for the one and three year periods, and above the performance of the Index for the five year period. The Board noted that the Fund’s overweight exposure to and security selection in certain sectors and regions, primarily Japan, detracted from Fund performance. The Board recalled their approval of the Fund’s repositioning to be effective June 15, 2019, and noted that in connection with such repositioning the Fund’s investment strategy would be modified to exclude Japan from the Fund’s portfolio. The Board noted that the investment strategy and index against which future performance will be compared would differ from that used in the past. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that

Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,715,120
Qualified Dividend Income*	80.14%
Corporate Dividends Received Deduction*	0.70%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0577	per share
Foreign Source Income	$0.6072	per share
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc.

(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Pacific Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MS-PGRO-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco Select Companies Fund
Nasdaq: A: ATIAX ∎ C: ATICX ∎ R: ATIRX ∎ Y: ATIYX ∎ R5: ATIIX ∎ R6: ATISX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Select Companies Fund

Bruce Crockett	Dear Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco Select Companies Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.95%
Class C Shares	2.08
Class R Shares	2.62
Class Y Shares	3.14
Class R5 Shares	3.31
Class R6 Shares	3.36
S&P 500 Index▼ (Broad Market Index)	14.33
Russell 2000 Index▼ (Style-Specific Index)	4.90
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	5.86
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and

China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

Portfolio Composition
By sector	% of total net assets
Information Technology	36.92%
Industrials	12.68
Consumer Discretionary	11.34
Health Care	8.47
Financials	7.82
Energy	5.52
Communication Services	5.37
Real Estate	5.03
Materials	4.87
Money Market Funds Plus Other Assets Less Liabilities	1.98

Top 10 Equity Holdings*
% of total net assets
1. Encore Capital Group, Inc.	7.82%
2. Interface, Inc.	6.11
3. Sabre Corp.	5.72
4. Liberty Broadband Corp., Class A	5.37
5. Insight Enterprises, Inc.	5.23
6. Equiniti Group PLC	5.19
7. GasLog Ltd.	5.16
8. Colliers International Group, Inc.	5.03
9. CommScope Holding Co., Inc.	5.02
10. Nuance Communications, Inc.	4.82

Total Net Assets	$356.4 million
Total Number of Holdings*	26

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco Select Companies Fund

Our investment approach focuses on individual businesses rather than market sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, the Fund may, at times, have significant exposure to particular sectors. During the fiscal year, the Fund’s investments in the financials, communication services and consumer discretionary sectors were the largest contributors to the Fund’s absolute performance.

During the fiscal year, security selection in the health care and communication services sectors benefited the Fund’s performance relative to the Fund’s style-specific benchmark. Conversely, security selection in the information technology (IT) and industrials sectors detracted from the Fund’s relative performance.

The top contributors to the Fund’s performance for the fiscal year included Global Payments and Booz Allen Hamilton.

Global Payments is a leading global provider of payment technology and software solutions. The company serves the financial, corporate, government and merchant communities worldwide. Throughout the fiscal year, Global Payments increased growth prospects by merging with Total System Services (not a Fund holding). The new partnership has created a leading worldwide pure-play payments technology company.

Booz Allen Hamilton is a leading contractor for US government defense and intelligence departments, assisting in the fields of cyber security and intelligence operations. The company provides economic and business analysis, IT, intelligence and operations analysis, modeling and simulation, organization and other consulting services. Booz Allen Hamilton appreciated over the fiscal year by exceeding expectations consistently over several quarters. The company’s growth strategy is based on increasing the technical content of its services, expanding in the commercial and international markets, innovating on its capabilities, and establishing a broad network of external partners and alliances.

During the fiscal year, the top detractors from the Fund’s performance were CommScope and Alliance Data Systems.

CommScope provides connectivity and essential infrastructure solutions for wireless, business enterprise and residential broadband networks. The wireless segment, which accounts for approximately half its business, is CommScope’s specialty. The company provides cellphone tower antennas for wireless carriers to upgrade their wireless speeds for consumers and improve overall coverage and quality of wireless networks. During the fiscal year, the company’s stock price fell after reporting both weak and mixed quarterly results, followed by management lowering near-term guidance. We believe the company is positioned to benefit from the trend of increasing data-traffic usage. It is a highly cash-flow generative business that is a top provider globally in the markets in which it competes in.

Alliance Data Systems provides data-driven and transaction-based marketing and customer loyalty solutions. The company offers a portfolio of integrated out-sourced marketing solutions, including customer loyalty programs, database marketing, consulting, analytics and creative services, email marketing, private label and co-branded retail credit cards. The card services portfolio generates more than half of the company’s revenue. During the fiscal year, shares of Alliance Data Systems fell after it reported weaker-than-expected second quarter results and disappointing third quarter results. The company’s management team has scaled back growth expectations for its card services portfolio, but this is partly due to a desire to focus on a slightly higher credit quality. The shares have been trading at a discount to its peers, despite a long history of a higher return profile.

During the fiscal year, new investments included Interface, a global commercial flooring company; Delphi Technologies, a UK-based company that develops, designs and manufactures vehicle propulsion systems; Floor & Décor Holdings, a multi-channel American specialty retailer of hard surface flooring and related accessories; and Thor Industries, an American manufacturer of recreational vehicles.

Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold our positions in John Wiley & Sons, Tivo and CoreLogic before the close of the fiscal year.

During the fiscal year, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe may benefit the Fund in the long term. While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

Portfolio managers:

Virginia Au

Rob Mikalachki - Lead

Jason Whiting

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Select Companies Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.08%
10 Years	10.87
5 Years	3.36
1 Year	-2.72

Class C Shares
Inception (11/4/03)	8.97%
10 Years	10.65
5 Years	3.73
1 Year	1.14

Class R Shares
Inception (4/30/04)	9.13%
10 Years	11.21
5 Years	4.26
1 Year	2.62

Class Y Shares
Inception (10/3/08)	12.08%
10 Years	11.77
5 Years	4.78
1 Year	3.14

Class R5 Shares
Inception (4/30/04)	9.83%
10 Years	11.89
5 Years	4.89
1 Year	3.31

Class R6 Shares
10 Years	11.61%
5 Years	4.75
1 Year	3.36

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.02%
10 Years	10.46
5 Years	3.89
1 Year	-12.01

Class C Shares
Inception (11/4/03)	8.90%
10 Years	10.25
5 Years	4.28
1 Year	-8.46

Class R Shares
Inception (4/30/04)	9.06%
10 Years	10.80
5 Years	4.80
1 Year	-7.17

Class Y Shares
Inception (10/3/08)	12.00%
10 Years	11.36
5 Years	5.32
1 Year	-6.70

Class R5 Shares
Inception (4/30/04)	9.76%
10 Years	11.48
5 Years	5.42
1 Year	-6.62

Class R6 Shares
10 Years	11.19%
5 Years	5.28
1 Year	-6.56

Class R, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 1.50%, 1.00%, 0.93% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.51%, 1.01%, 0.94% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

7	Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its bench mark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. The Fund holds a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Select Companies Fund

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–98.02%
Airlines–2.43%
Spirit Airlines, Inc.(b)	230,684	$8,664,491

Application Software–5.39%
Cerence, Inc.(b)	131,406	2,036,793

Nuance Communications, Inc.(b)	1,051,249	17,156,384

		19,193,177

Auto Parts & Equipment–3.19%
Delphi Technologies PLC	931,569	11,374,458

Automobile Manufacturers–1.25%
Thor Industries, Inc.	70,649	4,469,256

Cable & Satellite–5.37%
Liberty Broadband Corp., Class A(b)	162,184	19,136,090

Commodity Chemicals–2.33%
Chemtrade Logistics Income Fund (Canada)	1,045,784	8,297,352

Communications Equipment–5.02%
CommScope Holding Co., Inc.(b)	1,598,155	17,899,336

Consumer Finance–7.82%
Encore Capital Group, Inc.(b)	839,883	27,875,717

Data Processing & Outsourced Services–17.01%
Alliance Data Systems Corp.	66,710	6,671,000

Equiniti Group PLC (United Kingdom)(c)	6,630,433	18,501,324

Global Payments, Inc.	89,162	15,084,427

Sabre Corp.	867,218	20,362,279

		60,619,030

Diversified Support Services–1.60%
Performant Financial Corp.(b)(d)	5,527,196	5,693,012

Electrical Components & Equipment–2.54%
Regal Beloit Corp.	122,286	9,055,278

Health Care Supplies–3.81%
Cooper Cos., Inc. (The)	46,632	13,569,912

Home Furnishings–4.07%
Tempur Sealy International, Inc.(b)	159,335	14,491,518

	Shares	Value

Home Improvement Retail–2.83%
Floor & Decor Holdings, Inc., Class A(b)	220,059	$10,085,304

IT Consulting & Other Services–4.27%
Booz Allen Hamilton Holding Corp.	216,342	15,223,987

Life Sciences Tools & Services–4.66%
Charles River Laboratories International, Inc.(b)	127,827	16,614,953

Office Services & Supplies–6.11%
Interface, Inc.	1,308,816	21,765,610

Oil & Gas Equipment & Services–0.36%
ION Geophysical Corp.(b)	136,939	1,291,335

Oil & Gas Storage & Transportation–5.16%
GasLog Ltd. (Monaco)	1,339,782	18,368,411

Real Estate Services–5.03%
Colliers International Group, Inc. (Canada)	267,453	17,920,224

Specialty Chemicals–2.54%
Axalta Coating Systems Ltd.(b)	307,057	9,055,111

Technology Distributors–5.23%
Insight Enterprises, Inc.(b)	303,645	18,637,730

Total Common Stocks & Other Equity Interests (Cost $305,974,655)		349,301,292

Money Market Funds–2.23%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(e)	2,788,942	2,788,942

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(e)	1,991,332	1,992,129

Invesco Treasury Portfolio, Institutional Class, 1.66%(e)	3,187,362	3,187,362

Total Money Market Funds (Cost $7,968,428)		7,968,433

TOTAL INVESTMENTS IN SECURITIES–100.25% (Cost $313,943,083)		357,269,725

OTHER ASSETS LESS LIABILITIES–(0.25)%		(902,952)

NET ASSETS–100.00%		$356,366,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Select Companies Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2019 represented 5.19% of the Fund’s Net Assets.

(d)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2019 represented 1.60% of the Fund’s Net Assets.

	Value 10/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 10/31/19	Dividend Income
Performant Financial Corp.	$11,496,568	$-	$-	$(5,803,556)	$-	$5,693,012	$-

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Select Companies Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:

Investments in securities, at value (Cost $261,516,540)	$343,608,280

Investments in affiliates, at value (Cost $52,426,543)	13,661,445

Foreign currencies, at value (Cost $75,376)	75,391

Receivable for:
Dividends	98,063

Investments sold	60,533

Fund shares sold	42,364

Investment for trustee deferred compensation and retirement plans	157,500

Other assets	37,162

Total assets	357,740,738

Liabilities:

Payable for:
Fund shares reacquired	899,362

Accrued fees to affiliates	242,485

Accrued trustees’ and officers’ fees and benefits	1,540

Accrued other operating expenses	60,663

Trustee deferred compensation and retirement plans	169,915

Total liabilities	1,373,965

Net assets applicable to shares outstanding	$356,366,773

Net assets consist of:

Shares of beneficial interest	$288,722,920

Distributable earnings	67,643,853

$356,366,773

Net Assets:

Class A	$211,481,417

Class C	$17,771,692

Class R	$13,053,221

Class Y	$91,297,065

Class R5	$20,904,873

Class R6	$1,858,505

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	12,038,061

Class C	1,232,870

Class R	788,088

Class Y	5,031,556

Class R5	1,094,652

Class R6	97,104

Class A:
Net asset value per share	$17.57

Maximum offering price per share (Net asset value of $17.57 ÷ 94.50%)	$18.59

Class C:
Net asset value and offering price per share	$14.41

Class R:
Net asset value and offering price per share	$16.56

Class Y:
Net asset value and offering price per share	$18.14

Class R5:
Net asset value and offering price per share	$19.10

Class R6:
Net asset value and offering price per share	$19.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Select Companies Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $75,686)	$3,202,080

Dividends from affiliated money market funds	286,008

Total investment income	3,488,088

Expenses:

Advisory fees	2,768,415

Administrative services fees	62,676

Custodian fees	6,531

Distribution fees:
Class A	544,484

Class C	277,796

Class R	71,281

Transfer agent fees – A, C, R and Y	745,401

Transfer agent fees – R5	21,961

Transfer agent fees – R6	373

Trustees’ and officers’ fees and benefits	24,356

Registration and filing fees	87,011

Reports to shareholders	38,941

Professional services fees	43,906

Other	9,174

Total expenses	4,702,306

Less: Fees waived and/or expense offset arrangement(s)	(22,479)

Net expenses	4,679,827

Net investment income (loss)	(1,191,739)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	26,355,188

Foreign currencies	(25,561)

26,329,627

Change in net unrealized appreciation (depreciation) of:
Investment securities	(16,435,195)

Foreign currencies	416

(16,434,779)

Net realized and unrealized gain	9,894,848

Net increase in net assets resulting from operations	$8,703,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:

Net investment income (loss)	$(1,191,739)	$(1,154,242)

Net realized gain	26,329,627	24,073,091

Change in net unrealized appreciation (depreciation)	(16,434,779)	(6,917,389)

Net increase in net assets resulting from operations	8,703,109	16,001,460

Distributions to shareholders from distributable earnings:

Class A	(12,086,276)	(32,431,701)

Class B	–	(169,180)

Class C	(3,239,304)	(13,319,235)

Class R	(947,329)	(3,056,204)

Class Y	(5,237,287)	(10,068,006)

Class R5	(1,200,012)	(3,307,865)

Class R6	(43,534)	(1,367)

Total distributions from distributable earnings	(22,753,742)	(62,353,558)

Share transactions–net:

Class A	(2,666,354)	(6,611,839)

Class B	–	(1,130,324)

Class C	(28,439,694)	(35,866,971)

Class R	(2,745,436)	(4,126,871)

Class Y	(1,421,758)	23,695,448

Class R5	(1,726,502)	(1,602,493)

Class R6	1,105,587	758,179

Net increase (decrease) in net assets resulting from share transactions	(35,894,157)	(24,884,871)

Net increase (decrease) in net assets	(49,944,790)	(71,236,969)

Net assets:

Beginning of year	406,311,563	477,548,532

End of year	$356,366,773	$406,311,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Select Companies Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$18.20	$(0.06)	$0.46	$0.40	$(1.03)	$17.57	2.95%	$211,481	1.27	%(d)	1.27	%(d)	(0.34	)%(d)	26%
Year ended 10/31/18	20.30	(0.04)	0.61	0.57	(2.67)	18.20	2.76	220,107	1.24		1.25		(0.19)		12
Year ended 10/31/17	16.72	(0.07)	4.29	4.22	(0.64)	20.30	25.71	250,619	1.27		1.28		(0.39)		16
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	(4.20)	16.72	5.22	305,003	1.24		1.25		(0.53)		20
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Class C
Year ended 10/31/19	15.25	(0.15)	0.34	0.19	(1.03)	14.41	2.08	17,772	2.02	(d)	2.02	(d)	(1.09	)(d)	26
Year ended 10/31/18	17.54	(0.15)	0.53	0.38	(2.67)	15.25	2.01	49,959	1.99		2.00		(0.94)		12
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	(0.64)	17.54	24.77	95,457	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	(4.20)	14.63	4.39	99,413	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Class R
Year ended 10/31/19	17.27	(0.10)	0.42	0.32	(1.03)	16.56	2.62	13,053	1.52	(d)	1.52	(d)	(0.59	)(d)	26
Year ended 10/31/18	19.43	(0.08)	0.59	0.51	(2.67)	17.27	2.55	16,427	1.49		1.50		(0.44)		12
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	(0.64)	19.43	25.45	22,747	1.52		1.53		(0.64)		16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	(4.20)	16.06	4.90	29,623	1.49		1.50		(0.78)		20
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Class Y
Year ended 10/31/19	18.72	(0.02)	0.47	0.45	(1.03)	18.14	3.14	91,297	1.02	(d)	1.02	(d)	(0.09	)(d)	26
Year ended 10/31/18	20.75	0.01	0.63	0.64	(2.67)	18.72	3.07	95,958	0.99		1.00		0.06		12
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	(0.64)	20.75	26.00	80,572	1.02		1.03		(0.14)		16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	(4.20)	17.04	5.44	81,269	0.99		1.00		(0.28)		20
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Class R5
Year ended 10/31/19	19.62	0.00	0.51	0.51	(1.03)	19.10	3.31	20,905	0.91	(d)	0.91	(d)	0.02	(d)	26
Year ended 10/31/18	21.62	0.03	0.64	0.67	(2.67)	19.62	3.09	23,088	0.92		0.93		0.13		12
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	(0.64)	21.62	26.15	26,943	0.92		0.93		(0.04)		16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	(4.20)	17.71	5.54	32,996	0.89		0.90		(0.18)		20
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Class R6
Year ended 10/31/19	19.65	0.02	0.50	0.52	(1.03)	19.14	3.36	1,859	0.84	(d)	0.84	(d)	0.09	(d)	26
Year ended 10/31/18	21.63	0.04	0.65	0.69	(2.67)	19.65	3.19	772	0.84		0.85		0.21		12
Year ended 10/31/17(e)	20.05	0.01	1.57	1.58	–	21.63	7.88	11	0.84	(f)	0.85	(f)	0.04	(f)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $217,794, $27,780, $14,256, $91,416, $21,558 and $1,294 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Select Companies Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

16	Invesco Select Companies Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

17	Invesco Select Companies Fund

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.74%.

18	Invesco Select Companies Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $17,879.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $32,877 in front-end sales commissions from the sale of Class A shares and $3,347 and $520 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2019, the Fund incurred $148 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19	Invesco Select Companies Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$330,799,968	$18,501,324	$–	$349,301,292

Money Market Funds	7,968,433	–	–	7,968,433

Total Investments	$338,768,401	$18,501,324	$–	$357,269,725

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,600.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$2,223,892	$–

Long-term capital gain	20,529,850	62,353,558

Total distributions	$22,753,742	$62,353,558

Tax Components of Net Assets at Period-End:

2019

Undistributed long-term capital gain	$25,694,000

Net unrealized appreciation – investments	43,128,893

Net unrealized appreciation – foreign currencies	49

Temporary book/tax differences	(143,459)

Late-Year ordinary loss deferral	(1,035,630)

Shares of beneficial interest	288,722,920

Total net assets	$356,366,773

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $95,156,646 and $117,062,574, respectively. Cost of investments,

20	Invesco Select Companies Fund

including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$108,390,296

Aggregate unrealized (depreciation) of investments	(65,261,403)

Net unrealized appreciation of investments	$43,128,893

Cost of investments for tax purposes is $314,140,832.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2019, undistributed net investment income (loss) was increased by $165,970 and undistributed net realized gain was decreased by $165,970. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:

Class A	1,741,593	$29,622,709	1,490,770	$28,520,738

Class B(b)	-	-	778	12,773

Class C	193,214	2,676,603	210,020	3,381,331

Class R	216,384	3,567,670	172,246	3,147,900

Class Y	1,073,506	18,830,834	2,689,477	53,051,246

Class R5	150,114	2,819,220	277,970	5,703,058

Class R6	84,234	1,616,440	90,603	1,846,098

Issued as reinvestment of dividends:

Class A	753,553	11,702,682	1,729,041	31,606,869

Class B(b)	-	-	10,306	159,223

Class C	245,264	3,146,737	847,400	13,066,901

Class R	64,126	941,375	175,781	3,055,075

Class Y	312,629	5,005,191	498,347	9,348,985

Class R5	71,182	1,197,993	167,857	3,298,381

Class R6	2,531	42,664	-	-

Conversion of Class B shares to Class A shares:(c)

Class A	-	-	57,801	1,120,189

Class B	-	-	(68,385)	(1,120,189)

Automatic conversion of Class C shares to Class A shares:

Class A	1,294,154	21,705,462	-	-

Class C	(1,568,527)	(21,705,462)	-	-

21	Invesco Select Companies Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(3,842,350)	$(65,697,207)	(3,534,201)	$(67,859,635)

Class B(b)	-	-	(10,939)	(182,131)

Class C	(913,197)	(12,557,572)	(3,224,768)	(52,315,203)

Class R	(443,724)	(7,254,481)	(567,572)	(10,329,846)

Class Y	(1,480,538)	(25,257,783)	(1,944,459)	(38,704,783)

Class R5	(303,253)	(5,743,715)	(515,697)	(10,603,932)

Class R6	(28,932)	(553,517)	(51,840)	(1,087,919)

Net increase (decrease) in share activity	(2,378,037)	$(35,894,157)	(1,499,464)	$(24,884,871)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22	Invesco Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Select Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Companies Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$982.70	$6.25	$1,018.90	$6.36	1.25%
Class C	1,000.00	978.30	9.97	1,015.12	10.16	2.00
Class R	1,000.00	981.00	7.49	1,017.64	7.63	1.50
Class Y	1,000.00	983.70	5.00	1,020.16	5.09	1.00
Class R5	1,000.00	984.00	4.60	1,020.57	4.69	0.92
Class R6	1,000.00	984.60	4.25	1,020.92	4.33	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24	Invesco Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Companies Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods, and above the performance of the Index for the three year period. The Trustees also reviewed more recent

25	Invesco Select Companies Fund

Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by

Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,529,850
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco Select Companies Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Select Companies Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	SCO-AR-1

Annual Report to Shareholders October 31, 2019
Invesco U.S. Managed Volatility Fund
Nasdaq: R6: USMVX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco U.S. Managed Volatility Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco U.S. Managed Volatility Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class R6 shares of Invesco U.S. Managed Volatility Fund (the Fund), at net asset value (NAV), underperformed the Invesco US Large Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class R6 Shares	10.13%
S&P 500 Index▼ (Broad Market Index)	14.33
Invesco US Large Cap Index▼ (Style-Specific Index)	14.39
Lipper S&P 500 Fund Index∎ (Peer Group Index)	14.11
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with increased market volatility in the final months of 2018, as US equity markets suffered a sharp sell-off due to ongoing trade disputes between the US and China, fears of a global economic slowdown and lower oil prices. The US Federal Reserve (the Fed) raised interest rates once during the fiscal year in December 2018.

Following a sharp sell-off during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, as optimism about a potential US-China trade deal increased and the Fed signaled there would be no further interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, despite mixed US economic data and slower overseas growth. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs on Mexico. In addition, economic data continued to show a slowing domestic and global economy.

These investor concerns carried over into the third quarter of 2019. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% twice in the quarter. This uncertainty increased both market volatility and risk aversion, and investors crowded into asset classes perceived as safe havens, such as US Treasuries and gold. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. However, the Fed’s accommodative tone provided some support for risk assets.

In October 2019, optimism returned as phase one of a US-China trade deal seemed imminent and a Brexit agreement was delayed until January 2020. These data points, coupled with better-than-expected third-quarter corporate earnings results, sent risk assets higher. During its October meeting, the Fed cut interest rates by another 0.25% based on business investment and exports remaining weak. Despite increased market volatility, most US-based equity indexes produced modest to strong returns for the fiscal year.

  Within the S&P 500 Index, information technology (IT) was the best-performing sector for the fiscal year, while energy was the worst-performing sector and the only one to post a loss.

  Invesco U.S. Managed Volatility Fund is a domestic large cap core equity strategy focused on providing capital appreciation while managing portfolio volatility. The strategy seeks equity-like exposure during periods of economic strength and downside protection during economic stress. The Fund seeks to accomplish this by investing in securities that comprise the Invesco US Large Cap Index with a futures overlay component designed to manage volatility. The futures overlay component is designed to manage the Fund’s overall volatility and reduce downside risk by selling short exchange-traded equity index futures in periods of high market volatility. This volatility management strategy is implemented when the forecasted annualized volatility level of the Fund’s returns exceeds the target volatility level.

  At the sector level, holdings in the IT, communication services and consumer discretionary sectors contributed to Fund performance. In contrast, Fund holdings in the energy sector detracted from performance. The Fund’s volatility overlay was the primary detractor from relative performance results. The overlay was enacted throughout much of the fiscal year due to persistent market volatility. Efforts to manage the Fund’s volatility tend to limit the Fund’s gains in rising

Portfolio Composition
By sector	% of total net assets
Information Technology	23.04%
Health Care	14.22
Financials	12.34
Communication Services	10.87
Consumer Discretionary	10.08
Industrials	8.76
Consumer Staples	7.78
Energy	4.41
Utilities	3.24
Real Estate	2.76
Materials	1.89
Money Market Funds Plus Other Assets Less Liabilities	0.61

Top 10 Equity Holdings*
% of total net assets
1. Apple, Inc.	4.55%
2. Microsoft Corp.	4.43
3. Amazon.com, Inc.	3.21
4. Alphabet, Inc., Class A	3.12
5. Facebook, Inc., Class A	1.88
6. JPMorgan Chase & Co.	1.60
7. Johnson & Johnson	1.43
8. Procter & Gamble Co. (The)	1.28
9. Visa, Inc., Class A	1.26
10. Berkshire Hathaway, Inc., Class B	1.22

Total Net Assets	$8.2 million
Total Number of Holdings*	402

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2019.

4	Invesco U.S. Managed Volatility Fund

markets and as such, the Fund expects to underperform its style-specific benchmark in periods of equity market rallies while the volatility overlay is in effect. Although the overlay acted as a head-wind in terms of Fund performance, the Fund’s overall volatility was lower than the style-specific benchmark during the fiscal year. In addition, absent the under-performance caused by the volatility overlay, Fund performance was otherwise representative of the US large-cap asset class during the fiscal year.

From an individual holdings perspective, the Fund’s holdings in the IT sector were the leading contributors to Fund performance. Microsoft was the leading contributor to performance in the sector. The technology giant benefited from a growing user-base for its numerous applications, such as Outlook, and outperformed the S&P 500 during the fiscal year. Other notable contributors within the IT sector included Apple, Alphabet and Facebook. In contrast, Fund holdings in the energy sector were the leading detractors from performance. The energy sector declined during the fiscal year on fears that demand would decline with slowing global growth and rising inventories in the US. Fund holdings Exxon Mobil and Schlumberger were negatively impacted by general weakness across the sector and detracted from Fund performance. In the consumer staples sector, the Altria Group was a notable detractor from Fund performance. The company manufactures cigarettes along with smokeless tobacco products and was negatively affected by the news of serious health concerns surrounding e-cigarettes.

Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use futures contracts, a derivative instrument, to manage volatility. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco U.S. Managed Volatility Fund.

Portfolio Managers:

Jacob Borbidge

David Hemming

Duy Nguyen

Theodore Samulowitz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco U.S. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/18/17

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco U.S. Managed Volatility Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges
Class R6 Shares
Inception (12/18/17)	6.09%
1 Year	10.13

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value.

Shares of the Fund are sold at net asset value without a sales charge.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 0.15%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 2.56%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges
Class R6 Shares
Inception (12/18/17)	5.23
1 Year	0.48

7	Invesco U.S. Managed Volatility Fund

Invesco U.S. Managed Volatility Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counter-party, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect.
There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility over a full market cycle may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-correlation risk. The return of the Fund’s assets managed pursuant to an indexing approach (Indexed Assets) may not match the return of the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Indexed Assets and the Underlying Index may vary due to asset valuation differences and differences between the Indexed Assets and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco U.S. Managed Volatility Fund

∎	Sampling risk. The Fund’s use of a sampling methodology with respect to assets managed pursuant to an indexing approach (Indexed Assets) may result in the Indexed Assets including a smaller number of securities than are in the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), and in the Indexed Assets including securities that are not included in the Underlying Index. As a result, an adverse development to an issuer of securities included in the Indexed Assets could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were included in the Indexed Assets. The Fund’s use of a sampling methodology may also include the risk that the Indexed Assets may not track the return of the Underlying Index as well as they would have if the Indexed Assets included all of the securities in the Underlying Index. To the extent the assets in the Indexed Assets are smaller, these risks will be greater.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Volatility risk. Although the Fund’s investment strategy seeks to not exceed a target volatility level (the threshold volatility level), certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	Volatility management risk. The Adviser’s strategy for managing portfolio volatility may not produce the desired result and there can be no guarantee that the Fund will stay below a target volatility level (the threshold volatility level). Additionally, maintenance of the threshold volatility level will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Adviser uses a combination of proprietary and third-party systems and risk models to help it estimate the Fund’s expected volatility, which may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its threshold volatility level.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance of US large-cap equities.
∎	The Lipper S&P 500 Fund Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

October 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–99.39%
Advertising–0.07%
Omnicom Group, Inc.	78	$ 6,021

Aerospace & Defense–2.79%
Arconic, Inc.	124	3,406
Boeing Co. (The)	190	64,583
General Dynamics Corp.	94	16,619
L3Harris Technologies, Inc.	76	15,680
Lockheed Martin Corp.	94	35,408
Northrop Grumman Corp.	57	20,091
Raytheon Co.	95	20,160
Textron, Inc.	67	3,088
TransDigm Group, Inc.	16	8,421
United Technologies Corp.	288	41,351
		228,807

Agricultural & Farm Machinery–0.23%
Deere & Co.	107	18,633

Agricultural Products–0.10%
Archer-Daniels-Midland Co.	189	7,946

Air Freight & Logistics–0.56%
C.H. Robinson Worldwide, Inc.	39	2,950
Expeditors International of Washington, Inc.	48	3,501
FedEx Corp.	78	11,908
United Parcel Service, Inc., Class B	237	27,295
		45,654

Airlines–0.09%
American Airlines Group, Inc.	32	962
Delta Air Lines, Inc.	46	2,534
Southwest Airlines Co.	38	2,133
United Airlines Holdings, Inc.(b)	19	1,726
		7,355

Alternative Carriers–0.05%
CenturyLink, Inc.	323	4,180

Apparel Retail–0.44%
Ross Stores, Inc.	122	13,380
TJX Cos., Inc. (The)	401	23,117
		36,497

Apparel, Accessories & Luxury Goods–0.26%
lululemon athletica, Inc.(b)	37	7,558
Tapestry, Inc.	84	2,172
VF Corp.	137	11,274
		21,004

Application Software–1.86%
Adobe, Inc.(b)	160	44,469

	Shares	Value
Application Software–(continued)
Autodesk, Inc.(b)	71	$ 10,462
Cadence Design Systems, Inc.(b)	98	6,404
Citrix Systems, Inc.	38	4,137
Intuit, Inc.	84	21,630
salesforce.com, inc.(b)	281	43,974
Splunk, Inc.(b)	53	6,358
Synopsys, Inc.(b)	48	6,516
Workday, Inc., Class A(b)	51	8,270
		152,220

Asset Management & Custody Banks–0.95%
Ameriprise Financial, Inc.	46	6,941
Bank of New York Mellon Corp. (The)	321	15,007
BlackRock, Inc.	51	23,547
Franklin Resources, Inc.	80	2,204
KKR & Co., Inc., Class A	191	5,506
Northern Trust Corp.	74	7,376
State Street Corp.	127	8,391
T. Rowe Price Group, Inc.	74	8,569
		77,541

Auto Parts & Equipment–0.10%
Aptiv PLC	90	8,060

Automobile Manufacturers–0.54%
Ford Motor Co.	1,347	11,571
General Motors Co.	490	18,208
Tesla, Inc.(b)	47	14,801
		44,580

Automotive Retail–0.31%
AutoZone, Inc.(b)	8	9,155
CarMax, Inc.(b)	60	5,590
O’Reilly Automotive, Inc.(b)	25	10,888
		25,633

Biotechnology–2.38%
AbbVie, Inc.	493	39,218
Alexion Pharmaceuticals, Inc.(b)	71	7,483
Amgen, Inc.	198	42,224
Biogen, Inc.(b)	58	17,325
BioMarin Pharmaceutical, Inc.(b)	66	4,832
Celgene Corp.(b)	236	25,495
Gilead Sciences, Inc.	416	26,503
Incyte Corp.(b)	75	6,294
Regeneron Pharmaceuticals, Inc.(b)	28	8,576
Vertex Pharmaceuticals, Inc.(b)	89	17,398
		195,348

Brewers–0.04%
Molson Coors Brewing Co., Class B	56	2,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Managed Volatility Fund

	Shares	Value
Broadcasting–0.13%
CBS Corp., Class B	94	$ 3,388
Fox Corp., Class A	218	6,985
		10,373

Building Products–0.14%
Johnson Controls International PLC	266	11,526

Cable & Satellite–1.35%
Charter Communications, Inc., Class A(b)	53	24,796
Comcast Corp., Class A	1,529	68,530
Liberty Broadband Corp., Class C(b)	59	6,966
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	169	7,637
Sirius XM Holdings, Inc.	394	2,648
		110,577

Casinos & Gaming–0.18%
Las Vegas Sands Corp.	120	7,421
MGM Resorts International	146	4,161
Wynn Resorts, Ltd.	27	3,276
		14,858

Commodity Chemicals–0.15%
Dow, Inc.	239	12,067

Communications Equipment–1.04%
Arista Networks, Inc.(b)	22	5,381
Cisco Systems, Inc.	1,438	68,319
Juniper Networks, Inc.	99	2,457
Motorola Solutions, Inc.	53	8,815
		84,972

Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	83	5,962

Construction Machinery & Heavy Trucks–0.53%
Caterpillar, Inc.	187	25,769
Cummins, Inc.	51	8,796
PACCAR, Inc.	115	8,747
		43,312

Construction Materials–0.15%
Martin Marietta Materials, Inc.	22	5,762
Vulcan Materials Co.	45	6,429
		12,191

Consumer Finance–0.81%
Ally Financial, Inc.	110	3,369
American Express Co.	271	31,783
Capital One Financial Corp.	162	15,107
Discover Financial Services	103	8,267
Synchrony Financial	228	8,064
		66,590

Copper–0.05%
Freeport-McMoRan, Inc.	432	4,242

	Shares	Value
Data Processing & Outsourced Services–4.25%
Automatic Data Processing, Inc.	147	$ 23,848
Fidelity National Information Services, Inc.	208	27,406
Fiserv, Inc.(b)	189	20,061
FleetCor Technologies, Inc.(b)	27	7,944
Global Payments, Inc.	102	17,256
Mastercard, Inc., Class A	338	93,562
Paychex, Inc.	102	8,531
PayPal Holdings, Inc.(b)	377	39,246
Square, Inc., Class A(b)	117	7,187
Visa, Inc., Class A	579	103,560
		348,601

Distillers & Vintners–0.20%
Brown-Forman Corp., Class B	105	6,880
Constellation Brands, Inc., Class A	52	9,897
		16,777

Distributors–0.07%
Genuine Parts Co.	54	5,539

Diversified Banks–4.71%
Bank of America Corp.(c)	3,063	95,780
Citigroup, Inc.	748	53,751
JPMorgan Chase & Co.	1,053	131,541
U.S. Bancorp	514	29,308
Wells Fargo & Co.	1,465	75,638
		386,018

Diversified Chemicals–0.04%
Eastman Chemical Co.	40	3,042

Diversified Support Services–0.10%
Cintas Corp.	29	7,791

Drug Retail–0.17%
Walgreens Boots Alliance, Inc.	256	14,024

Electric Utilities–2.05%
American Electric Power Co., Inc.	172	16,235
Avangrid, Inc.	16	801
Duke Energy Corp.	245	23,094
Edison International	124	7,800
Entergy Corp.	65	7,896
Eversource Energy	103	8,625
Exelon Corp.	335	15,239
FirstEnergy Corp.	174	8,408
NextEra Energy, Inc.	163	38,849
PPL Corp.	257	8,607
Southern Co. (The)	353	22,119
Xcel Energy, Inc.	167	10,606
		168,279

Electrical Components & Equipment–0.50%
AMETEK, Inc.	78	7,149
Eaton Corp. PLC	145	12,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco U.S. Managed Volatility Fund

	Shares	Value
Electrical Components & Equipment–(continued)
Emerson Electric Co.	208	$ 14,591
Rockwell Automation, Inc.	41	7,051
		41,422

Electronic Components–0.22%
Amphenol Corp., Class A	98	9,832
Corning, Inc.	266	7,882
		17,714

Electronic Equipment & Instruments–0.07%
Keysight Technologies, Inc.(b)	56	5,651

Environmental & Facilities Services–0.30%
Republic Services, Inc.	103	9,014
Waste Management, Inc.	140	15,709
		24,723

Fertilizers & Agricultural Chemicals–0.10%
Corteva, Inc.	238	6,278
Mosaic Co. (The)	101	2,008
		8,286

Financial Exchanges & Data–1.03%
CME Group, Inc., Class A	119	24,484
Intercontinental Exchange, Inc.	187	17,638
Moody’s Corp.	65	14,345
MSCI, Inc.	28	6,568
S&P Global, Inc.	83	21,413
		84,448

Food Distributors–0.17%
Sysco Corp.	170	13,578

Food Retail–0.07%
Kroger Co. (The)	241	5,938

Footwear–0.45%
NIKE, Inc., Class B	410	36,716

General Merchandise Stores–0.50%
Dollar General Corp.	89	14,270
Dollar Tree, Inc.(b)	76	8,390
Target Corp.	173	18,496
		41,156

Gold–0.12%
Newmont Goldcorp Corp.	258	10,250

Health Care Distributors–0.23%
AmerisourceBergen Corp.	44	3,757
Cardinal Health, Inc.	88	4,351
Henry Schein, Inc.(b)	41	2,566
McKesson Corp.	62	8,246
		18,920

Health Care Equipment–3.36%
Abbott Laboratories	592	49,497

	Shares	Value
Health Care Equipment–(continued)
ABIOMED, Inc.(b)	13	$ 2,699
Baxter International, Inc.	169	12,962
Becton, Dickinson and Co.	91	23,296
Boston Scientific Corp.(b)	476	19,849
Danaher Corp.	213	29,356
Edwards Lifesciences Corp.(b)	71	16,925
IDEXX Laboratories, Inc.(b)	28	7,980
Intuitive Surgical, Inc.(b)	39	21,565
Medtronic PLC	452	49,223
ResMed, Inc.	49	7,248
Stryker Corp.	118	25,520
Zimmer Biomet Holdings, Inc.	67	9,261
		275,381

Health Care Facilities–0.14%
HCA Healthcare, Inc.	86	11,484

Health Care REITs–0.31%
Healthpeak Properties, Inc.	160	6,019
Ventas, Inc.	118	7,682
Welltower, Inc.	130	11,790
		25,491

Health Care Services–0.75%
Cigna Corp.	128	22,843
CVS Health Corp.	435	28,879
Laboratory Corp. of America Holdings(b)	35	5,767
Quest Diagnostics, Inc.	39	3,949
		61,438

Health Care Supplies–0.13%
Align Technology, Inc.(b)	27	6,812
DENTSPLY SIRONA, Inc.	67	3,670
		10,482

Health Care Technology–0.15%
Cerner Corp.	91	6,108
Veeva Systems, Inc., Class A(b)	45	6,382
		12,490

Home Furnishings–0.03%
Mohawk Industries, Inc.(b)	17	2,437

Home Improvement Retail–1.40%
Home Depot, Inc. (The)	370	86,795
Lowe’s Cos., Inc.	254	28,349
		115,144

Homebuilding–0.15%
D.R. Horton, Inc.	120	6,284
Lennar Corp., Class A	105	6,258
		12,542

Hotel & Resort REITs–0.04%
Host Hotels & Resorts, Inc.	211	3,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco U.S. Managed Volatility Fund

	Shares	Value
Hotels, Resorts & Cruise Lines–0.42%
Carnival Corp.	151	$ 6,477
Hilton Worldwide Holdings, Inc.	95	9,211
Marriott International, Inc., Class A	95	12,022
Royal Caribbean Cruises Ltd.	61	6,639
		34,349

Household Products–1.85%
Church & Dwight Co., Inc.	85	5,945
Clorox Co. (The)	37	5,464
Colgate-Palmolive Co.	292	20,031
Kimberly-Clark Corp.	118	15,680
Procter & Gamble Co. (The)	843	104,962
		152,082

Hypermarkets & Super Centers–1.21%
Costco Wholesale Corp.	148	43,972
Walmart, Inc.	472	55,347
		99,319

Industrial Conglomerates–1.39%
3M Co.	192	31,678
General Electric Co.	2,961	29,551
Honeywell International, Inc.	241	41,628
Roper Technologies, Inc.	34	11,456
		114,313

Industrial Gases–0.20%
Air Products and Chemicals, Inc.	76	16,208

Industrial Machinery–0.68%
Dover Corp.	42	4,363
Fortive Corp.	105	7,245
Illinois Tool Works, Inc.	106	17,870
Ingersoll-Rand PLC	77	9,771
Parker-Hannifin Corp.	45	8,257
Stanley Black & Decker, Inc.	52	7,869
		55,375

Industrial REITs–0.23%
Prologis, Inc.	215	18,868

Insurance Brokers–0.21%
Marsh & McLennan Cos., Inc.	170	17,615

Integrated Oil & Gas–2.24%
Chevron Corp.	642	74,562
Exxon Mobil Corp.	1,434	96,895
Occidental Petroleum Corp.	310	12,555
		184,012

Integrated Telecommunication Services–2.19%
AT&T, Inc.	2,467	94,955
Verizon Communications, Inc.	1,403	84,839
		179,794

	Shares	Value
Interactive Home Entertainment–0.29%
Activision Blizzard, Inc.	261	$ 14,624
Electronic Arts, Inc.(b)	93	8,965
		23,589

Interactive Media & Services–5.20%
Alphabet, Inc., Class A(b)	203	255,536
Facebook, Inc., Class A(b)	804	154,087
IAC/InterActiveCorp.(b)	27	6,136
Snap, Inc., Class A(b)	242	3,644
Twitter, Inc.(b)	238	7,133
		426,536

Internet & Direct Marketing Retail–3.84%
Amazon.com, Inc.(b)	148	262,946
Booking Holdings, Inc.(b)	14	28,683
eBay, Inc.	256	9,024
Expedia Group, Inc.	45	6,150
MercadoLibre, Inc. (Argentina)(b)	16	8,344
		315,147

Internet Services & Infrastructure–0.14%
Akamai Technologies, Inc.(b)	46	3,979
VeriSign, Inc.(b)	39	7,411
		11,390

Investment Banking & Brokerage–0.83%
Charles Schwab Corp. (The)	394	16,040
E*TRADE Financial Corp.	69	2,883
Goldman Sachs Group, Inc. (The)	113	24,112
Morgan Stanley	414	19,065
TD Ameritrade Holding Corp.	158	6,064
		68,164

IT Consulting & Other Services–1.13%
Accenture PLC, Class A	215	39,866
Cognizant Technology Solutions Corp., Class A	169	10,299
DXC Technology Co.	78	2,158
International Business Machines Corp.	299	39,985
		92,308

Life & Health Insurance–0.59%
Aflac, Inc.	243	12,918
Lincoln National Corp.	57	3,219
MetLife, Inc.	316	14,786
Principal Financial Group, Inc.	101	5,391
Prudential Financial, Inc.	136	12,395
		48,709

Life Sciences Tools & Services–1.01%
Agilent Technologies, Inc.	105	7,954
Illumina, Inc.(b)	50	14,776
IQVIA Holdings, Inc.(b)	58	8,376
Mettler-Toledo International, Inc.(b)	9	6,345
Thermo Fisher Scientific, Inc.	134	40,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco U.S. Managed Volatility Fund

	Shares	Value
Life Sciences Tools & Services–(continued)
Waters Corp.(b)	24	$ 5,079
		82,995

Managed Health Care–1.50%
Anthem, Inc.	86	23,141
Centene Corp.(b)	128	6,794
Humana, Inc.	43	12,651
UnitedHealth Group, Inc.	319	80,611
		123,197

Metal & Glass Containers–0.09%
Ball Corp.	110	7,697

Mortgage REITs–0.05%
Annaly Capital Management, Inc.	439	3,942

Movies & Entertainment–1.49%
Netflix, Inc.(b)	143	41,100
Viacom, Inc., Class B	104	2,242
Walt Disney Co. (The)	610	79,251
		122,593

Multi-line Insurance–0.28%
American International Group, Inc.	302	15,994
Hartford Financial Services Group, Inc. (The)	123	7,021
		23,015

Multi-Sector Holdings–1.22%
Berkshire Hathaway, Inc., Class B(b)	469	99,700

Multi–Utilities–1.10%
Ameren Corp.	84	6,527
CMS Energy Corp.	98	6,264
Consolidated Edison, Inc.	118	10,882
Dominion Energy, Inc.	282	23,279
DTE Energy Co.	57	7,257
NiSource, Inc.	105	2,944
Public Service Enterprise Group, Inc.	161	10,193
Sempra Energy	95	13,729
WEC Energy Group, Inc.	100	9,440
		90,515

Office REITs–0.21%
Alexandria Real Estate Equities, Inc.	40	6,350
Boston Properties, Inc.	53	7,271
Vornado Realty Trust	49	3,216
		16,837

Oil & Gas Equipment & Services–0.34%
Baker Hughes Co.	207	4,430
Halliburton Co.	313	6,025
National Oilwell Varco, Inc.	114	2,579
Schlumberger Ltd.	457	14,939
		27,973

	Shares	Value
Oil & Gas Exploration & Production–0.83%
Apache Corp.	110	$ 2,383
Cabot Oil & Gas Corp.	119	2,218
Concho Resources, Inc.	57	3,849
ConocoPhillips	367	20,258
Continental Resources, Inc.(b)	25	737
Devon Energy Corp.	116	2,352
Diamondback Energy, Inc.	46	3,945
EOG Resources, Inc.	197	13,654
Hess Corp.	94	6,181
Marathon Oil Corp.	233	2,686
Noble Energy, Inc.	135	2,600
Pioneer Natural Resources Co.	56	6,889
		67,752

Oil & Gas Refining & Marketing–0.55%
Marathon Petroleum Corp.	220	14,069
Phillips 66	153	17,874
Valero Energy Corp.	140	13,577
		45,520

Oil & Gas Storage & Transportation–0.45%
Cheniere Energy, Inc.(b)	92	5,663
Kinder Morgan, Inc.	654	13,067
ONEOK, Inc.	130	9,078
Williams Cos., Inc. (The)	397	8,857
		36,665

Packaged Foods & Meats–1.11%
Campbell Soup Co.	55	2,547
Conagra Brands, Inc.	138	3,733
General Mills, Inc.	206	10,477
Hershey Co. (The)	48	7,050
Hormel Foods Corp.	170	6,951
JM Smucker Co. (The)	32	3,382
Kellogg Co.	116	7,369
Kraft Heinz Co. (The)	305	9,861
McCormick & Co., Inc.	42	6,749
Mondelez International, Inc., Class A	477	25,018
Tyson Foods, Inc., Class A	92	7,617
		90,754

Paper Packaging–0.11%
International Paper Co.	141	6,159
Westrock Co.	75	2,803
		8,962

Personal Products–0.18%
Coty, Inc., Class A	82	959
Estee Lauder Cos., Inc. (The), Class A	76	14,156
		15,115

Pharmaceuticals–4.56%
Allergan PLC	112	19,724
Bristol–Myers Squibb Co.	539	30,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco U.S. Managed Volatility Fund

	Shares	Value
Pharmaceuticals–(continued)
Elanco Animal Health, Inc.(b)	104	$ 2,810
Eli Lilly and Co.	320	36,464
Johnson & Johnson	885	116,855
Merck & Co., Inc.	864	74,874
Pfizer, Inc.	1,872	71,829
Zoetis, Inc.	163	20,851
		374,330

Property & Casualty Insurance–0.55%
Allstate Corp. (The)	107	11,387
Loews Corp.	73	3,577
Markel Corp.(b)	4	4,684
Progressive Corp. (The)	192	13,383
Travelers Cos., Inc. (The)	90	11,795
		44,826

Railroads–0.96%
CSX Corp.	268	18,832
Kansas City Southern	37	5,209
Norfolk Southern Corp.	86	15,652
Union Pacific Corp.	236	39,049
		78,742

Real Estate Services–0.08%
CBRE Group, Inc., Class A(b)	121	6,480

Regional Banks–1.11%
BB&T Corp.	258	13,687
Citizens Financial Group, Inc.	128	4,500
Comerica, Inc.	42	2,748
Fifth Third Bancorp	233	6,776
First Republic Bank	59	6,275
Huntington Bancshares, Inc.	374	5,285
KeyCorp	345	6,200
M&T Bank Corp.	45	7,044
PNC Financial Services Group, Inc. (The)	143	20,978
Regions Financial Corp.	287	4,621
SunTrust Banks, Inc.	143	9,772
SVB Financial Group(b)	15	3,322
		91,208

Research & Consulting Services–0.24%
CoStar Group, Inc.(b)	12	6,594
Equifax, Inc.	42	5,742
Verisk Analytics, Inc.	52	7,524
		19,860

Residential REITs–0.33%
AvalonBay Communities, Inc.	45	9,795
Equity Residential	116	10,284
Essex Property Trust, Inc.	22	7,197
		27,276

Restaurants–1.26%
Chipotle Mexican Grill, Inc.(b)	9	7,003

	Shares	Value
Restaurants–(continued)
McDonald’s Corp.	254	$ 49,962
Starbucks Corp.	377	31,879
Yum China Holdings, Inc. (China)	102	4,335
Yum! Brands, Inc.	104	10,578
		103,757

Retail REITs–0.29%
Realty Income Corp.	109	8,915
Simon Property Group, Inc.	98	14,767
		23,682

Semiconductor Equipment–0.46%
Applied Materials, Inc.	312	16,929
KLA Corp.	53	8,959
Lam Research Corp.	45	12,197
		38,085

Semiconductors–3.64%
Advanced Micro Devices, Inc.(b)	348	11,808
Analog Devices, Inc.	121	12,902
Broadcom, Inc.	130	38,071
Intel Corp.	1,491	84,286
Maxim Integrated Products, Inc.	79	4,634
Microchip Technology, Inc.	82	7,732
Micron Technology, Inc.(b)	380	18,069
NVIDIA Corp.	194	38,998
QUALCOMM, Inc.	406	32,659
Skyworks Solutions, Inc.	55	5,008
Texas Instruments, Inc.	316	37,285
Xilinx, Inc.	79	7,168
		298,620

Soft Drinks–1.82%
Coca-Cola Co. (The)	1,444	78,597
Monster Beverage Corp.(b)	125	7,016
PepsiCo, Inc.	467	64,059
		149,672

Specialized REITs–1.27%
American Tower Corp.	151	32,930
Crown Castle International Corp.	141	19,570
Digital Realty Trust, Inc.	66	8,385
Equinix, Inc.	28	15,870
Public Storage	48	10,697
SBA Communications Corp., Class A	39	9,385
Weyerhaeuser Co.	263	7,682
		104,519

Specialty Chemicals–0.82%
Celanese Corp.	36	4,361
DuPont de Nemours, Inc.	254	16,741
Ecolab, Inc.	97	18,631
PPG Industries, Inc.	76	9,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco U.S. Managed Volatility Fund

	Shares	Value
Specialty Chemicals–(continued)
Sherwin-Williams Co. (The)	31	$ 17,742
		66,984

Specialty Stores–0.05%
Ulta Beauty, Inc.(b)	16	3,730

Steel–0.06%
Nucor Corp.	90	4,847

Systems Software–5.29%
Microsoft Corp.	2,537	363,730
NortonLifeLock, Inc.	216	4,942
Oracle Corp.	714	38,906
Palo Alto Networks, Inc.(b)	32	7,276
ServiceNow, Inc.(b)	64	15,825
VMware, Inc., Class A	22	3,482
		434,161

Technology Hardware, Storage & Peripherals–4.95%
Apple, Inc.	1,500	373,140
Dell Technologies, Inc., Class C(b)	71	3,755
Hewlett Packard Enterprise Co.	450	7,385
HP, Inc.	468	8,129
NetApp, Inc.	70	3,912
Seagate Technology PLC	78	4,526
Western Digital Corp.	105	5,423
		406,270

Tobacco–0.86%
Altria Group, Inc.	623	27,904
Philip Morris International, Inc.	519	42,268
		70,172

	Shares	Value

Trading Companies & Distributors–0.14%
Fastenal Co.	198	$7,116

W.W. Grainger, Inc.	13	4,015

		11,131

Trucking–0.12%
Lyft, Inc., Class A(b)	59	2,445

Uber Technologies, Inc.(b)	235	7,402

		9,847

Water Utilities–0.09%
American Water Works Co., Inc.	57	7,026

Wireless Telecommunication Services–0.10%
T–Mobile US, Inc.(b)	99	8,183

Total Common Stocks & Other Equity Interests (Cost $7,327,594)		8,152,739

Money Market Funds–1.03%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(d)	29,686	29,686

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(d)	21,202	21,210

Invesco Treasury Portfolio, Institutional Class, 1.66%(d)	33,927	33,927

Total Money Market Funds (Cost $84,823)		84,823

TOTAL INVESTMENTS IN SECURITIES-100.42% (Cost $7,412,417)		8,237,562

OTHER ASSETS LESS LIABILITIES–(0.42)%		(34,616)

NET ASSETS-100.00%		$8,202,946

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for futures contracts. See Note 1H.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $7,327,594)	$8,152,739
Investments in affiliated money market funds, at value (Cost $ 84,823)	84,823
Receivable for:
Fund expenses absorbed	46,068
Fund shares sold	15,478
Dividends	7,306
Investment for trustee deferred compensation and retirement plans	4,066
Other assets	1,053
Total assets	8,311,533

Liabilities:
Payable for:
Investments purchased	59,717
Accrued trustees’ and officers’ fees and benefits	1,335
Accrued other operating expenses	43,469
Trustee deferred compensation and retirement plans	4,066
Total liabilities	108,587
Net assets applicable to shares outstanding	$8,202,946

Net assets consist of:
Shares of beneficial interest	$7,599,277
Distributable earnings	603,669
$8,202,946

Net Assets:
Class R6	$8,202,946

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	752,338
Class R6:
Net asset value and offering price per share	$10.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco U.S. Managed Volatility Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividends	$132,104

Dividends from affiliated money market funds	1,362

Total investment income	133,466

Expenses:
Advisory fees	6,543

Administrative services fees	9,144

Custodian fees	8,596

Trustees’ and officers’ fees and benefits	19,735

Registration and filing fees	21,152

Reports to shareholders	8,468

Professional services fees	55,422

Other	8,215

Total expenses	137,275

Less: Fees waived and/or expenses reimbursed	(127,463)

Net expenses	9,812

Net investment income	123,654

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(28,762)

Futures contracts	(248,579)

(277,341)

Change in net unrealized appreciation of:
Investment securities	784,468

Futures contracts	30,465

814,933

Net realized and unrealized gain	537,592

Net increase in net assets resulting from operations	$661,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the year ended October 31, 2019 and for the period December 18, 2017 (commencement date) through October 31, 2018

	October 31, 2019	December 18, 2017 (commencement date) through October 31, 2018
Operations:
Net investment income	$123,654	$89,033
Net realized gain (loss)	(277,341)	(26,511)
Change in net unrealized appreciation	814,933	10,212
Net increase in net assets resulting from operations	661,246	72,734

Distributions to shareholders from distributable earnings:
Class R6	(138,152)	–
Share transactions–net:
Class R6	1,770,144	5,836,974
Net increase in net assets	2,293,238	5,909,708

Net assets:
Beginning of year	5,909,708	–
End of year	$8,202,946	$5,909,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco U.S. Managed Volatility Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average	Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets	turnover (c)
Class R6
Year ended 10/31/19	$10.14	$0.19	$0.81	$1.00	$(0.19)	$(0.05)	$(0.24)	$10.90	10.13%	$8,203	0.15%	(d)	2.10	%(d)	1.89%(d)	7%
Year ended 10/31/18(e)	10.00	0.16	(0.02)	0.14	–	–	–	10.14	1.40	5,910	0.15(f)		3.40	(f)	1.74(f)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,543 for Class R6 shares.
(e)	Commencement date of December 18, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco U.S. Managed Volatility Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or

21	Invesco U.S. Managed Volatility Fund

losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

22	Invesco U.S. Managed Volatility Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $6,542 and reimbursed Fund expenses of $120,921.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

23	Invesco U.S. Managed Volatility Fund

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity
Risk
Realized Gain (Loss):
Futures contracts	$(248,579)
Change in Net Unrealized Appreciation:
Futures contracts	30,465
Total	$(218,114)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$1,757,052

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2019 and for the period

December 18, 2017 (commencement date) through October 31, 2018

	2019	2018

Ordinary income	$121,104	$–

Long-term capital gain	17,048	–

Total distributions	$138,152	$–

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$149,574

Undistributed long-term capital gain		74,175

Net unrealized appreciation – investments		383,049

Temporary book/tax differences		(3,129)

Shares of beneficial interest		7,599,277

Total net assets		$8,202,946

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to straddle losses deferred.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

24	Invesco U.S. Managed Volatility Fund

The Fund does not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $1,983,118 and $447,897, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$698,405

Aggregate unrealized (depreciation) of investments	(315,356)

Net unrealized appreciation of investments	$383,049

Cost of investments for tax purposes is $7,854,513.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization of organizational expenses, on October 31, 2019, undistributed net investment income was increased by $7,215, undistributed net realized gain (loss) was increased by $626 and shares of beneficial interest was decreased by $7,841. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2019(a)		December 18, 2017 (commencement date) through October 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Class R6	192,970	$ 2,012,079	594,574	$5,962,973

Issued as reinvestment of dividends:
Class R6	2,204	21,052	-	-

Reacquired:
Class R6	(25,392)	(262,987)	(12,018)	(125,999)

Net increase in share activity	169,782	$ 1,770,144	582,556	$5,836,974

(a)	77% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25	Invesco U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Managed Volatility Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2019 and for the period December 18, 2017 (commencement of operations) through October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year ended October 31, 2019, and the changes in its net assets and the financial highlights for the year ended October 31, 2019 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,024.40	$0.77	$1,024.45	$0.77	0.15%
[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco U.S. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Managed Volatility Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider historical performance information for the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund and for the types of instruments purchased for its portfolio. The Board noted that Invesco Capital Management LLC currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the median contractual management fee rate of the Fund’s Broadridge expense group, as provided by management. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

28	Invesco U.S. Managed Volatility Fund

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29	Invesco U.S. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
Qualified Dividend Income for Reduced Tax Rate	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30	Invesco U.S. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] –1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg -1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco U.S. Managed Volatility Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

  Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

  Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         Invesco Distributors, Inc.                                                                         USMGV-AR-1

Annual Report to Shareholders	October 31, 2019

Invesco World Bond Fund
Nasdaq:
A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Despite marked market volatility along the way, most global equity markets produced solid gains for the reporting period. As the reporting period unfolded in the final months of 2018, global equities were reeling from a sharp sell-off. The catalyst for the sell-off was a combination of ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut. Gains posted earlier in 2018 for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied as investors fled to “safe haven” assets.

At the start of 2019, global equity markets rebounded strongly buoyed by more policy from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth left global equity markets largely flat for the third quarter. As the reporting period came to a close in October 2019, a raft of upbeat positive corporate earnings results and a US interest rate cut buoyed domestic equity results with some domestic indices recording record highs.

The Fed, in fact, both raised and lowered the federal funds rate during the reporting period. Given signs of a strong economy, the Fed raised rates in December 2018. In 2019, however, the Fed altered its outlook on further rate hikes leaving rates unchanged for the first half of the year. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. As the year continues to unfold, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco World Bond Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco World Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2019, Class A shares of Invesco World Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Global Aggregate Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, October 31, 2018 to October 31, 2019, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	12.83%
Class C Shares	12.01
Class Y Shares	13.23
Class R5 Shares	12.81
Class R6 Shares	13.21
Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)	9.54
Lipper Global Income Funds Index¾ (Peer Group Index)	8.51
Source(s): ▼RIMES Technologies Corp.; ¾Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2019, financial markets were driven predominantly by slowing US economic growth, global economic policy uncertainty, trade conflict and monetary policy interest rates. Slowing US growth has been a headwind for other countries and contributed to the global growth slowdown across developed (DM) and emerging market (EM) countries. Uncertainty about global policy maker goals and objectives made it more difficult for market participants to accurately discount prospective outcomes and, in our view, increased volatility in markets. The escalation of trade conflict has been a direct headwind for global trade volumes. Trade conflict has also impacted supply chains, increased uncertainty and weighed on investment and long-term capital expenditure plans. The steady increase in US interest rates in 2018 was a headwind for markets that culminated with sharp market adjustments in the fourth quarter of 2018. Since then, the US Federal Reserve (the Fed) has migrated to a more dovish stance and cut interest rates three times in 2019, which has been supportive of markets, offsetting some of the market headwinds from slowing growth.

The start of the fiscal year in late 2018 was particularly volatile, which raised demand for the perceived safety of core government bond markets. In December 2018, as expected, the Fed raised the federal funds interest rate from 2.25% to 2.50% in view of realized and expected labor market conditions and inflation.1 In Europe, the European Central Bank (ECB) reiterated its positive outlook for the eurozone. However, ECB president Mario Draghi stated that slower growth lies ahead for the eurozone, reflecting persistently weak data for the region. The ECB also announced the end of its quantitative easing (QE) program and that the ECB’s policy interest rates would remain at their current levels until at least the summer of 2019.

The first quarter of 2019 saw positive total returns across most global asset classes. Global bond market returns were positive, as bond investors remained fairly subdued about the prospects of economic growth, inflation and the likelihood of central banks raising interest rates. This forced bond yields lower causing bond market prices to rally. A series of disappointing economic data releases in Europe and the US meant there was a shift in tone from both the ECB and the Fed. Toward the end of the quarter, both central banks delivered downbeat assessments. The ECB restarted a crisis-era bank lending program and the Fed announced that they would not raise interest rates during 2019 and would scale back their balance sheet reduction program. Lastly, the US yield curve inverted (short-term yields are higher than long-term yields), as investors sharply marked down their expectations for growth, inflation and interest rate rises.

Continuing the upward trend, the second quarter of 2019 saw more positive returns across almost all global assets. Trade tensions simmered and concerns about weak inflation and dovish central bank rhetoric provided a backdrop. In the US, the Fed signaled interest rate cuts were likely. Many investors viewed the overall tone as more dovish than their expectations, sending the 10-year U.S. Treasury yield as low as 1.97% during the second quarter.2 In Europe, the ECB President hinted that the ECB could further loosen monetary policy unless they see an improvement in economic data, with the likely course of action being additional QE.

Portfolio Composition
By sector	% of total net assets

Sovereign Debt	32.66%
Financials	19.52
U.S. Treasury Securities	10.70
Energy	8.31
Communication Services	4.77
Collateralized Mortgage
Obligations	4.38
Materials	3.94
Health Care	3.36
Utilities	2.83
Other Sectors, Each Less than 2% of Net Assets	3.17
Money Market Funds Plus Other Assets Less Liabilities	6.36

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury Notes	8.2%
2. Russian Federal Bond - OFZ	4.8
3. Spain Government Bond	4.3
4. Canadian Government Bond	3.8
5. Japanese Government Bond	3.8

Total Net Assets	$25.4 million
Total Number of Holdings*	93

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any. Data presented here are as of October 31, 2019.

4	Invesco World Bond Fund

These themes continued through to the end of the fiscal year leading to a ‘risk-off’ tone throughout financial markets. Global bond market returns were positive, the key catalyst was once again expectations about central bank policy. In the US, the Fed cut rates, stating that the cut was aimed at underpinning the US economy, amid “uncertainties” about future growth. In Europe, a package of fresh stimulus was announced, to kick start the eurozone economy, with an interest rate cut and €20 billion a month of QE.

The Fund generated positive returns for the fiscal year and, at NAV, outperformed its broad market/style-specific benchmark, the Bloomberg Barclays Global Aggregate Index.

Following a volatile end to 2018, at the beginning of 2019 we believed EM was oversold and that oil price stabilization and China easing policy would provide tailwinds to the asset class. After a sharp rally in the first quarter of 2019, we saw the backdrop for EM as being less clear and believed that idiosyncratic stories were to be the focus for the second and third quarters. This view was implemented through best picks in EM currencies with mixed results. While our allocation to the Mexican peso, Indonesian rupiah and Russian ruble in the Fund outperformed versus the broad market/ style-specific index, our position in Brazilian real weighed on relative returns.

One of the big political uncertainties during the fiscal year was the outcome of Brexit, in our view. We believed that the risk of a hard Brexit was minimal and saw upside to sterling, which we played tactically throughout the fiscal year, tracking several developments that included deal agreements, deadline extensions and the prime minister’s resignation. Ultimately our allocation to sterling added to the Fund’s performance relative to the broad market/style-specific benchmark. Other tactical currency trades included a relative trade between the Australian dollar and New Zealand dollar, which was also a positive contributor to relative returns.

During the fiscal year, the Fund’s active duration and yield curve positioning contributed to the Fund’s performance relative to the broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts across multiple global yield curves was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration. The Fund was long US duration versus short Euro core duration as an expression of our US economic growth conversion theme; while the Euro position detracted from Fund performance, the US position was one of the largest contributors. As part of our Brexit theme, we traded tactically UK duration, which also added to relative returns. Our top picks within EM were also positive contributors, with rates in Indonesia, South Africa, Brazil and Ukraine outperforming during the fiscal year. Some disappointing results came from our allocation to France and Italy. The latter was a result of political uncertainty in the country, which violated our base case scenario and as such we closed the trade at a small loss.

We remained overweight credit, which outperformed during the fiscal year. Market sentiment remained strong and both the US and European credit markets continued to enjoy strong performance supported by dovish central banks and optimism surrounding US-Chinese trade talks.

Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain investmetns held by the Fund.

Thank you for investing in Invesco World Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bloomberg

Portfolio Managers:

Hemant Baijal

Gareth Isaac - Lead

Thomas Sartain - Lead

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco World Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco World Bond Fund

Average Annual Total Returns
As of 10/31/19, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.23%
10 Years	1.76
5 Years	1.51
1 Year	8.02

Class C Shares
Inception (3/31/06)	2.97%
10 Years	1.43
5 Years	1.62
1 Year	11.01

Class Y Shares
Inception (10/3/08)	3.33%
10 Years	2.46
5 Years	2.66
1 Year	13.23

Class R5 Shares
Inception (3/31/06)	3.77%
10 Years	2.41
5 Years	2.54
1 Year	12.81

Class R6 Shares
10 Years	2.39%
5 Years	2.67
1 Year	13.21

Average Annual Total Returns
As of 9/30/19, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.12%
10 Years	1.64
5 Years	1.05
1 Year	4.64

Class C Shares
Inception (3/31/06)	2.87%
10 Years	1.31
5 Years	1.15
1 Year	7.52

Class Y Shares
Inception (10/3/08)	3.19%
10 Years	2.33
5 Years	2.16
1 Year	9.61

Class R5 Shares
Inception (3/31/06)	3.68%
10 Years	2.30
5 Years	2.08
1 Year	9.40

Class R6 Shares
10 Years	2.27%
5 Years	2.18
1 Year	9.60

would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2021. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 2.06%, 2.81%, 1.81%, 1.59% and 1.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns

7	Invesco World Bond Fund

Invesco World Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative con- tract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount in- vested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco World Bond Fund

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited re- course in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as ex- change controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎	Liquidity risk. The Fund may be un- able to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or un- predictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to pre- payment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset- backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately- issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately- issued mortgaged-backed securities and asset-backed securities can become illiquid during periods of market stress. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage- related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s

9	Invesco World Bond Fund

performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When- issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10	Invesco World Bond Fund

Schedule of Investments

October 31, 2019

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–42.11%(a)
Australia–1.24%
Australia Government Bond, Series 136, 4.75%, 04/21/2027(b)	AUD	360,000	$314,122

Belgium–0.52%
Solvay Finance S.A., 5.87% (b)(c)	EUR	100,000	131,934

Canada–3.75%
Canadian Government Bond, 2.00%, 06/01/2028	CAD	1,200,000	954,269

China–0.37%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 5.38%, 05/01/2023(b)	EUR	100,000	94,800

Egypt–0.55%
Egypt Government International Bond, 6.38%, 04/11/2031(b)	EUR	120,000	139,474

France–2.53%
Electricite de France S.A., 4.13% (b)(c)	EUR	100,000	119,058

Orange S.A., 5.88% (b)(c)	GBP	200,000	281,322

TOTAL S.A., 2.63% (b)(c)	EUR	200,000	241,686

			642,066

Germany–0.52%
Evonik Industries AG, 2.13%, 07/07/2077(b)	EUR	115,000	132,854

India–1.66%
Province of British Columbia, 6.60%, 01/09/2020(b)	INR	30,000,000	422,963

Indonesia–0.76%
PT Perusahaan Listrik Negara, 1.88%, 11/05/2031(b)	EUR	175,000	194,283

Italy–3.39%
Italy Buoni Poliennali del Tesoro,
2.50%, 11/15/2025(b)	EUR	225,000	280,349

3.00%, 08/01/2029(b)	EUR	315,000	419,196

3.45%, 03/01/2048(b)	EUR	110,000	163,084

			862,629

Japan–6.60%
Japan Government Forty Year Bond,
Series 12, 0.50%, 03/20/2059	JPY	58,650,000	558,023

Series 9, 0.40%, 03/20/2056	JPY	78,650,000	725,390

Japan Government Twenty Year Bond, Series 147, 1.60%, 12/20/2033	JPY	35,000,000	395,100

			1,678,513

		Principal Amount	Value
Netherlands–1.93%
Cooperatieve Rabobank U.A., 5.50% (b)(c)	EUR	200,000	$229,819

Rabobank Capital Funding Trust IV, 5.56% (b)(c)	GBP	200,000	260,598

			490,417

Russia–4.82%
Russian Federal Bond - OFZ,
Series 6218, 8.50%, 09/17/2031	RUB	31,000,000	563,294

Series 6221, 7.70%, 03/23/2033	RUB	38,610,000	663,235

			1,226,529

Spain–4.37%
Spain Government Bond, 0.60%, 10/31/2029(b)	EUR	715,000	826,276

2.70%, 10/31/2048(b)	EUR	183,000	283,891

			1,110,167

Supranational–1.02%
International Bank for Reconstruction & Development, 0.50%, 06/21/2035	EUR	222,000	258,178

Switzerland–1.42%
Credit Suisse AG, 5.75%, 09/18/2025(b)	EUR	100,000	116,903

UBS Group Funding Switzerland AG, 5.75% (b)(c)	EUR	200,000	244,466

			361,369

United Kingdom–2.29%
Barclays PLC, 1.50%, 09/03/2023(b)	EUR	200,000	233,623

Lloyds Banking Group PLC, 1.75%, 09/07/2028(b)	EUR	100,000	114,763

United Kingdom Gilt,
3.50%, 01/22/2045(b)	GBP	86,224	169,895

3.50%, 07/22/2068(b)	GBP	25,000	62,869

			581,150

United States–4.37%
DH Europe Finance II S.a.r.l., 0.20%, 03/18/2026	EUR	150,000	165,832

Fiserv, Inc., 2.25%, 07/01/2025	GBP	100,000	133,695

Ford Motor Credit Co. LLC, 3.02%, 03/06/2024	EUR	100,000	117,173

Medtronic Global Holdings S.C.A., 1.13%, 03/07/2027	EUR	150,000	177,449

MPT Operating Partnership L.P./MPT Finance Corp., 3.33%, 03/24/2025	EUR	100,000	124,113

UGI International LLC, 3.25%, 11/01/2025(b)	EUR	100,000	118,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco World Bond Fund

		Principal Amount	Value
United States–(continued)
Verizon Communications, Inc., 2.88%, 01/15/2038	EUR	200,000	$275,346

			1,111,713

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,312,799)			10,707,430

U.S. Dollar Denominated Bonds & Notes–36.45%
Brazil–3.15%
Banco do Brasil S.A., 4.75%, 03/20/2024(b)		$200,000	209,850

Braskem Netherlands Finance B.V., 4.50%, 01/31/2030(b)		215,000	213,388

Petrobras Global Finance B.V., 5.75%, 02/01/2029		339,000	377,849

			801,087

Canada–1.76%
Enbridge, Inc., Series 16A, 6.00%, 01/15/2077		150,000	158,478

Gran Tierra Energy, Inc., 7.75%, 05/23/2027(b)		300,000	288,000

			446,478

Chile–0.79%
AES Gener S.A., 6.35% (5 yr. U.S. Treasury Yield Curve Rate + 4.92%), 10/07/2079(b)(d)		200,000	201,160

China–0.79%
Caiyun International Investment Ltd., 5.50%, 04/08/2022(b)		200,000	201,866

Egypt–0.84%
Egypt Government International Bond, 8.70%, 03/01/2049		200,000	214,897

Finland–2.34%
Nordea Bank Abp, 6.63% (b)(c)		250,000	272,714

3.75%, 08/30/2023(b)		307,000	322,397

			595,111

France–1.04%
BPCE S.A., 4.00%, 09/12/2023(b)		250,000	264,538

Germany–1.04%
Landwirtschaftliche Rentenbank, 3.13%, 11/14/2023		250,000	264,796

Italy–0.87%
Eni S.p.A., 4.25%, 05/09/2029(b)		200,000	220,902

Japan–0.82%
Japan Finance Organization for Municipalities, 3.00%, 03/12/2024(b)		200,000	208,100

	Principal Amount	Value
Luxembourg–0.37%
Intelsat Jackson Holdings S.A., 5.50%, 08/01/2023	$100,000	$94,000

Mexico–1.30%
Petroleos Mexicanos, 6.49%, 01/23/2027(b)	139,000	148,556

Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 8.88% (b)(c)	200,000	182,002

		330,558

Oman–2.10%
Oman Government International Bond, 6.00%, 08/01/2029(b)	320,000	320,503

Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(b)	206,000	212,891

		533,394

Russia–1.67%
ALROSA Finance S.A., 4.65%, 04/09/2024(b)	200,000	210,108

Evraz PLC, 5.25%, 04/02/2024(b)	200,000	213,659

		423,767

Switzerland–0.85%
Credit Suisse Group AG, 7.50% (b)(c)	200,000	215,823

Ukraine–1.36%
Ukraine Government International Bond, 7.75%, 09/01/2023(b)	100,000	107,177

9.75%, 11/01/2028(b)	200,000	238,429

		345,606

United Arab Emirates–1.07%
Abu Dhabi Government International Bond, 2.50%, 09/30/2029(b)	275,000	273,453

United Kingdom–3.19%
Bank of England Euro Note, 2.50%, 02/22/2022(b)	110,000	112,174

British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/2029(b)	60,000	61,448

HSBC Holdings PLC, 6.25% (c)	200,000	207,643

Lloyds Banking Group PLC, 4.55%, 08/16/2028	200,000	224,584

Nationwide Building Society, 3.62% (3 mo. USD LIBOR + 1.18%), 04/26/2023(b)(d)	200,000	205,693

		811,542

United States–11.10%
AbbVie, Inc., 4.25%, 11/14/2028	88,000	95,722

American Express Co., 3.70%, 11/05/2021	288,000	298,006

AT&T, Inc., 4.35%, 03/01/2029	315,000	349,170

Bank of America Corp., 3.56%, 04/23/2027	255,000	270,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco World Bond Fund

	Principal Amount	Value
United States–(continued)
BP Capital Markets America, Inc., 4.23%, 11/06/2028	$116,000	$131,460

Cigna Corp., 4.38%, 10/15/2028	161,000	177,795

Citigroup, Inc., 3.35%, 04/24/2025	290,000	301,844

CVS Health Corp., 4.78%, 03/25/2038	214,000	238,003

Fiserv, Inc., 3.50%, 07/01/2029	70,000	73,939

Gulfport Energy Corp., 6.38%, 01/15/2026	160,000	96,800

Morgan Stanley, 3.15% (3 mo. USD LIBOR + 1.18%), 01/20/2022(d)	150,000	151,578

Plains All American Pipeline, L.P., Series B, 6.13% (c)	355,000	331,577

Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)	120,000	99,600

Southern Co. (The), Series B, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(d)	197,000	206,150

		2,821,809

Total U.S. Dollar Denominated Bonds & Notes (Cost $8,916,403)		9,268,887

U.S. Treasury Securities–10.70%
U.S. Treasury Bonds–2.55%
2.88%, 05/15/2049	620,166	647,830

U.S. Treasury Notes–8.15%
1.75%, 06/30/2024	926,060	936,765

2.63%, 02/15/2029	1,100,297	1,135,333

		2,072,098

Total U.S. Treasury Securities (Cost $2,646,523)		2,719,928

Asset-Backed Securities–4.12%
COLT Mortgage Loan Trust, Series 2019-1, Class A1, 3.71%, 03/25/2049(b)(e)	75,185	76,121

Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 3.48%, 04/25/2058(b)(e)	174,447	176,388

	Principal Amount	Value
Galton Funding Mortgage Trust, Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(e)	$151,861	$155,946

Residential Mortgage Loan Trust, Series 2019-1, Class M1, 3.94%, 10/25/2058(b)(e)	181,630	184,593

Spruce Hill Mortgage Loan Trust, Series 2019-SH1, Class A1, 3.40%, 04/29/2049(b)(e)	82,162	83,008

Verus Securitization Trust, Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(e)	171,449	174,006

Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(e)	195,150	197,817

Total Asset-Backed Securities (Cost $1,032,465)		1,047,879

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.26%
Freddie Mac Multifamily Structured Pass Through Ctfs., Series K038, Class X1, IO, 1.15%, 03/25/2024(e) (Cost $68,324)	1,554,621	64,990

	Shares

Money Market Funds–3.28%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%(f)	291,763	291,763

Invesco Liquid Assets Portfolio, Institutional Class, 1.90%(f)	208,325	208,408

Invesco Treasury Portfolio, Institutional Class, 1.66%(f)	333,443	333,443

Total Money Market Funds (Cost $833,607)		833,614

TOTAL INVESTMENTS IN SECURITIES–96.92% (Cost $23,810,121)		24,642,728

OTHER ASSETS LESS LIABILITIES–3.08%		782,948

NET ASSETS–100.00%		$25,425,676

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
INR	– Indian Rupee
IO	– Interest Only
JPY	– Japanese Yen
LIBOR – London Interbank Offered Rate
RUB	– Russian Ruble
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco World Bond Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $11,648,643, which represented 45.81% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2019.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2019.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk

Canada 10 Year Bonds	30	December-2019	$3,235,290	$5,653	$5,653

Euro Bobl	4	December-2019	600,566	(7,680)	(7,680)

Japan 10 Year Bonds	1	December-2019	1,425,595	(8,436)	(8,436)

U.S. Treasury 5 Year Notes	11	December-2019	1,311,234	2,349	2,349

U.S. Treasury 10 Year Notes	9	December-2019	1,172,672	2,932	2,932

U.S. Treasury 10 Year Ultra Bonds	2	December-2019	284,219	3,152	3,152

Subtotal–Long Futures Contracts				(2,030)	(2,030)

Short Futures Contracts

Interest Rate Risk

Euro-Bund	22	December-2019	(4,214,405)	38,850	38,850

Long Gilt	2	December-2019	(344,149)	4,652	4,652

Subtotal–Short Futures Contracts				43,502	43,502

Total Futures Contracts				$41,472	$41,472

(a)	Futures contracts collateralized by $172,987 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk

Markit iTraxx Europe Crossover Index, Series 32, Version 1	Buy	(5.00)%	Quarterly	12/20/2024	2.40%	EUR	800,000	$(113,297)	$(110,074)	$3,223

Markit CDX North America High Yield Index, Series 33, Version 1	Buy	(5.00)	Quarterly	12/20/2024	2.40	USD	800,000	(59,446)	(56,881)	2,565

Total Credit Default Swap Agreements								$(172,743)	$(166,955)	$5,788

(a)	Centrally cleared swap agreements collateralized by $55,000 cash held with Credit Suisse Securities (USA) LLC.
(b)

Implied credit spreads represent the current level, as of October 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Forward Foreign Currency Contracts
Settlement			Contract to			Unrealized Appreciation

Date	Counterparty	Deliver			Receive	(Depreciation)
Currency Risk

11/05/2019	Goldman Sachs International	USD	200,231	EUR	180,000	$536

12/20/2019	Goldman Sachs International	JPY	60,000,000	USD	560,982	3,713

12/20/2019	Goldman Sachs International	NOK	13,439,079	SEK	14,500,000	43,907

12/20/2019	Goldman Sachs International	NOK	243,374	USD	27,212	738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco World Bond Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty		Deliver		Receive	(Depreciation)
12/20/2019	Goldman Sachs International	USD	34,776	CAD	46,059	$203

12/20/2019	Goldman Sachs International	USD	447,271	CNY	3,200,000	7,089

12/20/2019	Goldman Sachs International	USD	27,824	CZK	651,477	669

12/20/2019	Goldman Sachs International	USD	2,598,175	EUR	2,338,524	18,361

12/20/2019	Goldman Sachs International	USD	1,266,515	GBP	1,015,000	50,325

12/20/2019	Goldman Sachs International	USD	63,769	IDR	908,140,000	635

12/20/2019	Goldman Sachs International	USD	332,626	KRW	393,230,000	5,733

12/20/2019	Goldman Sachs International	USD	49,123	MXN	965,000	692

12/20/2019	Goldman Sachs International	USD	748,475	RUB	50,015,000	26,780

12/20/2019	Goldman Sachs International	USD	108,255	SEK	1,045,697	336

Subtotal–Appreciation						159,717

Currency Risk

12/20/2019	Goldman Sachs International	AUD	69,204	USD	47,425	(340)

12/20/2019	Goldman Sachs International	CAD	533,112	USD	400,000	(4,865)

12/20/2019	Goldman Sachs International	EUR	1,504,239	USD	1,670,316	(12,751)

12/20/2019	Goldman Sachs International	GBP	1,054,455	USD	1,321,035	(46,993)

12/20/2019	Goldman Sachs International	INR	15,080,000	USD	207,582	(4,096)

12/20/2019	Goldman Sachs International	RUB	127,520,000	USD	1,950,192	(26,427)

12/20/2019	Goldman Sachs International	SEK	14,588,118	NOK	13,515,000	(44,799)

12/20/2019	Goldman Sachs International	USD	4,006,250	JPY	430,830,132	(4,783)

12/20/2019	Goldman Sachs International	USD	498,000	RUB	32,125,233	(44)

12/20/2019	Goldman Sachs International	USD	29,524	ZAR	437,136	(772)

Subtotal–Depreciation						(145,870)

Total Forward Foreign Currency Contracts						$13,847

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
CZK	– Czech Koruna
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco World Bond Fund

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in securities, at value (Cost $22,976,514)	$23,809,114
Investments in affiliated money market funds, at value (Cost $833,607)	833,614
Other investments:
Variation margin receivable – futures contracts	23,828
Variation margin receivable–centrally cleared swap agreements	3,149
Unrealized appreciation on forward foreign currency contracts outstanding	159,717
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	172,987
Cash collateral – centrally cleared swap agreements	55,000
Foreign currencies, at value (Cost $860,712)	870,574
Receivable for:
Interest	228,770
Fund shares sold	21,060
Dividends	619
Investment for trustee deferred compensation and retirement plans	43,218
Other assets	19,580
Total assets	26,241,230

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	145,870
Payable for:
Investments purchased	407,464
Fund shares reacquired	6,190
Amount due custodian	98,426
Accrued fees to affiliates	42,407
Accrued trustees’ and officers’ fees and benefits	1,299
Accrued other operating expenses	68,576
Trustee deferred compensation and retirement plans	45,322
Total liabilities	815,554
Net assets applicable to shares outstanding	$25,425,676

Net assets consist of:

Shares of beneficial interest	$25,135,562

Distributable earnings	290,114

$25,425,676

Net Assets:

Class A	$20,457,784

Class C	$2,046,208

Class Y	$2,782,879

Class R5	$855

Class R6	$137,950

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	1,927,370

Class C	193,170

Class Y	262,392

Class R5	81

Class R6	12,994

Class A:
Net asset value per share	$10.61

Maximum offering price per share (Net asset value of $10.61 ÷ 95.75%)	$11.08

Class C:
Net asset value and offering price per share	$10.59

Class Y:
Net asset value and offering price per share	$10.61

Class R5:
Net asset value and offering price per share	$10.56

Class R6:
Net asset value and offering price per share	$10.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco World Bond Fund

Statement of Operations

For the year ended October 31, 2019

Investment income:
Interest (net of foreign withholding taxes of $5,661)	$954,711

Dividends from affiliated money market funds	15,493

Treasury Inflation-Protected Securities inflation adjustments	9,873

Total investment income	980,077

Expenses:

Advisory fees	163,044

Administrative services fees	11,326

Custodian fees	16,210

Distribution fees:
Class A	49,733

Class C	23,071

Transfer agent fees – A, C and Y	81,900

Transfer agent fees – R5	1

Transfer agent fees – R6	107

Trustees’ and officers’ fees and benefits	19,886

Registration and filing fees	69,883

Reports to shareholders	22,540

Professional services fees	66,492

Other	9,368

Total expenses	533,561

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(287,806)

Net expenses	245,755

Net investment income	734,322

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (net of foreign taxes of $672)	181,144

Foreign currencies	6,092

Forward foreign currency contracts	(363,285)

Futures contracts	362,656

Option contracts written	7,418

Swap agreements	(72,526)

121,499

Change in net unrealized appreciation (depreciation) of:
Investment securities	2,073,523

Foreign currencies	44,771

Forward foreign currency contracts	(1,400)

Futures contracts	(11,891)

Swap agreements	5,788

2,110,791

Net realized and unrealized gain	2,232,290

Net increase in net assets resulting from operations	$2,966,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco World Bond Fund

Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$734,322	$936,741

Net realized gain (loss)	121,499	(469,909)

Change in net unrealized appreciation (depreciation)	2,110,791	(1,843,105)

Net increase (decrease) in net assets resulting from operations	2,966,612	(1,376,273)

Distributions to shareholders from distributable earnings:
Class A	(216,496)	(438,683)

Class B	–	(938)

Class C	(25,308)	(54,593)

Class Y	(30,050)	(92,519)

Class R5	(9)	(19)

Class R6	(1,340)	(1,936)

Total distributions from distributable earnings	(273,203)	(588,688)

Return of capital:
Class A	(310,668)	(122,829)

Class B	–	(4)

Class C	(19,902)	(23,715)

Class Y	(51,416)	(23,195)

Class R5	(15)	(5)

Class R6	(2,273)	(453)

Total return of capital	(384,274)	(170,201)

Total distributions	(657,477)	(758,889)

Share transactions–net:
Class A	306,572	(2,234,131)

Class B	–	(222,690)

Class C	(1,774,645)	(240,689)

Class Y	(383,361)	(2,643,691)

Class R6	20,238	101,408

Net increase (decrease) in net assets resulting from share transactions	(1,831,196)	(5,239,793)

Net increase (decrease) in net assets	477,939	(7,374,955)

Net assets:
Beginning of year	24,947,737	32,322,692

End of year	$25,425,676	$24,947,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco World Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/19	$9.66	$0.30	$0.92	$1.22	$(0.11)	$–	$(0.16)	$(0.27)	$10.61	12.83%	$20,458	0.94	%(d)	2.08	%(d)	2.97	%(d)	177%
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	–	(0.06)	(0.27)	9.66	(4.89)	18,347	0.93		2.21		3.25		131
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	–	(0.23)	(0.27)	10.43	2.63	22,150	0.95		2.21		3.22		245
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	–	(0.08)	(0.16)	10.44	8.02	28,870	1.10		1.84		2.36		246
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	–	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Class C
Year ended 10/31/19	9.64	0.22	0.93	1.15	(0.08)	–	(0.12)	(0.20)	10.59	12.01	2,046	1.69	(d)	2.83	(d)	2.22	(d)	177
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	–	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68		2.96		2.50		131
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	–	(0.16)	(0.19)	10.41	1.80	4,147	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	–	(0.03)	(0.08)	10.42	7.24	5,121	1.85		2.59		1.61		246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	–	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Class Y
Year ended 10/31/19	9.65	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.61	13.23	2,783	0.69	(d)	1.83	(d)	3.22	(d)	177
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68		1.96		3.50		131
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	–	(0.26)	(0.30)	10.42	2.81	5,797	0.70		1.96		3.47		245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	–	(0.11)	(0.18)	10.44	8.40	10,509	0.85		1.59		2.61		246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	–	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Class R5
Year ended 10/31/19	9.64	0.33	0.89	1.22	(0.12)	–	(0.18)	(0.30)	10.56	12.81	1	0.69	(d)	1.60	(d)	3.22	(d)	177
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	–	(0.07)	(0.30)	9.64	(4.75)	1	0.68		1.73		3.50		131
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	–	(0.26)	(0.30)	10.42	2.81	1	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	–	(0.11)	(0.18)	10.44	8.29	1	0.85		1.30		2.61		246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	–	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Class R6
Year ended 10/31/19	9.66	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.62	13.21	138	0.69	(d)	1.60	(d)	3.22	(d)	177
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.66	(4.65)	106	0.68		1.73		3.50		131
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	–	(0.26)	(0.30)	10.43	2.91	11	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	–	(0.11)	(0.18)	10.44	8.29	11	0.85		1.30		2.61		246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	–	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $19,893, $2,307, $2,759, $1 and $123 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco World Bond Fund

Notes to Financial Statements

October 31, 2019

NOTE 1–Significant Accounting Policies

Invesco World Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

20	Invesco World Bond Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward,

21	Invesco World Bond Fund

and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a

22	Invesco World Bond Fund

covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the

23	Invesco World Bond Fund

protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.650%
Next $250 million	0.590%
Next $500 million	0.565%
Next $1.5 billion	0.540%
Next $2.5 billion	0.515%
Next $5 billion	0.490%
Over $10 billion	0.465%

For the year ended October 31, 2019, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

24	Invesco World Bond Fund

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $163,044 and reimbursed fund level expenses of $42,755 and reimbursed class level expenses of $64,514, $7,482, $8,949, $1 and $107 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2019, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $1,331 in front-end sales commissions from the sale of Class A shares and $102 and $537 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$–	$10,707,430	$–	$10,707,430
U.S. Dollar Denominated Bonds & Notes	–	9,268,887	–	9,268,887
U.S. Treasury Securities	–	2,719,928	–	2,719,928
Asset-Backed Securities	–	1,047,879	–	1,047,879
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	64,990	–	64,990
Money Market Funds	833,614	–	–	833,614
Total Investments in Securities	833,614	23,809,114	–	24,642,728

25	Invesco World Bond Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$57,588	$–	$–	$57,588

Forward Foreign Currency Contracts	–	159,717	–	159,717

Swap Agreements	–	5,788	–	5,788

	57,588	165,505	–	223,093

Other Investments - Liabilities*

Futures Contracts	(16,116)	–	–	(16,116)

Forward Foreign Currency Contracts	–	(145,870)	–	(145,870)

	(16,116)	(145,870)	–	(161,986)

Total Other Investments	41,472	19,635	–	61,107

Total Investments	$875,086	$23,828,749	$–	$24,703,835

*	Unrealized appreciation (depreciation).

NOTE 4 – Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2019:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$57,588	$57,588

Unrealized appreciation on swap agreements – Centrally Cleared(a)	5,788	-	-	5,788

Unrealized appreciation on forward foreign currency contracts outstanding	-	159,717	-	159,717

Total Derivative Assets	5,788	159,717	57,588	223,093

Derivatives not subject to master netting agreements	(5,788)	-	(57,588)	(63,376)

Total Derivative Assets subject to master netting agreements	$-	$159,717	$-	$159,717

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(16,116)	$(16,116)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(145,870)	-	(145,870)

Total Derivative Liabilities	-	(145,870)	(16,116)	(161,986)

Derivatives not subject to master netting agreements	-	-	16,116	16,116

Total Derivative Liabilities subject to master netting agreements	$-	$(145,870)	$-	$(145,870)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs International	$159,717	$(145,870)	$13,847	$-	$-	$13,847

26	Invesco World Bond Fund

Effect of Derivative Investments for the year ended October 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(363,285)	$-	$(363,285)

Futures contracts	-	-	362,656	362,656

Options purchased(a)	-	(17,337)	-	(17,337)

Options written	-	7,418	-	7,418

Swap agreements	(58,050)	-	(14,476)	(72,526)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(1,400)	-	(1,400)

Futures contracts	-	-	(11,891)	(11,891)

Swap agreements	5,788	-	-	5,788

Total	$(52,262)	$(374,604)	$336,289	$(90,577)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements

Average notional value	$45,074,235	$7,350,801	$1,500,000	$1,500,000	$2,327,746

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $954.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018

	2019	2018

Ordinary income	$273,203	$588,688

Return of capital	384,274	170,201

Total distributions	$657,477	$758,889

27	Invesco World Bond Fund

Tax Components of Net Assets at Period-End:

2019

Net unrealized appreciation – investments	$770,954

Net unrealized appreciation – foreign currencies	12,371

Temporary book/tax differences	(36,097)

Capital loss carryforward	(457,114)

Shares of beneficial interest	25,135,562

Total net assets	$25,425,676

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts, forward contracts, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$263,777	$193,337	$457,114

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $29,253,593 and $28,750,765, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $12,206,975 and $14,339,232, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,119,247

Aggregate unrealized (depreciation) of investments	(348,293)

Net unrealized appreciation of investments	$770,954

Cost of investments for tax purposes is $23,932,881.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, swap agreement income and return of capital distributions, on October 31, 2019, undistributed net investment income was decreased by $85,866, undistributed net realized gain was increased by $470,138 and shares of beneficial interest was decreased by $384,272. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Sold:
Class A	584,911	$5,884,683	386,231	$3,997,153

Class C	46,470	473,655	94,499	976,792

Class Y	273,472	2,788,384	257,352	2,612,923

Class R6	1,955	19,465	9,758	99,645

28	Invesco World Bond Fund

	Summary of Share Activity

	Years ended October 31,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	48,462	$490,625	50,935	$520,184

Class B(b)	-	-	88	924

Class C	3,755	37,627	6,882	70,106

Class Y	6,545	66,323	8,912	91,682

Class R6	326	3,309	206	2,086

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	18,932	202,956

Class B	-	-	(18,980)	(202,956)

Automatic conversion of Class C shares to Class A shares:
Class A	112,403	1,125,357	-	-

Class C	(112,520)	(1,125,357)	-	-

Reacquired:
Class A	(717,490)	(7,194,093)	(681,579)	(6,954,424)

Class B(b)	-	-	(1,970)	(20,658)

Class C	(116,856)	(1,160,570)	(127,453)	(1,287,587)

Class Y	(318,308)	(3,238,068)	(521,993)	(5,348,296)

Class R6	(252)	(2,536)	(31)	(323)

Net increase (decrease) in share activity	(187,127)	$(1,831,196)	(518,211)	$(5,239,793)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 12–Subsequent Event

On December 10, 2019, the Board of Trustees approved changes to the investment objective and principal investment strategies of the Fund in connection with repositioning the Fund as a factor-based world bond fund, including changing the Fund’s name to Invesco World Bond Factor Bond Fund, effective on or about February 28, 2020.

Further, effective on or about February 28, 2020, the contractual management fee for the Fund will be lowered to 0.27% of the Fund’s average daily net assets for the first $2 billion in assets and 0.25% of the Fund’s average daily net assets over $2 billion in assets.

29	Invesco World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco World Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco World Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco World Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,073.90	$4.91	$1,020.47	$4.79	0.94%
Class C	1,000.00	1,070.10	8.82	1,016.69	8.59	1.69
Class Y	1,000.00	1,076.30	3.61	1,021.73	3.52	0.69
Class R5	1,000.00	1,074.50	3.61	1,021.73	3.52	0.69
Class R6	1,000.00	1,076.30	3.61	1,021.73	3.52	0.69

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2019 through October 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31	Invesco World Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco World Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the name and strategy of the Fund was changed and the benchmark was changed to the Lipper Global Income Funds Index effective December 1, 2016. The Board compared the Fund’s investment performance for the one and two year periods ended December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Global Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one

32	Invesco World Bond Fund

and two year periods. The Board noted that exposure to high yield credit and emerging markets, as well as overweight exposure to certain currencies, negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

33	Invesco World Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	8.17%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34	Invesco World Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor[2] – 1954 Trustee	2006

Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds

Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco World Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco World Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

T-3	Invesco World Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman ofAudit Committeeof AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Reitred Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco World Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco World Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6	Invesco World Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco World Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-AR-1

Annual Report	10/31/2019

Invesco
Oppenheimer
Discovery Mid Cap
Growth Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Discovery Mid Cap Growth Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Growth Index
1-Year	20.43%	13.80%	18.93%
5-Year	11.68	10.42	10.92
10-Year	14.67	14.03	15.19

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund produced a net return of 20.43% during the reporting period, outperforming the Russell Midcap Growth Index (the “Index”) return of 18.93%. The Fund’s outperformance versus the Index was largely the result of favorable stock selection in the Information Technology, Industrials, and Communication Services sectors. The Fund underperformed the Index in the Consumer sector.

MARKET OVERVIEW

The reporting period encompassed a volatile environment for equities. The last calendar quarter of 2018 saw a significant sell-off in equities as investors grew concerned about China trade fears and the Fed continued to tighten monetary policy. Equities rebounded to start this year and optimism continued throughout most of 2019 as markets rose despite several sentiment-driven pullbacks. Volatility was elevated due to a combination of trade wars, a rise in geopolitical tensions, and interest rate uncertainty.

FUND REVIEW

Top performing stocks for the Fund this reporting period included RingCentral, CoStar Group and Total Systems Services.

RingCentral is a leading provider of digital communications solutions. The Company is disrupting the corporate communications market with cloud-based services which led to revenue growth above 30% each quarter during the reporting period. Near the end of the year, RingCentral announced a significant

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

new partnership with Avaya that can likely sustain a high growth rate for the near future. This is one of the largest positions in the Fund.

CoStar Group is the leading provider of commercial real estate information services in the U.S. The Company is experiencing robust organic growth across its segments with margins benefitting from strong operating leverage. CoStar reported better than expected financial results throughout the year and it continues to be one of our largest holdings.

Total System Services provides electronic payment processing services to financial and non-financial institutions, enabling businesses to go paperless. TSS is a market leader in both credit issuer processing and merchant processing services. The Company reported strong financial results during the year. In the summer of 2019 the Company announced it would merge with Global Payments which drove a large gain in the stock.

Detractors from the Fund’s performance this reporting period included Vail Resorts, Lamb Weston and Ross Stores.

Vail Resorts is one of the leading ski resort operators in the world. Vail has a strong management team that grew traffic at its ski resorts while also acquiring additional properties. However, in early 2019 Vail

Resorts reported disappointing early season skier metrics which led to a reduction in guidance. This led to the stock’s underperformance and we decided to exit our position given the length of time it will likely take for the Company to return to an adequate growth profile.

Lamb Weston is a producer of frozen potato products, specifically fries, puffs, chips and prepared potato products. The Company (which was one of the Fund’s top performing stocks in 2018) began to see revenue growth slow during the reporting period after strong industry demand the prior year. In addition, we became concerned about a competitor’s announcement of plans to invest in additional potato processing capacity.

Ross Stores offers name brand and designer apparel and accessories at discount prices. Retail stores in general suffered a pullback in late 2018 due to a weak holiday sales period and ongoing pressure from e-commerce alternatives such as Amazon. The Company has executed well in this difficult retail environment, but industry pressures caused their growth rate to decline more than expected which led to underperformance.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are

6      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Ronald J. Zibelli, Portfolio Manager

Justin Livengood, Portfolio Manager

7      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
O’Reilly Automotive, Inc.	2.3%
KLA Corp.	2.1
Synopsys, Inc.	2.0
Pool Corp.	1.9
RingCentral, Inc., Cl. A	1.9
TransDigm Group, Inc.	1.9
CoStar Group, Inc.	1.9
lululemon athletica, Inc.	1.8
Lam Research Corp.	1.8
Bright Horizons Family Solutions, Inc.	1.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019 and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES
Software	9.6%
Health Care Equipment & Supplies	8.7
Semiconductors & Semiconductor Equipment	7.0
IT Services	6.5
Commercial Services & Supplies	5.4
Specialty Retail	4.5
Life Sciences Tools & Services	4.5
Professional Services	4.0
Capital Markets	3.9
Electronic Equipment, Instruments, & Components	3.5

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019 and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

8      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19
	Inception Date	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	20.43%	11.68%	14.67%
Class C (OEGCX)	11/1/00	19.43	10.84	13.79
Class R (OEGNX)	3/1/01	20.09	11.40	14.36
Class Y (OEGYX)	11/1/00	20.68	11.94	15.07
Class R5 (DMCFX)[1]	5/24/19	20.59	11.71	14.69
Class R6 (OEGIX)[2]	2/28/13	20.92	12.16	13.66	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19
	Inception Date	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	13.80%	10.42%	14.03%
Class C (OEGCX)	11/1/00	18.43	10.84	13.79
Class R (OEGNX)	3/1/01	20.09	11.40	14.36
Class Y (OEGYX)	11/1/00	20.68	11.94	15.07
Class R5 (DMCFX)[1]	5/24/19	20.59	11.71	14.69
Class R6 (OEGIX)[2]	2/28/13	20.92	12.16	13.66	[3]

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Show performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

9      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,054.20	$5.81
Class C	1,000.00	1,049.30	9.65
Class R	1,000.00	1,052.30	7.11
Class Y	1,000.00	1,055.40	4.52
Class R5	1,000.00	1,055.60	3.38
Class R6	1,000.00	1,056.20	3.53

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.56	5.72
Class C	1,000.00	1,015.83	9.49
Class R	1,000.00	1,018.30	6.99
Class Y	1,000.00	1,020.82	4.44
Class R5	1,000.00	1,021.42	3.83
Class R6	1,000.00	1,021.78	3.47

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.12%
Class C	1.86
Class R	1.37
Class Y	0.87
Class R5	0.75
Class R6	0.68

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

12      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—18.1%
Distributors—1.9%
Pool Corp.	144,325	$29,933,005
Diversified Consumer Services—1.8%
Bright Horizons Family Solutions, Inc.[1]	190,218	28,251,177
Entertainment—1.6%
Live Nation Entertainment, Inc.[1]	361,929	25,515,995
Hotels, Restaurants & Leisure—2.9%
Chipotle Mexican Grill, Inc., Cl. A1	28,885	22,477,152
Hilton Worldwide Holdings, Inc.	126,327	12,248,666
Planet Fitness, Inc., Cl. A1	167,220	10,645,225
		45,371,043
Interactive Media & Services—1.7%
IAC/InterActiveCorp[1]	113,562	25,806,964
Media—1.6%
Altice USA, Inc., Cl. A1	336,758	10,422,660
Cable One, Inc.	10,639	14,100,612
		24,523,272
Specialty Retail—4.5%
Burlington Stores, Inc.[1]	29,648	5,697,456
CarMax, Inc.[1]	122,503	11,413,604
O’Reilly Automotive, Inc.[1]	83,856	36,520,127
Tractor Supply Co.	173,809	16,515,331
		70,146,518
Textiles, Apparel & Luxury Goods—2.1%
lululemon athletica, Inc.[1]	141,390	28,881,735
VF Corp.	41,617	3,424,663
		32,306,398
Consumer Staples—2.6%
Food Products—1.5%
McCormick & Co., Inc.	121,144	19,466,629
Simply Good Foods Co. (The)[1]	142,655	3,500,754
		22,967,383

	Shares	Value
Household Products—1.1%
Church & Dwight Co., Inc.	255,499	$17,869,600
Energy—1.0%
Oil, Gas & Consumable Fuels—1.0%
Cheniere Energy, Inc.[1]	122,256	7,524,857
Diamondback Energy, Inc.	88,417	7,582,642
		15,107,499
Financials—10.1%
Capital Markets—3.9%
KKR & Co., Inc., Cl. A	336,323	9,696,192
LPL Financial Holdings, Inc.	48,405	3,913,060
MarketAxess Holdings, Inc.	37,094	13,672,478
MSCI, Inc., Cl. A	112,813	26,461,417
Tradeweb Markets, Inc., Cl. A	191,316	7,987,443
		61,730,590
Commercial Banks—0.7%
First Republic Bank	96,082	10,219,281
Insurance—1.5%
Arthur J. Gallagher & Co.	263,707	24,055,353
Real Estate Investment Trusts (REITs)—3.0%
Alexandria Real Estate Equities, Inc.	87,695	13,921,581
Americold Realty Trust	214,162	8,585,755
SBA Communications Corp., Cl. A	99,177	23,866,945
		46,374,281
Real Estate Management & Development—1.0%
CBRE Group, Inc., Cl. A1	298,689	15,994,796
Health Care—14.6%
Biotechnology—0.5%
Exact Sciences Corp.[1]	95,233	8,285,271
Health Care Equipment & Supplies—8.7%
Cooper Cos., Inc. (The)	53,100	15,452,100
DexCom, Inc.[1]	152,029	23,448,953

14      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value
Health Care Equipment & Supplies (Continued)
Edwards Lifesciences Corp.[1]	87,554	$20,871,122
IDEXX Laboratories, Inc.[1]	86,660	24,698,967
Masimo Corp.[1]	109,267	15,930,036
Novocure Ltd.[1]	69,197	4,957,273
STERIS plc	108,677	15,385,403
West Pharmaceutical Services, Inc.	107,790	15,504,514
		136,248,368
Health Care Technology—0.9%
Veeva Systems, Inc., Cl. A1	99,233	14,074,216
Life Sciences Tools & Services—4.5%
Bio-Rad Laboratories, Inc., Cl. A1	41,395	13,727,410
Bio-Techne Corp.	59,236	12,331,158
ICON plc[1]	131,196	19,272,692
IQVIA Holdings, Inc.[1]	167,313	24,163,344
		69,494,604
Industrials—20.3%
Aerospace & Defense—3.2%
HEICO Corp.	170,336	21,009,242
TransDigm Group, Inc.	54,930	28,908,561
		49,917,803
Building Products—0.9%
Masco Corp.	320,712	14,832,930
Commercial Services & Supplies—5.4%
Cintas Corp.	92,678	24,899,798
Copart, Inc.[1]	230,541	19,051,908
Republic Services, Inc., Cl. A	256,244	22,423,913
Waste Connections, Inc.	186,333	17,217,169
		83,592,788
Electrical Equipment—0.9%
AMETEK, Inc.	156,992	14,388,317
Industrial Conglomerates—2.2%
Carlisle Cos., Inc.	48,869	7,441,282
Roper Technologies, Inc.	80,455	27,110,117
		34,551,399

	Shares	Value
Machinery—1.8%
IDEX Corp.	126,177	$19,624,309
Woodward, Inc.	72,764	7,761,008
		27,385,317
Professional Services—4.0%
CoStar Group, Inc.[1]	52,634	28,923,436
IHS Markit Ltd.[1]	220,051	15,407,971
TransUnion	223,244	18,444,419
		62,775,826
Road & Rail—1.9%
Kansas City Southern	105,959	14,916,908
Old Dominion Freight Line, Inc.	78,822	14,351,910
		29,268,818
Information Technology—28.1%
Communications Equipment—1.5%
Motorola Solutions, Inc.	144,647	24,057,689
Electronic Equipment, Instruments, & Components—3.5%
CDW Corp.	209,701	26,822,855
Keysight Technologies, Inc.[1]	274,602	27,710,088
		54,532,943
IT Services—6.5%
Black Knight, Inc.[1]	133,681	8,582,320
Booz Allen Hamilton Holding Corp., Cl. A	274,064	19,285,884
EPAM Systems, Inc.[1]	53,175	9,356,673
Euronet Worldwide, Inc.[1]	101,750	14,252,122
Global Payments, Inc.	117,254	19,837,032
Twilio, Inc., Cl. A1	124,819	12,052,522
WEX, Inc.[1]	93,037	17,600,740
		100,967,293
Semiconductors & Semiconductor Equipment—7.0%
Advanced Micro Devices, Inc.[1]	582,677	19,770,231
KLA Corp.	191,861	32,432,183
Lam Research Corp.	106,076	28,750,839
Marvell Technology Group Ltd.	473,609	11,551,324
Monolithic Power Systems, Inc.	116,896	17,525,048
		110,029,625

15      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Software—9.6%
ANSYS, Inc.[1]	58,024	$12,773,983
Aspen Technology, Inc.[1]	93,818	10,799,390
Atlassian Corp. plc, Cl. A1	153,519	18,543,560
Coupa Software, Inc.[1]	90,033	12,378,637
Fair Isaac Corp.[1]	10,392	3,159,584
Paycom Software, Inc.[1]	50,183	10,615,210
RingCentral, Inc., Cl. A1	181,680	29,344,954
Splunk, Inc.[1]	94,557	11,343,058
Synopsys, Inc.[1]	230,548	31,296,891
Trade Desk, Inc. (The), Cl. A1	48,029	9,644,223
		149,899,490
Materials—3.0%
Chemicals—0.3%
Huntsman Corp.	160,957	3,561,978
Construction Materials—0.9%
Martin Marietta Materials, Inc.	54,957	14,393,788

	Shares	Value
Containers & Packaging—1.8%
Avery Dennison Corp.	64,050	$8,189,433
Ball Corp.	285,966	20,009,041
		28,198,474
Total Common Stocks (Cost $1,192,315,136)		1,526,630,092
Investment Company—1.9%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[2] (Cost $29,853,080)	29,853,080	29,853,080
Total Investments, at Value (Cost $1,222,168,216)	99.7%	1,556,483,172
Net Other Assets (Liabilities)	0.3	4,948,365
Net Assets	100.0%	$1,561,431,537

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $1,192,315,136)	$1,526,630,092
Affiliated companies (cost $29,853,080)	29,853,080

1,556,483,172
Cash	195,445
Receivables and other assets:
Investments sold	7,314,492
Shares of beneficial interest sold	2,856,984
Dividends	219,706
Other	32,012

Total assets	1,567,101,811

Liabilities
Payables and other liabilities:
Investments purchased	2,666,432
Shares of beneficial interest redeemed	1,908,924
Transfer and shareholder servicing agent fees	574,587
Distribution and service plan fees	297,994
Shareholder communications	122,379
Trustees’ compensation	32,461
Advisory fees	27,697
Administration fees	281
Other	39,519

Total liabilities	5,670,274
Net Assets	$1,561,431,537

Composition of Net Assets
Shares of beneficial interest	$1,168,090,575
Total distributable earnings	393,340,962

Net Assets	$1,561,431,537

17      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $748,190,459 and 33,755,172 shares of beneficial interest outstanding)	$22.17

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$23.46

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,705,249 and 7,856,465 shares of beneficial interest outstanding)	$17.65

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $75,341,963 and 3,673,384 shares of beneficial interest outstanding)	$20.51

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $253,901,499 and 10,096,167 shares of beneficial interest outstanding)	$25.15

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,776 and 485.4 shares of beneficial interest outstanding)	$22.20

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $345,281,591 and 13,516,264 shares of beneficial interest outstanding)	$25.55

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $33,579)	$9,969,830
Affiliated companies	683,635
Interest	8,023

Total investment income	10,661,488

Expenses
Advisory fees	9,313,254
Administration fees	94,469
Distribution and service plan fees:
Class A	1,587,412
Class C	1,499,213
Class R	352,372
Transfer and shareholder servicing agent fees:
Class A	1,334,107
Class C	301,709
Class R	142,597
Class Y	507,352
Class R5	3
Class R6	53,663
Shareholder communications:
Class A	64,881
Class C	13,293
Class R	6,893
Class Y	22,400
Class R5	1
Class R6	29,970
Trustees’ compensation	22,610
Borrowing fees	21,502
Custodian fees and expenses	7,959
Other	120,492

Total expenses	15,496,152
Less waivers and reimbursement of expenses	(100,496)

Net expenses	15,395,656

Net Investment Loss	(4,734,168)

Realized and Unrealized Gain
Net realized gain on unaffiliated companies (includes net gain (loss) from securities sold to affiliates of $(189,893))	67,449,498
Net change in unrealized appreciation/(depreciation) on investment transactions	206,159,585
Net Increase in Net Assets Resulting from Operations	$268,874,915

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment loss	$(4,734,168)	$(6,666,251)
Net realized gain (loss)	67,449,498	128,938,953
Net change in unrealized appreciation/(depreciation)	206,159,585	(98,872,843)

Net increase in net assets resulting from operations	268,874,915	23,399,859

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(53,035,330)	(47,997,336)
Class B1	—	(291,185)
Class C	(16,332,699)	(14,311,157)
Class R	(5,998,411)	(4,631,288)
Class Y	(18,908,343)	(16,563,033)
Class R5	—	—
Class R6	(18,753,312)	(5,689,990)

Total distributions from distributable earnings	(113,028,095)	(89,483,989)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	77,527,637	88,534,367
Class B1	—	(3,525,192)
Class C	(25,550,087)	26,088,599
Class R	5,272,346	16,601,912
Class Y	(18,068,289)	44,299,694
Class R5	10,000	—
Class R6	102,610,622	138,484,954

Total beneficial interest transactions	141,802,229	310,484,334

Net Assets
Total increase	297,649,049	244,400,204
Beginning of period	1,263,782,488	1,019,382,284

End of period	$1,561,431,537	$1,263,782,488

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$20.28	$21.45	$16.98	$17.74	$17.96
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.08)	(0.12)	(0.09)	(0.09)	(0.14)
Net realized and unrealized gain	3.75	0.81	4.71	0.05	1.69
Total from investment operations	3.67	0.69	4.62	(0.04)	1.55
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(1.78)	(1.86)	(0.15)	(0.72)	(1.77)
Net asset value, end of period	$22.17	$20.28	$21.45	$16.98	$17.74

Total Return, at Net Asset Value[3]	20.43%	3.52%	27.43%	(0.19)%	9.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$748,190	$604,414	$547,963	$435,153	$412,169
Average net assets (in thousands)	$661,861	$604,271	$483,393	$439,282	$340,390
Ratios to average net assets:[4]
Net investment income (loss)	(0.37)%	(0.55)%	(0.48)%	(0.52)%	(0.77)%
Expenses excluding specific expenses listed below	1.11%	1.11%	1.21%	1.31%	1.32%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	1.11%	1.11%	1.21%	1.31%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%[7]	1.11%[7]	1.20%	1.30%	1.32%[7]
Portfolio turnover rate[8]	84%	108%	139%	128%	91%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.11%
Year Ended October 31, 2018	1.11%
Year Ended October 31, 2017	1.21%
Year Ended October 31, 2016	1.31%
Year Ended October 30, 2015	1.32%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$16.65	$18.06	$14.43	$15.30	$15.83
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.18)	(0.23)	(0.20)	(0.18)	(0.23)
Net realized and unrealized gain	2.96	0.68	3.98	0.03	1.47
Total from investment operations	2.78	0.45	3.78	(0.15)	1.24
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(1.78)	(1.86)	(0.15)	(0.72)	(1.77)
Net asset value, end of period	$17.65	$16.65	$18.06	$14.43	$15.30

Total Return, at Net Asset Value[3]	19.43%	2.79%	26.45%	(0.98)%	8.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,705	$153,263	$138,647	$115,201	$114,735
Average net assets (in thousands)	$150,006	$153,044	$125,476	$119,779	$94,159
Ratios to average net assets:[4]
Net investment income (loss)	(1.12)%	(1.30)%	(1.24)%	(1.28)%	(1.52)%
Expenses excluding specific expenses listed below	1.87%	1.86%	1.96%	2.06%	2.08%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	1.87%	1.86%	1.96%	2.06%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.86%[7]	1.95%	2.06%[7]	2.08%[7]
Portfolio turnover rate[8]	84%	108%	139%	128%	91%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.87%
Year Ended October 31, 2018	1.86%
Year Ended October 31, 2017	1.96%
Year Ended October 31, 2016	2.06%
Year Ended October 30, 2015	2.08%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class R	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.95	$20.21	$16.05	$16.85	$17.18
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.12)	(0.16)	(0.13)	(0.12)	(0.17)
Net realized and unrealized gain	3.46	0.76	4.44	0.04	1.61
Total from investment operations	3.34	0.60	4.31	(0.08)	1.44
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(1.78)	(1.86)	(0.15)	(0.72)	(1.77)
Net asset value, end of period	$20.51	$18.95	$20.21	$16.05	$16.85

Total Return, at Net Asset Value[3]	20.09%	3.27%	27.09%	(0.45)%	9.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,342	$63,189	$50,117	$36,480	$35,665
Average net assets (in thousands)	$70,766	$59,180	$41,964	$35,385	$30,350
Ratios to average net assets:[4]
Net investment income (loss)	(0.62)%	(0.80)%	(0.70)%	(0.77)%	(1.02)%
Expenses excluding specific expenses listed below	1.37%	1.36%	1.46%	1.56%	1.58%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	1.37%	1.36%	1.46%	1.56%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.36%[7]	1.45%	1.56%[7]	1.58%[7]
Portfolio turnover rate[8]	84%	108%	139%	128%	91%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.37%
Year Ended October 31, 2018	1.36%
Year Ended October 31, 2017	1.46%
Year Ended October 31, 2016	1.56%
Year Ended October 30, 2015	1.58%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]

Per Share Operating Data
Net asset value, beginning of period	$22.71	$23.74	$18.73	$19.45	$19.48
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	(0.07)	(0.05)	(0.05)	(0.10)
Net realized and unrealized gain	4.25	0.90	5.21	0.05	1.84

Total from investment operations	4.22	0.83	5.16	0.00	1.74
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(1.78)	(1.86)	(0.15)	(0.72)	(1.77)
Net asset value, end of period	$25.15	$22.71	$23.74	$18.73	$19.45

Total Return, at Net Asset Value[3]	20.68%	3.79%	27.75%	0.04%	9.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$253,901	$243,035	$210,789	$158,471	$117,152
Average net assets (in thousands)	$252,079	$220,255	$184,099	$149,608	$53,645
Ratios to average net assets:[4]
Net investment income (loss)	(0.13)%	(0.31)%	(0.25)%	(0.27)%	(0.52)%
Expenses excluding specific expenses listed below	0.87%	0.87%	0.96%	1.06%	1.08%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	0.87%	0.87%	0.96%	1.06%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.87%[7]	0.95%	1.06%[7]	1.08%[7]
Portfolio turnover rate[8]	84%	108%	139%	128%	91%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	0.87%
Year Ended October 31, 2018	0.87%
Year Ended October 31, 2017	0.96%
Year Ended October 31, 2016	1.06%
Year Ended October 30, 2015	1.08%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class R5	Period Ended October 31, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$20.60
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.00)[3]
Net realized and unrealized gain	1.60

Total from investment operations	1.60
Dividends and/or distributions to shareholders:
Distributions from net realized gain	0.00
Net asset value, end of period	$22.20

Total Return, at Net Asset Value[4]	7.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$11
Ratios to average net assets:[5]
Net investment income (loss)	(0.01)%
Expenses excluding specific expenses listed below	0.75%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%
Portfolio turnover rate[7]	84%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	0.75%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$23.00	$23.98	$18.89	$19.57	$19.55
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	(0.03)	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain	4.32	0.91	5.26	0.05	1.85
Total from investment operations	4.33	0.88	5.24	0.04	1.79
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(1.78)	(1.86)	(0.15)	(0.72)	(1.77)
Net asset value, end of period	$25.55	$23.00	$23.98	$18.89	$19.57

Total Return, at Net Asset Value[3]	20.92%	3.97%	27.94%	0.25%	10.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$345,282	$199,881	$68,180	$33,128	$18,690
Average net assets (in thousands)	$310,336	$132,670	$42,576	$27,189	$15,598
Ratios to average net assets:[4]
Net investment income (loss)	0.05%	(0.14)%	(0.07)%	(0.07)%	(0.33)%
Expenses excluding specific expenses listed below	0.69%	0.70%	0.77%	0.87%	0.89%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	0.69%	0.70%	0.77%	0.87%	0.89%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	0.69%[7]	0.70%[7]	0.77%[7]	0.87%[7]	0.89%[7]
Portfolio turnover rate[8]	84%	108%	139%	128%	91%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	0.69%
Year Ended October 31, 2018	0.70%
Year Ended October 31, 2017	0.77%
Year Ended October 31, 2016	0.87%
Year Ended October 30, 2015	0.89%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Discovery Mid Cap Growth Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued

27      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have

28      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and

29      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

30      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$68,123,596	$—	$329,587,217

1. At period end, the Fund elected to defer $4,339,053 of late year ordinary losses.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Earnings
$394,370	$394,370

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income	$90,855	$6,342,636
Long-term capital gain	112,937,240	83,141,353

Total	$113,028,095	$89,483,989

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

31      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

Federal tax cost of securities	$1,226,895,955

Gross unrealized appreciation	$337,660,067

Gross unrealized depreciation	(8,072,850)

Net unrealized appreciation	$329,587,217

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.68%
Next $500 million	0.65
Next $4 billion	0.62
Over $5 billion	0.60

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

32      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

For the year ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.64% annualized.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $4,999,542 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.86%, 1.37%, 0.87%, 0.76% and 0.71%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $31,305 and reimbursed fund expenses of $27,010, $16,644, $5,891, $19,582, and $64, for Class A, Class C, Class R, Class Y, and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Brown Brothers Harriman & Co. serves as custodian to the Fund. Prior to the Reorganization, the

33      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $116,867 in front-end sales commissions from the sale of Class A shares and $338 and $4,725 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $ 159,026 in front–end sales commissions from the sale of Class A shares and $2,433 and $9,425 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

34      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period November 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $3,272,606 and securities sales of $6,209,091, which resulted in net realized losses of $189,893. For the

35      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

period May 25, 2019 to October 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $3,729,311.

Note 5 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Payments Made to Retired Trustees	$286
Accumulated Liability as of October 31, 2019	5,041

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Brown Brothers Harriman & Co., the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

36      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $1,213,486,956 and $1,190,688,282, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 8 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	7,246,182	$150,058,770	8,028,772	$171,564,644
Automatic Conversion Class C to Class A Shares	1,226,856	26,494,973	—	—
Dividends and/or distributions reinvested	2,969,152	52,167,987	2,415,849	47,278,166
Redeemed	(7,486,271)	(151,194,093)	(6,196,001)	(130,308,443)
Net increase	3,955,919	$77,527,637	4,248,620	$88,534,367

Class B
Sold	—	$—	5,238	$88,572
Dividends and/or distributions reinvested	—	—	18,097	290,270
Redeemed[2]	—	—	(228,971)	(3,904,034)
Net decrease	—	$—	(205,636)	$(3,525,192)

Class C
Sold	1,704,916	$27,805,934	2,454,215	$43,348,501
Dividends and/or distributions reinvested	1,142,318	16,095,263	871,341	14,089,576
Automatic Conversion Class C to Class A Shares	(1,536,065)	(26,494,973)	—	—
Redeemed	(2,660,455)	(42,956,311)	(1,796,652)	(31,349,478)
Net increase (decrease)	(1,349,286)	$(25,550,087)	1,528,904	$26,088,599

Class R
Sold	998,391	$18,989,924	1,272,760	$25,256,125
Dividends and/or distributions reinvested	357,647	5,826,072	243,994	4,472,419
Redeemed	(1,016,804)	(19,543,650)	(662,635)	(13,126,632)
Net increase	339,234	$5,272,346	854,119	$16,601,912

37      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class Y
Sold	4,909,405	$112,535,494	6,550,095	$155,558,473
Dividends and/or distributions reinvested	867,332	17,251,246	691,250	15,110,713
Redeemed	(6,382,459)	(147,855,029)	(5,419,336)	(126,369,492)
Net increase (decrease)	(605,722)	$(18,068,289)	1,822,009	$44,299,694

Class R5[3]
Sold	485	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	485	$10,000	—	$—

Class R6
Sold	7,308,130	$163,891,841	6,815,683	$162,296,713
Dividends and/or distributions reinvested	927,680	18,711,309	257,011	5,682,521
Redeemed	(3,409,312)	(79,992,528)	(1,226,033)	(29,494,280)
Net increase	4,826,498	$102,610,622	5,846,661	$138,484,954

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

     In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 9 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

38      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Discovery Mid Cap Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statements of operations and of changes in net assets for the year ended October 31, 2019, including the related notes, and the financial highlights for each of the periods ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and changes in its net assets for the year ended October 31, 2019 and the financial highlights for each of the periods ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Discovery Mid Cap Growth Fund (formerly known as Oppenheimer Discovery Mid Cap Growth Fund) as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

39      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor

40      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

41      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $1.78332 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 7, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,455,575 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Discovery Mid Cap Growth Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its

43      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTACTS Continued

review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The

44      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

45      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTACTS Continued

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-

46      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

47      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

48      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

49      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

50      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

51      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

52      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

53      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

54      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

55      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

56      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

57      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

58      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

59      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and

			N/A	N/A

60      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109-3661

61      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

    1NTD

62      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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63      INVESCO OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

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Invesco Distributors, Inc.	O-DMCG-AR-1 12272019

Annual Report	10/31/2019

Invesco Oppenheimer Fundamental Alternatives Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Fundamental Alternatives Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	HFRX Global Hedge Fund Index
1-Year	-0.45%	-5.94%	3.53%
5-Year	1.33	0.19	0.65
10-Year	2.64	2.07	1.11

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -0.45% for the 12-month reporting period ending October 31, 2019. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index (Index), which returned 3.53% during the same period, by 398 basis points (bps). The Fund also underperformed the Morningstar Multialternative Fund category average, which produced a return of 3.91%, by 436 bps. Our Long/Short Credit strategy generated modest positive returns while the Long/Short Equity and Long/Short Macro strategy generated slightly negative returns.

The Fund seeks to offer the flexibility often associated with alternatives while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The

Fund can invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro (including currencies, interest rates, sovereign debt and commodities), making the Fund truly flexible.

Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a longer-term approach. We look at changing dynamics on

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities that emerge from change.

We believe the Fund continues to deliver on its value proposition of effective diversification combined with low volatility (3.62% standard deviation during the reporting period, which was meaningfully lower than the 15.87% volatility of the S&P 500)1, good downside risk mitigation and high risk-adjusted returns.

Two key measures of these risk-adjusted returns are the Sharpe ratio (which penalizes both upside and downside volatility) and the Sortino ratio (which penalizes only downside volatility). For the period from April 2012 to October 2019 (the time that the current team has managed the strategy), the Fund has been ranked in the 21st percentile of the Morningstar Multialternative peer group for Sharpe ratio and the 15th percentile for Sortino ratio. The Fund’s standard deviation ranks in the 10th percentile of its peer group and its maximum drawdown ranks in the 1st percentile for the same period. Moreover, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. For the period from April

2012 to October 2019, the Fund’s upside capture has been 75% of the Index and its downside capture has been just 34%. This level of asymmetry means that the Fund has delivered significantly more upside than downside during that period. In contrast, the Morningstar Multialternative peer group average captured 82% of the upside of the Index but also 77% of the downside over the same period. In our view, these risk-adjusted returns and upside/downside capture ratios are a testament to the Fund’s intelligent blending of multiple strategies across multiple asset classes.

MARKET OVERVIEW

Regarding the macro environment, risk assets around the world rallied from the date of Trump’s election victory in November 2016 through December 31, 2017, pushing valuations close to all-time highs for a variety of asset classes. During 2018, many of these asset classes reversed course and posted losses after a particularly punishing fourth quarter. They reversed course yet again and rallied in the first ten months of 2019 as global economic growth slowed, inflation expectations moderated, the Federal Reserve (Fed) cut interest rates for a third time in 2019, reversing nearly all of 2018’s rate increases. As a result, the S&P 500 generated a total return of 14.33% during the reporting period while the DAX Index climbed 12.39%, the MSCI Emerging Markets Index rose 11.86% and the Shanghai Stock Exchange Composite Index rose 15.29%. In addition, the performance difference between growth

6 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

and value equities has continued to be unusually wide, with the Russell 1000 Growth Index generating a 17.10% total return in the reporting period compared to the 11.21% return for the Russell 1000 Value Index.

Against this backdrop, fixed income has performed well as rates have come down, with The Bloomberg Barclays US Aggregate Bond Index rising 11.51% during the reporting period. The yield on the 10-year Treasury note fell from 3.14% on October 31, 2018 to 1.69% on October 31, 2019 for a decline of 145 bps. In our view, Treasuries could become less helpful to investors during market selloffs, in part because they offer low yields, making the risk/reward tradeoff unattractive.

The Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved. China and other emerging markets will likely face slower long-term growth because the current growth is overly reliant, in our view, on excessive credit expansion. In fact, the credit expansion in China has started to decelerate which has resulted in a slowdown in growth across that economy. Meanwhile, we believe that in numerous countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. We have discussed in previous commentaries the impact of Brexit along with the rise of populist parties in Europe. Regarding the former, Prime Minister Theresa May resigned on June 7, 2019 after repeatedly failing to secure support for a plan to exit the European Union. Boris Johnson was elected Conservative leader and appointed Prime Minister of the U.K. in July 2019. Despite negotiating a revised deal, Parliament chose to postpone a vote on the deal until all necessary legislation is passed, resulting in the subsequent push back of Brexit until January 31, 2020. In an effort to break the country’s deadlock over Brexit, Prime Minister Boris Johnson pushed for, and finally won, parliamentary approval to hold a general election on December 12th. General election uncertainty is high as Members of Parliament (MPs) have been standing down or switching parties, various alliances have been formed between parties, and voters have been ignoring traditional party allegiances in order to express their Brexit preference.

In October 2018, German Chancellor Angela Merkel’s party, the Christian Democratic Union (CDU), posted weak showings in regional elections, causing Chancellor Merkel to announce that she would not run for re-election either as Chancellor of Germany or as head of the CDU. In December 2018, Prime Minister Charles Michel of Belgium lost a no-confidence vote, in part over the issue of immigration, and will step down later this year. French President Emmanuel Macron came under significant pressure because of the Yellow Vest protests, and the government in Finland actually resigned in March 2019 after failing to overhaul the

7 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

country’s social and health care programs. Spanish Prime Minister Pedro Sanchez faced another period of political uncertainty after calling for snap elections that were held in April—the country’s third in less than four years—against the backdrop of a continuing Catalan secession crisis. Most recently, in July 2019, Greece’s Prime Minister Alexis Tsipras was voted out of office after his leftist Syriza Party lost power in a snap election. Simply put, joining the EU opened the door to new problems like immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. We believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in its structure or when those changes might occur.

Moreover, we believe investors now face rising geopolitical risks both in the U.S. and around the world. Ongoing trade disputes between the U.S. and China, Europe, Japan, Canada and Mexico have the potential to escalate. At the same time, the Trump administration faces challenges at home including Democratic control of the House of Representatives, a series of ongoing investigations and the current impeachment inquiry. Furthermore, mass protests in Chile, Columbia, Bolivia, Ecuador, Lebanon, Spain, and Hong Kong have broken out over issues such as rising inequality, government corruption, political freedom, and climate change, creating unrest locally and highlighting voter dissatisfaction that seems to be broadening globally. In 2020, the U.S. Democratic Party will nominate a candidate to face incumbent President Donald Trump in the November general election. Two of the three leading candidates, Senator Elizabeth Warren and Senator Bernie Sanders, have called for far-left leaning agendas supporting broader government regulations, more business intervention, and higher taxes. The nomination of a far-left leaning candidate has the potential to create additional uncertainty and destabilize the markets. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, quantitative easing-supported market of the past several years and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the Fund’s ability to take short positions which can profit from market declines.

FUND REVIEW

Long/Short Equity Strategy. This strategy generated slightly negative returns during the reporting period. The top contributors were our long position in Xilinx, as well as our long positions in Chubb and Lockheed Martin. In contrast, the biggest detractors were our short positions in Western Union, Starbucks, and Aircastle.

8 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Top Contributors

Our long position in Xilinx Inc. (XLNX), a semiconductor manufacturer, contributed to performance in the period. The shares have benefited from strong sales into 5G infrastructure providers which has helped the company offset the inventory correction that has negatively impacted its peers. Furthermore, investors are optimistic about the company’s progress in penetrating the data center market.

Our long position in Chubb Ltd. (CB), a global insurance provider, contributed positively to the Fund’s performance during the reporting period, as Chubb and other property & casualty insurance stocks benefited from investors’ rotation away from more cyclical sectors of the stock market. In addition, fundamentals for Chubb and other commercial property & casualty insurers are improving because industry-wide pricing is accelerating. Chubb is well positioned to capitalize on improving industry-wide conditions by profitably gaining market share, especially in areas where its competitors are retrenching such as the large corporate segment.

Our long position in Lockheed Martin Corp. (LMT), a leading US based defense company, was a positive contributor to performance during the year. The company benefitted from a series of earnings beating expectations and increased outlook for 2019 for US defense spending. Rising backlog and margins on the back of increasing demand for

F-35 aircraft, combined with defense program wins in hypersonics and space were other positives for the stock during the year.

Largest Detractors

Our short position in Western Union Co. (The) (WU), a financial services and communications company, contributed negatively to the Fund’s performance during the reporting period, as Western Union benefited from a rotation into value stocks and management’s positive outlook at the firm’s recent investor day. Management announced that it plans to increase Western Union’s margins to 23% in 2023 vs. 20% in 2020, while also delivering 2-3% revenue growth in the consumer money transfer business. We believe that these targets are overly ambitious, as the firm has delivered approximately zero top-line growth in the recent past, as growth in digital services has been offset by declines at its physical locations. The risk of technological disruption remains high, as alternative payment businesses are gaining traction, especially mobile payments in many developing nations. In addition, management announced that it is opening-up its network to 3rd parties and this development may be risky, as it could cause Western Union to lose control of both customers and pricing to 3rd parties which could pressure the firm’s branded business.

Our short position in Starbucks Corporation (SBUX), was a detractor to performance over the reporting period as earnings beat expectations. After a

9 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

number of periods of same store sales under-performance, Starbucks has had more stable results this year, particularly in the United States, and also outside of the busy morning hours. The longer-term issues of saturation in the North American market and the competitive situation in China appears to have abated for the time being. From a product standpoint, the firm has had good traction with their Nitro coffee offering and have been rolling it out to stores over the course of the year.

Our short position in Aircastle Ltd. (AYR), a US based aircraft leasing company, was a detractor to performance during the reporting period. The company faced risks from a number of its airline customers going insolvent (with the need to replace planes with new customers), emerging market forex risks, and uncertain demand for its E2 jet orderbook, raising market concern of potential asset impairment charges. However, these concerns were overshadowed by underlying strength in aircraft demand. Ultimately the stock benefitted from a takeout offer from a consortium of its largest shareholder, Marubeni, and Mizhuo for a premium of $32/ share.

Long/Short Credit and Long/Short Macro Strategies. The Fund’s Long/Short Credit strategy generated modest returns during the reporting period while the Long/ Short Macro strategy generated slightly negative returns. In terms of individual holdings, the top performers were our position in gold (GLD), our position in trust preferred security Citigroup Capital XIII, and our long position in the junior subordinated bonds of Bank of America. The top detractors were our long/ short position in European sovereign debt, our options position that benefits from rising U.S. interest rates, and our short position in the Thai baht relative to the U.S. dollar.

Top Contributors

Our long/short position in gold (GLD) contributed to performance as the yellow metal climbed 24.55% to $1,512 per troy ounce in the period. Gold bullion, which began the period at $1,214, climbed to a six-year high of $1,552, before ending the period with a gain of $298 per ounce. The precious metals complex gained on the back of certain macro factors that tend to impact gold favorably, including easing monetary policies, simulative fiscal policies, low to negative interest rates, challenging demographics and disappointing economic growth. We believe some investors are increasingly viewing gold and other precious metals as warrants (i.e., long dated options) on monetary policy going off the rails or a potential hedge against competitive currency debasement or adverse geopolitical events.

Our position in trust preferred security Citigroup Capital XIII contributed to performance during the reporting period. Citigroup Capital XIII is a trust preferred security which pays a floating rate of 3-month Libor +637bps; currently, 3-month Libor is 190 bps. The position contributed positively

10 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

to the Fund’s performance during the reporting period, as this security benefited from tighter corporate credit spreads. During the 12 months ended October 31, 2019, this security’s total return outperformed the return on high yield bonds and the S&P’s preferred stock index, however, it lagged behind longer dated Treasuries since its duration is approximately zero.

Finally, our position in junior subordinated bonds issued by Bank of America contributed to performance as well during the reporting period. These bonds are fixed to floating rate securities which are now paying a fixed interest rate of 6.25%. If these securities are not called (redeemed) in September, 2024, they will pay a floating rate of 3 month Libor +371bps. The Bank of America junior subordinated bonds contributed positively to the Fund’s performance during the reporting period, as they benefited from a rally in longer-term Treasury securities and from a tightening in corporate credit spreads. During the reporting period, this security’s total return outperformed the return on high yield bonds and the S&P’s preferred stock index, however, it lagged behind longer-dated Treasuries since its expected duration is much shorter.

Largest Detractors

Our long/short position in European credit spreads detracted from performance during the reporting period. Deterioration in the European economy prompted the European Central Bank to ease financial conditions by lowering rates and restarting quantitative easing. This caused credit spreads to tighten in Europe, resulting in the out-performance of our short positions in France, Spain and Italy, compared to our long position in German bonds. Further in Italy, the breakup of the current coalition government opened the door for a new left/center left coalition that is likely to be more cooperative with the European Union, resulting in increased odds of a market friendly budget deal.

Our options position that benefits from higher U.S. interest rates detracted from performance during the reporting period. Supply chain disruptions from tariff increases and uncertainty surrounding future tariffs weakened the outlook for the U.S. economy. In addition, the fiscal stimulus that supported the U.S. economy in the previous year has begun to roll off. As a result, lower economic growth expectations caused rates to fall and hurt the value of our position.

Our short position in the Thai baht relative to the U.S. dollar detracted from performance during the reporting period. The Thai central bank has lagged both the U.S. and the developed world in cutting interest rates. Over the reporting period, Thai policy rates have been flat overall (1 hike and 1 cut) whereas the U.S. has cut rates (1 hike and 3 cuts). The Bank of Thailand has been reluctant to cut rates despite a slowing economy due to a concern about encouraging further leveraging of already highly leveraged households, and skepticism

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about the effectiveness of monetary policy in an economy highly leveraged to trade. The stronger Thai baht does damage the country’s export competitiveness and could encourage further rate cuts. Furthermore, the Bank of Thailand did cut rates again in November. Higher interest rates tend to support the currency as higher interest rates attract investment in flows. These developments hurt the value of our short position.

STRATEGY AND OUTLOOK

After a nearly two-year hiatus, volatility and drawdowns have returned. In our view, the sudden spikes in volatility and significant drops in the S&P 500 in 2018 were overdue. The actual outlier was 2017 with its 50-year low in equity volatility, 30-year low in Treasury volatility, and a maximum drawdown of 2.8% on the S&P 500—well below the annual average of more than 10%. In particular, by the end of 2017, it had been more than 380 days since the last 5% draw down on the S&P 500, far longer than the 90-day average of the last nine decades. The market was due for a spike in volatility and a meaningful drawdown, both of which occurred in January 2018 as the CBOE Volatility Index (VIX Index) jumped more than 250% and the S&P 500 fell 10.1%. The bumpiness continued as the VIX Index spiked 65% in March and the S&P 500 sold off 7.5%. In September through December, the VIX Index spiked 208% and the S&P 500 sold off 19.4%. While this drawdown did not quite reach the level that would qualify as a bear market (i.e., down 20%), it was quite close. In May 2019, the VIX Index jumped 65% while the S&P 500 sold off 6.5%. In August 2019, the VIX Index spiked 95% although the S&P 500 sold off less than 2%. Prolonged periods of low volatility breed complacency and a lack of mindfulness about downside risk. We believe investors have started to pay attention again.

U.S. equities outperformed international equities for a reason in 2018. The S&P 500 meaningfully outperformed most developed and emerging market equity indices in 2018—and there is a reason why. In the fourth quarter of 2017, the Fed was raising interest rates and starting to shrink its balance sheet. Simply put, quantitative easing was morphing into quantitative tightening. By early 2018, Congress had enacted tax reforms, it had agreed to two years of fiscal stimulus and the Trump administration had drafted an infrastructure program. As a result, the federal government was borrowing more at a time when the U.S Treasury was selling assets. This combination of factors effectively pulled U.S. dollars out of the rest of the world, making it more expensive to borrow in dollars. The good news for U.S. companies is that they have enjoyed the benefits of several offsets in the form of lower tax rates, increased fiscal stimulus, consistent deregulation by the Trump administration and improving economic growth. In contrast, companies in other developed markets as well as those in the emerging markets have enjoyed few (if any) such offsets. This is part of the reason why economic growth in the U.S. and earnings

12 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

growth for the S&P 500 were so robust relative to many other markets in 2018.

Moreover, we believe the U.S. economy should still benefit from this stimulus in 2020. Although economic growth has decelerated from the 4.2% GDP in the second quarter of 2018, it was still about 2% in the second quarter of 2019. While economic growth will likely decelerate in the second half of the year, it should continue to benefit from these tailwinds and could remain positive. Lower income earners have finally enjoyed some wage growth for the first time in several decades, and they should also benefit from tax refunds. Lower income earners tend to spend a higher proportion of any additional income they receive which should also help support the economy. On the other hand, the upcoming Democratic Party nomination and subsequent general election has the potential to create additional uncertainty in 2020. A Democratic president could roll back many of the offsets put in place by the Trump administration that U.S. companies have enjoyed.

The trade winds have shifted but by how much remains to be seen. In the wake of Trump’s election victory, we wrote in our fourth quarter commentary for 2016 that international trade was one area of public policy where Trump did not need the approval of Congress to effect meaningful change. That view has proved to be correct as the U.S. has engaged in simultaneous trade disputes with China, Europe, Japan, Mexico and Canada. How and when these disputes will be resolved remain uncertain. We do know, however, that trade barriers tend to make goods and services more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time.

The interest rate environment is changing. The Fed raised the Fed Funds rate by 25 bps nine times since December 2015, including four times in 2018. Until early this year, the Fed expected to raise rates another three times in 2019 and once more in 2020. In addition, the Fed’s quantitative tightening program, which shrinks the size of its balance sheet each month by allowing Treasuries and mortgage-backed securities to mature without being replaced—and therefore is another form of monetary policy tightening—was on autopilot as recently as mid-December of 2018. However, after the sharp selloff in risk assets in the fourth quarter, and in response to slowing economic growth, moderating inflation expectations, trade uncertainty, and other factors, the Fed halted its rate hiking trajectory and cut interest rates by 25 bps in July, September, and October, bringing the target range for the federal funds rate to 1.5% to 1.75%. Although the U.S. economy remains stable, the Fed stated that its decision to cut rates was intended to inoculate the economy against the harmful effects of trade uncertainty and slowing global demand. Earlier this year, the Fed announced a tapering of its quantitative tightening program and expected to end its balance sheet runoff entirely in September, which is earlier than initially expected and would

13 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

leave the Fed’s balance sheet larger than many investors expected at approximately $3.8 trillion. However, the normalization process contributed to a technical, short term disruption on September 16, 2019. The repo market (short for repurchase agreements) is a place where banks and financial counterparties conduct short-term borrowing transactions, often made overnight. Due to an unlikely chain of events, a funding shortfall in the repo markets drove up some rates to four times above the Fed’s target range, the usual cap on Treasury repo rates. As a result, the Fed used open market operations to stabilize the funding markets, and then announced it would begin organically growing the balance sheet again at an initial pace of $60 billion a month through short-term Treasury bills until the second quarter of 2020. Both changes have eased monetary policy expectations in the U.S. and have supported the rally in risk assets while contributing to the decline in Treasury yields. In addition, more than twenty central banks around the world that began their own rate hiking cycles in 2018 have followed the Fed’s lead and announced rate cuts in the first ten months of this year. Significantly, the Fed has made clear that its monetary policy remains data dependent. This means that if economic growth accelerates, inflation risks intensify, or other circumstances warrant, the Fed could climb right back on the rate hike train. At this point it seems more likely that growth will slow as the stimulus effects wane. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

After the selloff in late 2018 and the rebound of the last three quarters, U.S. stocks and bonds remain expensive. Valuations for stocks and bonds in the U.S. are near their highest deciles going back 100 years. The fact that both asset classes are so expensive at the same time is unusual. Regarding equities, there has been a one-time earnings boost coming from tax reform but in the long term, buying stocks at high valuations means lower expected future returns for investors. At the same time, U.S. fixed income is expensive relative to historical valuations. Moreover, the Trump administration’s fiscal and economic policies have caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates higher as the 10-year Treasury yield jumped from 1.85% on election day to a high of 3.24% on November 8, 2018 before falling to 1.69% by October 31, 2019. We have become more cautious on fixed income after the election. In our view, a strong focus on valuations is critical at this point in the economic, equity and credit cycles.

Seeking attractive investment opportunities later in the cycle. We believe the U.S. economy still has attractive growth potential in certain areas, and are

14 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

waiting to see what additional pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation and disruption in different industries including consumer packaged goods, pharmaceuticals, consumer discretionary, real estate and technology. Nonetheless, we are mindful that the U.S. economic expansion began its 11th year (i.e., 121st month) on July 1, 2019, which marks the longest running expansion in our nation’s history based on government data that has been maintained since 1854. We also recognize that extended periods of low equity volatility historically have not been sustainable, and they typically resolve with a period of meaningfully higher volatility. In part because of the Fed’s multiple rounds of quantitative easing in the wake of the global financial crisis, the U.S. equity market entered an extended period of low volatility that began in early 2012 and continued through 2017. Volatility clearly picked up in 2018. Over the last 30 years, the average maximum drawdown for the S&P 500 during periods of low volatility has been just under 10%. In sharp contrast, the average maximum drawdown for the S&P 500 during periods of high volatility has been just over 40%. There was a 10% drawdown in the S&P 500 to start last year and a 19% drawdown to end the year. There was another 6.5% drawdown in May 2019 combined with a 65% spike in volatility, and a 1.6% drawdown in August 2019 combined with a 95% spike in volatility. The dual risks for investors are that volatility moves meaningfully higher and drawdowns become much more severe.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a cross-current heavy world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in this kind of environment, and that is where our investment team’s efforts are focused.

1. The data is calculated over the 1-Year period ending October 31, 2019 using weekly returns gross of fees.

Michelle Elena Borré Massick

Portfolio Manager

Timothy Mulvihill

Portfolio Manager

15 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Portfolio Positioning

LONG/SHORT CREDIT

	Long	Short	Net
Corporate Bonds & Hybrid Securities	4.8%	-1.0%	3.8%
Asset Backed Securities	11.3	-	11.3
Bank Loans	5.4	-	5.4
Catastrophe Bonds	1.2	-	1.2
Relative Value	11.1	-12.5	-1.4
Total	33.8%	-13.5%	20.3%

LONG/SHORT EQUITY
	Long	Short	Net
Common Stocks	55.9%	-34.3%	21.6%
FX Hedges for Equity	-	-2.4	-2.4
Other Equity Derivatives	1.2	-3.0	-1.8
Equity Options	3.3	-	3.3
Total	60.4%	-39.7%	20.7%

LONG/SHORT MACRO
	Long	Short	Net
Commodities	5.3%	-%	5.3%
Rates	-	-1.0	-1.0
Sovereign Debt	3.0	-5.4	-2.4
Currency	0.6	-5.0	-4.4
Total	8.9%	-11.4%	-2.5%

CASH
	Long	Short	Net
Collateral Cash	36.8%	-%	36.8%
Cash	1.8	-	1.8
Total	38.6%	-%	38.6%

TOTAL PORTFOLIO
	Long	Short	Net
Long/Short Credit	33.8%	-13.5%	20.3%
Long/Short Equity	60.4	-39.7	20.7
Long/Short Macro	8.9	-11.4	-2.5
Cash	38.6	-	38.6

Holdings and allocations are subject to change and are not buy/sell recommendations. Holdings are dollar weighted based on net assets. Percentages are as of October 31, 2019.

16 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

17 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/2019

	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-0.45%	1.33%	2.64%
Class C (QOPCX)	9/1/93	-1.25	0.55	1.86
Class R (QOPNX)	3/1/01	-0.70	1.06	2.35
Class Y (QOPYX)	12/16/96	-0.22	1.56	2.90
Class R5 (FDATX)[1]	5/24/19	-0.30	1.36	2.66
Class R6 (QOPIX)[2]	2/28/13	-0.08	1.75	3.14[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/2019
	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-5.94%	0.19%	2.07%
Class C (QOPCX)	9/1/93	-2.22	0.55	1.86
Class R (QOPNX)	3/1/01	-0.70	1.06	2.35
Class Y (QOPYX)	12/16/96	-0.22	1.56	2.90
Class R5 (FDATX)[1]	5/24/19	-0.30	1.36	2.66
Class R6 (QOPIX)[2]	2/28/13	-0.08	1.75	3.14[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

18 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

19 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$ 1,000.00	$ 999.60	$ 7.79
Class C	1,000.00	995.40	11.48
Class R	1,000.00	998.50	9.11
Class Y	1,000.00	1,000.70	6.48
Class R5	1,000.00	1,001.10	5.50
Class R6	1,000.00	1,001.40	5.67

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.44	7.86
Class C	1,000.00	1,013.76	11.59
Class R	1,000.00	1,016.13	9.19
Class Y	1,000.00	1,018.75	6.53
Class R5	1,000.00	1,018.90	6.38
Class R6	1,000.00	1,019.56	5.72

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.54%
Class C	2.27
Class R	1.80
Class Y	1.28
Class R5	1.25
Class R6	1.12

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights”

21 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

22 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value
Common Stocks—56.3%
Consumer Discretionary—7.5%
Entertainment—1.0%
Live Nation Entertainment, Inc.[1]	125,700	$8,861,850
Hotels, Restaurants & Leisure—2.4%
Choice Hotels International, Inc.	121,480	10,748,551
McDonald’s Corp.[2]	16,790	3,302,593
Norwegian Cruise Line Holdings Ltd.[1]	83,570	4,242,013
Royal Caribbean Cruises Ltd.	36,630	3,986,443
		22,279,600

Interactive Media & Services—2.1%
Alphabet, Inc., Cl. A1,2	15,750	19,826,100
Media—0.4%
Catalina Marketing Corp. (Pacifico, Inc.)[1]	1,362	5,562
Clear Channel Outdoor Holdings, Inc., Cl. A1	72,588	169,130
DISH Network Corp., Cl. A1	93,425	3,211,952
iHeartMedia, Inc., Cl. A1	30,869	442,661
		3,829,305

Specialty Retail—1.6%
Gymboree Corp. (The)[3,4]	4,118	4
Gymboree Holding Corp.[3,4]	11,737	59
Lowe’s Cos., Inc.	90,720	10,125,259
Ross Stores, Inc.[2]	48,120	5,277,320
		15,402,642

Textiles, Apparel & Luxury Goods—0.0%
Sunguard Equity[1]	225	4,950
Consumer Staples—4.4%
Beverages—2.3%
Coca-Cola Co. (The)[2]	390,220	21,239,674
Tobacco—2.1%
Philip Morris International, Inc.[2]	247,070	20,121,381
Energy—3.9%
Energy Equipment & Services—0.5%
Halliburton Co.[2]	61,532	1,184,491
Schlumberger Ltd.	101,330	3,312,478
		4,496,969

Oil, Gas & Consumable Fuels—3.4%
Arch Coal, Inc., Cl. A	436	34,396
Ascent Resources - Marcellus LLC, Cl. A1	30,363	62,244
Chevron Corp.[2]	51,231	5,949,968
Concho Resources, Inc.	49,522	3,343,725

23 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
ConocoPhillips	85,534	$4,721,477
EOG Resources, Inc.	24,613	1,705,927
Occidental Petroleum Corp.	65,504	2,652,912
Pioneer Natural Resources Co.	35,700	4,391,814
Sabine Oil & Gas Holdings, Inc.	115	6,900
Templar Energy, Cl. A1	9,620	—
TOTAL SA, Sponsored ADR	105,428	5,548,676
Valero Energy Corp.	41,156	3,991,309
		32,409,348

Financials—10.0%
Capital Markets—1.8%
Goldman Sachs Group, Inc. (The)	59,840	12,768,659
Raymond James Financial, Inc.	47,830	3,993,327
		16,761,986

Commercial Banks—2.9%
BNP Paribas SA	82,350	4,302,289
M&T Bank Corp.[2]	63,980	10,014,789
PNC Financial Services Group, Inc. (The)	30,360	4,453,812
Wells Fargo & Co.[2]	171,070	8,832,344
		27,603,234

Diversified Financial Services—0.0%
Crossmark Holdings, Inc.[1]	809	48,001
Insurance—2.9%
Allstate Corp. (The)	52,340	5,570,023
Chubb Ltd.[2]	122,610	18,688,216
Travelers Cos., Inc. (The)	22,610	2,963,267
		27,221,506

Real Estate Investment Trusts (REITs)—2.1%
Blackstone Mortgage Trust, Inc., Cl. A	380,732	13,820,572
Starwood Property Trust, Inc.	252,830	6,219,618
		20,040,190

Thrifts & Mortgage Finance—0.3%
WSFS Financial Corp.	57,960	2,444,173
Health Care—9.2%
Health Care Equipment & Supplies—2.1%
Abbott Laboratories	73,060	6,108,547
Alcon, Inc.[1]	19,908	1,179,947
Medtronic plc[2]	111,658	12,159,556
		19,448,050

Health Care Providers & Services—3.8%
AMN Healthcare Services, Inc.[1]	49,450	2,905,682

24 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Health Care Providers & Services (Continued)
Cigna Corp.	49,700	$8,869,462
Premier, Inc., Cl. A1	136,370	4,442,935
Quest Diagnostics, Inc.	45,830	4,640,287
UnitedHealth Group, Inc.[2]	58,030	14,664,181
		35,522,547

Pharmaceuticals—3.3%
Allergan plc[2]	26,730	4,707,420
Merck & Co., Inc.	109,960	9,529,134
Mylan NV1	169,900	3,253,585
Novartis AG, Sponsored ADR	84,369	7,377,225
Roche Holding AG	20,173	6,084,382
		30,951,746

Industrials—8.4%
Aerospace & Defense—4.6%
L3Harris Technologies, Inc.	44,761	9,234,642
Lockheed Martin Corp.	37,010	13,940,927
Northrop Grumman Corp.	38,780	13,669,174
Raytheon Co.	31,650	6,716,447
		43,561,190

Air Freight & Couriers—0.3%
FedEx Corp.	18,810	2,871,535
Commercial Services & Supplies—1.0%
Republic Services, Inc., Cl. A	105,670	9,247,182
Electrical Equipment—0.5%
Eaton Corp. plc	48,730	4,244,870
Industrial Conglomerates—1.1%
Honeywell International, Inc.	58,980	10,187,615
Machinery—0.9%
Stanley Black & Decker, Inc.	57,410	8,687,855
Marine—0.0%
Harvey Gulf International Marine LLC[1]	731	8,772
Information Technology—5.3%
Communications Equipment—1.8%
Cisco Systems, Inc.[2]	352,730	16,758,202
Semiconductors & Semiconductor Equipment—2.6%
ASML Holding NV	19,641	5,145,353
QUALCOMM, Inc.[2]	58,250	4,685,630
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	195,725	10,105,281

25 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Xilinx, Inc.	46,970	$4,262,058
		24,198,322

Software—0.0%
Avaya Holdings Corp.[1,2]	19,599	236,952
Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.[2]	33,576	8,352,366
Materials—3.1%
Chemicals—0.6%
Celanese Corp., Cl. A	50,187	6,080,155
Containers & Packaging—1.9%
Avery Dennison Corp.	27,940	3,572,408
Packaging Corp. of America	54,980	6,018,111
Sonoco Products Co.	139,940	8,074,538
		17,665,057

Metals & Mining—0.6%
Southern Copper Corp.	98,200	3,493,956
Steel Dynamics, Inc.	63,710	1,934,236
		5,428,192

Telecommunication Services—2.2%
Diversified Telecommunication Services—2.2%
BCE, Inc.	172,130	8,167,568
Verizon Communications, Inc.[2]	206,570	12,491,288
		20,658,856

Utilities—2.3%
Electric Utilities—1.3%
American Electric Power Co., Inc.	117,040	11,047,406
Duke Energy Corp.	6,170	581,584
Xcel Energy, Inc.[2]	10,440	663,045
		12,292,035

Multi-Utilities—1.0%
CMS Energy Corp.	118,470	7,572,602
Consolidated Edison, Inc.	6,730	620,641
Dominion Energy, Inc.	7,310	603,440
Public Service Enterprise Group, Inc.	9,970	631,201
		9,427,884
Total Common Stocks (Cost $386,154,504)		528,420,292

	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Exp. 4/3/23[1]	7,861	236
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1]	361	4,151

26 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Units	Value
Rights, Warrants and Certificates (Continued)
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1]	75	$1,238
Total Rights, Warrants and Certificates (Cost $49,071)		5,625

	Principal Amount
Asset-Backed Securities—10.9%
Home Equity Loans—10.3%
Accredited Mortgage Loan Trust, Series 2005-3, Cl. M3, 2.738% [US0001M+48], 9/25/35[5]	$3,398,720	3,364,688
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.603% [US0001M+78], 6/25/35[5]	2,355,107	2,359,522
Citigroup Mortgage Loan Trust, Asset Backed Pass-Through Certificate, Series 2004-OPT1, Cl. M3, 2.768% [US0001M+94.5], 10/25/34[5]	1,250,000	1,255,140
First NLC Trust, Series 2005-4, Cl. A4, 2.213% [US0001M+39], 2/25/36[5]	8,297,201	8,345,740
GSAMP Trust:
Series 2005-HE4, Cl. M3, 2.603% [US0001M+78], 7/25/45[5]	3,300,000	3,308,994
Series 2005-HE5, Cl. M3, 2.283% [US0001M+46], 11/25/35[5]	8,121,777	8,030,486
Series 2007-HS1, Cl. M4, 4.073% [US0001M+225], 2/25/47[5]	6,600,000	6,865,897
Home Equity Asset Trust, Series 2005-5, Cl. M2, 2.588% [US0001M+76.5], 11/25/35[5]	607,268	610,139
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.273% [US0001M+45], 12/25/35[5]	1,836,000	1,838,256
JP Morgan Mortgage Acquisition Trust:
Series 2006-HE2,Cl. M1, 2.123% [US0001M+30], 7/25/36[5]	5,812,000	5,347,053
Series 2007-CH1,Cl. MV8, 2.823% [US0001M+100], 11/25/36[5]	5,400,000	5,464,151
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 2.558% [US0001M+73.5], 6/25/35[5]	5,500,000	5,507,091
Park Place Securities, Inc. Asset Backed Pass-Through Certificate, Series 2005-WCW3, Cl. M1, 2.303% [US0001M+48], 8/25/35[5]	2,624,048	2,645,571
RAMP Trust:
Series 2005-RS2, Cl. M4, 2.543% [US0001M+72], 2/25/35[5]	4,469,000	4,490,646
Series 2006-EFC1, Cl. M2, 2.223% [US0001M+40], 2/25/36[5]	5,490,000	5,462,702
Series 2006-NC3, Cl. A3, 2.093% [US0001M+27], 3/25/36[5]	12,825,223	12,851,105
RASC Series Trust:
Series 2005-KS8, Cl. M5, 2.463% [US0001M+64], 8/25/35[5]	2,993,634	3,002,269
Series 2006-KS2, Cl. M2, 2.213% [US0001M+39], 3/25/36[5]	14,625,000	14,514,950
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 2.143% [US0001M+32], 5/25/37[5,6]	1,813,617	1,814,055
		97,078,455

Loans—0.6%
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 2.558% [US0001M+73.5], 8/25/35[5]	1,176,081	1,180,952
Merlin Aviation Holdings DAC, Series 2016-1, Cl. A, 4.50%, 12/15/32[6,7]	4,354,822	4,387,007
Raspro Trust, Series 2005-1A, Cl. G, 2.556% [LIBOR03M+40], 3/23/24[5,6]	73,622	74,322
		5,642,281
Total Asset-Backed Securities (Cost $88,468,953)		102,720,736

27 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations—0.4%
Ameriquest Mortgage Securities Inc., Series 2004-R2, Cl. M1, 2.468% [US0001M+64.5], 4/25/34[5]	$3,558,338	$3,556,603
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.713%, 4/21/34[7]	150,221	154,448
Total Mortgage-Backed Obligations (Cost $2,703,986)		3,711,051

Non-Convertible Corporate Bonds and Notes—5.0%
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[5,8]	8,583,000	9,498,935
Citigroup, Inc., 5.90% [US0003M+423] Jr. Sub. Perpetual Bonds[5,8]	8,920,000	9,439,278
Goldman Sachs Group, Inc. (The), 5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[5,8]	9,191,000	9,326,889
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	12,375,000	12,852,304
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[6]	485,000	403,156
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	1,090,000	1,034,137
United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/26	130,000	109,335
Wells Fargo Bank NA, 2.463% [US0003M+51] Sr. Unsec. Nts., 10/22/21[5]	3,728,000	3,742,675
Total Non-Convertible Corporate Bonds and Notes (Cost $46,108,666)		46,406,709

Corporate Loans—13.6%
Consumer Discretionary—5.3%
Auto Components—1.3%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.08%, [LIBOR12+225], 4/6/24[9,10]	47,415	45,261
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.854%, [LIBOR4+175], 6/1/24[9,10]	10,994,209	10,995,638
Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.19%, [LIBOR4+325], 10/3/24[9,10]	269,131	258,366
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR4+300], 4/1/24[9,10]	126,659	124,375
Panther BF Aggregator 2 LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, [LIBOR12+350], 4/30/26[9,10]	210,000	207,638
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.786%, [LIBOR12+400], 5/22/24[9,10]	188,606	171,631
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.786%, [LIBOR4+275], 10/1/25[9,10]	399,869	365,214
		12,168,123

Distributors—0.1%
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.036%, [LIBOR12+325], 12/13/23[9,10]	236,948	221,102
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.786%, [LIBOR12+500], 9/25/24[9,10]	113,840	110,120
		331,222

Diversified Consumer Services—0.5%
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7/12/24[9,10,11]	4,800,000	4,773,984

28 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Diversified Consumer Services (Continued)
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.436%, [LIBOR4+450], 12/8/23[9,10]	$218,264	$194,255
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.86%, [LIBOR12+475], 11/29/24[9,10]	44,335	44,347
		5,012,586

Entertainment—0.8%
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.878%, [LIBOR4+500], 6/30/21[9,10]	58,471	58,375
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.854%, [LIBOR4+375], 7/8/22[9,10]	47,975	43,402
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.286%, [LIBOR12+250], 2/1/24[9,10]	167,140	165,086
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.668%-9.756%, [LIBOR6+750], 2/28/20[3,9,10]	35,940	28,752
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Debtor in Possession Facilities 1st Lien Term Loan, 9.484%, 10/8/20[3,9,10]	36,233	36,595
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Debtor in Possession Facilities 1st Lien Term Loan, Delayed Draw, 0.50%, 10/8/20[3,9,10,12]	39,527	39,922
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.624%-9.646%, 2/28/20[3,9,10]	3,933	3,146
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.756%, [LIBOR4+550], 2/28/20[9,10]	332,684	31,938
Lions Gate Capital Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.036%, [LIBOR4+225], 3/24/25[9,10]	118,880	115,809
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 3.688%, [LIBOR12+175], 10/19/26[9,10]	5,939,086	5,956,725
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.29%, [LIBOR4+250], 7/3/25[9,10]	193,534	190,873
Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 6.29%, [LIBOR4+450], 7/3/26[9,10]	35,000	33,600
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.874%, [LIBOR4+275], 12/6/23[9,10]	116,398	95,737
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.54%, [LIBOR6+275], 5/18/25[9,10]	193,183	187,107
		6,987,067

Hotels, Restaurants & Leisure—1.6%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.286%, [LIBOR12+350], 5/30/25[9,10]	38,455	29,867
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%, [LIBOR4+275], 12/23/24[9,10]	1,298,321	1,281,008
CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.854%, [LIBOR4+375], 7/8/22[9,10]	60,675	54,892
CEOC LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.786%, [LIBOR12+200], 10/7/24[9,10]	94,747	94,822
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.79%, [LIBOR12+200], 12/27/24[9,10]	98,324	98,652

29 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.036%, [LIBOR12+225], 4/18/24[9,10]	$249,855	$250,108
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.188%-4.313%, [LIBOR4+225], 4/17/24[9,10]	156,247	156,279
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.786%, [LIBOR12+200], 11/30/23[9,10]	77,800	78,167
GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.446%, [LIBOR4+275], 3/29/24[9,10]	172,375	172,779
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.573%, [LIBOR12+175], 6/22/26[9,10]	10,146,798	10,200,271
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.628%, [LIBOR12+175], 4/3/25[9,10]	81,865	82,100
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.427%, [LIBOR12+350], 4/19/24[9,10]	113,807	66,435
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%, [LIBOR6+275], 8/14/24[9,10]	847,364	838,954
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.786%, [LIBOR4+300], 4/1/24[9,10]	226,655	226,372
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.604%, [LIBOR4+350], 7/10/25[9,10]	431,527	433,913
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.29%, [LIBOR12+250], 6/8/23[9,10]	363,690	364,563
Topgolf International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.421%, [LIBOR12+550], 2/9/26[9,10]	24,875	25,062
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.286%, [LIBOR12+350], 11/15/20[9,10]	124,520	108,021
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.86%, [LIBOR12+475], 11/29/24[9,10]	14,669	14,673
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.536%, [LIBOR4+200], 5/30/25[9,10]	84,150	84,641
		14,661,579

Household Durables—0.1%
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.286%, [LIBOR12+450], 4/6/24[9,10]	222,836	217,265
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR12+350], 2/28/25[3,9,10]	49,250	48,019
Octavius Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.439%, [LIBOR4+350], 11/8/23[9,10]	134,615	132,849
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.624%, [LIBOR12+350], 9/7/23[9,10]	530,485	418,531
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.346%, [LIBOR4+350], 11/8/23[9,10]	164,456	97,933
Varsity Brands Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.544%, [LIBOR12+350], 12/16/24[9,10]	34,499	32,354
		946,951

Internet & Catalog Retail—0.0%
GoodRX, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.596%, [LIBOR4+300], 10/10/25[9,10]	49,269	49,232

30 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Internet & Catalog Retail (Continued)
Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.921%, [LIBOR12+400], 6/16/25[9,10]	$212,263	$174,056
Sungard AS New Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.50% PIK Rate, 6.287% Cash Rate, 11/3/22[9,10,13]	15,288	12,631
		235,919

Leisure Products—0.0%
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.786%, [LIBOR12+500], 9/25/24[9,10]	155,796	150,704
Callaway Golf Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.44%, [LIBOR12+450], 1/4/26[9,10]	46,625	47,208
		197,912

Media—0.8%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR4+350], 9/27/24[9,10]	247,838	244,121
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.664%, [LIBOR4+275], 7/15/25[9,10]	357,779	346,790
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.554%, [LIBOR4+275], 11/18/24[9,10]	172,104	172,491
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 9.346%, [LIBOR12+750], 2/15/23[9,10]	138,288	114,692
Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 9.50% PIK Rate, 3.057% Cash Rate, 8/15/23[9,10,13]	89,019	39,280
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.171%, [LIBOR12+225], 7/17/25[9,10]	721,525	719,169
EW Scripps Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR12+275], 5/1/26[9,10]	318,899	319,457
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.511%, [LIBOR12+250], 1/2/26[9,10]	198,869	199,573
iHeartCommunications, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.032%, [LIBOR12+400], 5/1/26[9,10]	468,140	470,334
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.432%, [LIBOR4+450], 1/2/24[9,10]	60,000	60,862
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.813%, [LIBOR12+300], 12/18/24[9,10]	698,761	695,924
LUPR Loan Financing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10/22/26[9,10,11]	134,598	135,734
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.835%, [LIBOR4+575], 8/13/21[9,10]	251,371	252,942
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.282%, [LIBOR12+225], 1/17/24[9,10]	106,220	106,535
NEP Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.036%, [LIBOR4+325], 10/20/25[9,10]	586,176	564,561
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.05%, [LIBOR4+225], 1/17/24[9,10]	534,560	536,148
Tranche B, 4.554%, [LIBOR4+275], 9/21/26[9,10]	90,000	90,444
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, [LIBOR12+300], 11/8/24[9,10]	398,992	398,661

31 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
Sinclair Television Group Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.08%, [LIBOR12+325], 8/24/26[9,10]	$110,000	$110,674
Tranche B, 4.43%, [LIBOR4+250], 9/30/26[9,10]	322,777	323,684
Tranche B2, 4.43%, [LIBOR4+250], 9/30/26[9,10]	295,482	295,575
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 4.536%, [LIBOR12+275], 3/15/24[9,10]	584,337	565,270
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.421%, [LIBOR12+250], 1/4/28[9,10]	375,000	373,926
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.421%, [LIBOR12+250], 4/15/25[9,10]	695,000	687,640
		7,824,487

Multiline Retail—0.0%
Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.803%, [LIBOR4+475], 12/12/22[9,10]	94	79
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1.00% PIK Rate, 7.49% Cash Rate, [LIBOR12+650], 10/25/23[9,10,13]	155,351	114,474
		114,553

Specialty Retail—0.1%
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.216%, [LIBOR12+325], 2/5/25[9,10]	336,026	333,983
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.123%, [LIBOR12+500], 4/16/26[9,10]	623,150	615,322
		949,305

Textiles, Apparel & Luxury Goods—0.0%
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.032%, [LIBOR4+500], 5/1/24[9,10]	114,852	91,308
SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.054%, [LIBOR12+425], 6/15/25[9,10]	187,400	184,511
		275,819

Consumer Staples—0.3%
Beverages—0.1%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%-4.573%, [LIBOR12+275], 4/6/24[9,10]	328,064	323,225
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.408%, [LIBOR4+325], 3/28/25[9,10]	189,000	189,236
		512,461

Food & Staples Retailing—0.1%
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.036%, [LIBOR12+325], 12/13/23[9,10]	175,578	164,458
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 4.536%, [LIBOR12+275], 8/17/26[9,10]	73,348	73,796
CM Acquisition Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.104%, [LIBOR4+1,000], 7/26/23[9,10]	60,342	57,928

32 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.473%, [LIBOR12+368.75], 5/23/25[9,10]	$295,372	$274,634
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.164%, [LIBOR12+225], 5/15/24[9,10]	229,593	229,163
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.177%, [LIBOR4+325], 1/26/23[9,10]	6,495	4,871
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.421%, [LIBOR4+350], 11/8/23[9,10]	577,870	344,122
United Natural Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.036%, [LIBOR12+425], 10/22/25[9,10]	223,475	180,037
		1,329,009

Food Products—0.1%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 4.536%, [LIBOR12+275], 11/17/25[9,10]	83,791	84,302
Chobani LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.286%, [LIBOR12+350], 10/10/23[9,10]	249,359	244,476
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.93%, [LIBOR12+400], 3/11/22[9,10]	237,404	232,012
		560,790

Household Products—0.0%
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%, [LIBOR12+300], 2/5/23[9,10]	375,535	375,942
Personal Products—0.0%
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.228%, [LIBOR4+225], 4/7/25[9,10]	455,160	441,080
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.604%, [LIBOR12+350], 9/7/23[9,10]	1,371	1,082
		442,162

Energy—0.3%
Energy Equipment & Services—0.0%
Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.846%, [LIBOR12+400], 5/21/25[9,10]	38,753	33,489
Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.043%, [LIBOR4+375], 6/1/25[9,10]	57,644	40,546
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.536%, [LIBOR12+375], 10/2/23[9,10]	38,379	38,374
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.786%, [LIBOR12+400], 2/15/24[9,10]	15,577	14,927
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10/21/21[9,10,11]	79,685	82,142
		209,478

Oil, Gas & Consumable Fuels—0.3%
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.414%, [LIBOR12+650], 3/30/23[9,10]	42,264	40,362

33 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.363%, [LIBOR4+350], 10/31/24[9,10]	$167,628	$152,402
Buckeye Partner LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10/16/26[9,10,11]	61,765	62,125
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.177%, [LIBOR12+525], 4/11/22[9,10]	390,013	315,521
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.786%, [LIBOR12+400], 2/15/24[9,10]	273,475	262,057
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.104%, [LIBOR12+500], 5/9/25[9,10]	187,162	113,748
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 9.354%, [LIBOR4+725], 10/17/22[9,10]	1,717,275	565,524
Tranche B3, 9.862%, [LIBOR4+775], 10/17/22[9,10]	462,754	153,081
Murray Energy Corp., Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 12/31/22[9,10,11]	273,217	251,360
Murray Energy Corp., Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, Delayed Draw, 12/31/22[9,10,12]	204,913	188,520
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR12+275], 3/31/25[9,10]	106,361	85,620
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.104%, [LIBOR4+400], 11/9/20[9,10]	216,052	189,045
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.104%, [LIBOR4+600], 2/21/21[9,10]	443,785	227,122
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.053%, [PRIME4+525], 8/4/21[3,9,10,14]	178,138	136,276
Southcross Energy Partners LP, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 10.25%, [LIBOR12+1,000], 12/30/19[3,9,10]	55,639	54,248
Southcross Energy Partners LP, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 10.25%, [PRIME12+525], 12/30/19[9,10]	55,782	56,619
Southcross Energy Partners LP, Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 10.25%, [PRIME12+525], 12/30/19[3,9,10]	12,271	11,964
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.054%, [LIBOR4+400], 4/12/24[9,10]	373,536	224,521
		3,090,115

Financials—1.8%
Capital Markets—0.2%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.696%, [LIBOR4+350], 6/13/24[9,10]	186,464	178,666
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.104%, [LIBOR4+300], 1/31/24[9,10]	94,524	92,890
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.036%, [LIBOR4+425], 10/1/25[9,10]	616,676	579,290
Blackstone CQP Holdco LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.656%, [LIBOR4+350], 9/30/24[9,10]	249,375	248,518

34 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Capital Markets (Continued)
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.286%, [LIBOR4+650], 10/13/22[9,10]	$700,000	$696,500
		1,795,864

Commercial Banks—0.0%
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.74%, [LIBOR12+275], 1/25/24[9,10]	37,832	37,834
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.036%, [LIBOR12+425], 10/1/25[9,10]	98,199	92,246
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.286%, [LIBOR12+250], 8/27/25[9,10]	71,653	70,642
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.596%, [LIBOR12+275], 6/28/23[9,10]	75,156	75,344
		276,066

Diversified Financial Services—1.4%
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.786%, [LIBOR12+300], 8/4/22[9,10]	337,566	338,138
Tranche B6, 4.786%, [LIBOR12+300], 11/3/23[9,10]	100,877	101,120
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.854%, [LIBOR4+175], 10/6/23[9,10]	9,266,667	9,306,235
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.34%, [LIBOR4+325], 5/27/24[9,10]	344,038	294,276
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.286%, [LIBOR12+250], 7/3/24[9,10]	87,128	87,416
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.786%, [LIBOR12+400], 5/23/25[9,10]	139,281	137,454
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.104%, [LIBOR6+400], 5/1/24[9,10]	362,633	342,235
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.40 PIK Rate, 5.465% Cash Rate, [LIBOR4+950], 2/4/22[9,10,13]	166,826	50,465
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, [LIBOR12+275], 6/21/24[9,10]	81,990	79,812
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.786%, [LIBOR12+300], 1/8/24[9,10]	211,453	205,601
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.036%, [LIBOR12+350], 1/3/25[9,10]	262,972	261,822
Refinitiv US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.536%, [LIBOR12+375], 10/1/25[9,10]	249,372	250,915
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.04%, [LIBOR12+325], 4/24/22[9,10]	359,860	279,874
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[9,10,14]	219,299	107,457
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/16/20[9,10]	31,404	31,561
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.846%-8.878%, 3/19/20[3,9,10]	31,404	31,561
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.13%, [LIBOR4+350], 12/16/20[9,10,14]	35,909	17,596

35 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Financial Services (Continued)
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR4+350], 12/16/20[9,10,14]	$21,637	$10,602
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.104%, [LIBOR4+500], 5/29/26[9,10]	675,000	630,703
		12,564,843

Insurance—0.1%
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.854%-6.354%, [LIBOR4+375], 11/22/23[9,10]	300,053	294,275
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.804%, [LIBOR12+300], 5/9/25[9,10]	266,376	260,002
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%, [LIBOR12+275], 1/25/24[9,10]	158,488	158,500
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.286%, [LIBOR12+325], 10/22/24[9,10]	28,535	28,096
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 4.786%, [LIBOR12+300], 11/3/24[9,10]	69,125	69,276
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.286%, [LIBOR12+650], 8/4/25[9,10]	39,878	40,152
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.94%, [LIBOR4+300], 4/25/25[9,10]	180,485	176,834
		1,027,135

Real Estate Investment Trusts (REITs)—0.1%
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.036%, [LIBOR12+325], 8/21/25[9,10]	187,205	187,790
GGP Nimbus LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.286%, [LIBOR12+250], 8/27/25[9,10]	215,447	212,405
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.747%, [LIBOR12+275], 6/28/23[9,10]	73,277	73,460
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.536%, [LIBOR12+375], 1/30/24[9,10]	250,541	233,981
Tranche C, 5.536%, [LIBOR12+375], 1/30/24[9,10]	13,702	12,796
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.072%, [LIBOR12+225], 2/8/25[9,10]	249,365	237,053
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.786%, [LIBOR12+500], 10/24/22[9,10]	116,957	112,879
		1,070,364

Health Care—0.6%
Biotechnology—0.0%
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, [LIBOR12+275], 6/21/24[9,10]	553,461	538,761
Health Care Equipment & Supplies—0.2%
AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.604%, [LIBOR4+550], 8/1/25[9,10]	153,301	149,340
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.544%, [LIBOR4+450], 10/24/23[9,10]	86,160	76,252

36 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.286%, [LIBOR12+275], 3/1/24[9,10]	$358,047	$356,379
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.854%, [LIBOR4+275], 9/24/24[9,10]	69,485	54,819
Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.306%, [LIBOR4+325], 6/30/25[9,10]	326,146	312,422
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.33%, [LIBOR12+250], 3/6/25[9,10]	217	216
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.58%, [LIBOR4+250], 3/6/25[9,10]	265,709	264,934
Sunshine Luxembourg VII Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7/17/26[9,10,11]	250,000	250,521
VVC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.539%-6.681%, [LIBOR4+450], 2/11/26[9,10]	194,025	192,812
		1,657,695

Health Care Providers & Services—0.3%
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.286%, [LIBOR12+250], 2/11/22[9,10]	14,810	14,849
Tranche B4, 4.286%, [LIBOR12+250], 2/16/23[9,10]	123,282	123,609
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.544%, [LIBOR4+450], 10/24/23[9,10]	43,237	38,264
Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.54%, [LIBOR12+275], 6/1/22[9,10]	101,933	102,145
Enterprise Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.536%, [LIBOR4+375], 10/10/25[9,10]	361,641	293,719
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.563%, [LIBOR4+375], 7/2/25[9,10]	248,824	248,824
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.286%, [LIBOR4+250], 8/18/22[9,10]	187,717	187,578
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.703%, [LIBOR4+525], 11/30/21[9,10,14]	135,164	13,516
LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.056%, [LIBOR4+600], 10/1/24[9,10]	213,188	191,336
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.854%, [LIBOR4+300], 6/7/23[9,10]	421,180	396,125
One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.408%, [LIBOR4+525], 11/27/22[9,10]	200,795	174,390
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.05%, [LIBOR12+900], 9/29/21[3,9,10]	52,921	47,100
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.085%, [LIBOR4+325], 7/2/25[9,10]	440,621	435,979
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.04%, [LIBOR4+325], 9/2/24[9,10]	289,710	280,537
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR12+275], 2/6/24[9,10]	327,090	254,313
		2,802,284

37 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Life Sciences Tools & Services—0.0%
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR4+300], 9/27/24[9,10]	$151,249	$144,713

Pharmaceuticals—0.1%
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR4+350], 9/26/24[9,10]	90,881	83,232
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.313%, [LIBOR12+350], 5/4/25[9,10]	156,450	119,998
Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.921%, [LIBOR4+300], 6/2/25[9,10]	372,543	374,269
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.063%, [LIBOR12+425], 4/29/24[9,10]	234,540	216,451
		793,950

Industrials—0.7%
Aerospace & Defense—0.1%
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.854%, [LIBOR4+250], 10/4/24[9,10]	314,222	279,002
Space Exploration Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.036%, [LIBOR12+425], 11/21/25[3,9,10]	272,938	273,620
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.286%, [LIBOR12+250], 5/30/25[9,10]	191,939	190,729
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.54%, [LIBOR4+375], 4/30/25[9,10]	233,211	229,713
		973,064

Air Freight & Couriers—0.0%
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.42%, [LIBOR12+350], 11/6/24[9,10]	204,563	202,901

Airlines—0.0%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.554%, [LIBOR12+175], 6/27/25[9,10]	113,850	112,947
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.063%, [LIBOR12+475], 1/5/24[3,9,10]	92,479	90,803
Kestrel Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8/7/26[9,10,11]	138,000	138,834
		342,584

Building Products—0.1%
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.664%, [LIBOR4+375], 4/12/25[9,10]	191,876	185,959
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%, [LIBOR12+275], 11/15/23[9,10]	511,779	510,420
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.80%, [LIBOR12+325], 2/28/24[3,9,10]	76,918	74,226
Ventia Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.604%, [LIBOR4+350], 5/21/26[3,9,10]	180,419	180,419
		951,024

38 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Services & Supplies—0.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.544%, [LIBOR4+450], 5/8/20[9,10]	$529,320	$285,724
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.436%, [LIBOR4+450], 12/8/23[9,10]	146,742	130,600
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.104%, [LIBOR4+300], 12/1/23[9,10]	138,411	135,643
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.786%, [LIBOR4+400], 5/23/25[9,10]	99,414	98,109
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.036%, [LIBOR4+325], 3/20/25[9,10]	157,138	148,888
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.536%, [LIBOR12+375], 9/13/24[9,10]	249,364	243,636
North American Lifting Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.604%, [LIBOR4+450], 11/27/20[9,10]	144,315	119,120
US Ecology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8/14/26[9,10,11]	55,000	55,327
		1,217,047

Electrical Equipment—0.1%
Brookfield WEC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR4+375], 8/1/25[9,10]	104,372	103,872
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.044%, [LIBOR12+400], 11/30/23[9,10]	562,058	531,356
		635,228

Industrial Conglomerates—0.1%
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.272%, [LIBOR12+275], 7/30/24[9,10]	249,375	250,198
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.099%, [LIBOR4+500], 4/1/21[9,10]	416,100	347,096
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.286%, [LIBOR4+250], 8/22/24[9,10]	325,118	323,162
		920,456

Machinery—0.1%
Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.286%, [LIBOR12+450], 6/30/25[9,10]	237,000	237,385
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.786%, [LIBOR12+300], 3/28/25[9,10]	85,445	81,013
Welbilt, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.286%, [LIBOR4+250], 10/23/25[9,10]	100,000	99,375
		417,773

Marine—0.0%
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.034%, [LIBOR4+600], 7/2/23[9,10]	56,849	45,195
Professional Services—0.1%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.234%-5.282%, [LIBOR4+375], 3/3/25[9,10]	368,804	355,668

39 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Professional Services (Continued)
New Trident Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.508%, 8/1/22[3,9,10,14]	$86,449	$432
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.786%, [LIBOR12+300], 5/1/24[9,10]	116,905	117,149
		473,249

Road & Rail—0.0%
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.786%, [LIBOR12+300], 7/29/22[9,10]	161,577	154,306
Tranche B2, 4.786%, [LIBOR12+300], 7/29/22[9,10]	38,423	36,694
		191,000

Transportation Infrastructure—0.0%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.19%, [LIBOR12+225], 4/6/24[9,10]	11,788	11,253
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.00%, 3/20/25[9,10,12]	15,177	14,380
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.42%, [LIBOR12+350], 11/6/24[9,10]	31,398	31,143
Octavius Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.634%, [LIBOR12+350], 11/8/23[9,10]	115,385	113,870
		170,646

Information Technology—2.2%
Communications Equipment—0.1%
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.164%, [LIBOR12+425], 12/15/24[9,10]	799,843	765,354
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.036%, [LIBOR4+425], 11/29/25[9,10]	250,641	219,561
Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.286%, [LIBOR12+250], 7/2/25[9,10]	323,806	322,592
		1,307,507

Electronic Equipment, Instruments, & Components—0.1%
Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.286%, [LIBOR12+350], 12/20/24[9,10]	47,203	47,343
Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.354%, [LIBOR4+425], 6/26/25[3,9,10]	48,678	43,810
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.04%, [LIBOR12+525], 9/29/20[9,10]	147,042	127,927
TruGreen LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.536%, [LIBOR12+375], 3/19/26[9,10]	29,850	29,962
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.532%, [LIBOR4+250], 9/28/24[9,10]	176,468	173,821
		422,863

Internet Software & Services—0.1%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.696%, [LIBOR4+350], 6/13/24[9,10]	72,740	69,699

40 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Internet Software & Services (Continued)
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.171%, [LIBOR6+425], 12/15/24[9,10]	$477,156	$456,582
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.878%, [LIBOR4+500], 6/30/21[9,10]	201	200
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.177%, [LIBOR4+425], 5/16/25[9,10]	92,461	90,515
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.786%, [LIBOR12+300], 5/1/24[9,10]	142,153	142,449
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.604%, [LIBOR4+450], 1/27/23[9,10]	58,528	54,528
		813,973

IT Services—0.3%
American Teleconferencing Services Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.687%, [LIBOR6+650], 12/8/21[9,10,14]	61,432	38,702
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.536%, [LIBOR12+375], 2/28/25[9,10]	246,374	247,247
Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.786%, [LIBOR4+300], 6/15/25[9,10]	351,309	348,988
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.786%, [LIBOR12+300], 5/9/24[9,10]	353,442	353,619
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 0.75% PIK Rate, 8.317% Cash Rate, 4/6/22[9,10,13]	117,905	81,944
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.599%, [LIBOR4+550], 4/1/21[9,10]	105,000	87,587
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.604%, [LIBOR4+650], 3/29/24[9,10]	137,206	122,285
Nascar Holdings Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.628%, [LIBOR12+275], 10/19/26[9,10]	110,000	110,679
NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.286%, [LIBOR12+350], 8/8/24[9,10]	311,407	298,717
Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.036%, [LIBOR12+350], 1/3/25[9,10]	128,550	127,987
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.786%, [LIBOR12+300], 2/1/24[9,10]	531,104	526,311
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.054%, [LIBOR12+325], 8/18/23[9,10]	470,222	452,664
		2,796,730

Semiconductors & Semiconductor Equipment—1.2%
On Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.786%, [LIBOR12+200], 9/19/26[9,10]	11,000,000	11,061,875
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.286%, [LIBOR12+250], 12/1/23[9,10]	208,964	204,392
		11,266,267

Software—0.3%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.354%, [LIBOR4+325], 3/3/25[9,10]	10,340	9,972

41 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Software (Continued)
Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, [LIBOR12+325], 4/30/25[9,10]	$163,350	$163,895
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.036%, [LIBOR4+525], 6/30/22[9,10]	97,904	97,945
Fusion Connect, Inc., Sr. Sec. Credit Debtor in Possession Facilities 1st Lien Term Loan, 11.99%, [LIBOR12+1,000], 11/7/19[3,9,10]	23,671	23,198
Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.343% PIK Rate, [LIBOR4+750], 5/4/23[9,10,13,14]	395,801	210,105
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.854%, [LIBOR4+275], 2/1/22[9,10]	277,542	278,150
Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.036%, [LIBOR4+325], 8/5/22[9,10]	206,694	207,396
Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.363%, [LIBOR4+450], 11/29/24[9,10]	98,250	97,943
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.555%, [LIBOR12+375], 9/30/24[9,10]	247,429	247,723
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.036%, [LIBOR12+325], 11/29/24[9,10]	119,162	112,403
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.177%, [LIBOR4+425], 5/16/25[9,10]	69,483	68,021
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536%, [LIBOR12+300], 2/5/24[9,10]	330,909	330,972
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR12+275], 3/3/23[9,10]	309,997	307,810
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.036%, [LIBOR4+250], 4/16/25[9,10]	169,690	170,348
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.036%, [LIBOR4+250], 4/16/25[9,10]	260,351	261,360
TIBCO Software, Inc., Sec. Credit Facilities 1st Lien Term Loan, 6.00%, [LIBOR12+400], 6/30/26[9,10]	41,000	40,863
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.286%, [LIBOR12+450], 1/27/23[9,10]	299,491	279,025
		2,907,129

Technology Hardware, Storage & Peripherals—0.1%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.536%, [LIBOR4+375], 2/27/25[9,10]	249,368	243,835
Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.036%, [LIBOR4+425], 10/2/25[9,10]	192,916	179,343
Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.536%, [LIBOR4+375], 7/11/25[9,10]	222,750	214,453
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.854%, [LIBOR4+475], 11/3/23[9,10]	77,032	60,510
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.849%, [LIBOR4+875], 4/1/22[9,10]	44,964	33,217
		731,358

42 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Materials—0.5%
Chemicals—0.3%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.104%, [LIBOR4+300], 1/31/24[9,10]	$249,940	$245,618
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR4+350], 3/16/25[9,10]	139,859	139,043
GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.286%, [LIBOR12+350], 2/12/25[3,9,10]	286,708	276,315
Hexicon, Inc., Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.60%, [LIBOR4+350], 7/1/26[9,10]	54,863	54,760
INEOS US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4/1/24[9,10,11]	249,365	247,169
LTI Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR12+350], 9/6/25[9,10]	62,992	58,142
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.05%, [LIBOR4+250], 11/19/21[9,10]	51,264	51,015
Messer Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.604%, [LIBOR4+250], 3/1/26[9,10]	249,373	247,673
Momentive Performance Materials USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.04%, [LIBOR4+325], 5/15/24[9,10]	259,350	255,299
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.286%, [LIBOR4+350], 2/14/24[9,10]	235,216	229,335
Polar US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.793%-6.854%, [LIBOR4+475], 10/15/25[9,10]	138,950	131,308
Starfruit US Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.19%, [LIBOR12+325], 10/1/25[9,10]	363,620	355,604
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR4+300], 9/23/24[9,10]	299,820	297,629
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.104%, [LIBOR4+300], 5/16/24[9,10]	302,272	293,846
		2,882,756

Containers & Packaging—0.2%
Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.624%, [LIBOR12+450], 7/31/25[9,10]	113,337	104,010
Berry Global Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.439%, [LIBOR12+250], 7/1/26[9,10]	264,338	265,539
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.234%, [LIBOR12+325], 4/3/24[9,10]	530,010	516,670
Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.349%, [LIBOR4+325], 6/29/25[9,10]	372,527	353,072
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.29%, [LIBOR12+250], 10/14/24[9,10]	226,945	220,515
		1,459,806

Paper & Forest Products—0.0%
Clearwater Paper Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.063%, [LIBOR4+325], 7/26/26[3,9,10]	65,000	65,081

43 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.5%
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B13, 5.921%, [LIBOR4+400], 8/14/26[9,10]	$287,100	$283,409
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.536%, [LIBOR4+275], 1/31/25[9,10]	830,150	822,940
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.294%, [LIBOR12+325], 10/2/24[9,10]	281,273	279,891
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.93%, [LIBOR4+300], 5/1/24[9,10]	214,398	179,961
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.79%, [LIBOR12+300], 10/5/23[9,10]	356,564	331,827
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.044%, [LIBOR12+500], 2/27/24[9,10]	230,889	219,056
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.54%, [LIBOR12+375], 6/15/24[9,10]	193,027	192,714
Fusion Connect, Inc., Sr. Sec. Credit Debtor in Possession Facilities 1st Lien Term Loan, 11.99%, [LIBOR12+1,000], 11/7/19[3,9,10]	23,080	22,618
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.43%, [LIBOR4+450], 8/6/21[9,10]	272,953	226,551
Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.286%, [LIBOR12+450], 11/1/24[9,10]	357,203	283,721
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.794%, [LIBOR4+275], 7/31/25[9,10]	307,196	298,220
Tranche B12, 5.609%, [LIBOR12+368.75], 1/31/26[9,10]	155,951	152,637
SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.854%, [LIBOR4+250], 5/15/25[9,10]	147,975	119,120
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.813%, [LIBOR12+300], 2/2/24[9,10]	249,372	248,281
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.374%, [LIBOR4+825], 2/23/22[3,9,10]	656,208	696,762
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 9.75%, [PRIME4+500], 3/29/21[9,10,14]	201,988	204,892
		4,562,600

Wireless Telecommunication Services—0.1%
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.682%, [LIBOR4+375], 11/27/23[9,10]	340,000	340,001
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.313%, [LIBOR12+250], 2/2/24[9,10]	727,958	720,984
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.171%, [LIBOR12+225], 8/15/26[9,10]	265,000	265,073
		1,326,058

Utilities—1.3%
Electric Utilities—1.2%
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.286%, [LIBOR12+250], 1/15/25[9,10]	83,722	83,886
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.536%, [LIBOR12+375], 10/2/23[9,10]	273,354	273,311

44 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Electric Utilities (Continued)
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.04%-5.36%, [LIBOR12+325], 6/28/23[9,10]	$142,244	$142,053
Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.13%, [LIBOR4+300], 11/28/24[9,10]	28,100	26,566
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.289%, [LIBOR12+425], 5/2/25[9,10]	260,431	242,852
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.862%, [LIBOR12+375], 1/30/24[9,10]	3,787	3,537
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.786%, [LIBOR4+700], 10/18/22[9,10]	72,750	71,841
Talent Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.69%, [LIBOR12+375], 7/8/26[3,9,10]	175,000	173,250
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.786%, [LIBOR12+200], 8/4/23[9,10]	10,510,718	10,557,281
		11,574,577

Independent Power and Renewable Electricity Producers—0.1%
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B10, 4.286%, [LIBOR12+250], 8/12/26[9,10]	34,035	34,030
Tranche B5, 4.61%, [LIBOR4+250], 1/15/24[9,10]	204,329	204,525
Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.04%, [LIBOR12+425], 6/2/25[9,10]	143,188	133,164
		371,719
Total Corporate Loans (Cost $132,605,144)		127,925,746

Event-Linked Bonds—1.2%
Acorn Re Ltd. Catastrophe Linked Nts., 4.551% [US0003M+275], 11/10/21[5,6]	1,000,000	996,950
Akibare Re Ltd. Catastrophe Linked Nts., 2.403% [US0006M+50], 4/7/20[5,6]	1,000,000	60,000
Alamo Re Ltd. Catastrophe Linked Nts., 5.014% [T-BILL 1MO+348], 6/7/21[5,6]	625,000	631,406
Atmos Re Dac Catastrophe Linked Nts., 4.50% [EUR003M+450], 2/14/22[5,6]	450,000	163,113
Cranberry Re Ltd. Catastrophe Linked Nts., 3.556% [US0006M+198], 7/13/20[5,6]	1,000,000	1,008,750
Golden State Re II Ltd. Catastrophe Linked Nts., 4.212% [US0003M+220], 1/8/23[5,6]	750,000	753,337
International Bank for Reconstruction & Development:
4.458% [US0003M+250], 2/15/21[5,6]	1,250,000	1,244,813
4.958% [US0003M+300], 2/15/21[5,6]	1,000,000	994,950
Kizuna Re II Ltd. Catastrophe Linked Nts., 3.412% [T-BILL 3MO+187.5], 4/11/23[5,6]	1,000,000	992,450
Long Point Re III Ltd. Catastrophe Linked Nts., 4.287% [T-BILL 3MO+275], 6/1/22[5,6]	1,000,000	1,005,250
Manatee Re II Ltd. Catastrophe Linked Nts., 5.927% [T-BILL 3MO+439], 6/7/21[5,6]	750,000	757,087
Merna Re Ltd.:
3.537% [T-BILL 3MO+200], 4/8/20[5,6]	500,000	500,275
3.537% [T-BILL 3MO+200], 4/8/21[5,6]	250,000	249,912

45 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Event-Linked Bonds (Continued)
Nakama Re Ltd. Catastrophe Linked Nts., 3.805% [US0006M+220], 10/13/21[5,6]	$750,000	$747,937
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.033% [US0003M+229], 5/7/21[5,6]	750,000	755,363
SD Re Ltd. Catastrophe Linked Nts., 5.806% [US0003M+400], 10/19/21[5,6]	750,000	726,188
Total Event-Linked Bonds (Cost $12,911,660)		11,587,781

	Shares
Structured Securities—1.2%
Africa Telecommunications Media & Technology Fund 1 LLC[1,3]	9,542,930	—
Toronto-Dominion Bank (The), Enterprise Products Partners LP Equity Linked Nts., 7/2/20[6]	11,785,000	10,916,852
Total Structured Securities (Cost $21,807,720)		10,916,852

			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.1%
S&P 500 Index Call		USD	2,980.000	12/20/19	USD 6,556	USD 0[15]	201,850
S&P 500 Index Call		USD	3,025.000	12/20/19	USD 27,225	USD 0[15]	535,500
S&P 500 Index Call		USD	3,090.000	1/17/20	USD 30,900	USD 0[15]	412,500
Total Exchange-Traded Options Purchased (Cost $802,194)							1,149,850
	Counterparty
Over-the-Counter Option Purchased—0.1%
CNH Currency Put (Cost $495,562) GSCO-OT		CNH	6.975	6/1/20	CNH 150,000	CNH 150,000 512,133

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing 1/28/31 Put	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523%	1/26/21	JPY 1,744,000	7,804
Interest Rate Swap maturing 4/30/31 Put	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY 5,250,000	42,105
Interest Rate Swap maturing 9/29/31 Put	MSCO	Receive	Three- Month USD BBA LIBOR	3.178	9/27/21	USD 4,100	9,433
Interest Rate Swap maturing 9/29/31 Put	MSCO	Receive	Three- Month USD BBA LIBOR	3.253	10/21/21	USD 100,250	214,927
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,151,949)							274,269

46 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Investment Companies—9.1%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[16]	14,003,811	$14,003,811
Invesco Oppenheimer Master Loan Fund[4]	1,252,634	21,287,012
SPDR Gold Trust Exchange Traded Fund[1,17]	351,515	50,066,282
Total Investment Companies (Cost $78,024,442)		85,357,105

Total Investments, at Value (Cost $775,283,851)	97.9%	918,988,149
Net Other Assets (Liabilities)	2.1	19,895,272
Net Assets	100.0%	$938,883,421

Footnotes to Consolidated Schedule of Investments

1. Non-income producing security.

2. Collateral on short sales was segregated by the Fund in the amount of $65,807,945 which represents 20.33% of market value of securities sold short.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares		Gross		Gross		Shares
	October 31, 2018		Additions		Reductions		October 31, 2019

Common Stock
Specialty Retail
Gymboree Corp. (The)[a]	4,118		—		—		4,118
Gymboree Holding Corp. [a]	11,737		—		—		11,737
Investment Company
Invesco Oppenheimer Master Loan Fund	—		1,252,634		—		1,252,634

	Value		Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)

Common Stock
Specialty Retail
Gymboree Corp. (The) [a]	$—	[a]	$49		$—		$(23,417)
Gymboree Holding Corp. [a]	—	[a]	138		—		(66,695)
Investment Company
Invesco Oppenheimer Master Loan Fund	21,287,012		891,277	[b,c]	(544,181)	[b]	(780,758)	[b]
Total	$21,287,012		$891,464		$(544,181)		$(870,870)

a. The security is no longer an affiliated. Therefore, the value has been excluded from this table.

b. Represents the amount allocated to the fund from Invesco Oppenheimer Master Loan Fund.

c. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

5. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

6. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $43,069,614, which represented 4.59% of the Fund’s Net Assets.

47 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Footnotes to Consolidated Schedule of Investments (Continued)

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

10. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

11. The variable rate interest will settle after October 31, 2019, at which time the interest rate will be determined.

12. All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 11.

13. Interest or dividend is paid-in-kind, when applicable.

14. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

15. Number of contracts are less than 500.

16. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

17. All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(34.5)%
Common Stock Securities Sold Short—(34.5)%
Air Lease Corp., Cl. A	(90,598)	$(3,984,500)
Aircastle Ltd.	(199,654)	(5,434,582)
Amgen, Inc.	(8,375)	(1,785,969)
Apache Corp.	(222,933)	(4,828,729)
AvalonBay Communities, Inc.	(25,633)	(5,579,279)
Boeing Co. (The)	(16,677)	(5,668,679)
Camden Property Trust	(21,851)	(2,499,099)
Caterpillar, Inc.	(66,838)	(9,210,276)
Church & Dwight Co., Inc.	(81,943)	(5,731,093)
CNH Industrial NV	(230,160)	(2,511,046)
Colgate-Palmolive Co.	(122,207)	(8,383,400)
Community Bank System, Inc.	(105,620)	(7,158,924)
Corning, Inc.	(341,256)	(10,111,415)
Cummins, Inc.	(35,924)	(6,196,172)
Darden Restaurants, Inc.	(112,304)	(12,608,370)
DaVita, Inc.[1]	(28,334)	(1,660,372)
Demant AS1	(256,770)	(6,776,713)
Digital Realty Trust, Inc.	(49,921)	(6,341,964)

48 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Dril-Quip, Inc.[1]	(86,755)	$(3,558,690)
Edwards Lifesciences Corp.[1]	(40,641)	(9,688,002)
Fastenal Co.	(157,547)	(5,662,239)
Federal Realty Investment Trust	(35,609)	(4,843,180)
Franklin Resources, Inc.	(285,336)	(7,861,007)
General Mills, Inc.	(152,631)	(7,762,813)
GlaxoSmithKline plc, Sponsored ADR	(221,662)	(10,152,120)
Hess Corp.	(82,085)	(5,397,089)
HP, Inc.	(625,459)	(10,864,223)
Intel Corp.	(285,827)	(16,157,800)
International Business Machines Corp.	(86,148)	(11,520,572)
Ipsen SA	(70,294)	(7,497,741)
Jones Lang LaSalle, Inc.	(66,030)	(9,674,716)
Kirby Corp.[1]	(68,503)	(5,422,697)
Koninklijke Ahold Delhaize NV	(370,941)	(9,238,839)
Legg Mason, Inc.	(130,527)	(4,863,436)
Louisiana-Pacific Corp.	(123,821)	(3,619,288)
Nokia OYJ, Sponsored ADR	(2,350,685)	(8,580,000)
Novo Nordisk AS, Sponsored ADR	(66,524)	(3,673,455)
Oil States International, Inc.[1]	(214,586)	(3,062,142)
PACCAR, Inc.	(81,728)	(6,216,232)
Procter & Gamble Co. (The)	(28,231)	(3,515,042)
Regeneron Pharmaceuticals, Inc.[1]	(11,682)	(3,577,963)
ResMed, Inc.	(35,642)	(5,272,165)
Rio Tinto plc, Sponsored ADR	(131,866)	(6,858,351)
Shake Shack, Inc., Cl. A1	(155,768)	(12,816,591)
W.W. Grainger, Inc.	(21,820)	(6,738,889)
Weingarten Realty Investors	(352,043)	(11,170,324)
Western Union Co. (The)	(474,721)	(11,896,507)
Total Securities Sold Short (Proceeds $323,855,301)		$(323,632,695)

Forward Currency Exchange Contracts as of October 31, 2019
Counterparty	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	12/2019	USD 7,696	CHF 7,500	$71,450	$—
BOA	11/2019	USD 502	EUR 450	—	(361)
BOA	12/2019	USD 17,377	THB 535,000	—	(347,766)
BOA	11/2019	CNH 41,000	USD 5,904	—	(88,614)
CITNA-B	12/2019	USD 7,616	DKK 50,800	11,368	—
DEU	12/2019	USD 7,344	CAD 9,750	—	(59,349)
GSCO-OT	11/2019	USD 15,921	CNH 111,420	115,881	—
Total Unrealized Appreciation and Depreciation				$198,699	$(496,090)

Futures Contracts as of October 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BTP	Sell	12/6/19	165	EUR 26,579	$26,586,019	$(7,383)

49 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BUND	Buy	12/6/19	146	EUR 28,392	$27,968,333	$(423,381)
Euro-OAT	Sell	12/6/19	30	EUR 5,698	5,633,826	64,576
						$(366,188)

Centrally Cleared Credit Default Swaps at October 31, 2019
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.29		Buy	5.000%	12/20/22	USD 864	$58,622	$(61,183)	$(2,561)
CDX.NA.HY.30		Buy	5.000	6/20/23	USD 18,768	1,283,228	(1,492,759)	(209,531)
CDX.NA.HY.31		Buy	5.000	12/20/23	USD 20,064	1,275,290	(1,672,090)	(396,800)
CDX.NA.IG.30		Sell	1.000	6/20/23	USD 59,000	(1,049,661)	1,362,571	312,910
CDX.NA.IG.31		Sell	1.000	12/20/23	USD 2,200	(42,299)	53,558	11,259
iTraxx Europe Crossover Series 27 Version 1		Buy	1.000	6/20/22	EUR 46,900	1,001,008	(1,157,353)	(156,345)
iTraxx Europe Crossover Series 28 Version 1		Buy	1.000	12/20/22	EUR 1,800	52,533	(48,782)	3,751
iTraxx Europe Crossover Series 29 Version 1		Buy	1.000	6/20/23	EUR 3,100	59,083	(87,883)	(28,800)
iTraxx Europe Crossover Series 30 Version 1		Buy	1.000	12/20/23	EUR 1,450	22,281	(41,559)	(19,278)
Malaysia Government Bond		Buy	1.000	6/20/23	USD 1,600	22,355	(42,734)	(20,379)
Malaysia Government Bond		Buy	1.000	12/20/23	USD 1,200	3,533	(33,944)	(30,411)
Malaysia Government Bond		Buy	1.000	6/20/24	USD 14,000	325,018	(400,910)	(75,892)
Penerbangan Malaysia Bhd		Buy	1.000	12/20/22	USD 1,020	20,661	(25,621)	(4,960)
Total Centrally Cleared Credit Default Swaps						$3,031,652	$(3,648,689)	$(617,037)

Over-the-Counter Credit Default Swaps at October 31, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	GSCOI	Buy	1.000%	12/20/23	EUR 12,800	$(334,735)	$(163,935)	$(498,670)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 471	(48,277)	(28,433)	(76,710)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 936	(109,330)	(56,503)	(165,833)
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD 7,500	(1,297,917)	(452,749)	(1,750,666)
Total Over-the-Counter Credit Default Swaps						$(1,790,259)	$(701,620)	$(2,491,879)

50 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Total Return Swaps at October 31, 2019
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Bank of Communications - H	GSCOI	Pay	One-Month HKD- HIBOR Index minus 50 bps	5/27/20	HKD 39,157	$682,304	$682,304
China Citic Bank Corproration LTD. - H	GSCOI	Pay	One-Month HKD- HIBOR Index minus 50 bps	5/27/20	HKD 33,073	180,166	180,166
China Everbright Bank Co. - H	GSCOI	Pay	One-Month HKD- HIBOR Index minus 50 bps	5/27/20	HKD 18,645	9,259	9,259
China Merchants Bank - H	GSCOI	Pay	One-Month HKD- HIBOR Index minus 50 bps	5/27/20	HKD 44,606	37,964	37,964
China Minsheng Banking - H	GSCOI	Pay	One-Month HKD- HIBOR Index minus 50 bps	5/27/20	HKD 37,515	224,436	224,436
Suzano SA	GSCOI	Pay	Overnight Brazil Cetip DI rate minus 150 bps	9/3/20	BRL 11,342	(159,246)	(159,246)
Suzano SA	GSCOI	Pay	Overnight Brazil Cetip DI rate minus 150 bps	8/31/20	BRL 8,310	51,261	51,261
Total Over-the-Counter Total Return Swaps						$1,026,144	$1,026,144

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
DKK	Danish Krone
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
THB	Thailand Baht

51 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Definitions
ADR	American Depositary Receipt
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.25	Markit CDX High Yield Index
CDX.NA.HY.25	Markit CDX North American High Yield
CDX.NA.HY.29	Markit CDX North American High Yield
CDX.NA.HY.30	Markit CDX North American High Yield
CDX.NA.HY.31	Markit CDX North American High Yield
CDX.NA.IG.30	Markit CDX North American Investment Grade High Volatility
CDX.NA.IG.31	Markit CDX North American Investment Grade High Volatility
EURIBOR	Euro Interbank Offered Rate
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
iTraxx Europe
Crossover Series 27
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe
Crossover Series 28
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe
Crossover Series 29
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe
Crossover Series 30
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
OAT	French Government Bonds
PRIME4	United States Prime Rate-Quarterly
PRIME12	United States Prime Rate-Monthly
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Consolidated Financial Statements.

52 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $739,212,270)	$883,697,326
Affiliated companies (cost $36,071,581)	35,290,823

918,988,149

Cash	845,151

Cash used for collateral on OTC derivatives	380,000

Cash used for collateral on centrally cleared swaps	3,065,988

Deposits with broker for securities sold short	325,535,104

Deposits with broker for foreign securities sold short (cost $21,786,243)	21,668,747

Unrealized appreciation on forward currency exchange contracts	198,699

Swaps, at value	1,185,390

Receivables and other assets:
Investments sold	3,740,155
Interest and dividends	2,126,440
Variation margin receivable - futures contracts	1,634,177
Shares of beneficial interest sold	308,637
Other	125,774

Total assets	1,279,802,411

Liabilities
Securities sold short, at value (proceeds $323,855,301)—see accompanying consolidated schedule of investments	323,632,695

Unrealized depreciation on forward currency exchange contracts	496,090

Swaps, at value (premiums paid $1,790,259)	860,866

Variation margin payable - centrally cleared swaps	12,018

Payables and other liabilities:
Investments purchased	9,333,149
Shares of beneficial interest redeemed	5,404,050
Transfer and shareholder servicing agent fees	348,461
Dividends on short sales	195,817
Trustees’ compensation	157,875
Distribution and service plan fees	134,683
Shareholder communications	109,483
Advisory fees	22,999
Administration fees	150
Other	210,654

Total liabilities	340,918,990

Net Assets	$938,883,421

Composition of Net Assets
Shares of beneficial interest	$889,483,727

Total distributable earnings	49,399,694

Net Assets	$938,883,421

53 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $441,059,761 and 16,441,018 shares of beneficial interest outstanding)	$26.83

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$28.39

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,859,621 and 1,646,313 shares of beneficial interest outstanding)	$23.60

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $16,296,037 and 636,673 shares of beneficial interest outstanding)	$25.60

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $266,741,059 and 9,710,819 shares of beneficial interest outstanding)	$27.47

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,118 and 376.506 shares of beneficial interest outstanding)	$26.87

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $175,916,825 and 6,373,989 shares of beneficial interest outstanding)	$27.60

See accompanying Notes to Consolidated Financial Statements.

54 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended October 31, 2019

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $1,226)	$18,515,277
Affiliated companies	867,732
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $339,535)	17,132,582
Affiliated companies	440,871
Short stock rebates	6,933,431
Other income affiliated companies	187
Other income	31,707
Total investment income	43,921,787
Expenses
Advisory fees	9,133,454
Administration fees	59,979
Distribution and service plan fees:
Class A	1,086,531
Class C	677,540
Class R	88,377
Transfer and shareholder servicing agent fees:
Class A	890,891
Class C	134,545
Class R	35,510
Class Y	625,988
Class R5	3
Class R6	41,380
Shareholder communications:
Class A	45,582
Class C	10,386
Class R	2,964
Class Y	44,657
Class R5	1
Class R6	22,059
Dividends on short sales	3,021,877
Financing expense from short sales	431,251
Custodian fees and expenses	194,776
Trustees’ compensation	34,388
Borrowing fees	18,770
Other	189,368
Total expenses	16,790,277
Less waivers, reimbursement of expenses and offset arrangement(s)	(713,571)
Net expenses	16,076,706
Net Investment Income	27,845,081

55 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes net gains (losses) from securities sold to affiliates of $(546,799))	$14,423,906
Affiliated companies	(544,181)
Futures contracts	(9,158,503)
Foreign currency transactions	(2,299,283)
Forward currency exchange contracts	1,144,730
Short positions	(36,898,893)
Swap contracts	(624,583)
Net realized loss	(33,956,807)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	20,567,518
Affiliated companies	(870,870)
Translation of assets and liabilities denominated in foreign currencies	1,411,202
Forward currency exchange contracts	(1,811,254)
Futures contracts	2,428,902
Short positions	(19,516,180)
Swap contracts	(2,544,465)
Net change in unrealized appreciation/(depreciation)	(335,147)
Net Decrease in Net Assets Resulting from Operations	$(6,446,873)

See accompanying Notes to Consolidated Financial Statements.

56 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018

Operations
Net investment income	$27,845,081	$21,146,953

Net realized gain (loss)	(33,956,807)	8,656,655

Net change in unrealized appreciation/(depreciation)	(335,147)	(1,263,739)

Net increase (decrease) in net assets resulting from operations	(6,446,873)	28,539,869

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(7,824,516)	(8,619,504)
Class B	—	—
Class C	(955,228)	(1,068,693)
Class R	(284,089)	(295,899)
Class Y	(6,773,061)	(6,980,245)
Class R5	—	—
Class R6	(4,103,835)	(3,035,922)

Total distributions from distributable earnings	(19,940,729)	(20,000,263)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(25,912,968)	(85,618,998)
Class B	—	(2,572,522)
Class C	(48,368,674)	(21,720,741)
Class R	(2,689,774)	(1,748,886)
Class Y	(77,353,221)	(55,369,454)
Class R5	10,000	—
Class R6	(31,305,641)	57,843,679

Total beneficial interest transactions	(185,620,278)	(109,186,922)

Net Assets
Total decrease	(212,007,880)	(100,647,316)

Beginning of period	1,150,891,301	1,251,538,617

End of period	$938,883,421	$1,150,891,301

See accompanying Notes to Consolidated Financial Statements.

57 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	October 31,	October 31,	October 31,	October 31,	October 30,
	2019	2018	2017	2016	2015[1]
Per Share Operating Data
Net asset value, beginning of period	$27.42	$27.21	$26.81	$27.00	$26.64
Income (loss) from investment operations:
Net investment income[2]	0.69	0.45	0.38	0.27	0.30
Net realized and unrealized gain (loss)	(0.82)	0.19	0.09	(0.32)	0.53
Total from investment operations	(0.13)	0.64	0.47	(0.05)	0.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.43)	(0.07)	(0.14)	(0.47)
Net asset value, end of period	$26.83	$27.42	$27.21	$26.81	$27.00

Total Return, at Net Asset Value[3]	(0.45)%	2.34%	1.79%	(0.18)%	3.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$441,060	$477,683	$560,359	$675,558	$642,670
Average net assets (in thousands)	$447,894	$515,118	$620,775	$679,471	$636,510
Ratios to average net assets:[4]
Net investment income	2.59%[5]	1.67%	1.39%	1.02%[5]	1.14%[5]
Expenses excluding specific expenses listed below	1.38%	1.35%	1.36%	1.35%[6]	1.39%[6]
Dividends and/or interest expense on securities sold short	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.71%	1.99%	1.76%	2.03%[6]	2.17%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.96%	1.72%	1.99%[6]	2.12%[6]
Portfolio turnover rate[9]	289%	155%	168%	131%	62%

58 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.72%
Year Ended October 31, 2018	1.99%
Year Ended October 31, 2017	1.76%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

59 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	October 31,	October 31,	October 31,	October 31,	October 30,
	2019	2018	2017	2016	2015[1]
Per Share Operating Data
Net asset value, beginning of period	$24.17	$24.03	$23.85	$24.15	$23.89
Income (loss) from investment operations:
Net investment income[2]	0.43	0.22	0.15	0.06	0.09
Net realized and unrealized gain (loss)	(0.74)	0.16	0.08	(0.28)	0.47
Total from investment operations	(0.31)	0.38	0.23	(0.22)	0.56
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.24)	(0.05)	(0.08)	(0.30)
Net asset value, end of period	$23.60	$24.17	$24.03	$23.85	$24.15

Total Return, at Net Asset Value[3]	(1.25)%	1.59%	0.96%	(0.91)%	2.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,860	$89,319	$110,630	$139,374	$117,152
Average net assets (in thousands)	$67,843	$99,593	$123,884	$136,400	$111,050
Ratios to average net assets:[4]
Net investment income	1.81%[5]	0.90%	0.62%	0.25%[5]	0.38%[5]
Expenses excluding specific expenses listed below	2.14%	2.11%	2.13%	2.11%[6]	2.14%[6]
Dividends and/or interest expense on securities sold short	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[4]
Total expenses[8]	2.47%	2.75%	2.53%	2.79%[6]	2.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.42%	2.72%	2.49%	2.75%[6]	2.87%[6]
Portfolio turnover rate[9]	289%	155%	168%	131%	62%

60 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	2.48%
Year Ended October 31, 2018	2.75%
Year Ended October 31, 2017	2.53%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

61 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R	October 31,	October 31,	October 31,	October 31,	October 30,
	2019	2018	2017	2016	2015[1]
Per Share Operating Data
Net asset value, beginning of period	$26.18	$26.02	$25.69	$25.89	$25.55
Income (loss) from investment operations:
Net investment income[2]	0.59	0.36	0.29	0.19	0.22
Net realized and unrealized gain (loss)	(0.78)	0.17	0.10	(0.30)	0.52
Total from investment operations	(0.19)	0.53	0.39	(0.11)	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.37)	(0.06)	(0.09)	(0.40)
Net asset value, end of period	$25.60	$26.18	$26.02	$25.69	$25.89

Total Return, at Net Asset Value[3]	(0.70)%	2.07%	1.51%	(0.44)%	2.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,296	$19,426	$21,058	$20,567	$17,141
Average net assets (in thousands)	$17,858	$20,325	$21,118	$18,565	$16,942
Ratios to average net assets:[4]
Net investment income	2.33%[5]	1.40%	1.12%	0.75%[5]	0.85%[5]
Expenses excluding specific expenses listed below	1.64%	1.62%	1.62%	1.62%[6]	1.64%[6]
Dividends and/or interest expense on securities sold short	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.97%	2.26%	2.02%	2.30%[6]	2.42%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	2.23%	1.98%	2.26%[6]	2.37%[6]
Portfolio turnover rate[9]	289%	155%	168%	131%	62%

62 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.98%
Year Ended October 31, 2018	2.26%
Year Ended October 31, 2017	2.02%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

63 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	October 31,	October 31,	October 31,	October 31,	October 30,
	2019	2018	2017	2016	2015[1]
Per Share Operating Data
Net asset value, beginning of period	$28.07	$27.86	$27.47	$27.68	$27.32
Income (loss) from investment operations:
Net investment income[2]	0.77	0.52	0.45	0.32	0.31
Net realized and unrealized gain (loss)	(0.84)	0.19	0.09	(0.29)	0.60
Total from investment operations	(0.07)	0.71	0.54	0.03	0.91
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.50)	(0.15)	(0.24)	(0.55)
Net asset value, end of period	$27.47	$28.07	$27.86	$27.47	$27.68

Total Return, at Net Asset Value[3]	(0.22)%	2.59%	1.98%	0.08%	3.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266,741	$352,559	$405,224	$398,708	$87,249
Average net assets (in thousands)	$315,055	$373,135	$397,699	$278,002	$34,589
Ratios to average net assets:[4]
Net investment income	2.82%[5]	1.90%	1.61%	1.16%[5]	1.13%[5]
Expenses excluding specific expenses listed below	1.14%	1.12%	1.13%	1.17%[6]	1.10%[6]
Dividends and/or interest expense on securities sold short	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.47%	1.76%	1.53%	1.85%[6]	1.88%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.73%	1.49%	1.81%[6]	1.83%[6]
Portfolio turnover rate[9]	289%	155%	168%	131%	62%

64 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.48%
Year Ended October 31, 2018	1.76%
Year Ended October 31, 2017	1.53%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

65 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended October 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$26.56
Income (loss) from investment operations:
Net investment income[2]	0.35
Net realized and unrealized loss	(0.04)
Total from investment operations	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Net asset value, end of period	$26.87

Total Return, at Net Asset Value[3]	1.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income[5]	2.97%
Expenses excluding specific expenses listed below	1.02%
Dividends and/or interest expense on securities sold short	0.29%
Borrowing expenses on securities sold short	0.04%
Interest and fees from borrowings	0.00%
Total expenses[6]	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%
Portfolio turnover rate[7]	289%

66 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	1.36%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

67 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R6	October 31,	October 31,	October 31,	October 31,	October 30,
	2019	2018	2017	2016	2015[1]
Per Share Operating Data
Net asset value, beginning of period	$28.21	$28.00	$27.60	$27.79	$27.41
Income (loss) from investment operations:
Net investment income[2]	0.82	0.57	0.50	0.37	0.28
Net realized and unrealized gain (loss)	(0.86)	0.19	0.10	(0.29)	0.69
Total from investment operations	(0.04)	0.76	0.60	0.08	0.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.55)	(0.20)	(0.27)	(0.59)
Net asset value, end of period	$27.60	$28.21	$28.00	$27.60	$27.79

Total Return, at Net Asset Value[3]	(0.08)%	2.77%	2.18%	0.29%	3.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,917	$211,904	$151,697	$130,790	$59,214
Average net assets (in thousands)	$190,291	$209,624	$143,209	$96,611	$8,550
Ratios to average net assets:[4]
Net investment income	3.00%[5]	2.05%	1.80%	1.35%[5]	1.06%[5]
Expenses excluding specific expenses listed below	0.96%	0.97%	0.92%	0.97%[6]	0.82%[6]
Dividends and/or interest expense on securities sold short	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.29%	1.61%	1.32%	1.65%[6]	1.60%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.58%	1.29%	1.61%[6]	1.55%[6]
Portfolio turnover rate[9]	289%	155%	168%	131%	62%

68 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.30%
Year Ended October 31, 2018	1.61%
Year Ended October 31, 2017	1.32%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%
9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

69 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS October 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Fundamental Alternatives (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund has established a Cayman Islands exempted company, Invesco Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Adviser. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to

70 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may

71 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) and short stock rebate income are recorded on the accrual basis. Dividend income

72 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.	Federal Income Taxes - The Fund intends to comply with provisions of the Internal

73 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$18,041,428	$—	$66,051,445	$97,695,948

1. At period end, the Fund had $66,051,445 of net capital loss carryforward available to offset future realized

74 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

capital gains, if any, and thereby reduce future taxable gain distributions

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $17,115,812 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those consolidated financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss

$2,547,026	$2,547,026

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2019	Year Ended October 31, 2018

Distributions paid from:
Ordinary income	$19,940,729	$20,000,263

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$821,691,838
Federal tax cost of other investments	(310,283,747)

Total federal tax cost	$511,408,091

Gross unrealized appreciation	$161,002,682
Gross unrealized depreciation	(63,306,734)

Net unrealized appreciation	$97,695,948

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses

75 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

 Securities Sold Short - The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in ‘‘A’’ above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

H.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities

76 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.”

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price

77 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts

78 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

recognized in the Consolidated Statement of Assets and Liabilities.
N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par

79 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded

80 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements tables. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated

81 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized

82 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

S.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

83 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Fee Schedule*

Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4 billion	0.50

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.88% annualized.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $5,340,563 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.10%, 1.59%, 1.09%, 0.96% and 0.91%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund

84 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $444,548 and reimbursed fund expenses of $137,175, $7,815, $4,377, $73,250, $2 and $35,718 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Brown Brothers Harriman & Co. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended October 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans.

85 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended October 31, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $12,222 in front-end sales commissions from the sale of Class A shares and $2 and $851 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $29,901 in front–end sales commissions from the sale of Class A shares and $168 and $1,762 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity

86 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$70,204,384	$—	$63	$70,204,447
Consumer Staples	41,361,055	—	—	41,361,055
Energy	36,906,317	—	—	36,906,317
Financials	89,816,801	4,302,289	—	94,119,090
Health Care	79,837,961	6,084,382	—	85,922,343
Industrials	78,809,019	—	—	78,809,019
Information Technology	49,545,842	—	—	49,545,842
Materials	29,173,404	—	—	29,173,404
Telecommunication Services	20,658,856	—	—	20,658,856
Utilities	21,719,919	—	—	21,719,919
Rights, Warrants and Certificates	5,625	—	—	5,625
Asset-Backed Securities	—	102,720,736	—	102,720,736
Mortgage-Backed Obligations	—	3,711,051	—	3,711,051
Non-Convertible Corporate Bonds and Notes	—	46,406,709	—	46,406,709
Corporate Loans	—	125,567,629	2,358,117	127,925,746
Event-Linked Bonds	—	11,587,781	—	11,587,781
Structured Securities	—	10,916,852	—	10,916,852
Exchange-Traded Options Purchased	1,149,850	—	—	1,149,850
Over-the-Counter Option Purchased	—	512,133	—	512,133
Over-the-Counter Interest Rate
Swaptions Purchased	—	274,269	—	274,269
Investment Companies	64,070,093	21,287,012	—	85,357,105
Total Investments, at Value	583,259,126	333,370,843	2,358,180	918,988,149
Other Financial Instruments:
Swaps, at value	—	1,185,390	—	1,185,390
Centrally cleared swaps, at value	—	1,416,129	—	1,416,129
Futures contracts	64,576	—	—	64,576
Forward currency exchange contracts	—	198,699	—	198,699
Total Assets	$583,323,702	$336,171,061	$2,358,180	$921,852,943

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(300,119,402)	$(23,513,293)	$—	$(323,632,695)
Swaps, at value	—	(860,866)	—	(860,866)
Centrally cleared swaps, at value	—	(5,064,818)	—	(5,064,818)
Forward currency exchange contracts	—	(496,090)	—	(496,090)
Futures contracts	(430,764)	—	—	(430,764)
Total Liabilities	$(300,550,166)	$(29,935,067)	$—	$(330,485,233)

Forward currency exchange contracts and futures contracts, if any, are reported at their

87 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period November 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $1,415,381 and securities sales of $1,267,129, which resulted in net realized gains (losses) of $(546,799). For the period May 25, 2019 to October 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

88 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$71,450	$(71,450)	$–	$–	$–
Citibank NA	11,368	(11,368)	–	–	–
Goldman Sachs Bank USA	628,014	–	(628,014)	–	–
Goldman Sachs International	1,235,299	(775,930)	–	–	459,369
Morgan Stanley Capital Services, Inc.	224,360	–	(224,360)	–	–

	$2,170,491	$(858,748)	$(852,374)	$–	$459,369

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(436,741)	$71,450	$–	$365,291	$—
Citibank NA	(84,936)	11,368	–	–	(73,568)
Deutsche Bank AG	(59,349)	–	–	–	(59,349)
Goldman Sachs
International	(775,930)	775,930	–	–	–

	$(1,356,956)	$858,748	$–	$365,291	$(132,917)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

89 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts				Swaps, at value	$701,620
Equity contracts	Swaps, at value	$1,185,390		Swaps, at value	159,246
Credit contracts	Centrally cleared swaps, at value	1,416,129	[1]	Centrally cleared swaps, at value	5,064,818[1]
Interest rate contracts	Futures contracts	64,576	[2]	Futures contracts	430,764[2]
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	198,699		Unrealized depreciation on foreign currency exchange contracts	496,090
Equity contracts	Investments, at value	1,149,850	[3]
Forward currency exchange contracts	Investments, at value	512,133	[3]
Interest rate contracts	Investments, at value	274,269	[3]

Total		$4,801,046			$6,852,538

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Year Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Futures contracts	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$—	$—	$(1,124,212)	$(1,124,212)
Currency contracts	(176,418)	—	—	—	(176,418)
Equity contracts	(30,057)	(4,411,535)	—	499,629	(3,941,963)
Forward currency exchange contracts	—	—	1,144,730	—	1,144,730
Interest rate contracts	(317,855)	(4,746,968)	—	—	(5,064,823)

Total	$(524,330)	$(9,158,503)	$1,144,730	$(624,583)	$(9,162,686)

* Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

90 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Futures contracts	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$—	$—	$(1,940,734)	$(1,940,734)
Currency contracts	(152,145)	—	—	—	(152,145)
Equity contracts	1,845,833	3,810,359	—	(603,731)	5,052,461
Forward currency exchange contracts	—	—	(1,811,254)	—	(1,811,254)
Interest rate contracts	(4,761,956)	(1,381,457)	—	—	(6,143,413)

Total	$(3,068,268)	$2,428,902	$(1,811,254)	$(2,544,465)	$(4,995,085)

* Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

The table below summarizes the year ended average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and swaptions purchased during the period.

	Forward foreign currency contracts	Futures contracts	Index options purchased	Currency options purchased	Swaptions purchased

Average notional amount	$65,042,123	$114,794,444	$92,208,458	$126,666,667	$169,417,403
Average contracts			316	126,666,667

	Swap agreements

Average notional amount	$239,925,158

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,686.

Note 7 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the

91 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,696
Payments Made to Retired Trustees	7,588
Accumulated Liability as of October 31, 2019	60,086

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Brown Brothers Harriman & Co., the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $1,766,217,700 and $1,828,725,312, respectively.

92 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Class A
Sold	773,028	$20,620,008	1,285,066	$34,769,839
Automatic conversion
Class C to Class A Shares	1,196,516	32,074,075	—	—
Dividends and/or distributions reinvested	289,108	7,606,421	312,964	8,396,831
Redeemed	(3,237,881)	(86,213,472)	(4,767,943)	(128,785,668)

Net increase (decrease)	(979,229)	$(25,912,968)	(3,169,913)	$(85,618,998)

Class B
Sold	—	$—	15	$348
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[2]	—	—	(107,046)	(2,572,870)

Net increase (decrease)	—	$—	(107,031)	$(2,572,522)

Class C
Sold	187,582	$4,396,659	266,809	$6,382,546
Dividends and/or distributions reinvested	40,018	932,838	43,628	1,038,786
Automatic conversion	(1,356,061)	(32,074,075)	—	—
Class C to Class A Shares
Redeemed	(920,359)	(21,624,096)	(1,218,249)	(29,142,073)

Net increase (decrease)	(2,048,820)	$(48,368,674)	(907,812)	$(21,720,741)

Class R
Sold	82,245	$2,089,251	129,760	$3,354,163
Dividends and/or distributions reinvested	10,875	273,605	10,965	281,569
Redeemed	(198,367)	(5,052,630)	(208,133)	(5,384,618)

Net increase (decrease)	(105,247)	$(2,689,774)	(67,408)	$(1,748,886)

Class Y
Sold	3,549,278	$96,352,030	6,344,567	$176,011,495
Dividends and/or distributions reinvested	245,866	6,608,880	231,242	6,338,341
Redeemed	(6,643,475)	(180,314,131)	(8,561,857)	(237,719,290)

Net increase (decrease)	(2,848,331)	$(77,353,221)	(1,986,048)	$(55,369,454)

Class R5[3]
Sold	377	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	377	$10,000	—	$—

93 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class R6
Sold	2,270,772	$61,730,152	5,406,281	$150,490,805
Dividends and/or distributions reinvested	144,330	3,892,582	104,717	2,879,730
Redeemed	(3,553,249)	(96,928,375)	(3,417,127)	(95,526,856)

Net increase (decrease)	(1,138,147)	$(31,305,641)	2,093,871	$57,843,679

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 11 - Unfunded Loan Commitments

As of October 31, 2019, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Deluxe Entertainment Services Group, Inc.	Delayed Draw Term Loan	$39,527	$39,222

Mavis Tire Express Services Corp.	Delayed Draw Term Loan	15,177	14,380

Murray Energy Corp.	Delayed Draw Term Loan	204,913	188,520

			$242,122

Note 12 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

94 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Fundamental Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Oppenheimer Fundamental Alternatives Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statements of operations and of changes in net assets for the year ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations and changes in its net assets for the year ended October 31, 2019 and the financial highlights for each of the periods ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer Fundamental Alternatives Fund and its subsidiary (formerly known as Oppenheimer Fundamental Alternatives Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

95 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

96 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

97 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 59.15% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $15,619,535 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $7,735,411 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

98 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Fundamental Alternatives Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its

99 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

100 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers,

101 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

102 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other

Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

103 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

104 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds	229	None

		Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

105 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

106 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

107 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

108 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

109 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

110 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

111 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

112 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

113 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

114 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

115 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

116 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Brown Brothers Harriman
LLP	Goodwin Procter LLP	Services, Inc.	& Co.
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	40 Water Street
Suite 2600	Washington, D.C. 20001	Suite 1000	Boston, MA 02109-3661
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

117 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

    1NTD

118 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

119 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

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Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

120 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

121 INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

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Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-FALT-AR-1	12272019

Annual Report 10/31/2019

Invesco

Oppenheimer

Global Allocation

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Allocation Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	8.05%	3.97%	5.81%
Class A Shares of the Fund with Sales Charge	2.08	2.81	5.21
MSCI All Country World Index	12.59	7.08	8.81
Bloomberg Barclays Global Aggregate Bond Index, Hedged	10.67	3.93	4.13
Custom Invesco Oppenheimer Global Allocation Index	12.04	5.99	7.16

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Performance Discussion

MARKET OVERVIEW

After a brutal fourth quarter in 2018 where markets fell sharply, risk assets rallied in the first half of 2019 though economic growth slowed and inflation expectations were moderated. Against this backdrop, investors jumped back into asset classes and geographic regions that had sold off sharply in late 2018. While global financial markets experienced a strong first half of 2019, economic activity around the world continued to moderate. The global economy continued to show weakness as the US-China trade war weighed on economic growth. The trade war put pressure on China’s economy, which showed slowing industrial production and retail sales. Weakness has been pronounced in global manufacturing, with several large economies (e.g., China, Germany, Italy and South Korea) posting contractionary readings in recent purchasing manager index surveys, primarily due to weak external demand and global trade headwinds.

A distinguishing feature of this business cycle is the lack of inflationary pressures. This important development has allowed the Federal Reserve (Fed) and the European Central Bank (ECB) to embark on pro-active monetary policy easing in the face of slowing growth, with a combination of interest rate cuts and renewed asset purchases (i.e. quantitative easing). The 2- to 10-year segment of the US Treasury yield curve inverted in August, heightening fear of a

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

US recession and prompting the Fed to cut interest rates twice in the third quarter of 2019. Other central banks eased as well, which helped keep interest rates low and global stocks positive. Global bond yields have declined significantly, providing support for equities. Given these actions by the central banks, our analysis of global financial market sentiment suggests that the policy changes were the key driver in global risk appetite stability.

FUND REVIEW

During the period, the Fund experienced underperformance relative to the Custom Invesco Oppenheimer Global Allocation Index from both the top-down asset allocation component and the bottom-up managers’ security selection.

From a top-down perspective, the main drag to the Fund’s relative performance was driven by its defensive stance compared to the custom index, via an underweight to global equities, primarily developed equities outside the US, and an overweight to global government bonds and fixed income alternatives. While the overweight to global duration was a positive contributor to Fund’s relative performance, it was not large enough to offset the drag from the underweight to global equities, which rallied over the period and outperformed global sovereign fixed income markets. The Fund’s allocation to MLPs at the expense of core large cap US equities was also a drag to relative performance, given the underperformance of the sector compared to the broader market.

The Fund’s allocation to alternative fixed income assets, such as event-linked bonds and insurance linked securities, at the expense of investment grade credit exposure was also a net drag on the portfolio’s relative performance. Credit spreads tightened over this period, providing capital appreciation that more than compensated for the yield disadvantage between investment grade credit and these alternative assets on a duration neutral basis.

On the positive side, the Fund benefited from positive contributions from its factor rotation strategies in US equities and its growth bias in international markets. In the first half of the reporting period, the Fund benefited from a defensive factor exposure in US equities expressed through a tilt toward low volatility and quality factors and a tilt away from momentum and value factors. Subsequently, the Fund benefited from a rotation into small size and value equity factors, which in aggregate outperformed over the last two months of the reporting period compared to momentum, low volatility and quality factors. Finally, the Fund benefited from active currency overlay strategies, which were tilted towards the carry and value factors, expressed through an overweight to high yielding and attractively valued emerging market currencies versus developed market currencies. Finally, the Fund benefited from its tactical allocation strategy to oil futures over the period.

6      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

From a bottom-up managers’ security selection perspective, after controlling for style characteristics, the Fund received negative contributions from its international equity and international growth strategies, while benefiting from positive security selection in the developing markets strategy and mid-cap growth strategy.

OUTLOOK

We expect all major regions and countries to grow below trend over the next few quarters, at least until the first half of 2020. We don’t expect a global recession in 2020 but believe some regions are more susceptible to recession than others. In our view, Europe exhibits the weakest cyclical dynamics given high exposures to global trade risk, Brexit uncertainty and existing negative interest rates.

The US, though not immune to global slowing, has been the most resilient of the major economies, in our view – with construction, housing activity, and consumer sentiment at supported levels. Given its lower exposure to trade risk, and higher exposure to domestic demand, at this stage the risk of a US recession in 2020 seems premature. However, the inversion of the yield curve is a headwind to future credit growth, and we believe lending standards are one of the key indicators to monitor going forward. Among other developed markets, we are seeing early signs of improvement in parts of Europe, namely Germany, for the first time in two years – which may bode well for the rest of the region. Additionally, we are seeing significant improvement in several leading economic indicators across large emerging economies including China, India, Korea, Taiwan, and Brazil, among others. The evolution of these cyclical indicators is strongly affected by ongoing trade policy developments, which we continue to monitor. Our proprietary measure of global risk appetite has improved, and we believe the likelihood of a broader cyclical rebound over the next few months has improved.

Given these indications, we’ve added risk to our portfolio – shifting our overall stance from defensive to neutral. Our global equity exposure moved from underweight to neutral, led by an overweight to emerging market equities relative to its linked/custom index. We continue to overweight duration in developed fixed income, a position we have held for the past 18 months, but we have moved from a flattening bias to a steepening bias in the US, where we expect additional rate cuts by the Fed to re-steepen the yield curve. A cyclical rebound in growth outside the US remains the primary missing catalyst for a sustained greenback depreciation cycle, which requires a major reversal of private capital flows from the US to the rest of the world. Within our neutral exposure to the US dollar, we are overweight cheap and high yielding emerging market currencies versus developed market currencies, harvesting carry and valuation premia. We remain overweight alternative income assets such as insurance linked securities and event-linked bonds, which offer higher long-term expected returns than core

7      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

credit markets and favorable diversification properties in these late stages of the credit cycle.

We continue to closely monitor the developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets.

Alessio de Longis, Portfolio Manager

8      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Airbus SE	1.1%
Alphabet, Inc., Cl. A	1.0
Alibaba Group Holding Ltd., Sponsored ADR	1.0
SAP SE	1.0
LVMH Moet Hennessy Louis Vuitton SE	0.9
Kering SA	0.8
S&P Global, Inc.	0.5
TDK Corp.	0.5
Nidec Corp.	0.5
Facebook, Inc., Cl. A	0.5

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Software	3.1%
Textiles, Apparel & Luxury Goods	2.3
Electronic Equipment, Instruments, & Components	2.2
Semiconductors & Semiconductor Equipment	2.2
Interactive Media & Services	2.1
Commercial Banks	1.9
Internet & Catalog Retail	1.6
Aerospace & Defense	1.4
Insurance	1.3
Machinery	1.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	43.6%
Investment Companies	28.6
Foreign Government Obligations	17.8
U.S. Government Obligations	6.0
Preferred Stocks	2.6
Event-Linked Bonds	1.4
Non-Convertible Corporate Bonds and Notes	—*

* Represents a value of less than 0.05%.

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

9      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	47.6%
Japan	12.7
France	7.7
United Kingdom	4.5
Germany	4.0
Supranational	3.7
China	3.1
Canada	2.0
Spain	1.8
Switzerland	1.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	49.6%
Europe	24.4
Asia	20.2
Supranational	3.7
Latin & South America	1.0
Emerging Europe	0.6
Middle East/Africa	0.5

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of investments.

10      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	8.05%	3.97%	5.81%
Class C (QGRCX)	9/1/93	7.22	3.19	5.03
Class R (QGRNX)	3/1/01	7.75	3.71	5.55
Class Y (QGRYX)	5/1/00	8.33	4.23	6.12
Class R5 (GLALX)[1]	5/24/19	8.29	4.02	5.83
Class R6 (QGRIX)[2]	2/28/12	8.54	4.42	5.56[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	2.08%	2.81%	5.21%
Class C (QGRCX)	9/1/93	6.23	3.19	5.03
Class R (QGRNX)	3/1/01	7.75	3.71	5.55
Class Y (QGRYX)	5/1/00	8.33	4.23	6.12
Class R5 (GLALX)[1]	5/24/19	8.29	4.02	5.83
Class R6 (QGRIX)[2]	2/28/12	8.54	4.42	5.56[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Consolidated Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

11      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the Custom Invesco Oppenheimer Global Allocation Index, and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Custom Invesco Oppenheimer Global Allocation Index is a customized weighted index currently comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged. The Bloomberg Barclays Global Aggregate Bond Index, Hedged, provides a broad-based measure of global investment grade fixed-rate debt markets. This index is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,027.10	$6.20
Class C	1,000.00	1,023.10	9.99
Class R	1,000.00	1,025.90	7.48
Class Y	1,000.00	1,028.80	4.87
Class R5	1,000.00	1,029.30	3.79
Class R6	1,000.00	1,029.90	3.90

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.11	6.18
Class C	1,000.00	1,015.38	9.95
Class R	1,000.00	1,017.85	7.45
Class Y	1,000.00	1,020.42	4.85
Class R5	1,000.00	1,020.92	4.34
Class R6	1,000.00	1,021.37	3.88

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.21%
Class C	1.95
Class R	1.46
Class Y	0.95
Class R5	0.85
Class R6	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights”

14      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value
Common Stocks—44.8%
Consumer Discretionary—11.5%
Auto Components—0.4%
Bridgestone Corp.	52,900	$2,197,476
Continental AG	3,221	430,572
Koito Manufacturing Co. Ltd.	17,300	902,340
Valeo SA	64,148	2,387,356
		5,917,744

Automobiles—0.4%
Bayerische Motoren Werke AG	16,786	1,034,121
Suzuki Motor Corp.	32,100	1,508,166
Volkswagen AG	14,985	2,852,901
		5,395,188

Distributors—0.1%
Pool Corp.	5,680	1,178,032

Diversified Consumer Services—0.1%
Bright Horizons Family Solutions, Inc.[1]	7,321	1,087,315

Entertainment—1.2%
Capcom Co. Ltd.	51,900	1,232,690
Electronic Arts, Inc.[1]	14,032	1,352,685
Live Nation Entertainment, Inc.[1]	15,680	1,105,440
NCSoft Corp.	1,204	533,835
Nexon Co. Ltd.[1]	108,200	1,257,880
Nintendo Co. Ltd.	15,400	5,492,857
Tencent Music Entertainment Group, ADR[1]	20	277
Ubisoft Entertainment SA1	16,877	996,600
Walt Disney Co. (The)	26,300	3,416,896
		15,389,160

Hotels, Restaurants & Leisure—1.0%
Accor SA	44,950	1,932,073
Alsea SAB de CV1	160,072	427,047
Carnival Corp.	9,265	397,376
Chipotle Mexican Grill, Inc., Cl. A1	1,230	957,137
Flutter Entertainment plc	4,871	502,211
Hilton Worldwide Holdings, Inc.	5,390	522,614
Huazhu Group Ltd., ADR	62,833	2,378,857
International Game Technology plc	61,820	818,497
Kangwon Land, Inc.	16,450	441,935
Planet Fitness, Inc., Cl. A1	6,862	436,835
Yum China Holdings, Inc.	114,104	4,849,420
		13,664,002

Household Durables—0.6%
SEB SA1	2,490	378,080
SEB SA, Prime[1]	8,210	1,246,603

16      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Household Durables (Continued)
Sony Corp.	95,700	$5,831,289
Steinhoff International Holdings NV1	252,617	16,385
Taylor Wimpey plc	299,969	646,369
		8,118,726

Interactive Media & Services—2.1%
Alphabet, Inc., Cl. A1	11,180	14,073,384
Facebook, Inc., Cl. A1	34,770	6,663,671
IAC/InterActiveCorp[1]	4,120	936,270
Tencent Holdings Ltd.	137,285	5,598,153
Yandex NV, Cl. A1	25,101	838,122
		28,109,600

Internet & Catalog Retail—1.6%
Alibaba Group Holding Ltd., Sponsored ADR[1]	75,997	13,426,390
Amazon.com, Inc.[1]	968	1,719,807
Baozun, Inc., Sponsored ADR[1]	11,664	507,617
Farfetch Ltd., Cl. A1	55,560	496,151
JD.com, Inc., ADR[1]	103,270	3,216,861
Meituan Dianping, Cl. B1	110,800	1,323,828
MercadoLibre, Inc.[1]	481	250,851
		20,941,505

Leisure Products—0.2%
Bandai Namco Holdings, Inc.	45,600	2,808,794

Media—0.2%
Altice USA, Inc., Cl. A1	13,757	425,779
Cable One, Inc.	450	596,417
CyberAgent, Inc.	28,400	918,986
Zee Entertainment Enterprises Ltd.	163,330	600,125
		2,541,307

Multiline Retail—0.3%
Dollarama, Inc.	34,133	1,148,306
Lojas Americanas SA	234,914	1,170,909
Next plc	6,613	565,913
SACI Falabella	161,061	817,948
		3,703,076

Specialty Retail—1.0%
Burlington Stores, Inc.[1]	1,230	236,369
CarMax, Inc.[1]	4,972	463,241
Dufry AG1	10,362	901,987
Industria de Diseno Textil SA	173,863	5,435,312
Nitori Holdings Co. Ltd.	10,100	1,542,199
O’Reilly Automotive, Inc.[1]	3,403	1,482,040
Tiffany & Co.	24,890	3,099,054

17      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Specialty Retail (Continued)
Tractor Supply Co.	7,101	$674,737
		13,834,939

Textiles, Apparel & Luxury Goods—2.3%
Brunello Cucinelli SpA	14,041	440,348
Cie Financiere Richemont SA	13,370	1,052,580
Fila Korea Ltd.	20,447	1,010,336
Hermes International	3,571	2,569,998
Kering SA	18,974	10,806,212
lululemon athletica, Inc.[1]	5,990	1,223,577
LVMH Moet Hennessy Louis Vuitton SE	27,980	11,945,247
Moncler SpA	14,811	572,139
PRADA SpA	264,100	907,235
VF Corp.	1,695	139,482
		30,667,154

Consumer Staples—4.0%
Beverages—1.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS	84,609	283,735
Britvic plc	42,413	542,421
Budweiser Brewing Co. APAC Ltd.[1,2]	432,900	1,582,780
Coca-Cola European Partners plc	36,090	1,931,176
Diageo plc	84,410	3,455,734
Fomento Economico Mexicano SAB de CV	231,059	2,050,361
Fomento Economico Mexicano SAB de CV, Sponsored ADR	6,830	608,007
Heineken NV	10,237	1,044,599
Pernod Ricard SA	21,940	4,051,024
		15,549,837

Food & Staples Retailing—0.3%
Alimentation Couche-Tard, Inc., Cl. B	62,850	1,884,880
Atacadao SA	145,100	691,400
BIM Birlesik Magazalar AS	29,222	241,791
CP ALL PCL	421,100	1,087,695
Shoprite Holdings Ltd.	54,525	488,461
Wal-Mart de Mexico SAB de CV	48,712	146,188
		4,540,415

Food Products—1.0%
Barry Callebaut AG	694	1,466,186
Danone SA	47,870	3,975,483
Kikkoman Corp.	26,100	1,252,005
McCormick & Co., Inc.	5,120	822,733
Nestle SA	5,960	636,391
Saputo, Inc.	32,017	928,593
Simply Good Foods Co. (The)[1]	5,730	140,614
Vietnam Dairy Products JSC	45,066	251,814

18      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Food Products (Continued)
WH Group Ltd.	3,823,500	$4,009,621
		13,483,440

Household Products—0.3%
Church & Dwight Co., Inc.	10,640	744,161
Colgate-Palmolive Co.	51,590	3,539,074
		4,283,235

Personal Products—0.8%
Amorepacific Corp.	13,320	2,191,753
AMOREPACIFIC Group	3,261	236,630
Hengan International Group Co. Ltd.	183,500	1,281,157
LG Household & Health Care Ltd.	1,913	2,065,113
Natura Cosmeticos SA	42,010	326,401
Unilever plc	73,760	4,425,675
		10,526,729

Tobacco—0.4%
Philip Morris International, Inc.	24,280	1,977,363
Swedish Match AB	58,261	2,736,177
		4,713,540

Energy—0.9%
Energy Equipment & Services—0.1%
TechnipFMC plc	49,192	976,871

Oil, Gas & Consumable Fuels—0.8%
BP plc	152,229	967,293
Cheniere Energy, Inc.[1]	5,320	327,446
Diamondback Energy, Inc.	3,620	310,451
LUKOIL PJSC, Sponsored ADR	7,417	683,102
Novatek PJSC, Sponsored GDR[3]	20,300	4,348,058
Novatek PJSC, Sponsored GDR[3]	752	159,424
TOTAL SA	69,070	3,640,601
		10,436,375

Financials—5.4%
Capital Markets—1.2%
B3 SA-Brasil Bolsa Balcao	80,600	972,305
China International Capital Corp. Ltd., Cl. H2	204,400	370,507
Credit Suisse Group AG1	182,930	2,269,496
Goldman Sachs Group, Inc. (The)	4,783	1,020,597
Hong Kong Exchanges & Clearing Ltd.	39,811	1,232,732
KKR & Co., Inc., Cl. A	13,910	401,025
LPL Financial Holdings, Inc.	1,965	158,851
MarketAxess Holdings, Inc.	1,620	597,116
MSCI, Inc., Cl. A	4,672	1,095,864
S&P Global, Inc.	27,610	7,123,104
Tradeweb Markets, Inc., Cl. A	7,856	327,988

19      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Capital Markets (Continued)
UBS Group AG1	69,282	$817,995
		16,387,580

Commercial Banks—1.9%
Akbank TAS[1]	511,438	617,833
Bandhan Bank Ltd.[2]	19,723	170,136
Bank Central Asia Tbk PT	178,400	398,877
BNP Paribas SA	28,437	1,485,661
BOC Hong Kong Holdings Ltd.	170,500	586,017
Citigroup, Inc.	67,880	4,877,857
Commercial International Bank Egypt SAE	101,211	507,936
Credicorp Ltd.	7,830	1,675,933
First Republic Bank	3,932	418,207
Grupo Aval Acciones y Valores SA, ADR	59,810	487,451
Grupo Financiero Banorte SAB de CV, Cl. O	60,895	332,388
Grupo Financiero Inbursa SAB de CV, Cl. O	450,014	559,111
ICICI Bank Ltd., Sponsored ADR	425,600	5,545,568
ING Groep NV	159,584	1,803,095
Itau Unibanco Holding SA, ADR	45,540	411,226
Kotak Mahindra Bank Ltd.	123,116	2,732,984
Sberbank of Russia PJSC	239,424	877,500
Siam Commercial Bank PCL (The)	95,600	353,894
Societe Generale SA	49,670	1,411,650
		25,253,324

Consumer Finance—0.0%
Cholamandalam Investment & Finance Co. Ltd.	76,405	328,491

Diversified Financial Services—0.1%
FirstRand Ltd.	442,485	1,911,619

Insurance—1.3%
AIA Group Ltd.	293,200	2,909,264
Allianz SE	16,542	4,037,199
Arthur J. Gallagher & Co.	10,330	942,303
Legal & General Group plc	311,894	1,067,977
Ping An Insurance Group Co. of China Ltd., Cl. A	115,656	1,434,804
Prudential plc	378,338	6,628,768
		17,020,315

Real Estate Investment Trusts (REITs)—0.1%
Alexandria Real Estate Equities, Inc.	3,760	596,900
Americold Realty Trust	8,894	356,561
SBA Communications Corp., Cl. A	4,113	989,793
		1,943,254

Real Estate Management & Development—0.5%
Ayala Land, Inc.	698,500	667,215
CBRE Group, Inc., Cl. A1	12,750	682,763

20      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Real Estate Management & Development (Continued)
DLF Ltd.	1,640,234	$4,236,240
Emaar Properties PJSC	231,998	269,642
Hang Lung Properties Ltd.	53,000	116,440
Oberoi Realty Ltd.	32,418	231,925
SM Prime Holdings, Inc.	284,010	218,022
		6,422,247

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	118,254	3,552,489

Health Care—5.0%
Biotechnology—1.2%
ACADIA Pharmaceuticals, Inc.[1]	24,458	1,037,264
Ascendis Pharma AS, ADR[1]	2,810	310,730
Bluebird Bio, Inc.[1]	3,585	290,385
Blueprint Medicines Corp.[1]	14,090	969,956
CSL Ltd.	11,185	1,968,683
Exact Sciences Corp.[1]	3,865	336,255
Galapagos NV1	2,998	552,200
GlycoMimetics, Inc.[1]	46,490	245,467
Grifols SA	71,961	2,318,994
Incyte Corp.[1]	16,960	1,423,283
Innovent Biologics, Inc.[1,2]	142,000	432,770
Ionis Pharmaceuticals, Inc.[1]	22,300	1,242,556
MacroGenics, Inc.[1]	43,630	370,855
Mirati Therapeutics, Inc.[1]	8,009	754,288
Sage Therapeutics, Inc.[1]	12,376	1,678,804
Sarepta Therapeutics, Inc.[1]	9,311	773,372
Shanghai Junshi Biosciences Co. Ltd., Cl. H1,2	20,000	71,340
uniQure NV1	18,190	910,228
Veracyte, Inc.[1]	23,500	538,855
		16,226,285

Health Care Equipment & Supplies—1.2%
Cooper Cos., Inc. (The)	2,190	637,290
DexCom, Inc.[1]	6,560	1,011,814
Edwards Lifesciences Corp.[1]	3,554	847,203
Hoya Corp.	26,700	2,369,022
IDEXX Laboratories, Inc.[1]	3,552	1,012,355
LivaNova plc[1]	6,580	465,403
Masimo Corp.[1]	4,428	645,558
Medtronic plc	22,280	2,426,292
Novocure Ltd.[1]	2,861	204,962
ResMed, Inc.	7,580	1,121,234
Siemens Healthineers AG2	26,221	1,113,317
STERIS plc	4,570	646,975
West Pharmaceutical Services, Inc.	4,470	642,965

21      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Health Care Equipment & Supplies (Continued)
Zimmer Biomet Holdings, Inc.	15,250	$2,108,007
		15,252,397

Health Care Providers & Services—0.7%
Anthem, Inc.	18,900	5,085,612
Centene Corp.[1]	29,400	1,560,552
Fresenius Medical Care AG & Co. KGaA	36,459	2,638,047
Sinopharm Group Co. Ltd., Cl. H	169,005	603,387
		9,887,598

Health Care Technology—0.1%
Ping An Healthcare & Technology Co. Ltd.[1,2]	6,496	44,408
Veeva Systems, Inc., Cl. A1	4,310	611,287
		655,695

Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	33,730	2,555,048
Bio-Rad Laboratories, Inc., Cl. A1	1,720	570,386
Bio-Techne Corp.	2,404	500,441
ICON plc[1]	5,918	869,354
IQVIA Holdings, Inc.[1]	7,090	1,023,938
Lonza Group AG1	5,019	1,806,953
Samsung Biologics Co. Ltd.[1,2]	3,366	1,145,701
Wuxi Biologics Cayman, Inc.[1,2]	56,100	659,977
		9,131,798

Pharmaceuticals—1.1%
Bayer AG	47,987	3,723,051
Hansoh Pharmaceutical Group Co. Ltd.[1,2]	76,000	231,409
Hutchison China MediTech Ltd., ADR[1]	7,063	133,491
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	173,328	2,221,535
Novo Nordisk AS, Cl. B	47,789	2,631,177
Phathom Pharmaceuticals, Inc.[1]	19,955	471,337
resTORbio, Inc.[1]	41,150	298,338
Roche Holding AG	5,019	1,513,781
Takeda Pharmaceutical Co. Ltd.	104,373	3,775,711
		14,999,830

Industrials—6.4%
Aerospace & Defense—1.4%
Airbus SE	105,464	15,113,839
HEICO Corp.	7,460	920,116
MTU Aero Engines AG	4,860	1,298,141
TransDigm Group, Inc.	2,290	1,205,181
		18,537,277

Air Freight & Couriers—0.3%
United Parcel Service, Inc., Cl. B	22,940	2,642,000

22      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Air Freight & Couriers (Continued)
ZTO Express Cayman, Inc., ADR	59,642	$1,312,124
		3,954,124

Building Products—0.3%
Assa Abloy AB, Cl. B	116,270	2,758,476
Daikin Industries Ltd.	2,300	323,340
Masco Corp.	13,490	623,913
		3,705,729

Commercial Services & Supplies—0.5%
Cintas Corp.	4,010	1,077,367
Copart, Inc.[1]	9,387	775,742
Edenred	43,451	2,287,899
Prosegur Cash SA2	269,656	421,257
Prosegur Cia de Seguridad SA	171,870	667,169
Republic Services, Inc., Cl. A	11,100	971,361
Waste Connections, Inc.	7,341	678,308
		6,879,103

Construction & Engineering—0.0%
Boskalis Westminster	16,163	354,887

Electrical Equipment—0.9%
AMETEK, Inc.	6,780	621,387
Legrand SA	17,935	1,400,302
Melrose Industries plc	374,782	1,035,098
Mitsubishi Electric Corp.	152,200	2,165,306
Nidec Corp.	47,200	6,940,888
		12,162,981

Industrial Conglomerates—0.4%
3M Co.	6,195	1,022,113
Ayala Corp.	6,257	105,838
Carlisle Cos., Inc.	1,984	302,104
Jardine Strategic Holdings Ltd.	29,691	958,353
Roper Technologies, Inc.	3,276	1,103,881
SM Investments Corp.	58,924	1,193,171
		4,685,460

Machinery—1.2%
Aalberts NV	26,836	1,079,840
Atlas Copco AB, Cl. A	105,670	3,735,138
Epiroc AB, Cl. A	90,784	1,023,081
FANUC Corp.	10,900	2,151,717
IDEX Corp.	5,240	814,977
Komatsu Ltd.	57,200	1,340,500
Kubota Corp.	28,800	457,007
Minebea Mitsumi, Inc.	43,300	821,219
SMC Corp.	5,400	2,331,180

23      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Machinery (Continued)
VAT Group AG1,2	11,610	$1,736,732
Weir Group plc (The)	42,005	733,068
Woodward, Inc.	2,965	316,247
		16,540,706
Professional Services—1.0%
Bureau Veritas SA	24,790	633,173
CoStar Group, Inc.[1]	2,270	1,247,410
Equifax, Inc.	18,737	2,561,535
IHS Markit Ltd.[1]	8,956	627,099
Intertek Group plc	14,260	991,050
Recruit Holdings Co. Ltd.	176,000	5,835,338
TransUnion	9,086	750,685
		12,646,290
Road & Rail—0.2%
Kansas City Southern	4,523	636,748
Old Dominion Freight Line, Inc.	3,212	584,841
Seibu Holdings, Inc.	96,700	1,703,800
		2,925,389
Trading Companies & Distributors—0.2%
Bunzl plc	19,404	504,889
Ferguson plc	10,426	889,587
ITOCHU Corp.	87,200	1,820,062
		3,214,538
Transportation Infrastructure—0.0%
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	26,666	437,269
Information Technology—8.9%
Communications Equipment—0.2%
Motorola Solutions, Inc.	6,230	1,036,174
Nokia OYJ	268,654	989,285
		2,025,459
Electronic Equipment, Instruments, & Components—2.2%
CDW Corp.	8,521	1,089,921
Hitachi Ltd.	67,000	2,498,142
Keyence Corp.	9,500	5,998,371
Keysight Technologies, Inc.[1]	11,480	1,158,447
Murata Manufacturing Co. Ltd.	113,700	6,092,499
Omron Corp.	40,800	2,385,264
Samsung Electro-Mechanics Co. Ltd.	15,295	1,481,791
TDK Corp.	71,600	7,073,664
TE Connectivity Ltd.	21,093	1,887,824
		29,665,923

24      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
IT Services—1.2%
Amadeus IT Group SA	14,511	$1,074,227
Black Knight, Inc.[1]	5,770	370,434
Booz Allen Hamilton Holding Corp., Cl. A	10,370	729,737
EPAM Systems, Inc.[1]	10,270	1,807,109
Euronet Worldwide, Inc.[1]	4,211	589,835
Fidelity National Information Services, Inc.	6,785	893,992
Global Payments, Inc.	4,621	781,781
PayPal Holdings, Inc.[1]	42,940	4,470,054
StoneCo Ltd., Cl. A1	38,890	1,430,763
Tata Consultancy Services Ltd.	44,900	1,437,192
Twilio, Inc., Cl. A1	4,490	433,554
WEX, Inc.[1]	3,853	728,910
Worldline SA1,2	21,176	1,287,194
		16,034,782
Semiconductors & Semiconductor Equipment—2.2%
Advanced Micro Devices, Inc.[1]	24,236	822,328
ASML Holding NV	9,825	2,577,581
Infineon Technologies AG	84,829	1,654,434
KLA Corp.	7,824	1,322,569
Lam Research Corp.	4,179	1,132,676
Marvell Technology Group Ltd.	20,780	506,824
Maxim Integrated Products, Inc.	76,660	4,496,876
Monolithic Power Systems, Inc.	3,730	559,202
QUALCOMM, Inc.	22,993	1,849,557
STMicroelectronics NV3	182,324	4,135,108
STMicroelectronics NV3	100,750	2,288,066
Taiwan Semiconductor Manufacturing Co. Ltd.	575,000	5,586,286
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	51,230	2,645,005
		29,576,512
Software—3.1%
Adobe, Inc.[1]	22,270	6,189,501
ANSYS, Inc.[1]	2,550	561,382
Aspen Technology, Inc.[1]	3,808	438,339
Atlassian Corp. plc, Cl. A1	9,075	1,096,169
Blue Prism Group plc[1]	13,560	145,364
Coupa Software, Inc.[1]	3,810	523,837
Dassault Systemes SE	7,383	1,123,082
Fair Isaac Corp.[1]	506	153,844
Intuit, Inc.	25,150	6,476,125
Microsoft Corp.	10,167	1,457,643
Oracle Corp. Japan	21,100	1,855,130
Paycom Software, Inc.[1]	2,160	456,905
RingCentral, Inc., Cl. A1	7,435	1,200,901
SAP SE	100,339	13,290,945
Splunk, Inc.[1]	4,360	523,026
Synopsys, Inc.[1]	9,383	1,273,742
Temenos AG1	12,624	1,802,664

25      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Software (Continued)
Trade Desk, Inc. (The), Cl. A1	2,010	$403,608
Weimob, Inc.[1,2]	1,834,000	814,222
Xero Ltd.[1]	32,111	1,522,010
		41,308,439
Technology Hardware, Storage & Peripherals—0.0%
Samsung Electronics Co. Ltd.	4,959	214,333
Materials—2.1%
Chemicals—0.7%
Air Liquide SA	34,415	4,573,757
Akzo Nobel NV	27,518	2,534,455
Huntsman Corp.	6,674	147,696
Sika AG	10,306	1,772,180
		9,028,088
Construction Materials—0.1%
Dalmia Bharat Ltd.	7,067	80,709
Indocement Tunggal Prakarsa Tbk PT	237,200	335,883
James Hardie Industries plc	54,500	932,458
Martin Marietta Materials, Inc.	2,272	595,060
Semen Indonesia Persero Tbk PT	212,500	190,700
		2,134,810
Containers & Packaging—0.2%
Avery Dennison Corp.	2,648	338,573
Ball Corp.	13,080	915,207
CCL Industries, Inc., Cl. B	36,461	1,500,684
		2,754,464
Metals & Mining—1.1%
Agnico Eagle Mines Ltd.	41,487	2,550,206
Anglo American plc	133,963	3,443,753
Glencore plc[1]	399,227	1,204,526
Grupo Mexico SAB de CV	487,722	1,284,687
MMC Norilsk Nickel PJSC	691	192,897
MMC Norilsk Nickel PJSC, ADR	15,248	423,023
Polyus PJSC, GDR[2]	2,950	171,946
Real Gold Mining Ltd.[1,4]	273,000	—
Vale SA, Cl. B, Sponsored ADR[1]	65,000	763,100
Wheaton Precious Metals Corp.	167,127	4,691,255
		14,725,393
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.4%
Nippon Telegraph & Telephone Corp.	49,900	2,472,622
Spark New Zealand Ltd.	916,174	2,629,253
		5,101,875

26      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

		Shares	Value
Wireless Telecommunication Services—0.2%
Rogers Communications, Inc., Cl. B		21,412	$1,008,092
SK Telecom Co. Ltd.		7,508	1,537,076
			2,545,168
Total Common Stocks (Cost $534,679,961)			597,998,905
Preferred Stocks—2.6%
Grab Holdings, Inc., H Shares, Preference[1,4]		214,050	1,319,169
Harambee Re Ltd. , 2019-1[1,4]		3,750,000	4,035,529
Kinesis Re, 2019-1[1,4]		319,993	3,598,318
Lion Rock Re Ltd., 2019-1[1,4,5]		37,500	4,024,117
Mt. Logan Re Ltd., 2019-1[1,4,5]		3,750	3,320,095
NCM Re Ltd., 2019-1[1,4,5]		3,750,000	3,746,906
Socium Re Ltd., 2019[1,4]		2,948,707	2,793,381
Thopas Re Ltd., 2019-1[1,4,5]		37,500	3,268,784
Torricelli Re, 2019-1[1,4,5]		37,500	3,650,477
Turing Re, 2019-1 (Cost $3,750,000, Acquisition Date 3/26/19)[1,2,4]		37,500	2,878,339
Viribus Re Ltd., 2019-1[1,4,5]		2,926,109	2,773,793
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		629,697	44,833
Total Preferred Stocks (Cost $36,817,100)			35,453,741
		Principal Amount
U.S. Government Obligations—6.2%
United States Treasury Bonds, 2.875%, 8/15/45[6]		$17,022,000	19,381,475
United States Treasury Nts.:
1.625%, 2/15/26[6,7]		38,920,000	38,999,056
2.75%, 2/15/28[7]		22,488,000	24,414,414
Total U.S. Government Obligations (Cost $77,958,608)			82,794,945
Foreign Government Obligations—18.2%
Belgium—0.6%
Kingdom of Belgium, 0.90% Sr. Unsec. Nts., 6/22/29[2]	EUR	6,155,000	7,531,794
Canada—1.0%
Canada, 2.25% Bonds, 6/1/29	CAD	16,775,000	13,699,053
France—2.4%
French Republic, 0.50% Bonds, 5/25/29[2]	EUR	27,180,000	32,195,495
Germany—1.7%
Bundesrepublik Deutschland Bundesanleihe, 0.00% Bonds, 8/15/29[2]	EUR	19,300,000	22,399,776
Italy—1.6%
Italy Buoni Poliennali Del Tesoro, 3.00% Bonds, 8/1/29[2]	EUR	15,920,000	21,186,024
Japan—6.6%
Japan Government Ten Year Bond, 0.10% Sr. Unsec. Nts., 6/20/29	JPY	9,325,000,000	88,514,693

27      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Netherlands—0.5%
Kingdom of the Netherlands, 0.25% Bonds, 7/15/29[2]	EUR	5,910,000	$6,931,356
Spain—1.1%
Kingdom of Spain, 0.60% Nts., 10/31/29[2]	EUR	12,325,000	14,243,158
United Kingdom—2.7%
United Kingdom Gilt, 1.625% Bonds, 10/22/28[2]	GBP	25,910,000	36,766,804
Total Foreign Government Obligations (Cost $246,097,252)			243,468,153
Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $210,638)		210,000	224,335
Event-Linked Bonds—1.5%
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 3/10/23[2,4,8]		3,750,000	3,866,169
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23 (Cost $3,750,000, Acquisition Date 12/14/18)[2,4,8]		3,750,000	4,023,297
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 9/9/22[2,4,8]		3,750,000	4,237,519
Sector Re V Ltd. Catastrophe Linked Nts., 0.00%, 3/1/24 (Cost $4,500,000, Acquisition Date 4/23/19)[2,4,8]		4,500,000	3,949,314
Versutus Ltd., 2019-1, Cl. B Catastrophe Linked Nts., 0.00%, 12/31/19[4,8]		3,750,000	3,405,639
Total Event-Linked Bonds (Cost $19,500,000)			19,481,938
		Shares
Investment Companies—29.3%
Invesco Oppenheimer Master Event-Linked Bond Fund[5]		5,260,419	84,083,589
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund[5]		8,446,860	263,795,438
Invesco Russell 2000 Dynamic Multifactor Exchange Traded Fund[5]		1,604,300	43,654,928
Total Investment Companies (Cost $371,979,590)			391,533,955
Total Investments, at Value (Cost $1,287,243,149)		102.6%	1,370,955,972
Net Other Assets (Liabilities)		(2.6)	(35,224,175)
Net Assets		100.0%	$1,335,731,797

Footnotes to Consolidated Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $170,462,741, which represented 12.76% of the Fund’s Net Assets.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

28      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Footnotes to Consolidated Schedule of Investments (continued)

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares October 31, 2019
Preferred Stock
Lion Rock Re Ltd., 2019-1	—	37,500	—	37,500
Mt. Logan Re Ltd., 2019-1	—	3,750	—	3,750
NCM Re Ltd., 2019-1	—	3,750,000	—	3,750,000
Thopas Re Ltd., 2019-1	—	37,500	—	37,500
Torricelli Re, 2019-1	—	37,500	—	37,500
Viribus Re Ltd., 2019-1	—	2,926,109	—	2,926,109
Investment Company
Invesco Oppenheimer Master Event-Linked Bond Fund	10,590,407	—	5,329,988	5,260,419
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	7,885,813	1,053,547	492,500	8,446,860
Invesco Russell 2000 Dynamic Multifactor Exchange Traded Fund	—	1,604,300	—	1,604,300

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Preferred Stock
Lion Rock Re Ltd., 2019-1	$4,024,117	$—	$—	$274,117
Mt. Logan Re Ltd., 2019-1	3,320,095	—	—	(429,905)
NCM Re Ltd., 2019-1	3,746,906	—	—	(3,094)
Thopas Re Ltd., 2019-1	3,268,784	—	—	(481,216)
Torricelli Re, 2019-1	3,650,477	—	—	(99,523)
Viribus Re Ltd., 2019-1	2,773,793	—	—	(226,207)
Investment Company
Invesco Oppenheimer Master Event-Linked Bond Fund	84,083,589	6,906,134 [a]	(3,812,888)[a,b]	(4,267,309)[a]
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	263,795,438	3,669,184	962,307	28,270,109
Invesco Russell 2000 Dynamic Multifactor Exchange Traded Fund	43,654,928	—	—	155,777

Total	$412,318,127	$10,575,318	$(2,850,581)	$23,192,749

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

b. Net of expenses allocated to the fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $583,580. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $18,271,400. See Note 6 of the accompanying Consolidated Notes.

8. Zero coupon bond reflects effective yield on the original acquisition date.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$652,636,798	47.6%
Japan	173,870,157	12.7

29      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent
France	$105,441,330	7.7%
United Kingdom	61,880,621	4.5
Germany	54,472,504	4.0
Supranational	50,778,296	3.7
China	42,947,840	3.1
Canada	27,411,067	2.0
Spain	24,160,117	1.8
Switzerland	23,404,646	1.7
Italy	23,105,746	1.7
India	18,960,692	1.4
Netherlands	17,236,040	1.3
South Korea	10,858,504	0.8
Sweden	10,252,872	0.7
Hong Kong	9,359,901	0.7
Taiwan	8,231,291	0.6
Belgium	8,083,994	0.6
Russia	7,694,073	0.6
South Africa	5,860,218	0.4
Mexico	5,845,057	0.4
Brazil	5,766,104	0.4
New Zealand	4,151,263	0.3
Denmark	2,941,907	0.2
Philippines	2,184,247	0.2
Australia	1,968,683	0.1
Peru	1,675,933	0.1
Thailand	1,441,589	0.1
Ireland	1,371,565	0.1
Singapore	1,319,169	0.1
Turkey	1,143,359	0.1
Finland	989,285	0.1
Indonesia	925,461	0.1
Chile	817,948	0.1
Egypt	507,936	0.0
Colombia	487,452	0.0
United Arab Emirates	269,642	0.0
Vietnam	251,814	0.0
Argentina	250,851	0.0

Total	$1,370,955,972	100.0%

Forward Currency Exchange Contracts as of October 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	12/2019	INR	423,220	USD	5,965	$—	$(36,327)
BAC	12/2019	MYR	72,505	USD	17,324	75,638	—
BAC	12/2019	TWD	271,300	USD	8,927	16,874	—
BAC	12/2019	USD	13,193	GBP	10,250	—	(101,009)
BAC	12/2019	USD	3,302	PHP	174,000	—	(119,995)
BAC	12/2019	USD	2,545	RUB	163,610	7,698	—
BAC	12/2019	ZAR	189,870	USD	12,333	169,260	—
BOA	12/2019	BRL	51,700	USD	12,414	453,565	—

30      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	12/2019	USD	3,499	CHF	3,410	$32,486	$—
BOA	12/2019	USD	8,501	SEK	81,220	70,891	—
CITNA-B	12/2019	COP	22,057,000	USD	6,482	34,723	—
CITNA-B	12/2019	HUF	92,000	USD	313	—	(584)
CITNA-B	12/2019	TRY	41,580	USD	7,191	8,675	—
CITNA-B	12/2019	TWD	465,000	USD	14,927	403,005	—
CITNA-B	12/2019	USD	10,942	CAD	14,470	—	(45,897)
CITNA-B	12/2019	USD	265	DKK	1,765	395	—
CITNA-B	12/2019	USD	30,982	EUR	27,790	2,657	(93,924)
CITNA-B	12/2019	USD	38,944	GBP	31,936	—	(2,475,858)
CITNA-B	12/2019	USD	5,979	INR	429,750	—	(41,064)
CITNA-B	12/2019	USD	102,639	JPY	10,847,000	1,958,193	—
CITNA-B	12/2019	USD	16,207	KRW	19,226,280	13,269	(247,184)
CITNA-B	12/2019	USD	1,860	MXN	36,030	—	(1,740)
CITNA-B	12/2019	USD	1,497	PEN	5,080	—	(20,407)
CITNA-B	12/2019	USD	9,776	PLN	37,920	—	(151,676)
CITNA-B	12/2019	USD	1,459	RON	6,215	1,387	—
CITNA-B	12/2019	USD	2,578	SEK	24,920	—	(8,331)
CITNA-B	12/2019	USD	7,735	TWD	234,360	8,493	—
CITNA-B	12/2019	ZAR	164,370	USD	11,252	—	(429,189)
DEU	12/2019	IDR	143,246,570	USD	10,192	—	(61,266)
DEU	12/2019	MXN	111,200	USD	5,544	203,601	—
DEU	12/2019	USD	13,341	CAD	17,695	—	(95,360)
DEU	12/2019	USD	165,337	EUR	147,720	164,562	—
DEU	12/2019	USD	9,053	NZD	14,080	19,500	—
GSCO-OT	12/2019	MXN	156,600	USD	8,176	—	(82,549)
GSCO-OT	12/2019	USD	5,101	BRL	20,460	8,757	—
HSBC	12/2019	CNY	16,150	USD	2,285	6,178	—
HSBC	12/2019	USD	21,385	CNY	152,070	—	(186,466)
HSBC	12/2019	USD	5,852	HKD	45,880	—	(2,250)
HSBC	12/2019	USD	22,096	KRW	25,948,750	20,165	(113,238)
JPM	12/2019	AUD	9,500	USD	6,473	82,301	—
JPM	12/2019	CAD	9,130	USD	6,877	55,995	—
JPM	12/2019	CHF	13,390	USD	13,483	129,942	—
JPM	12/2019	GBP	3,135	USD	3,868	198,021	—
JPM	12/2019	IDR	148,228,000	USD	10,225	258,149	—
JPM	12/2019	ILS	6,010	USD	1,716	—	(7,834)
JPM	12/2019	NOK	18,230	USD	2,042	—	(59,261)
JPM	12/2019	RUB	216,300	USD	3,235	119,848	—
JPM	12/2019	SGD	5,290	USD	3,820	69,882	—
JPM	12/2019	THB	48,000	USD	1,561	29,661	—
JPM	12/2019	USD	372	ARS	26,980	—	(25,355)
JPM	12/2019	USD	6,516	CLP	4,629,000	268,488	—
JPM	12/2019	USD	21,526	CNY	152,230	—	(67,759)
JPM	12/2019	USD	6,853	INR	488,780	23,261	(17,801)
JPM	12/2019	USD	3,222	THB	97,660	—	(13,048)
JPM	12/2019	USD	7,669	TWD	233,450	—	(27,138)
MOS	12/2019	BRL	35,300	USD	8,852	—	(66,310)

31      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MOS	12/2019	COP	22,540,600	USD	6,660	$—	$(98)
MOS	12/2019	JPY	1,080,300	USD	9,943	84,365	—
MOS	12/2019	RUB	391,860	USD	6,126	—	(47,979)
MOS	12/2019	TRY	37,330	USD	6,210	254,339	—
MOS	12/2019	USD	5,091	BRL	21,240	—	(195,263)
MOS	12/2019	USD	13,508	CLP	9,770,000	321,745	—
MOS	12/2019	USD	2,525	RUB	163,270	—	(6,933)
RBC	12/2019	USD	7,458	AUD	10,910	—	(70,154)
RBC	12/2019	USD	16,851	CAD	21,990	152,509	—
RBC	12/2019	USD	1,873	MXN	36,060	9,469	—
RBC	12/2019	USD	5,376	NZD	8,470	—	(58,757)
RBC	12/2019	USD	4,021	ZAR	59,100	129,824	—
SCB	12/2019	USD	4,006	ZAR	60,220	41,109	—

Total Unrealized Appreciation and Depreciation						$5,908,880	$(4,978,004)

Futures Contracts as of October 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Brent Crude Oil[1]	Buy	11/29/19	440	USD 26,927	$26,232,800	$(694,175)
MSCI Emerging Market Index	Buy	12/20/19	2,042	USD 106,528	106,326,940	(200,618)
Nikkei 225 Index	Sell	12/12/19	266	JPY 52,207	56,530,234	(4,322,997)
S&P 500 E-Mini Index	Sell	12/20/19	435	USD 65,432	66,027,563	(595,327)
S&P/TSX 60 Index	Sell	12/19/19	13	CAD 1,971	1,944,226	26,859
SPI 200 Index	Buy	12/19/19	2	AUD 231	228,830	(1,825)
Stoxx Europe 600 Index	Sell	12/20/19	5,487	EUR 118,539	121,413,877	(2,875,320)
United States Treasury Nts., 10 yr.	Buy	12/19/19	183	USD 24,171	23,844,328	(326,274)
United States Treasury Nts., 2 yr.	Buy	12/31/19	1,620	USD 350,037	349,274,530	(762,177)
United States Treasury Nts., 5 yr.	Buy	12/31/19	1,797	USD 215,500	214,208,016	(1,292,317)
United States Ultra Bonds	Buy	12/19/19	101	USD 20,183	19,164,750	(1,018,116)

						$(12,062,287)

1. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Centrally Cleared Interest Rate Swaps at October 31, 2019
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month USD
BOA	Receive	BBA LIBOR	2.702%	2/25/29	USD 58,960	$—	$(5,770,994)	$(5,770,994)
MSCO	Receive	CDOR03	2.416	2/21/29	CAD 76,290	—	(3,072,984)	(3,072,984)
MSCO	Pay	STIB3M	0.945	2/25/29	SEK 496,310	—	2,919,748	2,919,748

32      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
MSCO	Pay	EUR006M	0.665%	2/25/29	EUR	46,260	$—	$3,686,221	$3,686,221
MSCO	Receive	BP0006M	1.145	5/28/29	GBP	41,440	19,220	(1,731,667)	(1,712,447)
UBS	Pay	BBSW6M	1.771	5/29/29	AUD	77,560	—	2,542,425	2,542,425

Total Centrally Cleared Interest Rate Swaps							$19,220	$(1,427,251)	$(1,408,031)

Over-the-Counter Total Return Swaps at October 31, 2019
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
MSCI ACWI Index	JPM	Receive	Three-Month USD BBA LIBOR plus 4 bps	2/19/20	USD	350,000	$23,835,335	$23,835,335
MSCI ACWI Index	JPM	Pay	Three-Month USD BBA LIBOR minus 33 pbs	2/19/20	USD	350,000	(20,848,850)	(20,848,850)
Russell 1000 Growth Trust Index	BOA	Pay	One-Month USD BBA LIBOR plus 34 bps	4/13/20	USD	48,249	(986,221)	(986,221)

Total Over-the-Counter Total Return Swaps							$2,000,264	$2,000,264

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso

33      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
ADR	American Depositary Receipt
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	AXZ Australian Bank Bill Short Term Rate 6 Month Mid
BP0006M	ICE LIBOR GBP 6 Month
CDOR03	Canada Bankers Acceptances Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipts
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
STIB3M	Stockholm Interbank Offered Rates 3 Month
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

34      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $893,513,558)	$958,637,845
Affiliated companies (cost $393,729,591)	412,318,127

1,370,955,972
Cash—foreign currencies (cost $75,543)	70,272
Cash used for collateral on centrally cleared swaps	3,802,102
Unrealized appreciation on forward currency exchange contracts	5,908,880
Swaps, at value	23,835,335
Variation margin receivable - centrally cleared swaps	782,576
Receivables and other assets:
Variation margin receivable - futures contracts	7,182,376
Interest and dividends	2,092,938
Investments sold	1,776,761
Shares of beneficial interest sold	120,196
Other	319,721

Total assets	1,416,847,129
Liabilities
Amount due to custodian	47,966,068
Unrealized depreciation on forward currency exchange contracts	4,978,004
Swaps, at value	21,835,071
Payables and other liabilities:
Investments purchased	1,472,621
Shares of beneficial interest redeemed	729,477
Transfer and shareholder servicing agent fees	593,963
Trustees’ compensation	412,172
Distribution and service plan fees	326,825
Foreign capital gains tax	175,463
Shareholder communications	156,089
Advisory fees	29,204
Administration fees	222
Other	2,440,153

Total liabilities	81,115,332
Net Assets	$1,335,731,797

Composition of Net Assets
Shares of beneficial interest	$1,308,543,482
Total distributable earnings	27,188,315

Net Assets	$1,335,731,797

35      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,093,027,439 and 60,039,486 shares of beneficial interest outstanding)	$18.21
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$19.27

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,142,101 and 5,333,718 shares of beneficial interest outstanding)	$17.28

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $38,551,524 and 2,166,501 shares of beneficial interest outstanding)	$17.79

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $74,259,700 and 4,078,794 shares of beneficial interest outstanding)	$18.21

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,505 and 576 shares of beneficial interest outstanding)	$18.24

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $37,740,528 and 2,071,329 shares of beneficial interest outstanding)	$18.22

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended October 31, 2019

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $ 3,224)	$3,160,156
Affiliated companies	6,872,355
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 1,044,400)	12,398,091
Affiliated companies	4,578,392

Total investment income	27,008,994
Expenses
Advisory fees	11,013,104
Administration fees	82,825
Distribution and service plan fees:
Class A	2,584,840
Class C	1,634,044
Class R	195,788
Transfer and shareholder servicing agent fees:
Class A	2,161,287
Class C	331,193
Class R	81,011
Class Y	180,490
Class R5	3
Class R6	6,759
Shareholder communications:
Class A	143,881
Class C	16,040
Class R	4,947
Class Y	9,616
Class R5	1
Class R6	4,054
Custodian fees and expenses	243,852
Trustees’ compensation	39,142
Borrowing fees	24,476
Other	264,668

Total expenses	19,022,021
Less waivers, reimbursement of expenses and offset arrangement(s)	(1,337,822)

Net expenses	17,684,199
Net Investment Income	9,324,795

37      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes net gain (loss) from securities sold to affiliates of $42,512)	$(23,700,500)
Affiliated companies	(2,850,581)
Option contracts written	40,147
Futures contracts	13,016,955
Foreign currency transactions	(194,187)
Forward currency exchange contracts	13,309,092
Swap contracts	(36,013,691)

Net realized loss	(36,392,765)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $119,009)	126,852,462
Affiliated companies	23,192,749
Translation of assets and liabilities denominated in foreign currencies	(151,353)
Forward currency exchange contracts	(6,028,886)
Futures contracts	(11,902,648)
Option contracts written	(37,165)
Swap contracts	(238,414)

Net change in unrealized appreciation/(depreciation)	131,686,745
Net Increase in Net Assets Resulting from Operations	$104,618,775

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$9,324,795	$15,794,061
Net realized gain (loss)	(36,392,765)	90,672,095
Net change in unrealized appreciation/(depreciation)	131,686,745	(185,950,302)

Net increase (decrease) in net assets resulting from operations	104,618,775	(79,484,146)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(86,882,802)	(155,726)
Class B	—	—
Class C	(16,319,488)	—
Class R	(3,284,009)	—
Class Y	(8,722,481)	(214,639)
Class R5	—	—
Class R6	(2,897,720)	(71,643)

Total distributions from distributable earnings	(118,106,500)	(442,008)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	49,852,737	(86,572,720)
Class B	—	(7,337,776)
Class C	(113,424,129)	(14,053,128)
Class R	(1,026,614)	(681,442)
Class Y	(38,456,538)	(140,354)
Class R5	10,000	—
Class R6	4,577,166	6,986,325

Total beneficial interest transactions	(98,467,378)	(101,799,095)
Net Assets
Total decrease	(111,955,103)	(181,725,249)
Beginning of period	1,447,686,900	1,629,412,149

End of period	$1,335,731,797	$1,447,686,900

See accompanying Notes to Consolidated Financial Statements.

39      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.48	$19.48	$17.77	$17.58	$17.43
Income (loss) from investment operations:
Net investment income[2]	0.13	0.21	0.28	0.23	0.24
Net realized and unrealized gain (loss)	1.16	(1.21)	1.94	0.23	0.15
Total from investment operations	1.29	(1.00)	2.22	0.46	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.00)[3]	(0.51)	(0.27)	(0.24)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.56)	(0.00)[3]	(0.51)	(0.27)	(0.24)
Net asset value, end of period	$18.21	$18.48	$19.48	$17.77	$17.58

Total Return, at Net Asset Value[4]	8.05%	(5.12)%	12.84%	2.72%	2.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,093,027	$1,050,082	$1,193,012	$1,139,315	$1,203,181
Average net assets (in thousands)	$1,053,658	$1,172,491	$1,157,102	$1,150,095	$1,247,197
Ratios to average net assets:[5]
Net investment income[6]	0.75%	1.06%	1.51%	1.33%	1.39%
Expenses excluding specific expenses listed below	1.31%	1.32%[7]	1.34%[7]	1.34%[7]	1.33%[7]
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%[8]	0.00%[8]	0.00%[8]
Total expenses[9]	1.31%	1.32%[7]	1.34%[7]	1.34%[7]	1.33%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.25%[7]	1.27%[7]	1.28%[7]	1.28%[7]
Portfolio turnover rate[10]	52%	151%	40%	84%	83%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.39%
Year Ended October 31, 2018	1.34%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

40      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$17.59	$18.67	$17.13	$17.00	$16.88
Income (loss) from investment operations:
Net investment income[2]	(0.00)[3]	0.06	0.14	0.10	0.11
Net realized and unrealized gain (loss)	1.10	(1.14)	1.85	0.23	0.14
Total from investment operations	1.10	(1.08)	1.99	0.33	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	0.00	(0.45)	(0.20)	(0.13)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.41)	0.00	(0.45)	(0.20)	(0.13)
Net asset value, end of period	$17.28	$17.59	$18.67	$17.13	$17.00

Total Return, at Net Asset Value[4]	7.22%	(5.84)%	11.99%	1.97%	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,142	$209,903	$237,072	$238,771	$247,445
Average net assets (in thousands)	$163,610	$237,237	$236,259	$240,948	$256,637
Ratios to average net assets:[5]
Net investment income[6]	(0.00%)[7]	0.31%	0.77%	0.58%	0.64%
Expenses excluding specific expenses listed below	2.06%	2.08%[8]	2.09%[8]	2.09%[8]	2.08%[8]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[9]	2.06%	2.08%[8]	2.09%[8]	2.09%[8]	2.08%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	2.01%[8]	2.02%[8]	2.03%[8]	2.03%[8]
Portfolio turnover rate[10]	52%	151%	40%	84%	83%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	2.14%
Year Ended October 31, 2018	2.10%
Year Ended October 31, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

41      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.10	$19.12	$17.47	$17.29	$17.15
Income (loss) from investment operations:
Net investment income[2]	0.09	0.16	0.23	0.18	0.20
Net realized and unrealized gain (loss)	1.11	(1.18)	1.90	0.24	0.14
Total from investment operations	1.20	(1.02)	2.13	0.42	0.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	0.00	(0.48)	(0.24)	(0.20)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.51)	0.00	(0.48)	(0.24)	(0.20)
Net asset value, end of period	$17.79	$18.10	$19.12	$17.47	$17.29

Total Return, at Net Asset Value[3]	7.68%	(5.34)%	12.55%	2.51%	1.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,552	$39,909	$42,854	$37,321	$36,537
Average net assets (in thousands)	$39,538	$43,762	$39,052	$36,498	$38,398
Ratios to average net assets:[4]
Net investment income[5]	0.50%	0.82%	1.26%	1.09%	1.14%
Expenses excluding specific expenses listed below	1.56%	1.57%[6]	1.59%[6]	1.59%[6]	1.58%[6]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.56%	1.57%[6]	1.59%[6]	1.59%[6]	1.58%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.50%[6]	1.52%[6]	1.53%[6]	1.53%[6]
Portfolio turnover rate[9]	52%	151%	40%	84%	83%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.64%
Year Ended October 31, 2018	1.59%
Year Ended October 31, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

42      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class Y	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.49	$19.47	$17.75	$17.56	$17.42
Income (loss) from investment operations:
Net investment income[2]	0.18	0.26	0.32	0.28	0.29
Net realized and unrealized gain (loss)	1.14	(1.21)	1.94	0.23	0.14
Total from investment operations	1.32	(0.95)	2.26	0.51	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.03)	(0.54)	(0.32)	(0.29)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.60)	(0.03)	(0.54)	(0.32)	(0.29)
Net asset value, end of period	$18.21	$18.49	$19.47	$17.75	$17.56

Total Return, at Net Asset Value[3]	8.27%	(4.88)%	13.13%	2.97%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,260	$114,493	$121,039	$60,771	$45,698
Average net assets (in thousands)	$88,444	$133,677	$82,959	$52,148	$42,596
Ratios to average net assets:[4]
Net investment income[5]	0.99%	1.31%	1.72%	1.63%	1.63%
Expenses excluding specific expenses listed below	1.06%	1.08%[6]	1.10%[6]	1.09%[6]	1.08%[6]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.06%	1.08%[6]	1.10%[6]	1.09%[6]	1.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	1.01%[6]	1.03%[6]	1.03%[6]	1.03%[6]
Portfolio turnover rate[9]	52%	151%	40%	84%	83%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.14%
Year Ended October 31, 2018	1.10%
Year Ended October 31, 2017	1.12%
Year Ended October 31, 2016	1.10%
Year Ended October 31, 2015	1.08%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

43      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended October 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$17.36
Income (loss) from investment operations:
Net investment income[2]	0.09
Net realized and unrealized gain	0.79
Total from investment operations	0.88
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00
Distributions from net realized gain	0.00
Total dividends and/or distributions to shareholders	0.00
Net asset value, end of period	$18.24

Total Return, at Net Asset Value[3]	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income[5]	1.11%
Expenses excluding specific expenses listed below	0.93%
Interest and fees from borrowings	0.00%
Total expenses[6]	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate[7]	52%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	1.01%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

44      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class R6	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.51	$19.48	$17.75	$17.56	$17.41
Income (loss) from investment operations:
Net investment income[2]	0.21	0.29	0.36	0.29	0.31
Net realized and unrealized gain (loss)	1.14	(1.21)	1.93	0.25	0.16
Total from investment operations	1.35	(0.92)	2.29	0.54	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.05)	(0.56)	(0.35)	(0.32)
Distributions from net realized gain	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.64)	(0.05)	(0.56)	(0.35)	(0.32)
Net asset value, end of period	$18.22	$18.51	$19.48	$17.75	$17.56

Total Return, at Net Asset Value[3]	8.48%	(4.75)%	13.33%	3.18%	2.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,741	$33,300	$28,163	$23,444	$747
Average net assets (in thousands)	$34,510	$33,025	$25,390	$9,808	$877
Ratios to average net assets:[4]
Net investment income[5]	1.17%	1.48%	1.93%	1.66%	1.74%
Expenses excluding specific expenses listed below	0.88%	0.91%[6]	0.90%[6]	0.85%[6]	0.88%[6]
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	0.88%	0.91%[6]	0.90%[6]	0.85%[6]	0.88%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.84%[6]	0.84%[6]	0.79%[6]	0.83%[6]
Portfolio turnover rate[9]	52%	151%	40%	84%	83%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	0.96%
Year Ended October 31, 2018	0.93%
Year Ended October 31, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

45      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS October 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Global Allocation Fund (the “Fund”) is a series portfolio AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Allocation Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund at an equal net asset value of the Acquired Fund’s shares on the Reorganization Date. The net asset value on Reorganization Date for Class A, Class C, Class R, Class Y and Class I was $17.40, $16.56, $17.03, $17.38 and $17.38, respectively. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

46      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close

47      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest

48      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no

49      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$26,360,248	$73,619,863

1. At period end, the Fund elected to defer $19,661,164 of late year ordinary losses.

2. At period end, the Fund had $26,360,248 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

50      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Net investment income (loss) and net realized gain (loss) may differ for consolidated financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those consolidated financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction Accumulated Net Loss
$2,128,886	$2,128,886

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income	$29,817,008	$442,008
Long-term capital gain	88,289,492	—

Total	$118,106,500	$442,008

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of consolidated financial statement unrealized gain or loss.

Federal tax cost of securities	$1,291,682,520
Federal tax cost of other investments	500,921,951

Total federal tax cost	$1,792,604,471

Gross unrealized appreciation	$171,983,215
Gross unrealized depreciation	(98,363,352)

Net unrealized appreciation	$73,619,863

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable

51      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The consolidated financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which

52      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the

53      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject

54      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

55      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

Fee Schedule*
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.80% annualized.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these

56      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $6,177,811 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.31%, 2.06%, 1.56%, 1.06%, 0.94% and 0.89%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $1,269,167 and reimbursed fund expenses of $43,767, $1, $1,353 and $2,334 for Class A, Class C, Class R, and Class Y, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses

57      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Brown Brothers Harriman & Co. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended October 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended October 31, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $43,291 in front-end sales commissions from the sale of Class A shares and $108 and $2,253 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $95,710 in front–end sales commissions from the sale of Class A shares and $5,429 from Class C shares for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

58      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$71,717,463	$81,639,079	$—	$153,356,542
Consumer Staples	16,732,458	36,364,738	—	53,097,196
Energy	797,321	10,615,925	—	11,413,246
Financials	29,832,000	42,987,319	—	72,819,319
Health Care	36,332,140	29,821,463	—	66,153,603
Industrials	21,232,408	64,811,345	—	86,043,753
Information Technology	55,633,702	63,191,746	—	118,825,448

59      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Materials	$13,151,311	$15,491,444	$0	$28,642,755
Telecommunication Services	1,008,092	6,638,951	—	7,647,043
Preferred Stocks	44,833	—	35,408,908	35,453,741
U.S. Government Obligations	—	82,794,945	—	82,794,945
Foreign Government Obligations	—	243,468,153	—	243,468,153
Non-Convertible Corporate Bond and Note	—	224,335	—	224,335
Event-Linked Bonds	—	—	19,481,938	19,481,938
Investment Companies	391,533,955	—	—	391,533,955

Total Investments, at Value	638,015,683	678,049,443	54,890,846	1,370,955,972
Other Financial Instruments:
Swaps, at value	—	23,835,335	—	23,835,335
Centrally cleared swaps, at value	—	9,148,394	—	9,148,394
Futures contracts	26,859	—	—	26,859
Forward currency exchange contracts	—	5,908,880	—	5,908,880

Total Assets	$638,042,542	$716,942,052	$54,890,846	$1,409,875,440

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(21,835,071)	$—	$(21,835,071)
Centrally cleared swaps, at value	—	(10,575,645)	—	(10,575,645)
Futures contracts	(12,089,146)	—	—	(12,089,146)
Forward currency exchange contracts	—	(4,978,004)	—	(4,978,004)

Total Liabilities	$(12,089,146)	$(37,388,720)	$—	$(49,477,866)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of October 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$—	$—	$—	$—
Preferred Stocks	—	(42)	(1,408,192)	—
Event-Linked Bonds	—	—	(18,062)	—

Total Assets	$—	$(42)	$(1,426,254)	$—

a. Included in net investment income.

60      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of October 31, 2019
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$—	$—	$—	$—	$—
Preferred Stocks	36,819,171	(2,029)	—	—	35,408,908
Event-Linked Bonds	19,500,000	—	—	—	19,481,938

Total Assets	$56,319,171	$(2,029)	$—	$—	$54,890,846

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Preferred Stocks	$(1,408,192)
Event-Linked Bonds	(18,062)

Total Assets	$(1,426,254)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of October 31, 2019:

	Value as of October 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Preferred Stocks	$34,089,739	Pricing Service	N/A	N/A	N/A (a)
Preferred Stocks	1,319,169	Recent Transaction Price	Recent Transaction Price	N/A	$6.1629/share (b)
Event-Linked Bonds	19,481,938	Pricing Service	N/A	N/A	N/A (a)

Total	$54,890,846

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain preferred stocks at the most recent transaction price occurring within the past five months. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds

61      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period November 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $893,370 and securities sales of $2,350,650, which resulted in net realized gains of $42,512. For the period

May 25, 2019 to October 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Investment in Invesco Oppenheimer Master Event-Linked Fund

The Fund is permitted to invest in entities sponsored and/or advised by the Adviser or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Event-Linked Fund (the “Master Event-Linked Fund”). The Master Event-Linked Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Event-Linked Fund, the Fund will have greater exposure to the risks of the Master Event-Linked Fund.

The investment objective of the Master Event-Linked Fund is to seek total return. The Fund’s investment in the Master Event-Linked Fund is included in the Consolidated Schedule of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Event-Linked Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Event-Linked Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Event-Linked Fund. The Fund’s allocated share of net income and gain/(loss) is included in the Consolidated Statement of Operations as Investment Income from Affiliated Companies and Realized/Unrealized Gain (Loss) from Affiliated Companies, respectively. As a shareholder, the Fund is subject to its proportional share of the Master Event-Linked Fund’s expenses, including its management fee. The Adviser will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Event-Linked Fund.

Note 6 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the

62      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$556,942	$(556,942)	$–	$–	$–
Barclays Bank plc	269,470	(257,331)	–	(12,139)	–
Citibank NA	2,430,797	(2,430,797)	–	–	–
Deutsche Bank AG	387,663	(156,626)	(231,037)	–	–
Goldman Sachs Bank USA	8,757	(8,757)	–	–	–
HSBC Bank USA NA	26,343	(26,343)	–	–	–
JPMorgan Chase Bank NA	25,070,883	(21,067,046)	(4,003,837)	–	–
Morgan Stanley & Co., Inc.	660,449	(316,583)	–	–	343,866
RBC Dominion Securities	291,802	(128,911)	–	–	162,891
Standard Chartered Bank	41,109	–	–	–	41,109

	$29,744,215	$(24,949,336)	$(4,234,874)	$(12,139)	$547,866

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

63      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(986,221)	$556,942	$323,797	$–	$(105,482)
Barclays Bank plc	(257,331)	257,331	–	–	–
Citibank NA	(3,515,854)	2,430,797	–	–	(1,085,057)
Deutsche Bank AG	(156,626)	156,626	–	–	–
Goldman Sachs Bank USA	(82,549)	8,757	–	–	(73,792)
HSBC Bank USA NA	(301,954)	26,343	259,783	–	(15,828)
JPMorgan Chase Bank NA	(21,067,046)	21,067,046	–	–	–
Morgan Stanley & Co., Inc.	(316,583)	316,583	–	–	–
RBC Dominion Securities	(128,911)	128,911	–	–	–

	$(26,813,075)	$24,949,336	$583,580	$–	$(1,280,159)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$23,835,335		Swaps, at value	$21,835,071
Interest rate contracts	Centrally cleared swaps, at value	9,148,394	[1]	Centrally cleared swaps, at value	10,575,645	[1]
Commodity contracts	Futures contracts			Futures contracts	694,175	[2]
Equity contracts	Futures contracts	26,859	[2]	Futures contracts	7,996,087	[2]
Interest rate contracts	Futures contracts			Futures contracts	3,398,884	[2]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,908,880		Unrealized depreciation on forward currency exchange contracts	4,978,004

Total		$38,919,468			$49,477,866

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1. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

2. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Investments for the Year Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts
Commodity contracts	$—	$—	$4,067,896
Credit contracts	—	—	—
Currency contracts	(51,820)	40,147	—
Equity contracts	—	—	(13,310,784)
Forward currency exchange contracts	—	—	—
Interest rate contracts	—	—	23,366,248
Volatility contracts	—	—	(1,106,405)

Total	$(51,820)	$40,147	$13,016,955

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$4,067,896
Credit contracts	—	866,182	866,182
Currency contracts	—	—	(11,673)
Equity contracts	—	(36,028,682)	(49,339,466)
Forward currency exchange contracts	13,309,092	—	13,309,092
Interest rate contracts	—	(851,191)	22,515,057
Volatility contracts	—	—	(1,106,405)

Total	$13,309,092	$(36,013,691)	$(9,699,317)

*Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

65      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts
Commodity contracts	$—	$—	$(694,175)
Credit contracts	—	—	—
Currency contracts	(458,029)	(37,165)	—
Equity contracts	—	—	(9,914,238)
Forward currency exchange contracts	—	—	—
Interest rate contracts	—	—	(1,294,235)

Total	$(458,029)	$(37,165)	$(11,902,648)

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$(694,175)
Credit contracts	—	(455,252)	(455,252)
Currency contracts	—	—	(495,194)
Equity contracts	—	1,624,869	(8,289,369)
Forward currency exchange contracts	(6,028,886)	—	(6,028,886)
Interest rate contracts	—	(1,408,031)	(2,702,266)

Total	$(6,028,886)	$(238,414)	$(18,665,142)

*Purchased option contracts and purchased swaption contracts, if any, are included in the change in unrealized gain (loss) from investment transactions in unaffiliated companies.

The table below summarizes the year ended average notional value of forward foreign currency contracts, futures contracts and swap agreements during the period.

	Forward foreign currency contracts	Futures contracts	Swap agreements
Average notional amount	$571,017,821	$619,166,584	$896,586,481

Note 7 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $21,200.

66      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Note 8 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,671
Payments Made to Retired Trustees	25,192
Accumulated Liability as of October 31, 2019	194,194

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 9 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Brown Brothers Harriman & Co., the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

67      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Note 10 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $680,502,123 and $806,380,011, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	2,911,011	$51,175,716	3,892,757	$76,793,596
Automatic conversion Class C to Class A Shares	5,325,355	95,143,552	—	—
Dividends and/or distributions reinvested	5,016,171	80,810,340	7,324	144,168
Redeemed	(10,028,998)	(177,276,871)	(8,326,343)	(163,510,484)

Net increase (decrease)	3,223,539	$49,852,737	(4,426,262)	$(86,572,720)

Class B
Sold	—	$—	1,476	$27,898
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	(391,006)	(7,365,674)

Net increase (decrease)	—	$—	(389,530)	$(7,337,776)

Class C
Sold	668,552	$11,216,031	1,785,156	$33,706,692
Dividends and/or distributions reinvested	1,041,158	16,023,421	—	—
Automatic conversion Class C to Class A Shares	(5,598,427)	(95,143,552)	—	—
Redeemed	(2,712,318)	(45,520,029)	(2,545,096)	(47,759,820)

Net increase (decrease)	(6,601,035)	$(113,424,129)	(759,940)	$(14,053,128)

Class R
Sold	343,338	$5,934,603	587,616	$11,339,184
Dividends and/or distributions reinvested	200,297	3,160,687	—	—
Redeemed	(582,631)	(10,121,904)	(623,730)	(12,020,626)

Net increase (decrease)	(38,996)	$(1,026,614)	(36,114)	$(681,442)

68      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class Y
Sold	1,314,255	$22,876,384	3,139,073	$61,765,740
Dividends and/or distributions reinvested	443,746	7,135,445	8,931	175,574
Redeemed	(3,872,838)	(68,468,367)	(3,172,571)	(62,081,668)

Net increase (decrease)	(2,114,837)	$(38,456,538)	(24,567)	$(140,354)

Class R5[2]
Sold	576	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	576	$10,000	—	$—

Class R6
Sold	406,804	$7,210,061	717,977	$14,132,813
Dividends and/or distributions reinvested	179,936	2,889,774	3,643	71,612
Redeemed	(314,157)	(5,522,669)	(368,963)	(7,218,100)

Net increase (decrease)	272,583	$4,577,166	352,657	$6,986,325

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

Note 12 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

69      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Oppenheimer Global Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statements of operations and of changes in net assets for the year ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and changes in its net assets for the year ended October 31, 2019 and the financial highlights for each of the periods ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer Global Allocation Fund and its subsidiary (formerly known as Oppenheimer Global Allocation Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

70      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

71      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

72      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $1.15371 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 20, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 79.86% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $15,231,545 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,911,618 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

73      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Allocation Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its

74      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

75      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Continued

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers,

76      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

77      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Continued

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

78      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund	reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

79      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

80      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

81      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

82      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

83      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

84      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/ industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

85      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

86      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

87      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

88      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

89      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

90      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

91      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the

Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment

Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers

LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

92      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

93      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

94      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

95      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

96      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLAL-AR-1 12272019

Annual Report	10/31/2019

Invesco

Oppenheimer

Global Multi-Asset

Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Multi-Asset Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	4.34%	-0.06%	11.51%
Since Inception (12/1/14)	2.45	1.56	3.17

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 4.34% during the one-year period ending October 31, 2019. On a relative basis, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned 11.51%. The Fund also underperformed the Morningstar 30-50% Equity Category average, which returned 9.38%.

FUND REVIEW

During the eight-month period ending June 30, 2019, the Fund delivered returns of 4.46% after fees, with positive contributions to total returns coming from its investment grade and high yield allocations. Within these categories, the largest positive contributors were the allocation to US fixed income duration and preferred shares. In addition, the Fund benefited from its allocation to high yielding real assets, with positive contributions from REITs, global infrastructure, and MLPs. Positive contributions were offset by marginal negative contributions from the Fund’s US equity exposure and its allocation to alternative fixed income assets such as event-linked bonds. In terms of managers’ security selection, the Fund experienced negative security selection effects across all the real asset sleeves, including REITs, MLPs, infrastructure, and the event-linked bond strategy.

During the four-month period ending October 31, 2019, the Fund delivered returns of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

-0.11% after fees, with positive contributions to total returns coming from its preferred equity, emerging market debt, and high yield allocations. Exposure to preferred equity proved favorable as the US Federal Reserve (Fed) issued rate cuts in September and October. The decline in interest rates provided a meaningful boost to other asset classes as well during the period. Emerging market debt benefited as low to negative yields across developed markets drove investors into riskier, higher yielding assets. Emerging market debt performance is correlated to the strength of the dollar as a strengthening dollar makes it more expensive for foreign governments to service USD denominated debt. The lowering of interest rates helped keep a cap on USD strength, further aiding gains for the asset class during the period. Exposure to high yield also contributed to Fund performance largely due to the yield spreads between high yield and Treasuries widening from the Fed lowering rates. Exposure to interest rate sensitive US REITs (mortgage and equity REITs) also contributed to results, with both asset classes benefiting from looser monetary policy. The Fund’s exposure to MLPs detracted for the period due to their sensitivity to oil prices, which fell more than 10% due to concerns about slowing global growth and higher inventories.

We believe the current landscape includes a number of catalysts for potential market volatility, including the upcoming deadline for the UK’s exit from the European Union, geopolitical tensions in the Middle East, Hong Kong turmoil and lack of resolution to the US/

China trade dispute. Meanwhile, the recent shift toward easier monetary policy will, in our view, inevitably lead to expansion in the total amount of central bank assets. The question that arises is whether these actions will achieve the intended effect of stimulating inflation, and, if not, whether fiscal stimulus will be deployed.

Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Oppenheimer Global Multi-Asset Income Fund.

Mark Ahnrud, Portfolio Manager

John Burello, Portfolio Manager

Chris Devine, Portfolio Manager

Scott Hixon, Portfolio Manager

Christian Ulrich, Portfolio Manager

Scott Wolle, Portfolio Manager

6          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
Invesco Oppenheimer Senior Floating Rate Fund	13.3%
United States Treasury Bond, 4.25%, 11/15/40	6.6
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	2.3
Invesco Government & Agency Portfolio, Institutional Class	2.3
BNP Paribas Issuance BV, 6.64%, 11/22/19	2.0
Royal Bank of Canada, 7.58%, 11/15/19	2.0
UBS AG, 16.70%, 12/9/19	2.0
Citigroup Global Markets, Inc., 0.00%, 12/6/19	2.0
GS Finance Corp., 7.77%, 11/26/19	2.0
Toronto-Dominion Bank (The), 0.00%, 12/2/19	2.0

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	32.4%
Preferred Stocks	22.3
Investment Companies	20.5
Foreign Government Obligations	15.8
U.S. Government Obligations	6.9
Convertible Corporate Bonds and Notes	2.1
Over-the-Counter Currency Swaptions Purchased	—*

* Represents a value of less than 0.05%.

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of investments.

7          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	67.8%
Canada	5.0
Switzerland	4.2
France	2.2
United Kingdom	2.1
Indonesia	1.2
Colombia	1.0
Turkey	1.0
Mexico	0.9
Saudi Arabia	0.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	72.8%
Europe	9.8
Middle East/Africa	7.3
Latin & South America	5.8
Asia	2.8
Emerging Europe	1.5

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

8          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	Since Inception
Class A (QMAAX)	12/1/14	4.34%	2.45%
Class C (QMACX)	12/1/14	3.44	1.63
Class R (QMARX)	12/1/14	3.94	2.14
Class Y (QMAYX)	12/1/14	4.56	2.63
Class R5[1] (GMUAX)	5/24/19	4.46	2.47
Class R6[2] (QMAIX)	12/1/14	4.52	2.70

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	Since Inception
Class A (QMAAX)	12/1/14	-0.06%	1.56%
Class C (QMACX)	12/1/14	2.45	1.63
Class R (QMARX)	12/1/14	3.94	2.14
Class Y (QMAYX)	12/1/14	4.56	2.63
Class R5[1](GMUAX)	5/24/19	4.46	2.47
Class R6[2] (QMAIX)	12/1/14	4.52	2.70

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S.

9          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,015.60	$1.83
Class C	1,000.00	1,010.80	5.79
Class R	1,000.00	1,013.20	3.41
Class Y	1,000.00	1,016.70	0.81
Class R5	1,000.00	1,016.70	0.80
Class R6	1,000.00	1,017.10	0.66

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,023.39	1.84
Class C	1,000.00	1,019.46	5.82
Class R	1,000.00	1,021.83	3.42
Class Y	1,000.00	1,024.40	0.82
Class R5	1,000.00	1,024.30	0.92
Class R6	1,000.00	1,024.55	0.66

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.36%
Class C	1.14
Class R	0.67
Class Y	0.16
Class R5	0.18
Class R6	0.13

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

12          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value
Preferred Stocks—21.5%
Aegon NV, 6.375% Jr. Sub.	6,100	$154,452
Allstate Corp. (The), 5.10% Non-Cum., Series H, Non-Vtg.	9,100	238,693
Allstate Corp. (The), 5.10% Sub. Debs., Non-Vtg. [US0003M+316.5][1]	4,000	105,680
Allstate Corp. (The), 5.625% Non-Cum., Series G, Non-Vtg.	5,875	158,977
American International Group, Inc., 5.85%, Series A, Non-Vtg.	4,000	108,680
AT&T, Inc., 5.35% Sr. Unsec.	10,375	279,917
AT&T, Inc., 5.625% Sr. Unsec.	6,800	187,136
Athene Holding Ltd., 6.35% Non-Cum., Series A, Non-Vtg. [US0003M+425.3][1]	7,100	199,581
Axis Capital Holdings Ltd., 5.50% Non-Cum., Series E	6,400	165,312
Bank of America Corp., 5.875% Non-Cum., Series HH, Non-Vtg.	9,500	257,830
Bank of America Corp., 6.00% Non-Cum., Series EE, Non-Vtg.	7,975	209,264
Bank of America Corp., 6.00% Non-Cum., Series GG, Non-Vtg.	10,975	299,069
Bank of America Corp., 6.20% Non-Cum., Series CC, Non-Vtg.	9,575	249,620
Bank of America Corp., 6.50% Non-Cum., Series Y, Non-Vtg.	10,375	265,185
Bank of America Corp., 5.375% Non-Cum., Series KK, Non-Vtg.	13,275	353,248
Bank of New York Mellon Corp. (The), 5.20% Non-Cum.	4,700	120,179
BB&T Corp., 5.625% Non-Cv.	11,275	300,028
Brighthouse Financial, Inc., 6.60% Non-Cum., Series A	3,600	100,404
Capital One Financial Corp., 5.20% Non-Cum., Series G, Non-Vtg.	7,875	201,679
Capital One Financial Corp., 6.00% Non-Cum., Series H	7,900	214,485
Capital One Financial Corp., 6.20% Non-Cum., Non-Vtg.	4,200	109,788
Capital One Financial Corp., 6.70% Non-Cum.	3,700	93,832
Charles Schwab Corp. (The), 5.95% Non-Cum., Series D, Non-Vtg.	6,800	181,628
Charles Schwab Corp. (The), 6.00% Non-Cum., Series C, Non-Vtg.	4,100	110,454
Citigroup, Inc., 6.30% Non-Cum., Series S, Non-Vtg.	8,175	214,512
Citigroup, Inc., 6.875% Non-Cum., Series K, Non-Vtg. [US0003M+413][1]	11,975	338,892
Citigroup, Inc., 7.125% Non-Cum., Series J, Non-Vtg. [US0003M+404][1]	7,900	227,915
CMS Energy Corp., 5.875% Jr. Sub.	5,175	144,693
Deutsche Bank Contingent Capital Trust V, 8.05% Non-Cum., Non-Vtg.	15,950	410,074
Dominion Energy, Inc., 5.25% Cum. Jr. Sub., Series A	6,600	171,468
Duke Energy Corp., 5.125% Jr. Sub.	3,900	98,865
Duke Energy Corp., 5.625% Jr. Sub.	3,875	105,400
Duke Energy Corp., 5.75% Cum., Series A, Non-Vtg.	8,275	230,872
eBay, Inc., 6.00% Sr. Unsec.	6,175	164,317
Enbridge, Inc., 6.375% Sub., Series B [US0003M+359.3][1]	4,875	133,867
Energy Transfer Operating LP, 7.60% Cum., Series E [US0003M+516.1][1]	6,600	166,848
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	3,600	102,672
Ford Motor Co., 6.20% Sr. Unsec., Non-Vtg.	6,175	164,255
Goldman Sachs Group, Inc. (The), 5.50% Non-Cum., Series J, Non-Vtg. [US0003M+364][1]	7,600	206,264
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	3,875	102,029

14          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Preferred Stocks (Continued)
Goldman Sachs Group, Inc. (The), 6.375% Non-Cum., Series K [US0003M+355][1]	7,375	$207,459
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg. [US0003M+559.6][1]	4,975	141,439
Huntington Bancshares, Inc., 6.25 Non-Cum., Non-Vtg.	4,075	106,806
JPMorgan Chase & Co., 5.75% Non-Cum., Series DD, Non-Vtg.	15,450	420,240
JPMorgan Chase & Co., 6.00% Non-Cum., Series EE, Non-Vtg.	14,275	406,695
JPMorgan Chase & Co., 6.10% Non-Cum., Non-Vtg.	13,850	355,391
JPMorgan Chase & Co., 6.125% Non-Cum., Series Y, Non-Vtg.	9,550	241,710
JPMorgan Chase & Co., 6.15% Non-Cum., Series BB, Non-Vtg.	14,850	381,794
KeyCorp, 5.625% Non-Cum., Series G, Non-Vtg.	3,600	96,480
KeyCorp, 5.65% Non-Cum., Series F, Non-Vtg.	3,500	93,345
KeyCorp, 6.125% Non-Cum., Series E, Non-Vtg. [US0003M+389.2][1]	3,975	119,170
Legg Mason, Inc., 5.45% Jr. Sub., Non-Vtg.	4,000	104,520
MetLife, Inc., 5.625% Non-Cum., Series E	6,575	177,525
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	10,550	291,813
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	11,675	328,651
Morgan Stanley, 6.875% Non-Cum., Series F [US0003M+394][1]	6,075	172,894
New York Community Bancorp, Inc., 6.375% Non-Cum., Series A, Non-Vtg. [US0003M+382.1][1]	4,075	113,774
NextEra Energy Capital Holdings, Inc., 5.00% Jr. Sub.	4,900	122,892
NextEra Energy Capital Holdings, Inc., 5.25% Jr. Sub., Non-Vtg.	6,575	178,709
NextEra Energy Capital Holdings, Inc., 5.65% Jr. Sub., Series N, Non-Vtg.	6,600	183,282
NiSource, Inc., 6.50% Cum., Series B, Non-Vtg. [H15T5Y+363.2][1]	3,975	110,147
NuStar Energy LP, 8.50% Cum., Series A, Non-Vtg. [US0003M+676.6][1]	4,175	101,494
PartnerRe Ltd., 7.25% Cum., Series H, Non-Vtg.	4,975	134,076
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Series P, Non-Vtg. [US0003M+406.7][1]	13,575	369,104
PPL Capital Funding, Inc., 5.90% Jr. Sub., Series B	3,700	94,091
Prudential Financial, Inc., 5.625% Jr. Sub.	4,900	132,986
Prudential Financial, Inc., 5.70% Jr. Sub.	5,675	147,210
Prudential Financial, Inc., 5.75% Jr. Sub.	4,100	106,354
Public Storage, 4.90% Cum., Series E, Non-Vtg.	6,400	162,560
Public Storage, 4.95% Cum., Series D, Non-Vtg.	5,675	144,996
Public Storage, 5.125% Cum., Series C, Non-Vtg.	4,300	110,553
Public Storage, 5.40% Cum., Series B, Non-Vtg.	4,775	123,673
Qwest Corp., 6.125% Nts.	3,800	93,860
Qwest Corp., 6.50% Sr. Unsec., Non-Vtg.	8,275	210,930
Qwest Corp., 6.625% Sr. Unsec.	4,900	126,910
Qwest Corp., 6.75% Sr. Unsec.	8,275	217,881
Regions Financial Corp., 5.70% Non-Cv., Series C, Non-Vtg. [US0003M+314.8][1]	3,900	106,860
Regions Financial Corp., 6.375% Non-Cum., Non-Vtg. [US0003M+353.6][1]	4,675	133,471
Regions Financial Corp., 6.375% Non-Cum., Series A	3,500	90,265
Reinsurance Group of America, Inc., 5.75% Sub. Debs., Non-Vtg. [US0003M+404][1]	3,775	106,531

15          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Preferred Stocks (Continued)
SCE Trust IV, 5.375% Jr. Sub., Series J, Non-Vtg. [US0003M+313.2][1]	3,875	$90,210
SCE Trust VI, 5.00% Jr. Sub., Non-Vtg.	6,175	138,073
Sempra Energy, 5.75% Jr. Sub.	6,275	167,433
Senior Housing Properties Trust, 5.625% Sr. Unsec.	4,925	120,170
Southern Co. (The), 5.25% Jr. Sub.	7,675	201,929
Southern Co. (The), 5.25% Jr. Sub.	4,100	108,978
Southern Co. (The), 6.25% Jr. Sub.	6,275	165,597
Stanley Black & Decker, Inc., 5.75% Jr. Sub. Debs.	5,975	154,573
State Street Corp., 5.35% Non-Cum., Series G, Non-Vtg. [US0003M+370.9][1]	4,875	135,184
State Street Corp., 5.90% Non-Cum., Series D, Non-Vtg. [US0003M+310.8][1]	4,875	134,550
State Street Corp., 6.00% Non-Cum., Non-Vtg.	7,875	200,025
US Bancorp, 5.50% Non-Cum., Series K	4,575	124,166
US Bancorp, 6.50% Non-Cum., Series F, Non-Vtg. [US0003M+446.8][1]	12,550	343,368
VEREIT, Inc., 6.70% Cum., Non-Vtg.	7,775	197,485
Vornado Realty Trust, 5.40% Cum., Series L, Non-Vtg.	7,575	191,648
Wells Fargo & Co., 5.125% Non-Cum., Series O, Non-Vtg.	10,175	257,224
Wells Fargo & Co., 5.20% Non-Cum., Non-Vtg.	11,550	292,331
Wells Fargo & Co., 5.50% Non-Cum., Series S, Non-Vtg.	13,775	358,012
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	7,375	194,479
Wells Fargo & Co., 5.70% Non-Cum., Non-Vtg.	6,075	157,464
Wells Fargo & Co., 5.85% Non-Cum., Series Q, Non-Vtg. [US0003M+309][1]	6,575	177,065
Wells Fargo & Co., 6.00% Non-Cum., Series T, Non-Vtg.	6,575	167,334
Wells Fargo & Co., 6.00% Non-Cum., Series V	4,300	112,058
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][1]	4,675	134,967
WR Berkley Corp., 5.75% Sub. Debs.	3,700	95,830

Total Preferred Stocks (Cost $18,879,299)		19,136,758

	Principal Amount
U.S. Government Obligation—6.6%
United States Treasury Bond, 4.25%, 11/15/40[2] (Cost $5,545,097)	$4,270,000	5,858,657

Foreign Government Obligations—15.3%
Angola—0.6%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[3]	200,000	209,407
9.50% Sr. Unsec. Nts., 11/12/25[3]	280,000	316,224

		525,631

Bolivia—0.5%
Plurinational State of Bolivia, 4.50% Sr. Unsec. Nts., 3/20/28[3]	450,000	421,267

Brazil—0.6%
Federative Republic of Brazil:
4.50% Sr. Unsec. Nts., 5/30/29	300,000	316,428

16          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil: (Continued)
5.625% Sr. Unsec. Nts., 1/7/41	$180,000	$202,277

		518,705

Colombia—1.0%
Republic of Colombia:
5.625% Sr. Unsec. Nts., 2/26/44	200,000	249,052
6.125% Sr. Unsec. Nts., 1/18/41	240,000	311,700
7.375% Sr. Unsec. Nts., 9/18/37	220,000	312,402

		873,154

Dominican Republic—0.7%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[3]	100,000	110,126
6.85% Sr. Unsec. Nts., 1/27/45[3]	160,000	181,002
7.45% Sr. Unsec. Nts., 4/30/44[3]	260,000	312,327

		603,455

Ecuador—0.6%
Republic of Ecuador:
9.625% Sr. Unsec. Nts., 6/2/27[3]	230,000	224,109
9.65% Sr. Unsec. Nts., 12/13/26[3]	295,000	291,315

		515,424

Egypt—0.2%
Arab Republic of Egypt, 7.60% Sr. Unsec. Nts., 3/1/29[3]	200,000	212,058

Gabon—0.3%
Gabonese Republic, 6.375% Bonds, 12/12/24[3]	250,000	249,469

Ghana—0.6%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[3]	315,000	319,000
8.125% Sr. Unsec. Nts., 3/26/32[3]	200,000	202,850

		521,850

Hungary—0.1%
Hungary, 7.625% Sr. Unsec. Nts., 3/29/41	60,000	98,834

Indonesia—1.2%
Perusahaan Penerbit SBSN Indonesia III, 4.325% Sr. Unsec. Nts., 5/28/25[3]	300,000	323,100

Republic of Indonesia:
6.625% Sr. Unsec. Nts., 2/17/37[3]	200,000	269,048
7.75% Sr. Unsec. Nts., 1/17/38[3]	210,000	313,443
8.50% Sr. Unsec. Nts., 10/12/35[3]	100,000	156,508

		1,062,099

17          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Malaysia—0.3%
Malaysia Sukuk Global Bhd, 3.179% Sr. Unsec. Nts., 4/27/26[3]	$250,000	$261,513

Mexico—0.6%
United Mexican States:
4.15% Sr. Unsec. Nts., 3/28/27	300,000	321,903
6.05% Sr. Unsec. Nts., 1/11/40	160,000	204,602

		526,505

Mongolia—0.3%
Mongolia, 8.75% Sr. Unsec. Nts., 3/9/24[3]	240,000	271,430

Morocco—0.3%
Kingdom of Morocco, 5.50% Sr. Unsec. Nts., 12/11/42[3]	210,000	253,814

Nigeria—0.3%
Federal Republic of Nigeria, 8.747% Sr. Unsec. Nts., 1/21/31[3]	200,000	220,764

Oman—0.8%
Sultanate of Oman:
5.625% Sr. Unsec. Nts., 1/17/28[3]	325,000	322,392
6.75% Sr. Unsec. Nts., 1/17/48[3]	430,000	404,694

		727,086

Pakistan—0.2%
Islamic Republic of Pakistan, 8.25% Sr. Unsec. Nts., 9/30/25[3]	200,000	218,831

Peru—0.2%
Republic of Peru, 8.75% Sr. Unsec. Nts., 11/21/33	95,000	156,988

Philippines—0.1%
Republic of the Philippines, 9.50% Sr. Unsec. Nts., 2/2/30	80,000	129,083

Poland—0.1%
Republic of Poland, 3.25% Sr. Unsec. Nts., 4/6/26	90,000	96,106

Qatar—0.5%
State of Qatar:
4.00% Sr. Unsec. Nts., 3/14/29[3]	200,000	222,266
5.103% Sr. Unsec. Nts., 4/23/48[3]	200,000	255,456

		477,722

Romania—0.4%
Romania:
5.125% Sr. Unsec. Nts., 6/15/48[3]	50,000	57,802
6.125% Sr. Unsec. Nts., 1/22/44[3]	250,000	325,805

		383,607

18          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Russia—0.6%
Russian Federation:
5.10% Sr. Unsec. Nts., 3/28/35[3]	$200,000	$230,473
12.75% Sr. Unsec. Nts., 6/24/28[3]	190,000	324,060

		554,533

Saudi Arabia—0.6%
Kingdom of Saudi Arabia:
3.625% Sr. Unsec. Nts., 3/4/28[3]	300,000	316,262
4.375% Sr. Unsec. Nts., 4/16/29[3]	205,000	229,341

		545,603

Slovakia—0.3%
Slovakia Republic, 4.375% Sr. Unsec. Nts., 5/21/22[3]	220,000	232,859

South Africa—0.5%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 6/22/30	290,000	309,021
6.25% Sr. Unsec. Nts., 3/8/41	135,000	145,594

		454,615

Sri Lanka—0.6%
Democratic Socialist Republic of Sri Lanka:
6.125% Sr. Unsec. Nts., 6/3/25[3]	230,000	227,112
6.85% Sr. Unsec. Nts., 11/3/25[3]	310,000	314,935

		542,047

Trinidad & Tobago—0.5%
Republic of Trinidad & Tobago, 4.50% Sr. Unsec. Nts., 8/4/26[3]	430,000	447,742

Tunisia—0.2%
Republic of Tunisia, 5.75% Sr. Unsec. Nts., 1/30/25[3]	235,000	215,419

Turkey—1.0%
Hazine Mustesarligi Varlik Kiralama AS, 5.004% Sr. Unsec. Nts., 4/6/23[3]	320,000	318,696

Republic of Turkey:
5.75% Sr. Unsec. Nts., 3/22/24	200,000	201,962
7.375% Sr. Unsec. Nts., 2/5/25	309,000	332,089

		852,747

Uruguay—0.5%
Oriental Republic of Uruguay:
4.375% Sr. Unsec. Nts., 1/23/31	80,000	89,421
7.625% Sr. Unsec. Nts., 3/21/36	210,000	311,327

		400,748

Total Foreign Government Obligations (Cost $13,694,756)		13,571,708

19          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—31.2%
Consumer Discretionary—3.3%
Auto Components—0.1%
Capitol Investment Merger Sub 2 LLC, 10.00% Sec. Nts., 8/1/24[3]	$50,000	$51,625
Dana, Inc., 5.50% Sr. Unsec. Nts., 12/15/24	40,000	41,250
Flexi-Van Leasing, Inc., 10.00% Sec. Nts., 2/15/23[3]	18,000	17,190

		110,065

Automobiles—0.2%
Ford Motor Credit Co. LLC, 5.596% Sr. Unsec. Nts., 1/7/22	37,000	39,012
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[3]	84,000	87,990

		127,002

Distributors—0.1%
Core & Main Holdings LP, 9.375% PIK Rate, 8.625% Cash Rate, 8.625% Sr. Unsec. Nts., 9/15/24[3,4]	76,000	75,905

Diversified Consumer Services—0.1%
ServiceMaster Co. LLC (The):
5.125% Sr. Unsec. Nts., 11/15/24[3]	74,000	76,868
7.45% Sr. Unsec. Nts., 8/15/27	21,000	23,651

		100,519

Entertainment—0.2%
AMC Entertainment Holdings, Inc., 5.75% Sr. Sub. Nts., 6/15/25	65,000	62,000
Netflix, Inc.:
5.75% Sr. Unsec. Nts., 3/1/24	35,000	38,659
5.875% Sr. Unsec. Nts., 11/15/28	60,000	66,225

		166,884

Hotels, Restaurants & Leisure—0.5%
1011778 B.C. ULC/New Red Finance, Inc., 5.00% Sec. Nts., 10/15/25[3]	80,000	82,600
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	15,000	15,956
6.375% Sr. Unsec. Nts., 4/1/26	22,000	23,457
Cirsa Finance International Sarl, 7.875% Sr. Sec. Nts., 12/20/23[3]	17,000	18,033
Codere Finance 2 Luxembourg SA, 7.625% Sr. Sec. Nts., 11/1/21[3]	15,000	12,967
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[3]	37,000	37,740
Melco Resorts Finance Ltd., 5.625% Sr. Unsec. Nts., 7/17/27[3]	20,000	20,909
MGM China Holdings Ltd., 5.875% Sr. Unsec. Nts., 5/15/26[3]	16,000	16,960
MGM Resorts International:
4.625% Sr. Unsec. Nts., 9/1/26	96,000	101,040
6.625% Sr. Unsec. Nts., 12/15/21	4,000	4,345
7.75% Sr. Unsec. Nts., 3/15/22	13,000	14,593
Scientific Games International, Inc., 10.00% Sr. Unsec. Nts., 12/1/22	30,000	30,938
Studio City Finance Ltd., 7.25% Sr. Unsec. Nts., 2/11/24[3]	36,000	38,340

20          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[3]	$54,000	$57,510

		475,388

Household Durables—0.4%
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	5,000	4,925
6.75% Sr. Unsec. Nts., 3/15/25	30,000	31,162
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[3]	53,000	46,441
KB Home, 8.00% Sr. Unsec. Nts., 3/15/20	16,000	16,365
Lennar Corp.:
5.25% Sr. Unsec. Nts., 6/1/26	21,000	23,179
5.375% Sr. Unsec. Nts., 10/1/22	57,000	61,204
8.375% Sr. Unsec. Nts., 1/15/21	4,000	4,280
Meritage Homes Corp.:
6.00% Sr. Unsec. Nts., 6/1/25	18,000	20,205
7.15% Sr. Unsec. Nts., 4/15/20	5,000	5,113
Taylor Morrison Communities, Inc., 5.75% Sr. Unsec. Nts., 1/15/28[3]	27,000	29,936
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[3]	46,000	49,910
William Lyon Homes, Inc., 6.625% Sr. Unsec. Nts., 7/15/27[3]	40,000	42,300

		335,020

Leisure Equipment & Products—0.0%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[3]	22,000	23,072

Media—1.4%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[3]	32,000	32,950
7.50% Sr. Sec. Nts., 5/15/26[3]	46,000	48,990
Altice Luxembourg SA, 10.50% Sr. Sec. Nts., 5/15/27[3]	32,000	36,280
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	22,000	22,302
5.00% Sr. Unsec. Nts., 4/1/24	44,000	44,927
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.75% Sr. Unsec. Nts., 9/1/23	40,000	40,900
5.75% Sr. Unsec. Nts., 2/15/26[3]	162,000	171,477
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Sub. Nts., 2/15/24[3]	63,000	69,418
CSC Holdings LLC:
5.50% Sr. Unsec. Nts., 5/15/26[3]	33,000	34,856
6.50% Sr. Unsec. Nts., 2/1/29[3]	61,000	68,434
7.75% Sr. Unsec. Nts., 7/15/25[3]	27,000	29,025
10.875% Sr. Unsec. Nts., 10/15/25[3]	60,000	67,820
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[3]	9,000	9,563
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[3]	64,000	66,960
6.625% Sr. Unsec. Nts., 8/15/27[3]	29,000	29,943

21          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	$154,000	$154,963
Gray Television, Inc., 7.00% Sr. Unsec. Nts., 5/15/27[3]	21,000	23,058
iHeartCommunications, Inc., 8.375% Sr. Unsec. Nts., 5/1/27	40,000	43,100
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26	85,000	88,037
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[3]	16,000	17,096
TV Azteca SAB de CV, 8.25% Sr. Unsec. Nts., 8/9/24[3]	27,000	25,448
UPC Holding BV, 5.50% Sr. Sec. Nts., 1/15/28[3]	15,000	15,338
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[3]	16,000	16,580
Virgin Media Finance Plc, 6.00% Sr. Unsec. Nts., 10/15/24[3]	32,000	33,120
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[3]	16,000	16,860
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[3]	31,000	32,743

		1,240,188

Multiline Retail—0.1%
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[3]	45,000	44,593

Specialty Retail—0.2%
Hillman Group, Inc. (The), 6.375% Sr. Unsec. Nts., 7/15/22[3]	54,000	49,950
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	32,000	33,800
6.75% Sr. Unsec. Nts., 7/1/36	2,000	1,670
6.875% Sr. Unsec. Nts., 11/1/35	19,000	16,245
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[3]	14,000	14,717
Penske Automotive Group, Inc., 5.50% Sr. Sub. Nts., 5/15/26	81,000	84,949

		201,331

Textiles, Apparel & Luxury Goods—0.0%
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[3]	33,000	35,310

Consumer Staples—0.5%
Beverages—0.0%
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[3]	29,000	28,492

Food & Staples Retailing—0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.625% Sr. Unsec. Nts., 6/15/24	57,000	60,064
7.50% Sr. Unsec. Nts., 3/15/26[3]	32,000	35,720
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[3]	44,000	45,485

		141,269

Food Products—0.2%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	37,000	37,925
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50% Sr. Unsec. Nts., 1/15/30[3]	49,000	52,920
Pilgrim’s Pride Corp., 5.875% Sr. Unsec. Nts., 9/30/27[3]	27,000	29,032
Post Holdings, Inc.:
5.625% Sr. Unsec. Nts., 1/15/28[3]	28,000	30,065
5.75% Sr. Unsec. Nts., 3/1/27[3]	28,000	29,950

22          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Food Products (Continued)
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[3]	$29,000	$30,160

		210,052

Household Products—0.1%
Energizer Holdings, Inc.:
6.375% Sr. Unsec. Nts., 7/15/26[3]	6,000	6,413
7.75% Sr. Unsec. Nts., 1/15/27[3]	22,000	24,420
Spectrum Brands, Inc., 5.75% Sr. Unsec. Nts., 7/15/25	61,000	63,897

		94,730

Energy—2.3%
Energy Equipment & Services—0.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 1/15/28[3]	63,000	47,092
Diamond Offshore Drilling, Inc., 4.875% Sr. Unsec. Nts., 11/1/43	9,000	4,624
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[3]	26,000	22,165
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	50,000	30,250
Precision Drilling Corp.:
6.50%, 12/15/21	37,303	37,210
7.75% Sr. Unsec. Nts., 12/15/23	2,000	1,900
SESI LLC, 7.125% Sr. Unsec. Nts., 12/15/21	24,000	18,300
Transocean, Inc., 7.50% Sr. Unsec. Nts., 4/15/31	41,000	27,675
Valaris plc, 7.75% Sr. Unsec. Nts., 2/1/26	51,000	27,030

		216,246

Oil, Gas & Consumable Fuels—2.0%
Abu Dhabi Crude Oil Pipeline LLC, 4.60% Sr. Sec. Nts., 11/2/47[3]	200,000	231,437
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375% Sr. Unsec. Nts., 9/15/24	26,000	21,190
Antero Resources Corp., 5.00% Sr. Unsec. Nts., 3/1/25	42,000	27,720
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[3]	47,000	44,711
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.875% Sr. Unsec. Nts., 2/1/25	60,000	47,400
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[3]	16,000	6,945
California Resources Corp., 8.00% Sec. Nts., 12/15/22[3]	31,000	9,145
Callon Petroleum Co.:
6.125% Sr. Unsec. Nts., 10/1/24	63,000	60,165
6.375% Sr. Unsec. Nts., 7/1/26	14,000	13,125
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625% Sr. Unsec. Nts., 1/15/22	43,000	42,140
Centennial Resource Production LLC, 6.875% Sr. Unsec. Nts., 4/1/27[3]	39,000	38,415
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	8,000	4,100
9.00% Sec. Nts., 5/15/21[3]	22,000	19,360
Energy Transfer Operating LP, 6.25% [US0003M+402.8] Jr. Sub. Perpetual Bonds[1,5]	18,000	16,767

23          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00% Sr. Sec. Nts., 11/29/24[3]	$32,000	$13,280
Genesis Energy LP/Genesis Energy Finance Corp., 6.25% Sr. Unsec. Nts., 5/15/26	48,000	44,640
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	36,000	23,310
6.625% Sr. Unsec. Nts., 5/1/23	55,000	41,387
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	47,000	50,676
NuStar Logistics LP, 6.00% Sr. Unsec. Nts., 6/1/26	51,000	54,759
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	73,000	63,510
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[3]	47,000	49,865
Petrobras Global Finance BV, 5.75% Sr. Unsec. Nts., 2/1/29	48,000	53,501
Petroleos Mexicanos:
6.49% Sr. Unsec. Nts., 1/23/27[3]	14,000	14,962
6.625% Sr. Unsec. Nts., 6/15/35	200,000	204,710
Plains All American Pipeline LP, 6.125% [US0003M+411] Jr. Sub. Perpetual Bonds[1,5]	26,000	24,285
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	29,000	26,245
Saudi Arabian Oil Co., 4.25% Sr. Unsec. Nts., 4/16/39[3]	200,000	214,644
SemGroup Corp., 6.375% Sr. Unsec. Nts., 3/15/25	40,000	41,650
SM Energy Co., 6.625% Sr. Unsec. Nts., 1/15/27	21,000	17,745
Southwestern Energy Co.:
7.50% Sr. Unsec. Nts., 4/1/26	32,000	28,243
7.75% Sr. Unsec. Nts., 10/1/27	22,000	19,030
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23	30,000	30,862
6.00% Sr. Unsec. Nts., 4/15/27	16,000	16,840
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% Sr. Unsec. Nts., 2/1/25	51,000	52,531
5.875% Sr. Unsec. Nts., 4/15/26	18,000	18,857
Whiting Petroleum Corp.:
6.25% Sr. Unsec. Nts., 4/1/23	53,000	38,690
6.625% Sr. Unsec. Nts., 1/15/26	10,000	6,250
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	67,000	68,005
5.75% Sr. Unsec. Nts., 6/1/26	12,000	12,105

		1,813,202

Financials—19.2%
Capital Markets—6.1%
Credit Suisse AG (London), 0.00%, 11/12/19[6]	1,750,000	1,760,997
GS Finance Corp.:
7.77%, 11/26/19[3]	1,800,000	1,796,102
21.69%, 11/25/19[3]	1,800,000	1,787,529
LPL Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/15/25[3]	31,000	32,240
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[3]	15,000	15,488
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[3]	33,000	34,778

24          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount		Value
Capital Markets (Continued)
RegionalCare Hospital Partners Holdings, Inc., 8.25% Sr. Sec. Nts., 5/1/23[3]		$24,000	$25,635

			5,452,769
Commercial Banks—10.3%
Barclays Bank plc:
7.62% Sr. Unsec. Nts., 11/8/19[3]		1,750,000	1,636,360
7.625% Sub. Nts., 11/21/22		17,000	19,027
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,3,5]		16,000	17,109
Citigroup Global Markets, Inc., 0.00%, 12/6/19[7]		1,800,000	1,800,000
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,3,5]		39,000	46,803
Erste Group Bank AG, 6.50% [EUSA5+620.4] Jr. Sub. Perpetual Bonds[1,3,5]	EUR	24,000	30,845
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[3]		67,000	64,544
Royal Bank of Canada, 7.58%, 11/15/19		1,800,000	1,808,968
Royal Bank of Scotland Group plc:
6.125% Sub. Nts., 12/15/22		23,000	25,100
8.625% [USSW5+759.8] Jr. Sub. Perpetual Bonds[1,5]		38,000	41,040
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,3,5]		20,000	21,100
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,3,5]		17,000	18,062
Toronto-Dominion Bank (The), 0.00%, 12/2/19[6]		1,800,000	1,792,426
UBS AG, 16.70%, 12/9/19[3,7]		1,800,000	1,800,000

			9,121,384

Consumer Finance—0.3%
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		91,000	100,210
8.00% Sr. Unsec. Nts., 3/15/20		22,000	22,458
Navient Corp.:
7.25% Sr. Unsec. Nts., 1/25/22-9/25/23		95,000	103,994
8.00% Sr. Unsec. Nts., 3/25/20		56,000	57,330

			283,992
Diversified Financial Services—0.1%
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[3]		36,000	37,350
eG Global Finance plc, 6.75% Sr. Sec. Nts., 2/7/25[3]		31,000	31,116
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[3]		49,000	50,654

			119,120
Real Estate Investment Trusts (REITs)—0.4%
Equinix, Inc., 5.875% Sr. Unsec. Nts., 1/15/26		48,000	51,106
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[3]		50,000	52,125
Iron Mountain, Inc.:
5.25% Sr. Unsec. Nts., 3/15/28[3]		13,000	13,715

25          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Iron Mountain, Inc.: (Continued)
5.75% Sr. Sub. Nts., 8/15/24	$9,000	$9,101
6.00% Sr. Unsec. Nts., 8/15/23	16,000	16,380
iStar, Inc., 4.75% Sr. Unsec. Nts., 10/1/24	64,000	66,160
MPT Operating Partnership LP/MPT Finance Corp., 5.00% Sr. Unsec. Nts., 10/15/27	74,000	78,255
SBA Communications Corp., 4.875% Sr. Unsec. Nts., 7/15/22-9/1/24	38,000	39,439

		326,281

Real Estate Management & Development—2.0%
BNP Paribas Issuance BV, 6.64%, 11/22/19[3]	1,800,000	1,808,968

Health Care—1.4%
Health Care Equipment & Supplies—0.1%
Bausch Health Americas, Inc., 9.25% Sr. Unsec. Nts., 4/1/26[3]	26,000	29,478
Eagle Holding Co. II LLC, 8.375% PIK Rate, 7.625% Cash Rate, 7.625% Sr. Unsec. Nts., 5/15/22[3,4]	47,000	47,528
Teleflex, Inc., 4.875% Sr. Unsec. Nts., 6/1/26	4,000	4,214

		81,220

Health Care Providers & Services—1.0%
Acadia Healthcare Co., Inc., 6.50% Sr. Unsec. Nts., 3/1/24	46,000	47,840
Centene Corp., 5.375% Sr. Unsec. Nts., 6/1/26[3]	22,000	23,342
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	54,000	52,819
8.00% Sr. Sec. Nts., 3/15/26[3]	28,000	27,440
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[3]	13,000	7,377
Hadrian Merger Sub, Inc., 8.50% Sr. Unsec. Nts., 5/1/26[3]	43,000	42,409
HCA, Inc.:
5.25% Sr. Sec. Nts., 4/15/25	63,000	70,356
5.375% Sr. Unsec. Nts., 2/1/25-9/1/26	37,000	40,624
5.50% Sr. Sec. Nts., 6/15/47	71,000	80,948
5.875% Sr. Unsec. Nts., 2/15/26	67,000	75,542
7.50% Sr. Unsec. Nts., 2/15/22	10,000	11,120
Molina Healthcare, Inc., 4.875% Sr. Unsec. Nts., 6/15/25[3]	30,000	30,600
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[3]	79,000	74,062
Polaris Intermediate Corp., 8.50% Cash Rate, 8.50% Sr. Unsec. Nts., 12/1/22[3,4]	49,000	41,405
Surgery Center Holdings, Inc., 10.00% Sr. Unsec. Nts., 4/15/27[3]	28,000	28,420
Team Health Holdings, Inc., 6.375% Sr. Unsec. Nts., 2/1/25[3]	29,000	18,850
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	94,000	99,993
8.125% Sr. Unsec. Nts., 4/1/22	28,000	30,415
WellCare Health Plans, Inc.:
5.25% Sr. Unsec. Nts., 4/1/25	33,000	34,660
5.375% Sr. Unsec. Nts., 8/15/26[3]	19,000	20,259

		858,481

26          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Pharmaceuticals—0.3%
Bausch Health Cos., Inc.:
5.50% Sr. Sec. Nts., 11/1/25[3]	$24,000	$25,170
5.75% Sr. Sec. Nts., 8/15/27[3]	10,000	10,885
5.875% Sr. Unsec. Nts., 5/15/23[3]	5,000	5,091
6.125% Sr. Unsec. Nts., 4/15/25[3]	39,000	40,584
9.00% Sr. Unsec. Nts., 12/15/25[3]	112,000	126,538
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00% Sr. Unsec. Nts., 7/15/23[3]	37,000	24,651
HLF Financing Sarl LLC/Herbalife International, Inc., 7.25% Sr. Unsec. Nts., 8/15/26[3]	52,000	54,405
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[3]	23,000	21,908

		309,232

Industrials—1.4%
Aerospace & Defense—0.5%
Bombardier, Inc.:
5.75% Sr. Unsec. Nts., 3/15/22[3]	14,000	13,790
6.125% Sr. Unsec. Nts., 1/15/23[3]	39,000	38,220
7.50% Sr. Unsec. Nts., 3/15/25[3]	67,000	64,320
7.875% Sr. Unsec. Nts., 4/15/27[3]	20,000	18,950
8.75% Sr. Unsec. Nts., 12/1/21[3]	11,000	11,687
TransDigm UK Holdings plc, 6.875% Sr. Sub. Nts., 5/15/26	62,000	66,340
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[3]	68,000	73,015
6.50% Sr. Sub. Nts., 7/15/24-5/15/25	31,000	32,184
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	26,000	25,675
7.75% Sr. Unsec. Nts., 8/15/25	61,000	61,153

		405,334

Airlines—0.0%
Air Canada, 7.75% Sr. Unsec. Nts., 4/15/21[3]	35,000	37,669

Building Products—0.0%
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[3]	31,000	32,705
William Lyon Homes, Inc., 6.00% Sr. Unsec. Nts., 9/1/23	9,000	9,360

		42,065

Commercial Services & Supplies—0.2%
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[3]	44,000	44,660
GW B-CR Security Corp., 9.50% Sr. Unsec. Nts., 11/1/27[3]	20,000	20,600
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[3]	11,000	11,687
IAA, Inc., 5.50% Sr. Unsec. Nts., 6/15/27[3]	34,000	36,513
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.75% Sr. Sec. Nts., 4/15/26[3]	14,000	14,394
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[3]	30,000	31,125

		158,979

27          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Electrical Equipment—0.1%
EnerSys, 5.00% Sr. Unsec. Nts., 4/30/23[3]	$54,000	$55,958

Machinery—0.3%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[3]	68,000	64,430
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26	38,000	40,280
Mueller Industries, Inc., 6.00% Sub. Nts., 3/1/27	58,000	59,015
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	73,000	60,042

		223,767

Road & Rail—0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.25% Sr. Unsec. Nts., 3/15/25[3]	14,000	14,332
6.375% Sr. Unsec. Nts., 4/1/24[3]	16,000	16,740
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[3]	69,000	62,704
United Rentals North America, Inc., 5.25% Sr. Unsec. Nts., 1/15/30	18,000	18,990

		112,766

Trading Companies & Distributors—0.2%
AerCap Global Aviation Trust, 6.50% [US0003M+430] Jr. Sub. Nts., 6/15/45[1,3]	32,000	35,240
BMC East LLC, 5.50% Sr. Sec. Nts., 10/1/24[3]	45,000	46,968
Herc Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/15/27[3]	40,000	41,600
United Rentals North America, Inc.:
5.50% Sr. Unsec. Nts., 5/15/27	7,000	7,407
5.875% Sr. Unsec. Nts., 9/15/26	32,000	34,080
6.50% Sr. Unsec. Nts., 12/15/26	27,000	29,329

		194,624

Information Technology—0.3%
Communications Equipment—0.1%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[3]	55,000	49,514
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26	55,000	59,125
7.625% Sr. Unsec. Nts., 6/15/21	29,000	31,320

		139,959

Electronic Equipment, Instruments, & Components—0.1%
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[3]	34,000	35,275
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[3]	22,000	23,100

		58,375

Software—0.0%
Camelot Finance SA, 4.50% Sr. Sec. Nts., 11/1/26[3]	13,000	13,168

Technology Hardware, Storage & Peripherals—0.1%
Dell International LLC/EMC Corp., 7.125% Sr. Unsec. Nts., 6/15/24[3]	49,000	52,013

28          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Materials—1.2%
Chemicals—0.3%
Chemours Co. (The), 7.00% Sr. Unsec. Nts., 5/15/25	$17,000	$16,447
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[3]	34,000	35,663
GCP Applied Technologies, Inc., 5.50% Sr. Unsec. Nts., 4/15/26[3]	36,000	37,080
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[3]	37,000	37,073
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75% Sr. Unsec. Nts., 4/30/26[3]	18,000	18,180
OCI NV, 6.625% Sr. Sec. Nts., 4/15/23[3]	36,000	37,701
Olin Corp., 5.625% Sr. Unsec. Nts., 8/1/29	40,000	41,631
Rayonier AM Products, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[3]	52,000	36,270
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.375% Sr. Unsec. Nts., 9/1/25[3]	25,000	24,250

		284,295

Containers & Packaging—0.2%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[3]	48,000	50,520
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[3]	28,000	26,390
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[3]	3,000	3,085
7.00% Sr. Unsec. Nts., 7/15/24[3]	100,000	103,687
Trivium Packaging Finance BV:
5.50% Sr. Sec. Nts., 8/15/26[3]	15,000	15,769
8.50% Sr. Unsec. Nts., 8/15/27[3]	16,000	17,040

		216,491

Metals & Mining—0.5%
AK Steel Corp., 7.625% Sr. Unsec. Nts., 10/1/21	19,000	18,683
First Quantum Minerals Ltd., 7.50% Sr. Unsec. Nts., 4/1/25[3]	62,000	62,387
Freeport-McMoRan, Inc., 5.40% Sr. Unsec. Nts., 11/14/34	73,000	71,631
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[3]	46,000	47,064
Novelis Corp., 6.25% Sr. Unsec. Nts., 8/15/24[3]	23,000	24,150
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[3]	82,000	70,110
Taseko Mines Ltd., 8.75% Sr. Sec. Nts., 6/15/22[3]	55,000	48,675
Teck Resources Ltd., 6.125% Sr. Unsec. Nts., 10/1/35	34,000	38,281
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[3]	27,000	26,798

		407,779

Paper & Forest Products—0.2%
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	12,000	11,558
6.50% Sr. Unsec. Nts., 2/1/24	38,000	39,283
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[3]	32,000	33,200
Schweitzer-Mauduit International, Inc., 6.875% Sr. Unsec. Nts., 10/1/26[3]	56,000	59,920

		143,961

29          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Telecommunication Services—1.2%
Diversified Telecommunication Services—0.5%
Altice France SA, 7.375% Sr. Sec. Nts., 5/1/26[3]	$47,000	$50,447
CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., Series S, 6/15/21	43,000	45,365
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	57,000	64,837
Cincinnati Bell, Inc.:
7.00% Sr. Unsec. Nts., 7/15/24[3]	33,000	29,948
8.00% Sr. Unsec. Nts., 10/15/25[3]	5,000	4,487
CommScope, Inc.:
6.00% Sr. Sec. Nts., 3/1/26[3]	24,000	24,780
8.25% Sr. Unsec. Nts., 3/1/27[3]	35,000	33,284
Frontier Communications Corp.:
10.50% Sr. Unsec. Nts., 9/15/22	100,000	47,250
11.00% Sr. Unsec. Nts., 9/15/25	41,000	19,373
iHeartCommunications, Inc., 5.25% Sr. Sec. Nts., 8/15/27[3]	25,000	25,855
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	22,000	23,018
5.375% Sr. Unsec. Nts., 5/1/25	39,000	40,414
Telecom Italia Capital SA:
6.375% Sr. Unsec. Nts., 11/15/33	4,000	4,429
7.20% Sr. Unsec. Nts., 7/18/36	30,000	35,100

		448,587

Wireless Telecommunication Services—0.7%
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	87,000	81,780
8.00% Sr. Sec. Nts., 2/15/24[3]	14,000	14,476
8.50% Sr. Unsec. Nts., 10/15/24[3]	31,000	31,300
9.75% Sr. Unsec. Nts., 7/15/25[3]	28,000	29,216
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	27,000	25,718
Oztel Holdings SPC Ltd., 5.625% Sr. Sec. Nts., 10/24/23[3]	30,000	31,408
Sprint Communications, Inc., 11.50% Sr. Unsec. Nts., 11/15/21	21,000	24,386
Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	91,000	97,330
7.625% Sr. Unsec. Nts., 2/15/25-3/1/26	25,000	27,666
7.875% Sr. Unsec. Nts., 9/15/23	117,000	129,431
T-Mobile USA, Inc.:
6.375% Sr. Unsec. Nts., 3/1/25	28,000	29,126
6.50% Sr. Unsec. Nts., 1/15/26	114,000	122,277

		644,114

Utilities—0.4%
Electric Utilities—0.0%
DPL, Inc., 4.35% Sr. Unsec. Nts., 4/15/29[3]	22,000	21,995

Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.875% Sr. Unsec. Nts., 8/20/26	29,000	32,263

30          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Principal Amount	Value
Gas Utilities (Continued)
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50% Sr. Unsec. Nts., 4/15/26[3]	$40,000	$38,388
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50% Sr. Unsec. Nts., 6/1/24	94,000	96,557

		167,208

Independent Power and Renewable Electricity Producers—0.2%
AES Corp., 5.50% Sr. Unsec. Nts., 4/15/25	22,000	22,901
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	29,000	29,542
5.50% Sr. Unsec. Nts., 2/1/24	31,000	31,194
NRG Energy, Inc.:
5.25% Sr. Unsec. Nts., 6/15/29[3]	27,000	29,059
6.625% Sr. Unsec. Nts., 1/15/27	37,000	40,237
7.25% Sr. Unsec. Nts., 5/15/26	17,000	18,679

		171,612

Total Non-Convertible Corporate Bonds and Notes (Cost $27,972,748)		27,801,434

Convertible Corporate Bonds and Notes—2.0%
Colony Capital, Inc., 3.875% Cv. Sr. Unsec. Nts., 1/15/21	2,000	1,970
Colony Financial, Inc., 5.00% Cv. Sr. Unsec. Nts., 4/15/23	19,000	18,598
Royal Bank of Canada, 21.47%, 11/20/19	1,800,000	1,780,836

Total Convertible Corporate Bonds and Notes (Cost $1,820,374)		1,801,404

	Counter- party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 1/15/20 Put (Cost $8,400)	CITNA-B	Sell	Markit CDX North America High Yield Index, Series 33, Version 1	5.000%	1/15/20	USD 1,000	9,145

	Shares
Investment Companies—19.8%
Alerian MLP Exchange Traded Fund	108,500	926,591
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[8]	2,066,696	2,066,696
Invesco Oppenheimer Senior Floating Rate Fund[9]	1,586,100	11,800,581
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	18,400	2,090,239
Vanguard Real Estate Exchange Traded Fund	7,700	726,110

Total Investment Companies (Cost $18,467,091)		17,610,217

Total Investments, at Value (Cost $86,387,765)	96.4%	85,789,323
Net Other Assets (Liabilities)	3.6	3,215,365

Net Assets	100.0%	$89,004,688

31          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments

1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

2. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,646,461. See Note 6 of the accompanying Notes.

3. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $24,745,379, which represented 27.80% of the Fund’s Net Assets.

4. Interest or dividend is paid-in-kind, when applicable.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

8. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares October 31, 2019
Investment Company
OFI Carlyle Private Credit Fund	—	265,164	265,164	—
Invesco Oppenheimer Preferred Securities & Income Fund	—	454,369	454,369	—
Invesco Oppenheimer Emerging Markets Local Debt Fund	—	195,730	195,730	—
Invesco Oppenheimer Global High Yield Fund	1,013,786	14,703	1,028,489	—
Invesco Oppenheimer Macquarie Global Infrastructure Fund	—	414,349	414,349	—
Invesco Oppenheimer Master Event-Linked Bond Fund	895,202	—	895,202	—
Invesco Oppenheimer Senior Floating Rate Fund	2,504,265	117,661	1,035,826	1,586,100

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
OFI Carlyle Private Credit Fund	$—	$218,203	$(180,641)	$—
Invesco Oppenheimer Preferred Securities & Income Fund	—	48,472	96,532	—
Invesco Oppenheimer Emerging Markets Local Debt Fund	—	35,279	53,105	—
Invesco Oppenheimer Global High Yield Fund	—	138,349	(578,287)	472,702

32          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Footnotes to Schedule of Investments (Continued)

Invesco Oppenheimer Macquarie Global Infrastructure Fund	$—	$52,325		$439,152		$—
Invesco Oppenheimer Master Event-Linked Bond Fund	—	531,220	[a,b]	(2,250,970)	[a]	1,462,336	[a]
Invesco Oppenheimer Senior Floating Rate Fund	11,800,581	975,583		(470,026)		(859,858)

Total	$11,800,581	$1,999,431		$(2,891,135)		$1,075,180

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

b. Net of expenses allocated to the fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$58,175,737	67.8%
Canada	4,320,089	5.0
Switzerland	3,560,997	4.2
France	1,927,318	2.2
United Kingdom	1,837,794	2.1
Indonesia	1,062,099	1.2
Colombia	873,154	1.0
Turkey	852,747	1.0
Mexico	771,625	0.9
Saudi Arabia	760,246	0.9
Oman	758,494	0.9
Dominican Republic	603,455	0.7
Brazil	572,206	0.7
Russia	554,533	0.6
Sri Lanka	542,047	0.6
Angola	525,631	0.6
Ghana	521,851	0.6
Ecuador	515,424	0.6
Qatar	477,722	0.6
Germany	460,915	0.5
South Africa	454,615	0.5
Trinidad & Tobago	447,742	0.5
Bolivia	421,268	0.5
Uruguay	400,748	0.5
Romania	383,607	0.4
Luxembourg	300,711	0.4
Netherlands	289,622	0.3
Mongolia	271,430	0.3
Malaysia	261,513	0.3
Morocco	253,814	0.3
Gabon	249,469	0.3
Slovakia	232,859	0.3
UAE	231,437	0.3
Nigeria	220,764	0.3
Pakistan	218,831	0.3

33          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Tunisia	$215,419	0.3%
Egypt	212,058	0.3
Peru	156,988	0.2
Bermuda	134,076	0.2
Philippines	129,083	0.2
Hungary	98,834	0.1
Poland	96,106	0.1
Ireland	85,760	0.1
Zambia	62,387	0.1
Macau	55,300	0.1
China	46,441	0.1
Italy	39,529	0.0
Spain	31,000	0.0
Austria	30,845	0.0
India	26,798	0.0
Hong Kong	20,909	0.0
Australia	18,180	0.0
Belgium	17,096	0.0

Total	$85,789,323	100.0%

Futures Contracts as of October 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index	Buy	12/20/19	16	USD 1,226	$1,250,720	$25,034
Euro Stoxx 50	Buy	12/20/19	107	EUR 4,182	4,306,876	125,297
Euro-BUND	Sell	12/6/19	6	EUR 1,161	1,149,384	11,484
FTSE 100 Index	Buy	12/20/19	53	GBP 5,022	4,974,636	(46,949)
Hang Seng Index	Buy	11/28/19	8	HKD 1,370	1,377,446	7,071
Long Gilt	Buy	12/27/19	14	GBP 2,429	2,409,040	(19,894)
S&P 500 E-Mini Index	Buy	12/20/19	27	USD 4,055	4,098,263	43,065
Topix Index	Buy	12/12/19	32	JPY 4,577	4,944,162	367,652
United States Treasury Long Bonds	Sell	12/19/19	4	USD 643	645,500	(2,623)

						$510,137

Over-the-Counter Credit Default Swaptions Written at October 31, 2019

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s	)	Premiums Received	Value
			Markit CDX North America High Yield Index,
Credit Default Swap			Series 33,
maturing 1/15/20 Put CITNA-B		Sell	Version 1	5.000%	1/15/20	USD 1,000		$3,325	$(3,788)

34          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Over-the-Counter Total Return Swaps at October 31, 2019

Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Iboxx USD Liquid Level Loans Index	MSCO	Receive	Three-Month USD BBA LIBOR	12/20/19	USD 115	$(241)	$(241)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BUND	German Federal Obligation
EUSA5	EUR Swap Annual 5 Year
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	International Exchange London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

35          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $71,579,821)	$71,922,046
Affiliated companies (cost $14,807,944)	13,867,277

85,789,323
Cash	4,620,093
Cash—foreign currencies (cost $29,387)	29,476
Receivables and other assets:
Investments sold	1,658,555
Interest and dividends	657,533
Variation margin receivable - futures contracts	249,989
Shares of beneficial interest sold	17,999
Other	27,550

Total assets	93,050,518
Liabilities
Swaps, at value	241
Swaptions written, at value (premiums received $3,325)	3,788
Payables and other liabilities:
Investments purchased	3,789,695
Shareholder communications	25,313
Distribution and service plan fees	17,861
Shares of beneficial interest redeemed	13,296
Transfer and shareholder servicing agent fees	10,822
Trustees’ compensation	2,332
Advisory fees	1,449
Administration fees	15
Other	181,018

Total liabilities	4,045,830
Net Assets	$89,004,688

Composition of Net Assets

Shares of beneficial interest	$97,460,948
Total accumulated loss	(8,456,260)

Net Assets	$89,004,688

36          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $59,118,160 and 6,560,211 shares of beneficial interest outstanding)	$9.01

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$9.41

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,450,324 and 606,044 shares of beneficial interest outstanding)	$8.99

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,608,618 and 178,655 shares of beneficial interest outstanding)	$9.00

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $22,326,479 and 2,478,078 shares of beneficial interest outstanding)	$9.01

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,969 and 1,106 shares of beneficial interest outstanding)	$9.01

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $491,138 and 54,527 shares of beneficial interest outstanding)	$9.01

See accompanying Notes to Financial Statements.

37        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 9,888)	$1,770,031
Affiliated companies	1,552,763
Interest:
Unaffiliated companies (net of foreign withholding taxes of $ 5,633)	861,349
Affiliated companies	528,041

Total investment income	4,712,184
Expenses
Advisory fees	523,388
Administration fees	5,448
Distribution and service plan fees:
Class A	111,106
Class C	66,836
Class R	7,398
Transfer and shareholder servicing agent fees:
Class A	79,383
Class C	9,133
Class R	1,926
Class Y	24,787
Class R5	1
Class R6	104
Shareholder communications:
Class A	20,270
Class C	3,650
Class R	1,060
Class Y	9,322
Class R5	3
Class R6	302
Registration fees	86,803
Custodian fees and expenses	80,932
Legal, auditing and other professional fees	50,148
Trustees’ compensation	7,207
Other	6,140

Total expenses	1,095,347
Less waivers, reimbursement of expenses and offset arrangement(s)	(742,438)

Net expenses	352,909

Net Investment Income	4,359,275

38        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(1,362,780)
Affiliated companies	(2,891,135)
Futures contracts	(1,848,695)
Foreign currency transactions	(65,657)
Swap contracts	58,945

Net realized loss	(6,109,322)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	2,254,208
Affiliated companies	1,075,180
Translation of assets and liabilities denominated in foreign currencies	484
Futures contracts	2,013,349
Swap contracts	(22,579)
Swaption contracts written	(463)

Net change in unrealized appreciation/(depreciation)	5,320,179

Net Increase in Net Assets Resulting from Operations	$3,570,132

See accompanying Notes to Financial Statements.

39        INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018

Operations
Net investment income	$4,359,275	$4,733,101

Net realized gain (loss)	(6,109,322)	(1,584,705)

Net change in unrealized appreciation/(depreciation)	5,320,179	(3,952,132)

Net increase (decrease) in net assets resulting from operations	3,570,132	(803,736)

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(2,999,839)	(2,704,559)
Class C	(287,738)	(280,773)
Class R	(68,010)	(51,743)
Class Y	(997,543)	(1,006,110)
Class R5	(210)	—
Class R6	(27,069)	(68,614)

Total distributions from distributable earnings	(4,380,409)	(4,111,799)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,734,551)	(3,492,951)
Class C	(2,355,141)	1,510,756
Class R	102,869	387,320
Class Y	4,667,375	(10,220,608)
Class R5	10,000	—
Class R6	(825,211)	1,351,427

Total beneficial interest transactions	(1,134,659)	(10,464,056)

Net Assets
Total decrease	(1,944,936)	(15,379,591)

Beginning of period	90,949,624	106,329,215

End of period	$89,004,688	$90,949,624

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended October 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

40          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.56	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.45	0.44	0.36	0.41	0.38
Net realized and unrealized gain (loss)	(0.07)	(0.54)	0.11	0.08	(0.51)

Total from investment operations	0.38	(0.10)	0.47	0.49	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.38)	(0.43)	(0.43)	(0.36)
Tax return of capital distribution	0.00	0.00	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.45)	(0.38)	(0.48)	(0.43)	(0.36)

Net asset value, end of period	$9.01	$9.08	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.34%	(1.12)%	5.04%	5.37%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,118	$62,382	$69,141	$51,716	$48,077

Average net assets (in thousands)	$60,099	$67,579	$59,340	$48,887	$49,189

Ratios to average net assets:[5]
Net investment income	4.97%[6]	4.61%[6]	3.72%[6]	4.40%[6]	4.21%[6]
Expenses excluding specific expenses listed below	1.21%	1.18%[7]	1.27%[7]	1.38%[7]	1.21%[7]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[8]	0.00%[8]

Total expenses[9]	1.21%	1.18%[7]	1.27%[7]	1.38%[7]	1.21%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.38%	0.59%[7]	0.86%[7]	0.94%[7]	0.79%[7]

Portfolio turnover rate[10]	169%	68%	41%	71%	18%

41          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended October 31, 2019	1.67%
Year Ended October 31, 2018	1.53%
Year Ended October 31, 2017	1.56%
Year Ended October 31, 2016	1.74%
Period Ended October 30, 2015	1.58%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

42          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class C	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.54	$9.56	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.37	0.36	0.28	0.35	0.29
Net realized and unrealized gain (loss)	(0.07)	(0.52)	0.11	0.07	(0.50)
Total from investment operations	0.30	(0.16)	0.39	0.42	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.31)	(0.37)	(0.37)	(0.28)
Tax return of capital distribution	0.00	0.00	(0.04)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.38)	(0.31)	(0.41)	(0.37)	(0.28)
Net asset value, end of period	$8.99	$9.07	$9.54	$9.56	$9.51

Total Return, at Net Asset Value[4]	3.44%	(1.79)%	4.16%	4.55%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,450	$7,861	$6,802	$1,047	$119
Average net assets (in thousands)	$6,684	$8,652	$3,568	$502	$71
Ratios to average net assets:[5]
Net investment income	4.17%[6]	3.81%[6]	2.93%[6]	3.69%[6]	3.31%[6]
Expenses excluding specific expenses listed below	2.05%	2.12%[7]	2.36%[7]	2.67%[7]	5.29%[7]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[8]	0.00%[8]
Total expenses[9]	2.05%	2.12%[7]	2.36%[7]	2.67%[7]	5.29%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.39%[7]	1.65%[7]	1.69%[7]	1.68%[7]
Portfolio turnover rate[10]	169%	68%	41%	71%	18%

43          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended October 31, 2019	2.51%
Year Ended October 31, 2018	2.47%
Year Ended October 31, 2017	2.65%
Year Ended October 31, 2016	3.03%
Period Ended October 30, 2015	5.66%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

44          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class R	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.55	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.42	0.41	0.33	0.40	0.34
Net realized and unrealized gain (loss)	(0.08)	(0.53)	0.10	0.07	(0.50)
Total from investment operations	0.34	(0.12)	0.43	0.47	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.35)	(0.41)	(0.41)	(0.33)
Tax return of capital distribution	0.00	0.00	(0.04)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.42)	(0.35)	(0.45)	(0.41)	(0.33)
Net asset value, end of period	$9.00	$9.08	$9.55	$9.57	$9.51

Total Return, at Net Asset Value[4]	3.94%	(1.30)%	4.62%	5.13%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,609	$1,516	$1,207	$713	$163
Average net assets (in thousands)	$1,481	$1,381	$900	$315	$56
Ratios to average net assets:[5]
Net investment income	4.67%[6]	4.31%[6]	3.41%[6]	4.27%[6]	3.89%[6]
Expenses excluding specific expenses listed below	1.56%	1.65%[7]	1.95%[7]	2.00%[7]	4.14%[7]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[8]	0.00%[8]
Total expenses[9]	1.56%	1.65%[7]	1.95%[7]	2.00%[7]	4.14%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.89%[7]	1.17%[7]	1.12%[7]	1.18%[7]
Portfolio turnover rate[10]	169%	68%	41%	71%	18%

45          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended October 31, 2019	2.02%
Year Ended October 31, 2018	2.00%
Year Ended October 31, 2017	2.24%
Year Ended October 31, 2016	2.36%
Period Ended October 30, 2015	4.51%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

46          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class Y	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.56	$9.57	$9.51	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.46	0.46	0.38	0.45	0.38
Net realized and unrealized gain (loss)	(0.06)	(0.54)	0.11	0.06	(0.51)

Total from investment operations	0.40	(0.08)	0.49	0.51	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.40)	(0.45)	(0.45)	(0.36)
Tax return of capital distribution	0.00	0.00	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.47)	(0.40)	(0.50)	(0.45)	(0.36)

Net asset value, end of period	$9.01	$9.08	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.56%	(0.91)%	5.23%	5.57%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,326	$17,860	$29,074	$153	$43

Average net assets (in thousands)	$19,329	$24,003	$9,580	$73	$21

Ratios to average net assets:[5]
Net investment income	5.17%[6]	4.81%[6]	3.96%[6]	4.72%[6]	4.28%[6]
Expenses excluding specific expenses listed below	1.04%	1.11%[7]	1.19%[7]	1.39%[7]	1.26%[7]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[8]	0.00%[8]

Total expenses[9]	1.04%	1.11%[7]	1.19%[7]	1.39%[7]	1.26%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%	0.39%[7]	0.62%[7]	0.66%[7]	0.73%[7]

Portfolio turnover rate[10]	169%	68%	41%	71%	18%

47          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended October 31, 2019	1.50%
Year Ended October 31, 2018	1.46%
Year Ended October 31, 2017	1.48%
Year Ended October 31, 2016	1.75%
Period Ended October 30, 2015	1.63%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

48          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Class R5	Period Ended October 31, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$9.04

Income (loss) from investment operations:
Net investment income[2]	0.21
Net realized and unrealized loss	(0.05)

Total from investment operations	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)
Tax return of capital distribution	0.00

Total dividends and/or distributions to shareholders	(0.19)

Net asset value, end of period	$9.01

Total Return, at Net Asset Value[3]	1.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4]
Net investment income	5.17%[5]
Expenses excluding specific expenses listed below	0.95%
Interest and fees from borrowings	0.00%

Total expenses[6]	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%

Portfolio turnover rate[7]	169%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended October 31, 2019	1.41%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

49          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.09	$9.56	$9.57	$9.51	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.47	0.46	0.39	0.44	0.40
Net realized and unrealized gain (loss)	(0.08)	(0.52)	0.11	0.07	(0.51)
Total from investment operations	0.39	(0.06)	0.50	0.51	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.41)	(0.46)	(0.45)	(0.38)
Tax return of capital distribution	0.00	0.00	(0.05)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.47)	(0.41)	(0.51)	(0.45)	(0.38)
Net asset value, end of period	$9.01	$9.09	$9.56	$9.57	$9.51

Total Return, at Net Asset Value[4]	4.52%	(0.76)%	5.28%	5.62%	(1.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$491	$1,331	$105	$10	$10
Average net assets (in thousands)	$546	$1,590	$17	$9	$10
Ratios to average net assets:[5]
Net investment income	5.22%[6]	4.85%[6]	4.05%[6]	4.65%[6]	4.43%[6]
Expenses excluding specific expenses listed below	0.91%	0.98%[7]	0.98%[7]	1.16%[7]	0.98%[7]
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[8]	0.00%[8]
Total expenses[9]	0.91%	0.98%[7]	0.98%[7]	1.16%[7]	0.98%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.13%	0.34%[7]	0.53%[7]	0.69%[7]	0.56%[7]
Portfolio turnover rate[10]	169%	68%	41%	71%	18%

50          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 1, 2014 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended October 31, 2019	1.37%
Year Ended October 31, 2018	1.33%
Year Ended October 31, 2017	1.27%
Year Ended October 31, 2016	1.52%
Period Ended October 30, 2015	1.35%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

51          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Multi-Asset Income Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund at an equal net asset value of the Acquired Fund’s shares on the Reorganization Date. The net asset value on Reorganization Date for Class A, Class C, Class R, Class Y and Class I was $9.04, $9.02,

$9.04, $9.05 and $9.04, respectively. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished

52          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments

53          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the

54          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

55          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,042,098	$—	$9,192,354	$306,390

1. At period end, the Fund had $9,190,751 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $1,603 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Loss

$481	$481

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2019	Year Ended October 31, 2018

Distributions paid from:
Ordinary income	$4,380,409	$4,111,799

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

56          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Federal tax cost of securities	$86,473,474
Federal tax cost of other investments	131,848

Total federal tax cost	$86,605,322

Gross unrealized appreciation	$1,352,254
Gross unrealized depreciation	(1,658,644)

Net unrealized depreciation	$(306,390)

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from

57          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant

58          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

(broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin

59          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile

60          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be

61          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.45

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

62          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

For the year ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.59% annualized.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $293,781 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/ or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.95%, 1.75%, 1.25%, 0.75%, 0.75% and 0.70%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $217,818 and reimbursed fund expenses of $351,133, $41,101, $9,449, $119,652, $27 and $2,879 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class R, Class Y and Class R6 shares to 0.95%, 1.75%, 1.25%, 0.75% and 0.70%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs

63          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $1,509 in front-end sales commissions from the sale of Class A shares and $112 from Class C shares, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $6,501 in front–end sales commissions from the sale of Class A shares and $50 and $356 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

64          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Preferred Stocks	$19,136,758	$—	$—	$19,136,758
U.S. Government Obligation	—	5,858,657	—	5,858,657
Foreign Government Obligations	—	13,571,708	—	13,571,708
Non-Convertible Corporate Bonds and Notes	—	27,801,434	—	27,801,434
Convertible Corporate Bonds and Notes	—	1,801,404	—	1,801,404

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NOTES TO FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Over-the-Counter Currency Swaption
Purchased	$—	$9,145	$—	$9,145
Investment Companies	17,610,217	—	—	17,610,217

Total Investments, at Value	36,746,975	49,042,348	—	85,789,323
Other Financial Instruments:
Futures contracts	579,603	—	—	579,603

Total Assets	$37,326,578	$49,042,348	$—	$86,368,926

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(241)	$—	$(241)
Futures contracts	(69,466)	—	—	(69,466)
Swaptions written, at value	—	(3,788)	—	(3,788)

Total Liabilities	$(69,466)	$(4,029)	$—	$(73,495)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

66          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Citibank NA	$9,145	$(3,788)	$–	$–	$5,357

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Citibank NA	$ (3,788)	$3,788	$–	$–		$–
Morgan Stanley Capital Services, Inc.	(241)	–	–	–		(241)

	$ (4,029)	$3,788	$–	$–	$	(241)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	—		Swaps, at value	$241
Equity contracts	Futures contracts	$568,119	[1]	Futures contracts	46,949	[1]
Interest rate contracts Futures contracts		11,484	[1]	Futures contracts	22,517	[1]
Credit contracts	Swaptions written			Swaptions written	3,788
Credit contracts	Investments, at value	9,145	[2]	Investments, at value	—

Total		$588,748			$73,495

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NOTES TO FINANCIAL STATEMENTS Continued

1. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

2. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Year Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$58,945	$58,945
Equity contracts	(1,641,809)	—	(1,641,809)
Interest rate contracts	(206,886)	—	(206,886)

Total	$(1,848,695)	$58,945	$(1,789,750)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts	Futures contracts	Swap contracts	Total

Credit contracts	$745	$(463)	$—	$(22,579)	$(22,297)
Currency contracts	—	—	—	—	(463)
Equity contracts	—	—	1,296,479	—	1,296,479
Interest rate contracts	—	—	716,870	—	716,870

Total	$745	$(463)	$2,013,349	$(22,579)	$1,991,052

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the year ended average notional value of futures contracts, swap agreements and swaptions purchased during the period.

	Futures contracts	Purchased swaptions	Written swaptions	Swaps

Average notional amount	20,566,149	$1,000,000	$1,000,000	$711,000

Note 5 – Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $379.

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Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $136,392,020 and $156,546,972, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 9- Share Information

Transactions in shares of beneficial interest were as follows:

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NOTES TO FINANCIAL STATEMENTS Continued

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Class A
Sold	394,799	$3,543,205	1,212,837	$11,680,664
Automatic conversion
Class C to Class A Shares	121,976	1,108,014	—	—
Dividends and/or distributions reinvested	117,240	1,042,126	101,103	958,580
Redeemed	(940,810)	(8,427,896)	(1,681,973)	(16,132,195)

Net increase (decrease)	(306,795)	$(2,734,551)	(368,033)	$(3,492,951)

Class C
Sold	109,519	$974,164	404,297	$3,875,281
Dividends and/or distributions reinvested	29,850	264,332	27,542	260,727
Automatic conversion	(122,245)	(1,108,014)	—	—
Class C to Class A Shares
Redeemed	(277,908)	(2,485,623)	(277,974)	(2,625,252)

Net increase (decrease)	(260,784)	$(2,355,141)	153,865	$1,510,756

Class R
Sold	38,263	$341,524	67,901	$649,655
Dividends and/or distributions reinvested	6,871	61,160	4,655	44,070
Redeemed	(33,492)	(299,815)	(31,940)	(306,405)

Net increase (decrease)	11,642	$102,869	40,616	$387,320

Class Y
Sold	1,280,758	$11,513,572	1,628,460	$15,702,422
Dividends and/or distributions reinvested	111,804	994,951	105,681	1,004,473
Redeemed	(880,745)	(7,841,148)	(2,810,353)	(26,927,503)

Net increase (decrease)	511,817	$4,667,375	(1,076,212)	$(10,220,608)

Class R5[2]
Sold	1,106	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	1,106	$10,000	—	$—

Class R6
Sold	2,186	$19,857	255,071	$2,479,376
Dividends and/or distributions reinvested	2,986	26,596	7,213	68,208
Redeemed	(97,088)	(871,664)	(126,803)	(1,196,157)

Net increase (decrease)	(91,916)	$(825,211)	135,481	$1,351,427

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

70          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

2. Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11 – Subsequent Event

  The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Global Multi-Asset Income Fund (the “Fund”) would transfer all of its assets and liabilities to Invesco Multi-Asset Income Fund (the “Acquiring Fund”).

  Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

71          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Global Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Global Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statements of operations and of changes in net assets for the year ended October 31, 2019, including the related notes, and the financial highlights for each of the periods ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and changes in its net assets for the year ended October 31, 2019 and the financial highlights for each of the periods ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Global Multi-Asset Income Fund (formerly known as Oppenheimer Global Multi-Asset Income Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management,

72          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

73          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

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FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 10.94% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $624,938 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,683,239 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

75          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Multi-Asset Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers), and (vi) an initial sub-advisory contract with Barings, LLC (Barings) (collectively, the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers and Barings is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. With respect to Barings, the Board considered the information provided to the Board of Trustees of the Acquired Fund in connection with its most recent annual review process for the Acquired Fund, as well as a representation from Barings that there had been no material changes to that information that would be relevant to the Board’s consideration

76          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

of the sub-advisory contract with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers, the Affiliated Sub-Advisers and Barings

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

77          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers and Barings under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers and Barings who provide these services. The Board noted the Affiliated Sub-Advisers’ and Barings’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers and Barings have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board noted that Barings can provide research, security selection and portfolio management services specific to real estate securities but does not currently provide certain trading and oversight services to the Fund. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers and Barings in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers and Barings are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of

78          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers and Barings pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers and Barings pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers and Barings as well as the additional services described herein other than day-to-day portfolio management.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board also considered information provided regarding the profitability of Barings in providing portfolio management and other services to the Fund. The Board received information from Invesco Advisers demonstrating that Invesco Advisers, the Affiliated Sub-Advisers and Barings are

79          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other

Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that Barings does not currently participate in soft dollar arrangements for the Fund.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

80          OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

81          INVESCO OPPENHEIMER INTERNATIONAL GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

82          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

83          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

84          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

85          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

86          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non- profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

87          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

88          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

89          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

90          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

91          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

92          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

93          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the

Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W. Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment

Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers

LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

JPMorgan Chase Bank

4 Chase Metro Tech

Center

Brooklyn, NY 11245

94          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

[1]	NTD

95          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

96          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

97          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

98          INVESCO OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾   Fund  reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078,

Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLMAI-AR- 1 12272019

Annual Report	10/31/2019

Invesco

Oppenheimer

Macquarie Global

Infrastructure Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

* Prior to November 18, 2019, the Fund’s name was Invesco Oppenheimer Macquarie Global Infrastructure Fund. Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Macquarie Global Infrastructure Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Effective as of November 18, 2019, Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust, no longer serves as the Fund’s sub-adviser and the Fund’s name has been changed to “Invesco Oppenheimer Global Infrastructure Fund. “Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P Global Infrastructure Index	MSCI World Index
1-Year	17.24%	10.82%	19.94%	12.69%
Since Inception (5/26/16)	7.45	5.70	8.29	10.89

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Performance Discussion

For the one-year reporting period ended October 31, 2019, the Fund’s Class A shares (without sales charge) returned 17.24%. While the S&P Global Infrastructure Index (the “Index”) returned 19.94%. Past performance is not a guide to future returns.

MARKET OVERVIEW

Market volatility returned in the last quarter of 2018 arising from a combination of factors including higher bond yields, trade tensions escalating between the US and China, and some disappointing earnings guidance. November was a volatile month for markets as trade tensions, weakness in oil, and the US Federal Reserve (US Fed) dominated headlines amongst the completions of an earnings season that provided weaker guidance. The volatility in markets persisted through December, as market sentiment was impacted by events including the US Federal Reserve

(Fed) rate hike, the partial US government shutdown, Brexit concerns and weakness in the oil market.

Markets posted a strong rebound in the first quarter of this year for risk assets, with US equities posting their biggest one month gain in January since 1987. These market moves were brought on by support from the European Central Bank (ECB), the US Federal Reserve (Fed) and the Chinese Government which led risk assets to rally and yield curves to flatten, as investors digested what this

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

means against a slowing global economic backdrop.

The positive momentum for risk assets continued until May, which was a weaker month for risk assets amidst an escalation in trade tensions but ultimately, a weaker economic outlook was met with an increase in the dovish tone emanating from global central banks which drove risk assets to perform well through quarter-end.

On the back of weaker global PMI and US jobs data in May and June, central banks globally maintained dovish rhetoric. After bond yields plunged dramatically over the summer, September witnessed a correction, though it faltered fairly quickly. Better economic data ignited the correction, fueled by speculation that Germany would ease fiscal policy and furthered by rumors that the upcoming European Central Bank (ECB) meeting would disappoint. However, the month was later characterized by weaker economic data and central bank easing from the ECB and the US Federal Reserve. This combined to re-establish the trend toward lower bond yields.

The trade dispute between the US and China is never far from the mind of financial markets and the battle rages between hopes for a near term resolution, and the reality of more tariffs being imposed and stand-offs in negotiations. Global trade data continues to deteriorate, and this is pulling the global manufacturing sector towards recession. While this fact is driving the pivot by central banks in 2019 back to easier policy, the resilience of the larger services sector and labor markets is tempering enthusiasm within central banks to pursue an aggressive easing of policy. Financial markets expect the trend toward easier policy to continue and therefore the focus will be on the services and labor data to maintain resilience to confound market expectations.

FUND REVIEW

The Fund invests in companies that own and/or operate infrastructure assets that provide essential services, have strong strategic positions, and are able to generate sustainable and growing cash flow streams for shareholders.

The Electric Utilities sector was the largest detractor from performance, driven by exposure to the California utility companies, PG&E and Edison International. In November, wildfires north of San Francisco and near Los Angeles, covering about 250,000 acres overall, forced the evacuation of more than 150,000 people in the state. PG&E declined significantly amid speculation utility equipment may have caused the devastating wildfires. In early 2019, the company announced and filed for bankruptcy as it faces tens of billions of dollars in potential liability. While it appeared that laws and regulation were in place or being created to alleviate any market uncertainty, growing concerns around the company proved too great and they proceeded with the filing.

6      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Our overweight to the Water Utilities sector was the largest contributor to outperformance. Sanepar, a Brazilian water utility, was up on the back of general strength in the Brazilian equity markets caused by the presidential election victory of Jair Bolsonaro and market friendly comments from the new state governor, easing concerns about political instability and interference in state regulation. In addition, in December, the company announced a new CEO, Claudio Stabile, who is expected to carry forward the governor-elect’s agenda preserving contracts/regulatory frameworks and increasing the efficiency of state-owned enterprises.

Another detractor to performance was stock selection in the Highway & Railtracks sector led by our position in Mexican toll road operator Aleatica. At the start of the year, the company reported its FY 2018 results, and the implied Q4 2018 numbers were lower than estimated. This was driven by weaker than expected traffic growth on the main highway concession, Conmex. Additionally, there remains uncertainty for 2019, not only from the traffic development, but also from the political uncertainty in Mexico (though the company is confident that they can navigate the political situation).

Another large contributor to outperformance was our underweight in the Airport Services sector. For much of 2017, the Airport sector was a strong performer on the back of robust traffic growth momentum. While the first half of 2018 maintained this momentum and positive earnings, volume growth momentum softened in the first half of 2019. In addition, the non-aero revenue at the airports (i.e. retail shopping) remains weak, with most airports still reporting a year over year decline in spend per passenger at the Q3 results. We maintain the view that the momentum was unduly strong but may look to opportunistically add to the sector if weakness persists. Positive attribution within the sector was also supported by our overweight positions in Sydney Airport and ENAV, an Italian air-traffic controller.

STRATEGY & OUTLOOK

Weakening economic growth rates tend not to impact infrastructure assets as readily given their essential service nature. The use of water, electricity, gas and transportation infrastructure has a structural resilience given the importance of these functions in the daily lives and operations of individuals and businesses. We continue to target well positioned infrastructure assets as we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Darin Turner, Portfolio Manager1

Mark Blackburn, Portfolio Manager1

James Cowen, Portfolio Manager1

Paul Curbo, Portfolio Manager1

Grant Jackson, Portfolio Manager1

Joe Rodriguez, Jr., Portfolio Manager1

7      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Ping-Yang Wang, Portfolio Manager1

1. The portfolio managers began managing the fund on November 18, 2019, prior to this date the fund was managed by portfolio managers employed by the fund’s sub-adviser, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust.

8      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Transurban Group	5.7%
Cheniere Energy, Inc.	5.3
Atlantia SpA	5.2
Sempra Energy	5.0
National Grid plc	4.8
TC Energy Corp.	4.3
Sydney Airport	4.2
Williams Cos., Inc. (The)	4.1
NextEra Energy, Inc.	4.1
Enbridge, Inc.	3.3

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019 and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	37.2%
Australia	13.5
Italy	12.1
United Kingdom	10.0
Canada	8.8
France	2.9
Spain	2.7
Switzerland	2.5
Hong Kong	2.4
Brazil	1.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019 and are based on net assets.

TOP COMMON STOCK INDUSTRIES

Transportation Infrastructure	23.5%
Oil, Gas & Consumable Fuels	23.1
Electric Utilities	16.7
Multi-Utilities	11.7
Water Utilities	7.0
Gas Utilities	6.4
Road & Rail	1.8
Independent Power and Renewable Electricity Producers	1.6
Construction & Engineering	1.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019 and are based on net assets.

For more current Fund holdings, please visit invesco.com.

9      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	Since Inception
Class A (OQGAX)	5/26/16	17.24%	7.45%
Class C (OQGCX)	5/26/16	16.26	6.58
Class R (OQGRX)	5/26/16	16.93	7.14
Class Y (OQGYX)	5/26/16	17.50	7.70
Class R5 (GBITX)[1]	5/24/19	17.34	7.48
Class R6 (OQGIX)[2]	5/26/16	17.66	7.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	Since Inception
Class A (OQGAX)	5/26/16	10.82%	5.70%
Class C (OQGCX)	5/26/16	15.26	6.58
Class R (OQGRX)	5/26/16	16.93	7.14
Class Y (OQGYX)	5/26/16	17.50	7.70
Class R5 (GBITX)[1]	5/24/19	17.34	7.48
Class R6 (OQGIX)[2]	5/26/16	17.66	7.81

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

10      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

The Fund’s performance is compared to the performance of the S&P Global Infrastructure Index and the MSCI World Index. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The MSCI World Index is an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$ 1,000.00	$ 1,054.50	$ 6.96
Class C	1,000.00	1,048.70	11.16
Class R	1,000.00	1,052.20	8.52
Class Y	1,000.00	1,054.80	5.66
Class R5	1,000.00	1,055.30	4.74
Class R6	1,000.00	1,055.40	5.19
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.45	6.84
Class C	1,000.00	1,014.37	10.97
Class R	1,000.00	1,016.94	8.37
Class Y	1,000.00	1,019.71	5.56
Class R5	1,000.00	1,019.91	5.36
Class R6	1,000.00	1,020.16	5.10

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.34%
Class C	2.15
Class R	1.64
Class Y	1.09
Class R5	1.05
Class R6	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

13      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value
Common Stocks—93.0%
Energy—23.1%
Oil, Gas & Consumable Fuels—23.1%
Cheniere Energy, Inc.[1]	111,000	$6,832,050
Enbridge, Inc.[2]	81,563	2,970,600
Enbridge, Inc.[2]	32,662	1,189,223
Energy Transfer LP	87,100	1,096,589
Enterprise Products Partners LP	67,700	1,762,231
Kinder Morgan, Inc.	98,000	1,958,040
Koninklijke Vopak NV	26,293	1,444,023
Pembina Pipeline Corp.	44,392	1,562,871
TC Energy Corp.	108,060	5,446,893
Williams Cos., Inc. (The)	235,600	5,256,236
		29,518,756
Industrials—26.5%
Construction & Engineering—1.2%
Vinci SA	13,397	1,503,672
Road & Rail—1.8%
East Japan Railway Co.	25,800	2,341,531
Transportation Infrastructure—23.5%
Aeroports de Paris	11,645	2,216,011
Atlantia SpA	268,878	6,665,421
Atlas Arteria Ltd.	448,544	2,480,506
Enav SpA[3]	502,577	2,929,584
Flughafen Zurich AG	17,682	3,185,628
Sydney Airport	881,682	5,323,588
Transurban Group	708,164	7,232,640
		30,033,378
Utilities—43.4%
Electric Utilities—16.7%
American Electric Power Co., Inc.	7,700	726,803
CLP Holdings Ltd.	297,500	3,084,130
Enel SpA	270,110	2,091,639
Eversource Energy	29,100	2,436,834
Iberdrola SA	335,725	3,448,389
NextEra Energy, Inc.	21,800	5,195,812
Spark Infrastructure Group	878,071	1,218,983
Terna Rete Elettrica Nazionale SpA	473,121	3,128,038
		21,330,628

	Shares	Value
Gas Utilities—6.4%
APA Group	111,080	$890,516
Atmos Energy Corp.	13,100	1,473,488
Infraestructura Energetica Nova SAB de CV1	441,800	1,952,863
Snam SpA	129,765	667,769
Southwest Gas Holdings, Inc.	36,593	3,194,569
		8,179,205
Independent Power and Renewable Electricity Producers—1.6%
China Longyuan Power Group Corp. Ltd., Cl. H	1,522,000	822,270
Huadian Fuxin Energy Corp. Ltd., Cl. H	6,132,000	1,186,046
		2,008,316
Multi-Utilities—11.7%
Dominion Energy, Inc.	29,300	2,418,715
National Grid plc	520,621	6,086,219
Sempra Energy	44,300	6,401,793
		14,906,727
Water Utilities—7.0%
Compania de Saneamento do Parana	103,720	2,358,625
Severn Trent plc	136,219	3,981,785
United Utilities Group plc	236,423	2,665,482
		9,005,892
Total Common Stocks (Cost $103,996,821)		118,828,105

15      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Investment Company—6.8%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[4] (Cost $8,725,415)	8,725,415	$8,725,415
Total Investments, at Value (Cost $112,722,236)	99.8%	127,553,520
Net Other Assets (Liabilities)	0.2	238,681
Net Assets	100.0%	$127,792,201

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $2,929,584, which represented 2.29% of the Fund’s Net Assets.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$47,478,574	37.2%
Australia	17,146,232	13.5
Italy	15,482,452	12.1
United Kingdom	12,733,487	10.0
Canada	11,169,588	8.8
France	3,719,683	2.9
Spain	3,448,389	2.7
Switzerland	3,185,628	2.5
Hong Kong	3,084,130	2.4
Brazil	2,358,625	1.9
Japan	2,341,531	1.8
China	2,008,315	1.6
Mexico	1,952,863	1.5
Netherlands	1,444,023	1.1
Total	$127,553,520	100.0%

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $103,996,821)	$118,828,105
Affiliated companies (cost $8,725,415)	8,725,415

127,553,520
Receivables and other assets:
Dividends	205,214
Investments sold	190,396
Shares of beneficial interest sold	1,344
Other	24,859

Total assets	127,975,333
Liabilities
Amount due to custodian	74,512
Payables and other liabilities:
Shareholder communications	20,612
Shares of beneficial interest redeemed	16,280
Transfer and shareholder servicing agent fees	9,513
Distribution and service plan fees	6,637
Advisory fees	3,122
Trustees’ compensation	1,501
Administration fees	24
Other	50,931

Total liabilities	183,132

Net Assets	$127,792,201

Composition of Net Assets
Shares of beneficial interest	$113,400,446

Total distributable earnings	14,391,755

Net Assets	$127,792,201

17      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $18,671,047 and 1,606,008 shares of beneficial interest outstanding)	$11.63

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$12.31

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,381,932 and 119,508 shares of beneficial interest outstanding)	$11.56

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $3,777,099 and 325,327 shares of beneficial interest outstanding)	$11.61

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,671,555 and 143,483 shares of beneficial interest outstanding)	$11.65

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,449 and 899 shares of beneficial interest outstanding)	$11.62

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $102,280,119 and 8,776,024 shares of beneficial interest outstanding)	$11.65
See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $334,226)	$4,115,019
Affiliated companies	105,402

Interest	1,956

Total investment income	4,222,377

Expenses
Advisory fees	1,050,490

Administration fees	7,961

Distribution and service plan fees:
Class A	32,425
Class C	15,621
Class R	19,101

Transfer and shareholder servicing agent fees:
Class A	33,122
Class C	2,998
Class R	7,324
Class Y	2,680
Class R5	2
Class R6	14,849

Shareholder communications:
Class A	6,650
Class C	2,299
Class R	3,138
Class Y	1,213
Class R5	1
Class R6	13,903

Registration fees	86,816

Custodian fees and expenses	12,850

Trustees’ compensation	7,634

Borrowing fees	1,104

Other	61,326

Total expenses	1,383,507
Less waivers, reimbursement of expenses and offset arrangement(s)	(103,153)

Net expenses	1,280,354

Net Investment Income	2,942,023

19      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT

OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(381,485)
Foreign currency transactions	(72,913)

Net realized loss	(454,398)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	16,155,445
Translation of assets and liabilities denominated in foreign currencies	767

Net change in unrealized appreciation/(depreciation)	16,156,212

Net Increase in Net Assets Resulting from Operations	$18,643,837

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$2,942,023	$410,149
Net realized gain (loss)	(454,398)	262,852
Net change in unrealized appreciation/(depreciation)	16,156,212	(2,930,116)
Net increase (decrease) in net assets resulting from operations	18,643,837	(2,257,115)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(463,433)	(602,725)
Class C	(31,994)	(57,573)
Class R	(92,041)	(95,279)
Class Y	(41,366)	(41,946)
Class R5	(159)	—
Class R6	(2,475,348)	(411)
Total distributions from distributable earnings	(3,104,341)	(797,934)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	185,812	453,656
Class C	(549,158)	(72,714)
Class R	(414,217)	1,784,085
Class Y	313,918	296,927
Class R5	10,000	—
Class R6	65,652,823	24,710,501
Total beneficial interest transactions	65,199,178	27,172,455
Net Assets
Total increase	80,738,674	24,117,406
Beginning of period	47,053,527	22,936,121
End of period	$127,792,201	$47,053,527

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.19	$11.33	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.25	0.19	0.21	0.08
Net realized and unrealized gain (loss)	1.48	(0.95)	1.38	0.02
Total from investment operations	1.73	(0.76)	1.59	0.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.21)	(0.23)	(0.07)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00
Total dividends and/or distributions to shareholders	(0.29)	(0.38)	(0.29)	(0.07)
Net asset value, end of period	$11.63	$10.19	$11.33	$10.03

Total Return, at Net Asset Value[3]	17.24%	(6.89)%	16.11%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,671	$16,239	$17,629	$10,628
Average net assets (in thousands)	$17,319	$17,532	$13,904	$10,540
Ratios to average net assets:[4]
Net investment income	2.24%	1.73%	1.97%	1.87%
Expenses excluding specific expenses listed below	1.46%	1.83%	1.82%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.46%	1.83%	1.82%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.35%	1.35%	1.32%
Portfolio turnover rate[7]	41%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.46%
Year Ended October 31, 2018	1.83%
Year Ended October 31, 2017	1.82%
Period Ended October 31, 2016	1.86%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class C	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.14	$11.30	$10.01	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.16	0.10	0.12	0.03
Net realized and unrealized gain (loss)	1.47	(0.95)	1.39	0.03
Total from investment operations	1.63	(0.85)	1.51	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.14)	(0.16)	(0.05)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00
Total dividends and/or distributions to shareholders	(0.21)	(0.31)	(0.22)	(0.05)
Net asset value, end of period	$11.56	$10.14	$11.30	$10.01

Total Return, at Net Asset Value[3]	16.26%	(7.69)%	15.28%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,382	$1,720	$2,022	$312
Average net assets (in thousands)	$1,562	$2,204	$1,194	$142
Ratios to average net assets:[4]
Net investment income	1.43%	0.93%	1.15%	0.74%
Expenses excluding specific expenses listed below	2.38%	2.88%	3.13%	2.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	2.38%	2.88%	3.13%	2.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.15%	2.15%	2.11%
Portfolio turnover rate[7]	41%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	2.38%
Year Ended October 31, 2018	2.88%
Year Ended October 31, 2017	3.13%
Period Ended October 31, 2016	2.81%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.17	$11.32	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.15	0.17	0.04
Net realized and unrealized gain (loss)	1.49	(0.94)	1.38	0.05
Total from investment operations	1.70	(0.79)	1.55	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.19)	(0.20)	(0.06)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00
Total dividends and/or distributions to shareholders	(0.26)	(0.36)	(0.26)	(0.06)
Net asset value, end of period	$11.61	$10.17	$11.32	$10.03

Total Return, at Net Asset Value[3]	16.93%	(7.20)%	15.74%	0.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,777	$3,696	$2,267	$81
Average net assets (in thousands)	$3,826	$3,316	$891	$48
Ratios to average net assets:[4]
Net investment income	1.94%	1.43%	1.54%	0.95%
Expenses excluding specific expenses listed below	1.81%	2.36%	2.63%	2.26%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.81%	2.36%	2.63%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.63%
Portfolio turnover rate[7]	41%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.81%
Year Ended October 31, 2018	2.36%
Year Ended October 31, 2017	2.63%
Period Ended October 31, 2016	2.27%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class Y	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.21	$11.35	$10.04	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.27	0.21	0.24	0.08
Net realized and unrealized gain (loss)	1.49	(0.95)	1.37	0.03
Total from investment operations	1.76	(0.74)	1.61	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.23)	(0.24)	(0.07)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00
Total dividends and/or distributions to shareholders	(0.32)	(0.40)	(0.30)	(0.07)
Net asset value, end of period	$11.65	$10.21	$11.35	$10.04

Total Return, at Net Asset Value[3]	17.50%	(6.70)%	16.41%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,672	$1,171	$1,007	$202
Average net assets (in thousands)	$1,405	$1,310	$459	$142
Ratios to average net assets:[4]
Net investment income	2.49%	1.98%	2.21%	1.76%
Expenses excluding specific expenses listed below	1.32%	1.88%	2.09%	1.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.32%	1.88%	2.09%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.10%	1.10%	1.09%
Portfolio turnover rate[7]	41%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.32%
Year Ended October 31, 2018	1.88%
Year Ended October 31, 2017	2.09%
Period Ended October 31, 2016	1.81%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended October 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$11.12
Income (loss) from investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain	0.55
Total from investment operations	0.68
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)
Distributions from net realized gain	0.00
Total dividends and/or distributions to shareholders	(0.18)
Net asset value, end of period	$11.62

Total Return, at Net Asset Value[3]	6.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	2.54%
Expenses excluding specific expenses listed below	1.11%
Interest and fees from borrowings	0.00%
Total expenses[5]	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%
Portfolio turnover rate[6]	41%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	1.11%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class R6	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016[1]
Per Share Operating Data
Net asset value, beginning of period	$10.20	$11.34	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.29	0.20	0.25	0.10
Net realized and unrealized gain (loss)	1.48	(0.93)	1.38	0.01
Total from investment operations	1.77	(0.73)	1.63	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.24)	(0.26)	(0.08)
Distributions from net realized gain	(0.05)	(0.17)	(0.06)	0.00
Total dividends and/or distributions to shareholders	(0.32)	(0.41)	(0.32)	(0.08)
Net asset value, end of period	$11.65	$10.20	$11.34	$10.03

Total Return, at Net Asset Value[3]	17.66%	(6.64)%	16.60%	1.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,280	$24,228	$11	$10
Average net assets (in thousands)	$93,729	$610	$11	$10
Ratios to average net assets:[4]
Net investment income	2.59%	2.19%	2.31%	2.19%
Expenses excluding specific expenses listed below	1.07%	1.18%	1.49%	1.54%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.07%	1.18%	1.49%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.89%	1.00%	0.99%
Portfolio turnover rate[7]	41%	37%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2019	1.07%
Year Ended October 31, 2018	1.18%
Year Ended October 31, 2017	1.49%
Period Ended October 31, 2016	1.55%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Macquarie Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Macquarie Global Infrastructure Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Subsequent to October 31, 2019, the Fund’s name was changed to Invesco Oppenheimer Global Infrastructure Fund.

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an

28      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

29      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

30      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

31      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$231,279	$—	$305,539	$14,466,362

1. At period end, the Fund had $305,539 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Reduction	Accumulated Net
to Paid-in Capital	Loss on Investments
$1,478	$1,478

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary income	$2,848,848	$575,835
Long-term capital gain	255,493	222,099

Total	$3,104,341	$797,934

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

32      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Federal tax cost of securities	$113,088,494

Gross unrealized appreciation	$17,370,340
Gross unrealized depreciation	(2,903,978)

Net unrealized appreciation	$14,466,362

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized

33      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.90%
Next $500 million	0.85
Next $4 billion	0.80
Over $5 billion	0.75

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.90% annualized.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $542,264 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C,

34      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class R, Class Y, Class R5 and Class R6 shares to 1.35%, 2.15%, 1.65%, 1.10%, 1.05% and 1.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2019, the Adviser waived advisory fees of $42,754 and reimbursed fund expenses of $13,481, $790, $2,162, $1,245, $3 and $42,387 for Class A, Class C, Class R, and Class Y Class R5, and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily

35      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2019, IDI advised the Fund that IDI retained $1,115 in front-end sales commissions from the sale of Class A shares and $0 and $31 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $3,483 in front–end sales commissions from the sale of Class A shares and $0 and $54 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be

36      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Energy	$28,074,733	$1,444,023	$—	$29,518,756
Industrials	—	33,878,581	—	33,878,581
Utilities	23,800,877	31,629,891	—	55,430,768
Investment Company	8,725,415	—	—	8,725,415

Total Assets	$60,601,025	$66,952,495	$—	$127,553,520

Note 4 – Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $331.

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

37      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2019 was $101,734,820 and $44,632,905, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	124,803	$1,387,732	308,403	$3,380,031
Automatic conversion Class C to Class A Shares	22,966	263,147	—	—
Dividends and/or distributions reinvested	15,618	169,790	20,195	220,582
Redeemed	(151,729)	(1,634,857)	(290,115)	(3,146,957)

Net increase (decrease)	11,658	$185,812	38,483	$453,656

Class C
Sold	43,498	$460,804	70,760	$777,082
Dividends and/or distributions reinvested	2,965	31,782	5,222	57,055
Automatic conversion Class C to Class A Shares	(23,068)	(263,147)	—	—
Redeemed	(73,520)	(778,597)	(85,283)	(906,851)

Net increase (decrease)	(50,125)	$(549,158)	(9,301)	$(72,714)

38      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

	Year Ended October 31, 2019[1]		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	58,259	$635,630	213,563	$2,323,035
Dividends and/or distributions reinvested	8,430	91,492	8,704	94,921
Redeemed	(104,714)	(1,141,339)	(59,124)	(633,871)

Net increase (decrease)	(38,025)	$(414,217)	163,143	$1,784,085

Class Y
Sold	54,485	$597,649	63,526	$698,661
Dividends and/or distributions reinvested	3,701	40,631	3,782	41,263
Redeemed	(29,417)	(324,362)	(41,321)	(442,997)

Net increase (decrease)	28,769	$313,918	25,987	$296,927

Class R5[2]
Sold	899	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	899	$10,000	—	$—

Class R6
Sold	7,517,325	$78,409,728	2,383,401	$24,811,121
Dividends and/or distributions reinvested	221,827	2,475,021	—	—
Redeemed	(1,337,709)	(15,231,926)	(9,820)	(100,620)

Net increase (decrease)	6,401,443	$65,652,823	2,373,581	$24,710,501

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 9% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 83% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. Commencement date after the close of business on May 24, 2019.

Note 9 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

39      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 10 – Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer Global Infrastructure Fund (the “Fund”) would transfer all of its assets and liabilities to Invesco Global Infrastructure Fund (the “Acquiring Fund”).

Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations

40      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Macquarie Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Macquarie Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statements of operations and of changes in net assets the year ended October 31, 2019, including the related notes, and the financial highlights for each of the periods ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and changes in its net assets for the year ended October 31, 2019 and the financial highlights for each of the periods ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Macquarie Global Infrastructure Fund (formerly known as Oppenheimer Macquarie Global Infrastructure Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

41      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

43      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $0.03644 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 11, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 28.59% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $4,111,756 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $78,908 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $334,366 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $2,528,013 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

44      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Infrastructure Fund (formerly, Invesco Oppenheimer Macquarie Global Infrastructure Fund) (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers), and (vi) an initial sub-advisory contract with Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust (collectively, the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers and DIFA is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers, but were employed by DIFA.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. With respect to DIFA, the Board considered the information provided to the Board of Trustees of the Acquired Fund in connection with its most recent annual review process for the Acquired Fund, as well as a representation from DIFA that there had been

45      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

no material changes to that information that would be relevant to the Board’s consideration of the sub-advisory contract with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers, the Affiliated Sub- Advisers and DIFA

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

46      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers and DIFA under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers and DIFA who provide these services. The Board noted the Affiliated Sub-Advisers’ and DIFA’s expertise with respect to certain asset classes and that the Affiliated Sub-Advisers and DIFA have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers and DIFA can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers and DIFA in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers and DIFA are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory

47      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers and DIFA pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers and DIFA pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers and DIFA as well as the additional services described herein other than day-to-day portfolio management.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers and DIFA are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing

48      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub- Advisers and DIFA as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers or DIFA with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ or DIFA’s expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

49      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

50      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global Infrastructure Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Macquarie Global Infrastructure Fund into Invesco Oppenheimer Global Infrastructure Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	8,709,179	35,392	27,865	0

51      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

52      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

53      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

54      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

55      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

56      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

57      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

58      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal

			N/A	N/A

59      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

60      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

61      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

62      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and

			N/A	N/A

63      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Brown Brothers Harriman
LLP	Goodwin Procter LLP	Services, Inc.	& Co.
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	40 Water Street
Suite 2600	Washington, D.C. 20001	Suite 1000	Boston, MA 02109-3661
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

64      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

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From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

65      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

66      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

67      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

INVESCO’S PRIVACY NOTICE Continued

●  Request that we amend, rectify, delete or update the personal data we hold about you;

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●  Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

68      INVESCO OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses ∎ Quarterly statements ∎ Daily confirmations ∎ Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
Invesco Distributors, Inc.	O-MQGLI-AR-1 12272019

Shareholder Report for the Ten Months Ended 10/31/2019

Invesco

Oppenheimer

Total Return Bond

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Total Return Bond Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE Broad Investment Grade Bond Index
1-Year	11.22%	6.49%	14.88%	11.51%	11.64%
5-Year	3.29	2.39	4.43	3.24	3.26
10-Year	5.06	4.61	5.32	3.73	3.70

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

Over the year-to-date period ending October 31, 2019, the U.S. economy continued to grow, albeit at a slower pace, and market volatility returned amidst international economic and geopolitical concerns.

The market sold off at the end of 2018, as waning fiscal stimulus, uncertainty around trade policy, and a slowdown in the world economy triggered fears the Fed might be raising interest rates too rapidly. While markets were mollified by higher than expected U.S. economic growth and solid corporate earnings in the first quarter, global growth trends declined.

Trade tensions continued to escalate between the U.S. and China throughout the second quarter and into the third, and the Brexit process still remains unresolved. In an environment of heightened uncertainty, downside growth risks, and low inflation, business investment slowed and confidence weakened – leading global central banks to assume a more accommodative stance.

In the U.S., the Federal Reserve ended balance sheet normalization ahead of schedule and at the end of July announced its first rate cut since 2008. The Fed subsequently decided to cut the Fed Funds target rate again in September, each time by 25 basis points,

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

ending the period in a range of 1.75% - 2.00%.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 9.73% this reporting period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index’s (the “Index”) return of 8.84%.

Over the period, Investment Grade Credit, driven by an overweight position as well as security selection, was the top contributor to performance versus the Index. The primary detractor from performance versus the Index for the period was Agency mortgage-backed securities (MBS), driven by security selection.

STRATEGY & OUTLOOK

Interest rate expectations have downshifted as the Fed has communicated its commitment to a supportive policy stance in the face of low inflation, global growth deceleration, and trade policy uncertainty. With inflation below target and likely to remain so until 2020, we think we could potentially see additional cuts again next year.

While the recent yield curve inversion was disconcerting, we note that such temporary distortions are not typically what cause recessions. Lower funding costs are a positive for risk assets overall, and as market turbulence has largely receded, we expect a steady state to prevail. Our positive credit creation outlook is unchanged, and we anticipate that will continue. We expect consumption to remain resilient, in response to a solid job market, wage gains, low household leverage, and continued confidence. That said, we acknowledge vulnerability to slowing global growth, and are on the lookout for potential spillover effects from trade tensions, particularly as we still believe we reside in the fourth quarter of the credit cycle overall.

Peter A. Strzalkowski, Portfolio Manager

Michael Hyman, Portfolio Manager

5      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	36.4%
Mortgage-Backed Obligations
Agency	17.5
CMOs	1.7
Non-Agency	7.0
Investment Companies	19.1
Asset-Backed Securities	15.5
U.S. Government Obligations	2.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Liquid Assets Portfolio, Institutional Class	22.3%
Federal National Mortgage Assn., TBA, 3.00%, 11/1/48	5.5
Federal National Mortgage Assn., TBA, 3.50%, 11/1/48	4.6
Government National Mortgage Assn. II Pool, TBA, 3.50%, 11/1/49	3.3
Federal National Mortgage Assn., TBA, 4.50%, 11/1/49	2.5
Federal National Mortgage Assn., TBA, 2.50%, 11/1/34	1.1
Federal National Mortgage Assn., TBA, 3.00%, 11/1/33	0.9
United States Treasury Note, 1.625%, 8/15/29	0.9
United States Treasury Note, 1.50%, 10/31/24	0.8
United States Treasury Note, 1.625%, 10/31/26	0.6

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

6      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	11.22%	3.29%	5.06%
Class C (OPBCX)	7/11/95	10.35	2.43	4.23
Class R (OPBNX)	3/1/01	11.07	2.97	4.76
Class Y (OPBYX)	4/27/98	11.60	3.58	5.32
Class R5 (TRTMX)[1]	5/24/19	11.32	3.31	5.07
Class R6 (OPBIX)[2]	4/27/12	11.64	3.62	4.14	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	6.49%	2.39%	4.61%
Class C (OPBCX)	7/11/95	9.35	2.43	4.23
Class R (OPBNX)	3/1/01	11.07	2.97	4.76
Class Y (OPBYX)	4/27/98	11.60	3.58	5.32
Class R5 (TRTMX)[1]	5/24/19	11.32	3.31	5.07
Class R6 (OPBIX)[2]	4/27/12	11.64	3.62	4.14	[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

7      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,054.90	$3.89
Class C	1,000.00	1,050.70	7.99
Class R	1,000.00	1,054.90	5.45
Class Y	1,000.00	1,056.70	2.34
Class R5	1,000.00	1,055.80	1.80
Class R6	1,000.00	1,056.90	1.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.42	3.83
Class C	1,000.00	1,017.44	7.86
Class R	1,000.00	1,019.91	5.36
Class Y	1,000.00	1,022.94	2.30
Class R5	1,000.00	1,023.19	2.04
Class R6	1,000.00	1,023.39	1.84

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.75%
Class C	1.54
Class R	1.05
Class Y	0.45
Class R5	0.40
Class R6	0.36

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

10      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS October 31, 2019

	Principal Amount	Value
Asset-Backed Securities—18.1%
Auto Loans/Leases—11.0%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	$1,835,695	$1,839,112
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,411,853
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	4,275,000	4,312,966
Series 2018-3, Cl. B, 3.49%, 6/13/22[1]	1,295,000	1,299,519
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	410,000	419,985
Series 2018-4, Cl. C, 3.97%, 1/13/25[1]	2,935,000	2,984,285
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	2,340,000	2,387,218
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]	2,700,000	2,722,093
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,818,857
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	4,076,467
Series 2017-4, Cl. D, 3.08%, 12/18/23	2,885,000	2,943,087
Series 2018-3, Cl. C, 3.74%, 10/18/24	4,225,000	4,415,856
Series 2019-2, Cl. C, 2.74%, 4/18/25	1,645,000	1,668,767
Series 2019-2, Cl. D, 2.99%, 6/18/25	4,570,000	4,655,848
Series 2019-3, Cl. D, 2.58%, 9/18/25	2,285,000	2,302,694
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	568,065
Series 2018-2, Cl. B, 3.48%, 10/20/23[1]	2,025,000	2,054,080
Series 2018-2, Cl. C, 3.69%, 12/20/23[1]	1,950,000	1,983,042
CarMax Auto Owner Trust:
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,046,128
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,049,858
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,712,898
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,460,590
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,117,776
Series 2018-4, Cl. C, 3.85%, 7/15/24	1,470,000	1,537,908
Series 2019-3, Cl. D, 2.85%, 1/15/26	1,375,000	1,386,675
CPS Auto Receivables Trust:
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	1,913,478	1,917,069
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	2,480,000	2,492,109
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	11,975	11,976
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,914,655
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	2,650,000	2,712,118
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	3,630,000	3,713,043
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	2,530,000	2,629,943
Series 2018-3A, Cl. C, 4.04%, 12/15/27[1]	3,585,000	3,714,204
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	1,645,000	1,704,310
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	2,335,000	2,423,605
Drive Auto Receivables Trust:
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,932,312
Series 2017-1, Cl. D, 3.84%, 3/15/23	5,929,000	5,994,266
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,587,905
Series 2018-2, Cl. D, 4.14%, 8/15/24	3,655,000	3,741,421
Series 2018-3, Cl. D, 4.30%, 9/16/24	3,340,000	3,441,530
Series 2018-5, Cl. C, 3.99%, 1/15/25	3,380,000	3,479,800

12      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loans/Leases (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2019-1, Cl. C, 3.78%, 4/15/25	$5,345,000	$5,456,525
Series 2019-3, Cl. D, 3.18%, 10/15/26	3,575,000	3,639,937
Series 2019-4, Cl. D, 2.70%, 2/16/27	1,330,000	1,329,628
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	3,005,000	3,100,384
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,269,054	2,284,092
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,425,825
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	1,180,000	1,190,975
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	3,305,000	3,437,558
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,248,981
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	3,420,000	3,537,507
Series 2018-3A, Cl. B, 3.56%, 9/15/22[1]	4,280,000	4,331,823
Series 2018-3A, Cl. C, 3.79%, 7/15/24[1]	1,720,000	1,755,970
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	2,090,000	2,137,779
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]	1,220,000	1,230,026
Series 2019-4A, Cl. D, 2.85%, 7/15/25[1]	3,900,000	3,905,831
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	1,065,418	1,066,263
Series 2018-4A, Cl. B, 3.64%, 11/15/22[1]	3,575,000	3,600,802
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	4,195,000	4,358,241
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]	5,180,000	5,281,872
Series 2019-4A, Cl. D, 2.58%, 9/15/25[1]	4,065,000	4,052,222
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,401,526
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	1,841,776	1,847,915
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,568,163
Series 2018-2, Cl. C, 3.50%, 4/20/22	2,245,000	2,272,916
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 2.773% [US0001M+95], 5/25/24[1,2]	375,000	375,276
Series 2019-1, Cl. D, 3.273% [US0001M+145], 5/25/24[1,2]	355,000	355,129
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]	1,965,000	1,986,157
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	6,030,128
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,912,355
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,750,000	3,800,029
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,627,575
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,665,000	2,735,222
Series 2018-5, Cl. C, 3.81%, 12/16/24	3,645,000	3,709,311
Series 2019-2, Cl. D, 3.22%, 7/15/25	3,210,000	3,279,853
Series 2019-3, Cl. D, 2.68%, 10/15/25	2,805,000	2,813,299
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	5,160,000	5,272,520
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]	1,960,000	1,974,970
Series 2019-C, Cl. C, 2.39%, 11/20/23[1]	3,565,000	3,559,987

13      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loans/Leases (Continued)
United Auto Credit Securitization Trust:
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	$1,341,038	$1,341,612
Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	2,475,000	2,498,806
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	33,702	33,701
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	4,070,000	4,155,119
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,543,756
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	3,067,000	3,090,068
Series 2019-3A, Cl. C, 2.49%, 10/15/24[1]	4,570,000	4,581,808
		240,725,335

Credit Cards—4.7%
American Express Credit Account Master Trust, Series 2018-1, Cl. A, 2.67%, 10/17/22	4,145,000	4,158,536
BA Credit Card Trust, Series 2017-A2, Cl. A2, 1.84%, 1/17/23	10,000,000	10,000,136
Capital One Multi-Asset Execution Trust, Series 2016-A6, Cl. A6, 1.82%, 9/15/22	1,837,000	1,836,792
Chase Issuance Trust, Series 2015-A4, Cl. A4, 1.84%, 4/15/22	9,827,000	9,824,978
Citibank Credit Card Issuance Trust, Series 2017-A3, Cl. A3, 1.92%, 4/7/22	10,000,000	10,003,418
Discover Card Execution Note Trust, Series 2015-A2, Cl. A, 1.90%, 10/17/22	9,649,000	9,649,733
Synchrony Credit Card Master Note Trust:
Series 2015-1, Cl. A, 2.37%, 3/15/23	10,000,000	10,011,692
Series 2017-1, Cl. A, 1.93%, 6/15/23	8,294,000	8,292,631
World Financial Network Credit Card Master Trust:
Series 2015-B, Cl. A, 2.55%, 6/17/24	10,000,000	10,039,037
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	8,066,296
Series 2018-B, Cl. A, 3.46%, 7/15/25	3,870,000	3,975,550
Series 2018-C, Cl. A, 3.55%, 8/15/25	7,920,000	8,136,628
Series 2019-A, Cl. A, 3.14%, 12/15/25	1,150,000	1,178,513
Series 2019-B, Cl. A, 2.49%, 4/15/26	4,555,000	4,600,085
Series 2019-C, Cl. A, 2.21%, 7/15/26	3,910,000	3,913,781
		103,687,806

Home Equity Loans—0.1%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass- Through Certificates, Series 2005-R5, Cl. M2, 2.513% [US0001M+69], 7/25/35[2]	304,358	305,282
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.383% [US0001M+56], 2/25/33[2]	362,314	356,529
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	972,364
		1,634,175

Leases—1.0%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,920,428
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,335,608

14      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Leases (Continued)
CCG Receivables Trust: (Continued)
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	$381,000	$386,668
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	980,000	1,010,781
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	2,740,000	2,814,164
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	670,000	686,751
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26	1,910,000	1,987,483
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	956,839
Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	1,366,000	1,387,083
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	5,330,000	5,425,451
Series 2019-2, Cl. D, 2.48%, 4/22/25[1]	1,925,000	1,921,517
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	545,540	546,163
		21,378,936

Loans—1.3%
Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Cl. A2, 2.514% [US0001M+60], 9/15/24[2]	9,380,000	9,407,551
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[1]	4,056,000	4,101,017
Series 2018-3, Cl. C, 3.68%, 9/15/22[1]	3,435,000	3,475,340
Series 2018-4, Cl. B, 3.68%, 9/15/23[1]	3,435,000	3,530,024
Series 2018-4, Cl. C, 3.88%, 9/15/23[1]	4,295,000	4,417,839
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1, Cl. A, 2.453% [US0001M+63], 9/25/23[1,2]	1,830,000	1,832,111
Series 2018-1, Cl. B, 2.623% [US0001M+80], 9/25/23[1,2]	2,165,000	2,167,897
		28,931,779
Total Asset-Backed Securities (Cost $391,328,817)		396,358,031

Mortgage-Backed Obligations—30.6%
Agency—20.4%
U.S. Agency Securities—20.4%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	983,691	1,101,907
6.00%, 7/1/24-11/1/37	138,910	156,373
6.50%, 4/1/21-4/1/34	163,935	181,278
7.00%, 7/1/21-10/1/37	1,507,857	1,732,433
9.00%, 8/1/22-5/1/25	2,479	2,674
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.999%, 4/1/27[3]	157,766	24,720
Series 192, Cl. IO, 99.999%, 2/1/28[3]	19,048	2,868
Series 206, Cl. IO, 8.133%, 12/15/29[3]	39,741	8,108
Series 243, Cl. 6, 4.357%, 12/15/32[3]	131,009	21,940
Series 304, Cl. C31, 8.306%, 12/15/27[3]	2,462,432	181,688
Series 304, Cl. C45, 8.172%, 12/15/27[3]	2,047,006	145,924
Series 304, Cl. C47, 5.212%, 12/15/27[3]	1,176,479	91,568
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,286,446	2,297,718

15      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	$33,384,685	$1,192,962
Series KC02, Cl. X1, 0.00%, 3/25/24[3,4]	76,667,310	1,208,514
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	21,200	19,959
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	118	119
Series 1590, Cl. IA, 2.971% [US0001M+105], 10/15/23[2]	262,926	266,589
Series 2034, Cl. Z, 6.50%, 2/15/28	2,823	3,121
Series 2043, Cl. ZP, 6.50%, 4/15/28	430,168	483,183
Series 2046, Cl. G, 6.50%, 4/15/28	132,702	149,117
Series 2053, Cl. Z, 6.50%, 4/15/28	2,657	2,995
Series 2063, Cl. PG, 6.50%, 6/15/28	195,527	220,084
Series 2145, Cl. MZ, 6.50%, 4/15/29	58,332	66,448
Series 2148, Cl. ZA, 6.00%, 4/15/29	91,928	101,757
Series 2195, Cl. LH, 6.50%, 10/15/29	177,389	198,640
Series 2326, Cl. ZP, 6.50%, 6/15/31	48,985	54,723
Series 2341, Cl. FP, 2.821% [US0001M+90], 7/15/31[2]	89,435	89,917
Series 2423, Cl. MC, 7.00%, 3/15/32	348,606	404,022
Series 2461, Cl. PZ, 6.50%, 6/15/32	382,862	431,555
Series 2463, Cl. F, 2.921% [US0001M+100], 6/15/32[2]	371,324	381,518
Series 2635, Cl. AG, 3.50%, 5/15/32	302,226	313,557
Series 2676, Cl. KY, 5.00%, 9/15/23	297,942	310,011
Series 3025, Cl. SJ, 17.705% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	73,096	102,621
Series 3030, Cl. FL, 2.321% [US0001M+40], 9/15/35[2]	196,173	196,293
Series 3645, Cl. EH, 3.00%, 12/15/20	579	578
Series 3822, Cl. JA, 5.00%, 6/15/40	78,859	79,658
Series 3857, Cl. GL, 3.00%, 5/15/40	13,344	13,582
Series 4221, Cl. HJ, 1.50%, 7/15/23	383,387	381,042
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 73.177%, 2/15/29[3]	216,678	37,268
Series 2130, Cl. SC, 82.895%, 3/15/29[3]	51,820	8,581
Series 2134, Cl. SB, 91.557%, 3/15/29[3]	61,754	8,453
Series 2493, Cl. S, 24.713%, 9/15/29[3]	15,998	2,811
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	463,728	82,848
Series 2796, Cl. SD, 88.575%, 7/15/26[3]	99,388	13,322
Series 2920, Cl. S, 23.016%, 1/15/35[3]	445,646	80,268
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	948,259	175,588
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	349,571	104,419
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	175,378	38,231
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	70,472	8,778
Series 3450, Cl. BI, 16.656%, 5/15/38[3]	2,005,890	389,885
Series 3606, Cl. SN, 17.904%, 12/15/39[3]	521,109	85,506
Series 4057, Cl. QI, 4.966%, 6/15/27[3]	8,205,847	573,786
Series 4146, Cl. AI, 8.781%, 12/15/27[3]	3,106,410	225,500
Series 4205, Cl. AI, 6.993%, 5/15/28[3]	2,083,444	131,534

16      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 4316, Cl. JS, 0.00%, 1/15/44[3,4]	$3,388,546	$440,082
Series 4818, Cl. BI, 0.00%, 3/15/45[3,4]	3,516,222	362,488
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	374	385
5.50%, 2/1/35-5/1/36	755,967	852,335
6.00%, 5/1/20	56	56
6.50%, 2/1/21-11/1/31	1,117,952	1,250,101
7.00%, 4/1/33-4/1/34	716,094	819,892
7.50%, 1/1/33-8/1/33	1,107,144	1,280,127
8.50%, 7/1/32	2,899	2,930
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	111,018	10,348
Series 247, Cl. 2, 0.00%, 10/25/23[3,4]	12,903	1,240
Series 252, Cl. 2, 99.999%, 11/25/23[3]	108,806	10,873
Series 254, Cl. 2, 99.999%, 1/25/24[3]	225,673	24,088
Series 301, Cl. 2, 27.247%, 4/25/29[3]	73,224	13,247
Series 303, Cl. IO, 63.288%, 11/25/29[3]	17,160	3,638
Series 319, Cl. 2, 27.222%, 2/25/32[3]	65,449	12,413
Series 320, Cl. 2, 74.679%, 4/25/32[3]	1,341,727	295,485
Series 321, Cl. 2, 34.057%, 4/25/32[3]	204,618	39,073
Series 324, Cl. 2, 23.098%, 7/25/32[3]	88,485	16,609
Series 331, Cl. 9, 9.896%, 2/25/33[3]	722,771	139,753
Series 334, Cl. 14, 31.604%, 2/25/33[3]	635,478	127,173
Series 334, Cl. 15, 13.391%, 2/25/33[3]	424,806	84,402
Series 334, Cl. 17, 41.511%, 2/25/33[3]	22,948	4,499
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	477,251	95,103
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	500,198	94,436
Series 343, Cl. 13, 99.999%, 9/25/33[3]	595,862	112,243
Series 343, Cl. 18, 99.999%, 5/25/34[3]	338,891	60,169
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	253,884	45,013
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	198,091	36,398
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	349,429	64,920
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	247,798	41,242
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	122,676	21,203
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	315,175	61,109
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	442,620	81,352
Series 365, Cl. 16, 99.999%, 3/25/36[3]	266,381	57,100
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	37,666	39,892
Series 1993-87, Cl. Z, 6.50%, 6/25/23	36,775	38,990
Series 1996-35, Cl. Z, 7.00%, 7/25/26	14,853	16,293
Series 1998-58, Cl. PC, 6.50%, 10/25/28	103,897	115,663
Series 1998-61, Cl. PL, 6.00%, 11/25/28	133,458	148,305
Series 1999-54, Cl. LH, 6.50%, 11/25/29	196,826	219,054
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,013,298	1,158,208
Series 2001-51, Cl. OD, 6.50%, 10/25/31	154,435	164,606
Series 2002-56, Cl. FN, 2.823% [US0001M+100], 7/25/32[2]	116,418	119,596

17      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-130, Cl. CS, 10.455% [-2 x LIBOR01M+1,410], 12/25/33[2]	$65,596	$68,007
Series 2003-21, Cl. FK, 2.223% [US0001M+40], 3/25/33[2]	32,213	32,329
Series 2005-104, Cl. MC, 5.50%, 12/25/25	580,173	606,770
Series 2005-109, Cl. AH, 5.50%, 12/25/25	1,720,755	1,785,197
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,790,110
Series 2005-71, Cl. DB, 4.50%, 8/25/25	129,629	132,730
Series 2005-73, Cl. DF, 2.073% [US0001M+25], 8/25/35[2]	143,436	143,282
Series 2006-50, Cl. SK, 17.517% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	264,658	410,822
Series 2009-113, Cl. DB, 3.00%, 12/25/20	5,515	5,508
Series 2009-36, Cl. FA, 2.763% [US0001M+94], 6/25/37[2]	136,407	139,872
Series 2010-43, Cl. KG, 3.00%, 1/25/21	4,015	4,020
Series 2011-15, Cl. DA, 4.00%, 3/25/41	85,888	89,859
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,042	2,040
Series 2011-3, Cl. KA, 5.00%, 4/25/40	569,500	597,650
Series 2011-82, Cl. AD, 4.00%, 8/25/26	20,658	20,763
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	5,992	747
Series 2001-61, Cl. SE, 18.453%, 11/18/31[3]	97,008	16,873
Series 2001-65, Cl. S, 23.795%, 11/25/31[3]	214,722	38,055
Series 2001-81, Cl. S, 24.473%, 1/25/32[3]	29,656	5,275
Series 2002-12, Cl. SB, 25.858%, 7/25/31[3]	47,373	8,668
Series 2002-2, Cl. SW, 28.374%, 2/25/32[3]	59,624	11,400
Series 2002-38, Cl. SO, 61.72%, 4/25/32[3]	36,332	6,405
Series 2002-41, Cl. S, 32.893%, 7/25/32[3]	312,618	56,569
Series 2002-47, Cl. NS, 24.984%, 4/25/32[3]	99,686	19,665
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	41,235	6,707
Series 2002-51, Cl. S, 25.195%, 8/25/32[3]	91,531	18,066
Series 2002-60, Cl. SM, 12.28%, 8/25/32[3]	291,199	46,293
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	280,441	8,588
Series 2002-64, Cl. SD, 21.357%, 4/25/27[3]	122,461	19,993
Series 2002-7, Cl. SK, 17.413%, 1/25/32[3]	177,663	30,795
Series 2002-75, Cl. SA, 23.273%, 11/25/32[3]	171,460	31,580
Series 2002-77, Cl. BS, 22.645%, 12/18/32[3]	342,790	69,425
Series 2002-77, Cl. IS, 43.879%, 12/18/32[3]	61,898	12,560
Series 2002-77, Cl. SH, 20.271%, 12/18/32[3]	42,140	7,329
Series 2002-84, Cl. SA, 13.595%, 12/25/32[3]	43,920	8,100
Series 2002-89, Cl. S, 37.478%, 1/25/33[3]	434,332	94,259
Series 2002-9, Cl. MS, 26.281%, 3/25/32[3]	2,716	549
Series 2002-90, Cl. SN, 10.391%, 8/25/32[3]	264,952	44,988
Series 2002-90, Cl. SY, 11.804%, 9/25/32[3]	139,617	23,861
Series 2003-14, Cl. OI, 42.69%, 3/25/33[3]	615,247	145,895
Series 2003-26, Cl. IK, 62.404%, 4/25/33[3]	265,119	61,271
Series 2003-33, Cl. SP, 15.427%, 5/25/33[3]	277,463	61,240
Series 2003-4, Cl. S, 11.758%, 2/25/33[3]	81,133	17,297

18      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-52, Cl. NS, 0.00%, 6/25/23[3,4]	$637,103	$33,882
Series 2004-54, Cl. DS, 72.794%, 11/25/30[3]	26,229	4,183
Series 2004-56, Cl. SE, 12.787%, 10/25/33[3]	371,259	74,239
Series 2005-40, Cl. SA, 35.294%, 5/25/35[3]	250,283	44,396
Series 2005-52, Cl. JH, 38.345%, 5/25/35[3]	520,339	75,807
Series 2005-6, Cl. SE, 56.645%, 2/25/35[3]	496,850	90,547
Series 2005-93, Cl. SI, 4.778%, 10/25/35[3]	341,206	60,271
Series 2006-53, Cl. US, 0.00%, 6/25/36[3,4]	25,314	4,181
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	134,217	16,406
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	5,701	342
Series 2011-96, Cl. SA, 10.19%, 10/25/41[3]	756,008	134,901
Series 2012-121, Cl. IB, 7.386%, 11/25/27[3]	3,431,775	263,738
Series 2012-134, Cl. SA, 0.941%, 12/25/42[3]	2,223,502	411,941
Series 2012-40, Cl. PI, 26.559%, 4/25/41[3]	1,488,327	147,015
Series 2015-57, Cl. LI, 5.959%, 8/25/35[3]	7,666,236	1,009,531
Series 2016-45, Cl. MI, 8.07%, 7/25/46[3]	2,180,327	404,478
Series 2017-60, Cl. LI, 0.00%, 8/25/47[3,4]	3,474,492	378,089
Series 2017-66, Cl. AS, 0.00%, 9/25/47[3,4]	17,880,544	2,793,306
Series 2018-16, Cl. NI, 0.00%, 12/25/44[3,4]	1,764,606	168,912
Series 2018-69, Cl. CI, 0.00%, 10/25/46[3,4]	3,087,457	167,672
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	36,619	35,146
Federal National Mortgage Assn., TBA:
2.50%, 11/1/34[6]	24,090,000	24,351,602
3.00%, 11/1/33-11/1/48[6]	139,055,000	141,471,816
3.50%, 11/1/48[6]	97,660,000	100,284,614
4.50%, 11/1/49[6]	51,645,000	54,321,133
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,7]	605,000	620,097
Series 2013-K26, Cl. C, 3.598%, 12/25/45[1,7]	1,165,000	1,194,920
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,7]	2,580,000	2,644,032
Series 2013-K712, Cl. C, 3.263%, 5/25/45[1,7]	1,185,000	1,183,406
Series 2013-K713, Cl. C, 3.152%, 4/25/46[1,7]	3,220,000	3,224,542
Series 2014-K714, Cl. C, 3.854%, 1/25/47[1,7]	1,100,402	1,114,206
Series 2014-K715, Cl. C, 4.117%, 2/25/46[1,7]	2,603,236	2,656,736
Series 2015-K44, Cl. B, 3.681%, 1/25/48[1,7]	1,175,000	1,221,844
Series 2017-K62, Cl. B, 3.874%, 1/25/50[1,7]	1,040,000	1,102,188
Series 2017-K724, Cl. B, 3.485%, 11/25/23[1,7]	780,000	806,417
Government National Mortgage Assn. II Pool:
3.25% [H15T1Y+150], 7/20/25-7/20/27[2]	3,339	3,435
Government National Mortgage Assn. II Pool, TBA, 3.50%, 11/1/49[6]	69,445,000	72,065,464
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	136,511	320
Series 2002-76, Cl. SY, 14.37%, 12/16/26[3]	50,340	122
Series 2011-52, Cl. HS, 22.558%, 4/16/41[3]	3,351,292	537,991
Series 2017-136, Cl. LI, 5.289%, 9/16/47[3]	6,698,971	1,163,838

19      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2017-149, Cl. GS, 1.787%, 10/16/47[3]	$6,965,492	$1,111,487
		448,271,279

CMOs—2.0%
Collateralized Mortgage Obligations—2.0%
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 10.954%, 2/15/52[3]	24,651,749	1,773,713
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.842% [H15T1Y+225], 2/25/36[2]	1,070,639	1,105,348
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,019,987	1,050,643
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	36,176,484	2,012,610
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	27,808,695	2,156,233
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	6,273	6,282
Series 3848, Cl. WL, 4.00%, 4/15/40	344,787	351,378
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2422, Cl. SJ, 7.102%, 1/15/32[3]	222,802	45,064
Series 2922, Cl. SE, 23.599%, 2/15/35[3]	353,395	57,808
Series 2981, Cl. AS, 2.768%, 5/15/35[3]	861,122	125,015
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2014-20, Cl. HL, 1.50%, 1/25/40	2,765,975	2,747,472
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2002-52, Cl. SD, 68.209%, 9/25/32[3]	144,789	28,920
Series 2005-12, Cl. SC, 29.418%, 3/25/35[3]	159,828	25,983
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.35%, 12/25/46[1,7]	900,000	902,746
Series 2012-K23, Cl. C, 3.656%, 10/25/45[1,7]	680,000	702,439
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,7]	650,000	670,732
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 52.537%, 4/16/37[3]	1,129,646	179,754
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,349,115
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	3,950,000	4,208,345
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.371%, 7/26/45[1,7]	99,927	102,664
STACR Trust:
Series 2018-DNA2, Cl. M1, 2.623% [US0001M+80], 12/25/30[1,2]	4,502,351	4,507,280
Series 2018-DNA3, Cl. M1, 2.573% [US0001M+75], 9/25/48[1,2]	804,991	805,708
Series 2018-HRP2, Cl. M2, 3.073% [US0001M+125], 2/25/47[1,2]	3,480,000	3,487,112

20      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 4.023% [US0001M+220], 2/25/24[2]	$461,286	$466,614
Series 2014-DN3, Cl. M3, 5.823% [US0001M+400], 8/25/24[2]	2,773,631	2,927,872
Series 2014-HQ2, Cl. M3, 5.573% [US0001M+375], 9/25/24[2]	4,050,000	4,377,391
Series 2015-HQA2, Cl. M2, 4.623% [US0001M+280], 5/25/28[2]	397,683	400,020
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 4.929%, 3/25/36[7]	616,226	634,407
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,419,044
		42,627,712
Non-Agency—8.2%
Adjustable-Rate Mortgages—8.2%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	534,254	462,582
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	370,966	366,465
Series 2007-C, Cl. 1A4, 4.539%, 5/20/36[7]	144,737	145,801
Series 2014-R7, Cl. 3A1, 4.929%, 3/26/36[1,7]	195,387	196,742
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	427,082	425,812
Bear Stearns ARM Trust, Series 2005-9, Cl. A1, 4.27% [H15T1Y+230], 10/25/35[2]	401,576	416,226
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.797%, 1/15/51[3]	35,348,190	1,230,223
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4,8]	50,936	834
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.532%, 11/13/50[3]	11,663,741	629,009
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.335%, 1/25/36[7]	888,419	887,149
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	353,697	329,065
Series 2006-6, Cl. A3, 6.00%, 4/25/36	328,633	267,840
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,414,167	1,459,654
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[3,4]	13,041,305	467,586
Series 2017-C4, Cl. XA, 11.921%, 10/12/50[3]	30,859,506	2,022,841
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[2]	1,904,165	1,918,924
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	3,026,166
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,600,267
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	3,061,321
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	6,098,593
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 21.465%, 12/10/45[3]	12,194,614	498,189

21      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Connecticut Avenue Securities:
Series 2014-C01, Cl. M2, 6.223% [US0001M+440], 1/25/24[2]	$4,500,138	$4,884,869
Series 2014-C02, Cl. 1M2, 4.423% [US0001M+260], 5/25/24[2]	4,353,169	4,529,064
Series 2014-C03, Cl. 1M2, 4.823% [US0001M+300], 7/25/24[2]	4,137,897	4,348,292
Series 2014-C03, Cl. 2M2, 4.723% [US0001M+290], 7/25/24[2]	1,312,919	1,365,464
Series 2014-C04, Cl. 2M2, 6.823% [US0001M+500], 11/25/24[2]	4,325,137	4,613,949
Series 2016-C01, Cl. 1M2, 8.573% [US0001M+675], 8/25/28[2]	2,557,988	2,832,043
Series 2016-C02, Cl. 1M2, 7.823% [US0001M+600], 9/25/28[2]	4,710,382	5,141,482
Series 2016-C03, Cl. 1M1, 3.823% [US0001M+200], 10/25/28[2]	304,628	305,377
Series 2016-C06, Cl. 1M2, 6.073% [US0001M+425], 4/25/29[2]	4,785,000	5,092,511
Series 2017-C01, Cl. 1M2, 5.373% [US0001M+355], 7/25/29[2]	3,145,000	3,295,762
Series 2017-C02, Cl. 2M1, 2.973% [US0001M+115], 9/25/29[2]	1,767,178	1,769,668
Series 2017-C03, Cl. 1M1, 2.773% [US0001M+95], 10/25/29[2]	3,562,763	3,569,099
Series 2018-C01, Cl. 1M1, 2.423% [US0001M+60], 7/25/30[2]	5,772,313	5,774,592
Series 2018-C03, Cl. 1M1, 2.503% [US0001M+68], 10/25/30[2]	3,400,141	3,401,219
Series 2018-C05, Cl. 1M1, 2.543% [US0001M+72], 1/25/31[2]	1,142,965	1,143,637
Series 2018-C06, Cl. 2M1, 2.373% [US0001M+55], 3/25/31[2]	294,303	294,242
Connecticut Avenue Securities Trust, Series 2019-R02, Cl. 1M1, 2.673% [US0001M+85], 8/25/31[1,2]	2,728,986	2,730,878
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,004,304	1,003,927
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	770,687	621,973
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 2.573% [US0001M+75], 10/25/48[1,2]	5,158,734	5,165,218
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC03, Cl. X1, 0.00%, 11/25/24[3,4]	42,774,831	981,828
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.223% [US0001M+140], 2/25/49[1,2]	1,025,000	1,025,726
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.473% [US0001M+65], 11/25/35[2]	657,745	424,642
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Cl. M2, 3.123% [US0001M+130], 3/25/29[2]	2,656,802	2,664,132
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,414,657	1,445,793
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,754,425
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	385,946	389,272
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	974,215	1,062,903

22      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
GS Mortgage Securities Trust: (Continued)
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	$1,142,407	$1,177,801
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.658%, 7/25/35[7]	205,558	211,418
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.133% [US0001M+31], 7/25/35[2]	194,968	196,015
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,787,708
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,767,935
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	2,122,507	2,125,958
JP Morgan Mortgage Trust:
Series 2007-A1, Cl. 5A1, 4.581%, 7/25/35[7]	636,458	654,171
Series 2018-8, Cl. A17, 4.00%, 1/25/49[1,7]	835,000	860,702
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	602,515	610,864
Series 2014-C24, Cl. B, 4.116%, 11/15/47[7]	2,630,000	2,767,718
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,480,537
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,568,996
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 18.378%, 2/15/48[3]	38,296,698	1,901,481
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	37,842	0
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7]	14,526	9,613
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	6,222,000	6,459,842
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,371,783
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,815,000	1,864,643
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.526%, 12/15/50[3]	13,219,707	699,435
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.524%, 11/26/36[1,7]	1,983,191	1,936,523
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.027%, 6/26/46[1,7]	49,115	49,272
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	99,105	90,826
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	490,606	464,918
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	261,315	249,153
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1, Cl. M2, 4.723% [US0001M+290], 7/25/28[2]	1,215,883	1,223,453
Series 2016-DNA2, Cl. M3, 6.473% [US0001M+465], 10/25/28[2]	1,549,225	1,661,883
Series 2017-HQA1, Cl. M1, 3.023% [US0001M+120], 8/25/29[2]	2,571,638	2,575,576
Series 2018-DNA1, Cl. M1, 2.273% [US0001M+45], 7/25/30[2]	5,518,011	5,514,214
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[3,4]	20,062,877	1,178,192

23      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.197%, 10/25/33[7]	$490,053	$500,956
Series 2005-AR14, Cl. 1A4, 4.104%, 12/25/35[7]	634,221	635,221
Series 2005-AR16, Cl. 1A1, 4.21%, 12/25/35[7]	605,056	607,515
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	5,135,000	5,245,921
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.477%, 12/15/50[3]	18,398,917	1,116,417
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[1,7]	1,486,091	1,494,573
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.775%, 9/25/35[7]	779,412	780,968
Series 2005-AR15, Cl. 1A6, 4.775%, 9/25/35[7]	64,694	64,823
Series 2005-AR4, Cl. 2A2, 5.079%, 4/25/35[7]	1,440,651	1,470,727
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	184,377	185,245
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,815,524
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,608,744
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[7]	2,174,838	2,344,124
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	13,785,536	214,195
		179,688,859
Total Mortgage-Backed Obligations (Cost $669,486,328)		670,587,850

U.S. Government Obligations—3.3%
United States Treasury Note:
1.375%, 10/15/22	10,800,000	10,757,391
1.50%, 10/31/24	16,912,000	16,898,457
1.625%, 10/31/26-8/15/29	32,382,000	32,288,998
2.875%, 5/15/49	10,223,000	11,769,628
Total U.S. Government Obligations (Cost $71,561,147)		71,714,474

Corporate Bonds and Notes—42.5%
Consumer Discretionary—5.2%
Automobiles—2.0%
Daimler Finance North America LLC, 2.55% Sr. Unsec. Nts., 8/15/22[1]	5,385,000	5,435,996
Ford Motor Credit Co. LLC:
5.113% Sr. Unsec. Nts., 5/3/29	2,900,000	2,939,098
5.584% Sr. Unsec. Nts., 3/18/24	3,600,000	3,840,267
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,480,206
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	4,949,000	5,153,304
4.20% Sr. Unsec. Nts., 11/6/21	4,217,000	4,358,995
Harley-Davidson Financial Services, Inc., 2.55% Sr. Unsec. Nts., 6/9/22[1]	5,337,000	5,340,770
Hyundai Capital America, 4.125% Sr. Unsec. Nts., 6/8/23[1]	5,286,000	5,544,800
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	5,177,000	5,304,178

24      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Automobiles (Continued)
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	$4,990,000	$5,173,331
		44,570,945
Entertainment—0.1%
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	1,670,000	1,724,580

Hotels, Restaurants & Leisure—0.2%
Las Vegas Sands Corp., 3.50% Sr. Unsec. Nts., 8/18/26	4,134,000	4,219,983
McDonald’s Corp., 3.625% Sr. Unsec. Nts., 9/1/49	1,243,000	1,268,537
		5,488,520
Household Durables—0.7%
DR Horton, Inc., 4.75% Sr. Unsec. Nts., 2/15/23	4,855,000	5,198,800
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	5,255,000	5,649,125
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,853,328
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,576,856
		15,278,109
Internet & Catalog Retail—0.4%
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,060,000	8,436,036

Media—1.3%
CBS Corp., 4.20% Sr. Unsec. Nts., 6/1/29	2,505,000	2,720,448
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49	1,435,000	1,527,267
Comcast Corp.:
2.65% Sr. Unsec. Nts., 2/1/30[6]	1,535,000	1,557,827
4.00% Sr. Unsec. Nts., 3/1/48	1,434,000	1,583,027
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	3,112,000	3,317,252
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	4,207,000	4,327,610
4.20% Sr. Unsec. Nts., 4/15/24	5,050,000	5,431,899
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	1,811,000	1,808,856
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	5,208,000	5,478,405
		27,752,591
Specialty Retail—0.3%
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	5,507,000	5,790,559

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,153,000	5,475,062

25      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Consumer Staples—4.2%
Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	$3,126,000	$4,986,454
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	2,674,000	2,929,285
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23	4,929,000	5,231,635
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	4,993,636
		18,141,010
Food & Staples Retailing—0.3%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	1,486,000	1,538,727
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	5,141,000	5,306,264
		6,844,991
Food Products—2.1%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	3,613,000	3,623,278
3.50% Sr. Unsec. Nts., 11/24/20	4,884,000	4,946,873
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	4,101,000	4,234,826
4.60% Sr. Unsec. Nts., 11/1/25	5,142,000	5,710,998
Kraft Heinz Foods Co., 4.375% Sr. Unsec. Nts., 6/1/46	3,223,000	3,144,463
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	4,920,000	5,196,750
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	5,392,000	5,396,122
Smithfield Foods, Inc.:
3.35% Sr. Unsec. Nts., 2/1/22[1]	2,929,000	2,946,126
5.20% Sr. Unsec. Nts., 4/1/29[1]	4,076,000	4,503,495
Tyson Foods, Inc.:
3.90% Sr. Unsec. Nts., 9/28/23	4,296,000	4,573,249
5.10% Sr. Unsec. Nts., 9/28/48	1,389,000	1,714,439
		45,990,619
Tobacco—1.0%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	3,238,000	3,327,932
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	2,912,000	2,937,024
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[1]	5,124,000	5,236,653
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	5,217,000	5,382,740
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	3,937,000	3,955,435
		20,839,784
Energy—4.2%
Energy Equipment & Services—0.2%
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	3,092,369

Oil, Gas & Consumable Fuels—4.0%
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	3,972,000	3,945,688
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,720,726
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	3,053,000	3,219,246

26      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	$2,513,000	$2,609,082
Continental Resources, Inc., 4.375% Sr. Unsec. Nts., 1/15/28	2,933,000	3,027,330
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,000,000	1,095,030
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	4,125,000	4,327,488
5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,590,862
Enterprise Products Operating LLC, 4.20% Sr. Unsec. Nts., 1/31/50	1,902,000	2,017,697
EQT Corp.:
2.50% Sr. Unsec. Nts., 10/1/20	2,380,000	2,377,889
3.00% Sr. Unsec. Nts., 10/1/22	2,943,000	2,808,836
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	2,082,000	2,179,185
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	1,936,000	2,203,735
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	1,109,000	1,192,352
Midwest Connector Capital Co. LLC, 3.625% Sr. Unsec. Nts., 4/1/22[1]	4,948,000	5,088,044
MPLX LP:
3.202% [US0003M+110] Sr. Unsec. Nts., 9/9/22[2]	2,497,000	2,506,403
4.25% Sr. Unsec. Nts., 12/1/27[1]	3,040,000	3,208,624
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	4,734,000	5,193,913
Occidental Petroleum Corp.:
2.90% Sr. Unsec. Nts., 8/15/24	5,799,000	5,850,666
3.50% Sr. Unsec. Nts., 8/15/29	2,652,000	2,688,590
4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,373,925
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	2,522,000	2,696,517
Plains All American Pipeline LP/PAA Finance Corp., 3.55% Sr. Unsec. Nts., 12/15/29	2,566,000	2,449,351
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[1]	2,624,000	2,617,772
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	2,699,000	2,856,681
5.75% Sr. Sec. Nts., 5/15/24	4,700,000	5,259,169
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	3,243,000	3,346,054
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	2,462,000	2,633,566
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	5,303,000	5,491,726
		88,576,147
Financials—13.9%
Capital Markets—2.0%
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	4,364,389
Carlyle Finance Subsidiary LLC, 3.50% Sr. Unsec. Nts., 9/19/29[1]	2,650,000	2,643,691
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	2,980,000	3,186,767
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	2,435,000	2,693,299

27      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Capital Markets (Continued)
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,9]	$581,000	$610,050
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,654,000	2,769,488
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[2]	1,000,000	1,057,423
3.75% Sr. Unsec. Nts., 2/25/26	2,550,000	2,714,863
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,2]	3,899,000	4,080,635
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,277,679
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[2]	3,796,000	4,264,254
5.00% Sub. Nts., 11/24/25	4,060,000	4,562,851
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,803,000	1,869,011
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,395,000	2,510,232
UBS Group AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,732,000	2,989,050
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	2,155,497
		43,749,179
Commercial Banks—7.4%
Bank of America Corp.:
3.593% [US0003M+137] Sr. Unsec. Nts., 7/21/28[2]	600,000	636,579
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	3,221,000	3,471,259
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	4,245,000	4,720,334
7.75% Sub. Nts., 5/14/38	3,570,000	5,489,625
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	4,179,000	4,432,416
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	3,842,000	4,012,429
BBVA USA, 2.50% Sr. Unsec. Nts., 8/27/24	4,312,000	4,320,653
BNP Paribas SA:
4.375% [USSW5+148.3] Sub. Nts., 3/1/33[1,2]	2,839,000	3,019,024
4.40% Sr. Unsec. Nts., 8/14/28[1]	1,900,000	2,117,820
Branch Banking & Trust Co., 2.636% [H15T5Y+115] Sub. Nts., 9/17/29[2]	6,477,000	6,465,967
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	4,219,000	4,625,211
4.75% Sub. Nts., 5/18/46	1,946,000	2,298,323
5.00% [SOFRRATE+381.3] Jr. Sub. Perpetual Bonds[2,9]	4,138,000	4,285,416
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	1,030,413
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	4,782,000	5,119,691
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	3,175,000	3,378,559
Danske Bank AS, 3.244% [US0003M+159.1] Sr. Unsec. Nts., 12/20/25[1,2]	2,469,000	2,508,047
Discover Bank, 4.65% Sr. Unsec. Nts., 9/13/28	1,945,000	2,187,825
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,635,448
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	1,709,000	1,796,241

28      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
HSBC Holdings plc: (Continued)
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	$2,142,000	$2,297,343
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	2,854,000	3,193,856
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	5,274,000	5,725,549
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	3,969,000	4,210,934
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	5,368,000	5,777,154
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	5,275,000	5,582,216
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,162,000	3,321,588
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	1,722,000	1,894,293
Lloyds Bank plc, 2.25% Sr. Unsec. Nts., 8/14/22	4,303,000	4,327,877
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,2,9]	4,718,000	5,354,930
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	3,054,000	3,319,173
National Australia Bank, 3.933% [H15T5Y+188] Sub. Nts., 8/2/34[1,2]	2,563,000	2,656,095
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	1,874,000	2,066,881
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,749,000	3,963,887
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	4,593,000	4,867,187
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	4,200,000	4,329,602
Societe Generale SA, 3.875% Sr. Unsec. Nts., 3/28/24[1]	4,001,000	4,203,986
Standard Chartered plc, 2.744% [US0003M+120] Sr. Unsec. Nts., 9/10/22[1,2]	5,529,000	5,557,213
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	1,798,000	1,882,993
4.05% Sr. Unsec. Nts., 11/3/25	2,281,000	2,503,599
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,866,681
US Bancorp, 3.10% Sub. Nts., 4/27/26	3,200,000	3,354,181
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	3,927,000	4,161,714
4.75% Sub. Nts., 12/7/46	2,512,000	2,995,392
Zions Bancorp N.A., 3.25% Sub. Nts., 10/29/29	3,080,000	3,078,039
		162,043,643
Consumer Finance—0.8%
American Express Co.:
3.125% Sr. Unsec. Nts., 5/20/26	3,112,000	3,274,539
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,9]	4,134,000	4,181,975
Capital One Financial Corp.:
3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,771,109
3.80% Sr. Unsec. Nts., 1/31/28	1,488,000	1,583,802
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,851,558
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	3,914,000	4,140,676
		16,803,659

29      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Financial Services—0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50% Sr. Unsec. Nts., 5/26/22	$5,006,000	$5,151,146
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	2,560,000	2,762,476
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,996,241
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	3,161,120
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,689,000	3,824,814
		16,895,797
Insurance—1.2%
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	1,096,000	1,076,989
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,639,000	3,804,371
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	2,961,000	3,176,295
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	3,001,000	3,138,789
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	2,013,367
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	3,100,000	3,387,636
Prudential Financial, Inc.:
3.70% Sr. Unsec. Nts., 3/13/51	2,483,000	2,605,340
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	3,888,000	4,147,291
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	887,000	967,912
Willis North America, Inc., 3.875% Sr. Unsec. Nts., 9/15/49	1,241,000	1,233,937
		25,551,927
Real Estate Investment Trusts (REITs)—1.6%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,476,138
4.00% Sr. Unsec. Nts., 6/1/25	2,732,000	2,942,200
Brixmor Operating Partnership LP, 4.125% Sr. Unsec. Nts., 5/15/29	2,735,000	2,957,772
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	2,451,000	2,606,120
Essex Portfolio LP, 3.00% Sr. Unsec. Nts., 1/15/30	2,480,000	2,533,976
Healthcare Trust of America Holdings LP, 3.50% Sr. Unsec. Nts., 8/1/26	3,643,000	3,782,873
Host Hotels & Resorts LP, 3.375% Sr. Unsec. Nts., 12/15/29	828,000	829,788
Kite Realty Group LP, 4.00% Sr. Unsec. Nts., 10/1/26	3,627,000	3,612,400
Regency Centers LP, 2.95% Sr. Unsec. Nts., 9/15/29	3,813,000	3,840,992
Spirit Realty LP, 3.20% Sr. Unsec. Nts., 1/15/27	3,489,000	3,511,270
VEREIT Operating Partnership LP, 4.625% Sr. Unsec. Nts., 11/1/25	4,739,000	5,208,254
		36,301,783
Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 3.96% [US0003M+185.5] Sr. Unsec. Nts., 7/18/30[1,2]	2,522,000	2,708,354

30      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Health Care—3.1%
Biotechnology—0.3%
AbbVie, Inc., 4.875% Sr. Unsec. Nts., 11/14/48	$2,117,000	$2,339,512
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	1,437,000	1,645,021
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	2,009,000	2,404,807
		6,389,340
Health Care Equipment & Supplies—0.6%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	2,707,000	2,912,855
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	4,752,000	5,301,468
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	4,959,000	5,105,439
		13,319,762
Health Care Providers & Services—0.8%
Anthem, Inc., 3.125% Sr. Unsec. Nts., 5/15/22	5,210,000	5,350,381
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25	3,980,000	4,316,846
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	3,293,000	3,778,128
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	4,578,000	4,901,862
		18,347,217
Life Sciences Tools & Services—0.2%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,833,000	5,116,939
Pharmaceuticals—1.2%
Allergan Funding SCS, 3.85% Sr. Unsec. Nts., 6/15/24	5,101,000	5,376,383
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[1]	5,258,000	5,511,146
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[1]	3,694,000	3,978,352
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28	2,298,000	2,500,546
Mylan, Inc., 3.125% Sr. Unsec. Nts., 1/15/23[1]	5,217,000	5,286,702
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[1]	2,587,000	3,039,806
		25,692,935
Industrials—3.4%
Aerospace & Defense—0.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	3,983,000	4,246,832
L3Harris Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23[1]	5,301,000	5,603,314
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,760,000	3,381,938
United Technologies Corp., 3.95% Sr. Unsec. Nts., 8/16/25	3,232,000	3,540,782
		16,772,866
Air Freight & Couriers—0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65% Sr. Unsec. Nts., 7/29/21[1]	1,715,000	1,757,334
Airlines—0.4%
Delta Air Lines, Inc., 2.90% Sr. Unsec. Nts., 10/28/24	6,941,000	6,932,116

31      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Airlines (Continued)
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	$2,482,000	$2,500,615
		9,432,731
Building Products—0.4%
Fortune Brands Home & Security, Inc.:
3.25% Sr. Unsec. Nts., 9/15/29	2,566,000	2,608,031
4.00% Sr. Unsec. Nts., 9/21/23	4,958,000	5,253,162
		7,861,193
Industrial Conglomerates—0.4%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	2,753,000	2,838,275
General Electric Co., 2.70% Sr. Unsec. Nts., 10/9/22	5,390,000	5,428,791
		8,267,066
Machinery—0.2%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	2,458,000	2,629,231
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	2,620,000	2,711,056
		5,340,287
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	3,316,000	3,506,935
Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	4,245,000	4,344,443
Ryder System, Inc., 2.50% Sr. Unsec. Nts., 9/1/24	5,192,000	5,234,683
		9,579,126
Trading Companies & Distributors—0.5%
AerCap Holdings NV, 5.875% [H15T5Y+453.5] Jr. Sub. Nts., 10/10/79[2]	4,933,000	5,154,985
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	1,679,000	1,732,079
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,842,441
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	3,090,000	3,164,953
		11,894,458
Information Technology—3.6%
Communications Equipment—0.5%
British Telecommunications plc, 4.50% Sr. Unsec. Nts., 12/4/23	3,235,000	3,496,521
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	2,309,000	2,578,025
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	3,917,000	4,274,415
		10,348,961

32      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.7%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	$3,969,000	$4,106,997
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	5,050,000	5,110,053
Keysight Technologies, Inc., 3.00% Sr. Unsec. Nts., 10/30/29	2,350,000	2,357,320
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,984,539
		15,558,909
IT Services—0.8%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	4,148,290
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	2,523,000	2,813,337
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	3,762,000	3,973,682
Global Payments, Inc., 3.20% Sr. Unsec. Nts., 8/15/29	2,568,000	2,629,316
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,843,980
5.25% Sr. Unsec. Nts., 4/1/25	1,611,000	1,770,086
		18,178,691
Semiconductors & Semiconductor Equipment—1.0%
Broadcom, Inc., 3.125% Sr. Unsec. Nts., 4/15/21[1]	5,037,000	5,098,544
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	5,261,000	5,389,849
Micron Technology, Inc., 4.185% Sr. Unsec. Nts., 2/15/27	3,341,000	3,493,225
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	4,874,000	5,011,127
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[1]	3,325,000	3,489,504
		22,482,249
Software—0.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,675,000	1,837,311
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	2,677,000	2,765,631
		4,602,942
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	2,911,000	3,519,635
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	4,963,000	5,487,884
		9,007,519
Materials—1.7%
Chemicals—0.7%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26[1]	3,390,000	3,558,924
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	2,135,000	2,189,825
Nutrien Ltd.:
4.875% Sr. Unsec. Nts., 3/30/20	780,000	788,408
5.00% Sr. Unsec. Nts., 4/1/49	1,352,000	1,598,342
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	3,318,000	3,408,266
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	2,688,000	2,964,854
		14,508,619

33      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Construction Materials—0.1%
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	$2,593,000	$2,713,361
Containers & Packaging—0.6%
International Paper Co., 4.35% Sr. Unsec. Nts., 8/15/48	1,406,000	1,459,915
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	4,346,000	4,573,542
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	3,315,000	3,406,163
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	3,112,000	3,338,563
		12,778,183
Metals & Mining—0.3%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	1,368,000	1,420,461
ArcelorMittal, 4.25% Sr. Unsec. Nts., 7/16/29	2,680,000	2,743,362
Newmont Goldcorp Corp., 2.80% Sr. Unsec. Nts., 10/1/29	2,567,000	2,541,305
		6,705,128
Telecommunication Services—1.2%
Diversified Telecommunication Services—0.7%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	3,909,000	4,306,937
4.35% Sr. Unsec. Nts., 6/15/45	1,635,000	1,722,754
4.50% Sr. Unsec. Nts., 3/9/48	2,268,000	2,427,147
Telefonica Emisiones SA, 4.103% Sr. Unsec. Nts., 3/8/27	1,341,000	1,456,894
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	2,250,000	2,533,668
4.522% Sr. Unsec. Nts., 9/15/48	2,733,000	3,257,075
		15,704,475
Wireless Telecommunication Services—0.5%
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,494,000	4,820,264
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	5,215,000	5,503,217
		10,323,481
Utilities—2.0%
Electric Utilities—1.3%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	2,694,000	2,979,524
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	1,172,000	1,279,649
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,111,000	1,150,898
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	2,866,000	2,892,222
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[1]	5,048,000	5,115,461
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	1,380,000	1,567,428
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	2,896,000	3,119,292
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	1,921,000	1,980,525
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	2,698,000	2,975,145

34      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[1]	$4,885,000	$5,050,862
		28,111,006
Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	2,584,000	2,744,820
Multi-Utilities—0.6%
Ameren Corp., 2.50% Sr. Unsec. Nts., 9/15/24	3,479,000	3,506,717
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	2,296,000	2,537,827
Dominion Energy, Inc., 2.715% Jr. Sub. Nts., 8/15/21[7]	3,330,000	3,362,958
PSEG Power LLC, 3.00% Sr. Unsec. Nts., 6/15/21	1,440,000	1,458,614
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28	2,918,000	2,984,977
		13,851,093
Total Corporate Bonds and Notes (Cost $884,738,076)		932,953,290
	Shares
Investment Company—22.2%
Invesco Liquid Assets Portfolio, Institutional Class, 1.90% (Cost $488,325,530)[10]	488,172,801	488,172,801
Total Investments, at Value (Cost $2,505,439,898)	116.7%	2,559,786,446
Net Other Assets (Liabilities)	(16.7)	(365,980,470)
Net Assets	100.0%	$2,193,805,976

Footnotes to Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $483,305,215, which represented 22.03% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $34,516,147 or 1.57% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $55,105 or 0.00% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

35      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (continued)

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the

7-day SEC standardized yield as of October 31, 2019.

Futures Contracts as of October 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	12/19/19	413	USD 67,412	$66,647,875	$(763,945)
United States Treasury Nts., 10 yr.	Buy	12/19/19	64	USD 8,273	8,339,000	66,015
United States Treasury Nts., 2 yr.	Buy	12/31/19	1,354	USD 292,193	291,924,515	(268,759)
United States Treasury Nts., 5 yr.	Sell	12/31/19	1,221	USD 145,969	145,547,016	421,604
United States Ultra Bonds	Buy	12/19/19	1,041	USD 201,851	197,529,750	(4,320,966)

						$(4,866,051)

Definitions
CD	Certificate of Deposit
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
LIBOR01M	International Exchange London Interbank Offered Rate USD 1 Month
SOFRRATE	Secured Overnight Financing Rate
US0001M	International Exchange London Interbank Offered Rate USD 1 Month
US0003M	International Exchange London Interbank Offered Rate USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $2,017,114,368)	$2,071,613,645
Affiliated companies (cost $488,325,530)	488,172,801

2,559,786,446
Cash	2,950,524
Receivables and other assets:
Investments sold	30,650,125
Variation margin receivable - futures contracts	12,678,892
Interest, dividends and principal paydowns	12,553,393
Shares of beneficial interest sold	2,442,743
Other	167,582

Total assets	2,621,229,705
Liabilities
Payables and other liabilities:
Investments purchased	423,380,187
Shares of beneficial interest redeemed	2,056,429
Dividends	713,825
Transfer and shareholder servicing agent fees	604,916
Distribution and service plan fees	194,851
Trustees’ compensation	153,024
Shareholder communications	91,000
Advisory fees	20,463
Administration fees	450
Other	208,584

Total liabilities	427,423,729

Net Assets	$2,193,805,976

Composition of Net Assets
Shares of beneficial interest	$2,134,515,425
Total distributable earnings	59,290,551

Net Assets	$2,193,805,976

37      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $563,054,399 and 80,099,835 shares of beneficial interest outstanding)	$7.03

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$7.34

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,025,704 and 10,665,589 shares of beneficial interest outstanding)	$7.03

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $58,567,693 and 8,335,411 shares of beneficial interest outstanding)	$7.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $528,791,423 and 75,677,668 shares of beneficial interest outstanding)	$6.99

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $18,814 and 2,676 shares of beneficial interest outstanding)	$7.03

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $968,347,943 and 137,879,328 shares of beneficial interest outstanding)	$7.02

See accompanying Notes to Financial Statements.

38      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS

	Ten Months Ended October 31, 2019	Year Ended December 31, 2018
Investment Income
Interest (net of foreign withholding taxes of $2,041 and $12,960, respectively)	$58,949,205	$80,279,532
Dividends from affiliated companies	4,512,478	774,417
Total investment income	63,461,683	81,053,949
Expenses

Advisory fees	5,915,853	7,263,095
Administration fees	130,134	—
Distribution and service plan fees:
Class A	1,056,889	1,239,288
Class B	—	3,067
Class C	713,992	988,807
Class R	228,604	281,718
Transfer and shareholder servicing agent fees:
Class A	823,965	865,711
Class B	—	525
Class C	133,839	168,939
Class R	86,902	96,712
Class Y	711,332	683,711
Class R5	3	—
Class R6	124,605	298,972
Shareholder communications:
Class A	29,860	32,855
Class B	—	164
Class C	4,891	7,611
Class R	2,770	3,228
Class Y	21,559	14,414
Class R6	38,767	3,110
Custodian fees and expenses	59,460	70,607
Trustees’ compensation	50,916	92,013
Borrowing fees	24,795	61,934
Other	138,669	268,958
Total expenses	10,297,805	12,445,439
Less waivers and reimbursements of expenses	(870,445)	(743,769)
Net expenses	9,427,360	11,701,670
Net Investment Income	54,034,323	69,352,279

39      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS Continued

	Ten Months Ended October 31, 2019	Year Ended December 31, 2018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$33,888,413	$(36,314,384)
Futures contracts	46,397,057	(10,775,579)
Foreign currency transactions	6	—
Swap contracts	(7,976,166)	(38,169)
Swaption contracts written	—	141,938
Net realized gain (loss)	72,309,310	(46,986,194)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	79,218,112	(48,762,375)
Affiliated companies	(152,729)	—
Translation of assets and liabilities denominated in foreign currencies	(6)	—
Futures contracts	(11,869,859)	5,272,468
Net change in unrealized appreciation/(depreciation)	67,195,518	(43,489,907)
Net Increase (Decrease) in Net Assets Resulting from Operations	$193,539,151	$(21,123,822)

See accompanying Notes to Financial Statements.

40      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$54,034,323	$69,352,279	$48,617,934
Net realized gain (loss)	72,309,310	(46,986,194)	5,526,752
Net change in unrealized appreciation/(depreciation)	67,195,518	(43,489,907)	21,751,540
Net increase (decrease) in net assets resulting from operations	193,539,151	(21,123,822)	75,896,226
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(13,178,229)	(16,250,373)	(16,718,573)
Class B1	—	(6,305)	(57,323)
Class C	(1,632,772)	(2,376,012)	(2,214,788)
Class R	(1,260,809)	(1,646,902)	(1,547,383)
Class Y	(12,468,964)	(14,119,764)	(6,706,714)
Class R5	(205)	—	—
Class R6	(26,961,843)	(35,356,121)	(23,512,132)
Total distributions from distributable earnings	(55,502,822)	(69,755,477)	(50,756,913)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	49,669,025	(59,671,180)	(57,873,340)
Class B1	—	(1,502,034)	(3,889,996)
Class C	(22,544,972)	(13,721,545)	(19,436,187)
Class R	2,331,371	(6,601,576)	(3,088,015)
Class Y	85,889,943	86,216,398	163,984,247
Class R5	18,343	—	—
Class R6	1,717,491	(47,424,178)	368,769,334
Total beneficial interest transactions	117,081,201	(42,704,115)	448,466,043
Net Assets
Total increase (decrease)	255,117,530	(133,583,414)	473,605,356
Beginning of period	1,938,688,446	2,072,271,860	1,598,666,504
End of period	$2,193,805,976	$1,938,688,446	$2,072,271,860

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

41      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.57	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.17	0.21	0.18	0.17	0.21	0.22
Net realized and unrealized gain (loss)	0.46	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	0.63	(0.08)	0.29	0.19	0.04	0.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.21)	(0.19)	(0.17)	(0.22)	(0.23)
Net asset value, end of period	$7.03	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	9.73%	(1.12)%	4.29%	2.75%	0.51%	6.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$563,054	$478,723	$561,713	$610,368	$508,179	$480,765
Average net assets (in thousands)	$522,253	$508,876	$612,318	$596,259	$493,868	$412,758
Ratios to average net assets:[3]
Net investment income	2.95%	3.18%	2.62%	2.41%	3.02%	3.23%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.87%	0.94%	0.95%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.81%	0.80%	0.87%	0.94%	0.95%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.77%	0.85%	0.85%	0.88%
Portfolio turnover rate[6,7]	86%	64%	86%	80%	85%	137%

42      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Ten Months Ended October 31, 2019	0.82%
Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.87%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.58	$6.87	$6.77	$6.75	$6.93	$6.71
Income (loss) from investment operations:
Net investment income[1]	0.12	0.16	0.12	0.11	0.15	0.17
Net realized and unrealized gain (loss)	0.46	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	0.58	(0.13)	0.23	0.13	(0.02)	0.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.16)	(0.13)	(0.11)	(0.16)	(0.18)
Net asset value, end of period	$7.03	$6.58	$6.87	$6.77	$6.75	$6.93

Total Return, at Net Asset Value[2]	8.85%	(1.90)%	3.43%	1.92%	(0.30)%	5.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,026	$91,596	$109,888	$127,465	$123,612	$111,342
Average net assets (in thousands)	$85,866	$99,301	$116,477	$136,900	$117,611	$99,536
Ratios to average net assets:[3]
Net investment income	2.15%	2.38%	1.79%	1.60%	2.20%	2.47%
Expenses excluding specific expenses listed below	1.56%	1.55%	1.63%	1.69%	1.71%	1.72%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.56%	1.55%	1.63%	1.69%	1.71%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.55%[6]	1.60%	1.65%	1.65%	1.65%
Portfolio turnover rate[7,8]	86%	64%	86%	80%	85%	137%

44      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Ten Months Ended October 31, 2019	1.57%
Year Ended December 31, 2018	1.55%
Year Ended December 31, 2017	1.63%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

45      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.57	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.15	0.19	0.16	0.14	0.19	0.20
Net realized and unrealized gain (loss)	0.47	(0.29)	0.10	0.02	(0.17)	0.23
Total from investment operations	0.62	(0.10)	0.26	0.16	0.02	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.19)	(0.16)	(0.14)	(0.20)	(0.21)
Net asset value, end of period	$7.03	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	9.47%	(1.41)%	3.95%	2.43%	0.20%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,568	$52,539	$61,691	$63,752	$46,588	$36,272
Average net assets (in thousands)	$55,185	$56,850	$64,342	$59,580	$42,837	$32,383
Ratios to average net assets:[3]
Net investment income	2.66%	2.88%	2.29%	2.09%	2.70%	2.97%
Expenses excluding specific expenses listed below	1.07%	1.05%	1.12%	1.19%	1.20%	1.22%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.07%	1.05%	1.12%	1.19%	1.20%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%[6]	1.10%	1.15%	1.15%	1.15%
Portfolio turnover rate[7,8]	86%	64%	86%	80%	85%	137%

46      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Ten Months Ended October 31, 2019	1.08%
Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.12%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

47      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.53	$6.82	$6.72	$6.70	$6.88	$6.66
Income (loss) from investment operations:
Net investment income[1]	0.18	0.23	0.20	0.18	0.22	0.24
Net realized and unrealized gain (loss)	0.47	(0.29)	0.11	0.02	(0.17)	0.22
Total from investment operations	0.65	(0.06)	0.31	0.20	0.05	0.46
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.23)	(0.21)	(0.18)	(0.23)	(0.24)
Net asset value, end of period	$6.99	$6.53	$6.82	$6.72	$6.70	$6.88

Total Return, at Net Asset Value[2]	10.05%	(0.84)%	4.60%	3.01%	0.75%	7.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$528,791	$413,373	$343,689	$177,047	$86,801	$54,531
Average net assets (in thousands)	$450,502	$402,498	$218,842	$158,960	$73,372	$16,845
Ratios to average net assets:[3]
Net investment income	3.25%	3.48%	2.93%	2.64%	3.25%	3.48%
Expenses excluding specific expenses listed below	0.56%	0.55%	0.62%	0.69%	0.70%	0.71%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.56%	0.55%	0.62%	0.69%	0.70%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.48%	0.60%	0.60%	0.62%
Portfolio turnover rate[6,7]	86%	64%	86%	80%	85%	137%

48      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Ten Months Ended October 31, 2019	0.57%
Year Ended December 31, 2018	0.55%
Year Ended December 31, 2017	0.62%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

49      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Period Ended October 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$6.81
Income (loss) from investment operations:
Net investment income[2]	0.10
Net realized and unrealized gain	0.21
Total from investment operations	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)
Net asset value, end of period	$7.03

Total Return, at Net Asset Value[3]	4.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19
Average net assets (in thousands)	$16
Ratios to average net assets:[4]
Net investment income	3.29%
Expenses excluding specific expenses listed below	0.41%
Interest and fees from borrowings	0.00%
Total expenses[5]	0.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%
Portfolio turnover rate[6,7]	86%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2019	0.42%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended October 31, 2019	$7,090,795,832	$7,321,457,192

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

50      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Class R6	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.57	$6.86	$6.75	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.19	0.23	0.20	0.19	0.23	0.25
Net realized and unrealized gain (loss)	0.45	(0.28)	0.12	0.01	(0.17)	0.22
Total from investment operations	0.64	(0.05)	0.32	0.20	0.06	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.24)	(0.21)	(0.19)	(0.24)	(0.25)
Net asset value, end of period	$7.02	$6.57	$6.86	$6.75	$6.74	$6.92

Total Return, at Net Asset Value[2]	9.91%	(0.77)%	4.81%	2.96%	0.85%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$968,348	$902,457	$993,755	$614,674	$598,204	$581,836
Average net assets (in thousands)	$950,667	$996,440	$757,851	$621,576	$592,163	$559,118
Ratios to average net assets:[3]
Net investment income	3.31%	3.53%	2.98%	2.77%	3.35%	3.60%
Expenses excluding specific expenses listed below	0.39%	0.41%	0.43%	0.50%	0.51%	0.53%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.39%	0.41%	0.43%	0.50%	0.51%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.38%	0.40%	0.42%	0.49%	0.50%	0.52%
Portfolio turnover rate[6,7]	86%	64%	86%	80%	85%	137%

51      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Ten Months Ended October 31, 2019	0.40%
Year Ended December 31, 2018	0.41%
Year Ended December 31, 2017	0.43%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

Purchase Transactions	Sale Transactions

Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

52      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Total Return Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Total Return Bond Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective October 31, 2019, the Fund’s fiscal year end changed from December 31 to October 31.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity

53      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

(for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty,

54      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are

55      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the period ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

56      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$795,508	$4,994,288	$304,277	$53,949,411

1. The Fund had $304,277 of straddle losses which were deferred.

2. During the reporting period, the Fund utilized $54,131,568 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017

Distributions paid from:
Ordinary income	$55,502,822	$69,755,477	$50,756,913

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,505,837,030
Federal tax cost of other investments	418,894,123

Total federal tax cost	$2,924,731,153

Gross unrealized appreciation	$62,423,414
Gross unrealized depreciation	(8,474,003)

Net unrealized appreciation	$53,949,411

57      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into

58      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer.

59      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement

60      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

L.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

M.	Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an

61      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.40%
Next $500 million	0.35
Next $4 billion	0.33
Over $5 billion	0.31

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the period ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.35% annualized.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,760,949 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.56%, 1.05%, 0.45%, 0.45% and 0.40%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items,

62      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period ended October 31, 2019, the Adviser waived advisory fees of $167,553 and reimbursed fund expenses of $246,009, $5,318, $6,582, $421,194, and $11,642 for Class A, Class C, Class R, Class Y, and Class R6, respectively

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class Y, and Class R6 shares to 0.75%, 0.45%, and 0.40%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the period ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder

63      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the period ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended October 31, 2019, IDI advised the Fund that IDI retained $22,702 in front-end sales commissions from the sale of Class A shares and $77 and $1,167 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $54,803 in front–end sales commissions from the sale of Class A shares and $6,944 and $2,912 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would

64      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$396,358,031	$—	$396,358,031
Mortgage-Backed Obligations	—	670,587,016	834	670,587,850
U.S. Government Obligations	—	71,714,474	—	71,714,474
Corporate Bonds and Notes	—	932,953,290	—	932,953,290
Investment Company	488,172,801	—	—	488,172,801

Total Investments, at Value	488,172,801	2,071,612,811	834	2,559,786,446
Other Financial Instruments:
Futures contracts	487,619	—	—	487,619

Total Assets	$488,660,420	$2,071,612,811	$834	$2,560,274,065

Other Financial Instruments:
Liabilities Table
Futures contracts	$(5,353,670)	$—	$—	$(5,353,670)

Total liabilities	$(5,353,670)	$—	$—	$(5,353,670)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $2,663,485. For the period May 25, 2019 to October 31, 2019, the Fund did not engage in transactions with affiliates.

65      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts Futures contracts		$487,619	*		$5,353,670

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Period Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$(7,976,166)	$(7,976,166)
Interest rate contracts	46,397,057	—	46,397,057

Total	$46,397,057	$(7,976,166)	$38,420,891

66      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(11,869,859)

The table below summarizes the ten month average notional value of futures contracts and the six month average notional value of swap contracts outstanding during the period.

	Futures contracts	Swap contracts
Average notional amount	$516,772,409	$83,678,705

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the period ended October 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,147.

Note 7 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate

67      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended October 31, 2019 was $1,395,755,375 and $1,549,151,154, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Ten Months Ended October 31, 2019[1]		Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold[2]	17,591,364	$120,630,290	13,985,483	$92,855,375	29,192,515	$199,859,305
Automatic conversion Class C to Class A shares	3,953,239	27,304,667	—	—	—	—
Dividends and/or distributions reinvested	1,710,790	11,726,348	2,130,641	14,107,289	2,109,844	14,450,494
Redeemed	(16,009,687)	(109,992,280)	(25,109,270)	(166,633,844)	(39,757,874)	(272,183,139)

Net increase (decrease)	7,245,706	$49,669,025	(8,993,146)	$(59,671,180)	(8,455,515)	$(57,873,340)

Class B
Sold	—	$—	3,299	$22,040	36,270	$248,153
Dividends and/or distributions reinvested	—	—	937	6,281	8,115	55,491
Redeemed[2]	—	—	(228,150)	(1,530,355)	(613,942)	(4,193,640)

Net increase (decrease)	—	$—	(223,914)	$(1,502,034)	(569,557)	$(3,889,996)

68      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Ten Months Ended October 31, 2019[1]		Year Ended December 31, 2018			Year Ended December 31, 2017
	Shares	Amount	Shares		Amount	Shares	Amount
Class C
Sold	3,697,916	$25,378,701	2,246,907		$14,925,604	2,490,916	$17,059,039
Dividends and/or distributions reinvested	220,119	1,503,944	336,217		2,228,738	298,480	2,046,591
Automatic conversion Class C to Class A shares	(3,948,032)	(27,304,667)	—		—	—	—
Redeemed	(3,230,137)	(22,122,950)	(4,653,836)		(30,875,887)	(5,632,824)	(38,541,817)

Net increase (decrease)	(3,260,134)	$(22,544,972)	(2,070,712)		$(13,721,545)	(2,843,428)	$(19,436,187)

Class R
Sold	1,914,827	$13,118,614	2,108,649		$13,992,585	3,041,345	$20,753,130
Dividends and/or distributions reinvested	174,380	1,194,415	224,479		1,485,564	197,783	1,354,194
Redeemed	(1,752,564)	(11,981,658)	(3,326,918)		(22,079,725)	(3,682,284)	(25,195,339)

Net increase (decrease)	336,643	$2,331,371	(993,790	) $	(6,601,576)	(443,156)	$(3,088,015)

Class Y
Sold	34,297,601	$234,244,240	39,387,254		$260,293,307	39,044,407	$266,113,686
Dividends and/or distributions reinvested	1,674,641	11,424,521	1,893,915		12,453,580	789,486	5,376,972
Redeemed	(23,586,165)	(159,778,818)	(28,372,156)		(186,530,489)	(15,806,011)	(107,506,411)

Net increase (decrease)	12,386,077	$85,889,943	12,909,013		$86,216,398	24,027,882	$163,984,247

Class R5[3]
Sold	2,676	$18,343	—		$—	—	$—
Dividends and/or distributions reinvested	10	70	—		—	—	—
Redeemed	(10)	(70)	—		—	—	—

Net increase (decrease)	2,676	$18,343	—		$—	—	$—

69      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Ten Months Ended October 31, 2019[1]		Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Class R6
Sold	19,005,350	$129,427,718	41,773,138	$277,543,409	67,052,245	$458,608,265
Dividends and/or distributions reinvested	3,230,936	22,132,714	4,290,938	28,371,858	2,844,023	19,464,417
Redeemed	(21,820,885)	(149,842,941)	(53,535,790)	(353,339,445)	(15,983,317)	(109,303,348)

Net increase (decrease)	415,401	$1,717,491	(7,471,714)	$(47,424,178)	53,912,951	$368,769,334

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 21% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

70      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Total Return Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statements of operations and of changes in net assets for the period from January 1, 2019 through October 31, 2019, including the related notes, and the financial highlights for each of the periods ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and changes in its net assets for the period from January 1, 2019 through October 31, 2019 and the financial highlights for each of the periods ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Total Return Bond Fund (formerly known as Oppenheimer Total Return Bond Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statements of operations and of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

71      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

/s/ PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

72      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

73      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.46% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $505,226 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $47,454,931 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

74      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

75      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

76      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

77      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

78      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

80      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non- profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds	N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

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TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional

Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the

Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment

Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

JPMorgan Chase Bank

4 Chase Metro Tech

Center

Brooklyn, NY 11245

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INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

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INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

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Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

91      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-TRB-AR-1 12272019

Shareholder Report for the Five Months Ended 10/31/19

Invesco

Oppenheimer

Emerging Markets

Local Debt Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Emerging Markets Local Debt Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified Index
1-Year	16.04%	11.16%	15.59%
5-Year	2.04	1.16	0.82
Since Inception (6/30/10)	2.41	1.94	2.30

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses.

3      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

During the reporting period of May 31, 2019 through October 31, 2019, Invesco Oppenheimer Emerging Markets Local Debt Fund‘s Class A shares (without sales charge) returned 0.85%, outperforming its benchmark, the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified Index, which returned 0.35%.

MARKET OVERVIEW

The second quarter ended on a positive note during June for fixed income with a sharp fall in global government bond yields, boosting fixed income returns. Emerging market debt was helped by its yield advantage over developed market bonds, attracting investors.

The third quarter continued to see weaker global growth, led primarily by the rest of the world as the US economy surprised to the upside after expectations had been significantly lowered. As anticipated, global growth slowed and policy makers in almost every major global economy responded by moving toward easier monetary conditions. The US Federal Reserve cut interest rates in July and September, while most emerging market central banks continued to reduce rates.

In August, the markets were roiled by the unexpected and significant increase in US/China trade tensions as the US put tariffs

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

on almost all Chinese imports. As a result, emerging market currencies declined as the US dollar strengthened in a knee jerk reaction. During September and October, risk markets recovered as a better outlook for US/ China trade tensions unfolded. Lastly, the US Federal Reserve cut interest rates during October, which further helped emerging markets.

FUND REVIEW

We believe the US dollar will continue to slowly decline due to easier financial conditions. As financial conditions affect market performance, we expect emerging market currencies to benefit from their income advantage. We favor currencies such as the Brazilian real, Indian rupee, Indonesian Rupiah and South African rand.

We favor emerging market interest rates, especially sovereign debt with high real yields. We favor long end interest rates in Brazil, India, South Africa, Indonesia and Russia and shorter-term interest rates in Mexico and Colombia.

STRATEGY & OUTLOOK

In a continuation of our third quarter view, we still see global growth momentum slowing in the fourth quarter but at a slower rate. The stability we had been expecting in non-US growth has been further delayed amid concerns that a comprehensive US/China trade deal is now out of reach and even a narrower deal may be difficult to achieve. We do believe China will provide economic stimulus; however, that will likely be aimed at its domestic economy through policy measures such as tax cuts and should have limited global impact.

We expect global growth, which we currently estimate at 2.6%, to fall further into the first quarter of next year. However, we believe the probability of a global recession is low. In such an environment, we believe financial conditions and valuations will be the primary driver of market returns. We expect the Fed to ease further, cutting rates at least two, if not three, times as growth slows. We also expect other central banks, notably in Brazil, Mexico, Chile, India, Indonesia and Russia to be accommodative. We still expect that the mix of moderate growth with falling inflation will have a positive impact on asset prices.

Hemant Baijal, Portfolio Manager

Wim Vandenhoeck, Portfolio Manager

6      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

Indonesia	13.0%
Colombia	10.9
Mexico	10.3
United States	9.6
South Africa	7.2
Brazil	6.7
India	5.8
Thailand	5.2
Russia	5.1
Poland	4.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Foreign Government Obligations	83.9%
Investment Companies	9.1
Non-Convertible Corporate Bonds and Notes	5.0
Short-Term Notes	1.8
Over-the-Counter Options Purchased	0.2
Over-the-Counter Interest Rate Swaptions Purchased	—*
Exchange-Traded Options Purchased	—*

*Represents a value of less than 0.05%.

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	16.04%	2.04%	2.41%
Class C (OEMCX)	6/30/10	15.07	1.21	1.61
Class R (OEMNX)	6/30/10	15.64	1.74	2.13
Class Y (OEMYX)	6/30/10	16.27	2.30	2.69
Class R5[1] (EMLDX)	5/24/19	16.10	2.06	2.41
Class R6[2] (OEMIX)	9/28/12	16.40	2.37	0.94

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	11.16%	1.16%	1.94%
Class C (OEMCX)	6/30/10	14.07	1.21	1.61
Class R (OEMNX)	6/30/10	15.64	1.74	2.13
Class Y (OEMYX)	6/30/10	16.27	2.30	2.69
Class R5[1] (EMLDX)	5/24/19	16.10	2.06	2.41
Class R6[2] (OEMIX)	9/28/12	16.40	2.37	0.94

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Class R6 shares’ returns shown for the periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

8      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified Index, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,075.00	$6.03
Class C	1,000.00	1,070.40	10.49
Class R	1,000.00	1,073.10	7.87
Class Y	1,000.00	1,074.50	4.98
Class R5	1,000.00	1,075.60	4.10
Class R6	1,000.00	1,075.10	4.46

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.41	5.87
Class C	1,000.00	1,015.12	10.21
Class R	1,000.00	1,017.64	7.66
Class Y	1,000.00	1,020.42	4.85
Class R5	1,000.00	1,020.67	4.59
Class R6	1,000.00	1,020.92	4.34

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.15%
Class C	2.00
Class R	1.50
Class Y	0.95
Class R5	0.90
Class R6	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

11      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS October 31, 2019

		Principal Amount	Value
Foreign Government Obligations—79.7%
Argentina—0.8%
Argentine Republic:
0.00% Unsec. Nts., 7/29/20[1]	ARS	81,500,000	$881,015
5.625% Sr. Unsec. Nts., 1/26/22		$2,390,000	1,025,334
9.80% Unsec. Nts., 5/28/20[1]	ARS	3,700,000	41,686
15.50% Bonds, 10/17/26	ARS	4,000,000	25,991
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	19,239
54.21% [BADLARPP+325] Unsec. Nts., 3/1/20[2]	ARS	19,280,000	185,907
			2,179,172

Brazil—6.4%
Federative Republic of Brazil:
6.00% Nts., 8/15/22[3]	BRL	1,130,000	1,028,063
6.00% Nts., 5/15/45[3]	BRL	2,280,000	2,685,033
6.00% Nts., 8/15/50[3]	BRL	750,000	916,569
10.00% Nts., 1/1/23	BRL	18,000,000	5,081,768
10.00% Nts., 1/1/25	BRL	4,000,000	1,171,510
10.00% Nts., 1/1/29	BRL	16,900,000	5,204,538
			16,087,481

Chile—3.2%
Republic of Chile:
4.00% Unsec. Nts., 3/1/23[4]	CLP	2,100,000,000	2,982,416
4.50% Bonds, 3/1/26	CLP	900,000,000	1,318,517
4.70% Unsec. Nts., 9/1/30[4]	CLP	2,465,000,000	3,720,593
			8,021,526

Colombia—10.4%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	25,900,000,000	7,971,429
Series B, 7.00% Bonds, 5/4/22	COP	26,330,000,000	8,186,508
Series B, 10.00% Bonds, 7/24/24	COP	28,221,000,000	10,033,507
			26,191,444

Egypt—1.9%
Arab Republic of Egypt:
16.00% Bonds, 6/11/22	EGP	30,000,000	1,926,388
16.30% Bonds, 1/1/23	EGP	6,800,000	444,812
Series 3YR, 15.00% Bonds, 10/3/20	EGP	19,100,000	1,181,090
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	20,000,000	1,249,026
			4,801,316

Hungary—2.7%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	460,000,000	1,680,538
Series 25/B, 5.50% Bonds, 6/24/25	HUF	983,000,000	4,147,923
Series 27/A, 3.00% Bonds, 10/27/27	HUF	285,000,000	1,074,797
			6,903,258

13      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
India—2.5%
Republic of India:
7.17% Sr. Unsec. Nts., 1/8/28	INR	130,000,000	$1,892,339
7.72% Sr. Unsec. Nts., 5/25/25	INR	40,000,000	596,655
8.20% Sr. Unsec. Nts., 9/24/25	INR	70,000,000	1,068,903
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	865,919
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	446,174
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	749,282
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	746,721
			6,365,993

Indonesia—12.2%
Republic of Indonesia:
8.125% Sr. Unsec. Nts., 5/15/24	IDR	24,000,000,000	1,827,314
8.25% Sr. Unsec. Nts., 5/15/29	IDR	22,000,000,000	1,707,966
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	52,000,000,000	3,763,767
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	130,000,000,000	8,859,683
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	3,131,080
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	56,330,000,000	4,267,015
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	91,780,000,000	7,311,048
			30,867,873

Malaysia—3.7%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	11,000,000	2,710,918
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	5,000,000	1,231,663
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	22,785,000	5,457,759
			9,400,340

Mexico—8.4%
United Mexican States:
Series M, 6.50% Bonds, 6/9/22	MXN	42,000,000	2,182,978
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	959,032
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	123,580,000	6,759,334
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	65,000,000	3,789,068
Series M20, 10.00% Bonds, 12/5/24	MXN	125,000,000	7,449,315
			21,139,727

Peru—3.5%
Republic of Peru:
5.40% Sr. Unsec. Nts., 8/12/34[4]	PEN	460,000	147,905
5.94% Sr. Unsec. Nts., 2/12/29[4]	PEN	3,100,000	1,051,447
6.35% Sr. Unsec. Nts., 8/12/28[4]	PEN	12,105,000	4,220,900
6.90% Sr. Unsec. Nts., 8/12/37[4]	PEN	8,100,000	2,996,703
6.95% Sr. Unsec. Nts., 8/12/31[4]	PEN	1,560,000	571,096
			8,988,051

14      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Poland—4.0%
Republic of Poland:
Series 0123, 2.50% Bonds, 1/25/23	PLN	20,400,000	$5,487,744
Series 0922, 5.75% Bonds, 9/23/22	PLN	15,500,000	4,535,470
			10,023,214

Russia—4.8%
Russian Federation:
Series 6225, 7.25% Bonds, 5/10/34	RUB	445,000,000	7,369,938
Series 6211, 7.00% Bonds, 1/25/23	RUB	290,800,000	4,662,868
			12,032,806

South Africa—6.5%
Republic of South Africa:
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	70,500,000	4,294,486
Series 2032, 8.25% Sr. Unsec. Nts., 3/31/32	ZAR	12,000,000	720,036
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	111,700,000	6,521,770
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	63,000,000	3,632,282
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	27,000,000	1,239,261
			16,407,835

Supranational—0.4%
European Bank for Reconstruction & Development, 6.85% Sr. Unsec. Nts., 6/21/21	IDR	6,500,000,000	467,375
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[1,4]	TRY	7,300,000	486,596
			953,971

Thailand—5.0%
Kingdom of Thailand:
2.125% Sr. Unsec. Nts., 12/17/26	THB	218,400,000	7,533,191
3.30% Sr. Unsec. Nts., 6/17/38	THB	120,000,000	5,016,342
			12,549,533

Turkey—3.3%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	8,000,000	1,278,937
10.70% Bonds, 2/17/21	TRY	17,830,000	3,079,649
12.20% Bonds, 1/18/23	TRY	22,690,000	3,968,691
			8,327,277
Total Foreign Government Obligations (Cost $207,923,499)			201,240,817

Corporate Bonds and Notes—4.8%
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[4]	COP	214,000,000	65,304
Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	755,013
Indian Railway Finance Corp. Ltd., 8.25% Sr. Sec. Nts., 2/28/24	INR	170,000,000	2,509,866
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[4]	IDR	4,400,000,000	309,508

15      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Corporate Bonds and Notes (Continued)
National Bank for Agriculture & Rural Development, 8.60% Sr. Unsec. Nts., 1/31/22	INR	170,000,000	$2,488,436
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	744,418
7.19% Sr. Unsec. Nts., 9/12/24[4]	MXN	38,000,000	1,767,993
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	812,336
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[4]	MXN	2,300,000	122,549
Reliance Industries Ltd., 7.17% Unsec. Nts., 11/8/22	INR	170,000,000	2,478,934
YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[4]	ARS	7,670,200	47,639
Total Corporate Bonds and Notes (Cost $13,164,162)			12,101,996

Short-Term Notes—1.7%
Arab Republic of Egypt Treasury Bills, 15.429%, 3/17/20[1]	EGP	34,200,000	2,018,387
Argentine Republic Treasury Bills, 4.365%, 5/29/20[1]	ARS	36,200,000	351,826
Federal Republic of Nigeria Treasury Bills, 13.074%, 4/23/20[1]	NGN	324,000,000	845,452
United States Treasury Bills, 1.655%, 12/10/19[1,5]		1,000,000	998,389
Total Short-Term Notes (Cost $4,759,530)			4,214,054

			Exercise Price	Expiration Date	Notional Amount (000’s)		Contracts (000’s)
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Put ($34,308)		USD	2,625.000	2/21/20	USD	1,575	USD	0[6]	11,220

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.2%
BRL Currency Put	JPM	BRL	3.850	11/6/19	BRL	18,130	BRL	18,130	418
EUR Currency Put	JPM	INR	79.080	7/15/20	EUR	8,920	EUR	8,920	74,896
EUR Currency Put	JPM	BRL	4.510	12/12/19	EUR	5,650	EUR	5,650	114,417
EUR Currency Put	JPM	IDR	14420.000	10/26/20	EUR	3,340	EUR	3,340	62,789
EUR Currency Put	JPM	INR	72.650	10/27/20	EUR	3,500	EUR	3,500	52,695
MXN Currency Put	CITNA-B	MXN	18.585	1/9/20	MXN	554,050	MXN	554,050	63,561
RUB Currency Call	GSCO-OT	RUB	62.000	4/8/20	RUB	790,000	RUB	790,000	64,116

16      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
RUB Currency Call	GSCO-OT	RUB	60.000	12/18/19	RUB 382,900	RUB 382,900	$184
RUB Currency Call	GSCO-OT	RUB	64.100	3/30/20	RUB 161,800	RUB 161,800	34,695
Total Over-the-Counter Options Purchased (Cost $904,301)							467,771

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.0%
Interest Rate Swap maturing 8/26/20 Put (Cost $122,400)	GSCOI	Pay	Three- Month USD BBA LIBOR	2.500%	8/26/20	USD 48,000	103,846

	Shares
Investment Company—8.6%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[7] (Cost $21,720,022)	21,720,022	21,720,022
Total Investments, at Value (Cost $248,628,222)	95.0%	239,859,726
Net Other Assets (Liabilities)	5.0	12,633,410

Net Assets	100.0%	$252,493,136

Footnotes to Schedule of Investments

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $18,490,649, which represented 7.32% of the Fund’s Net Assets.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $392,312. See Note 1 of the accompanying Notes.

6. Number of contracts are less than 500.

7. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Indonesia	$31,177,382	13.0%
Colombia	26,256,747	10.9
Mexico	24,650,583	10.3

17      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent
United States	$23,063,379	9.6%
South Africa	17,162,848	7.2
Brazil	16,087,899	6.7
India	13,843,229	5.8
Thailand	12,549,533	5.2
Russia	12,131,801	5.1
Poland	10,023,214	4.2
Malaysia	9,400,340	3.9
Peru	8,988,051	3.7
Turkey	8,327,277	3.5
Chile	8,021,526	3.3
Hungary	6,903,258	2.9
Egypt	6,819,703	2.8
Argentina	2,578,637	1.1
Supranational	953,972	0.4
Nigeria	845,452	0.4
Eurozone	74,895	0.0

Total	$239,859,726	100.0%

Forward Currency Exchange Contracts as of October 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	12/2019	MYR	8,920	USD	2,116	$24,927	$—
BOA	12/2019	BRL	7,630	USD	1,893	6,407	—
BOA	01/2020 - 01/2020	EUR	7,680	USD	8,763	73,692	(218,079)
BOA	12/2019 - 03/2020	HUF	1,482,200	USD	5,052	52,506	(46,953)
BOA	01/2020	RUB	307,500	USD	4,735	5,036	—
BOA	12/2019	TRY	1,500	USD	257	2,313	—
BOA	01/2020	USD	4,236	EUR	3,840	—	(73,761)
BOA	12/2019	USD	2,099	HUF	632,000	—	(51,905)
BOA	12/2019	USD	2,129	INR	156,100	—	(55,783)
BOA	12/2019 - 01/2020	USD	7,621	RUB	524,900	—	(486,784)
BOA	12/2019 - 03/2020	USD	506	TRY	3,000	—	(6,347)
CITNA-B	11/2019	BRL	34,050	USD	8,116	374,375	—
CITNA-B	12/2019	COP	7,046,000	USD	2,071	10,641	—
CITNA-B	12/2019 - 03/2020	CZK	314,860	USD	13,512	253,297	—
CITNA-B	11/2019	EUR	14,495	USD	15,975	210,645	—
CITNA-B	11/2019 - 12/2019	MXN	534,260	USD	26,927	732,321	—
CITNA-B	12/2019 - 03/2020	PLN	4,540	USD	1,156	32,991	—
CITNA-B	12/2019 - 03/2020	RON	38,900	USD	9,064	80,798	(35,351)
CITNA-B	12/2019 - 12/2019	RUB	552,872	USD	8,509	76,408	(18,896)
CITNA-B	11/2019	USD	8,504	BRL	34,050	13,570	—
CITNA-B	12/2019	USD	1,495	CLP	1,071,841	47,938	—
CITNA-B	12/2019	USD	13,000	COP	44,807,550	—	(235,181)
CITNA-B	12/2019	USD	6,732	CZK	157,430	—	(148,963)
CITNA-B	11/2019 - 01/2020	USD	32,290	EUR	28,990	56,304	(217,805)
CITNA-B	12/2019	USD	1,327	IDR	18,980,000	—	(14,387)
CITNA-B	11/2019 - 03/2020	USD	41,347	MXN	838,877	—	(1,829,591)
CITNA-B	12/2019	USD	973	PEN	3,305	—	(13,530)
CITNA-B	12/2019	USD	577	PLN	2,270	—	(17,465)

18      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	12/2019	USD	4,476	RON	19,450	$—	$(84,126)
CITNA-B	12/2019 - 12/2019	USD	9,674	RUB	628,057	52,429	(110,048)
CITNA-B	12/2019 - 03/2020	USD	1,796	ZAR	27,220	19,789	(3,297)
CITNA-B	12/2019	ZAR	13,610	USD	892	3,368	—
GSCO-OT	12/2019 - 01/2020	EUR	5,480	USD	6,142	49,897	(51,431)
GSCO-OT	12/2019 - 03/2020	MXN	208,360	USD	10,452	233,714	—
GSCO-OT	02/2021	RUB	153,100	USD	2,249	9,765	—
GSCO-OT	03/2020	USD	1,644	BRL	6,731	—	(21,345)
GSCO-OT	12/2019	USD	3,014	EUR	2,740	—	(51,264)
GSCO-OT	12/2019	USD	5,236	MXN	104,180	—	(142,334)
GSCO-OT	12/2019 - 12/2019	USD	3,883	RUB	254,900	1,996	(68,412)
JPM	11/2019 - 12/2019	BRL	106,620	USD	26,526	59,049	(19,950)
JPM	12/2019	CLP	1,119,910	USD	1,545	—	(32,966)
JPM	12/2019	COP	3,624,800	USD	1,069	1,295	—
JPM	03/2020	CZK	15,900	USD	690	5,053	—
JPM	12/2019	EUR	2,710	BRL	12,341	42,227	(80,193)
JPM	11/2019 - 01/2020	EUR	23,361	USD	25,772	452,076	—
JPM	12/2019 - 03/2020	HUF	136,500	USD	455	10,527	—
JPM	12/2019	IDR	53,151,500	USD	3,771	2,808	(18,279)
JPM	12/2019 - 03/2020	MXN	77,300	USD	3,940	29,014	(24,140)
JPM	12/2019	PEN	300	USD	89	321	—
JPM	12/2019	PHP	35,200	USD	667	25,294	—
JPM	12/2019 - 03/2020	PLN	99,386	USD	25,581	494,561	—
JPM	12/2019 - 12/2019	RUB	515,600	USD	7,983	16,890	(12,165)
JPM	12/2019 - 03/2020	THB	1,032,620	USD	33,718	378,173	(18,853)
JPM	12/2019 - 03/2020	TRY	51,200	USD	8,571	236,984	—
JPM	11/2019	USD	15,601	BRL	62,890	5,747	(85,997)
JPM	12/2019	USD	2,106	CLP	1,523,000	50,090	—
JPM	12/2019	USD	2,392	COP	8,109,900	—	(3,109)
JPM	11/2019 - 12/2019	USD	15,795	EUR	14,365	—	(287,852)
JPM	12/2019	USD	232	HUF	69,600	166	(5,494)
JPM	12/2019 - 01/2020	USD	7,081	IDR	102,264,000	—	(136,140)
JPM	12/2019	USD	15,383	INR	1,107,700	—	(121,004)
JPM	12/2019 - 03/2020	USD	1,724	MXN	34,520	—	(42,432)
JPM	12/2019	USD	14,552	PLN	57,423	—	(497,581)
JPM	02/2021	USD	2,245	RUB	153,100	—	(13,526)
JPM	12/2019	USD	10,307	THB	314,648	—	(118,615)
JPM	12/2019 - 03/2020	USD	19,053	TRY	112,690	—	(268,387)
JPM	12/2019 - 03/2020	USD	11,181	ZAR	171,550	46,788	(81,287)
JPM	12/2019 - 03/2020	ZAR	239,505	USD	15,886	13,777	(267,955)
MOS	12/2019	CZK	3,000	USD	128	3,303	—

Total Unrealized Appreciation and Depreciation						$4,299,270	$(6,138,963)

19      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Continued

Exchange-Traded Options Written at October 31, 2019
Description		Exercise Price		Expiration Date	Number of Contracts (000’s)			Notional Amount (000’s)		Premiums Received	Value
S&P 500 Index Put		USD	2,350.000	2/21/20	USD	(0)	[1]	USD	1,410	$14,201	$(3,630)

Over-the-Counter Options Written at October 31, 2019
Description	Counter -party	Exercise Price		Expiration Date	Number of Contracts (000’s)			Notional Amount (000’s)		Premiums Received	Value
BRL Currency Call	JPM	BRL	4.196	11/6/19	BRL	(19,760)		BRL	19,760	$47,940	$(774)
EUR Currency Call	BOA	RUB	73.090	12/20/19	EUR	(3,200)		EUR	3,200	38,181	(28,189)
EUR Currency Call	GSCOI	RUB	72.860	12/16/19	EUR	(12,750)		EUR	12,750	141,945	(112,770)
EUR Currency Call	JPM	INR	87.320	7/15/20	EUR	(8,920)		EUR	8,920	117,535	(101,141)
EUR Currency Call	JPM	BRL	4.780	12/12/19	EUR	(5,650)		EUR	5,650	66,623	(14,983)
EUR Currency Put	JPM	BRL	4.330	12/12/19	EUR	(5,650)		EUR	5,650	41,943	(22,242)
EUR Currency Put	JPM	IDR	13660.000	10/26/20	EUR	(3,340)		EUR	3,340	18,904	(15,244)
EUR Currency Call	JPM	IDR	15625.000	10/26/20	EUR	(3,340)		EUR	3,340	43,704	(42,123)
EUR Currency Call	JPM	INR	77.550	10/27/20	EUR	(3,500)		EUR	3,500	39,382	(39,838)
EUR Currency Put	JPM	INR	69.400	10/27/20	EUR	(3,500)		EUR	3,500	16,422	(12,742)
MXN Currency Call	CITNA-B	MXN	20.650	1/9/20	MXN	(615,600)		MXN	615,600	382,041	(83,721)
RUB Currency Put	GSCO-OT	RUB	72.000	4/8/20	RUB	(916,000)		RUB	916,000	397,201	(67,839)

Total Over-the-Counter Options Written										$1,351,821	$(541,606)

1. Number of contracts are less than 500.

Centrally Cleared Interest Rate Swaps at October 31, 2019
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	BZDIOVRA	6.630%	1/2/25	BRL 12,800	$—	$96,184	$96,184

20      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CITNA-B	Pay	COOVIBR	5.220%	8/12/29	COP	4,850,000	$—	$(13,573)	$(13,573)
CITNA-B	Pay	COOVIBR	5.200	8/1/29	COP	6,155,000	—	(19,062)	(19,062)
DEU	Pay	Six-Month PLN WIBOR WIBO	2.415	1/25/23	PLN	7,000	—	64,361	64,361
GSCOI	Pay	MXN TIIE BANXICO	7.200	7/27/22	MXN	385,000	—	435,674	435,674
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN	500	—	(2,208)	(2,208)
GSCOI	Pay	JIBA3M	8.690	8/8/29	ZAR	146,800	—	(12,228)	(12,228)
GSCOI	Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN	31,500	—	237,857	237,857
HSBC	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN	53,870	—	102,940	102,940
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL	424,400	—	410,276	410,276
JPM	Pay	BZDIOVRA	6.528	1/2/24	BRL	15,500	—	113,116	113,116
JPM	Pay	MXN TIIE BANXICO	6.710	9/23/21	MXN	168,600	—	34,970	34,970
JPM	Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN	120,200	—	33,138	33,138
JPM	Receive	MXN TIIE BANXICO	6.975	10/22/20	MXN	329,300	—	(7,587)	(7,587)
JPM	Pay	MXN TIIE BANXICO	6.765	10/11/29	MXN	43,300	—	21,515	21,515
JPM	Pay	MXN TIIE BANXICO	7.075	10/5/39	MXN	38,000	—	29,860	29,860
JPM	Pay	PRIB03M	2.168	10/14/20	CZK	385,900	—	(5,002)	(5,002)
JPM	Pay	CLICP	2.720	10/25/29	CLP	1,250,100	—	(23,723)	(23,723)
JPM	Pay	MXN TIIE BANXICO	6.405	10/26/22	MXN	162,000	—	19,564	19,564

Total Centrally Cleared Interest Rate Swaps							$—	$1,516,072	$1,516,072

Over-the-Counter Interest Rate Swaps at October 31, 2019
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Three-Month MYR KLIBOR BNM	4.010%	11/10/22	MYR	5,000	$—	$27,195	$27,195
BOA	Receive	INR FBIL MIBOR OIS Compound	5.670	5/27/21	INR	715,000	—	(94,588)	(94,588)
BOA	Receive	INR FBIL MIBOR OIS Compound	5.595	6/3/21	INR	478,000	—	(64,065)	(64,065)
CITNA-B	Pay	MOSKP3	8.320	5/30/24	RUB	125,500	—	166,774	166,774
GSCOI	Pay	MOSKP3	8.535	5/8/24	RUB	485,000	—	717,328	717,328
GSCOI	Pay	MOSKP3	8.270	5/24/24	RUB	126,000	—	163,889	163,889
GSCOI	Pay	MOSKP3	8.360	6/24/29	RUB	111,450	—	215,866	215,866
JPM	Pay	MOSKP3	6.510	10/30/21	RUB	692,000	—	(10,242)	(10,242)

21      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
JPM	Pay	Three-Month COP IBR OIS Compound	7.300%	6/1/26	COP 1,037,500	$—	$42,350	$42,350
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	—	6,847	6,847
JPM	Receive	JIBA3M	8.130	1/30/30	ZAR 20,900	—	(30,269)	(30,269)

Total Over-the-Counter Interest Rate Swaps						$—	$1,141,085	$1,141,085

Over-the-Counter Interest Rate Swaptions Written at October 31, 2019
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three- Month RUB MOSPRIME NFEA	8.080%	6/15/20	RUB 213,700	$66,463	$(27,688)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble

22      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BANXICO	Banco de Mexico
BNM	Bank Negara Malaysia
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Rate Average
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MOSPRIME NFEA	Moscow Prime Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
OIS	Overnight Index Swap
PRIB03M	Prague Interbank Offered Rate (PRIBOR)
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
WIBR6M	GBP Benchmark WIBOR PLN 6 month
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $226,908,200)	$218,139,704
Affiliated companies (cost $21,720,022)	21,720,022

239,859,726
Cash	385,791
Cash—foreign currencies (cost $950,190)	950,382
Cash used for collateral on OTC derivatives	1,735,000
Cash used for collateral on centrally cleared swaps	2,422,474
Unrealized appreciation on forward currency exchange contracts	4,299,270
Swaps, at value	1,340,249
Variation margin receivable - centrally cleared swaps	224,952
Receivables and other assets:
Interest and dividends	5,406,447
Investments sold	4,590,887
Shares of beneficial interest sold	316,509
Other	28,621

Total assets	261,560,308
Liabilities
Unrealized depreciation on forward currency exchange contracts	6,138,963
Options written, at value (premiums received $1,366,022)	545,236
Swaps, at value	199,164
Swaptions written, at value (premiums received $66,463)	27,688
Payables and other liabilities:
Investments purchased	858,364
Shares of beneficial interest redeemed	475,345
Foreign capital gains tax	445,502
Transfer and shareholder servicing agent fees	78,998
Shareholder communications	52,528
Distribution and service plan fees	23,090
Trustees’ compensation	19,317
Dividends	12,010
Advisory fees	4,724
Administration fees	98
Other	186,145

Total liabilities	9,067,172
Net Assets	$252,493,136

Composition of Net Assets
Shares of beneficial interest	$262,226,154
Total accumulated loss	(9,733,018)

Net Assets	$252,493,136

24      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $48,921,496 and 6,997,217 shares of beneficial interest outstanding)	$6.99

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$7.30

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,331,691 and 2,191,877 shares of beneficial interest outstanding)	$6.99

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,588,022 and 370,294 shares of beneficial interest outstanding)	$6.99

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $162,754,213 and 23,266,098 shares of beneficial interest outstanding)	$7.00

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,538 and 1,508 shares of beneficial interest outstanding)	$6.99

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,887,176 and 3,276,180 shares of beneficial interest outstanding)	$6.99

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF

OPERATIONS

	Five Months Ended	Year Ended
	October 31, 2019	May 31, 2019
Investment Income
Interest (net of foreign withholding taxes of $237,946 and $500,962, respectively)	$6,501,900	$15,485,436
Dividends – affiliated companies	52,797	82,593

Total investment income	6,554,697	15,568,029
Expenses
Advisory fees	659,340	1,560,861
Administration fees	13,649	322
Distribution and service plan fees:
Class A	48,715	112,573
Class C	66,681	167,200
Class R	5,453	11,971
Transfer and shareholder servicing agent fees:
Class A	29,980	78,981
Class C	10,002	28,453
Class R	1,636	4,102
Class Y	97,731	253,929
Class R5	3	—
Class R6	485	2,320
Shareholder communications:
Class A	8,523	5,678
Class C	2,803	3,332
Class R	465	765
Class Y	27,865	22,490
Class R5	2	—
Class R6	1,342	2,376
Custodian fees and expenses	64,391	174,612
Legal, auditing and other professional fees	45,300	73,238
Registration fees	19,007	—
Trustees’ compensation	6,899	11,197
Borrowing fees	—	6,464
Other	48,430	63,524

Total expenses	1,158,702	2,584,388
Less waivers and reimbursements of expenses	(135,008)	(165,468)

Net expenses	1,023,694	2,418,920
Net Investment Income	5,531,003	13,149,109

26      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Five Months Ended	Year Ended
	October 31, 2019	May 31, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains tax of $67,843 and $85,069, respectively)	$(2,636,416)	$ (16,260,706)
Option contracts written	3,033,548	1,925,746
Foreign currency transactions	(274,465)	(1,258,791)
Forward currency exchange contracts	81,213	(1,869,173)
Swap contracts	2,593,520	2,376,459
Swaption contracts written	—	23,272

Net realized gain (loss)	2,797,400	(15,063,193)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions (net of foreign capital gains tax of $405,078 and $40,424, respectively)	7,936,342	(3,026,221)
Translation of assets and liabilities denominated in foreign currencies	99,917	130,906
Forward currency exchange contracts	(1,133,507)	988,442
Option contracts written	(767,569)	1,826,285
Swap contracts	741,531	1,830,576
Swaption contracts written	38,775	—

Net change in unrealized appreciation/(depreciation)	6,915,489	1,749,988
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,243,892	$ (164,096)

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$5,531,003	$13,149,109	$11,798,896
Net realized gain (loss)	2,797,400	(15,063,193)	2,308,273
Net change in unrealized appreciation/(depreciation)	6,915,489	1,749,988	(16,914,284)

Net increase (decrease) in net assets resulting from operations	15,243,892	(164,096)	(2,807,115)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(673,918)	(1,260,536)	(2,796,757)
Class C	(188,982)	(387,650)	(819,443)
Class R	(34,348)	(61,809)	(120,003)
Class Y	(2,275,794)	(4,182,745)	(6,552,072)
Class R5	(154)	(2)	—
Class R6	(116,169)	(222,715)	(759,729)

Total distributions from distributable earnings	(3,289,365)	(6,115,457)	(11,048,004)
Tax return of capital distribution:
Class A	(390,359)	(1,439,629)	(179,358)
Class C	(109,466)	(442,726)	(52,552)
Class R	(19,896)	(70,591)	(7,696)
Class Y	(1,318,226)	(4,777,016)	(420,189)
Class R5	(89)	(3)	—
Class R6	(67,289)	(254,357)	(48,722)

Total return of capital distribution	(1,905,325)	(6,984,322)	(708,517)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,653,785	(8,035,884)	13,691,683
Class C	(1,908,769)	(2,423,913)	7,444,313
Class R	(137,193)	(208,532)	1,109,583
Class Y	12,293,228	(10,262,813)	122,059,010
Class R5	—	10,000	—
Class R6	13,965,089	1,405,058	(353,830)

Total beneficial interest transactions	26,866,140	(19,516,084)	143,950,759
Net Assets
Total increase (decrease)	36,915,342	(32,779,959)	129,387,123
Beginning of period	215,577,794	248,357,753	118,970,630

End of period	$252,493,136	$215,577,794	$248,357,753

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.68	$7.02	$7.38	$7.17	$7.80	$9.27
Income (loss) from investment operations:
Net investment income[2]	0.16	0.39	0.42	0.44	0.53	0.39
Net realized and unrealized gain (loss)	0.30	(0.34)	(0.36)	0.45	(0.65)	(1.43)
Total from investment operations	0.46	0.05	0.06	0.89	(0.12)	(1.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.18)	(0.40)	0.00	0.00	(0.42)
Tax return of capital distribution	(0.06)	(0.21)	(0.02)	(0.68)	(0.51)	(0.01)
Total dividends and/or distributions to shareholders	(0.15)	(0.39)	(0.42)	(0.68)	(0.51)	(0.43)
Net asset value, end of period	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80

Total Return, at Net Asset Value[3]	6.99%	0.85%	0.62%	13.03%	(1.29)%	(11.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,921	$44,188	$55,015	$44,710	$47,515	$32,520
Average net assets (in thousands)	$47,783	$46,481	$53,092	$50,009	$31,493	$38,815
Ratios to average net assets:[4]
Net investment income	5.66%	5.82%	5.60%	6.03%	7.37%	4.51%
Expenses excluding specific expenses listed below	1.32%	1.27%	1.29%	1.44%	1.51%	1.46%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.32%	1.27%	1.29%	1.44%	1.51%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.16%	1.15%	1.24%	1.25%	1.25%
Portfolio turnover rate[7]	21%	67%	48%	87%	108%	107%

29      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Five Months Ended October 31, 2019	1.32%
Year Ended May 31, 2019	1.27%
Year Ended May 31, 2018	1.29%
Year Ended May 31, 2017	1.44%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class C	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.68	$7.02	$7.38	$7.17	$7.80	$9.27
Income (loss) from investment operations:
Net investment income[2]	0.14	0.33	0.36	0.38	0.46	0.32
Net realized and unrealized gain (loss)	0.30	(0.34)	(0.36)	0.46	(0.63)	(1.42)
Total from investment operations	0.44	(0.01)	0.00	0.84	(0.17)	(1.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.15)	(0.34)	0.00	0.00	(0.36)
Tax return of capital distribution	(0.05)	(0.18)	(0.02)	(0.63)	(0.46)	(0.01)
Total dividends and/or distributions to shareholders	(0.13)	(0.33)	(0.36)	(0.63)	(0.46)	(0.37)
Net asset value, end of period	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80

Total Return, at Net Asset Value[3]	6.61%	(0.14)%	(0.09)%	12.18%	(2.03)%	(12.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,332	$16,488	$19,932	$13,633	$8,183	$10,267
Average net assets (in thousands)	$15,919	$16,752	$18,345	$10,161	$8,468	$12,919
Ratios to average net assets:[4]
Net investment income	4.81%	4.97%	4.75%	5.27%	6.38%	3.74%
Expenses excluding specific expenses listed below	2.08%	2.04%	2.05%	2.24%	2.38%	2.31%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	2.08%	2.04%	2.05%	2.24%	2.38%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.01%	2.00%	2.00%	2.00%	2.00%
Portfolio turnover rate[7]	21%	67%	48%	87%	108%	107%

31      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Five Months Ended October 31, 2019	2.08%
Year Ended May 31, 2019	2.04%
Year Ended May 31, 2018	2.05%
Year Ended May 31, 2017	2.24%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

32      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class R	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.68	$7.02	$7.38	$7.17	$7.80	$9.27
Income (loss) from investment operations:
Net investment income[2]	0.15	0.36	0.39	0.42	0.51	0.36
Net realized and unrealized gain (loss)	0.30	(0.34)	(0.36)	0.45	(0.65)	(1.42)
Total from investment operations	0.45	0.02	0.03	0.87	(0.14)	(1.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.17)	(0.37)	0.00	0.00	(0.40)
Tax return of capital distribution	(0.05)	(0.19)	(0.02)	(0.66)	(0.49)	(0.01)
Total dividends and/or distributions to shareholders	(0.14)	(0.36)	(0.39)	(0.66)	(0.49)	(0.41)
Net asset value, end of period	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80

Total Return, at Net Asset Value[3]	6.84%	0.50%	0.27%	12.74%	(1.54)%	(11.71)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,588	$2,603	$2,935	$2,023	$1,550	$1,377
Average net assets (in thousands)	$2,604	$2,418	$2,436	$1,539	$1,214	$1,658
Ratios to average net assets:[4]
Net investment income	5.31%	5.47%	5.25%	5.77%	7.01%	4.22%
Expenses excluding specific expenses listed below	1.58%	1.54%	1.55%	1.73%	1.87%	1.80%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.58%	1.54%	1.55%	1.73%	1.87%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.51%	1.50%	1.50%	1.50%	1.50%
Portfolio turnover rate[7]	21%	67%	48%	87%	108%	107%

33      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Five Months Ended October 31, 2019	1.58%
Year Ended May 31, 2019	1.54%
Year Ended May 31, 2018	1.55%
Year Ended May 31, 2017	1.73%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

34      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class Y	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.68	$7.03	$7.38	$7.17	$7.79	$9.26
Income (loss) from investment operations:
Net investment income[2]	0.17	0.40	0.44	0.46	0.54	0.43
Net realized and unrealized gain (loss)	0.31	(0.35)	(0.35)	0.45	(0.63)	(1.44)
Total from investment operations	0.48	0.05	0.09	0.91	(0.09)	(1.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.19)	(0.41)	0.00	0.00	(0.45)
Tax return of capital distribution	(0.06)	(0.21)	(0.03)	(0.70)	(0.53)	(0.01)
Total dividends and/or distributions to shareholders	(0.16)	(0.40)	(0.44)	(0.70)	(0.53)	(0.46)
Net asset value, end of period	$7.00	$6.68	$7.03	$7.38	$7.17	$7.79

Total Return, at Net Asset Value[3]	7.24%	0.91%	0.96%	13.35%	(0.87)%	(11.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,754	$143,684	$162,875	$50,516	$3,437	$4,185
Average net assets (in thousands)	$155,791	$149,516	$121,012	$17,194	$3,265	$7,931
Ratios to average net assets:[4]
Net investment income	5.86%	6.02%	5.80%	6.33%	7.48%	4.93%
Expenses excluding specific expenses listed below	1.08%	1.03%	1.04%	1.22%	1.35%	1.27%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.08%	1.03%	1.04%	1.22%	1.35%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.96%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate[7]	21%	67%	48%	87%	108%	107%

35      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Five Months Ended October 31, 2019	1.08%
Year Ended May 31, 2019	1.03%
Year Ended May 31, 2018	1.04%
Year Ended May 31, 2017	1.22%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class R5	Five Months Ended October 31, 2019	Period Ended May 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$6.67	$6.63
Income (loss) from investment operations:
Net investment income[2]	0.17	0.00[3]
Net realized and unrealized gain (loss)	0.31	0.04
Total from investment operations	0.48	0.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.00)[3]
Tax return of capital distribution	(0.06)	(0.00)[3]
Total dividends and/or distributions to shareholders	(0.16)	(0.00)[3]
Net asset value, end of period	$6.99	$6.67

Total Return, at Net Asset Value[4]	7.27%	0.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[5]
Net investment income	5.91%	6.13%
Expenses excluding specific expenses listed below	1.00%	0.85%
Interest and fees from borrowings	0.00%	0.00%
Total expenses[6]	1.00%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.85%
Portfolio turnover rate[7]	21%	67%

37      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Five Months Ended October 31, 2019	1.00%
Period Ended May 31, 2019	0.85%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

38      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class R6	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.67	$7.02	$7.37	$7.16	$7.79	$9.26
Income (loss) from investment operations:
Net investment income[2]	0.17	0.41	0.44	0.46	0.54	0.32
Net realized and unrealized gain (loss)	0.31	(0.35)	(0.35)	0.46	(0.63)	(1.32)
Total from investment operations	0.48	0.06	0.09	0.92	(0.09)	(1.00)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.19)	(0.41)	0.00	0.00	(0.46)
Tax return of capital distribution	(0.06)	(0.22)	(0.03)	(0.71)	(0.54)	(0.01)
Total dividends and/or distributions to shareholders	(0.16)	(0.41)	(0.44)	(0.71)	(0.54)	(0.47)
Net asset value, end of period	$6.99	$6.67	$7.02	$7.37	$7.16	$7.79

Total Return, at Net Asset Value[3]	7.29%	1.01%	1.05%	13.47%	(0.91)%	(11.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,887	$8,604	$7,601	$8,089	$2,325	$2,339
Average net assets (in thousands)	$7,797	$7,785	$13,701	$5,000	$2,226	$1,212
Ratios to average net assets:[4]
Net investment income	5.96%	6.12%	5.90%	6.42%	7.57%	4.02%
Expenses excluding specific expenses listed below	0.95%	0.91%	0.87%	1.03%	1.11%	1.08%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.95%	0.91%	0.87%	1.03%	1.11%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.86%	0.85%	0.85%	0.85%	0.84%
Portfolio turnover rate[7]	21%	67%	48%	87%	108%	107%

39      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Five Months Ended October 31, 2019	0.95%
Year Ended May 31, 2019	0.91%
Year Ended May 31, 2018	0.87%
Year Ended May 31, 2017	1.03%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

40      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Emerging Markets Local Debt Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective July 31, 2019, the Fund’s fiscal year end changed from May 31 to October 31, 2019.

The Fund’s investment objective is to seek total returns.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities),

41      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a

42      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such,

43      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in

44      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$3,225,270	$6,748,333

1. At period end, the Fund had $2,966,709 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $258,561 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4 During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss
$1,936,126	$1,936,126

The tax character of distributions paid during the reporting periods:

	Five Months Ended October 31, 2019	Year Ended May 31, 2019
Distributions paid from:
Ordinary income	$3,289,365	$6,115,457
Return of capital	1,905,325	6,984,322

Total	$5,194,690	$13,099,779

The aggregate cost of securities and other investments and the composition of unrealized

45      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$249,565,598
Federal tax cost of other investments	(2,226,325)

Total federal tax cost	$247,339,273

Gross unrealized appreciation	$15,413,548
Gross unrealized depreciation	(22,161,881)

Net unrealized depreciation	$(6,748,333)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities

46      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be

47      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par

48      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations.

49      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements tables. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and

50      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can

51      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

be no assurance that a liquid secondary market will exist for any option purchased.
N.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.70%
Next $500 million	0.65
Next $4 billion	0.60
Over $5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the five months ended October 31, 2019, the effective advisory fee incurred by the Fund was 0.68% annualized.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 28, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 2.00%, 1.50%, 0.95%, 0.90% and 0.85%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining

52      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the five months ended October 31, 2019, the Adviser waived advisory fees of $2,400 and reimbursed fund expenses of $35,565, $5,457, $894, $87,481, $4, and $3,207 for Class A, Class C, Class R, Class Y, R5, and R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the five months ended October 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the five months ended October 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average

53      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the five months ended October 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the five months ended October 31, 2019, IDI advised the Fund that IDI retained $3,268 in front-end sales commissions from the sale of Class A shares and $118 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The

54      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$201,240,817	$—	$201,240,817
Corporate Bonds and Notes	—	12,101,996	—	12,101,996
Short-Term Notes	—	4,214,054	—	4,214,054
Exchange-Traded Option Purchased	11,220	—	—	11,220
Over-the-Counter Options Purchased	—	467,771	—	467,771
Over-the-Counter Interest Rate
Swaption Purchased	—	103,846	—	103,846
Investment Company	21,720,022	—	—	21,720,022

Total Investments, at Value	21,731,242	218,128,484	—	239,859,726
Other Financial Instruments:
Swaps, at value	—	1,340,249	—	1,340,249
Centrally cleared swaps, at value	—	1,599,455	—	1,599,455
Forward currency exchange contracts	—	4,299,270	—	4,299,270

Total Assets	$21,731,242	$225,367,458	$—	$247,098,700

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(199,164)	$—	$(199,164)
Centrally cleared swaps, at value	—	(83,383)	—	(83,383)
Options written, at value	—	(545,236)	—	(545,236)
Forward currency exchange contracts	—	(6,138,963)	—	(6,138,963)
Swaptions written, at value	—	(27,688)	—	(27,688)

Total Liabilities	$—	$(6,994,434)	$—	$(6,994,434)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting

55      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$167,149	$(167,149)	$–	$–	$–
Barclays Bank plc	24,927	–	–	–	24,927
Citibank NA	2,402,481	(2,402,481)	–	–	–
Goldman Sachs Bank USA	394,367	(394,367)	–	–	–
Goldman Sachs International	1,200,929	(140,458)	(1,060,471)	–	–
JPMorgan Chase Bank NA	2,017,980	(2,017,980)	–	–	–
Morgan Stanley & Co., Inc.	3,303	–	–	–	3,303

	$6,211,136	$(5,122,435)	$(1,060,471)	$–	$28,230

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$ (1,126,454)	$167,149	$–	$959,305	$–
Citibank NA	(2,841,681)	2,402,481	–	439,200	–
Goldman Sachs Bank USA	(402,625)	394,367	–	–	(8,258)
Goldman Sachs International	(140,458)	140,458	–	–	–

56      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
JPMorgan Chase Bank NA	$(2,396,203)	$2,017,980	$378,223	$–	$–

	$(6,907,421)	$5,122,435	$378,223	$1,398,505	$(8,258)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$1,340,249	Swaps, at value	$199,164
Interest rate contracts	Centrally cleared swaps, at value	1,599,455[1]	Centrally cleared swaps, at value	83,383[1]
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	4,299,270	Unrealized depreciation on foreign currency exchange contracts	6,138,963
Equity contracts			Options written, at value	3,630
Foreign exchange contracts			Options written, at value	541,606
Equity contracts	Investments, at value	11,220[2]
Forward currency exchange contracts	Investments, at value	467,771[2]
Interest rate contracts	Investments, at value	103,846[2]	Swaptions written, at value	27,688

Total		$7,821,811		$6,994,434

1. The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

2. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Period Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

57      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$—	$—	$(127,010)	$(127,010)
Currency contracts	(215,943)	2,987,212	—	—	2,771,269
Equity contracts	(133,088)	46,336	—	—	(86,752)
Forward currency exchange contracts	—	—	81,213	—	81,213
Interest rate contracts	—	—	—	2,720,530	2,720,530

Total	$(349,031)	$3,033,548	$81,213	$2,593,520	$5,359,250

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Forward currency exchange contracts
Credit contracts	$—	$–	$—	$—
Currency contracts	6,253	(774,244)	—	—
Equity contracts	(21,344)	6,675	—	—
Forward currency exchange contracts	—	–	—	(1,133,507)
Interest rate contracts	(18,554)	–	38,775	—

Total	$(33,645)	$(767,569)	$38,775	$(1,133,507)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments			Swap contracts	Total
Credit contracts			$20,905	$20,905
Currency contracts			—	(767,991)
Equity contracts			—	(14,669)
Forward currency exchange contracts			—	(1,133,507)
Interest rate contracts			720,626	740,847

Total			$741,531	$(1,154,415)

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the period ended average notional value of forward foreign currency contracts, swap agreements, options purchased and swaptions purchased during the period.

58      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Options purchased	Options written	Swaptions purchased*	Swaptions written	Total swaps
Average notional amount	$51,574,650,852	$72,483,818,849	$48,000,000	$3,313,618	$283,053,211
Average contracts	51,565,954,915	72,471,993,875

Forwards
Average notional amount	$ 332,277,396
Average contracts

*Summarizes the 3 month average notional value of swaptions purchased and 5 month average notional value and contracts of index options and currency options purchased.

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the five months ended October 31, 2019 was $53,106,953 and $44,413,693, respectively.

59      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Five Months Ended October 31, 2019[1]		Year Ended May 31, 2019[1]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,044,919	$7,199,389	2,142,936	$14,310,743	5,762,810	$43,318,445
Automatic conversion Class C to Class A shares	262,497	1,825,748	—	—	—	—
Dividends and/or distributions reinvested	145,246	1,003,255	379,482	2,525,008	370,610	2,771,775
Redeemed	(1,072,959)	(7,374,607)	(3,739,725)	(24,871,635)	(4,358,316)	(32,398,537)

Net increase (decrease)	379,703	$2,653,785	(1,217,307)	$(8,035,884)	1,775,104	$13,691,683

Class C
Sold	236,093	$1,639,028	585,234	$3,901,473	1,716,729	$12,870,446
Dividends and/or distributions reinvested	42,226	291,721	121,982	811,924	113,131	846,592
Automatic conversion Class C to Class A shares	(262,417)	(1,825,748)	—	—	—	—
Redeemed	(292,398)	(2,013,770)	(1,076,257)	(7,137,310)	(839,358)	(6,272,725)

Net increase (decrease)	(276,496)	$(1,908,769)	(369,041)	$(2,423,913)	990,502	$7,444,313

Class R
Sold	31,396	$217,803	138,268	$910,316	325,225	$2,463,467
Dividends and/or distributions reinvested	7,720	53,312	19,671	130,969	16,951	126,639
Redeemed	(58,762)	(408,308)	(186,103)	(1,249,817)	(198,289)	(1,480,523)

Net increase (decrease)	(19,646)	$(137,193)	(28,164)	$(208,532)	143,887	$1,109,583

60      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Five Months Ended October 31, 2019[1]		Year Ended May 31, 2019[1]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class Y
Sold	7,252,270	$50,239,677	18,825,483	$125,559,158	26,087,049	$195,579,129
Dividends and/or distributions reinvested	519,823	3,592,760	1,344,630	8,955,272	927,066	6,937,468
Redeemed	(6,008,112)	(41,539,209)	(21,847,674)	(144,777,243)	(10,677,026)	(80,457,587)

Net increase (decrease)	1,763,981	$12,293,228	(1,677,561)	$(10,262,813)	16,337,089	$122,059,010

Class R5[2]
Sold	—	$—	1,508	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	1,508	$10,000	—	$—

Class R6
Sold	2,582,693	$18,091,112	641,294	$4,302,870	1,771,836	$13,319,343
Dividends and/or distributions reinvested	26,226	181,120	71,688	476,744	103,975	780,106
Redeemed	(622,495)	(4,307,143)	(506,738)	(3,374,556)	(1,889,686)	(14,453,279)

Net increase (decrease)	1,986,424	$13,965,089	206,244	$1,405,058	(13,875)	$(353,830)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 60% at October 31, 2019 and 59% at May 31, 2019 of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

61      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer Emerging Markets Local Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Emerging Markets Local Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of Changes in Net Assets	Financial Highlights
For the period from June 1, 2019 through October 31, 2019 and the year ended May 31, 2019

For the period from June 1, 2019 through October 31, 2019 and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6

For the period from June 1, 2019 through October 31, 2019 and the period from May 24, 2019 (inception of offering) through May 31, 2019 for Class R5

The financial statements of Invesco Oppenheimer Emerging Markets Local Debt Fund (formerly known as Oppenheimer Emerging Markets Local Debt Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial

62      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

63      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

64      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $29,517 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

65      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

66      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

67      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

68      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

69      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

70      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

71      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

72      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

73      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

74      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

75      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

76      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

77      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

78      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the

Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment

Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers

LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

JPMorgan Chase Bank

4 Chase Metro Tech

Center

Brooklyn, NY 11245

79      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

80      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

81      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

82      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

83      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-EMLD-AR-1 12272019

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”).

Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2018

Audit Fees	$1,222,685	$942,000
Audit-Related Fees	$0	$0
Tax Fees(1)	$638,442	$298,550
All Other Fees	$0	$0

Total Fees	$1,861,127	$1,240,550

g) PwC billed the Registrant aggregate non-audit fees of $638,442 for the fiscal year ended 2019, and $298,550 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)

Tax Fees for the fiscal year end October 31, 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax Fees for fiscal year end October 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$662,000

(1)	Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,984,000 for the fiscal year ended October 31, 2019, and

$3,639,000 for the fiscal year ended October 31, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 18, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 18, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 3, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 3, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 3, 2020